UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7704

Schwab Capital Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Item 1: Report(s) to Shareholders.

Annual Report  |  October 31, 2021
Laudus International MarketMasters Fund™

Laudus International MarketMasters Fund
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.
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Laudus International MarketMasters Fund  |  Annual Report

Laudus International MarketMasters Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/laudusfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2021
Laudus International MarketMasters Fund[1] (Ticker Symbol: SWMIX)	33.50%
MSCI EAFE® Index (Net)[2]	34.18%
Fund Category: Morningstar Foreign Large Growth[3]	27.70%
Performance Details	pages 7-9
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
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Laudus International MarketMasters Fund
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the fund
covered in this report.
Dear Shareholder,
During the 12-month reporting period ended October 31, 2021, global equity markets generally gained ground as economies began to recover from COVID-19 pandemic lockdowns and corporations generally posted stronger-than-expected profits. The S&P 500® Index, a bellwether for the overall U.S. stock market, rose 42.9%, reaching record territory as the period ended, while the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 34.2%. Emerging markets rose as well, although not to the same degree. A more complex story lay beneath those broad gains. Skyrocketing oil and gas prices propelled the energy sector ahead of other sectors, while other sectors were constrained by rising inflationary pressures, supply chain disruptions, and the spread of the Delta variant.
While there are always winners and losers among various markets, sectors, and individual stocks, today’s top performers are rarely the same as yesterday’s or tomorrow’s. At Schwab Asset Management, we believe the best defense against a shifting investment landscape is a portfolio that’s diversified across a wide variety of asset classes and geographic regions. The fund offers a multi-manager structure for investing in international stocks, each with their own focus and style, to provide diversified access to international stocks in both developed and emerging markets. With a rigorous subadviser selection process and ongoing oversight by our investment manager research team, the fund provides exposure to international developed and emerging markets, large- and small-capitalization, and growth and value stocks. Each of its subadvisers is selected based on their investment style and consistency of returns, as well as their measures for managing risk
Thank you for investing with Schwab Asset Management, and for trusting us to help you achieve your financial goals. For more information about the Laudus International MarketMasters Fund, please continue reading this report. In addition, you can find further details about the fund by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ The fund offers a multi-manager structure for investing in international stocks, each with their own focus and style, to provide diversified access to international stocks in both developed and emerging markets.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds, Laudus Funds, and Schwab ETFs.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Laudus International MarketMasters Fund
The Investment Environment

For the 12-month reporting period ended October 31, 2021, international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 42.91%. Among international markets, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 34.18% and the MSCI Emerging Markets Index (Net)* returned 16.96%.
Bolstered by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Congress and U.S. Federal Reserve (Fed) beginning in March 2020, the U.S. economy began to recover from the dramatic impact of the COVID-19 pandemic beginning in the third quarter of 2020. Outside the United States, global economies also displayed resilience but were somewhat more constrained amid continuing struggles against COVID-19 and the emergence and spread of the Delta variant. Oil prices rose through most of the reporting period, except for a dip in July and August, on growing demand and reduced production. In the eurozone, GDP growth jumped in the third quarter of 2020, regaining much of its losses from the second quarter, but turned slightly negative for both the fourth quarter of 2020 and the first quarter of 2021. GDP growth turned positive for the second and third quarters of 2021. The United Kingdom, which was particularly hard-hit by the COVID-19 pandemic, suffered its biggest slump in more than three centuries over the course of 2020, effectively wiping out its growth over the past seven years, but posted a small positive gain in GDP for the first quarter of 2021. The United Kingdom removed many of the country’s stringent restrictions during the summer and posted a strong gain in GDP growth for the second quarter of 2021. Japan’s economy, after rebounding sharply in the third quarter of 2020, posted a positive, albeit smaller, gain in the fourth
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2021

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Laudus International MarketMasters Fund
The Investment Environment (continued)

quarter of 2020. Japan’s economy subsequently contracted in the first quarter of 2021 on a resurgence of COVID-19 cases and slow COVID-19 vaccine rollouts but posted a small gain for the second quarter of 2021. China, the only major economy to avoid contraction in the face of COVID-19 pandemic-related shocks, maintained positive GDP growth in the fourth quarter of 2020. China’s GDP growth accelerated sharply for the first quarter of 2021 before easing for the subsequent two quarters in part because of the political landscape and an emphasis on domestic consumption over globalization. India, after plunging into one of the worst recessions of any major economy, saw its first positive gain in GDP in the fourth quarter of 2020 and posted a sharp jump in GDP growth for the second quarter of 2021.
For the most part, central banks around the world, including the Fed, maintained the low—and for some international central banks, negative—interest rates instituted prior to, and in response to, the COVID-19 pandemic. In the United States, despite improving economic data, the Fed reiterated several times during the reporting period its intention to continue its support of the economy for as long as needed to achieve a full recovery. The Fed maintained the federal funds rate in a range of 0.00% to 0.25% throughout the reporting period. However, as inflation continued to rise for most of 2021, the Fed tightened its stance, signaling that—due to significant progress made on its twin goals of maximum employment and price stability—it could start to reduce its bond-buying program as soon as late 2021 and could begin to raise interest rates in the next 18 months. In developed international markets, most central banks were similarly accommodative while acknowledging that conditions were changing. The European Central Bank held interest rates at 0.00%, unchanged since March 2016, but reduced the pace of its asset purchase program instituted to help counter the economic impacts of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and—despite citing moderately improving conditions—vowed to continue to maintain stability in its financial markets through its ongoing programs. The Bank of England maintained its key official bank rate at 0.1% and continued to support its bond-buying program. Emerging markets were mixed. Central banks in China, India, and Indonesia maintained their low rates to help counter the ongoing effects of the COVID-19 pandemic. Mexico, Brazil, Russia, and Pakistan raised their rates, citing a stronger-than-expected recovery or to counteract the impacts of inflation.
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Laudus International MarketMasters Fund
Fund Management

Omar Aguilar, Ph.D., Managing Director and Chief Investment Officer of all investment strategies for Schwab Asset Management, is responsible for the day-to-day co-management of the fund. Mr. Aguilar has more than 20 years of broad investment management experience in the equity markets, including managing index, quantitative equity, asset allocation, and multi-manager strategies. Prior to joining Schwab in April 2011, Mr. Aguilar was with Financial Engines, where he was responsible for managing more than $40 billion in assets from leading retirement plan sponsors in the defined contribution market. Prior to that, he served as head of quantitative equity for ING Investment Management (now known as Voya Investment Management), building and developing the group and managing more than $20 billion in assets with 15 global active, index, and enhanced index strategies for pension funds, variable annuities, and mutual funds. Mr. Aguilar also served as head of quantitative research for Lehman Brothers’ alternative investment management business and as a director of quantitative research and a portfolio manager with both Merrill Lynch Investment Management and Bankers Trust.

Jane Shi, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Her responsibilities include performance attribution and portfolio reporting, as well as making recommendations for tactical portfolio allocations using quantitative models. Ms. Shi also collaborates with the Schwab Asset Management Investment Manager Research Team to evaluate and monitor current and new subadvisers. Ms. Shi joined Schwab in 2011 as a research analyst. Prior to that, Ms. Shi was a vice president and investment analyst at Bailard, Inc., where she developed quantitative models for domestic equity and tactical asset allocation strategies and was also responsible for performance measurement and attribution. Prior to that, she was a treasury analyst at Sun Microsystems, Inc.
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Laudus International MarketMasters Fund

The Laudus International MarketMasters Fund (the fund) uses a multi-manager strategy. Charles Schwab Investment Management, Inc.—the fund’s investment adviser—selects investment subadvisers with strong long-term track records to manage a portion of the fund’s assets. In addition to selecting investment subadvisers and allocating assets among them, the investment adviser is responsible for monitoring and coordinating the overall management of the fund. Each subadviser’s portfolio is compared to its respective comparative index that reflects its individual process and philosophy. The subadviser comparative indices may differ from the fund’s comparative index.
Market Highlights. For the 12-month reporting period ended October 31, 2021, international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way.
Performance. For the 12-month period ended October 31, 2021, the fund returned 33.50%, underperforming the fund’s comparative index, the MSCI EAFE® Index (Net) (the index), which returned 34.18%.
Positioning and Strategies. Over the 12-month reporting period, all five of the fund’s active subadvisers posted positive returns, contributing to the fund’s total return. Two of the fund’s active subadvisers underperformed their comparative indices and three of fund’s active subadvisers outperformed their comparative indices.
Among the fund’s five active subadvisers, American Century Investment Management, Inc., which focuses on international small-cap growth, posted a positive return but underperformed its comparative index. Stock selection was weakest in the consumer discretionary and industrials sectors and strongest in the health care and consumer staples sectors. From a sector allocation perspective, an underweight to the materials and energy sectors detracted from relative performance while an underweight to the consumer staples and health care sectors contributed to relative performance. From a geographic perspective, stock selection in China and Sweden detracted from relative performance and stock selection in Israel and United Kingdom contributed to relative performance.
Mondrian Investment Partners Limited, with its international small-cap value focus, also posted a positive return but underperformed its comparative index. Mondrian’s stock selection was weakest in the utilities and energy sectors and strongest in the industrials and financials sectors. From a sector allocation perspective, Mondrian’s underweight to the financials sector and overweight to the consumer staples sector detracted from relative performance while an overweight to the industrials sector and underweight to the materials sector contributed to relative return. From a geographic perspective, stock selection in France and Germany detracted from relative performance, while stock selection in Japan, as well as an overweight to Japan, contributed to relative performance.
Baillie Gifford Overseas Limited posted a positive return and outperformed its international growth comparative index. Stock selection was strongest in the consumer discretionary and information technology sectors and weakest in the financials and consumer staples sectors. From a sector allocation perspective, an underweight to the consumer staples sector and an overweight to the health care sector contributed to relative return, while an overweight to the consumer discretionary sector and an underweight to the industrials sector detracted from relative return. From a geographic perspective, an allocation to the United States and stock selection in China contributed to relative performance and stock selection in Germany and the lack of an allocation to Switzerland detracted from relative performance.
William Blair Investment Management, LLC posted a positive total return and outperformed its international multi-cap growth comparative index. Stock selection was strongest in the consumer discretionary and health care sectors and weakest in the financials and energy sectors. From a sector allocation perspective, William Blair’s overweight to the information technology and industrials sectors contributed to relative performance, while an underweight to the materials sector detracted from relative performance. From a geographic perspective, stock selection in China and Switzerland contributed to relative performance, while an overweight to China and stock selection in India detracted from relative performance.
Harris Associates L.P. posted the strongest total return and outperformed its international growth comparative index. Stock selection was strongest in the industrials and materials sectors and weakest in the consumer discretionary and consumer staples sectors. From a sector allocation perspective, Harris’ underweight to the consumer staples sector and overweight to the financials sector contributed to relative performance, while an underweight to the energy sector and overweight to the communications services sector detracted from relative performance. From a geographic perspective, stock selection in the United Kingdom and Italy contributed to relative performance, while an overweight to China and stock selection in Australia detracted from relative performance.
Mellon Investments Corporation, the fund’s smallest subadviser allocation, was liquidated to cash on January 31, 2020. The raised funds were reallocated within the portfolio. Mellon is currently a dormant subadviser for the fund.

Management views and portfolio holdings may have changed since the report date.
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Laudus International MarketMasters Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/laudusfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1,2,3

Average Annual Total Returns1,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Laudus International MarketMasters Fund (4/2/04)[2]	33.50%	12.85%	9.79%
MSCI EAFE® Index (Net)[4]	34.18%	9.79%	7.37%
Fund Category: Morningstar Foreign Large Growth[5]	27.70%	13.76%	9.74%
Fund Expense Ratios[6]: Net 1.25%; Gross 1.51%

Investment Managers and Allocations7
Investment Managers	Investment Style	% of Net Assets
American Century Investment Management, Inc.	International Small-Cap Growth	28.7%
William Blair Investment Management, LLC	International Multi-Cap Growth	25.6%
Mondrian Investment Partners Limited	International Small-Cap Value	18.2%
Harris Associates L.P.	International Large-Cap Value	18.0%
Baillie Gifford Overseas Limited	International Growth	8.5%
Mellon Investment Corporation	International Blend	0.0% [8]
Cash and other assets		1.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The fund commenced operations on October 16, 1996 which became the Laudus International MarketMasters Fund Investor Shares. The Investor Shares were consolidated into Select Shares on February 26, 2019. The performance presented is that of the former Select Shares which commenced operations on April 2, 2004.
[3]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[4]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
[7]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.
[8]	Less than 0.05%.
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Laudus International MarketMasters Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	457
Weighted Average Market Cap (millions)	$53,536
Price/Earnings Ratio (P/E)	22.1
Price/Book Ratio (P/B)	3.0
Portfolio Turnover Rate	59%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Laudus International MarketMasters Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2021 and held through October 31, 2021.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 5/1/21	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/21	EXPENSES PAID DURING PERIOD 5/1/21-10/31/21[2]
Laudus International MarketMasters Fund
Actual Return	1.25%	$1,000.00	$1,035.50	$6.41
Hypothetical 5% Return	1.25%	$1,000.00	$1,018.90	$6.36

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Laudus International MarketMasters Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19[1]	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$24.37	$22.89	$22.89	$26.96	$21.16
Income (loss) from investment operations:
Net investment income (loss)[2]	0.01	0.00 [3]	0.31	0.24	0.22
Net realized and unrealized gains (losses)	7.94	1.95	1.74	(3.09)	5.76
Total from investment operations	7.95	1.95	2.05	(2.85)	5.98
Less distributions:
Distributions from net investment income	—	(0.43)	(0.29)	(0.36)	(0.18)
Distributions from net realized gains	(1.72)	(0.04)	(1.76)	(0.86)	—
Total distributions	(1.72)	(0.47)	(2.05)	(1.22)	(0.18)
Net asset value at end of period	$30.60	$24.37	$22.89	$22.89	$26.96
Total return	33.50%	8.56%	10.50%	(11.09%)	28.52%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Gross operating expenses	1.47%	1.51%	1.50%	1.51%	1.53%
Net investment income (loss)	0.05%	0.00% [4]	1.43%	0.92%	0.92%
Portfolio turnover rate	59%	65%	54%	69%	71%
Net assets, end of period (x 1,000,000)	$1,495	$1,243	$1,413	$1,127	$1,229

[1]	Effective February 26, 2019, the Investor Share class, and the Select Share class were consolidated into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
[2]	Calculated based on the average shares outstanding during the period.
[3]	Per-share amount was less than $0.005.
[4]	Less than 0.005%
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See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/laudusfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 97.0% OF NET ASSETS

Argentina 1.0%
Globant S.A. *	4,380	1,398,052
MercadoLibre, Inc. *	8,628	12,778,241
		14,176,293

Australia 4.0%
Altium Ltd.	106,634	2,970,466
Appen Ltd.	93,507	761,944
Aristocrat Leisure Ltd.	63,614	2,256,180
Atlassian Corp. plc, Class A *	9,063	4,152,032
Brambles Ltd.	243,700	1,848,877
carsales.com Ltd.	191,873	3,590,738
Centuria Office REIT	1,997,966	3,625,910
Corporate Travel Management Ltd. *	234,755	4,349,385
Costa Group Holdings Ltd.	982,603	2,172,610
IDP Education Ltd.	197,610	5,590,989
Inghams Group Ltd.	1,032,577	2,896,451
InvoCare Ltd.	243,267	2,084,269
Mineral Resources Ltd.	76,612	2,252,262
National Storage REIT	1,305,355	2,363,379
Netwealth Group Ltd.	46,468	610,721
NEXTDC Ltd. *	372,612	3,326,244
Orica Ltd.	304,890	3,499,921
OZ Minerals Ltd.	181,883	3,459,752
Pro Medicus Ltd.	15,472	624,813
Shopping Centres Australasia Property Group	1,793,362	3,767,595
Technology One Ltd.	341,179	3,168,285
		59,372,823

Austria 0.3%
ANDRITZ AG	85,636	4,863,996

Belgium 0.6%
Anheuser-Busch InBev S.A./N.V.	83,600	5,113,577
Melexis N.V.	22,511	2,596,338
Warehouses De Pauw CVA	26,315	1,198,293
		8,908,208

Brazil 0.7%
B3 S.A. - Brasil Bolsa Balcao	365,200	770,674
Locaweb Servicos de Internet S.A. *	826,757	2,680,756
Magazine Luiza S.A.	271,000	519,067
Notre Dame Intermedica Participacoes S.A.	51,800	589,058
Pet Center Comercio e Participacoes S.A.	454,619	1,511,960
Petro Rio S.A. *	697,900	2,902,249
Santos Brasil Participacoes S.A. *	870,200	794,063
		9,767,827

SECURITY	NUMBER OF SHARES	VALUE ($)
Canada 6.5%
Altus Group Ltd.	69,693	3,655,278
Boralex, Inc., Class A	135,479	4,192,668
BRP, Inc.	53,922	4,741,267
Canada Goose Holdings, Inc. *	22,854	847,883
Canadian National Railway Co.	51,357	6,825,468
Cenovus Energy, Inc.	37,825	452,335
Colliers International Group, Inc.	20,262	2,939,431
Enghouse Systems Ltd.	9,298	403,219
FirstService Corp.	14,057	2,803,676
goeasy Ltd.	43,034	6,743,709
Innergex Renewable Energy, Inc.	238,614	3,971,759
Kinaxis, Inc. *	35,045	5,439,111
Linamar Corp.	19,208	1,056,471
Lululemon Athletica, Inc. *	7,836	3,651,654
Nuvei Corp. - CAD *	18,632	2,239,273
Nuvei Corp. - USD *(a)	35,440	4,259,329
Open Text Corp.	56,200	2,830,889
Restaurant Brands International, Inc.	32,312	1,830,152
Ritchie Bros. Auctioneers, Inc.	77,528	5,299,041
Shopify, Inc., Class A *	2,179	3,196,005
Spin Master Corp. *	84,713	2,932,373
Stantec, Inc.	79,743	4,407,257
TFI International, Inc.	65,333	7,244,382
The Descartes Systems Group, Inc. *	68,883	5,625,408
Toromont Industries Ltd.	7,076	629,556
Tricon Residential, Inc.	249,339	3,628,471
Whitecap Resources, Inc.	765,178	4,593,788
		96,439,853

China 4.7%
21vianet Group, Inc. ADR *	131,712	2,065,244
Aier Eye Hospital Group Co., Ltd., A Shares	119,188	900,215
Airtac International Group	95,226	2,849,349
Alibaba Group Holding Ltd. *	518,212	10,655,816
Alibaba Group Holding Ltd. ADR *	17,365	2,864,183
Centre Testing International Group Co. Ltd., A Shares	212,700	915,682
Chacha Food Co., Ltd., A Shares	65,351	581,332
China Lesso Group Holdings Ltd.	787,000	1,216,440
China Yongda Automobiles Services Holdings Ltd.	2,047,500	3,257,725
Country Garden Services Holdings Co., Ltd.	127,000	977,707
Foshan Haitian Flavouring & Food Co., Ltd., Class A	60,048	1,098,120
Hangzhou Tigermed Consulting Co., Ltd., A Shares	52,400	1,393,123
JD.com, Inc., A Shares *	46,400	1,816,420
Li Ning Co., Ltd.	303,500	3,349,140
Meituan, B Shares *	244,800	8,330,204
NAURA Technology Group Co., Ltd., A Shares	25,000	1,448,189
NIO, Inc. ADR *	60,145	2,370,314

12
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ping An Insurance Group Co. of China Ltd., H Shares	484,500	3,470,342
Proya Cosmetics Co. Ltd., A Shares	24,800	777,368
Shenzhen Mindray Bio-Medical Electronics Co., Ltd.	18,300	1,070,938
Silergy Corp.	5,000	826,026
Tencent Holdings Ltd.	160,700	9,775,348
Trip.com Group Ltd. ADR *	18,900	539,784
Vipshop Holdings Ltd., ADR *	216,141	2,412,134
Weimob Inc. *	210,000	320,746
WuXi AppTec Co. Ltd., A Shares	48,900	1,052,443
Wuxi Biologics Cayman, Inc. *	232,500	3,521,666
		69,855,998

Denmark 2.0%
ALK-Abello A/S *	9,525	4,126,760
Chr. Hansen Holding A/S	10,543	838,853
Coloplast A/S, Class B	9,184	1,499,912
DSV A/S	28,272	6,570,899
Genmab A/S *	11,573	5,199,187
Jyske Bank A/S *	63,527	3,099,292
Netcompany Group A/S	8,049	916,560
Orsted A/S	13,260	1,872,875
Royal Unibrew A/S	43,822	5,443,803
		29,568,141

Finland 0.6%
Metso Outotec Oyj	157,418	1,581,486
Neste Oyj	55,385	3,083,383
QT Group Oyj *	18,744	3,032,647
UPM-Kymmene Oyj	45,200	1,595,150
		9,292,666

France 8.3%
Accor S.A. *	158,215	5,661,947
Airbus SE *	48,405	6,209,491
Alten S.A.	27,603	4,447,956
APERAM S.A.	52,557	3,133,638
BNP Paribas S.A.	138,203	9,250,923
Capgemini SE	10,400	2,424,893
Coface S.A.	275,048	3,932,581
Criteo S.A., ADR *	40,060	1,323,582
Danone S.A.	49,200	3,207,138
Dassault Systemes SE	60,636	3,540,984
Elis S.A. *	178,366	3,386,741
Gaztransport Et Technigaz S.A.	41,699	3,446,862
Hermes International	3,133	4,974,937
Kering S.A.	13,638	10,235,790
Korian S.A.	146,915	4,894,195
LISI	31,903	886,961
L'Oreal S.A.	11,426	5,226,878
LVMH Moet Hennessy Louis Vuitton SE	7,807	6,121,637
Publicis Groupe S.A.	63,970	4,294,525
Rubis S.C.A.	125,050	4,007,764
Safran S.A.	29,718	3,999,737
Sartorius Stedim Biotech	5,338	2,942,150
SOITEC *	16,316	4,344,151
Teleperformance	11,327	4,731,420
Valeo S.A.	127,413	3,743,656
Verallia S.A.	130,870	4,845,147
SECURITY	NUMBER OF SHARES	VALUE ($)
Wendel SE	28,945	3,855,750
Worldline S.A. *	78,904	4,601,377
		123,672,811

Germany 9.3%
AIXTRON SE	83,003	1,971,300
Allianz SE	38,870	9,026,016
Bayer AG	179,523	10,117,495
Bayerische Motoren Werke AG	87,700	8,860,857
Befesa S.A.	40,371	3,003,587
Carl Zeiss Meditec AG, Class B	8,684	1,748,873
CompuGroup Medical SE & Co. KgaA	9,148	764,579
Continental AG *	67,635	7,951,942
CTS Eventim AG & Co. KGaA *	45,909	3,338,986
Daimler AG	91,394	9,071,989
Delivery Hero SE *	53,993	6,734,278
Dermapharm Holding SE	45,975	4,624,287
Duerr AG	76,398	3,462,582
Eckert & Ziegler Strahlen- und Medizintechnik AG	30,549	4,574,321
Fielmann AG	70,683	4,661,100
flatexDEGIRO AG *	5,746	130,524
Fresenius Medical Care AG & Co. KGaA	78,600	5,221,324
Fresenius SE & Co. KGaA	63,700	2,895,404
Friedrich Vorwerk Group SE *	69,464	3,089,958
Gerresheimer AG	18,824	1,727,152
HelloFresh SE *	21,811	1,767,539
Henkel AG & Co. KGaA	27,200	2,271,534
Hypoport SE *	1,015	624,867
Infineon Technologies AG	91,565	4,288,111
JOST Werke AG	35,209	2,039,150
KION Group AG	13,358	1,459,078
MTU Aero Engines AG	19,449	4,332,021
Nemetschek SE	7,769	892,010
Norma Group SE	63,995	2,749,292
Novem Group S.A. *	149,944	2,886,032
Puma SE	23,276	2,887,384
S&T AG	80,858	1,943,032
SAP SE	33,200	4,807,728
Stabilus S.A.	31,980	2,402,977
ThyssenKrupp AG *	419,700	4,368,941
Vitesco Technologies Group AG *	12,867	737,763
Zalando SE *	65,153	6,155,692
		139,589,705

Hong Kong 1.6%
AIA Group Ltd.	515,800	5,780,575
ASM Pacific Technology Ltd.	241,100	2,608,800
Cafe De Coral Holdings Ltd.	1,910,000	3,485,333
HKBN Ltd.	2,827,483	3,387,671
SUNeVision Holdings Ltd.	4,333,000	3,978,307
Yue Yuen Industrial Holdings Ltd. *	1,899,500	4,032,090
		23,272,776

India 2.3%
Axis Bank Ltd. *	300,224	2,987,516
Crompton Greaves Consumer Electricals Ltd.	120,238	748,545
Dr Lal PathLabs Ltd.	22,284	1,046,689
Havells India Ltd.	46,116	779,394
HDFC Bank Ltd.	178,280	3,776,654
Indraprastha Gas Ltd.	157,963	1,001,278
Info Edge India Ltd.	9,897	805,397
InterGlobe Aviation Ltd. *	44,242	1,285,171

13
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ipca Laboratories Ltd.	16,766	480,702
Max Healthcare Institute Ltd. *	660,362	2,927,597
Pidilite Industries Ltd.	22,395	693,032
Prestige Estates Projects Ltd.	141,826	809,663
Reliance Industries Ltd.	180,483	6,124,719
Varun Beverages Ltd.	343,366	3,900,651
Voltas Ltd.	38,600	622,243
WNS Holdings Ltd., ADR *	66,062	5,866,966
		33,856,217

Indonesia 0.4%
PT Bank Central Asia Tbk	9,060,000	4,790,722
PT Bank Mandiri (Persero) Tbk	3,622,900	1,831,636
		6,622,358

Ireland 1.1%
Glanbia plc	222,736	3,637,522
ICON plc *	12,599	3,613,015
Kingspan Group plc	27,831	3,204,043
Ryanair Holdings plc *	10,000	196,253
Ryanair Holdings plc ADR *	55,429	6,291,746
		16,942,579

Israel 1.3%
Inmode Ltd. *	65,602	6,215,133
Kornit Digital Ltd. *	34,481	5,767,982
Nice Ltd. ADR *	4,138	1,171,137
Nova Measuring Instruments Ltd. *	49,489	5,375,495
Wix.com Ltd. *	7,370	1,370,525
		19,900,272

Italy 1.7%
Amplifon S.p.A.	19,755	1,005,297
Autogrill S.p.A. *	537,189	4,217,206
BFF Bank S.p.A.	210,881	1,888,235
Brunello Cucinelli S.p.A. *	11,615	704,684
Esprinet S.p.A.	88,523	1,149,879
Ferrari N.V.	15,738	3,734,421
Intercos S.p.A. *(a)	123,301	1,781,699
Intesa Sanpaolo S.p.A.	3,239,100	9,206,092
Moncler S.p.A.	14,166	1,019,447
Tenaris S.A.	76,219	848,797
		25,555,757

Japan 11.4%
Asahi Intecc Co., Ltd.	39,900	1,051,738
Asics Corp.	95,900	2,389,965
BASE, Inc. *	37,000	302,348
BayCurrent Consulting, Inc.	20,700	8,590,911
Benefit One, Inc.	27,100	1,367,644
Bengo4.com, Inc. *	4,700	282,639
Comture Corp.	134,900	3,658,225
Daikin Industries Ltd.	17,300	3,788,955
Digital Arts, Inc.	54,400	4,441,840
Disco Corp.	1,700	458,316
en-japan, Inc.	253,400	10,062,996
Food & Life Cos., Ltd.	118,700	5,144,863
GMO Financial Gate, Inc.	11,800	3,064,547
GMO Payment Gateway, Inc.	6,900	874,204
Harmonic Drive Systems, Inc.	11,500	521,315
Hennge KK *	52,700	2,606,223
Hoya Corp.	19,100	2,811,682
IHI Corp.	182,200	4,255,793
SECURITY	NUMBER OF SHARES	VALUE ($)
Infomart Corp.	146,900	1,433,501
Insource Co., Ltd.	113,000	2,262,447
Invincible Investment Corp.	8,761	3,463,649
IR Japan Holdings Ltd.	10,700	986,760
JMDC, Inc. *	82,800	6,224,906
JTOWER, Inc. *	49,400	4,693,313
Keyence Corp.	7,500	4,527,110
Komatsu Ltd.	70,700	1,851,725
Kyudenko Corp.	128,100	4,063,346
M3, Inc.	107,400	6,329,113
MatsukiyoCocokara & Co., Ltd.	152,100	6,744,040
Menicon Co., Ltd.	80,600	3,026,066
MISUMI Group, Inc.	29,400	1,229,618
MonotaRO Co., Ltd.	52,600	1,198,847
Musashi Seimitsu Industry Co., Ltd.	133,600	2,514,499
Nextage Co., Ltd.	287,200	5,263,444
Nifco, Inc.	153,800	4,906,147
Nihon M&A Center Holdings, Inc.	59,800	1,836,122
Nippon Gas Co., Ltd.	106,500	1,320,982
Olympus Corp.	133,100	2,883,351
Omron Corp.	32,200	3,079,435
Open House Co., Ltd.	54,500	3,475,631
Outsourcing, Inc.	215,600	4,135,927
PALTAC Corp.	94,600	4,188,868
Premier Anti-Aging Co., Ltd. *	14,500	1,529,946
Prestige International, Inc.	132,500	908,593
Rakus Co. Ltd.	30,600	969,849
Resorttrust, Inc.	111,800	1,981,224
SHIFT, Inc. *	4,600	1,060,847
SMC Corp.	5,900	3,520,914
Systena Corp.	367,100	6,783,920
TechnoPro Holdings, Inc.	35,900	1,147,337
TIS, Inc.	49,100	1,337,625
Toyo Tire Corp.	133,000	2,211,579
Toyota Motor Corp.	217,500	3,837,604
Ushio, Inc.	153,900	2,753,330
West Holdings Corp.	85,000	4,750,798
		170,106,617

Luxembourg 0.2%
Eurofins Scientific SE	21,803	2,573,079

Malaysia 0.1%
CTOS Digital BHD	4,290,700	2,005,010

Mexico 0.4%
Controladora Vuela Cia de Aviacion S.A.B. de C.V. ADR *	185,649	3,360,247
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	3,630	731,989
Grupo Televisa S.A.B. ADR	253,900	2,569,468
		6,661,704

Netherlands 5.5%
Adyen N.V. *	4,171	12,585,196
Alfen Beheer BV *	27,549	3,103,342
Arcadis N.V.	52,291	2,548,698
ASM International N.V.	4,981	2,254,324
ASML Holding N.V.	32,222	26,193,251
ASR Nederland N.V.	67,626	3,161,124
B&S Group Sarl	290,287	2,623,709
Basic-Fit N.V. *	64,349	3,124,519
BE Semiconductor Industries N.V.	57,136	5,220,273
Euronext N.V.	11,313	1,272,763

14
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
EXOR N.V.	63,100	5,952,280
IMCD N.V.	6,185	1,373,346
Marel HF	443,142	2,971,178
OCI N.V. *	86,832	2,461,557
Prosus N.V. *	59,731	5,261,284
Royal Boskalis Westminster N.V.	92,794	2,767,509
		82,874,353

Norway 0.7%
AutoStore Holdings Ltd. *	88,713	349,637
Bakkafrost P/F	50,384	4,660,718
Elkem A.S.A. *	65,972	262,230
Fjordkraft Holding A.S.A.	558,924	3,327,730
Pexip Holding A.S.A. *	40,404	191,030
Tomra Systems A.S.A.	27,915	1,804,167
		10,595,512

Poland 0.1%
Allegro.eu S.A. *	64,038	724,222
InPost S.A. *	38,893	555,306
		1,279,528

Portugal 0.0%
Banco Espirito Santo S.A. *(a)	42,176	0

Republic of Korea 1.5%
BGF retail Co., Ltd.	17,121	2,378,447
Ecopro BM Co., Ltd	8,403	2,954,411
Hansol Chemical Co., Ltd.	12,552	3,542,282
Hugel, Inc. *	7,195	1,117,975
Kakao Corp.	19,384	2,085,416
NAVER Corp.	9,580	3,330,799
Osstem Implant Co., Ltd.	24,653	2,613,252
Samsung SDI Co., Ltd.	3,074	1,939,472
SK Materials Co., Ltd.	5,286	1,730,443
		21,692,497

Russia 0.1%
Yandex N.V., Class A *	25,751	2,133,213

Singapore 1.0%
ESR-REIT	8,362,609	2,976,680
Nanofilm Technologies International Ltd.	920,700	2,584,783
SATS Ltd. *	1,026,400	3,192,240
Sheng Siong Group Ltd.	2,496,300	2,628,659
SPH REIT (a)	3,924,000	2,840,420
		14,222,782

South Africa 0.1%
Naspers Ltd., N Shares	12,571	2,128,946

Spain 0.7%
Amadeus IT Group S.A. *	126,634	8,471,545
EDP Renovaveis S.A.	55,952	1,558,800
Gestamp Automocion S.A. *	199,060	890,011
		10,920,356

SECURITY	NUMBER OF SHARES	VALUE ($)
Sweden 5.3%
AAK AB	90,352	1,976,198
AddTech AB, B Shares	209,073	4,677,419
AFRY AB	48,951	1,456,637
Atlas Copco AB, A Shares	101,028	6,506,070
Atlas Copco AB, B Shares	19,995	1,083,605
Beijer Ref AB	51,332	1,053,381
BHG Group AB *	29,229	337,035
Bravida Holding AB	252,502	3,797,968
CELLINK AB, B *	94,585	4,742,770
EQT AB	39,613	2,092,353
Evolution AB	19,098	3,100,404
Fortnox AB	40,778	2,886,938
H & M Hennes & Mauritz AB, B Shares	237,600	4,469,928
Hemnet Group AB *	27,286	546,006
Hexagon AB, B Shares	279,705	4,501,487
Indutrade AB	55,668	1,622,802
Investment AB Latour, B Shares	34,178	1,241,461
Kinnevik AB, B Shares *	36,182	1,420,173
Lifco AB	178,062	5,191,983
Nibe Industrier AB, B Shares	138,312	2,057,207
Nolato AB, B Shares	76,744	1,013,364
Nordic Entertainment Group AB, B Shares *	73,058	4,236,477
SKF AB, B Shares	156,966	3,645,565
Spotify Technology S.A. *	20,640	5,973,216
Storytel AB *	50,945	1,004,485
Sweco AB, B Shares	34,648	551,711
Thule Group AB	15,429	891,496
Trelleborg AB, B Shares	30,306	693,632
Vitrolife AB	56,518	3,678,358
Volvo AB, B Shares	144,900	3,378,945
		79,829,074

Switzerland 5.4%
Bachem Holding AG	898	722,853
Belimo Holding AG	1,460	848,318
Burckhardt Compression Holding AG	9,681	4,070,757
Cie Financiere Richemont S.A.	8,700	1,076,628
Comet Holding AG	12,833	4,775,048
Credit Suisse Group AG	822,353	8,553,874
Glencore plc *	1,565,723	7,829,524
Holcim Ltd. *	103,764	5,176,014
Logitech International S.A.	6,693	559,889
Lonza Group AG	6,407	5,265,275
Novartis AG	55,300	4,574,012
Partners Group Holding AG	2,892	5,052,192
PolyPeptide Group AG *	34,719	4,443,393
Roche Holding AG	8,170	3,165,009
Siegfried Holding AG *	949	912,788
SIG Combibloc Group AG *	197,593	5,167,589
Sika AG	16,662	5,644,746
Softwareone Holding AG *	21,503	498,265
Straumann Holding AG	1,993	4,148,822
Tecan Group AG	2,209	1,353,459
The Swatch Group AG - Bearer Shares	7,390	2,034,057
VAT Group AG	3,682	1,760,109
Zur Rose Group AG *	6,784	2,408,038
		80,040,659

15
Laudus International MarketMasters Fund  |  Annual Report
See financial notes

Laudus International MarketMasters Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Taiwan 1.9%
Advanced Wireless Semiconductor Co.	639,000	3,684,781
ASMedia Technology, Inc.	10,000	586,137
ASPEED Technology, Inc.	55,000	5,517,279
Chailease Holding Co., Ltd.	503,299	4,820,371
Globalwafers Co., Ltd.	22,000	603,636
MediaTek, Inc.	116,000	3,817,871
Merida Industry Co. Ltd.	89,000	927,048
momo.com, Inc.	11,000	708,843
Nien Made Enterprise Co., Ltd.	67,000	920,783
Parade Technologies Ltd.	31,000	1,997,005
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	48,698	5,536,963
		29,120,717

Thailand 0.3%
Carabao Group plc, Class F	111,200	415,544
Sea Ltd. ADR *	11,592	3,982,664
		4,398,208

United Kingdom 14.6%
3i Group plc	74,727	1,395,528
Ashtead Group plc	88,141	7,387,109
Auction Technology Group plc *	110,955	2,147,124
Avast plc	93,320	714,683
AVEVA Group plc	21,498	1,046,865
Big Yellow Group plc	40,155	812,772
Bodycote plc	364,748	3,995,227
boohoo Group plc *	134,903	335,539
Bridgepoint Group plc *	773,823	5,252,719
Ceres Power Holdings plc *	28,382	483,742
Clipper Logistics plc	285,639	2,804,675
CNH Industrial N.V.	419,692	7,229,430
Coats Group plc	4,990,011	4,397,929
Compass Group plc *	296,213	6,285,829
Computacenter plc	97,075	3,568,942
ContourGlobal plc	1,163,686	3,167,365
Croda International plc	28,118	3,639,328
CVS Group plc *	22,885	779,933
Darktrace plc *	309,408	3,398,110
Diploma plc	100,707	4,138,768
Electrocomponents plc	353,574	5,439,943
Endava plc, ADR *	44,975	7,126,738
Equiniti Group plc *	1,094,437	2,672,062
Experian plc	75,102	3,443,517
Forterra plc	995,562	3,528,816
Future plc	129,225	6,234,229
Greggs plc	106,205	4,439,043
Halma plc	72,536	2,941,574
Hays plc	1,875,584	4,250,543
Hill & Smith Holdings plc	135,207	3,393,590
Howden Joinery Group plc	336,440	4,235,188
IMI plc	59,436	1,327,317
Inchcape plc	490,447	5,544,125
Informa plc *	113,412	806,806
Intermediate Capital Group plc	251,144	7,533,054
Intertek Group plc	17,394	1,164,840
John Wood Group plc *	988,054	2,881,206
Liberty Global plc, Class A *	170,400	4,897,296
Lloyds Banking Group plc	15,251,610	10,437,908
London Stock Exchange Group plc	31,001	3,017,754
Marks & Spencer Group plc *	1,588,828	3,993,910
Natwest Group plc	1,071,218	3,229,909
Ocado Group plc *	122,160	3,014,981
SECURITY	NUMBER OF SHARES	VALUE ($)
Prudential plc	157,400	3,212,212
Reckitt Benckiser Group plc	25,500	2,070,161
Renishaw plc	8,571	589,761
Rentokil Initial plc	288,238	2,320,011
Rolls-Royce Holdings plc *	556,733	1,004,814
Rotork plc	286,165	1,383,351
S4 Capital plc *	416,422	4,135,556
Schroders plc	76,333	3,781,064
Segro plc	146,397	2,587,500
Smiths Group plc	72,000	1,336,899
Softcat plc	29,257	777,971
Spectris plc	82,763	4,258,333
Spirax-Sarco Engineering plc	13,104	2,797,303
SSP Group plc *	963,599	3,394,837
Trainline plc *	110,274	478,100
Tritax Big Box REIT plc	2,917,806	8,979,355
Trustpilot Group plc *	152,877	660,469
Ultra Electronics Holdings plc	96,773	4,288,169
Vesuvius plc	431,253	2,780,615
Victrex plc	147,564	4,614,402
WH Smith plc *	9,392	201,049
WPP plc	244,200	3,529,855
		217,717,753

United States 1.3%
Illumina, Inc. *	11,372	4,720,062
Moderna, Inc. *	18,326	6,326,319
NVIDIA Corp.	5,875	1,502,061
Tesla, Inc. *	6,256	6,969,184
		19,517,626

Uruguay 0.0%
Dlocal Ltd. *	14,258	691,656
Total Common Stocks (Cost $1,023,570,971)		1,450,167,570

PREFERRED STOCKS 0.3% OF NET ASSETS

Brazil 0.1%
Banco Pan S.A.	418,100	984,540

Germany 0.0%
Henkel AG & Co. KGaA	5,100	456,896

Republic of Korea 0.2%
Samsung Electronics Co., Ltd.	46,300	2,543,537
Total Preferred Stocks (Cost $5,000,373)		3,984,973

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Laudus International MarketMasters Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY RATE, MATURITY DATE	FACE AMOUNT LOCAL CURRENCY	VALUE ($)
CORPORATE BONDS 0.0% OF NET ASSETS

Switzerland 0.0%
Credit Suisse Group (Guernsey) VII Ltd., Series A Mandatory Convertible Notes 3.00%, 11/12/21	400,000	484,819
Credit Suisse Group (Guernsey) VII Ltd., Series BR Mandatory Convertible Notes 3.00%, 11/12/21	304,000	368,047
Total Corporate Bonds (Cost $772,743)		852,866

SECURITY	NUMBER OF SHARES	VALUE ($)
RIGHTS 0.0% OF NET ASSETS

India 0.0%
Reliance Industries Ltd. (Partly Paid Up)
expires 11/15/21 *	7,844	199,930
Total Rights (Cost $81,770)		199,930
SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 2.1% OF NET ASSETS

Money Market Funds 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (b)	31,253,777	31,253,777
Total Short-Term Investments (Cost $31,253,777)		31,253,777
Total Investments in Securities (Cost $1,060,679,634)		1,486,459,116

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 12/17/21	137	16,026,260	(133,434)

SETTLEMENT DATE	COUNTERPARTY	CURRENCY TO BE RECEIVED	AMOUNT OF CURRENCY TO BE RECEIVED	CURRENCY TO BE DELIVERED	AMOUNT OF CURRENCY TO BE DELIVERED	UNREALIZED APPRECIATION ($)
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
12/15/21	State Street Bank & Trust Co.	USD	3,321,186	CHF	2,972,000	71,094

*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
CHF —	Swiss Franc
USD —	U.S. Dollar
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Laudus International MarketMasters Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$251,466,153	$—	$251,466,153
Argentina	14,176,293	—	—	14,176,293
Australia	4,152,032	55,220,791	—	59,372,823
Brazil	9,767,827	—	—	9,767,827
Canada	92,180,524	—	4,259,329	96,439,853
China	10,251,659	59,604,339	—	69,855,998
Denmark	4,965,613	24,602,528	—	29,568,141
France	2,210,543	121,462,268	—	123,672,811
Germany	11,920,459	127,669,246	—	139,589,705
India	7,152,137	26,704,080	—	33,856,217
Ireland	9,904,761	7,037,818	—	16,942,579
Israel	19,900,272	—	—	19,900,272
Italy	—	23,774,058	1,781,699	25,555,757
Mexico	6,661,704	—	—	6,661,704
Netherlands	2,971,178	79,903,175	—	82,874,353
Norway	349,637	10,245,875	—	10,595,512
Poland	724,222	555,306	—	1,279,528
Portugal	—	—	0*	0
Russia	2,133,213	—	—	2,133,213
Singapore	5,605,339	5,777,023	2,840,420	14,222,782
Spain	1,558,800	9,361,556	—	10,920,356
Sweden	10,419,524	69,409,550	—	79,829,074
Switzerland	7,327,113	72,713,546	—	80,040,659
Taiwan	5,536,963	23,583,754	—	29,120,717
Thailand	4,398,208	—	—	4,398,208
United Kingdom	45,142,035	172,575,718	—	217,717,753
United States	19,517,626	—	—	19,517,626
Uruguay	691,656	—	—	691,656
Preferred Stocks[1]	—	3,000,433	—	3,000,433
Brazil	984,540	—	—	984,540
Corporate Bonds[1]	—	852,866	—	852,866
Rights [1]	—	199,930	—	199,930
Short-Term Investments[1]	31,253,777	—	—	31,253,777
Foreign Currency Exchange Contracts[2]	—	71,094	—	71,094
Liabilities
Futures Contracts[2]	(133,434)	—	—	(133,434)
Total	$331,724,221	$1,145,791,107	$8,881,448	$1,486,396,776

*	Level 3 amount shown includes securities determined to have no value at October 31, 2021.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts and foreign currency contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Laudus International MarketMasters Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $1,060,679,634)		$1,486,459,116
Foreign currency, at value (cost $1,712,716)		1,712,033
Deposit with broker for futures contracts		4,561,919
Receivables:
Investments sold		10,665,011
Dividends		1,281,202
Foreign tax reclaims		758,111
Fund shares sold		20,224
Interest		10,829
Unrealized apppreciation on forward foreign currency contracts		71,094
Prepaid expenses	+	16,438
Total assets		1,505,555,977
Liabilities
Payables:
Investments bought		7,077,524
Investment adviser and administrator fees		1,303,806
Fund shares redeemed		1,172,597
Foreign capital gains tax		335,373
Shareholder service fees		189,572
Variation margin on futures contracts		116,191
Due to custodian		74,039
Accrued expenses	+	572,147
Total liabilities		10,841,249
Net assets		$1,494,714,728
Net Assets by Source
Capital received from investors		$886,508,744
Total distributable earnings	+	608,205,984
Net assets		$1,494,714,728

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,494,714,728		48,847,852		$30.60

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Laudus International MarketMasters Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $2,589,829)		$18,834,857
Interest received from securities - unaffiliated	+	9,272
Total investment income		18,844,129
Expenses
Investment adviser and administrator fees		18,500,489
Shareholder service fees		2,268,373
Custodian fees		281,576
Portfolio accounting fees		139,104
Professional fees		67,674*
Shareholder reports		59,668
Registration fees		32,064
Independent trustees’ fees		11,639
Transfer agent fees		9,932
Other expenses	+	44,225
Total expenses		21,414,744
Expense reduction by investment adviser and its affiliates	–	3,237,566*
Net expenses	–	18,177,178
Net investment income		666,951
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - unaffiliated (net of foreign capital gains tax paid of $99,593)		201,600,091
Net realized gains on futures contracts		13,415,746
Net realized losses on forward foreign currency exchange contracts		(81,115)
Net realized losses on foreign currency transactions	+	(207,012)
Net realized gains		214,727,710
Net change in unrealized appreciation (depreciation) on securities - unaffiliated (net of change in foreign capital gains tax of ($235,780))		187,102,503
Net change in unrealized appreciation (depreciation) on futures contracts		239,299
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts		134,877
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(121,578)
Net change in unrealized appreciation (depreciation)	+	187,355,101
Net realized and unrealized gains		402,082,811
Increase in net assets resulting from operations		$402,749,762

*	Includes professional fees of $21,839 associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2(d) and 4 for additional information.
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Laudus International MarketMasters Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$666,951	$55,632
Net realized gains		214,727,710	89,185,162
Net change in unrealized appreciation (depreciation)	+	187,355,101	21,758,004
Increase in net assets from operations		$402,749,762	$110,998,798
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($85,551,526)	($27,899,553)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,560,644	$74,676,320	4,963,270	$95,437,857
Shares reinvested		2,533,275	68,955,738	891,003	21,116,755
Shares redeemed	+	(7,230,462)	(208,820,997)	(16,594,568)	(369,846,702)
Net transactions in fund shares		(2,136,543)	($65,188,939)	(10,740,295)	($253,292,090)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		50,984,395	$1,242,705,431	61,724,690	$1,412,898,276
Total increase (decrease)	+	(2,136,543)	252,009,297	(10,740,295)	(170,192,845)
End of period		48,847,852	$1,494,714,728	50,984,395	$1,242,705,431
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Laudus International MarketMasters Fund  |  Annual Report
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Laudus International MarketMasters Fund
Financial Notes

1. Business Structure of the Fund:
Laudus International MarketMasters Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Laudus International MarketMasters Fund	Schwab Target 2045 Fund
Schwab S&P 500 Index Fund	Schwab Target 2050 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2055 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2065 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Health Care Fund	Schwab Target 2040 Index Fund
Schwab International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund – Moderate Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund – Enhanced Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund – Maximum Payout
The fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Laudus International MarketMasters Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts and forward foreign currency exchange contracts (forwards): Futures contracts are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical securities— Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)— Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and
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Laudus International MarketMasters Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)— Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of October 31, 2021 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a Passive Foreign Investment Company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to- market gains (as well as any gains realized on sale).
Forward Foreign Currency Exchange Contracts: Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
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Laudus International MarketMasters Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
When the fund closes out a futures contract, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes accrued as of October 31, 2021, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
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Laudus International MarketMasters Fund
Financial Notes (continued)

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The investment adviser may attempt to reduce the impact of the performance of any given investment style by allocating to investment managers who invest in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.
Multi-Manager Risk. Although the investment adviser monitors and coordinates the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.
Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser and investment managers will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objective. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged, resulting in the dollar value of the fund’s investment being adversely affected. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
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Financial Notes (continued)

3. Risk Factors (continued):
Currency Risk. As a result of the fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested. The use of derivatives, that are subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an investment advisory and administration agreement between the investment adviser and the trust.
For its advisory and administrative services to the fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:
% OF AVERAGE DAILY NET ASSETS
First $500 million	1.29%
$500 million to $1 billion	1.275%
Over $1 billion	1.25%
For the period ended October 31, 2021, the aggregate advisory fees paid to the investment adviser by the fund was 1.27% as a percentage of the fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of the investment adviser, (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.20%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.20% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, the investment adviser and its affiliates have made an additional agreement with the fund, for so long as the investment adviser serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 1.25%.
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund in this report that are owned by other funds in the Fund Complex as of October 31, 2021, as applicable:
UNDERLYING FUND
Schwab Monthly Income Fund - Enhanced Payout	0.6%
Schwab Monthly Income Fund - Maximum Payout	0.4%
Schwab Monthly Income Fund - Moderate Payout	0.4%
Schwab Target 2010 Fund	0.3%
Schwab Target 2015 Fund	0.4%
Schwab Target 2020 Fund	2.7%
Schwab Target 2025 Fund	4.4%
Schwab Target 2030 Fund	8.9%
Schwab Target 2035 Fund	5.4%
Schwab Target 2040 Fund	11.6%
Schwab Target 2045 Fund	2.5%
Schwab Target 2050 Fund	2.5%
Schwab Target 2055 Fund	1.7%
Schwab Target 2060 Fund	0.4%
Schwab Target 2065 Fund	0.0%*

*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. The investment adviser agreed to pay these professional fees on behalf of the fund, subject to reimbursement to the extent the fund is able to successfully recover taxes withheld in the future.
During the year ended October 31, 2021, the professional fees incurred by the fund were $21,839.
During the year ended October 31, 2021, the fund recovered previously withheld foreign taxes from Finland. The payment received by the fund amounted to $204,791 and is recorded in the fund’s Statement of Operations. The investment adviser had paid upfront professional fees associated with recovering these foreign taxes in the amount of $49,372. This amount has been reimbursed to the investment adviser by the fund.
As of October 31, 2021, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the fund was $149.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The fund did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 30, 2021. On September 30, 2021, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 30, 2021. On September 30, 2021, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2021, purchases and sales of securities (excluding short-term obligations) were as follows:
PURCHASES OF SECURITIES	SALES OF SECURITIES
$808,493,003	$921,696,036

8. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at October 31, 2021 are presented in the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in the Statement of Operations. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2021, the month-end average notional amounts of futures contracts held by the fund and the month-end average number of contracts held were $35,122,104 and 324, respectively.
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Financial Notes (continued)

8. Derivatives (continued):
The fund invested in forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates and to hedge exposure to certain currencies. Refer to financial note 2(b) for the fund’s accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period ended October 31, 2021, the month-end average forward foreign currency notional amount and the month-end average unrealized appreciation were $3,012,728 and $26,004, respectively.
As of October 31, 2021, the derivatives contracts held by the fund, categorized by primary risk exposure, were:
ASSET DERIVATIVES	FAIR VALUE
Equity Index Futures Contracts[1]	$—
Forward Foreign Currency Exchange Contracts[2]	71,094
LIABILITY DERIVATIVES	FAIR VALUE
Equity Index Futures Contracts[3]	($133,434)
Forward Foreign Currency Exchange Contracts[4]	—

[1]	Includes cumulative unrealized appreciation of futures contracts as reported in the Portfolio Holdings. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[2]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
[3]	Includes cumulative unrealized depreciation of futures contracts as reported in the Portfolio Holdings. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[4]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
The effects of the derivatives held by the fund in the Statement of Operations for the period ended October 31, 2021 were:
Equity Index Futures Contracts
Realized gains[1]	$13,415,746
Net change in unrealized appreciation (depreciation)[2]	239,299
Forward Foreign Currency Exchange Contracts
Realized losses[1]	($81,115)
Net change in unrealized appreciation (depreciation)[2]	134,877

[1]	Statement of Operations location: Net realized gains on futures contracts and net realized losses on forward foreign currency exchange contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts and net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
The fund’s forwards are entered into pursuant to International Swaps and Derivatives Association, Inc. (ISDA) agreements which govern certain terms of derivative transactions. ISDA agreements typically contain, among other things, master netting provisions in the event of a default or other termination event. Master netting provisions allow the fund and the counterparty, in the event of a default or other termination event, to offset payable and receivable amounts for each party related to derivative contracts to one net amount payable by either the fund or the counterparty. The fund’s forwards, which are reported gross in the Statement of Assets and Liabilities, are presented in the table below. The following table presents the fund’s forwards, net of amounts available for offset under a master netting agreement and net of any related collateral received by the fund for assets and pledged by the fund for liabilities as of October 31, 2021.
COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	NET AMOUNT(a)
State Street Bank & Trust Co.	$71,094	$—	$—	$71,094
Total	$71,094	$—	$—	$71,094

(a)	Represents the net amount due to the counterparty in the event of default.
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Financial Notes (continued)

9. Federal Income Taxes:
As of October 31, 2021, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
$1,092,800,126	$465,164,035	($71,567,385)	$393,596,650
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	TOTAL
$57,001,007	$157,867,816	$393,596,650	($259,489)	$608,205,984
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts, the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2021, the fund had no capital loss carryforwards.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
$—	$85,551,526	$25,483,603	$2,415,950
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2021, the fund did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Laudus International MarketMasters Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Laudus International MarketMasters Fund (the “Fund”), one of the funds constituting Schwab Capital Trust, as of October 31, 2021, and the related statement of operations for the year then ended, the related statement of changes in net assets and the financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2021
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

The Laudus International MarketMasters Fund elects to pass through, under section 853 of the Internal Revenue Code, the foreign tax credit of $1,581,113 to its shareholders for the fiscal year ended October 31, 2021. The respective foreign source income on the fund is $21,255,859.
For the fiscal year ended October 31, 2021, the fund designates $457,518 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS Form 1099 of the amounts for use in preparing their 2021 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $85,551,526 as long-term capital gain dividends for the fiscal year ended October 31, 2021.
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Liquidity Risk Management Program  (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Fund’s Board of Trustees (the “Board”) has designated the Fund’s investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Fund’s Board reviewed a report at its meeting held on September 20, 2021 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2020, through May 31, 2021, which included individual Fund liquidity metrics. No significant liquidity events impacting the Fund were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing the Fund’s liquidity risk.
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Investment Advisory and Sub-Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Laudus International MarketMasters Fund (the Fund), and the individual sub-advisory agreements between the investment adviser and American Century Investment Management, Inc., Harris Associates L.P. (Harris), Mellon Investments Corporation, Mondrian Investment Partners Limited (Mondrian) and William Blair Investment Management, LLC, relating to the Fund (each, a Sub-Adviser and collectively, the Sub-Advisers). Such investment advisory and administration agreement and sub-advisory agreements are collectively referred to herein as the Agreements. The Trustees also review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser and the Sub-Advisers, including information about their affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser and the investment adviser sends an information request letter to each of the Sub-Advisers seeking certain relevant information. The responses by the investment adviser and the Sub-Advisers are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management. The Board also discusses with the investment adviser the Fund’s operations and the investment adviser’s ability, consistent with the “manager of managers” structure of the Fund, to (i) identify and recommend to the Trustees sub-advisers for the Fund, (ii) monitor and oversee the performance and investment capabilities of each Sub-Adviser, and (iii) recommend the termination and/or replacement of a Sub-Adviser when appropriate.
The Board, including a majority of the Independent Trustees, considered information relating specifically to the continuance of the Agreements with respect to the Fund at meetings held on May 12, 2021 and June 8, 2021, and approved the renewal of the Agreements with respect to the Fund for an additional one-year term at the meeting on June 8, 2021 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreements with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreements, including the resources of the investment adviser and its affiliates, and the Sub-Advisers, dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	the Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates, as well as the profitability of the Sub-Advisers; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Fund and the resources of the

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investment adviser and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser and the Sub-Advisers relating to the services and support provided with respect to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees considered the investment adviser’s effective implementation of its business continuity plan in response to the COVID-19 pandemic and government-mandated restrictions during the prior year. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Funds shareholders who are brokerage clients of Schwab. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. The Board also considered the nature, extent and quality of the sub-advisory services provided by the Sub-Advisers to the Fund and the resources each dedicates to the Fund. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser and the Sub-Advisers to the Fund and the resources of the investment adviser, its affiliates, and the Sub-Advisers dedicated to the Fund supported renewal of the Agreements with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreements with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and applicable benchmark index, in light of total return, portfolio yield (if applicable) and market trends, as well as in consideration of the Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In addition, the Trustees considered whether irrespective of relative performance, each Sub-Adviser’s absolute performance was consistent with expectations for such Sub-Adviser’s unique investment methodology. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser and Sub-Adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreements with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and the Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Fund and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of the investment adviser’s and Schwab’s practice of waiving certain fees to prevent total annual operating expenses of the Fund from exceeding a specified cap. The Trustees also considered the investment adviser’s contractual commitment to keep the Fund’s expense cap for so long as the investment adviser serves as the adviser to the Fund. The Trustees also considered fees charged by the investment adviser and the Sub-Advisers to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Fund and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Fund, such as whether, by virtue of its management of the Fund, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other

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clients. The Trustees considered whether the compensation and profitability with respect to the Fund under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Fund.
In addition, the Trustees also considered the compensation received by each Sub-Adviser, directly or indirectly. The Trustees also considered any other benefits derived by each Sub-Adviser from its relationship with the Fund, such as whether, by virtue of its management of the Fund, such Sub-Adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to each Sub-Adviser, the Trustees considered whether the compensation and profitability under the applicable Agreement were reasonable and justified in light of the quality of all services rendered to the Fund by such Sub-Adviser, and its affiliates. The Board also considered the profitability of each Sub-Adviser with respect to the sub-advisory services it provides to the Fund, although, when doing so, the Board took into account the fact that the Sub-Advisers are compensated by the investment adviser, and not by the Fund directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and the investment adviser. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser and the Sub-Advisers is reasonable and supported renewal of the Agreements with respect to the Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to the Fund’s shareholders through (i) the enhancement of services provided to the Fund in return for fees paid, including through investments by the investment adviser in the investment adviser’s infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by the investment adviser and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that, the investment adviser has shared any economies of scale with the Fund by investing in the investment adviser’s infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Fund continue to increase as a result of regulatory or other developments. The Trustees considered that the investment adviser and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Fund and concluded that the compensation under the Agreements with respect to the Fund is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 8, 2021 was held by means of videoconference in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.
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Laudus International MarketMasters Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 103 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	103	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	103	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	103	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	103	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	103	None
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Laudus International MarketMasters Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	103	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	103	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	103	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director and Chief Executive Officer (Oct. 2008 – present) and President (Oct. 2008 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	103	Director (2008 – present), The Charles Schwab Corporation
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Laudus International MarketMasters Fund
Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	103	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present) and Chief Operating Officer (Jan. 2020 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
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Laudus International MarketMasters Fund
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of Schwab.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Laudus International MarketMasters Fund  |  Annual Report

Notes

Notes

Laudus International MarketMasters Fund
Laudus Funds®

Laudus Funds offer investors access to some of the world’s leading investment managers. With a rigorous manager selection process and ongoing oversight by Schwab Asset Management, Laudus Funds offer single and multi-manager strategies as a complement to other funds managed by Schwab Asset Management. The list below shows all currently available Laudus Funds.
An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus or, if available, the summary prospectus. Please call 1-877-824-5615 for a prospectus for any Laudus Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Laudus Funds’ website at www.schwabassetmanagement.com/laudusfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Laudus Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/laudusfunds_prospectus or the SEC’s website at www.sec.gov.

Laudus Funds®
Laudus® U.S. Large Cap Growth Fund
Laudus International MarketMasters Fund™
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Fund
Laudus International MarketMasters Fund
1-877-824-5615

Printed on recycled paper.

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MFR13812-24
00266987

Annual Report  |  October 31, 2021
Schwab Active Equity Funds

Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund

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Schwab Active Equity Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.
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Schwab Active Equity Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2021
Schwab Core Equity Fund (Ticker Symbol: SWANX)	37.62%
S&P 500® Index	42.91%
Fund Category: Morningstar Large Blend[1]	41.27%
Performance Details	pages 8-10

Schwab Dividend Equity Fund[2] (Ticker Symbol: SWDSX)	42.38%
Russell 1000® Value Index	43.76%
Fund Category: Morningstar Large Value[1]	43.70%
Performance Details	pages 11-13

Schwab Large-Cap Growth Fund (Ticker Symbol: SWLSX)	40.41%
Russell 1000® Growth Index	43.21%
Fund Category: Morningstar Large Growth[1]	39.55%
Performance Details	pages 14-16

Schwab Small-Cap Equity Fund (Ticker Symbol: SWSCX)	58.55%
Russell 2000® Index	50.80%
Fund Category: Morningstar Small Blend[1]	54.25%
Performance Details	pages 17-19

Schwab Health Care Fund[2] (Ticker Symbol: SWHFX)	30.02%
Dow Jones Global Health Care Index	27.34%
Fund Category: Morningstar Health[1]	25.98%
Performance Details	pages 20-22

Schwab International Core Equity Fund[2] (Ticker Symbol: SICNX)	28.12%
MSCI EAFE® Index (Net)[3]	34.18%
Fund Category: Morningstar Foreign Large Blend[1]	31.56%
Performance Details	pages 23-25
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the funds
covered in this report.
Dear Shareholder,
During the 12-month reporting period ended October 31, 2021, global equity markets generally gained ground as economies began to recover from COVID-19 pandemic lockdowns and corporations generally posted stronger-than-expected profits. The S&P 500® Index, a bellwether for the overall U.S. stock market, rose 42.9%, reaching record territory as the period ended, while the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 34.2%. A far more complex story lay beneath those broad gains. Skyrocketing oil and gas prices propelled the energy sector ahead of other sectors, while the financials sector sharply outperformed on rising interest rates. Other cyclically sensitive sectors, such as the information technology and real estate sectors, also outperformed, while more traditionally defensive sectors, such as the utilities and consumer staples sectors, trailed by comparison.
While there are always winners and losers among various markets, sectors, and individual stocks, today’s top performers are rarely the same as yesterday’s or tomorrow’s. At Schwab Asset Management, we believe the best defense against a shifting investment landscape is a portfolio that’s diversified across a wide variety of asset classes and geographic regions. One way to do this is through actively managed strategies, such as the Schwab Active Equity Funds, which take on the job of sifting through the latest market developments and researching company fundamentals, identifying trends that could impact valuations, and factoring that analysis into investment decisions. The funds seek to deliver consistent, risk-adjusted returns over the long-term through a disciplined investment process that uses both quantitative and fundamental research.
Thank you for investing with Schwab Asset Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Active Equity Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ The funds seek to deliver consistent, risk-adjusted returns over the long-term through a disciplined investment process that uses both quantitative and fundamental research.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds, Laudus Funds, and Schwab ETFs.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 42.91% with cyclically sensitive sectors, such as the energy, financials, information technology, and real estate sectors, outperforming traditionally defensive sectors, such as the utilities and consumer staples sectors. U.S. small-cap stocks outperformed U.S. large-cap stocks, with the Russell 2000® Index and the Russell 1000® Index returning 50.80% and 43.51%, respectively. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. Among international markets, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 34.18% for the reporting period.
Bolstered by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Congress and U.S. Federal Reserve (Fed) beginning in March 2020, the U.S. economy began to recover from the dramatic impact of the COVID-19 pandemic beginning in the third quarter of 2020. U.S. gross domestic product (GDP) rose at an annualized rate of 4.3% for the fourth quarter of 2020, 6.4% for the first quarter of 2021, and 6.7% for the second quarter of 2021 before falling back to 2.0% for the third quarter of 2021 amid fading government stimuli, persistent inflation, and a new surge in COVID-19 cases. Unemployment, which skyrocketed in April 2020, fell over the reporting period. Inflation, which had remained well below the Fed’s traditional 2% target until it jumped in March 2021, continued to rise through June 2021 and remained elevated through October 2021, largely due to imbalances in the labor market, supply chain bottlenecks, increased consumer demand, particularly for travel-related services early in the reporting period, and higher energy costs.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2021

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
The Investment Environment (continued)

Outside the United States, global economies also displayed resilience but were somewhat more constrained amid continuing struggles against COVID-19 and the emergence and spread of the Delta variant. Oil prices rose through most of the reporting period, except for a dip in July and August, on growing demand and reduced production. In the eurozone, GDP growth jumped in the third quarter of 2020, regaining much of its losses from the second quarter, but turned slightly negative for both the fourth quarter of 2020 and the first quarter of 2021. GDP growth turned positive for the second and third quarters of 2021. The United Kingdom, which was particularly hard-hit by the COVID-19 pandemic, suffered its biggest slump in more than three centuries over the course of 2020, effectively wiping out its growth over the past seven years, but posted a small positive gain in GDP for the first quarter of 2021. The United Kingdom removed many of the country’s stringent restrictions during the summer and posted a strong gain in GDP growth for the second quarter of 2021. Japan’s economy, after rebounding sharply in the third quarter of 2020, posted a positive, albeit smaller, gain in the fourth quarter of 2020. Japan’s economy subsequently contracted in the first quarter of 2021 on a resurgence of COVID-19 cases and slow COVID-19 vaccine rollouts but posted a small gain for the second quarter of 2021. China, the only major economy to avoid contraction in the face of COVID-19 pandemic-related shocks, maintained positive GDP growth in the fourth quarter of 2020. China’s GDP growth accelerated sharply for the first quarter of 2021 before easing for the subsequent two quarters in part because of the political landscape and an emphasis on domestic consumption over globalization. India, after plunging into one of the worst recessions of any major economy, saw its first positive gain in GDP in the fourth quarter of 2020 and posted a sharp jump in GDP growth for the second quarter of 2021.
For the most part, central banks around the world, including the Fed, maintained the low—and for some international central banks, negative—interest rates instituted prior to, and in response to, the COVID-19 pandemic. In the United States, despite improving economic data, the Fed reiterated several times during the reporting period its intention to continue its support of the economy for as long as needed to achieve a full recovery. The Fed maintained the federal funds rate in a range of 0.00% to 0.25% throughout the reporting period. However, as inflation continued to rise for most of 2021, the Fed tightened its stance, signaling that—due to significant progress made on its twin goals of maximum employment and price stability—it could start to reduce its bond-buying program as soon as late 2021 and could begin to raise interest rates in the next 18 months. In developed international markets, most central banks were similarly accommodative while acknowledging that conditions were changing. The European Central Bank held interest rates at 0.00%, unchanged since March 2016, but reduced the pace of its asset purchase program instituted to help counter the economic impacts of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and—despite citing moderately improving conditions—vowed to continue to maintain stability in its financial markets through its ongoing programs. The Bank of England maintained its key official bank rate at 0.1% and continued to support its bond-buying program.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Fund Management

Bill McMahon, CFA, Managing Director and Chief Investment Officer of Active Equity Strategies for Schwab Asset Management, is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund, Schwab Core Equity Fund, and Schwab Dividend Equity Fund. Mr. McMahon has more than 20 years of experience in the financial services industry. Prior to his current role, Mr. McMahon was an SVP in Charles Schwab Investment Advisory, Inc. (CSIA), serving as CIO and as a member of the portfolio management team for the ThomasPartners Strategies. Mr. McMahon co-founded ThomasPartners, Inc. in 2001 and served as partner of the firm until its acquisition by the Charles Schwab Corporation in 2012 and subsequent merger with CSIA in 2018. Mr. McMahon began his career at State Street Corporation, with the latter half of his tenure with State Street Global Advisors.

Iain Clayton, CFA, FRM, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Core Equity Fund, Schwab International Core Equity Fund, and Schwab Health Care Fund. Prior to joining Schwab in 2013, Mr. Clayton spent more than five years at SSI Investment Management where he was a portfolio manager and the director of quantitative research. In these roles, Mr. Clayton co-managed multiple investment strategies and developed quantitative models and valuation approaches. From 2004 to 2008, he worked as a portfolio manager and director at RCM Capital Management (now known as Allianz Global Investors) and helped manage various equity portfolios and developed fundamental-based stock selection models. Prior to that, he was a vice president at Eureka Investment Advisors for almost three years and also served as a senior quantitative analyst and assistant portfolio manager. He has also worked as a quantitative research analyst at RCM Capital Management.

Holly Emerson, CFA, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund. Prior to joining Schwab in 2014, Ms. Emerson spent nearly 10 years at Algert Coldiron Investors LLC (now known as Algert Global), a quantitative market-neutral hedge fund manager. She held a number of positions at Algert, including assistant portfolio manager and director of operations. In her various roles, she acted as the lead portfolio manager for the Canadian fund, conducted macroeconomic research, and managed relationships with prime brokerage investment banks.

Brian Hillburn, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Core Equity Fund. Mr. Hillburn also provides fundamental equity research coverage for the ThomasPartners Strategies and the Schwab Active Equity Funds. Previously, Mr. Hillburn was a director and senior equity research analyst for the ThomasPartners Strategies at Schwab Asset Management. Prior to joining the ThomasPartners Strategies, Mr. Hillburn was an equity analyst at Rockland Trust, and earlier positions include equity research analysis roles on mutual fund teams at Wells Capital and Morgan Stanley Investment Management.

Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Core Equity Fund, Schwab Dividend Equity Fund, Schwab Small-Cap Equity Fund, and Schwab Health Care Fund. Prior to joining Schwab in 2012, Ms. Li spent more than 10 years at Barclays Global Investors (now known as BlackRock), where she held a number of positions. From 2001 to 2009, she worked in various roles in the global advanced active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Gretchen Novak, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Large-Cap Growth Fund. Ms. Novak also provides fundamental equity research coverage of certain industry sectors for the ThomasPartners Strategies and the Schwab Active Equity Funds. Previously, Ms. Novak was a director and senior equity research analyst for the ThomasPartners Strategies at Schwab Asset Management. Prior to joining the ThomasPartners Strategies, Ms. Novak was a senior portfolio manager at Mazama Capital Management, Inc., where she oversaw the equity research and portfolio management of the firm’s consumer discretionary and staples sectors. Prior to Mazama Capital, Ms. Novak was an equity analyst at Cramer Rosenthal McGlynn, LLC.

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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Fund Management (continued)

Jim Serhant, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Dividend Equity Fund and the ThomasPartners Balanced Strategies. Mr. Serhant also provides fundamental equity research coverage of certain industry sectors for the ThomasPartners Strategies and the Schwab Active Equity Funds. Prior to joining Schwab in 2016, Mr. Serhant was an executive vice president at Hartford Investment Management where he was the head of high yield and a senior portfolio manager, overseeing the credit research and portfolio management of the firm’s high yield strategies. Previously, he was a fixed income analyst at Delaware Investments and JP Morgan.
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Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund as of October 31, 2021

The Schwab Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. stocks. Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in equity securities of U.S. companies. The fund typically invests in common stocks of U.S. companies that have market capitalizations of approximately $500 million or more at the time of purchase. To aid its stock selection, the fund uses Schwab Equity Ratings® and employs a research-driven, “bottom-up” approach focusing primarily on individual securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs.
Performance. The fund returned 37.62% for the 12-month reporting period ended October 31, 2021, underperforming the S&P 500® Index (the index), which the fund uses for performance comparisons. The index returned 42.91% for the reporting period.
Positioning and Strategies. The fund’s underweight investment in Tesla, Inc., which designs, manufactures, and sells high-performance electric vehicles and electric vehicle powertrain components, weighed on the fund’s relative performance. The fund held shares of Tesla between January 2021 and August 2021, which returned approximately -3% during that period. Tesla benefitted from strong sales growth on electric vehicle sales, particularly in China, improving financial performance, and flows into ESG funds, as well as an upgrade that praised the internet of cars market and a possible Hertz deal.
NVIDIA Corp., which designs, develops, and markets 3D graphics processors and related software, was another detractor from the fund’s relative performance over the reporting period. The fund’s underweight investment in NVIDIA returned approximately 7% for the reporting period. NVIDIA rose on strong chip sales, strong pricing due to shortages, demand from the gaming and crypto mining industries, and rebound in economic growth. The fund sold its position in NVIDIA in January 2021.
The fund’s performance relative to the index was enhanced by the fund’s Class A holdings of Alphabet, Inc., which, through its subsidiaries, provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce, and hardware products. The fund’s overweight investment in Alphabet returned approximately 83% for the reporting period. Alphabet benefited from strong advertising revenues across multiple business.
The fund’s overweight position in financial holding company Bank of America Corp. was another contributor to the fund’s relative performance as a result of financials sector stocks, particularly banks, recovering in 2021, on higher interest rates spreads, U.S. Federal Reserve policies, credit reserve releases, strong capital markets, and client merger and acquisition activity. The fund’s holdings of Bank of America returned approximately 106% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Core Equity Fund (7/1/96)	37.62%	15.86%	14.01%
S&P 500® Index	42.91%	18.93%	16.21%
Fund Category: Morningstar Large Blend[3]	41.27%	17.14%	14.63%
Fund Expense Ratio[4]: 0.73%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 7, 2012, the Schwab Premier Equity Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Core Equity Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	69
Weighted Average Market Cap (millions)	$679,829
Price/Earnings Ratio (P/E)	20.4
Price/Book Ratio (P/B)	4.3
Portfolio Turnover Rate	86%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab Dividend Equity Fund as of October 31, 2021

The Schwab Dividend Equity Fund (the fund) seeks current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in dividend paying common and preferred stocks. The fund uses Schwab Equity Ratings® to aid its U.S. stock selection and Schwab Equity Ratings International® to aid its international stock selection and employs a research-driven, “bottom-up” approach focusing primarily on individual securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. Over the reporting period, value stocks slightly outperformed growth stocks, leading to similar performance between dividend-paying stocks and the broader stock market.
Performance. The fund returned 42.38% for the 12-month reporting period ended October 31, 2021, underperforming the Russell 1000® Value Index (the index), which the fund uses for performance comparisons. The index returned 43.76% for the reporting period.
As of October 31, 2021, the fund’s dividend yield was 1.73%, lower than the 2.16% dividend yield of the index. As of October 31, 2021, the fund’s 30-Day SEC yield was 1.73%.
Positioning and Strategies. The fund’s overweight position in Verizon Communications, Inc., a telecommunications company that provides wireless and wireline voice and data services, weighed on relative performance. The fund’s holdings of Verizon returned approximately -3% for the reporting period. Verizon shares declined as the company increased debt issuance to fund higher wireless spectrum acquisition costs and higher capital investment to upgrade its network to 5G.
Lockheed Martin Corp., a global security company that primarily researches, designs, develops, manufactures, and integrates advanced technology products and services, was another detractor from the fund’s relative performance over the reporting period. The fund’s overweight investment in Lockheed Martin returned approximately -2% for the reporting period. Deceleration in its end-market growth rate, supply chain challenges, and company-specific programmatic headwinds impacted Lockheed Martin’s performance.
The fund’s performance relative to the index was enhanced by the fund’s holdings of Morgan Stanley, a bank holding company. The fund’s investment in Morgan Stanley returned approximately 118% for the reporting period, making it the largest contributor to excess return versus the benchmark. Morgan Stanley posted strong earnings per share (EPS) growth and benefitted from a strong capital position that allowed the company to buy back shares and reduce its outstanding share count.
The fund’s position in Navient Corp., which focuses on education loan portfolio management, servicing and asset recovery, was another contributor to the fund’s relative performance as a result of strong EPS growth, share buybacks, and debt reduction were also drivers of the stock during the period. The fund’s holdings of Navient returned approximately 182% for the reporting period. Navient was a non-index stock. The fund’s position in Navient was sold prior to the end of the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Dividend Equity Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Dividend Equity Fund (9/2/03)	42.38%	10.09%	10.34%
Russell 1000® Value Index	43.76%	12.39%	12.85%
Dividend Equity Spliced Index	43.76%	12.39%	12.85%
S&P 500® Index	42.91%	18.93%	16.21%
Fund Category: Morningstar Large Value[3]	43.70%	12.59%	12.14%
Fund Expense Ratios[4]: Net 0.89%; Gross 0.90%

Yields1
30-Day SEC Yield	1.73%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Dividend Equity Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	93
Weighted Average Market Cap (millions)	$280,071
Price/Earnings Ratio (P/E)	16.6
Price/Book Ratio (P/B)	3.0
Portfolio Turnover Rate	83%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab Large-Cap Growth Fund as of October 31, 2021

The Schwab Large-Cap Growth Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in U.S. common stocks. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in large-cap stocks of U.S. companies. To aid its stock selection, the fund uses Schwab Equity Ratings® and employs a research-driven, “bottom-up” approach focusing primarily on individual securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks, and among U.S. large-caps, value stocks slightly outperformed growth stocks.
Performance. The fund returned 40.41% for the 12-month reporting period ended October 31, 2021, underperforming the Russell 1000® Growth Index (the index), which the fund uses for performance comparisons. The index returned 43.21% for the reporting period.
Positioning and Strategies. The fund’s underweight position in Tesla, Inc., which designs, manufactures, and sells high-performance electric vehicles and electric vehicle powertrain components, weighed on relative performance. The fund’s holdings of Tesla returned approximately 187% for the reporting period. Tesla benefitted from strong sales growth on electric vehicle sales, particularly in China, improving financial performance, and flows into ESG funds, as well as an upgrade that praised the internet of cars market and a possible Hertz deal.
Moderna, Inc., a clinical stage biotechnology company, was a detractor from the fund’s relative performance. Moderna returned approximately 412% for the index during the reporting period, surging on vaccine prospects. The fund did not hold Moderna during the reporting period.
Zoom Video Communications, Inc., a cloud service that provides a 3-in-1 meeting platform with video conferencing, mobility, and web meetings, contributed to the fund’s relative performance. Class A shares of Zoom retuned approximately -40% for the index during the reporting period. Zoom benefitted when the COVID-19 pandemic began but reversed as effective vaccines were deployed. The fund did not hold Zoom during the reporting period.
Salesforce.com, Inc., which designs and develops enterprise software, was another contributor to the fund’s relative performance as a result of prioritizing technology spending on digital transformation. The fund’s underweight investment in Salesforce returned approximately 28% for the reporting period. The fund added to its position in Salesforce as it raised its guidance.

Management views and portfolio holdings may have changed since the report date.
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Schwab Large-Cap Growth Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Large-Cap Growth Fund (10/3/05)	40.41%	20.71%	16.56%
Russell 1000® Growth Index	43.21%	25.49%	19.42%
Fund Category: Morningstar Large Growth[2]	39.55%	22.95%	17.43%
Fund Expense Ratios[3]: Net 0.99%; Gross 1.02%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Large-Cap Growth Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	72
Weighted Average Market Cap (millions)	$996,922
Price/Earnings Ratio (P/E)	32.3
Price/Book Ratio (P/B)	10.4
Portfolio Turnover Rate	42%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab Small-Cap Equity Fund as of October 31, 2021

The Schwab Small-Cap Equity Fund (the fund) seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets (including, for this purpose, any borrowings for investment purposes) in small-cap equity securities. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks.
Performance. The fund returned 58.55% for the 12-month reporting period ended October 31, 2021, outperforming the Russell 2000® Index (the index), which the fund uses for performance comparisons. The index returned 50.80% for the reporting period.
Positioning and Strategies. The fund’s performance relative to the index was enhanced by the fund’s holdings of Cimarex Energy Co., which explores and produces crude oil and natural gas. The fund’s holdings of Cimarex Energy returned approximately 250% for the reporting period. Strong cash flow and controlled capital expenditure helped the performance of Cimarex in a rising oil price environment. Cimarex Energy was a non-index stock. Cimarex Energy Co. and Cabot Oil & Gas Corp. merged in October 2021 to form Coterra Energy, Inc.
The fund’s overweight position in Atkore, Inc., a manufacturer and supplier of metal products and electrical raceway solutions, was another contributor to the fund’s relative performance. Atkore gained pricing power as its competitors were hampered by supply chain disruptions due to the COVID-19 pandemic. The fund’s holdings of Atkore returned approximately 357% for the reporting period.
The fund’s position in Quidel Corp., which discovers, develops, manufactures, and markets diagnostic healthcare products and solutions, weighed on relative performance. The fund’s holdings of Quidel returned approximately -51% for the reporting period. As the COVID-19 vaccination rate picked up and cases subsided, Quidel, which is highly levered to COVID-19 test volume, disappointed in earnings. Quidel was a non-index stock.
Emergent BioSolutions, Inc., a global specialty biopharmaceutical company, was another detractor from the fund’s relative performance over the reporting period. The fund’s overweight investment in Emergent BioSolutions returned approximately -47% for the reporting period. Emergent BioSolutions halted production of the J&J COVID-19 vaccine due to manufacturing issues and continued to decrease revenue guidance.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Small-Cap Equity Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Equity Fund (7/1/03)	58.55%	12.79%	13.07%
Russell 2000® Index	50.80%	15.52%	13.50%
Fund Category: Morningstar Small Blend[2]	54.25%	13.77%	12.64%
Fund Expense Ratio[3]: 1.10%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Small-Cap Equity Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	348
Weighted Average Market Cap (millions)	$3,702
Price/Earnings Ratio (P/E)	13.8
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate	84%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund as of October 31, 2021

The Schwab Health Care Fund (the fund) seeks long-term capital growth. To pursue its goal, the fund primarily invests in equity securities issued by companies in the health care sector. The fund uses Schwab Equity Ratings® to aid its U.S. stock selection and Schwab Equity Ratings International® to aid its international stock selection. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. U.S. health care stocks performed well over the reporting period, though lagged broader global stock markets. Health care stocks underperformed the S&P 500® Index and MSCI EAFE® Index.
Performance. The fund returned 30.02% for the 12-month reporting period ended October 31, 2021, outperforming the Dow Jones Global Health Care Index (the index), which the fund uses for performance comparisons. The index returned 27.34% for the reporting period.
Positioning and Strategies. The fund’s performance relative to the index was enhanced by the fund’s holdings of Eli Lilly and Co., which discovers, develops, manufactures, and sells pharmaceutical products for humans and animals. The fund’s overweight investment in Eli Lilly returned approximately 99% for the reporting period. Eli Lilly performed well on positive clinical data for an Alzheimer’s disease drug.
The fund’s overweight position in Getinge AB, a provider of hospitals and life science institutions with products and solutions that aim to improve clinical results and optimize workflows, was another contributor to the fund’s relative performance as a result of strength of sales as well as margin improvement from operating leverage. The fund’s Class B holdings of Getinge returned approximately 131% for the reporting period.
The fund’s position in Amedisys, Inc., a multi-regional provider of alternate-site health care services, weighed on relative performance. The fund’s overweight investment in Amedisys returned approximately -35% for the reporting period. Underperformance of hospice businesses drove Amedisys’ underperformance.
Bristol-Myers Squibb Co., which develops, licenses, manufactures, markets, and sells pharmaceutical and nutritional products, was another detractor from the fund’s relative performance over the reporting period. The fund’s overweight investment in Bristol-Myers Squibb returned approximately 3% for the reporting period. Bristol-Myers Squibb underperformed as a result of concerns about generic competition in the future as well as a lack of new data on late-stage and new products.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Health Care Fund (7/3/00)	30.02%	14.93%	15.40%
Dow Jones Global Health Care Index	27.34%	15.41%	14.76%
S&P 500® Index	42.91%	18.93%	16.21%
Fund Category: Morningstar Health[3]	25.98%	16.70%	16.54%
Fund Expense Ratio[4]: 0.80%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Since the Schwab Health Care Fund focuses its investments on companies involved in a specific sector, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab Active Equity Funds  |  Annual Report

Schwab Health Care Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	97
Weighted Average Market Cap (millions)	$162,567
Price/Earnings Ratio (P/E)	24.8
Price/Book Ratio (P/B)	5.7
Portfolio Turnover Rate	70%
Industry Weightings % of Investments

Top Equity Holdings % of Net Assets1

Portfolio holdings may have changed since the report date.
Source of Industry Classification: S&P and MSCI.
[1]	This list is not a recommendation of any security by the investment adviser.
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Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund as of October 31, 2021

The Schwab International Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund invests primarily in the stocks of publicly traded companies located in developed market countries excluding the United States, however, the fund may also invest in stocks issued by companies located in emerging markets. To aid its stock selection, the fund uses Schwab Equity Ratings International®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way.
Performance. The fund returned 28.12% for the 12-month reporting period ended October 31, 2021, underperforming the MSCI EAFE® Index (Net) (the index), which the fund uses for performance comparisons. The index returned 34.18% for the reporting period.
Positioning and Strategies. The fund’s overweight position in Nintendo Co., Ltd., which develops, manufactures and sells home-use video game hardware and software in home entertainment business, weighed on the fund’s relative performance. The fund’s holdings of Nintendo returned approximately -17% for the reporting period. Nintendo underperformed as a result of concerns over the trajectory of Switch, a video game console, hardware sales, and chip shortages impacting future game development.
The fund’s underweight position in ASML Holding N.V., which develops, produces, and markets semiconductor manufacturing equipment, specifically machines for the production of chips, was another detractor from relative performance. The fund’s holdings of ASML Holding returned approximately 125% for the reporting period, benefitting from a strong demand for semiconductors that increased demand for semiconductor equipment.
The fund’s performance relative to the index was enhanced by the fund’s holdings of Compagnie de Saint-Gobain S.A., a manufacturer of glass products, high-performance materials, and construction materials. The fund’s overweight investment in Compagnie de Saint-Gobain returned approximately 81% for the reporting period, benefitting from global economic and construction recovery.
Novo Nordisk A/S, which develops, produces, and markets pharmaceutical products, was another contributor to the fund’s relative performance as a result of good trial data on a potential new drug. The fund’s overweight investment in Class B shares of Novo Nordisk A/S returned approximately 74% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Active Equity Funds  |  Annual Report

Schwab International Core Equity Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Core Equity Fund (5/30/08)	28.12%	7.29%	7.47%
MSCI EAFE® Index (Net)[3]	34.18%	9.79%	7.37%
Fund Category: Morningstar Foreign Large Blend[4]	31.56%	9.42%	7.35%
Fund Expense Ratios[5]: Net 0.86%; Gross 0.88%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, refer to the financial highlights section of the financial statements.
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Schwab International Core Equity Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	144
Weighted Average Market Cap (millions)	$89,599
Price/Earnings Ratio (P/E)	14.0
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate	103%
Sector Weightings % of Investments

Top Equity Holdings % of Net Assets1
Top Country Weightings % of Investments2

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Active Equity Funds  |  Annual Report

Schwab Active Equity Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2021 and held through October 31, 2021.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 5/1/21	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/21	EXPENSES PAID DURING PERIOD 5/1/21-10/31/21[2]
Schwab Core Equity Fund
Actual Return	0.73%	$1,000.00	$1,086.60	$3.84
Hypothetical 5% Return	0.73%	$1,000.00	$1,021.53	$3.72
Schwab Dividend Equity Fund
Actual Return	0.89%	$1,000.00	$1,056.40	$4.61
Hypothetical 5% Return	0.89%	$1,000.00	$1,020.72	$4.53
Schwab Large-Cap Growth Fund
Actual Return	0.99%	$1,000.00	$1,140.60	$5.34
Hypothetical 5% Return	0.99%	$1,000.00	$1,020.21	$5.04
Schwab Small-Cap Equity Fund
Actual Return	1.08%	$1,000.00	$1,057.40	$5.60
Hypothetical 5% Return	1.08%	$1,000.00	$1,019.76	$5.50
Schwab Health Care Fund
Actual Return	0.80%	$1,000.00	$1,106.40	$4.25
Hypothetical 5% Return	0.80%	$1,000.00	$1,021.17	$4.08
Schwab International Core Equity Fund
Actual Return	0.86%	$1,000.00	$1,043.40	$4.43
Hypothetical 5% Return	0.86%	$1,000.00	$1,020.87	$4.38

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Core Equity Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$22.24	$21.87	$22.40	$24.36	$19.65
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.20	0.21	0.26	0.34
Net realized and unrealized gains (losses)	7.90	0.82	1.99	0.41	4.71
Total from investment operations	8.11	1.02	2.20	0.67	5.05
Less distributions:
Distributions from net investment income	(0.20)	(0.20)	(0.27)	(0.34)	(0.34)
Distributions from net realized gains	(0.93)	(0.45)	(2.46)	(2.29)	—
Total distributions	(1.13)	(0.65)	(2.73)	(2.63)	(0.34)
Net asset value at end of period	$29.22	$22.24	$21.87	$22.40	$24.36
Total return	37.62%	4.65%	12.02%	2.71%	26.00%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.73%	0.73%	0.73%	0.73%	0.73%
Gross operating expenses	0.73%	0.73%	0.73%	0.73%	0.74%
Net investment income (loss)	0.81%	0.91%	1.01%	1.12%	1.53%
Portfolio turnover rate	86%	97%	98%	101%	86%
Net assets, end of period (x 1,000,000)	$1,860	$1,957	$2,182	$2,138	$2,353

[1]	Calculated based on the average shares outstanding during the period.
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See financial notes

Schwab Core Equity Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.6% OF NET ASSETS

Banks 4.4%
Bank of America Corp.	414,920	19,824,878
Citizens Financial Group, Inc.	635,755	30,122,072
Regions Financial Corp.	1,365,017	32,323,602
		82,270,552

Capital Goods 6.0%
A.O. Smith Corp.	259,182	18,938,429
General Dynamics Corp.	45,415	9,207,891
Illinois Tool Works, Inc.	86,653	19,745,619
Lockheed Martin Corp.	101,656	33,782,322
Parker-Hannifin Corp.	100,411	29,780,899
		111,455,160

Consumer Durables & Apparel 3.3%
Deckers Outdoor Corp. *	71,441	28,241,342
LVMH Moet Hennessy Louis Vuitton SE ADR	65,005	10,229,187
PulteGroup, Inc.	462,633	22,243,394
		60,713,923

Consumer Services 1.2%
Starbucks Corp.	202,451	21,473,978

Diversified Financials 4.7%
Capital One Financial Corp.	74,490	11,250,225
Morgan Stanley	212,909	21,882,787
Synchrony Financial	300,737	13,969,234
The Goldman Sachs Group, Inc.	98,072	40,538,061
		87,640,307

Energy 3.5%
EOG Resources, Inc.	448,195	41,440,110
Exxon Mobil Corp.	377,413	24,331,816
		65,771,926

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	26,388	12,970,757
Walmart, Inc.	188,952	28,233,208
		41,203,965

Food, Beverage & Tobacco 3.7%
Altria Group, Inc.	371,063	16,367,589
Constellation Brands, Inc., Class A	106,128	23,009,611
The Coca-Cola Co.	518,913	29,251,126
		68,628,326

SECURITY	NUMBER OF SHARES	VALUE ($)
Health Care Equipment & Services 6.8%
Abbott Laboratories	186,054	23,980,500
Anthem, Inc.	37,228	16,199,020
Boston Scientific Corp. *	421,563	18,182,012
Cerner Corp.	271,969	20,204,577
McKesson Corp.	79,236	16,471,580
UnitedHealth Group, Inc.	69,396	31,954,776
		126,992,465

Household & Personal Products 1.3%
The Procter & Gamble Co.	170,943	24,443,140

Insurance 3.2%
Aflac, Inc.	426,555	22,893,207
Fidelity National Financial, Inc.	248,753	11,917,756
The Allstate Corp.	201,814	24,958,337
		59,769,300

Materials 2.1%
Linde plc	23,368	7,459,065
The Sherwin-Williams Co.	101,006	31,979,510
		39,438,575

Media & Entertainment 8.2%
Alphabet, Inc., Class A *	32,479	96,167,721
Charter Communications, Inc., Class A *	15,278	10,310,969
Meta Platforms, Inc., Class A *	108,523	35,114,787
Nintendo Co., Ltd. ADR	180,912	9,995,388
		151,588,865

Pharmaceuticals, Biotechnology & Life Sciences 7.9%
Amgen, Inc.	149,354	30,911,797
Eli Lilly & Co.	51,632	13,153,768
Gilead Sciences, Inc.	161,121	10,453,531
Johnson & Johnson	189,011	30,786,112
Pfizer, Inc.	229,837	10,053,070
Roche Holding AG ADR	288,704	13,953,064
Thermo Fisher Scientific, Inc.	32,190	20,378,523
Zoetis, Inc.	82,517	17,840,176
		147,530,041

Real Estate 1.5%
American Tower Corp.	101,075	28,500,118

Retailing 6.6%
Amazon.com, Inc. *	24,037	81,063,100
O'Reilly Automotive, Inc. *	17,489	10,883,754
The Home Depot, Inc.	36,635	13,618,695
The TJX Cos., Inc.	255,341	16,722,282
		122,287,831

28
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Schwab Core Equity Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Semiconductors & Semiconductor Equipment 4.0%
Applied Materials, Inc.	98,892	13,513,592
Broadcom, Inc.	62,750	33,362,293
Intel Corp.	198,040	9,703,960
KLA Corp.	46,169	17,209,956
		73,789,801

Software & Services 16.4%
Accenture plc, Class A	114,552	41,100,112
Adobe, Inc. *	70,990	46,169,057
Fidelity National Information Services, Inc.	217,118	24,043,647
Mastercard, Inc., Class A	40,919	13,729,143
Microsoft Corp.	434,007	143,925,401
VeriSign, Inc. *	49,227	10,961,376
Visa, Inc., Class A	121,361	25,700,619
		305,629,355

Technology Hardware & Equipment 7.8%
Apple Inc.	866,457	129,795,259
Cisco Systems, Inc.	284,851	15,943,110
		145,738,369

Telecommunication Services 2.3%
Verizon Communications, Inc.	795,451	42,150,948

SECURITY	NUMBER OF SHARES	VALUE ($)
Transportation 1.1%
United Parcel Service, Inc., Class B	95,449	20,375,498

Utilities 1.4%
Duke Energy Corp.	253,674	25,877,285
Total Common Stocks (Cost $1,207,656,549)		1,853,269,728

SHORT-TERM INVESTMENTS 0.9% OF NET ASSETS

Money Market Funds 0.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (a)	15,728,522	15,728,522
Total Short-Term Investments (Cost $15,728,522)		15,728,522
Total Investments in Securities (Cost $1,223,385,071)		1,868,998,250

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$1,853,269,728	$—	$—	$1,853,269,728
Short-Term Investments[1]	15,728,522	—	—	15,728,522
Total	$1,868,998,250	$—	$—	$1,868,998,250

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
29
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Schwab Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $1,223,385,071)		$1,868,998,250
Deposit with broker for futures contracts		550,000
Receivables:
Dividends		1,559,365
Foreign tax reclaims		386,426
Fund shares sold		52,971
Prepaid expenses	+	17,135
Total assets		1,871,564,147
Liabilities
Payables:
Fund shares redeemed		10,151,689
Investment adviser and administrator fees		727,863
Shareholder service fees		374,182
Accrued expenses	+	187,341
Total liabilities		11,441,075
Net assets		$1,860,123,072
Net Assets by Source
Capital received from investors		$779,901,659
Total distributable earnings	+	1,080,221,413
Net assets		$1,860,123,072

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,860,123,072		63,668,512		$29.22

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Schwab Core Equity Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $174,637)		$29,897,725
Securities on loan, net	+	3,015
Total investment income		29,900,740
Expenses
Investment adviser and administrator fees		9,120,924
Shareholder service fees		4,709,524
Custodian fees		75,834
Portfolio accounting fees		69,629
Shareholder reports		60,576
Professional fees		35,407
Registration fees		32,834
Transfer agent fees		14,710
Independent trustees’ fees		13,340
Other expenses	+	21,102
Total expenses		14,153,880
Expense reduction by investment adviser and its affiliates	–	14,710
Net expenses	–	14,139,170
Net investment income		15,761,570
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - unaffiliated		429,863,961
Net realized losses on futures contracts	+	(3,983,885)
Net realized gains		425,880,076
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	181,824,785
Net realized and unrealized gains		607,704,861
Increase in net assets resulting from operations		$623,466,431
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Schwab Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$15,761,570	$18,727,365
Net realized gains		425,880,076	77,674,196
Net change in unrealized appreciation (depreciation)	+	181,824,785	(9,143,636)
Increase in net assets from operations		$623,466,431	$87,257,925
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($97,998,756)	($63,919,641)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,613,563	$92,083,552	4,154,672	$86,639,129
Shares reinvested		3,088,327	73,440,411	2,083,874	46,553,727
Shares redeemed	+	(31,031,079)	(787,773,255)	(18,036,297)	(381,670,564)
Net transactions in fund shares		(24,329,189)	($622,249,292)	(11,797,751)	($248,477,708)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		87,997,701	$1,956,904,689	99,795,452	$2,182,044,113
Total decrease	+	(24,329,189)	(96,781,617)	(11,797,751)	(225,139,424)
End of period		63,668,512	$1,860,123,072	87,997,701	$1,956,904,689
32
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$12.14	$15.07	$15.43	$17.21	$14.39
Income (loss) from investment operations:
Net investment income (loss)[1]	0.31	0.28	0.23	0.22	0.29
Net realized and unrealized gains (losses)	4.80	(2.15)	0.93	(0.27)	2.75
Total from investment operations	5.11	(1.87)	1.16	(0.05)	3.04
Less distributions:
Distributions from net investment income	(0.33)	(0.26)	(0.24)	(0.30)	(0.22)
Distributions from net realized gains	—	(0.80)	(1.28)	(1.43)	—
Total distributions	(0.33)	(1.06)	(1.52)	(1.73)	(0.22)
Net asset value at end of period	$16.92	$12.14	$15.07	$15.43	$17.21
Total return	42.38%	(13.30%)	8.78%	(0.63%)	21.19%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.89%	0.89%	0.89%	0.88%	0.88%
Gross operating expenses	0.90%	0.90%	0.89%	0.88%	0.88%
Net investment income (loss)	2.01%	2.16%	1.58%	1.36%	1.78%
Portfolio turnover rate	83%	70%	70%	79%	70%
Net assets, end of period (x 1,000,000)	$671	$577	$847	$1,249	$1,469

[1]	Calculated based on the average shares outstanding during the period.
33
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.1% OF NET ASSETS

Banks 8.6%
Bank of America Corp.	265,991	12,709,050
Citigroup, Inc.	87,309	6,038,290
Citizens Financial Group, Inc.	90,100	4,268,938
Hancock Whitney Corp.	44,353	2,194,586
Huntington Bancshares, Inc.	380,300	5,985,922
JPMorgan Chase & Co.	106,486	18,090,907
Zions Bancorp NA	128,110	8,069,649
		57,357,342

Capital Goods 7.2%
3M Co.	34,200	6,110,856
General Dynamics Corp.	23,451	4,754,690
Illinois Tool Works, Inc.	18,181	4,142,904
Lockheed Martin Corp.	41,878	13,916,897
Parker-Hannifin Corp.	18,592	5,514,201
Raytheon Technologies Corp.	76,725	6,817,784
Watsco, Inc.	23,400	6,776,172
		48,033,504

Commercial & Professional Services 0.2%
Republic Services, Inc.	8,900	1,197,940

Consumer Durables & Apparel 1.5%
NIKE, Inc., Class B	61,900	10,355,251

Consumer Services 2.8%
McDonald’s Corp.	39,500	9,699,225
Starbucks Corp.	87,221	9,251,532
		18,950,757

Diversified Financials 8.1%
Capital One Financial Corp.	29,000	4,379,870
Evercore, Inc., Class A	14,651	2,224,608
Jefferies Financial Group, Inc.	164,005	7,052,215
Lazard Ltd., Class A	160,546	7,865,149
Morgan Stanley	136,940	14,074,693
OneMain Holdings, Inc.	74,819	3,951,191
T. Rowe Price Group, Inc.	29,287	6,351,765
The Goldman Sachs Group, Inc.	21,000	8,680,350
		54,579,841

Energy 4.5%
Chevron Corp.	115,024	13,169,098
ConocoPhillips	20,999	1,564,216
Exxon Mobil Corp.	192,277	12,396,098
Kinder Morgan, Inc.	199,543	3,342,345
		30,471,757

SECURITY	NUMBER OF SHARES	VALUE ($)
Food & Staples Retailing 1.6%
Walmart, Inc.	70,003	10,459,848

Food, Beverage & Tobacco 9.1%
Altria Group, Inc.	166,301	7,335,537
Diageo plc	197,923	9,847,003
Flowers Foods, Inc.	158,011	3,910,772
General Mills, Inc.	77,812	4,808,782
Imperial Brands plc	128,391	2,709,201
Philip Morris International, Inc.	118,100	11,165,174
Sanderson Farms, Inc.	8,000	1,515,600
The Coca-Cola Co.	351,875	19,835,194
		61,127,263

Health Care Equipment & Services 5.5%
Abbott Laboratories	32,828	4,231,201
CVS Health Corp.	78,300	6,990,624
Hill-Rom Holdings, Inc.	51,647	8,000,120
Medtronic plc	55,660	6,671,408
UnitedHealth Group, Inc.	23,771	10,945,832
		36,839,185

Household & Personal Products 1.5%
The Procter & Gamble Co.	70,085	10,021,454

Insurance 3.0%
American National Group, Inc.	12,023	2,280,883
Fidelity National Financial, Inc.	61,095	2,927,062
Prudential Financial, Inc.	24,400	2,685,220
The Allstate Corp.	96,891	11,982,510
		19,875,675

Materials 2.2%
BHP Group plc	91,371	2,413,252
Dow, Inc.	12,500	699,625
PPG Industries, Inc.	31,118	4,996,617
The Sherwin-Williams Co.	21,840	6,914,762
		15,024,256

Media & Entertainment 3.3%
Activision Blizzard, Inc.	54,950	4,296,540
Alphabet, Inc., Class A *	2,115	6,262,346
Comcast Corp., Class A	185,621	9,546,488
Omnicom Group, Inc.	5,370	365,590
The Interpublic Group of Cos., Inc.	51,200	1,872,384
		22,343,348

Pharmaceuticals, Biotechnology & Life Sciences 9.6%
Amgen, Inc.	63,962	13,238,215
Johnson & Johnson	97,902	15,946,278
Novartis AG	11,522	953,016

34
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Novo Nordisk A/S, Class B	38,895	4,265,026
Pfizer, Inc.	330,816	14,469,892
Roche Holding AG	40,663	15,752,600
		64,625,027

Real Estate 1.8%
American Tower Corp.	7,484	2,110,264
Lamar Advertising Co., Class A	24,542	2,778,154
National Storage Affiliates Trust	116,768	7,293,329
		12,181,747

Retailing 2.7%
Genuine Parts Co.	33,100	4,339,741
The Home Depot, Inc.	36,940	13,732,076
		18,071,817

Semiconductors & Semiconductor Equipment 3.1%
Applied Materials, Inc.	11,700	1,598,805
Broadcom, Inc.	18,160	9,655,127
QUALCOMM, Inc.	33,522	4,459,767
Texas Instruments, Inc.	26,600	4,986,968
		20,700,667

Software & Services 8.7%
Accenture plc, Class A	39,966	14,339,401
International Business Machines Corp.	95,432	11,938,543
Microsoft Corp.	49,509	16,418,175
Oracle Corp.	33,800	3,242,772
Visa, Inc., Class A	59,000	12,494,430
		58,433,321

Technology Hardware & Equipment 4.4%
Apple Inc.	43,334	6,491,433
Cisco Systems, Inc.	267,582	14,976,565
HP, Inc.	65,756	1,994,379
Samsung Electronics Co., Ltd.	101,612	6,083,827
		29,546,204

Telecommunication Services 3.7%
AT&T, Inc.	325,057	8,210,940
Verizon Communications, Inc.	308,741	16,360,185
		24,571,125

SECURITY	NUMBER OF SHARES	VALUE ($)
Transportation 2.2%
Ryder System, Inc.	72,503	6,159,130
United Parcel Service, Inc., Class B	39,700	8,474,759
		14,633,889

Utilities 3.8%
Duke Energy Corp.	117,641	12,000,558
Exelon Corp.	67,158	3,572,134
NRG Energy, Inc.	121,295	4,838,458
UGI Corp.	115,893	5,030,915
		25,442,065
Total Common Stocks (Cost $542,605,245)		664,843,283

ISSUER	FACE AMOUNT	VALUE ($)
SHORT-TERM INVESTMENTS 0.8% OF NET ASSETS

Time Deposits 0.8%
Brown Brothers Harriman & Co.
South African Rand
2.15%, 11/02/21 (a)	178	12
Citibank NA
British Pound
0.01%, 11/01/21 (a)	108	148
Skandinaviska Enskilda Banken AB
U.S. Dollar
0.01%, 11/01/21 (a)	5,384,843	5,384,843
		5,385,003
Total Short-Term Investments (Cost $5,385,003)		5,385,003
Total Investments in Securities (Cost $547,990,248)		670,228,286

*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate. Face amount is disclosed in local currency.

35
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$494,520,533	$—	$—	$494,520,533
Food, Beverage & Tobacco	48,571,059	12,556,204	—	61,127,263
Materials	12,611,004	2,413,252	—	15,024,256
Pharmaceuticals, Biotechnology & Life Sciences	43,654,385	20,970,642	—	64,625,027
Technology Hardware & Equipment	23,462,377	6,083,827	—	29,546,204
Short-Term Investments[1]	—	5,385,003	—	5,385,003
Total	$622,819,358	$47,408,928	$—	$670,228,286

[1]	As categorized in the Portfolio Holdings.
36
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $547,990,248)		$670,228,286
Deposit with broker for futures contracts		275,000
Receivables:
Dividends		1,111,713
Foreign tax reclaims		180,446
Fund shares sold		82,647
Prepaid expenses	+	39,211
Total assets		671,917,303
Liabilities
Payables:
Fund shares redeemed		536,938
Investment adviser and administrator fees		340,268
Shareholder service fees		133,730
Accrued expenses	+	141,812
Total liabilities		1,152,748
Net assets		$670,764,555
Net Assets by Source
Capital received from investors		$461,698,916
Total distributable earnings	+	209,065,639
Net assets		$670,764,555

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$670,764,555		39,633,491		$16.92

37
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $139,767)		$18,528,920
Interest received from securities - unaffiliated		162
Securities on loan, net	+	6,525
Total investment income		18,535,607
Expenses
Investment adviser and administrator fees		3,959,781
Shareholder service fees		1,524,963
Portfolio accounting fees		115,489
Shareholder reports		38,689
Professional fees		31,950
Registration fees		29,275
Independent trustees’ fees		9,055
Custodian fees		7,770
Transfer agent fees		4,088
Other expenses	+	11,837
Total expenses		5,732,897
Expense reduction by investment adviser and its affiliates	–	47,754
Net expenses	–	5,685,143
Net investment income		12,850,464
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - unaffiliated		117,117,474
Net realized losses on futures contracts		(1,812,038)
Net realized losses on foreign currency transactions	+	(17,731)
Net realized gains		115,287,705
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		90,531,181
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(579)
Net change in unrealized appreciation (depreciation)	+	90,530,602
Net realized and unrealized gains		205,818,307
Increase in net assets resulting from operations		$218,668,771
38
Schwab Active Equity Funds  |  Annual Report
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Schwab Dividend Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$12,850,464	$14,918,815
Net realized gains (losses)		115,287,705	(28,745,649)
Net change in unrealized appreciation (depreciation)	+	90,530,602	(91,563,439)
Increase (decrease) in net assets from operations		$218,668,771	($105,390,273)
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($13,599,106)	($57,745,153)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,539,840	$56,507,561	3,025,001	$39,046,505
Shares reinvested		674,614	10,361,404	3,317,070	46,974,063
Shares redeemed	+	(12,099,793)	(177,875,463)	(15,016,968)	(193,138,459)
Net transactions in fund shares		(7,885,339)	($111,006,498)	(8,674,897)	($107,117,891)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		47,518,830	$576,701,388	56,193,727	$846,954,705
Total increase (decrease)	+	(7,885,339)	94,063,167	(8,674,897)	(270,253,317)
End of period		39,633,491	$670,764,555	47,518,830	$576,701,388
39
Schwab Active Equity Funds  |  Annual Report
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Schwab Large-Cap Growth Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$20.85	$18.07	$18.04	$18.65	$15.20
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	0.00 [2]	0.06	0.06	0.08
Net realized and unrealized gains (losses)	8.42	3.76	1.79	0.75	4.04
Total from investment operations	8.36	3.76	1.85	0.81	4.12
Less distributions:
Distributions from net investment income	—	(0.03)	(0.07)	(0.07)	(0.17)
Distributions from net realized gains	(0.25)	(0.95)	(1.75)	(1.35)	(0.50)
Total distributions	(0.25)	(0.98)	(1.82)	(1.42)	(0.67)
Net asset value at end of period	$28.96	$20.85	$18.07	$18.04	$18.65
Total return	40.41%	21.60%	12.18%	4.46%	28.10%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.99%	0.99%	0.99%	0.99%	0.99%
Gross operating expenses	1.02%	1.02%	1.03%	1.02%	1.04%
Net investment income (loss)	(0.23%)	0.01%	0.34%	0.30%	0.48%
Portfolio turnover rate	42%	65%	67%	88%	81%
Net assets, end of period (x 1,000,000)	$292	$210	$181	$243	$257

[1]	Calculated based on the average shares outstanding during the period.
[2]	Per-share amount was less than $0.005.
40
Schwab Active Equity Funds  |  Annual Report
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Schwab Large-Cap Growth Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 96.6% OF NET ASSETS

Automobiles & Components 3.0%
Tesla, Inc. *	7,986	8,896,404

Banks 0.6%
Citizens Financial Group, Inc.	38,348	1,816,928

Capital Goods 4.3%
AGCO Corp.	9,743	1,190,692
Atkore, Inc. *	25,623	2,422,142
Illinois Tool Works, Inc.	1,301	296,459
Lockheed Martin Corp.	7,652	2,542,913
Owens Corning	8,966	837,514
Parker-Hannifin Corp.	10,673	3,165,505
Quanta Services, Inc.	9,885	1,198,853
Regal Rexnord Corp.	6,097	928,756
		12,582,834

Consumer Durables & Apparel 3.4%
Deckers Outdoor Corp. *	5,410	2,138,627
Lululemon Athletica, Inc. *	4,086	1,904,117
NIKE, Inc., Class B	28,300	4,734,307
YETI Holdings, Inc. *	11,704	1,150,854
		9,927,905

Consumer Services 1.8%
Starbucks Corp.	50,583	5,365,339

Diversified Financials 1.9%
Morgan Stanley	17,606	1,809,545
MSCI, Inc.	2,815	1,871,637
S&P Global, Inc.	3,669	1,739,693
		5,420,875

Energy 1.0%
EOG Resources, Inc.	31,449	2,907,774

Food & Staples Retailing 0.9%
Walmart, Inc.	18,435	2,754,558

Food, Beverage & Tobacco 3.5%
Constellation Brands, Inc., Class A	13,078	2,835,441
Monster Beverage Corp. *	17,931	1,524,135
PepsiCo, Inc.	18,710	3,023,536
Philip Morris International, Inc.	29,274	2,767,564
		10,150,676

SECURITY	NUMBER OF SHARES	VALUE ($)
Health Care Equipment & Services 5.1%
Abbott Laboratories	28,139	3,626,836
Hologic, Inc. *	38,748	2,840,616
IDEXX Laboratories, Inc. *	3,556	2,368,794
Merit Medical Systems, Inc. *	25,025	1,683,181
UnitedHealth Group, Inc.	9,246	4,257,505
		14,776,932

Materials 1.0%
The Sherwin-Williams Co.	9,307	2,946,689

Media & Entertainment 10.8%
Alphabet, Inc., Class A *	6,012	17,801,051
Meta Platforms, Inc., Class A *	32,865	10,634,128
Netflix, Inc. *	4,357	3,007,681
		31,442,860

Pharmaceuticals, Biotechnology & Life Sciences 3.2%
Avantor, Inc. *	50,508	2,039,513
Eli Lilly & Co.	10,599	2,700,201
Pfizer, Inc.	23,006	1,006,282
Roche Holding AG ADR	34,387	1,661,924
Zoetis, Inc.	8,745	1,890,669
		9,298,589

Real Estate 1.2%
American Homes 4 Rent, Class A	22,286	904,812
American Tower Corp.	6,424	1,811,375
National Storage Affiliates Trust	12,932	807,733
		3,523,920

Retailing 10.1%
Amazon.com, Inc. *	5,992	20,207,600
Lowe’s Cos., Inc.	11,816	2,762,817
O'Reilly Automotive, Inc. *	1,990	1,238,417
The Home Depot, Inc.	14,413	5,357,889
		29,566,723

Semiconductors & Semiconductor Equipment 6.6%
Applied Materials, Inc.	24,484	3,345,739
Broadcom, Inc.	6,850	3,641,940
KLA Corp.	5,595	2,085,592
Lam Research Corp.	2,058	1,159,827
Monolithic Power Systems, Inc.	2,629	1,381,434
NVIDIA Corp.	24,032	6,144,261
QUALCOMM, Inc.	10,672	1,419,803
		19,178,596

41
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Software & Services 26.0%
Accenture plc, Class A	14,999	5,381,491
Adobe, Inc. *	10,664	6,935,439
DocuSign, Inc. *	5,751	1,600,446
Fortinet, Inc. *	5,477	1,842,134
Gartner, Inc. *	10,838	3,597,241
Intuit, Inc.	4,573	2,862,652
Mastercard, Inc., Class A	11,969	4,015,839
Microsoft Corp.	99,364	32,951,090
Palo Alto Networks, Inc. *	3,892	1,981,378
PayPal Holdings, Inc. *	13,726	3,192,530
salesforce.com, Inc. *	7,873	2,359,460
ServiceNow, Inc. *	2,645	1,845,575
Synopsys, Inc. *	5,560	1,852,481
Visa, Inc., Class A	27,048	5,727,955
		76,145,711

Technology Hardware & Equipment 11.2%
Apple Inc.	217,917	32,643,967

Transportation 1.0%
United Parcel Service, Inc., Class B	14,196	3,030,420
Total Common Stocks (Cost $129,981,735)		282,377,700

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 3.4% OF NET ASSETS

Time Deposits 3.4%
Barclays Capital, Inc.
0.01%, 11/01/21 (a)	1,354,708	1,354,708
ISSUER	FACE AMOUNT ($)	VALUE ($)
BNP Paribas SA
0.01%, 11/01/21 (a)	2,908,302	2,908,302
DnB Bank ASA
0.01%, 11/01/21 (a)	2,908,302	2,908,302
JPMorgan Chase Bank
0.01%, 11/01/21 (a)	2,908,302	2,908,302
		10,079,614
Total Short-Term Investments (Cost $10,079,614)		10,079,614
Total Investments in Securities (Cost $140,061,349)		292,457,314

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/17/21	6	1,379,100	28,100

*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

ADR —	American Depositary Receipt

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$282,377,700	$—	$—	$282,377,700
Short-Term Investments[1]	—	10,079,614	—	10,079,614
Futures Contracts[2]	28,100	—	—	28,100
Total	$282,405,800	$10,079,614	$—	$292,485,414

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
42
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $140,061,349)		$292,457,314
Deposit with broker for futures contracts		69,000
Receivables:
Fund shares sold		180,601
Dividends		73,732
Foreign tax reclaims		6,110
Variation margin on future contracts		2,850
Prepaid expenses	+	18,485
Total assets		292,808,092
Liabilities
Payables:
Investment adviser and administrator fees		159,623
Fund shares redeemed		64,233
Shareholder service fees		56,297
Accrued expenses	+	81,270
Total liabilities		361,423
Net assets		$292,446,669
Net Assets by Source
Capital received from investors		$117,887,951
Total distributable earnings	+	174,558,718
Net assets		$292,446,669

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$292,446,669		10,096,648		$28.96

43
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $19,295)		$1,922,277
Interest received from securities - unaffiliated	+	191
Total investment income		1,922,468
Expenses
Investment adviser and administrator fees		1,818,148
Shareholder service fees		602,380
Portfolio accounting fees		59,339
Professional fees		33,380
Registration fees		27,489
Shareholder reports		19,551
Independent trustees’ fees		7,818
Custodian fees		7,710
Transfer agent fees		1,798
Other expenses	+	5,174
Total expenses		2,582,787
Expense reduction by investment adviser and its affiliates	–	82,834
Net expenses	–	2,499,953
Net investment loss		(577,485)
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - unaffiliated		22,455,120
Net realized gains on futures contracts	+	354,577
Net realized gains		22,809,697
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		61,424,566
Net change in unrealized appreciation (depreciation) on futures contracts	+	103,179
Net change in unrealized appreciation (depreciation)	+	61,527,745
Net realized and unrealized gains		84,337,442
Increase in net assets resulting from operations		$83,759,957
44
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Large-Cap Growth Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income (loss)		($577,485)	$9,938
Net realized gains		22,809,697	2,658,271
Net change in unrealized appreciation (depreciation)	+	61,527,745	34,053,845
Increase in net assets from operations		$83,759,957	$36,722,054
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($2,530,978)	($9,705,767)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,017,391	$50,557,323	2,205,536	$41,760,250
Shares reinvested		94,152	2,163,612	459,787	8,322,151
Shares redeemed	+	(2,086,140)	(51,536,257)	(2,598,754)	(47,874,418)
Net transactions in fund shares		25,403	$1,184,678	66,569	$2,207,983
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,071,245	$210,033,012	10,004,676	$180,808,742
Total increase	+	25,403	82,413,657	66,569	29,224,270
End of period		10,096,648	$292,446,669	10,071,245	$210,033,012
45
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$15.02	$16.68	$20.87	$23.58	$18.81
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.03	0.02	0.01	(0.00) [2]
Net realized and unrealized gains (losses)	8.76	(1.67)	(0.35) [3]	0.32	4.86
Total from investment operations	8.78	(1.64)	(0.33)	0.33	4.86
Less distributions:
Distributions from net investment income	(0.03)	(0.02)	(0.01)	—	(0.09)
Distributions from net realized gains	—	—	(3.85)	(3.04)	—
Total distributions	(0.03)	(0.02)	(3.86)	(3.04)	(0.09)
Net asset value at end of period	$23.77	$15.02	$16.68	$20.87	$23.58
Total return	58.55%	(9.86%)	0.08%	1.37%	25.87%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.08%	1.09%	1.09%	1.09%	1.10%
Gross operating expenses	1.08%	1.10%	1.09%	1.09%	1.10%
Net investment income (loss)	0.11%	0.17%	0.09%	0.06%	(0.01%)
Portfolio turnover rate	84%	113%	117%	111%	99%
Net assets, end of period (x 1,000,000)	$669	$491	$579	$573	$645

[1]	Calculated based on the average shares outstanding during the period.
[2]	Per-share amount was less than $0.005.
[3]	The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
46
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.3% OF NET ASSETS

Automobiles & Components 2.7%
American Axle & Manufacturing Holdings, Inc. *	423,656	3,846,796
Dana, Inc.	77,630	1,722,610
Modine Manufacturing Co. *	156,919	1,726,109
Patrick Industries, Inc.	55,060	4,289,725
Tenneco, Inc., Class A *	173,546	2,302,955
The Goodyear Tire & Rubber Co. *	175,082	3,347,568
Winnebago Industries, Inc.	16,449	1,113,433
		18,349,196

Banks 10.7%
Amalgamated Financial Corp.	39,095	717,784
American National Bankshares, Inc.	3,839	142,427
Associated Banc-Corp.	65,979	1,470,012
BankUnited, Inc.	105,297	4,270,846
Cathay General Bancorp	46,013	1,941,288
Community Trust Bancorp, Inc.	12,652	552,639
Customers Bancorp, Inc. *	6,691	356,563
CVB Financial Corp.	24,138	483,243
Financial Institutions, Inc.	126,445	4,036,124
First BanCorp	234,900	3,206,385
First Commonwealth Financial Corp.	85,979	1,315,479
Fulton Financial Corp.	112,643	1,813,552
Great Southern Bancorp, Inc.	12,723	717,959
Hancock Whitney Corp.	153,062	7,573,508
Hanmi Financial Corp.	135,085	2,997,536
Heartland Financial USA, Inc.	45,132	2,262,016
Hope Bancorp, Inc.	443,711	6,473,743
Independent Bank Corp., Michigan	45,258	1,019,663
International Bancshares Corp.	181,354	7,689,410
Mercantile Bank Corp.	33,030	1,135,241
Metrocity Bankshares, Inc.	6,406	150,541
MGIC Investment Corp.	95,345	1,540,775
OFG Bancorp	21,550	558,145
Old National Bancorp	116,233	1,985,260
Premier Financial Corp.	23,548	750,710
Radian Group, Inc.	116,873	2,789,759
Renasant Corp.	24,704	924,177
Republic Bancorp, Inc., Class A	30,557	1,650,689
S&T Bancorp, Inc.	82,473	2,520,375
Texas Capital Bancshares, Inc. *	13,388	811,313
The First of Long Island Corp.	20,690	416,490
UMB Financial Corp.	39,896	3,942,523
WesBanco, Inc.	86,497	3,007,501
Western New England Bancorp, Inc.	44,667	434,610
		71,658,286

Capital Goods 11.0%
AAR Corp. *	79,243	2,802,825
Atkore, Inc. *	74,016	6,996,732
AZZ, Inc.	23,289	1,237,345
Boise Cascade Co.	60,511	3,426,133
SECURITY	NUMBER OF SHARES	VALUE ($)
Cornerstone Building Brands, Inc. *	97,343	1,392,978
Ducommun, Inc. *	25,888	1,252,720
Dycom Industries, Inc. *	6,684	530,843
EMCOR Group, Inc.	32,628	3,963,976
Encore Wire Corp.	22,393	3,002,006
Franklin Electric Co., Inc.	10,295	889,282
Generac Holdings, Inc. *	10,083	5,026,980
GrafTech International Ltd.	152,813	1,635,099
Herc Holdings, Inc.	9,319	1,696,431
Hillenbrand, Inc.	76,396	3,472,962
IES Holdings, Inc. *	24,201	1,206,420
Masonite International Corp. *	39,742	4,769,437
MasTec, Inc. *	5,627	501,535
Moog, Inc., Class A	70,232	5,304,623
Mueller Industries, Inc.	145,749	7,672,227
MYR Group, Inc. *	30,138	3,078,597
NV5 Global, Inc. *	10,563	1,099,925
Preformed Line Products Co.	9,869	684,909
REV Group, Inc.	27,136	410,025
SPX Corp. *	33,326	1,935,907
Terex Corp.	121,184	5,429,043
The Shyft Group, Inc.	43,935	1,810,561
Titan Machinery, Inc. *	32,242	916,318
Vectrus, Inc. *	33,864	1,640,034
		73,785,873

Commercial & Professional Services 1.3%
ABM Industries, Inc.	32,547	1,432,393
ASGN, Inc. *	5,862	701,447
CACI International, Inc., Class A *	1,257	361,563
Heidrick & Struggles International, Inc.	26,154	1,226,100
Herman Miller, Inc.	32,640	1,270,349
HNI Corp.	11,949	446,893
Kforce, Inc.	22,092	1,430,678
Mastech Digital, Inc. *	38,217	708,543
Matthews International Corp., Class A	8,419	289,361
Pitney Bowes, Inc.	98,649	684,624
		8,551,951

Consumer Durables & Apparel 3.5%
Beazer Homes USA, Inc. *	81,355	1,473,339
Crocs, Inc. *	30,204	4,876,436
Deckers Outdoor Corp. *	18,322	7,242,870
Ethan Allen Interiors, Inc.	22,310	517,815
Fossil Group, Inc. *	38,360	453,415
Johnson Outdoors, Inc., Class A	4,794	509,027
MasterCraft Boat Holdings, Inc. *	39,341	1,053,552
Sonos, Inc. *	68,079	2,220,737
Tempur Sealy International, Inc.	76,707	3,411,160
Tri Pointe Homes, Inc. *	41,446	1,002,579
Tupperware Brands Corp. *	39,630	881,371
		23,642,301

47
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Services 3.0%
Bloomin' Brands, Inc. *	117,047	2,530,556
Boyd Gaming Corp. *	26,784	1,708,284
Brinker International, Inc. *	71,329	2,992,965
Del Taco Restaurants, Inc.	306,557	2,556,685
Golden Entertainment, Inc. *	32,015	1,663,820
International Game Technology plc *	30,111	887,973
Perdoceo Education Corp. *	145,806	1,548,460
Red Rock Resorts, Inc., Class A *	61,225	3,331,252
Scientific Games Corp., Class A *	8,805	704,840
Texas Roadhouse, Inc.	27,057	2,402,932
		20,327,767

Diversified Financials 2.5%
Artisan Partners Asset Management, Inc., Class A	18,838	933,235
Cowen, Inc., Class A	11,738	442,875
Enova International, Inc. *	12,242	397,130
OneMain Holdings, Inc.	80,201	4,235,415
Oppenheimer Holdings, Inc., Class A	37,724	1,963,534
PROG Holdings, Inc.	16,669	674,261
Regional Management Corp.	40,493	2,068,382
Stifel Financial Corp.	33,453	2,437,720
Virtus Investment Partners, Inc.	11,410	3,651,200
		16,803,752

Energy 5.2%
Antero Resources Corp. *	73,008	1,450,669
ChampionX Corp. *	119,068	3,123,154
Comstock Resources, Inc. *	69,851	689,429
Coterra Energy, Inc.	133,326	2,842,510
CVR Energy, Inc.	50,094	960,302
Magnolia Oil & Gas Corp., Class A	32,014	668,452
Matador Resources Co.	62,938	2,633,955
National Energy Services Reunited Corp. *	55,500	649,350
Oasis Petroleum, Inc.	10,891	1,313,455
Oceaneering International, Inc. *	55,734	757,982
Oil States International, Inc. *	100,221	607,339
Ovintiv, Inc.	214,048	8,031,081
PDC Energy, Inc.	56,858	2,974,242
Ranger Oil Corp., Class A *	65,043	2,149,021
REX American Resources Corp. *	6,210	546,170
SFL Corp., Ltd.	119,871	948,180
SM Energy Co.	46,660	1,601,371
Southwestern Energy Co. *	459,693	2,243,302
Teekay Corp. *	150,033	531,117
		34,721,081

Food & Staples Retailing 0.6%
BJ's Wholesale Club Holdings, Inc. *	32,378	1,892,170
Performance Food Group Co. *	46,167	2,088,134
		3,980,304

Food, Beverage & Tobacco 2.0%
Coca-Cola Consolidated, Inc.	15,496	6,220,094
Darling Ingredients, Inc. *	41,837	3,536,063
John B. Sanfilippo & Son, Inc.	5,589	472,271
National Beverage Corp.	42,690	2,407,716
Primo Water Corp.	41,578	661,090
		13,297,234

SECURITY	NUMBER OF SHARES	VALUE ($)
Health Care Equipment & Services 6.0%
Accuray, Inc. *	283,668	1,415,503
AMN Healthcare Services, Inc. *	34,198	3,375,343
Co-Diagnostics, Inc. *(a)	42,974	352,817
Electromed, Inc. *	63,922	701,864
Fulgent Genetics, Inc. *	10,197	845,535
Globus Medical, Inc., Class A *	23,138	1,785,559
Inari Medical, Inc. *	14,252	1,290,091
Integer Holdings Corp. *	25,932	2,334,399
LeMaitre Vascular, Inc.	22,212	1,155,246
LivaNova plc *	15,129	1,160,697
Meridian Bioscience, Inc. *	146,266	2,751,263
Merit Medical Systems, Inc. *	60,473	4,067,414
Natus Medical, Inc. *	87,581	2,193,904
NextGen Healthcare, Inc. *	119,252	1,962,888
Option Care Health, Inc. *	43,948	1,201,099
Ortho Clinical Diagnostics Holdings plc *	116,472	2,302,651
Owens & Minor, Inc.	26,679	957,242
Quidel Corp. *	7,432	986,747
Retractable Technologies, Inc. *(a)	105,505	998,077
Select Medical Holdings Corp.	85,244	2,831,806
Shockwave Medical, Inc. *	3,814	815,052
STAAR Surgical Co. *	21,552	2,553,050
Tenet Healthcare Corp. *	17,644	1,264,369
Utah Medical Products, Inc.	5,768	558,515
		39,861,131

Household & Personal Products 0.6%
BellRing Brands, Inc., Class A *	80,333	2,154,531
Medifast, Inc.	9,964	1,955,634
		4,110,165

Insurance 1.0%
Argo Group International Holdings Ltd.	22,813	1,256,996
CNO Financial Group, Inc.	53,342	1,287,676
Donegal Group, Inc., Class A	11,427	162,835
Global Indemnity Group LLC, Class A	6,071	149,286
Investors Title Co.	1,858	360,080
National Western Life Group, Inc., Class A	5,892	1,266,839
Safety Insurance Group, Inc.	23,481	1,841,145
		6,324,857

Materials 3.9%
Advanced Emissions Solutions, Inc. *	41,377	280,950
AdvanSix, Inc. *	67,312	3,271,363
Alcoa Corp.	32,078	1,473,984
Constellium SE *	68,709	1,264,933
Greif, Inc., Class A	39,284	2,540,889
Hecla Mining Co.	105,810	611,582
Ingevity Corp. *	22,079	1,720,175
Koppers Holdings, Inc. *	27,958	981,046
Louisiana-Pacific Corp.	111,594	6,576,234
O-I Glass, Inc. *	70,445	919,307
Rayonier Advanced Materials, Inc. *	75,632	543,038
Schnitzer Steel Industries, Inc., Class A	41,482	2,231,731
Stepan Co.	8,290	994,966
TimkenSteel Corp. *	61,066	851,871
Trinseo plc	15,770	884,066
Tronox Holdings plc, Class A	25,718	599,744
		25,745,879

48
Schwab Active Equity Funds  |  Annual Report
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Schwab Small-Cap Equity Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Media & Entertainment 3.0%
Cars.com, Inc. *	287,687	3,745,685
Entravision Communications Corp., Class A	227,618	1,814,116
Gaia, Inc. *	84,982	824,325
Lions Gate Entertainment Corp., Class A *	110,423	1,429,978
QuinStreet, Inc. *	156,325	2,188,550
Sinclair Broadcast Group, Inc., Class A	51,329	1,341,227
TEGNA, Inc.	89,487	1,759,314
World Wrestling Entertainment, Inc., Class A	22,088	1,349,356
Yelp, Inc. *	31,257	1,207,458
Ziff Davis, Inc. *	35,386	4,538,962
		20,198,971

Pharmaceuticals, Biotechnology & Life Sciences 14.6%
Affimed N.V. *	81,761	555,975
Alkermes plc *	147,972	4,482,072
Allogene Therapeutics, Inc. *	27,520	474,445
Amicus Therapeutics, Inc. *	152,254	1,598,667
Amneal Pharmaceuticals, Inc. *	447,489	2,456,715
Apellis Pharmaceuticals, Inc. *	9,965	306,324
Arcus Biosciences, Inc. *	21,776	728,189
Arrowhead Pharmaceuticals, Inc. *	34,440	2,197,961
BioDelivery Sciences International, Inc. *	475,683	1,940,787
Blueprint Medicines Corp. *	37,136	4,177,429
Cara Therapeutics, Inc. *	69,494	1,169,584
CareDx, Inc. *	28,209	1,438,659
Catalyst Pharmaceuticals, Inc. *	126,055	743,725
Chimerix, Inc. *	52,159	273,313
Coherus Biosciences, Inc. *	18,969	317,351
Collegium Pharmaceutical, Inc. *	50,267	986,741
Corcept Therapeutics, Inc. *	28,710	516,780
Cytokinetics, Inc. *	23,961	836,479
Denali Therapeutics, Inc. *	29,645	1,433,336
Dicerna Pharmaceuticals, Inc. *	34,095	709,517
Dynavax Technologies Corp. *	34,096	680,897
Emergent BioSolutions, Inc. *	71,827	3,423,993
Evolus, Inc. *	87,120	681,278
Halozyme Therapeutics, Inc. *	108,873	4,144,795
Harmony Biosciences Holdings, Inc. *	48,723	2,020,543
Harrow Health, Inc. *	112,385	1,133,965
Harvard Bioscience, Inc. *	111,334	838,345
Horizon Therapeutics plc *	26,224	3,144,520
ImmunoGen, Inc. *	88,879	535,940
Innoviva, Inc. *	116,847	2,038,980
Inotiv, Inc. *	20,201	977,526
Insmed, Inc. *	17,216	519,062
Intellia Therapeutics, Inc. *	2,698	358,780
Ironwood Pharmaceuticals, Inc. *	276,617	3,532,399
Jounce Therapeutics, Inc. *	57,098	501,320
Ligand Pharmaceuticals, Inc. *	16,718	2,439,825
MacroGenics, Inc. *	56,603	1,105,457
Medpace Holdings, Inc. *	32,177	7,289,699
MEI Pharma, Inc. *	452,430	1,275,853
MiMedx Group, Inc. *	91,031	623,562
NGM Biopharmaceuticals, Inc. *	27,808	513,614
Novavax, Inc. *	8,456	1,258,507
OPKO Health, Inc. *	697,748	2,644,465
Organogenesis Holdings, Inc. *	195,993	2,152,003
Pacira BioSciences, Inc. *	46,018	2,405,821
Phibro Animal Health Corp., Class A	49,759	1,091,712
Precigen, Inc. *	79,309	383,062
Prestige Consumer Healthcare, Inc. *	63,753	3,824,542
Quanterix Corp. *	21,539	1,090,089
Radius Health, Inc. *	71,745	1,549,692
REGENXBIO, Inc. *	18,638	660,531
SECURITY	NUMBER OF SHARES	VALUE ($)
Repligen Corp. *	4,836	1,404,858
Rigel Pharmaceuticals, Inc. *	407,364	1,368,743
Syneos Health, Inc. *	24,077	2,247,347
Travere Therapeutics, Inc. *	90,793	2,615,746
Vanda Pharmaceuticals, Inc. *	216,646	3,708,980
Veracyte, Inc. *	8,521	407,986
Vericel Corp. *	28,655	1,318,703
Vir Biotechnology, Inc. *	22,878	863,187
Xencor, Inc. *	34,439	1,362,407
		97,482,783

Real Estate 7.5%
American Finance Trust, Inc.	366,779	3,036,930
Armada Hoffler Properties, Inc.	42,709	585,540
Bluerock Residential Growth REIT, Inc. (a)	41,336	559,276
BRT Apartments Corp.	52,369	1,042,143
CareTrust REIT, Inc.	106,766	2,215,395
CorePoint Lodging, Inc. *	80,509	1,387,975
Corporate Office Properties Trust	102,355	2,775,868
Easterly Government Properties, Inc.	40,551	852,788
eXp World Holdings, Inc.	36,362	1,876,279
Healthcare Realty Trust, Inc.	87,501	2,892,783
National Health Investors, Inc.	19,010	1,022,358
National Storage Affiliates Trust	136,457	8,523,104
Office Properties Income Trust	112,499	2,882,224
Piedmont Office Realty Trust, Inc., Class A	380,995	6,766,471
PotlatchDeltic Corp.	53,576	2,800,418
PS Business Parks, Inc.	4,068	722,884
RE/MAX Holdings, Inc., Class A	26,939	856,930
Realogy Holdings Corp. *	158,870	2,751,628
Retail Value, Inc.	26,265	164,419
Sabra Health Care REIT, Inc.	176,749	2,500,998
Tanger Factory Outlet Centers, Inc.	59,248	995,366
UMH Properties, Inc.	54,291	1,299,727
Uniti Group, Inc.	115,959	1,659,373
		50,170,877

Retailing 3.1%
1-800-Flowers.com, Inc., Class A *	87,445	2,808,733
AutoNation, Inc. *	9,919	1,201,389
Caleres, Inc.	81,189	1,872,218
Duluth Holdings, Inc., Class B *	119,269	1,709,125
Group 1 Automotive, Inc.	10,999	1,977,620
Haverty Furniture Cos., Inc.	17,659	506,813
Hibbett, Inc.	19,466	1,507,447
MarineMax, Inc. *	11,564	598,900
OneWater Marine, Inc., Class A	12,493	553,940
Shutterstock, Inc.	17,050	2,065,608
Signet Jewelers Ltd.	14,868	1,325,928
Sleep Number Corp. *	9,758	862,022
The Aaron's Co., Inc.	19,755	462,070
The Buckle, Inc.	19,762	822,494
The Children's Place, Inc. *	20,686	1,714,663
Urban Outfitters, Inc. *	29,885	954,228
		20,943,198

Semiconductors & Semiconductor Equipment 3.3%
Alpha & Omega Semiconductor Ltd. *	71,153	2,465,452
Amkor Technology, Inc.	58,648	1,285,564
Axcelis Technologies, Inc. *	9,437	518,374
Cirrus Logic, Inc. *	40,132	3,243,067
Cohu, Inc. *	13,375	428,535
Diodes, Inc. *	18,889	1,815,044
Kulicke & Soffa Industries, Inc.	75,046	4,277,622

49
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
MACOM Technology Solutions Holdings, Inc. *	15,087	1,053,374
MaxLinear, Inc. *	56,307	3,547,341
Ultra Clean Holdings, Inc. *	75,247	3,729,994
		22,364,367

Software & Services 8.3%
A10 Networks, Inc. *	211,016	3,943,889
Agilysys, Inc. *	34,789	1,660,131
Avaya Holdings Corp. *	63,864	1,189,148
BM Technologies, Inc. *(a)(b)	13,582	117,438
Box, Inc., Class A *	180,460	4,661,282
Brightcove, Inc. *	70,541	699,767
ChannelAdvisor Corp. *	74,501	1,900,520
CommVault Systems, Inc. *	96,939	5,961,748
Conduent, Inc. *	389,833	2,631,373
Consensus Cloud Solutions, Inc. *	11,795	746,977
Domo, Inc., Class B *	63,522	5,612,169
eGain Corp. *	193,849	2,000,522
EVERTEC, Inc.	100,817	4,557,937
Mimecast Ltd. *	44,527	3,359,117
Progress Software Corp.	81,093	4,168,991
Tenable Holdings, Inc. *	126,797	6,751,940
Unisys Corp. *	81,176	2,075,670
Vonage Holdings Corp. *	33,525	540,423
Workiva, Inc. *	17,508	2,618,321
		55,197,363

Technology Hardware & Equipment 2.6%
Advanced Energy Industries, Inc.	22,151	2,033,905
Avid Technology, Inc. *	57,441	1,645,110
Calix, Inc. *	13,042	816,299
Cambium Networks Corp. *	37,495	1,058,109
Casa Systems, Inc. *	148,234	938,321
CommScope Holding Co., Inc. *	103,478	1,108,250
Extreme Networks, Inc. *	581,918	5,720,254
Plantronics, Inc. *	18,449	493,695
Vishay Intertechnology, Inc.	178,859	3,437,670
		17,251,613

Telecommunication Services 0.7%
Cogent Communications Holdings, Inc.	35,254	2,700,104
Ooma, Inc. *	85,864	1,983,458
		4,683,562

Transportation 1.2%
ArcBest Corp.	28,024	2,517,956
Atlas Air Worldwide Holdings, Inc. *	20,546	1,666,692
Matson, Inc.	35,092	2,922,462
Mesa Air Group, Inc. *	56,283	424,374
Radiant Logistics, Inc. *	74,751	503,074
Universal Logistics Holdings, Inc.	9,998	210,758
		8,245,316

SECURITY	NUMBER OF SHARES	VALUE ($)
Utilities 1.0%
Avista Corp.	15,008	597,468
Clearway Energy, Inc., Class A	28,909	953,708
Consolidated Water Co., Ltd. (a)	35,962	399,538
Genie Energy Ltd., Class B	105,308	521,274
Northwest Natural Holding Co.	12,611	568,630
Portland General Electric Co.	43,164	2,128,417
Via Renewables, Inc.	154,172	1,719,018
		6,888,053
Total Common Stocks (Cost $530,512,213)		664,585,880

SECURITY	NUMBER OF SHARES/ FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 1.2% OF NET ASSETS

Money Market Funds 0.3%
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)(d)	2,088,991	2,088,991

Time Deposits 0.9%
Sumitomo Mitsui Banking Corp.
0.01%, 11/01/21 (e)	5,977,707	5,977,707
Total Short-Term Investments (Cost $8,066,698)		8,066,698
Total Investments in Securities (Cost $538,578,911)		672,652,578

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 12/17/21	35	4,016,775	87,707

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $2,030,171.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.
(e)	The rate shown is the current daily overnight rate.

REIT —	Real Estate Investment Trust

50
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Small-Cap Equity Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$609,388,517	$—	$—	$609,388,517
Software & Services	55,079,925	—	117,438	55,197,363
Short-Term Investments[1]	2,088,991	—	—	2,088,991
Time Deposits	—	5,977,707	—	5,977,707
Futures Contracts[2]	87,707	—	—	87,707
Total	$666,645,140	$5,977,707	$117,438	$672,740,285

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
51
Schwab Active Equity Funds  |  Annual Report
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Schwab Small-Cap Equity Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $538,578,911) including securities on loan of $2,030,171		$672,652,578
Deposit with broker for futures contracts		390,000
Receivables:
Investments sold		1,975,025
Dividends		156,740
Fund shares sold		45,657
Income from securities on loan		4,718
Prepaid expenses	+	17,691
Total assets		675,242,409
Liabilities
Collateral held for securities on loan		2,088,991
Payables:
Investments bought		1,518,010
Fund shares redeemed		1,448,578
Investment adviser and administrator fees		456,298
Shareholder service fees		138,437
Variation margin on futures contracts		480
Accrued expenses	+	102,398
Total liabilities		5,753,192
Net assets		$669,489,217
Net Assets by Source
Capital received from investors		$462,649,574
Total distributable earnings	+	206,839,643
Net assets		$669,489,217

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$669,489,217		28,163,463		$23.77

52
Schwab Active Equity Funds  |  Annual Report
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Schwab Small-Cap Equity Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $11,286)		$7,392,196
Interest received from securities - unaffiliated		313
Securities on loan, net	+	106,284
Total investment income		7,498,793
Expenses
Investment adviser and administrator fees		5,098,257
Shareholder service fees		1,548,106
Portfolio accounting fees		56,004
Professional fees		34,614
Registration fees		27,719
Shareholder reports		24,803
Custodian fees		18,096
Independent trustees’ fees		9,001
Transfer agent fees		3,443
Other expenses	+	8,057
Total expenses		6,828,100
Expense reduction by investment adviser and its affiliates	–	3,443
Net expenses	–	6,824,657
Net investment income		674,136
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - unaffiliated		163,487,432
Net realized losses on futures contracts	+	(76,685)
Net realized gains		163,410,747
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		107,470,827
Net change in unrealized appreciation (depreciation) on futures contracts	+	87,707
Net change in unrealized appreciation (depreciation)	+	107,558,534
Net realized and unrealized gains		270,969,281
Increase in net assets resulting from operations		$271,643,417
53
Schwab Active Equity Funds  |  Annual Report
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Schwab Small-Cap Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$674,136	$844,059
Net realized gains (losses)		163,410,747	(48,940,704)
Net change in unrealized appreciation (depreciation)	+	107,558,534	(5,706,272)
Increase (decrease) in net assets from operations		$271,643,417	($53,802,917)
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($1,114,839)	($635,564)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,049,026	$42,785,760	5,747,653	$80,000,238
Shares reinvested		44,417	820,369	28,552	496,524
Shares redeemed	+	(6,658,460)	(136,123,410)	(7,764,392)	(113,723,120)
Net transactions in fund shares		(4,565,017)	($92,517,281)	(1,988,187)	($33,226,358)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		32,728,480	$491,477,920	34,716,667	$579,142,759
Total increase (decrease)	+	(4,565,017)	178,011,297	(1,988,187)	(87,664,839)
End of period		28,163,463	$669,489,217	32,728,480	$491,477,920
54
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Health Care Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$26.27	$25.08	$25.85	$25.44	$21.56
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.26	0.26	0.23	0.21
Net realized and unrealized gains (losses)	7.09	2.11	1.27	1.96	4.24
Total from investment operations	7.30	2.37	1.53	2.19	4.45
Less distributions:
Distributions from net investment income	(0.23)	(0.29)	(0.24)	(0.24)	(0.20)
Distributions from net realized gains	(2.76)	(0.89)	(2.06)	(1.54)	(0.37)
Total distributions	(2.99)	(1.18)	(2.30)	(1.78)	(0.57)
Net asset value at end of period	$30.58	$26.27	$25.08	$25.85	$25.44
Total return	30.02%	9.57%	6.51%	9.13%	21.10%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.80%	0.80%	0.80%	0.80%	0.81%
Gross operating expenses	0.80%	0.80%	0.80%	0.80%	0.81%
Net investment income (loss)	0.76%	1.01%	1.05%	0.91%	0.89%
Portfolio turnover rate	70%	73%	45%	45%	42%
Net assets, end of period (x 1,000,000)	$902	$746	$779	$826	$853

[1]	Calculated based on the average shares outstanding during the period.
55
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Health Care Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.6% OF NET ASSETS

Australia 0.5%
CSL Ltd.	6,115	1,391,409
Sonic Healthcare Ltd.	100,690	3,055,385
		4,446,794

Denmark 1.4%
Demant A/S *	21,322	1,033,647
Genmab A/S *	9,832	4,417,040
Novo Nordisk A/S, Class B	64,781	7,103,551
		12,554,238

France 1.1%
Ipsen S.A.	49,824	5,156,478
Sanofi	50,514	5,073,834
		10,230,312

Germany 0.9%
Merck KGaA	35,967	8,499,892

Ireland 2.8%
Alkermes plc *	160,300	4,855,487
Medtronic plc	169,774	20,349,112
		25,204,599

Italy 0.1%
Amplifon S.p.A.	13,358	679,765

Japan 2.9%
Astellas Pharma, Inc.	368,100	6,205,713
Hoya Corp.	93,800	13,808,154
Olympus Corp.	125,400	2,716,545
Takara Bio, Inc.	140,700	3,671,829
		26,402,241

Luxembourg 0.2%
Eurofins Scientific SE	12,536	1,479,435

Republic of Korea 0.2%
Osstem Implant Co., Ltd.	19,116	2,026,322

Sweden 2.4%
Arjo AB, B Shares	175,770	2,397,021
Getinge AB, B Shares	375,544	16,806,286
Vitrolife AB	40,115	2,610,802
		21,814,109

SECURITY	NUMBER OF SHARES	VALUE ($)
Switzerland 4.7%
Lonza Group AG	6,020	4,947,239
Novartis AG	221,101	18,287,861
Roche Holding AG	41,458	16,060,579
Sonova Holding AG	4,384	1,816,605
Straumann Holding AG	500	1,040,848
		42,153,132

Taiwan 0.2%
Pegavision Corp.	109,000	2,139,968

United Kingdom 1.3%
AstraZeneca plc	82,802	10,358,638
Oxford Biomedica plc *	42,456	884,331
		11,242,969

United States 80.9%
Abbott Laboratories	296,471	38,212,147
AbbVie, Inc.	279,336	32,031,459
Agilent Technologies, Inc.	121,148	19,079,599
Amedisys, Inc. *	21,130	3,578,154
Amgen, Inc.	99,953	20,687,272
Anthem, Inc.	19,239	8,371,466
Avantor, Inc. *	251,010	10,135,784
Avid Bioservices, Inc. *	33,774	1,036,186
Baxter International, Inc.	12,100	955,416
Biogen, Inc. *	20,909	5,576,012
BioMarin Pharmaceutical, Inc. *	21,505	1,703,841
Bio-Techne Corp.	10,049	5,262,159
Boston Scientific Corp. *	143,812	6,202,612
Bristol-Myers Squibb Co.	455,969	26,628,590
Cerner Corp.	72,950	5,419,456
Chemed Corp.	7,971	3,844,015
Cigna Corp.	36,492	7,795,056
CONMED Corp.	14,801	2,165,090
CVS Health Corp.	151,255	13,504,046
Danaher Corp.	73,420	22,890,153
DaVita, Inc. *	118,647	12,249,116
Dentsply Sirona, Inc.	59,065	3,379,109
Eli Lilly & Co.	128,221	32,665,582
Gilead Sciences, Inc.	309,480	20,079,062
Globus Medical, Inc., Class A *	60,697	4,683,988
Halozyme Therapeutics, Inc. *	167,092	6,361,192
Harmony Biosciences Holdings, Inc. *	55,723	2,310,833
HCA Healthcare, Inc.	8,318	2,083,326
Hologic, Inc. *	46,232	3,389,268
IDEXX Laboratories, Inc. *	23,153	15,423,139
Illumina, Inc. *	16,209	6,727,708
Incyte Corp. *	38,027	2,547,049
Innoviva, Inc. *	21,000	366,450
Intellia Therapeutics, Inc. *	6,329	841,630
Intuitive Surgical, Inc. *	36,672	13,243,359
IQVIA Holdings, Inc. *	35,404	9,255,314
Ironwood Pharmaceuticals, Inc. *	65,758	839,730

56
Schwab Active Equity Funds  |  Annual Report
See financial notes

Schwab Health Care Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Johnson & Johnson	378,822	61,702,527
Laboratory Corp. of America Holdings *	9,324	2,676,175
McKesson Corp.	34,714	7,216,346
Medpace Holdings, Inc. *	22,801	5,165,567
Merck & Co., Inc.	337,452	29,712,649
Meridian Bioscience, Inc. *	73,739	1,387,031
Mettler-Toledo International, Inc. *	6,253	9,259,943
Moderna, Inc. *	48,391	16,705,057
Molina Healthcare, Inc. *	40,110	11,861,329
Organogenesis Holdings, Inc. *	97,449	1,069,990
Pfizer, Inc.	934,456	40,873,105
Prestige Consumer Healthcare, Inc. *	57,348	3,440,307
Quest Diagnostics, Inc.	5,895	865,268
Regeneron Pharmaceuticals, Inc. *	34,078	21,807,875
ResMed, Inc.	34,221	8,997,043
Shockwave Medical, Inc. *	10,039	2,145,334
Stryker Corp.	27,166	7,228,058
Tenet Healthcare Corp. *	33,838	2,424,831
Thermo Fisher Scientific, Inc.	54,469	34,482,690
United Therapeutics Corp. *	8,056	1,536,763
UnitedHealth Group, Inc.	110,235	50,759,910
Vanda Pharmaceuticals, Inc. *	64,287	1,100,593
Veeva Systems, Inc., Class A *	5,493	1,741,336
Vertex Pharmaceuticals, Inc. *	39,825	7,364,837
Waters Corp. *	19,257	7,077,910
West Pharmaceutical Services, Inc.	3,182	1,367,878
Zoetis, Inc.	83,733	18,103,075
		729,597,795
Total Common Stocks (Cost $564,211,774)		898,471,571
ISSUER	FACE AMOUNT	VALUE ($)
SHORT-TERM INVESTMENTS 0.2% OF NET ASSETS

Time Deposits 0.2%
BNP Paribas SA
Swiss Franc
(1.41%), 11/01/21 (a)(b)	820,033	895,623
Brown Brothers Harriman & Co.
Australian Dollar
(0.21%), 11/01/21 (a)(b)	1,068,150	803,516
Hong Kong Dollar
0.00%, 11/01/21 (a)	298,560	38,373
New Zealand Dollar
0.20%, 11/01/21 (a)	5	4
Sumitomo Mitsui Banking Corp.
Japanese Yen
(0.28%), 11/01/21 (a)(b)	560	5
		1,737,521
Total Short-Term Investments (Cost $1,737,521)		1,737,521
Total Investments in Securities (Cost $565,949,295)		900,209,092

*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate. Face amount is disclosed in local currency.
(b)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$754,802,394	$—	$—	$754,802,394
Australia	—	4,446,794	—	4,446,794
Denmark	—	12,554,238	—	12,554,238
France	—	10,230,312	—	10,230,312
Germany	—	8,499,892	—	8,499,892
Italy	—	679,765	—	679,765
Japan	—	26,402,241	—	26,402,241
Luxembourg	—	1,479,435	—	1,479,435
Republic of Korea	—	2,026,322	—	2,026,322
Sweden	—	21,814,109	—	21,814,109
Switzerland	—	42,153,132	—	42,153,132
Taiwan	—	2,139,968	—	2,139,968
United Kingdom	884,331	10,358,638	—	11,242,969
Short-Term Investments[1]	—	1,737,521	—	1,737,521
Total	$755,686,725	$144,522,367	$—	$900,209,092

[1]	As categorized in the Portfolio Holdings.
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Schwab Health Care Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $565,949,295)		$900,209,092
Foreign currency, at value (cost $62,734)		64,185
Deposit with broker for futures contracts		242,000
Receivables:
Investments sold		3,870,261
Foreign tax reclaims		1,058,324
Dividends		917,348
Fund shares sold		256,179
Prepaid expenses	+	16,302
Total assets		906,633,691
Liabilities
Payables:
Investments bought		2,680,267
Due to custodian		1,514,151
Investment adviser and administrator fees		392,824
Shareholder service fees		173,326
Fund shares redeemed		86,351
Accrued expenses	+	149,611
Total liabilities		4,996,530
Net assets		$901,637,161
Net Assets by Source
Capital received from investors		$463,737,551
Total distributable earnings	+	437,899,610
Net assets		$901,637,161

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$901,637,161		29,483,860		$30.58

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Schwab Health Care Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $317,014)		$13,079,949
Securities on loan, net	+	3,892
Total investment income		13,083,841
Expenses
Investment adviser and administrator fees		4,432,806
Shareholder service fees		1,971,649
Portfolio accounting fees		109,856
Custodian fees		45,395
Shareholder reports		39,432
Registration fees		36,601
Professional fees		32,388
Independent trustees’ fees		9,701
Transfer agent fees		7,794
Other expenses	+	20,252
Total expenses		6,705,874
Expense reduction by investment adviser and its affiliates	–	7,794
Net expenses	–	6,698,080
Net investment income		6,385,761
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - unaffiliated		98,293,645
Net realized gains on futures contracts		544,779
Net realized losses on foreign currency transactions	+	(11,068)
Net realized gains		98,827,356
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		109,560,673
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(29,098)
Net change in unrealized appreciation (depreciation)	+	109,531,575
Net realized and unrealized gains		208,358,931
Increase in net assets resulting from operations		$214,744,692
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Schwab Health Care Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$6,385,761	$7,768,310
Net realized gains		98,827,356	77,524,618
Net change in unrealized appreciation (depreciation)	+	109,531,575	(16,756,841)
Increase in net assets from operations		$214,744,692	$68,536,087
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($84,424,068)	($35,647,551)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,830,876	$80,007,562	2,950,067	$75,727,246
Shares reinvested		2,869,075	73,390,942	1,220,267	31,165,636
Shares redeemed	+	(4,601,633)	(127,787,260)	(6,832,001)	(172,829,403)
Net transactions in fund shares		1,098,318	$25,611,244	(2,661,667)	($65,936,521)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		28,385,542	$745,705,293	31,047,209	$778,753,278
Total increase (decrease)	+	1,098,318	155,931,868	(2,661,667)	(33,047,985)
End of period		29,483,860	$901,637,161	28,385,542	$745,705,293
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Schwab International Core Equity Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$9.11	$10.04	$9.64	$11.27	$9.20
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.14	0.24	0.24	0.22
Net realized and unrealized gains (losses)	2.34	(0.71)	0.41	(1.58)	2.08
Total from investment operations	2.55	(0.57)	0.65	(1.34)	2.30
Less distributions:
Distributions from net investment income	(0.11)	(0.36)	(0.25)	(0.26)	(0.23)
Distributions from net realized gains	—	—	—	(0.03)	—
Total distributions	(0.11)	(0.36)	(0.25)	(0.29)	(0.23)
Net asset value at end of period	$11.55	$9.11	$10.04	$9.64	$11.27
Total return	28.12%	(6.01%)	7.08%	(12.18%)	25.58%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.86%	0.86%	0.86%	0.86%	0.86%
Gross operating expenses	0.86%	0.88%	0.87%	0.89%	0.90%
Net investment income (loss)	1.93%	1.51%	2.44%	2.22%	2.15%
Portfolio turnover rate	103%	97%	91%	98%	85%
Net assets, end of period (x 1,000,000)	$693	$664	$976	$1,166	$1,227

[1]	Calculated based on the average shares outstanding during the period.
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Schwab International Core Equity Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.1% OF NET ASSETS

Australia 6.1%
Australia & New Zealand Banking Group Ltd.	203,198	4,324,149
BHP Group Ltd.	144,043	3,956,426
Coles Group Ltd.	225,948	2,928,055
James Hardie Industries plc	177,361	6,967,840
National Australia Bank Ltd.	557,020	12,110,715
Rio Tinto Ltd.	95,755	6,560,437
Sonic Healthcare Ltd.	107,058	3,248,618
Suncorp Group Ltd.	256,744	2,271,887
		42,368,127

Austria 1.4%
Raiffeisen Bank International AG	180,255	5,267,037
Wienerberger AG	132,505	4,690,753
		9,957,790

Belgium 0.2%
Bekaert S.A.	37,603	1,647,076

Brazil 0.6%
JBS S.A.	550,600	3,809,655

Canada 2.0%
Artis Real Estate Investment Trust	187,100	1,771,826
CGI, Inc. *	38,509	3,440,171
Constellation Software, Inc.	2,287	4,019,233
Manulife Financial Corp.	93,629	1,824,010
Open Text Corp.	25,100	1,264,329
The Bank of Nova Scotia	21,450	1,406,313
		13,725,882

China 0.1%
Bank of Communications Co., Ltd., H Shares	1,499,000	891,729

Denmark 4.4%
AP Moller - Maersk A/S, Series B	847	2,454,562
Carlsberg A/S, Class B	32,830	5,420,751
Genmab A/S *	1,830	822,130
Novo Nordisk A/S, Class B	184,786	20,262,683
Royal Unibrew A/S	10,984	1,364,491
		30,324,617

SECURITY	NUMBER OF SHARES	VALUE ($)
Finland 1.7%
Fortum Oyj	175,012	5,204,868
Nordea Bank Abp	432,632	5,298,365
Uponor Oyj	51,493	1,257,786
		11,761,019

France 12.7%
Air Liquide S.A.	8,611	1,437,673
Capgemini SE	13,025	3,036,946
Carrefour S.A.	182,567	3,305,167
Cie de Saint-Gobain	179,300	12,373,947
Credit Agricole S.A.	654,826	9,879,334
Electricite de France S.A.	352,236	5,191,237
ICADE	17,199	1,348,778
Ipsen S.A.	22,009	2,277,796
La Francaise des Jeux SAEM	68,672	3,565,822
L'Oreal S.A.	35,488	16,234,153
LVMH Moet Hennessy Louis Vuitton SE	25,676	20,133,103
Pernod-Ricard S.A.	7,950	1,828,978
Schneider Electric SE	13,001	2,241,607
TotalEnergies SE	102,245	5,119,913
		87,974,454

Germany 9.9%
adidas AG	11,865	3,883,429
Bayerische Motoren Werke AG	51,767	5,230,331
Brenntag SE	61,524	5,853,286
Daimler AG	148,397	14,730,245
Deutsche Post AG	224,231	13,881,463
Deutsche Telekom AG	322,461	5,996,856
E.ON SE	54,923	696,413
Merck KGaA	49,283	11,646,792
ProSiebenSat.1 Media SE	281,594	4,716,907
Wacker Chemie AG	12,423	2,244,921
		68,880,643

Greece 0.3%
Hellenic Telecommunications Organization S.A.	123,128	2,185,991

Hong Kong 0.7%
China Construction Bank Corp., H Shares	3,039,000	2,068,285
CK Asset Holdings Ltd.	425,000	2,625,248
		4,693,533

Italy 1.2%
Assicurazioni Generali S.p.A.	79,869	1,739,163
CNH Industrial N.V.	118,799	2,046,379
Eni S.p.A.	333,454	4,779,210
		8,564,752

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Schwab International Core Equity Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Japan 21.0%
Astellas Pharma, Inc.	171,800	2,896,336
Bridgestone Corp.	55,000	2,433,161
Capcom Co., Ltd.	87,700	2,360,481
Credit Saison Co., Ltd.	220,000	2,697,138
CyberAgent, Inc.	138,700	2,323,994
Dai-ichi Life Holdings, Inc.	264,500	5,564,697
Fuji Corp.	239,700	5,591,256
Fujitsu Ltd.	37,000	6,394,697
Hitachi Ltd.	132,000	7,606,439
Hitachi Transport System Ltd.	53,900	2,123,454
Honda Motor Co., Ltd.	70,400	2,082,282
Hoya Corp.	87,103	12,822,299
Iida Group Holdings Co., Ltd.	257,800	6,355,929
Japan Tobacco, Inc.	341,782	6,709,581
KDDI Corp.	149,400	4,568,649
Kintetsu World Express, Inc.	47,500	1,140,790
Macnica Fuji Electronics Holdings, Inc.	54,800	1,288,329
Minebea Mitsumi, Inc.	137,500	3,481,091
Mitsubishi Electric Corp.	292,000	3,921,394
Nintendo Co., Ltd.	18,100	7,993,991
Nippon Building Fund, Inc.	200	1,299,389
Nippon Express Co., Ltd.	43,000	2,691,562
Nippon Gas Co., Ltd.	67,000	831,041
NIPPON REIT Investment Corp.	894	3,436,722
Oisix ra daichi, Inc. *	41,500	1,738,172
ORIX Corp.	562,200	11,174,450
Osaka Gas Co., Ltd.	163,000	2,627,230
Panasonic Corp.	271,000	3,351,192
Recruit Holdings Co., Ltd.	53,700	3,572,070
SCREEN Holdings Co., Ltd.	61,000	5,669,903
Senko Group Holdings Co., Ltd.	145,000	1,289,722
Seria Co., Ltd.	53,400	1,762,930
Sumitomo Mitsui Financial Group, Inc.	80,000	2,595,971
Tokyo Electron Ltd.	8,000	3,728,263
Tokyotokeiba Co., Ltd.	59,800	2,369,367
Yamaha Motor Co., Ltd.	38,300	1,067,567
ZOZO, Inc.	194,000	6,227,118
		145,788,657

Netherlands 5.7%
Adyen N.V. *	483	1,457,360
ASML Holding N.V.	17,338	14,094,053
Koninklijke Ahold Delhaize N.V.	382,969	12,458,921
NN Group N.V.	119,961	6,412,727
OCI N.V. *	61,686	1,748,706
Wolters Kluwer N.V.	32,044	3,355,597
		39,527,364

Norway 0.9%
Aker BP A.S.A.	43,375	1,664,382
DNO A.S.A. *	447,027	651,839
Equinor A.S.A.	151,027	3,826,772
		6,142,993

Republic of Korea 2.4%
Osstem Implant Co., Ltd.	22,868	2,424,039
Samsung Electro-Mechanics Co., Ltd.	27,238	3,709,455
Samsung Electronics Co., Ltd.	134,488	8,052,215
Samsung SDI Co., Ltd.	3,344	2,109,823
		16,295,532

SECURITY	NUMBER OF SHARES	VALUE ($)
Spain 1.2%
Banco Santander S.A.	1,341,029	5,086,634
Iberdrola S.A.	117,500	1,387,503
Telefonica S.A.	368,013	1,598,523
		8,072,660

Sweden 2.2%
Axfood AB	73,743	1,808,042
Getinge AB, B Shares	72,995	3,266,661
Intrum AB	44,977	1,276,649
Lundin Energy AB	119,000	4,699,716
Sandvik AB	152,704	3,872,376
		14,923,444

Switzerland 9.6%
Cie Financiere Richemont S.A.	13,763	1,703,176
Geberit AG	10,412	8,131,278
Nestle S.A.	18,331	2,417,991
Novartis AG	208,607	17,254,449
Roche Holding AG	53,607	20,767,028
UBS Group AG	893,500	16,264,093
		66,538,015

Taiwan 0.9%
MediaTek, Inc.	120,000	3,949,522
Realtek Semiconductor Corp.	128,000	2,302,417
		6,251,939

United Kingdom 13.9%
888 Holdings plc	270,369	1,416,412
Anglo American plc	82,605	3,142,544
Ashtead Group plc	57,677	4,833,917
AstraZeneca plc	29,030	3,631,691
Barclays plc	3,831,940	10,574,135
BHP Group plc	299,209	7,902,580
Coca-Cola HBC AG *	65,487	2,269,792
Entain plc *	287,435	8,054,255
Ferguson plc	44,404	6,681,178
Greggs plc	170,150	7,111,748
Howden Joinery Group plc	285,840	3,598,223
IG Group Holdings plc	431,421	4,684,995
Imperial Brands plc	233,022	4,917,037
Kainos Group plc	52,818	1,431,225
Man Group plc	698,448	2,224,290
Rio Tinto plc	38,742	2,415,620
Royal Dutch Shell plc, A Shares	504,768	11,563,667
Royal Mail plc	521,002	3,003,483
Safestore Holdings plc	296,661	4,880,067
WPP plc	144,835	2,093,557
		96,430,416
Total Common Stocks (Cost $565,005,929)		686,756,288

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Schwab International Core Equity Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.4% OF NET ASSETS

Money Market Funds 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (a)	2,602,275	2,602,274
Total Short-Term Investments (Cost $2,602,274)		2,602,274
Total Investments in Securities (Cost $567,608,203)		689,358,562

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$564,717,675	$—	$564,717,675
Brazil	3,809,655	—	—	3,809,655
Canada	13,725,882	—	—	13,725,882
Spain	1,387,503	6,685,157	—	8,072,660
United Kingdom	14,636,989	81,793,427	—	96,430,416
Short-Term Investments[1]	2,602,274	—	—	2,602,274
Total	$36,162,303	$653,196,259	$—	$689,358,562

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab International Core Equity Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $567,608,203)		$689,358,562
Foreign currency, at value (cost $2,686,167)		2,684,944
Deposit with broker for futures contracts		427,680
Receivables:
Foreign tax reclaims		1,359,415
Dividends		1,228,656
Fund shares sold		38,637
Prepaid expenses	+	12,722
Total assets		695,110,616
Liabilities
Payables:
Investments bought		1,589,962
Investment adviser and administrator fees		343,419
Fund shares redeemed		178,221
Shareholder service fees		135,617
Accrued expenses	+	244,279
Total liabilities		2,491,498
Net assets		$692,619,118
Net Assets by Source
Capital received from investors		$630,843,260
Total distributable earnings	+	61,775,858
Net assets		$692,619,118

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$692,619,118		59,946,240		$11.55

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Schwab International Core Equity Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $2,262,155)		$19,799,257
Securities on loan, net	+	153,807
Total investment income		19,953,064
Expenses
Investment adviser and administrator fees		4,140,272
Shareholder service fees		1,746,431
Portfolio accounting fees		109,850
Professional fees		58,111*
Custodian fees		31,010
Registration fees		29,806
Shareholder reports		28,623
Transfer agent fees		10,667
Independent trustees’ fees		9,335
Other expenses	+	22,781
Total expenses		6,186,886
Expense reduction by investment adviser and its affiliates	–	45,679*
Net expenses	–	6,141,207
Net investment income		13,811,857
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - unaffiliated		108,568,600
Net realized losses on futures contracts		(89,058)
Net realized gains on foreign currency transactions	+	114,071
Net realized gains		108,593,613
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		55,510,525
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(82,549)
Net change in unrealized appreciation (depreciation)	+	55,427,976
Net realized and unrealized gains		164,021,589
Increase in net assets resulting from operations		$177,833,446

*	Includes professional fees of $18,586 associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2(d) and 4 for additional information.
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See financial notes

Schwab International Core Equity Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$13,811,857	$11,945,149
Net realized gains (losses)		108,593,613	(49,478,718)
Net change in unrealized appreciation (depreciation)	+	55,427,976	(22,678,303)
Increase (decrease) in net assets from operations		$177,833,446	($60,211,872)
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($7,674,015)	($34,016,026)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,866,510	$53,723,390	10,774,447	$93,817,527
Shares reinvested		602,440	6,235,261	2,656,064	26,826,251
Shares redeemed	+	(18,494,429)	(201,985,524)	(37,617,681)	(337,440,372)
Net transactions in fund shares		(13,025,479)	($142,026,873)	(24,187,170)	($216,796,594)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		72,971,719	$664,486,560	97,158,889	$975,511,052
Total increase (decrease)	+	(13,025,479)	28,132,558	(24,187,170)	(311,024,492)
End of period		59,946,240	$692,619,118	72,971,719	$664,486,560
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See financial notes

Schwab Active Equity Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Core Equity Fund	Schwab Target 2045 Fund
Schwab Dividend Equity Fund	Schwab Target 2050 Fund
Schwab Large-Cap Growth Fund	Schwab Target 2055 Fund
Schwab Small-Cap Equity Fund	Schwab Target 2060 Fund
Schwab Health Care Fund	Schwab Target 2065 Fund
Schwab International Core Equity Fund	Schwab Fundamental US Large Company Index Fund
Schwab S&P 500 Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab Small-Cap Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental International Small Company Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2010 Index Fund
Schwab International Index Fund®	Schwab Target 2015 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2020 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2025 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2030 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2035 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2040 Index Fund
Schwab Balanced Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund - Maximum Payout
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain mutual funds and exchange-traded funds (ETFs), which are referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates fair value.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical securities— Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)— Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)— Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2021 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Passive Foreign Investment Companies: Certain funds may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a Passive Foreign Investment Company (PFIC). The funds may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked to-market gains (as well as any gains realized on sale).
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of October 31, 2021, Schwab Small-Cap Equity Fund had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of October 31, 2021, are disclosed in the fund’s Portfolio Holdings and Statement of Assets and Liabilities.
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Schwab International Core Equity Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds make distributions from net investment income, if any, once a year, with the exception of Schwab Dividend Equity Fund which typically pays quarterly distributions. The funds make distributions from net realized capital gains, if any, once a year.
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Schwab Active Equity Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes accrued as of October 31, 2021, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Management Risk. The funds’ investment adviser makes investment decisions for the funds using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by each fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, a fund may have a lower return than if it were managed using another process or strategy.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
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Schwab Active Equity Funds
Financial Notes (continued)

3. Risk Factors (continued):
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Dividend Paying Stock Risk. To the extent that a fund invests in dividend paying stocks, the fund’s performance will correlate with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by a fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
Derivatives Risk. The principal type of derivative used by a fund is a futures contract. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, market risk and management risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, counterparty risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Exchange-Traded Fund (ETF) Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
REITs Risk. A fund’s investments in real estate investment trusts (REITs) will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks; for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on a fund. In addition, REITs have their own expenses, and a fund will bear a proportionate share of those expenses.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in
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Schwab Active Equity Funds
Financial Notes (continued)

3. Risk Factors (continued):
emerging markets, may be more volatile. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Concentration Risk. The investments of certain funds are concentrated in issuers doing business in the same sector, and therefore, the companies in which a fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges. In addition, a fund is subject to the risks that stocks of these companies may underperform other segments of the equity market or stock market as a whole and are likely to have above-average volatility.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Portfolio Turnover Risk. The funds buy and sell portfolio securities actively. This may cause a fund’s portfolio turnover rate and transaction costs to rise, which may lower a fund’s performance and may increase the likelihood of capital gains distributions.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between the investment adviser and the trust.
For its advisory and administrative services to the funds, the investment adviser is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
% OF AVERAGE DAILY NET ASSETS	SCHWAB CORE EQUITY FUND	SCHWAB DIVIDEND EQUITY FUND	SCHWAB LARGE-CAP GROWTH FUND	SCHWAB SMALL-CAP EQUITY FUND	SCHWAB INTERNATIONAL CORE EQUITY FUND
Flat rate	0.47%	0.62%	0.72%	0.81%	0.58%

% OF AVERAGE DAILY NET ASSETS	SCHWAB HEALTH CARE FUND
First $500 million	0.54%
$500 million to $1 billion	0.515%
Over $1 billion	0.49%
For the period ended October 31, 2021, the aggregate advisory fee paid to the investment adviser by the Schwab Health Care Fund was 0.53%, as a percentage of the fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of the investment adviser (together, service providers), of certain shareholder services to the current shareholders of the funds.
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Schwab Active Equity Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds), and a fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, the investment adviser and its affiliates have made an additional agreement with the funds, for so long as the investment adviser serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is as follows:
SCHWAB CORE EQUITY FUND	SCHWAB DIVIDEND EQUITY FUND	SCHWAB LARGE-CAP GROWTH FUND	SCHWAB SMALL-CAP EQUITY FUND	SCHWAB HEALTH CARE FUND	SCHWAB INTERNATIONAL CORE EQUITY FUND
0.75%	0.89%	0.99%	1.12%	0.82%	0.86%
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2021, as applicable:
	UNDERLYING FUNDS
	SCHWAB CORE EQUITY FUND	SCHWAB DIVIDEND EQUITY FUND	SCHWAB SMALL-CAP EQUITY FUND	SCHWAB INTERNATIONAL CORE EQUITY FUND
Schwab Balanced Fund	15.1%	—%	12.0%	—%
Schwab Monthly Income Fund - Enhanced Payout	—%	3.0%	—%	—%
Schwab Monthly Income Fund - Maximum Payout	—%	1.9%	—%	—%
Schwab Monthly Income Fund - Moderate Payout	—%	2.3%	—%	—%
Schwab Target 2010 Fund	0.1%	—%	0.1%	0.3%
Schwab Target 2015 Fund	0.1%	—%	0.2%	0.3%
Schwab Target 2020 Fund	0.8%	—%	1.2%	2.6%
Schwab Target 2025 Fund	1.7%	—%	2.3%	4.5%
Schwab Target 2030 Fund	3.8%	—%	5.4%	10.5%
Schwab Target 2035 Fund	2.3%	—%	3.4%	6.0%
Schwab Target 2040 Fund	4.9%	—%	8.1%	13.7%
Schwab Target 2045 Fund	1.1%	—%	1.8%	3.3%
Schwab Target 2050 Fund	1.1%	—%	1.9%	3.3%
Schwab Target 2055 Fund	0.7%	—%	1.3%	2.1%
Schwab Target 2060 Fund	0.2%	—%	0.3%	0.6%
Schwab Target 2065 Fund	0.0%*	—%	0.0%*	0.1%

*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. The investment adviser agreed to pay these professional fees on behalf of the Schwab International Core Equity Fund, subject to reimbursement to the extent the fund is able to successfully recover taxes withheld in the future.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
During the year ended October 31, 2021, the professional fees incurred by the Schwab International Core Equity Fund were $18,586.
During the year ended October 31, 2021, the Schwab International Core Equity Fund recovered previously withheld foreign taxes from Finland. The payment received by the Schwab International Core Equity Fund amounted to $198,467 and is recorded in the fund’s Statement of Operations. The investment adviser had paid upfront professional fees associated with recovering these foreign taxes in the amount of $37,884. This amount has been reimbursed to the investment adviser by the Schwab International Core Equity Fund.
As of October 31, 2021, the balance of professional fees related to foreign withholding tax subject to future reimbursement by the Schwab International Core Equity Fund was $177.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The funds did not pay any of these interested persons for their services as trustees, but they did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 30, 2021. On September 30, 2021, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 30, 2021. On September 30, 2021, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2021, purchases and sales of securities (excluding short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab Core Equity Fund	$1,635,558,690	$2,335,032,980
Schwab Dividend Equity Fund	522,824,275	639,159,083
Schwab Large-Cap Growth Fund	103,965,771	113,311,215
Schwab Small-Cap Equity Fund	514,760,536	610,459,536
Schwab Health Care Fund	579,711,687	630,686,086
Schwab International Core Equity Fund	720,989,588	858,881,699

8. Derivatives:
The funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at October 31, 2021, if any, are presented in the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2021, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Schwab Core Equity Fund	$41,596,350*	215*
Schwab Dividend Equity Fund	219,475	1
Schwab Large-Cap Growth Fund	1,031,660	5
Schwab Small-Cap Equity Fund	2,750,479	25
Schwab Health Care Fund	906,631	5
Schwab International Core Equity Fund	889,723	8

*	During the period, the fund did not hold futures contracts at any month-end. The average value and number of contracts were calculated by aggregating the highest daily values held each month during the period.

9. Federal Income Taxes:
As of October 31, 2021, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab Core Equity Fund	$1,223,972,373	$663,175,195	($18,149,318)	$645,025,877
Schwab Dividend Equity Fund	547,980,245	131,074,731	(8,826,690)	122,248,041
Schwab Large-Cap Growth Fund	140,089,818	153,387,827	(992,231)	152,395,596
Schwab Small-Cap Equity Fund	538,802,415	155,040,993	(21,103,123)	133,937,870
Schwab Health Care Fund	566,612,039	338,123,822	(4,526,769)	333,597,053
Schwab International Core Equity Fund	569,177,386	131,472,535	(11,291,359)	120,181,176
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS	TOTAL
Schwab Core Equity Fund	$190,201,235	$244,994,301	$645,025,877	$—	$—	$1,080,221,413
Schwab Dividend Equity Fund	19,055,730	67,753,718	122,248,041	8,150	—	209,065,639
Schwab Large-Cap Growth Fund	5,704,425	16,458,697	152,395,596	—	—	174,558,718
Schwab Small-Cap Equity Fund	288,396	72,613,377	133,937,870	—	—	206,839,643
Schwab Health Care Fund	28,402,175	75,856,974	333,597,053	43,408	—	437,899,610
Schwab International Core Equity Fund	16,360,499	—	120,181,176	21,986	(74,787,803)	61,775,858
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts, the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2021, the funds had capital loss carryforwards available as follows:
NO EXPIRATION
Schwab Core Equity Fund	$—
Schwab Dividend Equity Fund	—
Schwab Large-Cap Growth Fund	—
Schwab Small-Cap Equity Fund	—
Schwab Health Care Fund	—
Schwab International Core Equity Fund	74,787,803
For the fiscal year ended October 31, 2021, the funds had capital loss carryforwards utilized as follows:
CAPITAL LOSS CARRYFORWARDS UTILIZED
Schwab Core Equity Fund	$—
Schwab Dividend Equity Fund	28,724,068
Schwab Large-Cap Growth Fund	—
Schwab Small-Cap Equity Fund	90,389,520
Schwab Health Care Fund	—
Schwab International Core Equity Fund	104,623,399
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab Core Equity Fund	$17,230,074	$80,768,682	$19,826,971	$44,092,670
Schwab Dividend Equity Fund	13,599,106	—	13,605,187	44,139,966
Schwab Large-Cap Growth Fund	—	2,530,978	244,834	9,460,933
Schwab Small-Cap Equity Fund	1,114,839	—	635,564	—
Schwab Health Care Fund	6,419,244	78,004,824	8,653,407	26,994,144
Schwab International Core Equity Fund	7,674,015	—	34,016,026	—
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Financial Notes (continued)

9. Federal Income Taxes (continued):
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2021, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Health Care Fund, and Schwab International Core Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Health Care Fund, and Schwab International Core Equity Fund (the “Funds”), six of the funds constituting Schwab Capital Trust, as of October 31, 2021, and the related statements of operations for the year then ended, the related statements of changes in net assets and the financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2021
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

Schwab International Core Equity Fund elects to pass through under section 853 of the Internal Revenue Code foreign tax credit of $1,497,184 to its shareholders for the fiscal year ended October 31, 2021. The respective foreign source income on the fund is $21,906,972.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2021, qualify for the corporate dividends received deduction:
PERCENTAGE
Schwab Core Equity Fund	85.58
Schwab Dividend Equity Fund	56.05
Schwab Large-Cap Growth Fund	—
Schwab Small-Cap Equity Fund	100.00
Schwab Health Care Fund	98.27
Schwab International Core Equity Fund	—
For the fiscal year ended October 31, 2021, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS Form 1099 of the amounts for use in preparing their 2021 income tax return.
Schwab Core Equity Fund	$14,767,607
Schwab Dividend Equity Fund	8,325,574
Schwab Large-Cap Growth Fund	—
Schwab Small-Cap Equity Fund	1,114,839
Schwab Health Care Fund	6,323,944
Schwab International Core Equity Fund	14,446,271
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2021:
Schwab Core Equity Fund	$80,768,682
Schwab Dividend Equity Fund	—
Schwab Large-Cap Growth Fund	2,530,978
Schwab Small-Cap Equity Fund	—
Schwab Health Care Fund	78,004,824
Schwab International Core Equity Fund	—
For the fiscal year ended October 31, 2021, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS form 1099 of the amounts for use in preparing their 2021 income tax return.
Schwab Core Equity Fund	$17,083
Schwab Dividend Equity Fund	357,973
Schwab Large-Cap Growth Fund	—
Schwab Small-Cap Equity Fund	—
Schwab Health Care Fund	—
Schwab International Core Equity Fund	—
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Liquidity Risk Management Program  (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Funds’ Board of Trustees (the “Board”) has designated the Funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Funds’ Board reviewed a report at its meeting held on September 20, 2021 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2020, through May 31, 2021, which included individual Fund liquidity risk metrics. No significant liquidity events impacting any of the Funds were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each Fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 12, 2021 and June 8, 2021, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 8, 2021 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including

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modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered the investment adviser’s effective implementation of its business continuity plan in response to the COVID-19 pandemic and government-mandated restrictions during the prior year. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, portfolio yield (if applicable) and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although Schwab Dividend Equity Fund, Schwab Health Care Fund and Schwab International Core Equity Fund each had performance that lagged that of a relevant peer group for certain periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to each Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by the investment adviser that were reasonable and consistent with each Fund’s investment objective and policies and that the investment adviser had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of the investment adviser’s and Schwab’s practice of waiving certain fees to prevent total annual operating expenses of the Funds from exceeding a specified cap. The Trustees also considered the investment adviser’s contractual commitment to keep each Fund’s expense cap for so long as the investment adviser serves as the adviser to such Fund. The Trustees also considered fees charged by the investment adviser to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the

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Schwab Active Equity Funds
investment adviser with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in the investment adviser’s infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by the investment adviser and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has shared any economies of scale with the Funds by investing in the investment adviser’s infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. The Trustees considered that the investment adviser and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 8, 2021 was held by means of videoconference in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.
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Schwab Active Equity Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 103 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	103	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	103	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	103	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	103	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	103	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	103	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	103	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	103	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director and Chief Executive Officer (Oct. 2008 – present) and President (Oct. 2008 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	103	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	103	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present) and Chief Operating Officer (Jan. 2020 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of Schwab.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dividend Equity Spliced Index  An internally calculated index, comprised of the S&P 500 Index from inception of the Schwab Dividend Equity Fund until the close of business on February 27, 2015, and the Russell 1000 Value Index thereafter.
Dow Jones Global Health Care Index  An index that measures the performance of healthcare providers, researchers, and supplies producers around the world. The index is quoted in U.S. dollars.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Notes

Schwab Active Equity Funds
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2021 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR26298-18
00266988

Annual Report  |  October 31, 2021
Schwab Balanced Fund

Schwab Balanced Fund
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Balanced Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2021
Schwab Balanced Fund (Ticker Symbol: SWOBX)	23.20%
Balanced Blended Index	24.82%
Fund Category: Morningstar Allocation—50% to 70% Equity[1]	25.43%
Performance Details	pages 7-9
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up the composite index may vary over time. For index definition, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
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Schwab Balanced Fund
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the fund
covered in this report.
Dear Shareholder,
During the 12-month reporting period ended October 31, 2021, U.S. equity markets generally gained ground as the economy began to recover from COVID-19 pandemic lockdowns and corporations generally posted stronger-than-expected profits. The S&P 500® Index, a bellwether for the overall U.S. stock market, rose 42.9%, reaching record territory as the period ended. A far more complex story lay beneath those broad gains. Skyrocketing oil and gas prices propelled the energy sector ahead of other sectors, while the financials sector sharply outperformed on strong earnings and rising interest rates. Other cyclically sensitive sectors, such as the information technology and real estate sectors, also outperformed, while more traditionally defensive sectors, such as the utilities and consumer staples sectors, trailed by comparison. U.S. fixed-income markets produced mixed results in the face of increasing inflationary pressures, with higher returns among lower-rated bonds compared to their investment-grade counterparts and corporates over government-issued securities.
While there are always winners and losers among various markets, sectors, and individual stocks, today’s top performers are rarely the same as yesterday’s or tomorrow’s. At Schwab Asset Management, we believe the best defense against a shifting investment landscape is a portfolio that’s diversified across a wide variety of asset classes and geographic regions. The Schwab Balanced Fund provides diversified exposure to actively managed U.S. equity funds, fixed-income funds, and cash and cash equivalents in a convenient portfolio solution. As such, it can serve as a core part of a diversified investment plan. The portfolio management team balances exposures between asset classes and the fund seeks to provide investors access to the growth opportunities of stock investing along with the income opportunities of bonds and other fixed-income securities.
Thank you for investing with Schwab Asset Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Balanced Fund, please continue reading this report. In addition, you can find further details about the fund by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ The Schwab Balanced Fund provides diversified exposure to actively managed U.S. equity funds, fixed-income funds, and cash and cash equivalents in a convenient portfolio solution.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds, Laudus Funds, and Schwab ETFs.
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Schwab Balanced Fund
The Investment Environment

For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 42.91% with cyclically sensitive sectors, such as the energy, financials, information technology, and real estate sectors, outperforming traditionally defensive sectors, such as the utilities and consumer staples sectors. U.S. small-cap stocks outperformed U.S. large-cap stocks, with the Russell 2000® Index and the Russell 1000® Index returning 50.80% and 43.51%, respectively. Among U.S. large-caps, value stocks slightly outperformed growth stocks, with the Russell 1000® Value Index and Russell 1000® Growth Index returning 43.76% and 43.21%, respectively. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. Among international markets, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 34.18% and the MSCI Emerging Markets Index (Net)* returned 16.96%. The Bloomberg US Aggregate Bond Index returned -0.48% and the FTSE non-US Dollar World Government Bond Index returned -4.32%.
Bolstered by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Congress and U.S. Federal Reserve (Fed) beginning in March 2020, the U.S. economy began to recover from the dramatic impact of the COVID-19 pandemic beginning in the third quarter of 2020. U.S. gross domestic product (GDP) rose at an annualized rate of 4.3% for the fourth quarter of 2020, 6.4% for the first quarter of 2021, and 6.7% for the second quarter of 2021 before falling back to 2.0% for the third quarter of 2021 amid fading government stimuli, persistent inflation, and a new surge in COVID-19 cases. Unemployment, which skyrocketed in April 2020, fell over the reporting period. Inflation, which had remained well below the Fed’s traditional 2% target until it jumped in March 2021, continued to rise through June 2021 and remained elevated through October 2021, largely due to imbalances in the labor market, supply chain bottlenecks, increased consumer demand, particularly for travel-related services early in the reporting period, and higher energy costs.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2021

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Balanced Fund
The Investment Environment (continued)

Outside the United States, global economies also displayed resilience but were somewhat more constrained amid continuing struggles against COVID-19 and the emergence and spread of the Delta variant. Oil prices rose through most of the reporting period, except for a dip in July and August, on growing demand and reduced production. In the eurozone, GDP growth jumped in the third quarter of 2020, regaining much of its losses from the second quarter, but turned slightly negative for both the fourth quarter of 2020 and the first quarter of 2021. GDP growth turned positive for the second and third quarters of 2021. The United Kingdom, which was particularly hard-hit by the COVID-19 pandemic, suffered its biggest slump in more than three centuries over the course of 2020, effectively wiping out its growth over the past seven years, but posted a small positive gain in GDP for the first quarter of 2021. The United Kingdom removed many of the country’s stringent restrictions during the summer and posted a strong gain in GDP growth for the second quarter of 2021. Japan’s economy, after rebounding sharply in the third quarter of 2020, posted a positive, albeit smaller, gain in the fourth quarter of 2020. Japan’s economy subsequently contracted in the first quarter of 2021 on a resurgence of COVID-19 cases and slow COVID-19 vaccine rollouts but posted a small gain for the second quarter of 2021. China, the only major economy to avoid contraction in the face of COVID-19 pandemic-related shocks, maintained positive GDP growth in the fourth quarter of 2020. China’s GDP growth accelerated sharply for the first quarter of 2021 before easing for the subsequent two quarters in part because of the political landscape and an emphasis on domestic consumption over globalization. India, after plunging into one of the worst recessions of any major economy, saw its first positive gain in GDP in the fourth quarter of 2020 and posted a sharp jump in GDP growth for the second quarter of 2021.
For the most part, central banks around the world, including the Fed, maintained the low—and for some international central banks, negative—interest rates instituted prior to, and in response to, the COVID-19 pandemic. In the United States, despite improving economic data, the Fed reiterated several times during the reporting period its intention to continue its support of the economy for as long as needed to achieve a full recovery. The Fed maintained the federal funds rate in a range of 0.00% to 0.25% throughout the reporting period. However, as inflation continued to rise for most of 2021, the Fed tightened its stance, signaling that—due to significant progress made on its twin goals of maximum employment and price stability—it could start to reduce its bond-buying program as soon as late 2021 and could begin to raise interest rates in the next 18 months. In developed international markets, most central banks were similarly accommodative while acknowledging that conditions were changing. The European Central Bank held interest rates at 0.00%, unchanged since March 2016, but reduced the pace of its asset purchase program instituted to help counter the economic impacts of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and—despite citing moderately improving conditions—vowed to continue to maintain stability in its financial markets through its ongoing programs. The Bank of England maintained its key official bank rate at 0.1% and continued to support its bond-buying program. Emerging markets were mixed. Central banks in China, India, and Indonesia maintained their low rates to help counter the ongoing effects of the COVID-19 pandemic. Mexico, Brazil, Russia, and Pakistan raised their rates, citing a stronger-than-expected recovery or to counteract the impacts of inflation.
U.S. bond prices drifted lower early in the reporting period, driving yields higher, in anticipation of a new fiscal aid package and hope for economic improvement in 2021. (Bond yields and bond prices typically move in opposite directions.) After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns. The yield on the 10-year U.S. Treasury, which began the reporting period at 0.88%, ended the period at 1.55%. Short-term rates, which have also remained historically low, fell further over the reporting period, with three-month U.S. Treasury yields beginning the period at 0.09% and ending it at 0.05%.
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Schwab Balanced Fund
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the co-management of the fund. Prior to joining Schwab in 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors (now known as BlackRock).

Patrick Kwok, CFA, Portfolio Manager, is responsible for the co-management of the fund. Previously, Mr. Kwok served as an associate portfolio manager from 2012 to 2016. Prior to that, he worked as a fund administration manager, where he was responsible for oversight of sub-advisers, trading, cash management, and fund administration supporting the Charles Schwab Trust Bank Collective Investment Trusts and multi-asset Schwab Funds. Prior to joining Schwab Asset Management in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also worked for one year at State Street Bank & Trust as a portfolio accountant and pricing specialist.
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Schwab Balanced Fund

The Schwab Balanced Fund (the fund) seeks capital growth and income. To pursue its goal, the fund generally invests in a diversified group of other affiliated Schwab and/or Laudus Funds, in accordance with its target portfolio allocation. Normally, the fund invests 55% to 65% of its assets in equity securities (including stocks and equity funds) and 35% to 45% in fixed-income securities (including bonds and fixed-income funds), and cash and cash equivalents (including money market funds). This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed-income securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the 12-month reporting period ended October 31, 2021, the fund returned 23.20%. The fund’s internally calculated comparative index, the Balanced Blended Index (the index), returned 24.82%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the index.
The fund’s U.S. large-cap equity allocations contributed to the total return of the fund. The Schwab Core Equity Fund was the largest contributor to the total return of the fund, returning approximately 38% for the reporting period. The Laudus U.S. Large Cap Growth Fund also contributed to the total return of the fund, returning approximately 37% for the reporting period. Both U.S. large-cap equity funds dragged on relative performance, with the comparative index, the S&P 500® Index, returning approximately 43% for the reporting period.
The U.S. small-cap equity allocation also contributed to the total return of the fund. The Schwab Small-Cap Equity Fund returned approximately 59% for the reporting period, outperforming its comparative index, the Russell 2000® Index, which returned approximately 51% for the reporting period.
The fund’s fixed-income allocation detracted from the total return of the fund. The Schwab U.S. Aggregate Bond Index Fund returned approximately -1% for the reporting period and generally tracked its comparative benchmark, the Bloomberg US Aggregate Bond Index.

Management views and portfolio holdings may have changed since the report date.
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Schwab Balanced Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Balanced Fund (11/18/96)	23.20%	11.93%	10.02%
S&P 500® Index	42.91%	18.93%	16.21%
Bloomberg US Aggregate Bond Index	-0.48%	3.10%	3.00%
Balanced Blended Index	24.82%	12.36%	10.64%
Fund Category: Morningstar Allocation—50% to 70% Equity[2]	25.43%	10.66%	9.15%
Fund Expense Ratios[3]: Net 0.50%; Gross 0.53%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.50% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Balanced Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	6
Portfolio Turnover Rate	6%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab Balanced Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including transfer agent fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2021 and held through October 31, 2021.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED)[1,2]	EFFECTIVE EXPENSE RATIO (ANNUALIZED)[3,4]	BEGINNING ACCOUNT VALUE AT 5/1/21	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/21	EXPENSES PAID DURING PERIOD 5/1/21-10/31/21[2,5]	EFFECTIVE EXPENSES PAID DURING PERIOD 5/1/21-10/31/21[4,5]
Schwab Balanced Fund
Actual Return	0.00%	0.49%	$1,000.00	$1,058.40	$0.00	$2.54
Hypothetical 5% Return	0.00%	0.49%	$1,000.00	$1,025.21	$0.00	$2.50

[1]	Based on the most recent six-month expense ratio.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expenses and the expense ratio; may differ from the acquired fund fees and expenses and the expense ratio in the prospectus.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Balanced Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$16.50	$15.99	$15.41	$15.60	$14.51
Income (loss) from investment operations:
Net investment income (loss)[1]	0.19	0.20	0.24	0.23	0.21
Net realized and unrealized gains (losses)	3.58	1.13	1.32	0.08 [2]	1.96
Total from investment operations	3.77	1.33	1.56	0.31	2.17
Less distributions:
Distributions from net investment income	(0.19)	(0.22)	(0.37)	(0.48)	(0.22)
Distributions from net realized gains	(0.34)	(0.60)	(0.61)	(0.02)	(0.86)
Total distributions	(0.53)	(0.82)	(0.98)	(0.50)	(1.08)
Net asset value at end of period	$19.74	$16.50	$15.99	$15.41	$15.60
Total return	23.20%	8.58%	11.19%	1.94%	15.90%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[3]	0.00%	0.00%	0.00%	0.00%	0.00%
Gross operating expenses[3]	0.02%	0.03%	0.04%	0.04%	0.06%
Net investment income (loss)	1.01%	1.26%	1.55%	1.44%	1.39%
Portfolio turnover rate	6%	18%	32%	6%	28% [4]
Net assets, end of period (x 1,000,000)	$804	$577	$526	$447	$386

[1]	Calculated based on the average shares outstanding during the period.
[2]	The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
[3]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[4]	The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 7% without including these transactions. There were no transaction costs associated with these transactions.
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See financial notes

Schwab Balanced Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 98.7% OF NET ASSETS

U.S. Stocks 60.8%
Large-Cap 50.8%
Laudus U.S. Large Cap Growth Fund *	3,604,815	127,249,981
Schwab Core Equity Fund	9,622,902	281,181,209
		408,431,190
Small-Cap 10.0%
Schwab Small-Cap Equity Fund	3,374,920	80,221,848
		488,653,038

Fixed Income 36.2%
Intermediate-Term Bond 36.2%
Schwab U.S. Aggregate Bond Index Fund	27,865,289	290,913,616

Money Market Funds 1.7%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	13,715,408	13,719,523
Total Affiliated Underlying Funds (Cost $606,354,894)		793,286,177
SECURITY	NUMBER OF SHARES	VALUE ($)
UNAFFILIATED UNDERLYING FUNDS 1.3% OF NET ASSETS

Money Market Funds 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (a)	10,525,408	10,525,408
Total Unaffiliated Underlying Funds (Cost $10,525,408)		10,525,408
Total Investments in Securities (Cost $616,880,302)		803,811,585

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.

Below is a summary of the fund transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 98.7% OF NET ASSETS

U.S. Stocks 60.8%
Large-Cap 50.8%
Laudus U.S. Large Cap Growth Fund	$89,442,175	$21,319,223	($12,543,877)	$309,753	$28,722,707	$127,249,981	3,604,815	$4,989,675
Schwab Core Equity Fund	196,093,026	32,787,454	(13,395,793)	427,728	65,268,794	281,181,209	9,622,902	10,120,075
						408,431,190
Small-Cap 10.0%
Schwab Small-Cap Equity Fund	59,916,522	3,848,454	(15,827,861)	2,067,122	30,217,611	80,221,848	3,374,920	133,454
						488,653,038

Fixed Income 36.2%
Intermediate-Term Bond 36.2%
Schwab U.S. Aggregate Bond Index Fund	214,337,213	83,701,449	—	—	(7,125,046)	290,913,616	27,865,289	5,557,383

Money Market Funds 1.7%
Schwab Variable Share Price Money Fund, Ultra Shares	10,216,799	3,503,895	—	—	(1,171)	13,719,523	13,715,408	3,933
Total Affiliated Underlying Funds	$570,005,735	$145,160,475	($41,767,531)	$2,804,603	$117,082,895	$793,286,177		$20,804,520

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
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See financial notes

Schwab Balanced Fund
Portfolio Holdings  as of October 31, 2021 (continued)

At October 31, 2021, all of the fund’s investment securities were classified as Level 1. Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3. (See financial note 2(a) for additional information).
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See financial notes

Schwab Balanced Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $606,354,894)		$793,286,177
Investments in securities, at value - unaffiliated (cost $10,525,408)		10,525,408
Receivables:
Investments sold		2,317,531
Fund shares sold		727,419
Dividends		485,323
Due from investment adviser		8,494
Prepaid expenses	+	21,883
Total assets		807,372,235
Liabilities
Payables:
Investments bought		3,025,094
Fund shares redeemed		469,078
Accrued expenses	+	66,523
Total liabilities		3,560,695
Net assets		$803,811,540
Net Assets by Source
Capital received from investors		$605,608,905
Total distributable earnings	+	198,202,635
Net assets		$803,811,540

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$803,811,540		40,714,102		$19.74

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See financial notes

Schwab Balanced Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$7,226,344
Dividends received from securities - unaffiliated	+	4,473
Total investment income		7,230,817
Expenses
Registration fees		55,726
Shareholder reports		26,949
Portfolio accounting fees		26,787
Professional fees		23,325
Independent trustees’ fees		9,265
Transfer agent fees		7,991
Custodian fees		1,307
Other expenses	+	8,851
Total expenses		160,201
Expense reduction by investment adviser	–	160,201
Net expenses	–	—
Net investment income		7,230,817
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		13,578,176
Net realized gains on sales of securities - affiliated	+	2,804,603
Net realized gains		16,382,779
Net change in unrealized appreciation (depreciation) on securities - affiliated	+	117,082,895
Net realized and unrealized gains		133,465,674
Increase in net assets resulting from operations		$140,696,491
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See financial notes

Schwab Balanced Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$7,230,817	$6,859,312
Net realized gains		16,382,779	8,022,226
Net change in unrealized appreciation (depreciation)	+	117,082,895	22,746,515
Increase in net assets from operations		$140,696,491	$37,628,053
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($18,699,512)	($27,287,501)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		10,659,191	$196,407,644	11,812,461	$187,887,955
Shares reinvested		946,955	16,600,121	1,536,645	24,202,165
Shares redeemed	+	(5,882,203)	(108,620,302)	(11,266,936)	(171,177,405)
Net transactions in fund shares		5,723,943	$104,387,463	2,082,170	$40,912,715
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		34,990,159	$577,427,098	32,907,989	$526,173,831
Total increase	+	5,723,943	226,384,442	2,082,170	51,253,267
End of period		40,714,102	$803,811,540	34,990,159	$577,427,098
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See financial notes

Schwab Balanced Fund
Financial Notes

1. Business Structure of the Fund:
Schwab Balanced Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Balanced Fund	Schwab Target 2045 Fund
Schwab S&P 500 Index Fund	Schwab Target 2050 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2055 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2065 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Index Fund®	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2010 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Health Care Fund	Schwab Target 2040 Index Fund
Schwab International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund – Moderate Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund – Enhanced Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund – Maximum Payout
The Schwab Balanced Fund is a single class "fund of funds" which seeks to achieve its investment objective by investing in a diversified group of other affiliated Schwab and/or Laudus Funds (the underlying funds), but also may invest in other unaffiliated, third party mutual funds, including exchange-traded funds (ETFs). In addition, the fund may invest a portion of its assets directly in equity and fixed-income securities to maintain its allocations.
The fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
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Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
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Schwab Balanced Fund
Financial Notes (continued)

2. Significant Accounting Policies (continued):
As disclosed in the Portfolio Holdings, as of October 31, 2021, all of the fund’s investments were classified as Level 1.
(b) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(c) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date). Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(d) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets. The fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(e) Distributions to Shareholders:
The fund makes distributions from net investment income and net realized capital gains, if any, once a year.
(f) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(g) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(h) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as described in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The fund is subject to the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to
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Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of the fund. However, the investment adviser is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. The fund may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain its allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest, which include any combination of the risks described below.
•   Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will select or allocate assets that could cause the fund to underperform or otherwise not meet its objective. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Growth Investing Risk. An underlying fund’s investments in growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
•   Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
•   Money Market Fund Risk. The fund may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when the fund sells the shares it owns they may be worth more or less
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Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, liquidity risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the underlying fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
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Schwab Balanced Fund
Financial Notes (continued)

3. Risk Factors (continued):
•   Mortgage-Backed and Mortgage Pass-Through Securities Risk. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar or greater risk of decline in market value during periods of rising interest rates. Certain of the mortgage-backed securities in which an underlying fund may invest are issued or guaranteed by agencies or instrumentalities of the U.S. government but are not backed by the full faith and credit of the U.S. government. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so which can cause an underlying fund to lose money or underperform. The risks of investing in mortgage-backed securities include, among others, interest rate risk, credit risk, prepayment risk and extension risk. Transactions in mortgage pass-through securities often occur through to-be-announced (TBA) transactions. An underlying fund could lose money or underperform if a TBA counterparty defaults or goes bankrupt.
•   Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between the investment adviser and the trust. The investment adviser does not receive a fee for the services it performs for the fund. However, the investment adviser is entitled to receive an annual management fee from each of the affiliated Schwab Funds and/or Laudus Funds that serve as underlying funds.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc., a broker-dealer affiliate of the investment adviser (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The fund is not subject to any fee under the Plan.
Expense Limitation
The investment adviser and its affiliates have agreed with the fund, for so long as the investment adviser serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses, to 0.00%.
The agreement to limit the fund’s total expenses charged is limited to the fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in the underlying funds.
Investments in Affiliates
The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of October 31, 2021, the fund’s ownership percentages of other related funds’ shares are:
Laudus U.S. Large Cap Growth Fund	3.6%
Schwab Core Equity Fund	15.1%
Schwab Small-Cap Equity Fund	12.0%
Schwab U.S. Aggregate Bond Index Fund	5.4%
Schwab Variable Share Price Money Fund, Ultra Shares	0.5%
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Schwab Balanced Fund
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The fund did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 30, 2021. On September 30, 2021, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 30, 2021. On September 30, 2021, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2021, purchases and sales of securities (excluding short-term obligations) were as follows:
PURCHASES OF SECURITIES	SALES OF SECURITIES
$145,160,475	$41,767,531

8. Federal Income Taxes:
As of October 31, 2021, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
$626,582,198	$186,932,073	($9,702,686)	$177,229,387
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Schwab Balanced Fund
Financial Notes (continued)

8. Federal Income Taxes (continued):
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	TOTAL
$5,263,771	$15,709,477	$177,229,387	$198,202,635
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the fund’s investments, disclosed above, has been adjusted from the book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2021, the fund had no capital loss carryforwards.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
$7,375,819	$11,323,693	$7,431,786	$19,855,715
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2021, the fund did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Schwab Balanced Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Balanced Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio holdings, of Schwab Balanced Fund (the “Fund”), one of the funds constituting Schwab Capital Trust, as of October 31, 2021, and the related statement of operations for the year then ended, the related statement of changes in net assets and the financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2021
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

For corporate shareholders, 24.02% of the fund’s dividend distributions paid during the fiscal year ended October 31, 2021, qualify for the corporate dividends received deduction.
For the fiscal year ended October 31, 2021, the fund designates $1,771,832 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS Form 1099 of the amounts for use in preparing their 2021 income tax return.
Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates $11,323,693 as long-term capital gain dividends for the fiscal year ended October 31, 2021.
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Liquidity Risk Management Program  (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Fund’s Board of Trustees (the “Board”) has designated the Fund’s investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Fund’s Board reviewed a report at its meeting held on September 20, 2021 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2020, through May 31, 2021, which included individual Fund liquidity metrics. No significant liquidity events impacting the Fund were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing the Fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab Balanced Fund (the Fund), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Fund at meetings held on May 12, 2021 and June 8, 2021, and approved the renewal of the Agreement with respect to the Fund for an additional one-year term at the meeting on June 8, 2021 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	the Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Fund and the resources of the investment adviser and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business

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continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees considered the investment adviser’s effective implementation of its business continuity plan in response to the COVID-19 pandemic and government-mandated restrictions during the prior year. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Fund and the resources of the investment adviser and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, portfolio yield (if applicable) and market trends, as well as in consideration of the Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and the Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Fund and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of the investment adviser’s and Schwab’s practice of waiving certain fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered the investment adviser’s contractual commitment to keep the Fund’s expense cap for so long as the investment adviser serves as the adviser to the Fund. The Trustees also considered fees charged by the investment adviser to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Fund indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Fund and other funds in the complex. The Trustees considered that the investment adviser is not charging any management fees at the Fund level; it being understood that there is a management fee at the underlying fund level. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Fund, such as whether, by virtue of its management of the Fund, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because the Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered whether the investment adviser indirectly benefits from the Fund’s investments in other underlying funds managed by the investment adviser. The Trustees considered whether the compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to the Fund’s shareholders through (i) the enhancement of services provided

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to the Fund in return for fees paid, including through investments by the investment adviser in the investment adviser’s infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by the investment adviser and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that, the investment adviser has shared any economies of scale with the Fund by investing in the investment adviser’s infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Fund continue to increase as a result of regulatory or other developments. The Trustees considered that the investment adviser and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 8, 2021 was held by means of videoconference in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 103 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	103	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	103	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	103	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	103	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	103	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	103	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	103	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	103	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director and Chief Executive Officer (Oct. 2008 – present) and President (Oct. 2008 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	103	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	103	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present) and Chief Operating Officer (Jan. 2020 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of Schwab.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Blended Index  A custom blended index developed by Schwab Asset Management that, effective January 29, 2019, is composed of 50% S&P 500 Index, 10% Russell 2000 Index, 37% Bloomberg US Aggregate Bond Index, and 3% Bloomberg US Treasury Bills 1-3 Month Index. From August 1, 2013 through January 28, 2019, the composite was composed of 50% S&P 500 Index, 10% Russell 2000 Index, 25% Bloomberg US Aggregate Bond Index, 12% Bloomberg US Intermediate Aggregate Bond Index and 3% Bloomberg US Treasury Bills 1-3 Month Index. Prior to August 1, 2013 the Balanced Blended Index was composed of 60% S&P 500 Index and 40% Bloomberg US Aggregate Bond Index. Percentages listed may not total to 100% due to rounding.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Intermediate Aggregate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE non-US Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

35
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

36
Schwab Balanced Fund  |  Annual Report

Schwab Balanced Fund
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2021 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR36112-15
00266989

Annual Report  |  October 31, 2021
Schwab Equity Index Funds®

Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth
Index Fund
Schwab U.S. Large-Cap Value
Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®

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Eight cost-efficient ways to tap into the power of the stock market for long-term growth potential.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2021
Schwab S&P 500 Index Fund (Ticker Symbol: SWPPX)	42.89%
S&P 500® Index	42.91%
Fund Category: Morningstar Large Blend[1]	41.27%
Performance Details	pages 7-9

Schwab 1000 Index Fund (Ticker Symbol: SNXFX)	43.16%
Schwab 1000 Index®	43.23%
Russell 1000® Index	43.51%
Fund Category: Morningstar Large Blend[1]	41.27%
Performance Details	pages 10-12

Schwab Small-Cap Index Fund (Ticker Symbol: SWSSX)	50.82%
Russell 2000® Index	50.80%
Fund Category: Morningstar Small Blend[1]	54.25%
Performance Details	pages 13-15

Schwab Total Stock Market Index Fund (Ticker Symbol: SWTSX)	44.01%
Dow Jones U.S. Total Stock Market IndexSM	44.07%
Fund Category: Morningstar Large Blend[1]	41.27%
Performance Details	pages 16-18
Total Return for the 12 Months Ended October 31, 2021
Schwab U.S. Large-Cap Growth Index Fund (Ticker Symbol: SWLGX)	43.14%
Russell 1000® Growth Index	43.21%
Fund Category: Morningstar Large Growth[1]	39.55%
Performance Details	pages 19-21

Schwab U.S. Large-Cap Value Index Fund (Ticker Symbol: SWLVX)	43.70%
Russell 1000® Value Index	43.76%
Fund Category: Morningstar Large Value[1]	43.70%
Performance Details	pages 22-24

Schwab U.S. Mid-Cap Index Fund (Ticker Symbol: SWMCX)	45.35%
Russell Midcap® Index	45.40%
Fund Category: Morningstar Mid-Cap Blend[1]	44.79%
Performance Details	pages 25-27

Schwab International Index Fund[2] (Ticker Symbol: SWISX)	34.24%
MSCI EAFE® Index (Net)[3]	34.18%
Fund Category: Morningstar Foreign Large Blend[1]	31.56%
Performance Details	pages 28-30

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the funds
covered in this report.
Dear Shareholder,
During the 12-month reporting period ended October 31, 2021, global equity markets generally gained ground as economies began to recover from COVID-19 pandemic lockdowns and corporations generally posted stronger-than-expected profits. Small-cap stocks tended to outpace large-cap stocks. The S&P 500® Index, a bellwether for the overall U.S. stock market, rose 42.9%, reaching record territory as the period ended, while the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 34.2%. A far more complex story lay beneath those broad gains. Skyrocketing oil and gas prices propelled the energy sector ahead of the pack, while the financials sector sharply outperformed on strong earnings and rising interest rates. Other cyclically sensitive sectors, such as the information technology and real estate sectors, also outperformed, while more traditionally defensive sectors, such as the utilities and consumer staples sectors, trailed by comparison.
While there are always winners and losers among various markets, sectors, and individual stocks, today’s top performers are rarely the same as yesterday’s or tomorrow’s. At Schwab Asset Management, we believe the best defense against a shifting investment landscape is a portfolio that’s diversified across a wide variety of asset classes and geographic regions. We’re committed to providing a range of foundational products that are designed to suit a variety of risk appetites to help you reach your long-term financial goals. The Schwab Equity Index Funds provide access to broad segments of the equities markets with different risk and return profiles, including small-cap, mid-cap, and large-cap stocks, those oriented toward value or growth, and equities from both U.S. and international markets. In addition, the Schwab Equity Index Funds can help investors achieve their financial goals by keeping investing costs down. The funds have among the lowest expenses in the industry, along with no investment minimums.
Thank you for investing with Schwab Asset Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Equity Index Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ The Schwab Equity Index Funds provide access to broad segments of the equities markets with different risk and return profiles, including small-cap, mid-cap, and large-cap stocks, those oriented toward value or growth, and equities from both U.S. and international markets.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds, Laudus Funds, and Schwab ETFs.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 42.91% with cyclically sensitive sectors, such as the energy, financials, information technology, and real estate sectors, outperforming traditionally defensive sectors, such as the utilities and consumer staples sectors. U.S. small-cap stocks outperformed U.S. large-cap stocks, with the Russell 2000® Index and the Russell 1000® Index returning 50.80% and 43.51%, respectively. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. Among international markets, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 34.18% for the reporting period.
Bolstered by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Congress and U.S. Federal Reserve (Fed) beginning in March 2020, the U.S. economy began to recover from the dramatic impact of the COVID-19 pandemic beginning in the third quarter of 2020. U.S. gross domestic product (GDP) rose at an annualized rate of 4.3% for the fourth quarter of 2020, 6.4% for the first quarter of 2021, and 6.7% for the second quarter of 2021 before falling back to 2.0% for the third quarter of 2021 amid fading government stimuli, persistent inflation, and a new surge in COVID-19 cases. Unemployment, which skyrocketed in April 2020, fell over the reporting period. Inflation, which had remained well below the Fed’s traditional 2% target until it jumped in March 2021, continued to rise through June 2021 and remained elevated through October 2021, largely due to imbalances in the labor market, supply chain bottlenecks, increased consumer demand, particularly for travel-related services early in the reporting period, and higher energy costs.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2021

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
The Investment Environment (continued)

Outside the United States, global economies also displayed resilience but were somewhat more constrained amid continuing struggles against COVID-19 and the emergence and spread of the Delta variant. Oil prices rose through most of the reporting period, except for a dip in July and August, on growing demand and reduced production. In the eurozone, GDP growth jumped in the third quarter of 2020, regaining much of its losses from the second quarter, but turned slightly negative for both the fourth quarter of 2020 and the first quarter of 2021. GDP growth turned positive for the second and third quarters of 2021. The United Kingdom, which was particularly hard-hit by the COVID-19 pandemic, suffered its biggest slump in more than three centuries over the course of 2020, effectively wiping out its growth over the past seven years, but posted a small positive gain in GDP for the first quarter of 2021. The United Kingdom removed many of the country’s stringent restrictions during the summer and posted a strong gain in GDP growth for the second quarter of 2021. Japan’s economy, after rebounding sharply in the third quarter of 2020, posted a positive, albeit smaller, gain in the fourth quarter of 2020. Japan’s economy subsequently contracted in the first quarter of 2021 on a resurgence of COVID-19 cases and slow COVID-19 vaccine rollouts but posted a small gain for the second quarter of 2021. China, the only major economy to avoid contraction in the face of COVID-19 pandemic-related shocks, maintained positive GDP growth in the fourth quarter of 2020. China’s GDP growth accelerated sharply for the first quarter of 2021 before easing for the subsequent two quarters in part because of the political landscape and an emphasis on domestic consumption over globalization. India, after plunging into one of the worst recessions of any major economy, saw its first positive gain in GDP in the fourth quarter of 2020 and posted a sharp jump in GDP growth for the second quarter of 2021.
For the most part, central banks around the world, including the Fed, maintained the low—and for some international central banks, negative—interest rates instituted prior to, and in response to, the COVID-19 pandemic. In the United States, despite improving economic data, the Fed reiterated several times during the reporting period its intention to continue its support of the economy for as long as needed to achieve a full recovery. The Fed maintained the federal funds rate in a range of 0.00% to 0.25% throughout the reporting period. However, as inflation continued to rise for most of 2021, the Fed tightened its stance, signaling that—due to significant progress made on its twin goals of maximum employment and price stability—it could start to reduce its bond-buying program as soon as late 2021 and could begin to raise interest rates in the next 18 months. In developed international markets, most central banks were similarly accommodative while acknowledging that conditions were changing. The European Central Bank held interest rates at 0.00%, unchanged since March 2016, but reduced the pace of its asset purchase program instituted to help counter the economic impacts of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and—despite citing moderately improving conditions—vowed to continue to maintain stability in its financial markets through its ongoing programs. The Bank of England maintained its key official bank rate at 0.1% and continued to support its bond-buying program.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Fund Management

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies for Schwab Asset Management, leads the portfolio management team for passive equity Schwab Funds and Schwab ETFs. He also has overall responsibility for all aspects of the management of the funds. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, Portfolio Manager, is responsible for the day-to-day co-management of the the funds, except for the Schwab International Index Fund. Prior to joining Schwab in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading, and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to joining Schwab in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the the funds, except for the Schwab International Index Fund. Prior to joining Schwab in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to joining Schwab in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in the risk management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab International Index Fund. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the the funds, except for the Schwab International Index Fund. Prior to joining Schwab in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years. Mr. Sinha also spent time as a software consultant at DPM Mellon, LLC and an equity trader at Jane Street Capital.

Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund as of October 31, 2021

The Schwab S&P 500 Index Fund’s (the fund) goal is to track the total return of the S&P 500® Index (the index). The index includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. To pursue its goal, the fund seeks to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. Within the index, the energy and financials sectors were the top performers, while the utilities and consumer staples sectors underperformed by comparison, although both still returned double digits.
Performance. The fund generally tracked the index for the reporting period. The fund returned 42.89% for the 12-month reporting period ended October 31, 2021, compared with the index, which returned 42.91%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no sectors detracted from the returns of the index or the fund. However, the utilities sector was the smallest contributor to the total return of the fund. Stocks in the utilities sector represented an average weight of approximately 3% of the fund’s investments and returned approximately 11% for the reporting period. One example from this sector is WEC Energy Group, Inc., an energy and natural gas company, which detracted from the total return of the fund. The fund’s holdings of WEC Energy Group, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -8% for the reporting period.
The materials sector was another small contributor to the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately 37% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 27% of the fund’s investments and returned approximately 47% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 6% of the fund’s investments and returned approximately 65% for the reporting period.
The financials sector also contributed to the total return of the fund, representing an average weight of approximately 11% of the fund’s investments and returning approximately 72% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab S&P 500 Index Fund (5/19/97)	42.89%	18.89%	16.14%
S&P 500® Index	42.91%	18.93%	16.21%
Fund Category: Morningstar Large Blend[2]	41.27%	17.14%	14.63%
Fund Expense Ratio[3]: 0.02%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®,” “S&P®,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. The “S&P 500® Index” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	508
Weighted Average Market Cap (millions)	$630,500
Price/Earnings Ratio (P/E)	24.5
Price/Book Ratio (P/B)	4.5
Portfolio Turnover Rate	3%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund as of October 31, 2021

The Schwab 1000 Index Fund’s (the fund) goal is to match the total return of the Schwab 1000 Index® (the index). The index includes the 1,000 largest stocks of publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). To pursue its goal, the fund seeks to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. Within the index, the energy and financials sectors were the top performers, while the utilities and consumer staples sectors underperformed by comparison, although both still returned double digits.
Performance. The fund generally tracked the index for the reporting period. The fund returned 43.16% for the 12-month reporting period ended October 31, 2021, compared with the index, which returned 43.23%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no sectors detracted from the returns of the index or the fund. However, the utilities sector was the smallest contributor to the total return of the fund. Stocks in the utilities sector represented an average weight of approximately 3% of the fund’s investments and returned approximately 11% for the reporting period. One example from this sector is WEC Energy Group, Inc., an energy and natural gas company, which detracted from the total return of the fund. The fund’s holdings of WEC Energy Group, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -8% for the reporting period.
The materials sector was another small contributor to the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately 38% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 28% of the fund’s investments and returned approximately 46% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 5% of the fund’s investments and returned approximately 65% for the reporting period.
The financials sector also contributed to the total return of the fund, representing an average weight of approximately 11% of the fund’s investments and returning approximately 73% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab 1000 Index Fund (4/2/91)	43.16%	19.00%	16.01%
Schwab 1000 Index®	43.23%	19.05%	16.19%
Russell 1000® Index	43.51%	19.16%	16.30%
Fund Category: Morningstar Large Blend[2]	41.27%	17.14%	14.63%
Fund Expense Ratio[3]: 0.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab 1000 Index Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	1000 [2]
Weighted Average Market Cap (millions)	$557,167
Price/Earnings Ratio (P/E)	24.0
Price/Book Ratio (P/B)	4.5
Portfolio Turnover Rate	5% [3]
Sector Weightings % of Investments4

Top Equity Holdings % of Net Assets5

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	As a result of the Schwab 1000 Index®’s once per year reconstitution and the effects of certain corporate actions, the fund may hold more or less than 1,000 securities.
[3]	Portfolio turnover rate excludes in-kind transactions.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[5]	This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund as of October 31, 2021

The Schwab Small-Cap Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of small-capitalization U.S. stocks. To pursue its goal, the fund generally invests in stocks that are included in the Russell 2000® Index (the index). The fund seeks to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Within the index, the energy and communication services sectors were the top performers, while the health care and utilities sectors underperformed by comparison, although both still returned double digits.
Performance. The fund generally tracked the index for the reporting period. The fund returned 50.82% for the 12-month reporting period ended October 31, 2021, compared with the index, which returned 50.80%.
Contributors and Detractors. The industrials sector contributed the most to the total return of the fund. Stocks in the industrials sector represented an average weight of approximately 15% of the fund’s investments and returned approximately 61% for the reporting period. One example from this sector is Plug Power, Inc., which designs and manufactures fuel cell systems. The fund’s holdings of Plug Power, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 128% for the reporting period.
The financials sector also contributed to the total return of the fund, representing an average weight of approximately 15% of the fund’s investments and returning approximately 58% for the reporting period.
Over the reporting period, no sectors detracted from the returns of the index or the fund. However, the utilities sector was the smallest contributor to the total return of the fund. Stocks in the utilities sector represented an average weight of approximately 3% of the fund’s investments and returned approximately 20% for the reporting period. One example from this sector is Cadiz, Inc., a water resource company, which detracted from the total return of the fund. The fund’s holdings of Cadiz, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -36% for the reporting period.
The consumer staples sector was another small contributor to the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately 38% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Small-Cap Index Fund (5/19/97)	50.82%	15.58%	13.51%
Russell 2000® Index	50.80%	15.52%	13.50%
Small-Cap Spliced Index	50.80%	15.52%	13.45%
Fund Category: Morningstar Small Blend[2]	54.25%	13.77%	12.64%
Fund Expense Ratio[3]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – “Russell 2000®” is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab Small-Cap Index Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	2,029
Weighted Average Market Cap (millions)	$3,562
Price/Earnings Ratio (P/E)	16.3
Price/Book Ratio (P/B)	2.5
Portfolio Turnover Rate	19% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes in-kind transactions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund as of October 31, 2021

The Schwab Total Stock Market Index Fund’s (the fund) goal is to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market IndexSM (the index). The index includes all publicly traded stocks of companies headquartered in the United States for which pricing information is readily available. To pursue its goal, the fund uses a sampling investment approach that involves investing in a representative sample of securities included in the index that, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. Within the index, the energy and financials sectors were the top performers, while the utilities and consumer staples sectors underperformed by comparison, although both still returned double digits.
Performance. The fund generally tracked the index for the reporting period. The fund returned 44.01% for the 12-month reporting period ended October 31, 2021, compared with the index, which returned 44.07%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no sectors detracted from the returns of the index or the fund. However, the utilities sector was the smallest contributor to the total return of the fund. Stocks in the utilities sector represented an average weight of approximately 3% of the fund’s investments and returned approximately 12% for the reporting period. One example from this sector is WEC Energy Group, Inc., an energy and natural gas company, which detracted from the total return of the fund. The fund’s holdings of WEC Energy Group, Inc. represented an average weight of less than 1% of the fund’s holdings and returned approximately -8% for the reporting period.
The materials sector was another small contributor to the total return of the fund, representing an average weight of approximately 3% of the fund’s investments and returning approximately 40% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 27% of the fund’s investments and returned approximately 47% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 5% of the fund’s investments and returned approximately 65% for the reporting period.
The financials sector also contributed to the total return of the fund, representing an average weight of approximately 12% of the fund’s investments and returning approximately 72% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Total Stock Market Index Fund (6/1/99)	44.01%	18.82%	16.00%
Dow Jones U.S. Total Stock Market IndexSM	44.07%	18.87%	16.04%
Fund Category: Morningstar Large Blend[2]	41.27%	17.14%	14.63%
Fund Expense Ratio[3]: 0.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), and “Dow Jones®” is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones) and have been licensed for use by S&P Dow Jones Indices LLC and its affiliates and sublicensed for certain purposes by Charles Schwab Investment Management, Inc. The “Dow Jones U.S. Total Stock Market IndexSM” is a product of S&P Dow Jones Indices LLC or its affiliates, and has been licensed for use by Charles Schwab Investment Management, Inc. The Schwab Total Stock Market Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab Total Stock Market Index Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	3,417
Weighted Average Market Cap (millions)	$520,875
Price/Earnings Ratio (P/E)	23.3
Price/Book Ratio (P/B)	4.2
Portfolio Turnover Rate	3%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Growth Index Fund as of October 31, 2021

The Schwab U.S. Large-Cap Growth Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large-capitalization U.S. growth stocks. To pursue its goal, the fund generally invests in stocks that are included in the Russell 1000® Growth Index (the index). The fund seeks to replicate the performance of the index by generally giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. Within the index, the energy and financials sectors were the top performers, while the materials and consumer staples sectors underperformed by comparison, although both still returned double digits.
Performance. The fund generally tracked the index for the reporting period. The fund returned 43.14% during the 12-month reporting period ended October 31, 2021, compared with the index, which returned 43.21%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no sectors detracted from the returns of the index or the fund. However, the utilities sector was the smallest contributor to the total return of the fund. Stocks in the utilities sector represented an average weight of less than 1% of the fund’s investments and returned approximately 30% for the reporting period. One example from this sector is Brookfield Renewable Corp., a renewable power company. The fund’s Class A holdings of Brookfield Renewable Corp. represented an average weight of less than 1% of the fund’s investments and returned approximately 3% for the reporting period.
The energy sector was another small contributor to the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately 98% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 45% of the fund’s investments and returned approximately 49% for the reporting period. One example from this sector is Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corp. represented an average weight of approximately 10% of the fund’s investments and returned approximately 65% for the reporting period.
The consumer discretionary sector also contributed to the total return of the fund, representing an average weight of approximately 17% of the fund’s investments and returning approximately 40% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2021)1

Average Annual Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab U.S. Large-Cap Growth Index Fund (12/20/17)	43.14%	29.34%	23.93%
Russell 1000® Growth Index	43.21%	29.41%	23.99%
Fund Category: Morningstar Large Growth[2]	39.55%	26.53%	N/A
Fund Expense Ratio[3]: 0.035%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell 1000® Growth Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Growth Index Fund. The Schwab U.S. Large-Cap Growth Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Growth Index Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	503
Weighted Average Market Cap (millions)	$918,292
Price/Earnings Ratio (P/E)	34.7
Price/Book Ratio (P/B)	13.4
Portfolio Turnover Rate	18%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	Less than 0.05%.
[4]	This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Value Index Fund as of October 31, 2021

The Schwab U.S. Large-Cap Value Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large-capitalization U.S. value stocks. To pursue its goal, the fund generally invests in stocks that are included in the Russell 1000® Value Index (the index). The fund seeks to replicate the performance of the index by generally giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. Within the index, the energy and financials sectors were the top performers, while the utilities and consumer staples sectors underperformed by comparison, although both still returned double digits.
Performance. The fund generally tracked the index for the reporting period. The fund returned 43.70% during the 12-month reporting period ended October 31, 2021, compared with the index, which returned 43.76%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no sectors detracted from the returns of the index or the fund. However, the utilities sector was the smallest contributor to the total return of the fund. Stocks in the utilities sector represented an average weight of approximately 5% of the fund’s investments and returned approximately 11% for the reporting period. One example from this sector is WEC Energy Group, Inc., an energy and natural gas company, which detracted from the total return of the fund. The fund’s holdings of WEC Energy Group, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -8% for the reporting period.
The consumer staples sector was another small contributor to the total return of the fund, representing an average weight of approximately 7% of the fund’s investments and returning approximately 19% for the reporting period.
The financials sector contributed the most to the total return of the fund. Financials stocks represented an average weight of approximately 21% of the fund’s investments and returned approximately 74% for the reporting period. One example from this sector is JPMorgan Chase & Co., which provides global financial services and retail banking. The fund’s holdings of JPMorgan Chase & Co. represented an average weight of approximately 2% of the fund’s investments and returned approximately 78% for the reporting period.
The industrials sector also contributed to the total return of the fund, representing an average weight of approximately 13% of the fund’s investments and returning approximately 43% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Value Index Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2021)1

Average Annual Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab U.S. Large-Cap Value Index Fund (12/20/17)	43.70%	13.79%	10.19%
Russell 1000® Value Index	43.76%	13.90%	10.29%
Fund Category: Morningstar Large Value[2]	43.70%	13.67%	N/A
Fund Expense Ratio[3]: 0.035%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell 1000® Value Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Large-Cap Value Index Fund. The Schwab U.S. Large-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Large-Cap Value Index Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	850
Weighted Average Market Cap (millions)	$165,794
Price/Earnings Ratio (P/E)	17.8
Price/Book Ratio (P/B)	2.5
Portfolio Turnover Rate	20%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Mid-Cap Index Fund as of October 31, 2021

The Schwab U.S. Mid-Cap Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of mid-capitalization U.S. stocks. To pursue its goal, the fund generally invests in securities that are included in the Russell Midcap® Index (the index). The fund seeks to replicate the performance of the index by generally giving the same weight to a given security as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Within the index, the energy and financials sectors were the top performers, while the utilities and consumer staples sectors underperformed by comparison, although both still returned double digits.
Performance. The fund generally tracked the index for the reporting period. The fund returned 45.35% during the 12-month reporting period ended October 31, 2021, compared with the index, which returned 45.40%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no sectors detracted from the returns of the index or the fund. However, the consumer staples sector was the smallest contributor to the total return of the fund. Consumer staples stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately 11% for the reporting period. One example from this sector is The Clorox Co., a global manufacturer of household consumer products, which detracted from the total return of the fund. The fund’s holdings of The Clorox Co. represented an average weight of less than 1% of the fund’s investments and returned approximately -19% for the reporting period.
The utilities sector was another small contributor to the total return of the fund, representing an average weight of approximately 5% of the fund’s investments and returning approximately 10% for the reporting period.
The information technology sector contributed the most to the total return of the fund. Information technology stocks represented an average weight of approximately 19% of the fund’s investments and returned approximately 51% for the reporting period. One example from this sector is Palo Alto Networks, Inc., a cybersecurity company. The fund’s holdings of Palo Alto Networks, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 130% for the reporting period.
The financials sector also contributed to the total return of the fund, representing an average weight of approximately 12% of the fund’s investments and returning approximately 71% for the reporting period.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Mid-Cap Index Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (December 20, 2017 – October 31, 2021)1

Average Annual Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception
Fund: Schwab U.S. Mid-Cap Index Fund (12/20/17)	45.35%	19.77%	14.69%
Russell Midcap® Index	45.40%	19.85%	14.76%
Fund Category: Morningstar Mid-Cap Blend[2]	44.79%	16.37%	N/A
Fund Expense Ratio[3]: 0.04%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Index ownership – The Russell Midcap® Index is a registered mark of the Frank Russell Company (Russell) and has been licensed for use by the Schwab U.S. Mid-Cap Index Fund. The Schwab U.S. Mid-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab U.S. Mid-Cap Index Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	832
Weighted Average Market Cap (millions)	$25,255
Price/Earnings Ratio (P/E)	21.0
Price/Book Ratio (P/B)	3.4
Portfolio Turnover Rate	14%
Sector Weightings % of Investments2

Top Equity Holdings % of Net Assets3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.

Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund as of October 31, 2021

The Schwab International Index Fund’s (the fund) goal is to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States. To purse its goal, the fund generally invests in stocks that are included in the MSCI EAFE® Index (the index). The index includes stocks from developed markets in Europe, Australasia and the Far East. To pursue its goal, the fund seeks to replicate the performance of the index by giving the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way.
Performance. The fund generally tracked the index for the reporting period. The fund returned 34.24% for the 12-month reporting period ended October 31, 2021, compared with the index, which returned 34.18%1.
Contributors and Detractors. From a country perspective, stocks from the United Kingdom contributed the most to the total return of the fund. Stocks from the United Kingdom represented an average weight of approximately 15% of the fund’s investments and returned approximately 43% in U.S. dollar terms for the reporting period. One example from this market is BP plc, an oil and gas company. The fund’s holdings of BP plc represented an average weight of less than 1% of the fund’s investments and returned approximately 100% in U.S. dollar terms for the reporting period.
Stocks from Japan also contributed to the total return of the fund, representing an average weight of approximately 24% of the fund’s investments and returning approximately 20% in U.S. dollar terms for the reporting period.
The stock from the United States, Jackson Financial, Inc., detracted from the total return of the fund. The fund’s Class A holdings of Jackson Financial, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -16% for the reporting period. Jackson Financial, Inc. was held by the fund for a limited time in September 2021 after it was separated from Prudential plc, an insurance company headquartered in the United Kingdom.
While there were no additional markets that detracted from the total return of the fund, the stock from South Africa, Thungela Resources Ltd., was the smallest contributor to the total return of the fund. The fund’s holdings of Thungela Resources Ltd. represented an average weight of less than 1% of the fund’s investments and returned approximately 17% in U.S. dollar terms for the reporting period. Thungela Resources Ltd. was held by the fund for a limited time in June 2021 after the South African coal business was spun off from Anglo American plc, a global mining company headquartered in the United Kingdom.
Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.

Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1,2

Average Annual Total Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab International Index Fund (5/19/97)	34.24%	9.92%	7.52%
MSCI EAFE® Index (Net)[3]	34.18%	9.79%	7.37%
International Spliced Index	34.18%	9.79%	7.42%
Fund Category: Morningstar Foreign Large Blend[4]	31.56%	9.42%	7.35%
Fund Expense Ratio[5]: 0.06%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership – “MSCI EAFE®” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.

Schwab Equity Index Funds  |  Annual Report

Schwab International Index Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	856
Weighted Average Market Cap (millions)	$83,655
Price/Earnings Ratio (P/E)	16.7
Price/Book Ratio (P/B)	1.9
Portfolio Turnover Rate	3%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2021 and held through October 31, 2021.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 5/1/21	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/21	EXPENSES PAID DURING PERIOD 5/1/21-10/31/21[2]
Schwab S&P 500 Index Fund
Actual Return	0.02%	$1,000.00	$1,109.00	$0.11
Hypothetical 5% Return	0.02%	$1,000.00	$1,025.10	$0.10
Schwab 1000 Index Fund
Actual Return	0.05%	$1,000.00	$1,104.10	$0.27
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab Small-Cap Index Fund
Actual Return	0.04%	$1,000.00	$1,018.60	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab Total Stock Market Index Fund
Actual Return	0.03%	$1,000.00	$1,097.80	$0.16
Hypothetical 5% Return	0.03%	$1,000.00	$1,025.05	$0.15
Schwab U.S. Large-Cap Growth Index Fund
Actual Return	0.035%	$1,000.00	$1,151.80	$0.19
Hypothetical 5% Return	0.035%	$1,000.00	$1,025.03	$0.18
Schwab U.S. Large-Cap Value Index Fund
Actual Return	0.035%	$1,000.00	$1,054.40	$0.18
Hypothetical 5% Return	0.035%	$1,000.00	$1,025.03	$0.18
Schwab U.S. Mid-Cap Index Fund
Actual Return	0.04%	$1,000.00	$1,073.10	$0.21
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab International Index Fund
Actual Return	0.06%	$1,000.00	$1,044.40	$0.31
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

Schwab Equity Index Funds  |  Annual Report

Schwab S&P 500 Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$50.75	$47.17	$42.41	$40.23	$33.38
Income (loss) from investment operations:
Net investment income (loss)[1]	0.90	1.02	0.92	0.80	0.74
Net realized and unrealized gains (losses)	20.60	3.52	4.86	2.12	6.99
Total from investment operations	21.50	4.54	5.78	2.92	7.73
Less distributions:
Distributions from net investment income	(1.04)	(0.87)	(0.84)	(0.72)	(0.69)
Distributions from net realized gains	—	(0.09)	(0.18)	(0.02)	(0.19)
Total distributions	(1.04)	(0.96)	(1.02)	(0.74)	(0.88)
Net asset value at end of period	$71.21	$50.75	$47.17	$42.41	$40.23
Total return	42.89%	9.69%	14.30%	7.29%	23.57%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.02%	0.02%	0.02% [2]	0.03%	0.05% [3]
Net operating expenses	N/A	N/A	N/A	N/A [4]	0.05% [3]
Net investment income (loss)	1.42%	2.11%	2.11%	1.88%	2.01%
Portfolio turnover rate	3%	4%	3%	2%	2%
Net assets, end of period (x 1,000,000)	$67,401	$44,184	$40,232	$34,410	$29,999

[1]	Calculated based on the average shares outstanding during the period.
[2]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.02%. The ratio presented for period ended 10/31/19 is a blended ratio.
[3]	Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
[4]	Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.4% OF NET ASSETS

Automobiles & Components 2.8%
Aptiv plc *	463,124	80,069,508
BorgWarner, Inc.	408,839	18,426,374
Ford Motor Co. *	6,731,482	114,973,712
General Motors Co. *	2,490,120	135,537,232
Tesla, Inc. *	1,391,525	1,550,158,850
		1,899,165,676

Banks 4.4%
Bank of America Corp.	12,698,914	606,754,111
Citigroup, Inc.	3,475,842	240,389,233
Citizens Financial Group, Inc.	728,726	34,527,038
Comerica, Inc.	228,886	19,475,910
Fifth Third Bancorp	1,186,781	51,660,577
First Republic Bank	301,923	65,315,002
Huntington Bancshares, Inc.	2,529,535	39,814,881
JPMorgan Chase & Co.	5,124,105	870,534,198
KeyCorp	1,646,948	38,324,480
M&T Bank Corp.	221,566	32,596,790
People's United Financial, Inc.	731,951	12,545,640
Regions Financial Corp.	1,630,548	38,611,377
SVB Financial Group *	100,577	72,153,940
The PNC Financial Services Group, Inc.	728,878	153,815,124
Truist Financial Corp.	2,289,409	145,308,789
U.S. Bancorp	2,314,218	139,709,341
Wells Fargo & Co.	7,042,267	360,282,380
Zions Bancorp NA	279,654	17,615,405
		2,939,434,216

Capital Goods 5.3%
3M Co.	992,616	177,360,627
A.O. Smith Corp.	228,402	16,689,334
Allegion plc	152,660	19,586,278
AMETEK, Inc.	397,285	52,600,534
Carrier Global Corp.	1,486,490	77,639,373
Caterpillar, Inc.	939,059	191,577,427
Cummins, Inc.	246,578	59,139,267
Deere & Co.	486,881	166,664,235
Dover Corp.	246,109	41,612,110
Eaton Corp. plc	684,351	112,753,671
Emerson Electric Co.	1,026,492	99,579,989
Fastenal Co.	983,894	56,160,669
Fortive Corp.	616,004	46,637,663
Fortune Brands Home & Security, Inc.	236,353	23,966,194
Generac Holdings, Inc. *	108,502	54,094,757
General Dynamics Corp.	397,537	80,600,627
General Electric Co.	1,882,802	197,449,446
Honeywell International, Inc.	1,184,111	258,870,347
Howmet Aerospace, Inc.	664,461	19,727,847
Huntington Ingalls Industries, Inc.	69,383	14,066,016
IDEX Corp.	131,067	29,171,582
Illinois Tool Works, Inc.	491,913	112,092,215
SECURITY	NUMBER OF SHARES	VALUE ($)
Ingersoll Rand, Inc. *	697,594	37,502,653
Johnson Controls International plc	1,219,463	89,472,000
L3Harris Technologies, Inc.	344,351	79,386,680
Lockheed Martin Corp.	422,535	140,416,831
Masco Corp.	426,645	27,966,580
Northrop Grumman Corp.	258,059	92,183,836
Otis Worldwide Corp.	732,026	58,789,008
PACCAR, Inc.	593,787	53,215,191
Parker-Hannifin Corp.	221,054	65,562,406
Pentair plc	285,420	21,112,517
Quanta Services, Inc.	238,161	28,884,166
Raytheon Technologies Corp.	2,584,865	229,691,104
Rockwell Automation, Inc.	199,235	63,635,659
Roper Technologies, Inc.	180,813	88,213,238
Snap-on, Inc.	92,166	18,730,896
Stanley Black & Decker, Inc.	279,909	50,308,045
Textron, Inc.	384,347	28,384,026
The Boeing Co. *	945,056	195,654,944
Trane Technologies plc	407,176	73,670,354
TransDigm Group, Inc. *	89,834	56,040,246
United Rentals, Inc. *	123,681	46,888,704
W.W. Grainger, Inc.	74,684	34,586,907
Westinghouse Air Brake Technologies Corp.	326,017	29,579,522
Xylem, Inc.	308,164	40,243,137
		3,558,158,858

Commercial & Professional Services 0.9%
Cintas Corp.	150,232	65,065,479
Copart, Inc. *	365,628	56,778,372
Equifax, Inc.	208,780	57,921,835
IHS Markit Ltd.	683,115	89,296,793
Jacobs Engineering Group, Inc.	223,893	31,439,055
Leidos Holdings, Inc.	241,717	24,166,866
Nielsen Holdings plc	607,388	12,299,607
Republic Services, Inc.	360,916	48,579,294
Robert Half International, Inc.	190,545	21,544,923
Rollins, Inc.	386,718	13,624,075
Verisk Analytics, Inc.	277,167	58,279,905
Waste Management, Inc.	665,050	106,560,962
		585,557,166

Consumer Durables & Apparel 1.1%
D.R. Horton, Inc.	559,336	49,931,925
Garmin Ltd.	261,148	37,500,853
Hanesbrands, Inc.	601,042	10,241,756
Hasbro, Inc.	221,016	21,164,492
Leggett & Platt, Inc.	230,408	10,794,615
Lennar Corp., Class A	469,389	46,906,043
Mohawk Industries, Inc. *	95,337	16,894,670
Newell Brands, Inc.	654,463	14,980,658
NIKE, Inc., Class B	2,192,032	366,705,033
NVR, Inc. *	5,801	28,394,735
PulteGroup, Inc.	442,149	21,258,524
PVH Corp. *	121,757	13,311,693
Ralph Lauren Corp.	83,507	10,619,585

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tapestry, Inc.	479,196	18,679,060
Under Armour, Inc., Class A *	321,714	7,064,839
Under Armour, Inc., Class C *	355,597	6,713,671
VF Corp.	559,937	40,808,208
Whirlpool Corp.	107,476	22,659,165
		744,629,525

Consumer Services 1.9%
Booking Holdings, Inc. *	70,427	170,488,273
Caesars Entertainment, Inc. *	366,964	40,167,879
Carnival Corp. *	1,375,677	30,485,002
Chipotle Mexican Grill, Inc. *	48,255	85,847,093
Darden Restaurants, Inc.	224,444	32,351,358
Domino’s Pizza, Inc.	62,869	30,741,055
Expedia Group, Inc. *	249,806	41,070,605
Hilton Worldwide Holdings, Inc. *	478,345	68,857,763
Las Vegas Sands Corp. *	586,700	22,769,827
Marriott International, Inc., Class A *	468,850	75,025,377
McDonald’s Corp.	1,280,685	314,472,202
MGM Resorts International	682,565	32,189,765
Norwegian Cruise Line Holdings Ltd. *	634,136	16,309,978
Penn National Gaming, Inc. *	284,789	20,390,892
Royal Caribbean Cruises Ltd. *	382,499	32,294,391
Starbucks Corp.	2,022,241	214,499,103
Wynn Resorts Ltd. *	179,178	16,090,184
Yum! Brands, Inc.	506,812	63,321,091
		1,307,371,838

Diversified Financials 5.1%
American Express Co.	1,103,455	191,758,410
Ameriprise Financial, Inc.	195,433	59,046,172
Berkshire Hathaway, Inc., Class B *	3,178,484	912,256,693
BlackRock, Inc.	245,333	231,461,872
Capital One Financial Corp.	765,474	115,609,538
Cboe Global Markets, Inc.	181,773	23,983,130
CME Group, Inc.	615,993	135,857,256
Discover Financial Services	513,757	58,218,943
Franklin Resources, Inc.	480,888	15,143,163
Intercontinental Exchange, Inc.	965,796	133,724,114
Invesco Ltd.	583,140	14,817,587
MarketAxess Holdings, Inc.	65,314	26,691,872
Moody's Corp.	278,255	112,456,758
Morgan Stanley	2,503,181	257,276,943
MSCI, Inc.	141,557	94,118,418
Nasdaq, Inc.	201,494	42,287,546
Northern Trust Corp.	357,237	43,954,441
Raymond James Financial, Inc.	317,923	31,344,029
S&P Global, Inc.	413,279	195,960,371
State Street Corp.	625,302	61,623,512
Synchrony Financial	978,815	45,465,957
T. Rowe Price Group, Inc.	388,716	84,304,726
The Bank of New York Mellon Corp.	1,362,413	80,654,850
The Charles Schwab Corp. (a)	2,566,596	210,537,870
The Goldman Sachs Group, Inc.	578,134	238,971,689
		3,417,525,860

Energy 2.8%
APA Corp.	652,546	17,103,231
Baker Hughes Co.	1,424,653	35,730,297
Chevron Corp.	3,314,995	379,533,778
ConocoPhillips	2,295,270	170,974,662
Coterra Energy, Inc.	1,389,206	29,617,872
Devon Energy Corp.	1,080,296	43,298,264
Diamondback Energy, Inc.	292,552	31,358,649
EOG Resources, Inc.	1,002,362	92,678,390
SECURITY	NUMBER OF SHARES	VALUE ($)
Exxon Mobil Corp.	7,257,712	467,904,693
Halliburton Co.	1,518,242	37,940,868
Hess Corp.	473,818	39,123,152
Kinder Morgan, Inc.	3,345,922	56,044,193
Marathon Oil Corp.	1,359,362	22,184,788
Marathon Petroleum Corp.	1,096,300	72,279,059
Occidental Petroleum Corp.	1,523,147	51,071,119
ONEOK, Inc.	763,167	48,552,685
Phillips 66	752,448	56,268,061
Pioneer Natural Resources Co.	388,840	72,705,303
Schlumberger N.V.	2,399,332	77,402,450
The Williams Cos., Inc.	2,082,930	58,509,504
Valero Energy Corp.	699,292	54,076,250
		1,914,357,268

Food & Staples Retailing 1.4%
Costco Wholesale Corp.	758,137	372,654,661
Sysco Corp.	876,179	67,378,165
The Kroger Co.	1,169,077	46,786,462
Walgreens Boots Alliance, Inc.	1,230,788	57,871,652
Walmart, Inc.	2,450,391	366,137,423
		910,828,363

Food, Beverage & Tobacco 2.8%
Altria Group, Inc.	3,162,663	139,505,065
Archer-Daniels-Midland Co.	957,633	61,518,344
Brown-Forman Corp., Class B	313,684	21,296,007
Campbell Soup Co.	350,758	14,012,782
Conagra Brands, Inc.	824,721	26,556,016
Constellation Brands, Inc., Class A	288,440	62,536,676
General Mills, Inc.	1,040,715	64,316,187
Hormel Foods Corp.	481,882	20,393,246
Kellogg Co.	437,242	26,802,935
Lamb Weston Holdings, Inc.	251,530	14,198,869
McCormick & Co., Inc. - Non Voting Shares	426,387	34,209,029
Molson Coors Beverage Co., Class B	324,246	14,296,006
Mondelez International, Inc., Class A	2,397,090	145,599,247
Monster Beverage Corp. *	644,477	54,780,545
PepsiCo, Inc.	2,369,874	382,971,638
Philip Morris International, Inc.	2,672,620	252,669,495
The Coca-Cola Co.	6,661,747	375,522,678
The Hershey Co.	249,433	43,738,077
The JM Smucker Co.	185,398	22,777,998
The Kraft Heinz Co.	1,158,509	41,578,888
Tyson Foods, Inc., Class A	505,919	40,458,342
		1,859,738,070

Health Care Equipment & Services 6.2%
Abbott Laboratories	3,040,317	391,866,458
ABIOMED, Inc. *	78,129	25,941,953
Align Technology, Inc. *	125,839	78,570,096
AmerisourceBergen Corp.	255,362	31,159,271
Anthem, Inc.	418,242	181,989,641
Baxter International, Inc.	856,142	67,600,972
Becton, Dickinson & Co.	492,661	118,036,649
Boston Scientific Corp. *	2,442,735	105,355,161
Cardinal Health, Inc.	498,471	23,831,899
Centene Corp. *	1,002,366	71,408,554
Cerner Corp.	504,520	37,480,791
Cigna Corp.	583,452	124,631,182
CVS Health Corp.	2,263,313	202,068,585
Danaher Corp.	1,089,640	339,717,063
DaVita, Inc. *	114,445	11,815,302
Dentsply Sirona, Inc.	376,337	21,530,240

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
DexCom, Inc. *	165,687	103,257,795
Edwards Lifesciences Corp. *	1,069,313	128,125,084
HCA Healthcare, Inc.	423,184	105,990,665
Henry Schein, Inc. *	237,886	18,162,596
Hologic, Inc. *	432,607	31,714,419
Humana, Inc.	220,098	101,940,590
IDEXX Laboratories, Inc. *	146,122	97,337,709
Intuitive Surgical, Inc. *	611,814	220,944,390
Laboratory Corp. of America Holdings *	166,205	47,704,159
McKesson Corp.	265,441	55,179,875
Medtronic plc	2,304,773	276,250,092
Quest Diagnostics, Inc.	208,563	30,612,877
ResMed, Inc.	249,098	65,490,355
STERIS plc	171,665	40,124,977
Stryker Corp.	575,648	153,162,663
Teleflex, Inc.	80,113	28,595,534
The Cooper Cos., Inc.	84,126	35,073,812
UnitedHealth Group, Inc.	1,617,067	744,610,841
Universal Health Services, Inc., Class B	129,518	16,073,184
Zimmer Biomet Holdings, Inc.	358,625	51,326,410
		4,184,681,844

Household & Personal Products 1.5%
Church & Dwight Co., Inc.	422,617	36,919,821
Colgate-Palmolive Co.	1,447,721	110,301,863
Kimberly-Clark Corp.	576,652	74,670,668
The Clorox Co.	209,897	34,215,310
The Estee Lauder Cos., Inc., Class A	397,685	128,981,176
The Procter & Gamble Co.	4,162,104	595,139,251
		980,228,089

Insurance 1.9%
Aflac, Inc.	1,058,490	56,809,158
American International Group, Inc.	1,467,464	86,712,448
Aon plc, Class A	387,275	123,897,018
Arthur J. Gallagher & Co.	355,021	59,526,371
Assurant, Inc.	100,396	16,194,879
Brown & Brown, Inc.	398,814	25,169,151
Chubb Ltd.	752,497	147,022,864
Cincinnati Financial Corp.	258,316	31,369,895
Everest Re Group Ltd.	68,825	17,997,737
Globe Life, Inc.	161,176	14,347,887
Lincoln National Corp.	301,411	21,746,804
Loews Corp.	346,432	19,424,442
Marsh & McLennan Cos., Inc.	868,992	144,947,866
MetLife, Inc.	1,247,585	78,348,338
Principal Financial Group, Inc.	425,576	28,551,894
Prudential Financial, Inc.	662,859	72,947,633
The Allstate Corp.	507,001	62,700,814
The Hartford Financial Services Group, Inc.	597,003	43,539,429
The Progressive Corp.	1,005,300	95,382,864
The Travelers Cos., Inc.	427,779	68,821,085
W.R. Berkley Corp.	239,577	19,070,329
Willis Towers Watson plc	220,627	53,453,510
		1,287,982,416

Materials 2.5%
Air Products & Chemicals, Inc.	379,045	113,641,481
Albemarle Corp.	200,564	50,235,265
Amcor plc	2,646,456	31,942,724
Avery Dennison Corp.	141,773	30,866,818
Ball Corp.	558,874	51,125,794
SECURITY	NUMBER OF SHARES	VALUE ($)
Celanese Corp.	189,718	30,641,354
CF Industries Holdings, Inc.	369,200	20,970,560
Corteva, Inc.	1,259,018	54,326,627
Dow, Inc.	1,280,759	71,684,081
DuPont de Nemours, Inc.	897,759	62,484,026
Eastman Chemical Co.	233,435	24,284,243
Ecolab, Inc.	426,983	94,884,162
FMC Corp.	219,659	19,991,166
Freeport-McMoRan, Inc.	2,515,590	94,888,055
International Flavors & Fragrances, Inc.	427,285	63,003,173
International Paper Co.	669,182	33,238,270
Linde plc	885,632	282,693,734
LyondellBasell Industries N.V., Class A	454,316	42,169,611
Martin Marietta Materials, Inc.	107,263	42,137,197
Newmont Corp.	1,369,226	73,938,204
Nucor Corp.	504,610	56,339,706
Packaging Corp. of America	163,020	22,394,057
PPG Industries, Inc.	407,846	65,487,832
Sealed Air Corp.	255,186	15,137,634
The Mosaic Co.	589,301	24,497,243
The Sherwin-Williams Co.	415,524	131,559,054
Vulcan Materials Co.	227,311	43,216,367
WestRock Co.	460,175	22,134,418
		1,669,912,856

Media & Entertainment 9.5%
Activision Blizzard, Inc.	1,334,790	104,367,230
Alphabet, Inc., Class A *	516,326	1,528,799,980
Alphabet, Inc., Class C *	483,166	1,432,785,288
Charter Communications, Inc., Class A *	217,504	146,791,275
Comcast Corp., Class A	7,854,190	403,940,992
Discovery, Inc., Class A *(b)	295,660	6,930,270
Discovery, Inc., Class C *	516,260	11,646,826
DISH Network Corp., Class A *	426,298	17,508,059
Electronic Arts, Inc.	487,907	68,428,957
Fox Corp., Class A	556,815	22,127,828
Fox Corp., Class B	253,065	9,353,282
Live Nation Entertainment, Inc. *	225,142	22,773,113
Match Group, Inc. *	474,484	71,542,698
Meta Platforms, Inc., Class A *	4,088,011	1,322,757,719
Netflix, Inc. *	759,008	523,950,812
News Corp., Class A	672,278	15,395,166
News Corp., Class B	204,487	4,613,227
Omnicom Group, Inc.	369,247	25,138,336
Take-Two Interactive Software, Inc. *	200,197	36,235,657
The Interpublic Group of Cos., Inc.	675,781	24,713,311
The Walt Disney Co. *	3,116,070	526,833,955
Twitter, Inc. *	1,370,267	73,364,095
ViacomCBS, Inc., Class B	1,040,010	37,669,162
		6,437,667,238

Pharmaceuticals, Biotechnology & Life Sciences 6.7%
AbbVie, Inc.	3,030,738	347,534,726
Agilent Technologies, Inc.	520,771	82,016,225
Amgen, Inc.	974,023	201,593,540
Biogen, Inc. *	255,400	68,110,072
Bio-Rad Laboratories, Inc., Class A *	36,880	29,307,798
Bio-Techne Corp.	66,734	34,945,259
Bristol-Myers Squibb Co.	3,810,913	222,557,319
Catalent, Inc. *	291,425	40,175,851
Charles River Laboratories International, Inc. *	86,693	38,897,415
Eli Lilly & Co.	1,361,596	346,880,197

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Gilead Sciences, Inc.	2,151,012	139,557,659
Illumina, Inc. *	251,846	104,531,201
Incyte Corp. *	320,114	21,441,236
IQVIA Holdings, Inc. *	328,856	85,969,536
Johnson & Johnson	4,514,155	735,265,566
Merck & Co., Inc.	4,341,321	382,253,314
Mettler-Toledo International, Inc. *	39,670	58,746,510
Moderna, Inc. *	602,262	207,906,865
Organon & Co.	433,180	15,919,365
PerkinElmer, Inc.	192,000	33,962,880
Pfizer, Inc.	9,615,567	420,584,901
Regeneron Pharmaceuticals, Inc. *	180,410	115,451,575
Thermo Fisher Scientific, Inc.	674,669	427,112,704
Vertex Pharmaceuticals, Inc. *	444,053	82,118,721
Viatris, Inc.	2,080,879	27,779,735
Waters Corp. *	104,664	38,469,253
West Pharmaceutical Services, Inc.	126,736	54,481,272
Zoetis, Inc.	812,817	175,731,035
		4,539,301,730

Real Estate 2.6%
Alexandria Real Estate Equities, Inc.	238,049	48,595,323
American Tower Corp.	780,323	220,027,676
AvalonBay Communities, Inc.	238,829	56,526,048
Boston Properties, Inc.	244,893	27,829,641
CBRE Group, Inc., Class A *	576,186	59,969,439
Crown Castle International Corp.	741,166	133,632,230
Digital Realty Trust, Inc.	484,204	76,412,233
Duke Realty Corp.	648,283	36,459,436
Equinix, Inc.	154,032	128,935,566
Equity Residential	584,947	50,539,421
Essex Property Trust, Inc.	111,961	38,058,903
Extra Space Storage, Inc.	229,928	45,380,889
Federal Realty Investment Trust	119,212	14,347,164
Healthpeak Properties, Inc.	920,417	32,684,008
Host Hotels & Resorts, Inc. *	1,225,634	20,627,420
Iron Mountain, Inc.	497,904	22,724,339
Kimco Realty Corp.	1,046,804	23,657,770
Mid-America Apartment Communities, Inc.	199,553	40,750,718
Prologis, Inc.	1,267,228	183,697,371
Public Storage	261,897	86,996,946
Realty Income Corp.	944,532	67,467,921
Regency Centers Corp.	260,762	18,360,252
SBA Communications Corp.	188,242	65,005,610
Simon Property Group, Inc.	563,118	82,541,836
UDR, Inc.	475,592	26,409,624
Ventas, Inc.	677,125	36,138,161
Vornado Realty Trust	272,982	11,637,223
Welltower, Inc.	724,673	58,263,709
Weyerhaeuser Co.	1,285,095	45,903,593
		1,759,580,470

Retailing 6.9%
Advance Auto Parts, Inc.	111,614	25,171,189
Amazon.com, Inc. *	746,905	2,518,884,829
AutoZone, Inc. *	36,894	65,849,887
Bath & Body Works, Inc.	451,451	31,190,750
Best Buy Co., Inc.	387,589	47,378,879
CarMax, Inc. *	279,818	38,312,681
Dollar General Corp.	405,216	89,763,448
Dollar Tree, Inc. *	398,782	42,972,748
eBay, Inc.	1,115,389	85,572,644
Etsy, Inc. *	216,621	54,304,718
Genuine Parts Co.	246,154	32,273,251
LKQ Corp. *	461,671	25,428,839
SECURITY	NUMBER OF SHARES	VALUE ($)
Lowe’s Cos., Inc.	1,212,442	283,493,188
O'Reilly Automotive, Inc. *	118,146	73,524,619
Pool Corp.	68,538	35,308,036
Ross Stores, Inc.	613,147	69,408,240
Target Corp.	848,465	220,278,483
The Gap, Inc.	367,490	8,338,348
The Home Depot, Inc.	1,823,420	677,838,151
The TJX Cos., Inc.	2,070,279	135,582,572
Tractor Supply Co.	196,733	42,724,506
Ulta Beauty, Inc. *	93,685	34,416,122
		4,638,016,128

Semiconductors & Semiconductor Equipment 5.6%
Advanced Micro Devices, Inc. *	2,080,502	250,138,755
Analog Devices, Inc.	922,894	160,112,880
Applied Materials, Inc.	1,567,617	214,214,863
Broadcom, Inc.	703,489	374,023,997
Enphase Energy, Inc. *	231,185	53,549,381
Intel Corp.	6,957,166	340,901,134
KLA Corp.	262,301	97,775,321
Lam Research Corp.	244,487	137,785,539
Microchip Technology, Inc.	940,585	69,687,943
Micron Technology, Inc.	1,931,050	133,435,555
Monolithic Power Systems, Inc.	73,893	38,827,816
NVIDIA Corp.	4,273,580	1,092,626,199
NXP Semiconductors N.V.	453,849	91,160,110
Qorvo, Inc. *	189,541	31,886,482
QUALCOMM, Inc.	1,934,472	257,362,155
Skyworks Solutions, Inc.	282,363	47,191,328
Teradyne, Inc.	283,998	39,259,883
Texas Instruments, Inc.	1,583,117	296,802,775
Xilinx, Inc.	424,324	76,378,320
		3,803,120,436

Software & Services 14.4%
Accenture plc, Class A	1,087,273	390,102,680
Adobe, Inc. *	817,075	531,392,897
Akamai Technologies, Inc. *	280,523	29,583,956
ANSYS, Inc. *	149,176	56,624,226
Autodesk, Inc. *	377,645	119,943,828
Automatic Data Processing, Inc.	725,544	162,877,373
Broadridge Financial Solutions, Inc.	198,561	35,425,268
Cadence Design Systems, Inc. *	474,364	82,117,152
Ceridian HCM Holding, Inc. *	230,264	28,840,566
Citrix Systems, Inc.	212,362	20,117,052
Cognizant Technology Solutions Corp., Class A	902,579	70,482,394
DXC Technology Co. *	436,236	14,208,207
Fidelity National Information Services, Inc.	1,059,341	117,311,422
Fiserv, Inc. *	1,022,762	100,731,829
FleetCor Technologies, Inc. *	141,998	35,131,725
Fortinet, Inc. *	232,123	78,072,250
Gartner, Inc. *	143,783	47,723,016
Global Payments, Inc.	502,978	71,920,824
International Business Machines Corp.	1,537,077	192,288,333
Intuit, Inc.	468,697	293,399,635
Jack Henry & Associates, Inc.	126,412	21,045,070
Mastercard, Inc., Class A	1,493,905	501,235,006
Microsoft Corp.	12,887,160	4,273,639,999
NortonLifeLock, Inc.	990,422	25,206,240
Oracle Corp.	2,825,114	271,041,437
Paychex, Inc.	550,184	67,826,683
Paycom Software, Inc. *	82,668	45,289,664
PayPal Holdings, Inc. *	2,015,053	468,681,177

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
PTC, Inc. *	181,032	23,054,425
salesforce.com, Inc. *	1,666,194	499,341,680
ServiceNow, Inc. *	339,807	237,103,732
Synopsys, Inc. *	261,415	87,098,250
The Western Union Co.	697,825	12,714,371
Tyler Technologies, Inc. *	70,110	38,085,154
VeriSign, Inc. *	166,058	36,976,135
Visa, Inc., Class A	2,893,997	612,861,745
		9,699,495,401

Technology Hardware & Equipment 7.7%
Amphenol Corp., Class A	1,023,841	78,600,273
Apple Inc.	26,929,947	4,034,106,061
Arista Networks, Inc. *	95,616	39,172,919
CDW Corp.	236,292	44,103,902
Cisco Systems, Inc.	7,228,611	404,585,358
Corning, Inc.	1,320,030	46,953,467
F5 Networks, Inc. *	103,172	21,784,768
Hewlett Packard Enterprise Co.	2,245,489	32,896,414
HP, Inc.	2,062,982	62,570,244
IPG Photonics Corp. *	62,072	9,870,069
Juniper Networks, Inc.	551,759	16,287,926
Keysight Technologies, Inc. *	316,661	57,005,313
Motorola Solutions, Inc.	290,789	72,287,236
NetApp, Inc.	383,913	34,283,431
Seagate Technology Holdings plc	357,355	31,829,610
TE Connectivity Ltd.	561,773	82,018,858
Teledyne Technologies, Inc. *	79,653	35,781,721
Trimble, Inc. *	432,108	37,753,276
Western Digital Corp. *	527,926	27,605,250
Zebra Technologies Corp., Class A *	91,235	48,714,928
		5,218,211,024

Telecommunication Services 1.2%
AT&T, Inc.	12,244,279	309,290,487
Lumen Technologies, Inc.	1,703,630	20,205,052
T-Mobile US, Inc. *	1,005,961	115,715,694
Verizon Communications, Inc.	7,099,282	376,190,953
		821,402,186

Transportation 1.8%
Alaska Air Group, Inc. *	215,240	11,364,672
American Airlines Group, Inc. *	1,102,110	21,160,512
C.H. Robinson Worldwide, Inc.	227,150	22,031,279
CSX Corp.	3,866,905	139,865,954
Delta Air Lines, Inc. *	1,097,572	42,947,992
Expeditors International of Washington, Inc.	290,180	35,767,587
FedEx Corp.	421,121	99,186,629
JB Hunt Transport Services, Inc.	144,244	28,443,474
Kansas City Southern	156,337	48,503,554
Norfolk Southern Corp.	423,921	124,230,049
Old Dominion Freight Line, Inc.	161,193	55,023,231
Southwest Airlines Co. *	1,013,489	47,917,760
Union Pacific Corp.	1,118,076	269,903,546
United Airlines Holdings, Inc. *	557,959	25,744,228
United Parcel Service, Inc., Class B	1,249,195	266,665,657
		1,238,756,124

Utilities 2.4%
Alliant Energy Corp.	428,806	24,257,555
Ameren Corp.	439,753	37,066,780
American Electric Power Co., Inc.	857,195	72,612,988
American Water Works Co., Inc.	310,601	54,100,482
SECURITY	NUMBER OF SHARES	VALUE ($)
Atmos Energy Corp.	225,264	20,751,320
CenterPoint Energy, Inc.	1,013,899	26,401,930
CMS Energy Corp.	496,405	29,958,042
Consolidated Edison, Inc.	603,845	45,529,913
Dominion Energy, Inc.	1,387,601	105,360,544
DTE Energy Co.	333,140	37,761,419
Duke Energy Corp.	1,319,798	134,632,594
Edison International	649,191	40,853,590
Entergy Corp.	345,433	35,586,508
Evergy, Inc.	391,350	24,948,563
Eversource Energy	588,878	49,995,742
Exelon Corp.	1,677,734	89,238,671
FirstEnergy Corp.	930,044	35,834,595
NextEra Energy, Inc.	3,364,335	287,078,706
NiSource, Inc.	676,596	16,691,623
NRG Energy, Inc.	421,943	16,831,306
Pinnacle West Capital Corp.	192,051	12,385,369
PPL Corp.	1,322,070	38,075,616
Public Service Enterprise Group, Inc.	869,175	55,453,365
Sempra Energy	547,905	69,929,115
The AES Corp.	1,137,177	28,577,258
The Southern Co.	1,817,452	113,263,609
WEC Energy Group, Inc.	540,127	48,643,838
Xcel Energy, Inc.	925,264	59,762,802
		1,611,583,843
Total Common Stocks (Cost $25,213,425,169)		67,026,706,625

SECURITY	NUMBER OF SHARES/ FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 0.5% OF NET ASSETS

Money Market Funds 0.0%
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)(d)	5,827,929	5,827,929

Time Deposits 0.5%
Australia & New Zealand Banking Group Ltd.
0.01%, 11/01/21 (e)	134,528,021	134,528,021
Skandinaviska Enskilda Banken AB
0.01%, 11/01/21 (e)	191,544,173	191,544,173
		326,072,194
Total Short-Term Investments (Cost $331,900,123)		331,900,123
Total Investments in Securities (Cost $25,545,325,292)		67,358,606,748

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/17/21	1,605	368,909,250	14,829,552

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $5,481,280.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.
(e)	The rate shown is the current daily overnight rate.
Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DIVIDENDS RECEIVED
COMMON STOCKS 0.3% OF NET ASSETS

Diversified Financials 0.3%
The Charles Schwab Corp.	$98,294,462	$12,372,647	($571,780)	($35,845)	$100,478,386	$210,537,870	2,566,596	$1,768,662

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$67,026,706,625	$—	$—	$67,026,706,625
Short-Term Investments[1]	5,827,929	—	—	5,827,929
Time Deposits	—	326,072,194	—	326,072,194
Futures Contracts[2]	14,829,552	—	—	14,829,552
Total	$67,047,364,106	$326,072,194	$—	$67,373,436,300

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $70,735,946)		$210,537,870
Investments in securities, at value - unaffiliated (cost $25,474,589,346) including securities on loan of $5,481,280		67,148,068,878
Deposit with broker for futures contracts		24,161,500
Receivables:
Dividends		50,383,581
Fund shares sold		36,912,795
Variation margin on future contracts		797,405
Income from securities on loan		2,787
Interest	+	136
Total assets		67,470,864,952
Liabilities
Collateral held for securities on loan		5,827,929
Payables:
Fund shares redeemed		42,983,732
Investments bought		19,723,894
Investment adviser fees	+	1,103,951
Total liabilities		69,639,506
Net assets		$67,401,225,446
Net Assets by Source
Capital received from investors		$25,209,663,115
Total distributable earnings	+	42,191,562,331
Net assets		$67,401,225,446

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$67,401,225,446		946,517,470		$71.21

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$1,768,662
Dividends received from securities - unaffiliated (net of foreign withholding tax of $78,868)		829,289,109
Interest received from securities - unaffiliated		14,651
Securities on loan, net	+	208,192
Total investment income		831,280,614
Expenses
Investment adviser fees	+	11,509,654
Total expenses	–	11,509,654
Net investment income		819,770,960
Realized and Unrealized Gains (Losses)
Net realized losses on sales of securities - affiliated		(35,845)
Net realized gains on sales of securities - unaffiliated		92,243,595
Net realized gains on futures contracts	+	79,354,858
Net realized gains		171,562,608
Net change in unrealized appreciation (depreciation) on securities - affiliated		100,478,386
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		18,344,544,012
Net change in unrealized appreciation (depreciation) on futures contracts	+	18,793,661
Net change in unrealized appreciation (depreciation)	+	18,463,816,059
Net realized and unrealized gains		18,635,378,667
Increase in net assets resulting from operations		$19,455,149,627

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab S&P 500 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$819,770,960	$893,349,734
Net realized gains (losses)		171,562,608	(291,792,502)
Net change in unrealized appreciation (depreciation)	+	18,463,816,059	3,166,046,098
Increase in net assets from operations		$19,455,149,627	$3,767,603,330
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($913,293,066)	($829,255,576)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		196,724,074	$12,273,054,924	236,073,289	$11,084,108,165
Shares reinvested		13,207,873	748,622,260	13,928,557	685,702,860
Shares redeemed	+	(133,977,878)	(8,346,566,792)	(232,288,137)	(10,755,681,037)
Net transactions in fund shares		75,954,069	$4,675,110,392	17,713,709	$1,014,129,988
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		870,563,401	$44,184,258,493	852,849,692	$40,231,780,751
Total increase	+	75,954,069	23,216,966,953	17,713,709	3,952,477,742
End of period		946,517,470	$67,401,225,446	870,563,401	$44,184,258,493

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$73.73	$68.68	$64.19	$62.61	$52.40
Income (loss) from investment operations:
Net investment income (loss)[1]	1.24	1.38	1.38	1.18	1.08
Net realized and unrealized gains (losses)	30.02	5.81	6.73	3.05	10.96
Total from investment operations	31.26	7.19	8.11	4.23	12.04
Less distributions:
Distributions from net investment income	(1.42)	(1.29)	(1.28)	(1.10)	(0.97)
Distributions from net realized gains	(0.88)	(0.85)	(2.34)	(1.55)	(0.86)
Total distributions	(2.30)	(2.14)	(3.62)	(2.65)	(1.83)
Net asset value at end of period	$102.69	$73.73	$68.68	$64.19	$62.61
Total return	43.16%	10.60%	14.20%	6.84%	23.52%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.05%	0.05%	0.05%	0.05%	0.14% [2]
Net operating expenses	N/A	N/A	N/A	N/A [3]	0.12% [2]
Net investment income (loss)	1.36%	1.97%	2.15%	1.82%	1.87%
Portfolio turnover rate	5% [4]	4%	5%	4%	5%
Net assets, end of period (x 1,000,000)	$14,222	$9,774	$9,346	$7,909	$7,681

[1]	Calculated based on the average shares outstanding during the period.
[2]	Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
[3]	Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
[4]	Portfolio turnover rate excludes in-kind transactions.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Automobiles & Components 2.6%
Aptiv plc *	85,983	14,865,601
Autoliv, Inc.	25,375	2,457,569
BorgWarner, Inc.	75,450	3,400,532
Ford Motor Co. *	1,247,025	21,299,187
Fox Factory Holding Corp. *	13,489	2,171,055
General Motors Co. *	461,350	25,111,280
Gentex Corp.	75,227	2,662,284
Harley-Davidson, Inc.	49,364	1,801,292
Lear Corp.	18,984	3,262,400
QuantumScape Corp. *	73,707	2,133,081
Tesla, Inc. *	257,922	287,325,108
Thor Industries, Inc.	17,763	1,811,115
		368,300,504

Banks 4.1%
Bank of America Corp.	2,353,774	112,463,322
Bank OZK	38,957	1,740,209
BOK Financial Corp.	9,558	966,983
CIT Group, Inc.	31,503	1,560,344
Citigroup, Inc.	644,219	44,554,186
Citizens Financial Group, Inc.	135,461	6,418,142
Comerica, Inc.	42,594	3,624,324
Commerce Bancshares, Inc.	34,069	2,402,205
Cullen/Frost Bankers, Inc.	17,711	2,293,575
East West Bancorp, Inc.	45,460	3,613,161
Essent Group Ltd.	35,671	1,712,208
Fifth Third Bancorp	219,577	9,558,187
First Citizens BancShares, Inc., Class A	2,309	1,879,295
First Financial Bankshares, Inc.	40,656	2,062,072
First Horizon Corp.	176,241	2,990,810
First Republic Bank	56,023	12,119,456
Huntington Bancshares, Inc.	468,270	7,370,570
JPMorgan Chase & Co.	949,887	161,376,302
KeyCorp	304,057	7,075,406
M&T Bank Corp.	40,802	6,002,790
MGIC Investment Corp.	107,851	1,742,872
New York Community Bancorp, Inc.	145,622	1,810,081
People's United Financial, Inc.	136,959	2,347,477
Pinnacle Financial Partners, Inc.	24,312	2,347,810
Popular, Inc.	25,655	2,089,343
Prosperity Bancshares, Inc.	29,802	2,244,389
Regions Financial Corp.	303,458	7,185,885
Signature Bank	19,275	5,740,481
SVB Financial Group *	18,648	13,378,075
Synovus Financial Corp.	45,745	2,131,260
TFS Financial Corp.	16,400	319,144
The PNC Financial Services Group, Inc.	135,078	28,505,510
Truist Financial Corp.	424,238	26,926,386
U.S. Bancorp	428,839	25,889,010
Valley National Bancorp	128,918	1,709,453
Wells Fargo & Co.	1,305,264	66,777,306
SECURITY	NUMBER OF SHARES	VALUE ($)
Western Alliance Bancorp	32,863	3,815,066
Zions Bancorp NA	51,373	3,235,985
		589,979,080

Capital Goods 5.5%
3M Co.	183,913	32,861,575
A.O. Smith Corp.	42,351	3,094,588
Acuity Brands, Inc.	11,363	2,334,301
Advanced Drainage Systems, Inc.	17,721	1,998,929
AECOM *	45,682	3,123,278
AGCO Corp.	19,730	2,411,203
Allegion plc	28,299	3,630,762
AMETEK, Inc.	73,545	9,737,358
Axon Enterprise, Inc. *	20,882	3,757,925
Builders FirstSource, Inc. *	65,453	3,813,946
BWX Technologies, Inc.	30,653	1,739,251
Carlisle Cos., Inc.	16,731	3,729,674
Carrier Global Corp.	275,825	14,406,340
Caterpillar, Inc.	174,043	35,506,512
ChargePoint Holdings, Inc. *	54,247	1,344,241
Chart Industries, Inc. *	11,309	2,007,574
Colfax Corp. *	41,172	2,125,299
Crane Co.	15,943	1,646,593
Cummins, Inc.	45,674	10,954,452
Deere & Co.	90,237	30,889,027
Donaldson Co., Inc.	39,490	2,369,795
Dover Corp.	45,771	7,738,961
Eaton Corp. plc	126,758	20,884,648
EMCOR Group, Inc.	16,939	2,057,919
Emerson Electric Co.	190,093	18,440,922
Fastenal Co.	182,729	10,430,171
Fortive Corp.	113,944	8,626,700
Fortune Brands Home & Security, Inc.	43,829	4,444,261
Generac Holdings, Inc. *	20,000	9,971,200
General Dynamics Corp.	73,901	14,983,428
General Electric Co.	348,907	36,589,877
Graco, Inc.	53,942	4,055,360
HEICO Corp.	13,578	1,892,637
HEICO Corp., Class A	23,732	2,982,638
Honeywell International, Inc.	219,443	47,974,629
Howmet Aerospace, Inc.	122,588	3,639,638
Hubbell, Inc.	17,387	3,466,446
Huntington Ingalls Industries, Inc.	12,769	2,588,659
IDEX Corp.	24,029	5,348,135
Illinois Tool Works, Inc.	91,100	20,758,957
Ingersoll Rand, Inc. *	128,795	6,924,019
ITT, Inc.	27,742	2,609,690
Johnson Controls International plc	226,415	16,612,069
L3Harris Technologies, Inc.	63,815	14,711,910
Lennox International, Inc.	10,966	3,281,904
Lincoln Electric Holdings, Inc.	19,086	2,717,846
Lockheed Martin Corp.	78,317	26,026,305
Masco Corp.	78,522	5,147,117
MasTec, Inc. *	18,315	1,632,416
Nordson Corp.	17,118	4,351,567
Northrop Grumman Corp.	47,816	17,080,831
nVent Electric plc	53,516	1,897,142

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Oshkosh Corp.	21,835	2,336,345
Otis Worldwide Corp.	135,660	10,894,855
Owens Corning	32,624	3,047,408
PACCAR, Inc.	110,380	9,892,256
Parker-Hannifin Corp.	41,040	12,172,054
Pentair plc	52,740	3,901,178
Plug Power, Inc. *	163,623	6,261,852
Quanta Services, Inc.	44,503	5,397,324
Raytheon Technologies Corp.	479,184	42,580,290
RBC Bearings, Inc. *	9,033	2,113,090
Regal Rexnord Corp.	21,516	3,277,532
Rockwell Automation, Inc.	36,900	11,785,860
Roper Technologies, Inc.	33,500	16,343,645
Sensata Technologies Holding plc *	50,468	2,780,787
SiteOne Landscape Supply, Inc. *	14,071	3,306,122
Snap-on, Inc.	17,032	3,461,413
Stanley Black & Decker, Inc.	51,802	9,310,373
Sunrun, Inc. *	65,490	3,777,463
Textron, Inc.	71,176	5,256,348
The AZEK Co., Inc. *	35,429	1,299,890
The Boeing Co. *	175,150	36,261,304
The Middleby Corp. *	17,549	3,201,640
The Timken Co.	21,808	1,547,278
The Toro Co.	33,928	3,239,106
Trane Technologies plc	75,537	13,666,909
TransDigm Group, Inc. *	16,631	10,374,750
Trex Co., Inc. *	36,670	3,901,688
United Rentals, Inc. *	23,015	8,725,217
Vertiv Holdings Co.	89,688	2,303,188
Virgin Galactic Holdings, Inc. *(a)	56,450	1,058,437
W.W. Grainger, Inc.	13,906	6,440,008
Watsco, Inc.	10,390	3,008,736
WESCO International, Inc. *	14,091	1,825,630
Westinghouse Air Brake Technologies Corp.	60,083	5,451,331
WillScot Mobile Mini Holdings Corp. *	71,124	2,471,559
Woodward, Inc.	20,220	2,283,849
Xylem, Inc.	57,253	7,476,669
Zurn Water Solutions Corp.	38,335	1,390,794
		777,174,803

Commercial & Professional Services 1.1%
ADT, Inc.	48,281	403,146
ASGN, Inc. *	17,098	2,045,947
Booz Allen Hamilton Holding Corp.	42,909	3,727,076
CACI International, Inc., Class A *	7,538	2,168,230
Cintas Corp.	27,817	12,047,543
Clarivate plc *	118,217	2,772,189
Clean Harbors, Inc. *	15,849	1,783,647
Copart, Inc. *	67,658	10,506,611
CoStar Group, Inc. *	125,501	10,799,361
Dun & Bradstreet Holdings, Inc. *	47,785	900,269
Equifax, Inc.	38,712	10,739,870
Exponent, Inc.	16,491	1,893,167
IAA, Inc. *	43,379	2,587,557
IHS Markit Ltd.	126,652	16,555,949
Jacobs Engineering Group, Inc.	41,365	5,808,473
KBR, Inc.	44,663	1,895,498
Leidos Holdings, Inc.	44,945	4,493,601
ManpowerGroup, Inc.	17,414	1,683,063
MSA Safety, Inc.	11,664	1,784,942
Nielsen Holdings plc	115,046	2,329,682
Republic Services, Inc.	66,684	8,975,666
Robert Half International, Inc.	35,552	4,019,865
Rollins, Inc.	71,954	2,534,939
Stericycle, Inc. *	29,291	1,960,154
Tetra Tech, Inc.	17,303	3,039,445
SECURITY	NUMBER OF SHARES	VALUE ($)
TransUnion	60,813	7,011,131
TriNet Group, Inc. *	12,768	1,292,760
Upwork, Inc. *	38,137	1,797,015
Verisk Analytics, Inc.	51,246	10,775,496
Waste Management, Inc.	123,056	19,717,263
		158,049,555

Consumer Durables & Apparel 1.4%
Brunswick Corp.	24,806	2,309,191
Callaway Golf Co. *	37,239	1,007,315
Capri Holdings Ltd. *	48,244	2,568,511
Columbia Sportswear Co.	11,162	1,159,062
Crocs, Inc. *	19,846	3,204,137
D.R. Horton, Inc.	103,602	9,248,551
Deckers Outdoor Corp. *	8,804	3,480,309
Garmin Ltd.	48,283	6,933,439
Hanesbrands, Inc.	109,279	1,862,114
Hasbro, Inc.	40,945	3,920,893
Helen of Troy Ltd. *	7,655	1,721,992
Leggett & Platt, Inc.	42,925	2,011,036
Lennar Corp., Class A	87,303	8,724,189
Lululemon Athletica, Inc. *	37,659	17,549,471
Mattel, Inc. *	111,642	2,434,912
Mohawk Industries, Inc. *	17,762	3,147,604
Newell Brands, Inc.	119,864	2,743,687
NIKE, Inc., Class B	406,300	67,969,927
NVR, Inc. *	1,068	5,227,646
Peloton Interactive, Inc., Class A *	85,436	7,812,268
Polaris, Inc.	18,058	2,075,767
PulteGroup, Inc.	82,479	3,965,590
PVH Corp. *	22,653	2,476,653
Ralph Lauren Corp.	15,438	1,963,250
Skechers U.S.A., Inc., Class A *	42,714	1,973,814
Tapestry, Inc.	89,131	3,474,326
Tempur Sealy International, Inc.	62,440	2,776,707
Toll Brothers, Inc.	36,424	2,191,632
TopBuild Corp. *	10,524	2,704,352
VF Corp.	103,484	7,541,914
Whirlpool Corp.	20,068	4,230,936
YETI Holdings, Inc. *	27,798	2,733,377
		193,144,572

Consumer Services 2.1%
Airbnb, Inc., Class A *	106,988	18,258,572
Aramark	81,526	2,974,068
Booking Holdings, Inc. *	13,052	31,596,021
Boyd Gaming Corp. *	25,658	1,636,467
Bright Horizons Family Solutions, Inc. *	19,026	3,158,316
Caesars Entertainment, Inc. *	67,865	7,428,503
Carnival Corp. *	252,542	5,596,331
Chegg, Inc. *	44,731	2,658,811
Chipotle Mexican Grill, Inc. *	8,931	15,888,517
Choice Hotels International, Inc.	10,397	1,462,026
Churchill Downs, Inc.	10,997	2,529,310
Coursera, Inc. *	25,494	889,996
Darden Restaurants, Inc.	41,444	5,973,738
Domino’s Pizza, Inc.	11,714	5,727,795
DraftKings, Inc., Class A *	104,683	4,877,181
Expedia Group, Inc. *	46,201	7,595,906
Hilton Grand Vacations, Inc. *	28,146	1,415,181
Hilton Worldwide Holdings, Inc. *	88,593	12,752,962
Las Vegas Sands Corp. *	109,330	4,243,097
Marriott International, Inc., Class A *	86,955	13,914,539
Marriott Vacations Worldwide Corp.	13,667	2,148,726
McDonald’s Corp.	237,375	58,287,431

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
MGM Resorts International	127,186	5,998,092
Norwegian Cruise Line Holdings Ltd. *	118,357	3,044,142
Penn National Gaming, Inc. *	52,786	3,779,478
Planet Fitness, Inc., Class A *	26,332	2,094,711
Royal Caribbean Cruises Ltd. *	71,271	6,017,410
Scientific Games Corp., Class A *	30,643	2,452,972
Service Corp. International	53,650	3,674,488
Starbucks Corp.	374,800	39,755,036
Terminix Global Holdings, Inc. *	39,494	1,598,717
Texas Roadhouse, Inc.	22,213	1,972,737
The Wendy's Co.	57,183	1,275,181
Vail Resorts, Inc.	12,915	4,451,930
Wingstop, Inc.	9,454	1,630,531
Wyndham Hotels & Resorts, Inc.	29,581	2,498,707
Wynn Resorts Ltd. *	33,264	2,987,107
Yum! Brands, Inc.	93,978	11,741,611
		305,986,344

Diversified Financials 5.3%
Affiliated Managers Group, Inc.	13,098	2,198,892
AGNC Investment Corp.	166,321	2,647,830
Ally Financial, Inc.	114,626	5,472,245
American Express Co.	204,558	35,548,089
Ameriprise Financial, Inc.	36,179	10,930,761
Annaly Capital Management, Inc.	461,124	3,901,109
Apollo Global Management, Inc.	66,355	5,106,017
Ares Management Corp., Class A	51,951	4,402,328
Berkshire Hathaway, Inc., Class B *	589,194	169,104,570
BlackRock, Inc.	45,481	42,909,504
Blackstone, Inc.	218,051	30,182,619
Capital One Financial Corp.	141,806	21,416,960
Cboe Global Markets, Inc.	34,146	4,505,223
CME Group, Inc.	114,161	25,178,209
Coinbase Global, Inc., Class A *	9,123	2,914,069
Credit Acceptance Corp. *	2,839	1,698,318
Discover Financial Services	95,196	10,787,611
Equitable Holdings, Inc.	121,939	4,084,956
Evercore, Inc., Class A	12,622	1,916,524
FactSet Research Systems, Inc.	12,007	5,329,787
Franklin Resources, Inc.	89,557	2,820,150
Interactive Brokers Group, Inc., Class A	27,761	1,966,867
Intercontinental Exchange, Inc.	179,011	24,785,863
Invesco Ltd.	108,590	2,759,272
Janus Henderson Group plc	54,453	2,532,065
Jefferies Financial Group, Inc.	63,527	2,731,661
KKR & Co., Inc.	185,328	14,765,082
Lazard Ltd., Class A	35,189	1,723,909
LPL Financial Holdings, Inc.	25,425	4,170,208
MarketAxess Holdings, Inc.	12,016	4,910,579
Moody's Corp.	51,483	20,806,854
Morgan Stanley	463,984	47,688,276
Morningstar, Inc.	7,522	2,382,594
MSCI, Inc.	26,203	17,421,851
Nasdaq, Inc.	37,211	7,809,473
New Residential Investment Corp.	148,720	1,689,459
Northern Trust Corp.	66,135	8,137,250
OneMain Holdings, Inc.	35,170	1,857,328
Raymond James Financial, Inc.	58,797	5,796,796
S&P Global, Inc.	76,613	36,326,820
SEI Investments Co.	34,070	2,147,773
SLM Corp.	97,253	1,784,593
Starwood Property Trust, Inc.	91,257	2,324,316
State Street Corp.	116,196	11,451,116
Stifel Financial Corp.	33,014	2,405,730
Synchrony Financial	181,181	8,415,857
T. Rowe Price Group, Inc.	72,151	15,648,109
SECURITY	NUMBER OF SHARES	VALUE ($)
The Bank of New York Mellon Corp.	252,453	14,945,218
The Carlyle Group, Inc.	43,969	2,468,859
The Charles Schwab Corp. (b)	475,697	39,021,425
The Goldman Sachs Group, Inc.	107,154	44,292,106
Tradeweb Markets, Inc., Class A	33,466	2,981,821
Upstart Holdings, Inc. *	14,668	4,723,683
Voya Financial, Inc.	36,070	2,516,604
		758,445,188

Energy 2.6%
APA Corp.	118,875	3,115,714
Baker Hughes Co.	263,134	6,599,401
Cheniere Energy, Inc. *	75,266	7,782,504
Chesapeake Energy Corp.	31,132	1,984,354
Chevron Corp.	614,791	70,387,422
ConocoPhillips	425,727	31,712,404
Continental Resources, Inc.	18,238	890,197
Coterra Energy, Inc.	257,329	5,486,254
Devon Energy Corp.	200,206	8,024,256
Diamondback Energy, Inc.	54,115	5,800,587
EOG Resources, Inc.	185,618	17,162,240
EQT Corp. *	95,956	1,910,484
Exxon Mobil Corp.	1,345,830	86,765,660
Halliburton Co.	284,209	7,102,383
Hess Corp.	87,547	7,228,756
Kinder Morgan, Inc.	619,750	10,380,813
Marathon Oil Corp.	247,961	4,046,724
Marathon Petroleum Corp.	202,922	13,378,647
New Fortress Energy, Inc.	13,143	394,290
Occidental Petroleum Corp.	282,035	9,456,634
ONEOK, Inc.	141,735	9,017,181
Ovintiv, Inc.	82,493	3,095,137
Phillips 66	139,099	10,401,823
Pioneer Natural Resources Co.	72,126	13,486,120
Schlumberger N.V.	444,216	14,330,408
Targa Resources Corp.	73,044	3,993,315
Texas Pacific Land Corp.	1,972	2,511,677
The Williams Cos., Inc.	386,347	10,852,487
Valero Energy Corp.	130,006	10,053,364
		377,351,236

Food & Staples Retailing 1.3%
Albertsons Cos., Inc., Class A (a)	31,076	961,802
BJ's Wholesale Club Holdings, Inc. *	43,664	2,551,724
Casey's General Stores, Inc.	11,925	2,284,114
Costco Wholesale Corp.	140,509	69,065,794
Performance Food Group Co. *	49,387	2,233,774
Sysco Corp.	162,554	12,500,402
The Kroger Co.	216,094	8,648,082
U.S. Foods Holding Corp. *	70,940	2,459,490
Walgreens Boots Alliance, Inc.	228,182	10,729,118
Walmart, Inc.	454,166	67,861,484
		179,295,784

Food, Beverage & Tobacco 2.6%
Altria Group, Inc.	586,205	25,857,503
Archer-Daniels-Midland Co.	177,820	11,423,157
Beyond Meat, Inc. *(a)	19,109	1,891,409
Brown-Forman Corp., Class B	57,624	3,912,093
Bunge Ltd.	44,732	4,143,973
Campbell Soup Co.	64,114	2,561,354
Celsius Holdings, Inc. *	12,079	1,165,865
Conagra Brands, Inc.	152,766	4,919,065
Constellation Brands, Inc., Class A	53,492	11,597,601
Darling Ingredients, Inc. *	51,441	4,347,793

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Freshpet, Inc. *	13,951	2,175,100
General Mills, Inc.	192,837	11,917,327
Hormel Foods Corp.	90,360	3,824,035
Ingredion, Inc.	20,927	1,992,878
Kellogg Co.	81,204	4,977,805
Keurig Dr Pepper, Inc.	234,274	8,454,949
Lamb Weston Holdings, Inc.	45,939	2,593,257
McCormick & Co., Inc. - Non Voting Shares	78,813	6,323,167
Molson Coors Beverage Co., Class B	60,438	2,664,711
Mondelez International, Inc., Class A	444,385	26,991,945
Monster Beverage Corp. *	119,376	10,146,960
PepsiCo, Inc.	439,337	70,996,859
Philip Morris International, Inc.	495,395	46,834,643
Pilgrim's Pride Corp. *	16,389	461,514
Post Holdings, Inc. *	18,802	1,908,027
The Boston Beer Co., Inc., Class A *	2,954	1,454,786
The Coca-Cola Co.	1,234,943	69,613,737
The Hershey Co.	46,234	8,107,132
The JM Smucker Co.	34,349	4,220,118
The Kraft Heinz Co.	213,869	7,675,758
Tyson Foods, Inc., Class A	93,714	7,494,309
		372,648,830

Health Care Equipment & Services 6.1%
Abbott Laboratories	563,519	72,631,964
ABIOMED, Inc. *	14,331	4,758,465
Acadia Healthcare Co., Inc. *	28,223	1,749,826
agilon health, Inc. *	14,930	365,785
Align Technology, Inc. *	23,360	14,585,283
Amedisys, Inc. *	10,197	1,726,760
AmerisourceBergen Corp.	47,776	5,829,628
AMN Healthcare Services, Inc. *	15,038	1,484,251
Anthem, Inc.	77,511	33,727,361
Baxter International, Inc.	158,929	12,549,034
Becton, Dickinson & Co.	91,292	21,872,650
Boston Scientific Corp. *	452,616	19,521,328
Cardinal Health, Inc.	91,904	4,393,930
Centene Corp. *	185,352	13,204,476
Cerner Corp.	93,984	6,982,071
Certara, Inc. *	29,505	1,218,852
Change Healthcare, Inc. *	78,391	1,687,758
Chemed Corp.	5,006	2,414,143
Cigna Corp.	108,124	23,096,368
CVS Health Corp.	419,483	37,451,442
Danaher Corp.	201,969	62,967,875
DaVita, Inc. *	21,328	2,201,903
Dentsply Sirona, Inc.	69,400	3,970,374
DexCom, Inc. *	30,755	19,166,824
Edwards Lifesciences Corp. *	198,162	23,743,771
Encompass Health Corp.	31,317	1,990,509
Envista Holdings Corp. *	50,853	1,988,352
Globus Medical, Inc., Class A *	25,267	1,949,854
Guardant Health, Inc. *	32,211	3,761,923
HCA Healthcare, Inc.	78,368	19,628,049
HealthEquity, Inc. *	26,878	1,778,786
Henry Schein, Inc. *	44,425	3,391,849
Hill-Rom Holdings, Inc.	20,764	3,216,344
Hologic, Inc. *	80,580	5,907,320
Humana, Inc.	40,858	18,923,791
IDEXX Laboratories, Inc. *	27,044	18,015,090
Inspire Medical Systems, Inc. *	8,557	2,306,796
Insulet Corp. *	21,894	6,787,578
Integra LifeSciences Holdings Corp. *	22,791	1,514,690
Intuitive Surgical, Inc. *	113,394	40,949,975
Laboratory Corp. of America Holdings *	30,746	8,824,717
SECURITY	NUMBER OF SHARES	VALUE ($)
LHC Group, Inc. *	10,032	1,350,207
Masimo Corp. *	16,070	4,556,488
McKesson Corp.	49,188	10,225,201
Medtronic plc	427,193	51,203,353
Molina Healthcare, Inc. *	18,472	5,462,540
Novocure Ltd. *	28,338	2,906,629
Oak Street Health, Inc. *	44,425	2,098,193
Omnicell, Inc. *	13,935	2,482,520
Penumbra, Inc. *	10,978	3,035,966
Quest Diagnostics, Inc.	38,857	5,703,430
Quidel Corp. *	12,046	1,599,347
R1 RCM, Inc. *	42,577	923,921
ResMed, Inc.	46,257	12,161,428
Shockwave Medical, Inc. *	11,177	2,388,525
STAAR Surgical Co. *	15,070	1,785,192
STERIS plc	31,831	7,440,178
Stryker Corp.	106,686	28,385,944
Tandem Diabetes Care, Inc. *	19,929	2,716,921
Teladoc Health, Inc. *	50,633	7,574,190
Teleflex, Inc.	14,881	5,311,624
Tenet Healthcare Corp. *	34,039	2,439,235
The Cooper Cos., Inc.	15,655	6,526,883
UnitedHealth Group, Inc.	299,734	138,018,515
Universal Health Services, Inc., Class B	24,136	2,995,278
Veeva Systems, Inc., Class A *	43,921	13,923,396
Zimmer Biomet Holdings, Inc.	66,397	9,502,739
		866,955,588

Household & Personal Products 1.3%
Church & Dwight Co., Inc.	77,818	6,798,180
Colgate-Palmolive Co.	268,051	20,422,806
Coty, Inc., Class A *	106,337	901,738
Herbalife Nutrition Ltd. *	32,305	1,498,952
Kimberly-Clark Corp.	107,028	13,859,056
Reynolds Consumer Products, Inc.	17,599	474,821
The Clorox Co.	39,063	6,367,659
The Estee Lauder Cos., Inc., Class A	73,703	23,904,094
The Procter & Gamble Co.	771,600	110,331,084
		184,558,390

Insurance 2.0%
Aflac, Inc.	196,096	10,524,472
Alleghany Corp. *	4,448	2,897,338
American Financial Group, Inc.	21,006	2,857,656
American International Group, Inc.	271,796	16,060,426
American National Group, Inc.	4,093	776,483
Aon plc, Class A	71,763	22,958,419
Arch Capital Group Ltd. *	125,784	5,260,287
Arthur J. Gallagher & Co.	65,939	11,055,992
Assurant, Inc.	18,685	3,014,077
Athene Holding Ltd., Class A *	41,459	3,607,348
Brown & Brown, Inc.	74,226	4,684,403
Chubb Ltd.	139,455	27,246,718
Cincinnati Financial Corp.	47,507	5,769,250
CNA Financial Corp.	8,422	377,811
Erie Indemnity Co., Class A	7,915	1,628,986
Everest Re Group Ltd.	12,644	3,306,406
Fidelity National Financial, Inc.	90,713	4,346,060
First American Financial Corp.	35,382	2,587,840
Globe Life, Inc.	29,671	2,641,312
Lincoln National Corp.	56,130	4,049,780
Loews Corp.	64,374	3,609,450
Markel Corp. *	4,357	5,721,307
Marsh & McLennan Cos., Inc.	161,033	26,860,304
MetLife, Inc.	231,521	14,539,519

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Old Republic International Corp.	89,629	2,315,117
Primerica, Inc.	12,550	2,111,412
Principal Financial Group, Inc.	79,342	5,323,055
Prudential Financial, Inc.	122,917	13,527,016
Reinsurance Group of America, Inc.	21,339	2,519,709
RenaissanceRe Holdings Ltd.	14,960	2,121,328
The Allstate Corp.	93,995	11,624,362
The Hartford Financial Services Group, Inc.	110,355	8,048,190
The Progressive Corp.	186,002	17,647,870
The Travelers Cos., Inc.	79,293	12,756,658
Unum Group	66,203	1,686,190
W.R. Berkley Corp.	44,593	3,549,603
Willis Towers Watson plc	41,028	9,940,264
		279,552,418

Materials 2.6%
Air Products & Chemicals, Inc.	70,369	21,097,330
Albemarle Corp.	37,107	9,294,190
Alcoa Corp.	59,778	2,746,799
Amcor plc	490,137	5,915,954
AptarGroup, Inc.	20,939	2,529,012
Ashland Global Holdings, Inc.	18,074	1,735,285
Avery Dennison Corp.	26,345	5,735,833
Axalta Coating Systems Ltd. *	68,801	2,145,903
Ball Corp.	103,824	9,497,820
Berry Global Group, Inc. *	42,814	2,806,030
Celanese Corp.	35,340	5,707,763
CF Industries Holdings, Inc.	67,780	3,849,904
Cleveland-Cliffs, Inc. *	144,575	3,485,703
Corteva, Inc.	233,356	10,069,311
Crown Holdings, Inc.	41,755	4,342,102
Diversey Holdings Ltd. *	14,326	249,272
Dow, Inc.	237,157	13,273,677
DuPont de Nemours, Inc.	166,272	11,572,531
Eagle Materials, Inc.	13,089	1,941,884
Eastman Chemical Co.	43,182	4,492,223
Ecolab, Inc.	79,126	17,583,380
Element Solutions, Inc.	69,280	1,573,349
FMC Corp.	41,171	3,746,973
Freeport-McMoRan, Inc.	466,640	17,601,661
Graphic Packaging Holding Co.	90,185	1,797,387
Huntsman Corp.	65,851	2,145,426
International Flavors & Fragrances, Inc.	79,166	11,673,027
International Paper Co.	124,290	6,173,484
Linde plc	164,152	52,397,318
Louisiana-Pacific Corp.	30,264	1,783,458
LyondellBasell Industries N.V., Class A	84,058	7,802,264
Martin Marietta Materials, Inc.	19,786	7,772,732
MP Materials Corp. *	23,731	803,294
Newmont Corp.	253,985	13,715,190
Nucor Corp.	93,349	10,422,416
Olin Corp.	45,927	2,616,920
Packaging Corp. of America	29,986	4,119,177
PPG Industries, Inc.	75,459	12,116,452
Reliance Steel & Aluminum Co.	20,052	2,930,800
Royal Gold, Inc.	20,934	2,072,885
RPM International, Inc.	41,281	3,599,703
Sealed Air Corp.	47,599	2,823,573
Sonoco Products Co.	31,224	1,809,431
Steel Dynamics, Inc.	61,614	4,071,453
Sylvamo Corp. *	11,299	318,180
The Chemours Co.	52,531	1,471,919
The Mosaic Co.	110,707	4,602,090
The Scotts Miracle-Gro Co.	12,918	1,917,806
SECURITY	NUMBER OF SHARES	VALUE ($)
The Sherwin-Williams Co.	77,022	24,385,935
United States Steel Corp.	85,974	2,268,854
Valvoline, Inc.	57,461	1,951,376
Vulcan Materials Co.	42,330	8,047,780
Westlake Chemical Corp.	10,358	1,008,248
WestRock Co.	85,555	4,115,195
		365,727,662

Media & Entertainment 9.0%
Activision Blizzard, Inc.	247,182	19,327,161
Alphabet, Inc., Class A *	95,712	283,395,575
Alphabet, Inc., Class C *	89,550	265,552,466
Altice USA, Inc., Class A *	73,704	1,201,375
AMC Entertainment Holdings, Inc., Class A *(a)	163,168	5,771,252
Bumble, Inc., Class A *	22,502	1,181,805
Cable One, Inc.	1,570	2,686,600
Charter Communications, Inc., Class A *	40,308	27,203,466
Comcast Corp., Class A	1,455,613	74,862,177
Discovery, Inc., Class C *	97,793	2,206,210
DISH Network Corp., Class A *	79,868	3,280,179
Electronic Arts, Inc.	90,433	12,683,228
Endeavor Group Holdings, Inc., Class A *(a)	6,502	174,774
Fox Corp., Class A	103,209	4,101,526
Fox Corp., Class B	46,486	1,718,123
IAC/InterActiveCorp. *	26,509	4,039,176
Liberty Broadband Corp., Class C *	46,058	7,482,122
Liberty Media Corp. - Liberty Formula One, Class C *	65,233	3,640,001
Liberty Media Corp. - Liberty SiriusXM, Class C *	50,579	2,494,556
Live Nation Entertainment, Inc. *	41,823	4,230,396
Match Group, Inc. *	87,980	13,265,624
Meta Platforms, Inc., Class A *	757,713	245,173,195
Netflix, Inc. *	140,684	97,115,572
News Corp., Class A	124,961	2,861,607
Nexstar Media Group, Inc., Class A	13,230	1,983,574
Omnicom Group, Inc.	68,022	4,630,938
Pinterest, Inc., Class A *	175,841	7,849,542
Playtika Holding Corp. *	32,468	918,195
ROBLOX Corp., Class A *	13,133	1,103,435
Roku, Inc. *	36,992	11,278,861
Sirius XM Holdings, Inc. (a)	294,747	1,795,009
Snap, Inc., Class A *	332,932	17,505,565
Take-Two Interactive Software, Inc. *	37,242	6,740,802
The Interpublic Group of Cos., Inc.	125,758	4,598,970
The New York Times Co., Class A	53,007	2,893,652
The Walt Disney Co. *	577,531	97,643,166
Twitter, Inc. *	253,637	13,579,725
ViacomCBS, Inc., Class B	192,528	6,973,364
Vimeo, Inc. *	49,561	1,671,693
Ziff Davis, Inc. *	15,297	1,962,146
ZoomInfo Technologies, Inc., Class A *	57,784	3,884,240
Zynga, Inc., Class A *	323,361	2,386,404
		1,275,047,447

Pharmaceuticals, Biotechnology & Life Sciences 6.8%
10X Genomics, Inc., Class A *	28,807	4,645,705
AbbVie, Inc.	561,692	64,409,222
Acceleron Pharma, Inc. *	17,288	3,011,224
Adaptive Biotechnologies Corp. *	34,467	1,151,542
Agilent Technologies, Inc.	96,457	15,191,013
Alnylam Pharmaceuticals, Inc. *	37,708	6,016,688

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Amgen, Inc.	180,483	37,354,567
Apellis Pharmaceuticals, Inc. *	22,678	697,122
Arrowhead Pharmaceuticals, Inc. *	33,545	2,140,842
Avantor, Inc. *	185,675	7,497,557
Beam Therapeutics, Inc. *	13,921	1,235,767
Biogen, Inc. *	47,369	12,632,365
Biohaven Pharmaceutical Holding Co., Ltd. *	18,408	2,619,827
BioMarin Pharmaceutical, Inc. *	58,484	4,633,687
Bio-Rad Laboratories, Inc., Class A *	6,830	5,427,664
Bio-Techne Corp.	12,365	6,474,932
Blueprint Medicines Corp. *	18,476	2,078,365
Bridgebio Pharma, Inc. *	34,725	1,714,721
Bristol-Myers Squibb Co.	706,397	41,253,585
Bruker Corp.	32,140	2,580,842
Catalent, Inc. *	54,136	7,463,189
Charles River Laboratories International, Inc. *	16,018	7,186,956
Denali Therapeutics, Inc. *	29,377	1,420,378
Elanco Animal Health, Inc. *	149,658	4,920,755
Eli Lilly & Co.	252,374	64,294,800
Exact Sciences Corp. *	54,886	5,226,245
Exelixis, Inc. *	100,412	2,159,862
Fate Therapeutics, Inc. *	25,409	1,367,004
Gilead Sciences, Inc.	398,506	25,855,069
Halozyme Therapeutics, Inc. *	45,186	1,720,231
Horizon Therapeutics plc *	71,788	8,608,099
Illumina, Inc. *	46,631	19,354,663
Incyte Corp. *	59,846	4,008,485
Intellia Therapeutics, Inc. *	21,727	2,889,256
Invitae Corp. *	63,550	1,684,075
Ionis Pharmaceuticals, Inc. *	44,590	1,421,083
IQVIA Holdings, Inc. *	60,899	15,920,217
Jazz Pharmaceuticals plc *	19,201	2,554,501
Johnson & Johnson	836,779	136,294,564
Maravai LifeSciences Holdings, Inc., Class A *	34,665	1,465,983
Medpace Holdings, Inc. *	9,166	2,076,557
Merck & Co., Inc.	804,704	70,854,187
Mettler-Toledo International, Inc. *	7,346	10,878,544
Mirati Therapeutics, Inc. *	14,561	2,752,320
Moderna, Inc. *	111,624	38,533,721
Natera, Inc. *	27,723	3,176,224
NeoGenomics, Inc. *	39,039	1,795,794
Neurocrine Biosciences, Inc. *	30,228	3,186,333
Novavax, Inc. *	23,677	3,523,848
Organon & Co.	80,826	2,970,356
Pacific Biosciences of California, Inc. *	63,628	1,684,869
PerkinElmer, Inc.	35,636	6,303,652
Perrigo Co., plc	42,834	1,933,955
Pfizer, Inc.	1,782,248	77,955,528
PPD, Inc. *	37,917	1,788,545
Regeneron Pharmaceuticals, Inc. *	33,404	21,376,556
Repligen Corp. *	16,253	4,721,497
Royalty Pharma plc, Class A	112,685	4,454,438
Sarepta Therapeutics, Inc. *	27,341	2,163,493
Seagen, Inc. *	42,204	7,441,831
Sotera Health Co. *	31,432	776,370
Syneos Health, Inc. *	32,794	3,060,992
Thermo Fisher Scientific, Inc.	125,057	79,169,835
Twist Bioscience Corp. *	15,543	1,846,508
Ultragenyx Pharmaceutical, Inc. *	21,559	1,809,231
United Therapeutics Corp. *	14,168	2,702,688
Vertex Pharmaceuticals, Inc. *	82,450	15,247,479
Viatris, Inc.	382,410	5,105,174
Vir Biotechnology, Inc. *	23,248	877,147
Waters Corp. *	19,497	7,166,122
SECURITY	NUMBER OF SHARES	VALUE ($)
West Pharmaceutical Services, Inc.	23,512	10,107,339
Zoetis, Inc.	150,653	32,571,179
		968,594,964

Real Estate 3.1%
Alexandria Real Estate Equities, Inc.	44,070	8,996,450
American Campus Communities, Inc.	44,609	2,396,395
American Homes 4 Rent, Class A	86,486	3,511,332
American Tower Corp.	144,660	40,789,780
Americold Realty Trust	83,001	2,446,039
Apartment Income REIT Corp.	49,961	2,678,409
AvalonBay Communities, Inc.	44,390	10,506,225
Boston Properties, Inc.	44,924	5,105,163
Brixmor Property Group, Inc.	93,339	2,187,866
Camden Property Trust	31,979	5,215,775
CBRE Group, Inc., Class A *	106,680	11,103,254
Compass, Inc., Class A *	8,684	113,760
CoreSite Realty Corp.	13,994	1,993,585
Cousins Properties, Inc.	47,237	1,871,058
Crown Castle International Corp.	137,382	24,769,975
CubeSmart	63,559	3,496,381
CyrusOne, Inc.	39,187	3,214,118
Digital Realty Trust, Inc.	89,832	14,176,388
Douglas Emmett, Inc.	55,778	1,822,825
Duke Realty Corp.	119,629	6,727,935
EastGroup Properties, Inc.	12,718	2,515,366
Equinix, Inc.	28,530	23,881,607
Equity LifeStyle Properties, Inc.	54,650	4,618,471
Equity Residential	108,344	9,360,922
Essex Property Trust, Inc.	20,678	7,029,072
eXp World Holdings, Inc.	20,945	1,080,762
Extra Space Storage, Inc.	42,543	8,396,712
Federal Realty Investment Trust	22,481	2,705,588
First Industrial Realty Trust, Inc.	41,572	2,420,738
Gaming & Leisure Properties, Inc.	70,087	3,398,519
Healthcare Trust of America, Inc., Class A	68,788	2,296,831
Healthpeak Properties, Inc.	171,171	6,078,282
Host Hotels & Resorts, Inc. *	227,907	3,835,675
Innovative Industrial Properties, Inc.	7,611	2,002,378
Invitation Homes, Inc.	183,836	7,583,235
Iron Mountain, Inc.	91,825	4,190,893
Jones Lang LaSalle, Inc. *	16,108	4,159,569
Kilroy Realty Corp.	33,199	2,236,949
Kimco Realty Corp.	196,282	4,435,973
Lamar Advertising Co., Class A	27,843	3,151,828
Life Storage, Inc.	25,168	3,367,730
Medical Properties Trust, Inc.	190,697	4,067,567
Mid-America Apartment Communities, Inc.	36,706	7,495,732
National Retail Properties, Inc.	56,375	2,557,170
Omega Healthcare Investors, Inc.	75,332	2,211,747
Opendoor Technologies, Inc. *	121,101	2,871,305
Prologis, Inc.	234,981	34,062,846
Public Storage	48,465	16,099,104
Rayonier, Inc.	44,937	1,677,498
Realty Income Corp.	123,899	8,850,106
Redfin Corp. *	33,626	1,726,359
Regency Centers Corp.	48,608	3,422,489
Rexford Industrial Realty, Inc.	43,544	2,926,157
SBA Communications Corp.	34,809	12,020,592
Simon Property Group, Inc.	104,472	15,313,506
Spirit Realty Capital, Inc.	37,890	1,853,958
STAG Industrial, Inc.	51,520	2,242,666
STORE Capital Corp.	78,202	2,684,675
Sun Communities, Inc.	36,838	7,219,511
UDR, Inc.	88,735	4,927,455

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ventas, Inc.	125,067	6,674,826
VEREIT, Inc.	72,724	3,658,017
VICI Properties, Inc.	195,110	5,726,478
Vornado Realty Trust	50,165	2,138,534
Welltower, Inc.	134,090	10,780,836
Weyerhaeuser Co.	238,361	8,514,255
WP Carey, Inc.	58,601	4,518,723
Zillow Group, Inc., Class A *	11,796	1,247,073
Zillow Group, Inc., Class C *	53,705	5,565,449
		444,924,447

Retailing 6.5%
Advance Auto Parts, Inc.	20,826	4,696,680
Amazon.com, Inc. *	138,440	466,879,209
AutoNation, Inc. *	13,928	1,686,959
AutoZone, Inc. *	6,854	12,233,293
Bath & Body Works, Inc.	83,777	5,788,153
Best Buy Co., Inc.	71,422	8,730,625
Burlington Stores, Inc. *	21,177	5,850,993
CarMax, Inc. *	51,817	7,094,784
Carvana Co. *	26,866	8,145,234
Chewy, Inc., Class A *	27,632	2,094,506
Dick's Sporting Goods, Inc.	20,860	2,591,021
Dollar General Corp.	75,126	16,641,912
Dollar Tree, Inc. *	73,523	7,922,838
DoorDash, Inc., Class A *	48,692	9,485,202
eBay, Inc.	206,628	15,852,500
Etsy, Inc. *	40,235	10,086,512
Five Below, Inc. *	17,637	3,479,780
Floor & Decor Holdings, Inc., Class A *	33,540	4,558,757
Foot Locker, Inc.	28,744	1,370,226
GameStop Corp., Class A *	19,778	3,629,461
Genuine Parts Co.	45,539	5,970,618
Kohl's Corp.	49,508	2,402,623
Lithia Motors, Inc.	9,609	3,067,385
LKQ Corp. *	85,930	4,733,024
Lowe’s Cos., Inc.	224,735	52,547,538
Macy's, Inc.	99,248	2,627,095
O'Reilly Automotive, Inc. *	21,928	13,646,233
Penske Automotive Group, Inc.	10,012	1,061,773
Pool Corp.	12,747	6,566,745
RH *	5,382	3,550,129
Ross Stores, Inc.	113,597	12,859,180
Target Corp.	157,290	40,835,630
The Gap, Inc.	67,326	1,527,627
The Home Depot, Inc.	338,005	125,649,979
The TJX Cos., Inc.	383,650	25,125,238
Tractor Supply Co.	36,379	7,900,427
Ulta Beauty, Inc. *	17,342	6,370,757
Victoria's Secret & Co. *	23,889	1,205,678
Wayfair, Inc., Class A *	24,581	6,123,127
Williams-Sonoma, Inc.	23,895	4,438,018
		927,027,469

Semiconductors & Semiconductor Equipment 5.4%
Advanced Micro Devices, Inc. *	385,554	46,355,157
Allegro MicroSystems, Inc. *	17,422	581,198
Amkor Technology, Inc.	31,733	695,587
Analog Devices, Inc.	170,942	29,656,728
Applied Materials, Inc.	290,490	39,695,459
Broadcom, Inc.	130,381	69,319,666
Brooks Automation, Inc.	23,498	2,736,342
Enphase Energy, Inc. *	42,787	9,910,753
Entegris, Inc.	43,333	6,100,420
First Solar, Inc. *	31,416	3,757,039
Intel Corp.	1,289,494	63,185,206
SECURITY	NUMBER OF SHARES	VALUE ($)
KLA Corp.	48,610	18,119,864
Lam Research Corp.	45,290	25,524,085
Lattice Semiconductor Corp. *	43,302	3,006,891
Marvell Technology, Inc.	260,425	17,839,113
Microchip Technology, Inc.	174,108	12,899,662
Micron Technology, Inc.	357,801	24,724,049
MKS Instruments, Inc.	17,685	2,653,634
Monolithic Power Systems, Inc.	13,707	7,202,480
NVIDIA Corp.	792,135	202,525,155
NXP Semiconductors N.V.	84,249	16,922,254
ON Semiconductor Corp. *	136,795	6,575,736
Power Integrations, Inc.	19,121	1,973,478
Qorvo, Inc. *	35,290	5,936,837
QUALCOMM, Inc.	358,510	47,696,170
Silicon Laboratories, Inc. *	13,051	2,463,507
Skyworks Solutions, Inc.	52,474	8,769,980
SolarEdge Technologies, Inc. *	16,738	5,936,634
Synaptics, Inc. *	11,174	2,174,125
Teradyne, Inc.	52,402	7,244,053
Texas Instruments, Inc.	293,375	55,001,945
Universal Display Corp.	13,786	2,525,595
Wolfspeed, Inc. *	36,537	4,388,459
Xilinx, Inc.	78,830	14,189,400
		768,286,661

Software & Services 15.7%
Accenture plc, Class A	201,527	72,305,872
Adobe, Inc. *	151,432	98,485,316
Affirm Holdings, Inc. *	29,554	4,802,525
Akamai Technologies, Inc. *	51,664	5,448,485
Amdocs Ltd.	40,786	3,174,782
Anaplan, Inc. *	46,000	2,999,660
ANSYS, Inc. *	27,720	10,521,958
AppLovin Corp., Class A *	8,558	840,824
Asana, Inc., Class A *	24,817	3,370,149
Aspen Technology, Inc. *	21,830	3,420,543
Autodesk, Inc. *	69,924	22,208,562
Automatic Data Processing, Inc.	134,446	30,181,783
Avalara, Inc. *	27,337	4,910,819
Bentley Systems, Inc., Class B	58,355	3,451,698
Bill.com Holdings, Inc. *	28,060	8,258,339
Black Knight, Inc. *	49,700	3,484,467
Blackline, Inc. *	16,864	2,139,536
Broadridge Financial Solutions, Inc.	36,847	6,573,873
C3.ai, Inc., Class A *	22,237	1,003,333
Cadence Design Systems, Inc. *	87,973	15,229,006
Ceridian HCM Holding, Inc. *	42,846	5,366,462
Citrix Systems, Inc.	39,683	3,759,171
Cloudflare, Inc., Class A *	83,734	16,304,684
Cognizant Technology Solutions Corp., Class A	166,991	13,040,327
Concentrix Corp.	13,803	2,452,517
Consensus Cloud Solutions, Inc. *	5,099	322,919
Coupa Software, Inc. *	23,513	5,353,910
Crowdstrike Holdings, Inc., Class A *	63,333	17,847,239
Datadog, Inc., Class A *	76,200	12,729,210
Digital Turbine, Inc. *	27,802	2,392,640
DigitalOcean Holdings, Inc. *	5,458	532,646
DocuSign, Inc. *	61,929	17,234,221
Dolby Laboratories, Inc., Class A	20,661	1,825,399
DoubleVerify Holdings, Inc. *	4,498	177,806
Dropbox, Inc., Class A *	91,212	2,781,054
Duck Creek Technologies, Inc. *	23,835	750,803
DXC Technology Co. *	79,190	2,579,218
Dynatrace, Inc. *	62,321	4,674,075
Elastic N.V. *	22,681	3,935,380
EPAM Systems, Inc. *	17,993	12,113,607

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Euronet Worldwide, Inc. *	17,044	1,912,166
Everbridge, Inc. *	12,102	1,927,970
Fair Isaac Corp. *	9,014	3,589,375
Fastly, Inc., Class A *	33,729	1,707,025
Fidelity National Information Services, Inc.	196,298	21,738,041
Fiserv, Inc. *	189,374	18,651,445
Five9, Inc. *	21,618	3,415,860
FleetCor Technologies, Inc. *	26,241	6,492,286
Fortinet, Inc. *	43,080	14,489,527
Gartner, Inc. *	26,576	8,820,840
Genpact Ltd.	54,713	2,700,087
Global Payments, Inc.	93,352	13,348,402
GoDaddy, Inc., Class A *	53,855	3,725,150
Guidewire Software, Inc. *	26,397	3,318,895
HubSpot, Inc. *	14,193	11,499,594
International Business Machines Corp.	284,875	35,637,862
Intuit, Inc.	86,857	54,371,613
Jack Henry & Associates, Inc.	23,748	3,953,567
Manhattan Associates, Inc. *	20,137	3,655,671
Mastercard, Inc., Class A	276,890	92,902,133
Maximus, Inc.	19,808	1,675,163
Microsoft Corp.	2,388,770	792,163,907
MicroStrategy, Inc., Class A *(a)	2,474	1,769,058
MongoDB, Inc. *	20,545	10,709,903
nCino, Inc. *	17,889	1,299,815
NCR Corp. *	42,402	1,676,575
NortonLifeLock, Inc.	184,708	4,700,819
Nuance Communications, Inc. *	90,547	4,984,612
Nutanix, Inc., Class A *	65,508	2,247,579
Okta, Inc. *	39,748	9,824,911
Oracle Corp.	523,596	50,233,800
Palantir Technologies, Inc., Class A *	498,235	12,894,322
Palo Alto Networks, Inc. *	30,954	15,758,372
Paychex, Inc.	101,708	12,538,562
Paycom Software, Inc. *	15,277	8,369,504
Paylocity Holding Corp. *	12,487	3,810,283
PayPal Holdings, Inc. *	373,488	86,869,574
Pegasystems, Inc.	12,737	1,512,137
PTC, Inc. *	33,736	4,296,280
Rapid7, Inc. *	17,643	2,271,536
RingCentral, Inc., Class A *	25,939	6,323,409
salesforce.com, Inc. *	308,798	92,543,673
ServiceNow, Inc. *	62,962	43,932,365
Smartsheet, Inc., Class A *	39,759	2,743,769
Snowflake, Inc., Class A *	72,478	25,645,616
Splunk, Inc. *	52,028	8,575,255
Sprout Social, Inc., Class A *	14,327	1,829,271
Square, Inc., Class A *	126,426	32,175,417
SS&C Technologies Holdings, Inc.	70,490	5,601,840
Synopsys, Inc. *	48,483	16,153,566
Teradata Corp. *	34,670	1,960,935
The Trade Desk, Inc., Class A *	137,920	10,331,587
The Western Union Co.	130,451	2,376,817
Twilio, Inc., Class A *	53,059	15,459,270
Tyler Technologies, Inc. *	12,955	7,037,415
UiPath, Inc., Class A *	81,318	4,086,230
Unity Software, Inc. *	50,289	7,609,229
Varonis Systems, Inc. *	34,107	2,208,087
VeriSign, Inc. *	30,884	6,876,940
Visa, Inc., Class A	536,401	113,593,640
VMware, Inc., Class A *(a)	25,342	3,844,381
WEX, Inc. *	14,404	2,156,279
Workday, Inc., Class A *	60,067	17,418,229
Workiva, Inc. *	13,661	2,043,003
Zendesk, Inc. *	37,986	3,866,975
SECURITY	NUMBER OF SHARES	VALUE ($)
Zoom Video Communications, Inc., Class A *	68,810	18,898,667
Zscaler, Inc. *	24,816	7,912,830
		2,229,653,734

Technology Hardware & Equipment 7.1%
Amphenol Corp., Class A	189,988	14,585,379
Apple Inc.	4,991,730	747,761,154
Arista Networks, Inc. *	17,874	7,322,799
Arrow Electronics, Inc. *	22,748	2,633,081
CDW Corp.	43,676	8,152,125
Ciena Corp. *	49,100	2,665,639
Cisco Systems, Inc.	1,339,504	74,972,039
Cognex Corp.	56,126	4,916,076
Coherent, Inc. *	7,793	1,982,539
Corning, Inc.	244,245	8,687,795
Dell Technologies, Inc., Class C *	88,130	9,693,419
F5 Networks, Inc. *	19,078	4,028,320
Hewlett Packard Enterprise Co.	417,205	6,112,053
HP, Inc.	381,602	11,573,989
II-VI, Inc. *	33,796	2,044,996
IPG Photonics Corp. *	11,535	1,834,180
Jabil, Inc.	46,264	2,773,989
Juniper Networks, Inc.	102,862	3,036,486
Keysight Technologies, Inc. *	58,525	10,535,670
Littelfuse, Inc.	7,876	2,319,876
Lumentum Holdings, Inc. *	24,456	2,019,576
Motorola Solutions, Inc.	53,781	13,369,419
National Instruments Corp.	41,806	1,775,501
NetApp, Inc.	71,125	6,351,462
Novanta, Inc. *	11,214	1,935,088
Pure Storage, Inc., Class A *	84,751	2,276,412
Seagate Technology Holdings plc	66,526	5,925,471
SYNNEX Corp.	13,180	1,383,900
TE Connectivity Ltd.	104,219	15,215,974
Teledyne Technologies, Inc. *	14,805	6,650,702
Trimble, Inc. *	79,928	6,983,309
Ubiquiti, Inc.	1,986	606,783
Vontier Corp.	54,184	1,833,045
Western Digital Corp. *	97,207	5,082,954
Zebra Technologies Corp., Class A *	16,968	9,060,064
		1,008,101,264

Telecommunication Services 1.1%
AT&T, Inc.	2,269,353	57,323,857
Frontier Communications Parent, Inc. *	65,961	2,042,153
Iridium Communications, Inc. *	41,910	1,699,450
Liberty Global plc, Class C *	110,348	3,182,436
Lumen Technologies, Inc.	317,046	3,760,166
T-Mobile US, Inc. *	186,355	21,436,416
Verizon Communications, Inc.	1,315,774	69,722,864
		159,167,342

Transportation 1.9%
Alaska Air Group, Inc. *	40,258	2,125,622
AMERCO	3,110	2,292,039
American Airlines Group, Inc. *	205,783	3,951,034
Avis Budget Group, Inc. *	15,024	2,603,809
C.H. Robinson Worldwide, Inc.	41,643	4,038,955
CSX Corp.	716,528	25,916,818
Delta Air Lines, Inc. *	202,985	7,942,803
Expeditors International of Washington, Inc.	53,832	6,635,332
FedEx Corp.	78,204	18,419,388

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
GXO Logistics, Inc. *	31,339	2,782,903
JB Hunt Transport Services, Inc.	26,828	5,290,213
Kansas City Southern	28,915	8,970,879
Knight-Swift Transportation Holdings, Inc.	52,718	2,988,583
Landstar System, Inc.	12,380	2,176,528
Lyft, Inc., Class A *	92,380	4,237,471
Norfolk Southern Corp.	78,496	23,003,253
Old Dominion Freight Line, Inc.	29,810	10,175,644
Saia, Inc. *	8,339	2,607,105
Southwest Airlines Co. *	187,801	8,879,231
TuSimple Holdings, Inc., Class A *	10,592	414,359
Uber Technologies, Inc. *	515,152	22,573,961
Union Pacific Corp.	207,276	50,036,426
United Airlines Holdings, Inc. *	103,248	4,763,863
United Parcel Service, Inc., Class B	231,505	49,419,372
XPO Logistics, Inc. *	31,338	2,688,800
		274,934,391

Utilities 2.3%
Alliant Energy Corp.	80,085	4,530,408
Ameren Corp.	81,379	6,859,436
American Electric Power Co., Inc.	159,111	13,478,293
American Water Works Co., Inc.	57,742	10,057,502
Atmos Energy Corp.	41,945	3,863,973
Avangrid, Inc.	22,070	1,163,089
CenterPoint Energy, Inc.	188,462	4,907,551
CMS Energy Corp.	92,067	5,556,243
Consolidated Edison, Inc.	112,323	8,469,154
Dominion Energy, Inc.	257,000	19,514,010
DTE Energy Co.	61,587	6,980,886
Duke Energy Corp.	244,592	24,950,830
Edison International	120,775	7,600,371
Entergy Corp.	63,667	6,558,974
Essential Utilities, Inc.	71,172	3,350,066
Evergy, Inc.	72,700	4,634,625
Eversource Energy	109,282	9,278,042
Exelon Corp.	310,905	16,537,037
FirstEnergy Corp.	172,347	6,640,530
IDACORP, Inc.	16,060	1,675,379
MDU Resources Group, Inc.	65,040	1,998,679
NextEra Energy, Inc.	623,617	53,213,239
NiSource, Inc.	125,076	3,085,625
NRG Energy, Inc.	77,658	3,097,778
OGE Energy Corp.	62,742	2,137,620
PG&E Corp. *	478,621	5,552,004
Pinnacle West Capital Corp.	36,199	2,334,474
PPL Corp.	244,237	7,034,026
SECURITY	NUMBER OF SHARES	VALUE ($)
Public Service Enterprise Group, Inc.	160,698	10,252,532
Sempra Energy	101,613	12,968,867
The AES Corp.	210,544	5,290,971
The Southern Co.	336,754	20,986,509
UGI Corp.	66,266	2,876,607
Vistra Corp.	151,772	2,973,213
WEC Energy Group, Inc.	100,236	9,027,254
Xcel Energy, Inc.	171,244	11,060,650
		320,496,447
Total Common Stocks (Cost $3,024,070,647)		14,153,404,120

SHORT-TERM INVESTMENTS 0.4% OF NET ASSETS

Money Market Funds 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	47,164,568	47,164,568
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)(d)	11,178,669	11,178,669
		58,343,237
Total Short-Term Investments (Cost $58,343,237)		58,343,237
Total Investments in Securities (Cost $3,082,413,884)		14,211,747,357

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/17/21	279	64,128,150	2,092,641

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $10,928,190.
(b)	Issuer is affiliated with the fund’s investment adviser.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust

Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DIVIDENDS RECEIVED
COMMON STOCKS 0.3% OF NET ASSETS

Diversified Financials 0.3%
The Charles Schwab Corp.	$19,174,156	$1,215,400	($675,035)	$6,770	$19,300,134	$39,021,425	475,697	$341,029

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$14,153,404,120	$—	$—	$14,153,404,120
Short-Term Investments[1]	58,343,237	—	—	58,343,237
Futures Contracts[2]	2,092,641	—	—	2,092,641
Total	$14,213,839,998	$—	$—	$14,213,839,998

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $3,841,180)		$39,021,425
Investments in securities, at value - unaffiliated (cost $3,078,572,704) including securities on loan of $10,928,190		14,172,725,932
Cash		1,264,902
Deposit with broker for futures contracts		7,256,500
Receivables:
Dividends		9,826,333
Fund shares sold		6,102,520
Variation margin on future contracts		127,789
Income from securities on loan	+	20,208
Total assets		14,236,345,609
Liabilities
Collateral held for securities on loan		11,178,669
Payables:
Fund shares redeemed		2,367,788
Investment adviser fees	+	584,296
Total liabilities		14,130,753
Net assets		$14,222,214,856
Net Assets by Source
Capital received from investors		$2,864,705,120
Total distributable earnings	+	11,357,509,736
Net assets		$14,222,214,856

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$14,222,214,856		138,499,688		$102.69

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab 1000 Index Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$341,029
Dividends received from securities - unaffiliated (net of foreign withholding tax of $26,950)		176,905,959
Securities on loan, net	+	122,456
Total investment income		177,369,444
Expenses
Investment adviser fees	+	6,273,096
Total expenses	–	6,273,096
Net investment income		171,096,348
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - affiliated		6,770
Net realized gains on sales of securities - unaffiliated		141,317,673
Net realized gains on futures contracts	+	17,125,245
Net realized gains		158,449,688
Net change in unrealized appreciation (depreciation) on securities - affiliated		19,300,134
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		3,909,553,724
Net change in unrealized appreciation (depreciation) on futures contracts	+	3,416,294
Net change in unrealized appreciation (depreciation)	+	3,932,270,152
Net realized and unrealized gains		4,090,719,840
Increase in net assets resulting from operations		$4,261,816,188

Schwab Equity Index Funds  |  Annual Report
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Schwab 1000 Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$171,096,348	$187,130,898
Net realized gains		158,449,688	117,738,056
Net change in unrealized appreciation (depreciation)	+	3,932,270,152	641,934,662
Increase in net assets from operations		$4,261,816,188	$946,803,616
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($306,286,999)	($290,754,043)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		15,568,422	$1,394,601,301	13,800,508	$925,426,862
Shares reinvested		3,026,807	250,256,414	3,367,064	238,859,473
Shares redeemed	+	(12,663,564)	(1,152,112,463)	(20,677,471)	(1,392,525,764)
Net transactions in fund shares		5,931,665	$492,745,252	(3,509,899)	($228,239,429)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		132,568,023	$9,773,940,415	136,077,922	$9,346,130,271
Total increase (decrease)	+	5,931,665	4,448,274,441	(3,509,899)	427,810,144
End of period		138,499,688	$14,222,214,856	132,568,023	$9,773,940,415

Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$27.18	$28.84	$30.48	$31.45	$25.60
Income (loss) from investment operations:
Net investment income (loss)[1]	0.37	0.35	0.40	0.43	0.38
Net realized and unrealized gains (losses)	13.29	(0.23)	0.54	0.20	6.62
Total from investment operations	13.66	0.12	0.94	0.63	7.00
Less distributions:
Distributions from net investment income	(0.38)	(0.42)	(0.40)	(0.39)	(0.39)
Distributions from net realized gains	(0.49)	(1.36)	(2.18)	(1.21)	(0.76)
Total distributions	(0.87)	(1.78)	(2.58)	(1.60)	(1.15)
Net asset value at end of period	$39.97	$27.18	$28.84	$30.48	$31.45
Total return	50.82%	0.00%	4.95%	1.93%	27.84%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.04% [2]	0.05%	0.10% [3]
Net operating expenses	N/A	N/A	N/A	N/A [4]	0.09% [3]
Net investment income (loss)	0.98%	1.31%	1.43%	1.33%	1.31%
Portfolio turnover rate	19% [5]	21%	14%	17%	11%
Net assets, end of period (x 1,000,000)	$6,587	$3,988	$4,187	$3,874	$3,531

[1]	Calculated based on the average shares outstanding during the period.
[2]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.04%. The ratio presented for period ended 10/31/19 is a blended ratio.
[3]	Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
[4]	Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
[5]	Portfolio turnover rate excludes in-kind transactions.

Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Automobiles & Components 1.5%
Adient plc *	204,063	8,493,102
American Axle & Manufacturing Holdings, Inc. *	243,568	2,211,598
Arcimoto, Inc. *(a)	59,465	694,551
Canoo, Inc. *(a)	229,658	1,841,857
Cooper-Standard Holdings, Inc. *	36,757	953,477
Dana, Inc.	314,223	6,972,608
Dorman Products, Inc. *	57,700	6,022,726
Fisker, Inc. *(a)	351,843	5,647,080
Fox Factory Holding Corp. *	91,145	14,669,788
Gentherm, Inc. *	71,749	5,282,879
LCI Industries	53,460	7,465,154
Lordstown Motors Corp., Class A *(a)	205,279	1,061,292
Modine Manufacturing Co. *	107,952	1,187,472
Motorcar Parts of America, Inc. *	41,063	776,912
Patrick Industries, Inc.	49,199	3,833,094
Standard Motor Products, Inc.	45,127	2,161,583
Stoneridge, Inc. *	56,946	1,080,835
Tenneco, Inc., Class A *	147,429	1,956,383
The Goodyear Tire & Rubber Co. *	597,039	11,415,386
Visteon Corp. *	60,077	6,799,515
Winnebago Industries, Inc.	69,969	4,736,202
Workhorse Group, Inc. *(a)	262,205	1,764,640
XL Fleet Corp. *(a)	75,386	413,115
XPEL, Inc. *	38,671	2,935,129
		100,376,378

Banks 9.7%
1st Source Corp.	36,695	1,771,635
Allegiance Bancshares, Inc.	41,022	1,606,832
Amalgamated Financial Corp.	29,248	536,993
Amerant Bancorp, Inc. *	44,713	1,187,130
American National Bankshares, Inc.	22,654	840,463
Ameris Bancorp	143,941	7,541,069
Arrow Financial Corp.	30,185	1,082,132
Associated Banc-Corp.	326,616	7,277,004
Atlantic Capital Bancshares, Inc. *	42,560	1,170,826
Atlantic Union Bankshares Corp.	165,571	5,939,032
Axos Financial, Inc. *	123,011	6,519,583
Banc of California, Inc.	117,998	2,398,899
BancFirst Corp.	37,114	2,412,781
Bank First Corp.	14,599	1,036,383
Bank of Marin Bancorp	34,456	1,313,118
BankUnited, Inc.	201,551	8,174,909
Banner Corp.	75,035	4,334,022
Bar Harbor Bankshares	32,187	955,954
Berkshire Hills Bancorp, Inc.	105,624	2,867,692
Blue Foundry Bancorp *	60,684	853,824
Blue Ridge Bankshares, Inc. (a)	36,751	674,381
Bridgewater Bancshares, Inc. *	44,576	806,380
Brookline Bancorp, Inc.	165,573	2,657,447
Bryn Mawr Bank Corp.	43,017	1,993,408
Business First Bancshares, Inc.	40,720	1,086,410
SECURITY	NUMBER OF SHARES	VALUE ($)
Byline Bancorp, Inc.	53,228	1,371,153
Cadence Bank	407,444	11,824,036
Cambridge Bancorp	14,811	1,359,798
Camden National Corp.	31,849	1,516,012
Capital Bancorp, Inc.	16,337	415,777
Capital City Bank Group, Inc.	28,530	766,601
Capitol Federal Financial, Inc.	279,486	3,390,165
Capstar Financial Holdings, Inc.	44,605	979,972
Carter Bankshares, Inc. *	55,367	829,398
Cathay General Bancorp	161,922	6,831,489
CBTX, Inc.	39,428	1,072,442
Central Pacific Financial Corp.	60,212	1,655,228
Century Bancorp, Inc., Class A	6,010	692,052
CIT Group, Inc.	214,319	10,615,220
Citizens & Northern Corp.	34,104	869,993
City Holding Co.	32,737	2,605,210
Civista Bancshares, Inc.	31,559	759,310
CNB Financial Corp.	35,074	900,350
Coastal Financial Corp. *	20,415	776,791
Columbia Banking System, Inc.	168,928	5,765,513
Columbia Financial, Inc. *	85,608	1,594,021
Community Bank System, Inc.	115,523	8,279,533
Community Trust Bancorp, Inc.	33,584	1,466,949
ConnectOne Bancorp, Inc.	80,706	2,722,213
CrossFirst Bankshares, Inc. *	99,602	1,417,336
Customers Bancorp, Inc. *	64,536	3,439,123
CVB Financial Corp.	279,634	5,598,273
Dime Community Bancshares, Inc.	74,799	2,668,828
Eagle Bancorp, Inc.	68,515	3,877,264
Eastern Bankshares, Inc.	371,899	7,724,342
Enterprise Bancorp, Inc.	19,872	738,245
Enterprise Financial Services Corp.	76,815	3,611,841
Equity Bancshares, Inc., Class A	29,400	983,724
Essent Group Ltd.	238,841	11,464,368
Farmers National Banc Corp.	66,741	1,189,325
FB Financial Corp.	71,592	3,245,265
Federal Agricultural Mortgage Corp., Class C	19,754	2,490,782
Fidelity D&D Bancorp, Inc.	8,679	439,071
Finance Of America Cos., Inc., Class A *(a)	77,115	369,381
Financial Institutions, Inc.	34,236	1,092,813
First BanCorp	445,181	6,076,721
First BanCorp (North Carolina)	73,942	3,580,272
First Bank	33,073	497,418
First Busey Corp.	109,161	2,782,514
First Commonwealth Financial Corp.	205,698	3,147,179
First Community Bankshares, Inc.	36,036	1,168,287
First Financial Bancorp	204,669	4,867,029
First Financial Bankshares, Inc.	280,359	14,219,808
First Financial Corp.	24,759	1,060,923
First Foundation, Inc.	85,584	2,277,390
First Internet Bancorp	19,727	671,507
First Interstate BancSystem, Inc., Class A	88,775	3,690,377
First Merchants Corp.	116,870	4,859,455
First Mid Bancshares, Inc.	35,983	1,550,148
First Midwest Bancorp, Inc.	246,005	4,735,596

Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Five Star Bancorp	11,223	307,735
Flagstar Bancorp, Inc.	112,304	5,299,626
Flushing Financial Corp.	64,007	1,537,448
FS Bancorp, Inc.	15,574	536,680
Fulton Financial Corp.	343,151	5,524,731
German American Bancorp, Inc.	53,210	2,097,538
Glacier Bancorp, Inc.	238,007	13,159,407
Great Southern Bancorp, Inc.	22,876	1,290,893
Great Western Bancorp, Inc.	119,812	4,079,599
Guaranty Bancshares, Inc.	17,539	658,414
Hancock Whitney Corp.	186,867	9,246,179
Hanmi Financial Corp.	66,530	1,476,301
HarborOne Bancorp, Inc.	107,950	1,551,242
HBT Financial, Inc.	21,177	381,821
Heartland Financial USA, Inc.	86,965	4,358,686
Heritage Commerce Corp.	127,442	1,528,030
Heritage Financial Corp.	76,570	1,901,999
Hilltop Holdings, Inc.	137,440	4,870,874
Home Bancorp, Inc.	16,260	678,855
Home BancShares, Inc.	328,965	7,816,208
Home Point Capital, Inc. (a)	15,618	71,452
HomeStreet, Inc.	44,001	2,075,087
HomeTrust Bancshares, Inc.	33,332	1,013,293
Hope Bancorp, Inc.	257,449	3,756,181
Horizon Bancorp, Inc.	92,612	1,766,111
Howard Bancorp, Inc. *	28,923	598,995
Independent Bank Corp.	71,127	6,010,231
Independent Bank Corp., Michigan	43,892	988,887
Independent Bank Group, Inc.	81,193	5,869,442
International Bancshares Corp.	116,382	4,934,597
Investors Bancorp, Inc.	493,426	7,549,418
Kearny Financial Corp.	158,414	2,125,916
Lakeland Bancorp, Inc.	105,786	1,902,032
Lakeland Financial Corp.	52,539	3,775,978
Live Oak Bancshares, Inc.	68,226	6,084,395
Luther Burbank Corp.	32,974	478,453
Macatawa Bank Corp.	54,959	461,656
Mercantile Bank Corp.	33,138	1,138,953
Merchants Bancorp	21,136	939,072
Meridian Bancorp, Inc.	101,408	2,352,666
Meta Financial Group, Inc.	67,738	3,755,395
Metrocity Bankshares, Inc.	41,309	970,762
Metropolitan Bank Holding Corp. *	16,414	1,491,376
Mid Penn Bancorp, Inc.	20,847	584,133
Midland States Bancorp, Inc.	47,013	1,206,354
MidWestOne Financial Group, Inc.	30,878	968,025
Mr Cooper Group, Inc. *	153,148	6,714,008
MVB Financial Corp.	21,312	909,809
National Bank Holdings Corp., Class A	63,702	2,762,756
NBT Bancorp, Inc.	90,644	3,325,728
Nicolet Bankshares, Inc. *	23,345	1,678,272
NMI Holdings, Inc., Class A *	181,997	4,418,887
Northfield Bancorp, Inc.	97,830	1,716,917
Northrim BanCorp, Inc.	12,856	571,064
Northwest Bancshares, Inc.	265,005	3,657,069
OceanFirst Financial Corp.	127,342	2,823,172
Ocwen Financial Corp. *	17,335	544,492
OFG Bancorp	109,650	2,839,935
Old National Bancorp	356,403	6,087,363
Old Second Bancorp, Inc.	58,989	798,711
Origin Bancorp, Inc.	47,986	2,140,176
Orrstown Financial Services, Inc.	23,415	555,170
Pacific Premier Bancorp, Inc.	202,292	8,494,241
Park National Corp.	30,968	3,982,175
PCSB Financial Corp.	28,840	551,132
Peapack-Gladstone Financial Corp.	38,680	1,297,714
PennyMac Financial Services, Inc.	70,874	4,398,440
Peoples Bancorp, Inc.	54,542	1,743,162
SECURITY	NUMBER OF SHARES	VALUE ($)
Peoples Financial Services Corp.	15,235	697,458
Pioneer Bancorp, Inc. *	24,794	313,892
Preferred Bank	29,720	2,037,900
Premier Financial Corp.	80,098	2,553,524
Primis Financial Corp.	52,614	797,102
Provident Bancorp, Inc.	33,473	603,183
Provident Financial Services, Inc.	164,451	4,071,807
QCR Holdings, Inc.	33,322	1,837,375
Radian Group, Inc.	402,763	9,613,953
RBB Bancorp	29,973	769,407
Red River Bancshares, Inc.	9,603	503,005
Reliant Bancorp, Inc.	33,012	1,118,447
Renasant Corp.	119,560	4,472,740
Republic Bancorp, Inc., Class A	20,525	1,108,761
Republic First Bancorp, Inc. *	97,048	300,849
S&T Bancorp, Inc.	83,491	2,551,485
Sandy Spring Bancorp, Inc.	100,216	4,756,251
Seacoast Banking Corp. of Florida	117,490	4,280,161
ServisFirst Bancshares, Inc.	107,991	8,672,757
Sierra Bancorp	29,721	741,836
Silvergate Capital Corp., Class A *	52,902	8,285,511
Simmons First National Corp., Class A	231,718	6,926,051
SmartFinancial, Inc.	30,226	785,574
South Plains Financial, Inc.	23,187	604,253
Southern First Bancshares, Inc. *	16,160	870,539
Southern Missouri Bancorp, Inc.	16,403	892,323
Southside Bancshares, Inc.	67,149	2,774,597
SouthState Corp.	150,983	11,790,262
Spirit of Texas Bancshares, Inc.	27,173	661,119
Stock Yards Bancorp, Inc.	52,152	3,194,310
Summit Financial Group, Inc.	24,809	623,450
Texas Capital Bancshares, Inc. *	109,310	6,624,186
The Bancorp, Inc. *	112,875	3,448,331
The Bank of N.T. Butterfield & Son Ltd.	108,596	3,898,596
The First BanCorp, Inc.	22,671	672,649
The First Bancshares, Inc.	43,760	1,761,340
The First of Long Island Corp.	49,902	1,004,527
The Hingham Institution For Savings	3,150	1,137,906
Tompkins Financial Corp.	30,466	2,501,563
Towne Bank	145,043	4,571,755
TriCo Bancshares	59,386	2,602,888
TriState Capital Holdings, Inc. *	62,520	1,878,726
Triumph Bancorp, Inc. *	50,755	5,953,562
TrustCo Bank Corp.	40,256	1,350,991
Trustmark Corp.	134,407	4,275,487
UMB Financial Corp.	94,685	9,356,772
United Bankshares, Inc.	270,374	10,001,134
United Community Banks, Inc.	187,739	6,540,827
Univest Financial Corp.	61,853	1,775,181
Valley National Bancorp	864,652	11,465,286
Velocity Financial, Inc. *	18,197	233,831
Veritex Holdings, Inc.	102,972	4,216,703
Walker & Dunlop, Inc.	63,264	8,228,748
Washington Federal, Inc.	146,043	5,164,080
Washington Trust Bancorp, Inc.	36,936	2,018,922
Waterstone Financial, Inc.	47,047	972,461
WesBanco, Inc.	136,766	4,755,354
West Bancorp, Inc.	35,103	1,112,765
Westamerica Bancorp	56,495	3,150,161
WSFS Financial Corp.	101,729	5,270,579
		639,968,850

Capital Goods 9.5%
AAON, Inc.	90,476	6,482,605
AAR Corp. *	73,474	2,598,775
Advent Technologies Holdings, Inc. *(a)	32,317	309,920
Aerojet Rocketdyne Holdings, Inc.	161,464	7,106,031

Schwab Equity Index Funds  |  Annual Report
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Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
AeroVironment, Inc. *	48,628	4,333,241
AerSale Corp. *(a)	19,181	428,887
AgEagle Aerial Systems, Inc. *(a)	141,510	406,134
Alamo Group, Inc.	21,367	3,230,690
Albany International Corp., Class A	66,458	5,359,838
Allied Motion Technologies, Inc.	24,752	870,033
Alta Equipment Group, Inc. *	41,241	595,108
Altra Industrial Motion Corp.	139,733	7,287,076
Ameresco, Inc., Class A *	66,847	5,490,144
American Superconductor Corp. *	60,019	1,103,149
American Woodmark Corp. *	36,269	2,493,131
API Group Corp. *	428,471	9,332,098
Apogee Enterprises, Inc.	54,819	2,298,561
Applied Industrial Technologies, Inc.	83,657	8,154,884
Arcosa, Inc.	104,473	5,404,388
Argan, Inc.	32,286	1,332,120
Array Technologies, Inc. *	276,580	5,904,983
Astec Industries, Inc.	49,022	2,616,794
Astronics Corp. *	52,077	671,793
Atkore, Inc. *	99,661	9,420,954
AZZ, Inc.	53,635	2,849,628
Babcock & Wilcox Enterprises, Inc. *	121,470	829,640
Barnes Group, Inc.	102,108	4,282,410
Beacon Roofing Supply, Inc. *	120,642	6,378,343
Beam Global *(a)	18,650	587,475
Blink Charging Co. *(a)	78,940	2,510,292
Bloom Energy Corp., Class A *	300,270	9,386,440
Blue Bird Corp. *	34,553	677,584
BlueLinx Holdings, Inc. *	20,083	956,553
Boise Cascade Co.	84,954	4,810,096
Byrna Technologies, Inc. *(a)	40,393	680,622
Caesarstone Ltd.	49,252	614,665
CAI International, Inc.	35,212	1,969,407
Chart Industries, Inc. *	78,876	14,002,068
CIRCOR International, Inc. *	39,274	1,120,880
Columbus McKinnon Corp.	59,954	2,834,026
Comfort Systems USA, Inc.	77,063	7,048,953
Commercial Vehicle Group, Inc. *	67,805	680,762
Concrete Pumping Holdings, Inc. *	56,380	484,868
Construction Partners, Inc., Class A *	62,394	2,221,850
Cornerstone Building Brands, Inc. *	119,098	1,704,292
CSW Industrials, Inc.	31,954	4,429,464
Custom Truck One Source, Inc. *(a)	99,937	904,430
Desktop Metal, Inc., Class A *	323,659	2,262,376
Douglas Dynamics, Inc.	49,161	2,079,510
Ducommun, Inc. *	23,183	1,121,825
DXP Enterprises, Inc. *	38,627	1,273,146
Dycom Industries, Inc. *	64,742	5,141,810
EMCOR Group, Inc.	115,005	13,971,958
Encore Wire Corp.	43,490	5,830,269
Energy Recovery, Inc. *	91,806	1,865,498
Enerpac Tool Group Corp.	130,169	2,719,230
EnerSys	92,646	7,415,386
EnPro Industries, Inc.	44,690	4,006,905
Eos Energy Enterprises, Inc. *(a)	93,330	984,632
ESCO Technologies, Inc.	55,209	4,668,473
EVI Industries, Inc. *	12,419	391,199
Evoqua Water Technologies Corp. *	249,886	10,452,731
Federal Signal Corp.	129,779	5,555,839
Fluor Corp. *	307,514	5,978,072
Franklin Electric Co., Inc.	100,206	8,655,794
FTC Solar, Inc. *	40,350	384,939
FuelCell Energy, Inc. *	703,369	5,619,918
GATX Corp.	76,199	7,227,475
Gibraltar Industries, Inc. *	70,890	4,619,192
Global Industrial Co.	27,141	1,101,382
GMS, Inc. *	92,449	4,578,999
GrafTech International Ltd.	438,716	4,694,261
SECURITY	NUMBER OF SHARES	VALUE ($)
Granite Construction, Inc.	98,352	3,650,826
Great Lakes Dredge & Dock Corp. *	140,292	2,135,244
Griffon Corp.	100,451	2,660,947
H&E Equipment Services, Inc.	69,375	3,127,425
Helios Technologies, Inc.	69,787	6,354,106
Herc Holdings, Inc.	53,936	9,818,510
Hillenbrand, Inc.	157,516	7,160,677
Hydrofarm Holdings Group, Inc. *	84,204	2,776,206
Hyliion Holdings Corp. *(a)	254,557	2,059,366
Hyster-Yale Materials Handling, Inc.	21,646	1,039,874
Ideanomics, Inc. *	891,896	1,765,954
IES Holdings, Inc. *	18,839	939,124
Infrastructure and Energy Alternatives, Inc. *	59,575	659,495
INNOVATE Corp. *	105,875	418,206
Insteel Industries, Inc.	40,424	1,644,044
JELD-WEN Holding, Inc. *	181,570	4,976,834
John Bean Technologies Corp.	67,807	10,018,484
Kadant, Inc.	24,877	5,525,679
Kaman Corp.	60,002	2,147,472
Karat Packaging, Inc. *	9,697	220,510
Kennametal, Inc.	180,176	7,161,996
Kratos Defense & Security Solutions, Inc. *	265,330	5,675,409
Lawson Products, Inc. *	10,203	517,292
Lindsay Corp.	23,412	3,410,426
Luxfer Holdings plc	58,785	1,182,166
Masonite International Corp. *	52,089	6,251,201
Matrix Service Co. *	55,216	564,860
Maxar Technologies, Inc.	155,168	4,119,710
Mayville Engineering Co., Inc. *	19,009	337,600
McGrath RentCorp	52,198	3,765,564
Meritor, Inc. *	145,858	3,550,184
Miller Industries, Inc.	24,036	868,661
Moog, Inc., Class A	62,635	4,730,822
MRC Global, Inc. *	175,526	1,456,866
Mueller Industries, Inc.	121,535	6,397,602
Mueller Water Products, Inc., Class A	339,242	5,566,961
MYR Group, Inc. *	35,503	3,626,632
National Presto Industries, Inc.	11,078	921,136
Nikola Corp. *(a)	484,981	5,722,776
NN, Inc. *	93,135	464,744
Northwest Pipe Co. *	21,061	500,409
NOW, Inc. *	239,682	1,730,504
NV5 Global, Inc. *	28,386	2,955,834
Omega Flex, Inc.	6,788	982,631
PAE, Inc. *	150,605	1,494,002
Park Aerospace Corp.	41,495	543,170
Park-Ohio Holdings Corp.	18,049	420,903
Parsons Corp. *	57,004	1,974,619
PGT Innovations, Inc. *	124,682	2,661,961
Powell Industries, Inc.	19,982	516,735
Preformed Line Products Co.	6,579	456,583
Primoris Services Corp.	115,218	3,105,125
Proto Labs, Inc. *	60,137	3,596,794
Quanex Building Products Corp.	72,376	1,499,631
Raven Industries, Inc. *	77,056	4,455,378
RBC Bearings, Inc. *	60,385	14,125,863
Resideo Technologies, Inc. *	311,706	7,686,670
REV Group, Inc.	62,302	941,383
Romeo Power, Inc. *(a)	272,173	1,181,231
Rush Enterprises, Inc., Class A	91,188	4,749,071
Rush Enterprises, Inc., Class B	13,906	719,079
Simpson Manufacturing Co., Inc.	94,082	9,981,159
SPX Corp. *	94,432	5,485,555
SPX FLOW, Inc.	89,776	6,707,165
Standex International Corp.	26,049	2,898,472
Stem, Inc. *	104,837	2,485,685

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Sterling Construction Co., Inc. *	60,431	1,452,761
Tennant Co.	39,665	3,151,781
Terex Corp.	148,171	6,638,061
Textainer Group Holdings Ltd. *	103,066	4,049,463
The ExOne Co. *	36,115	831,367
The Gorman-Rupp Co.	49,211	2,092,452
The Greenbrier Cos., Inc.	68,832	2,823,489
The Manitowoc Co., Inc. *	74,268	1,591,563
The Shyft Group, Inc.	74,562	3,072,700
Thermon Group Holdings, Inc. *	71,754	1,239,909
Titan International, Inc. *	110,023	794,366
Titan Machinery, Inc. *	42,119	1,197,022
TPI Composites, Inc. *	78,187	2,629,429
Transcat, Inc. *	15,446	1,156,597
Trinity Industries, Inc.	170,491	4,782,273
Triton International Ltd.	143,941	8,951,691
Triumph Group, Inc. *	136,991	2,801,466
Tutor Perini Corp. *	89,926	1,224,792
UFP Industries, Inc.	130,035	10,640,764
Vectrus, Inc. *	24,921	1,206,924
Veritiv Corp. *	31,585	3,388,123
Vicor Corp. *	45,498	6,897,042
View, Inc. *(a)	213,230	1,138,648
Wabash National Corp.	109,144	1,695,006
Watts Water Technologies, Inc., Class A	59,367	11,280,917
Welbilt, Inc. *	282,373	6,680,945
WESCO International, Inc. *	96,072	12,447,088
Willis Lease Finance Corp. *	5,808	235,282
WillScot Mobile Mini Holdings Corp. *	451,125	15,676,594
Zurn Water Solutions Corp.	261,958	9,503,836
		628,316,458

Commercial & Professional Services 3.5%
ABM Industries, Inc.	145,716	6,412,961
Acacia Research Corp. *	102,953	589,921
ACCO Brands Corp.	201,583	1,667,091
ASGN, Inc. *	112,066	13,409,818
Atlas Technical Consultants, Inc. *	28,564	291,067
Barrett Business Services, Inc.	16,277	1,334,714
Brady Corp., Class A	101,624	5,293,594
BrightView Holdings, Inc. *	88,925	1,410,350
Casella Waste Systems, Inc., Class A *	106,383	9,225,534
CBIZ, Inc. *	108,403	3,979,474
CECO Environmental Corp. *	68,968	474,500
Cimpress plc *	36,313	3,243,477
CompX International, Inc.	3,395	73,332
CoreCivic, Inc. *	259,456	2,233,916
Covanta Holding Corp.	258,148	5,209,427
CRA International, Inc.	15,410	1,692,326
Deluxe Corp.	90,601	3,231,738
Ennis, Inc.	54,995	1,041,605
Exponent, Inc.	112,004	12,858,059
First Advantage Corp. *	63,619	1,189,675
Forrester Research, Inc. *	24,515	1,305,424
Franklin Covey Co. *	27,109	1,145,355
Harsco Corp. *	168,801	2,886,497
Healthcare Services Group, Inc.	161,077	3,091,068
Heidrick & Struggles International, Inc.	41,685	1,954,193
Heritage-Crystal Clean, Inc. *	34,014	1,179,265
Herman Miller, Inc.	161,035	6,267,482
HireQuest, Inc.	10,796	194,328
HNI Corp.	93,653	3,502,622
Huron Consulting Group, Inc. *	48,317	2,423,581
ICF International, Inc.	39,754	3,994,879
Insperity, Inc.	78,508	9,813,500
Interface, Inc.	125,317	1,799,552
KAR Auction Services, Inc. *	257,439	3,776,630
SECURITY	NUMBER OF SHARES	VALUE ($)
KBR, Inc.	304,889	12,939,489
Kelly Services, Inc., Class A	76,480	1,378,934
Kforce, Inc.	43,715	2,830,983
Kimball International, Inc., Class B	76,410	830,577
Korn Ferry	118,892	9,179,651
ManTech International Corp., Class A	59,262	5,109,570
Matthews International Corp., Class A	66,885	2,298,837
Mistras Group, Inc. *	44,154	433,592
Montrose Environmental Group, Inc. *	49,883	3,419,480
NL Industries, Inc.	18,784	108,384
Pitney Bowes, Inc.	379,236	2,631,898
Resources Connection, Inc.	67,607	1,177,038
RR Donnelley & Sons Co. *	154,593	989,395
SP Plus Corp. *	50,171	1,618,015
Steelcase, Inc., Class A	191,373	2,277,339
Team, Inc. *	55,916	135,317
Tetra Tech, Inc.	116,319	20,432,596
The Brink's Co.	104,989	7,231,642
TriNet Group, Inc. *	87,603	8,869,804
TrueBlue, Inc. *	75,563	2,104,430
U.S. Ecology, Inc. *	68,188	2,194,972
UniFirst Corp.	32,524	6,438,451
Upwork, Inc. *	254,938	12,012,679
Viad Corp. *	43,462	1,928,409
VSE Corp.	22,810	1,267,096
Willdan Group, Inc. *	23,612	789,349
		228,824,882

Consumer Durables & Apparel 3.1%
Acushnet Holdings Corp.	74,176	3,778,525
American Outdoor Brands, Inc. *	30,359	691,578
AMMO, Inc. *(a)	187,083	1,129,981
Aterian, Inc. *	55,162	352,485
Bassett Furniture Industries, Inc.	19,743	333,459
Beazer Homes USA, Inc. *	62,538	1,132,563
Callaway Golf Co. *	249,704	6,754,493
Casper Sleep, Inc. *	61,542	224,013
Cavco Industries, Inc. *	19,967	4,799,667
Century Communities, Inc.	64,986	4,357,961
Clarus Corp.	52,326	1,443,151
Crocs, Inc. *	133,385	21,535,008
Escalade, Inc.	21,438	401,105
Ethan Allen Interiors, Inc.	48,972	1,136,640
Flexsteel Industries, Inc.	14,083	394,324
Fossil Group, Inc. *	102,096	1,206,775
Genius Brands International, Inc. *(a)	619,073	860,512
G-III Apparel Group Ltd. *	95,309	2,731,556
GoPro, Inc., Class A *	272,501	2,346,234
Green Brick Partners, Inc. *	66,626	1,735,607
Hamilton Beach Brands Holding Co., Class A	15,673	235,095
Helen of Troy Ltd. *	52,029	11,703,924
Hooker Furnishings Corp.	25,585	644,998
Hovnanian Enterprises, Inc., Class A *	10,885	917,170
Installed Building Products, Inc.	51,192	6,503,944
iRobot Corp. *	60,474	5,044,741
Johnson Outdoors, Inc., Class A	11,356	1,205,780
KB Home	180,369	7,241,815
Kontoor Brands, Inc.	111,720	5,921,160
Landsea Homes Corp. *	24,769	224,159
Latham Group, Inc. *	50,256	773,942
La-Z-Boy, Inc.	96,713	3,214,740
Legacy Housing Corp. *	17,890	317,548
LGI Homes, Inc. *	47,245	7,053,679
Lifetime Brands, Inc.	27,293	462,889
M.D.C. Holdings, Inc.	123,185	6,033,601
M/I Homes, Inc. *	61,428	3,517,367

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Malibu Boats, Inc., Class A *	44,657	3,153,231
Marine Products Corp.	17,587	222,827
MasterCraft Boat Holdings, Inc. *	40,977	1,097,364
Meritage Homes Corp. *	81,081	8,814,316
Movado Group, Inc.	34,371	1,144,554
Nautilus, Inc. *	65,129	666,270
Oxford Industries, Inc.	34,566	3,204,960
PLBY Group, Inc. *(a)	51,239	1,438,791
Purple Innovation, Inc. *	123,696	2,387,333
Rocky Brands, Inc.	15,022	819,450
Skyline Champion Corp. *	113,271	7,172,320
Smith & Wesson Brands, Inc.	103,722	2,230,023
Snap One Holdings Corp. *	29,140	425,444
Sonos, Inc. *	260,033	8,482,276
Steven Madden Ltd.	176,875	7,977,063
Sturm, Ruger & Co., Inc.	37,038	2,921,557
Superior Group of Cos., Inc.	25,024	650,374
Taylor Morrison Home Corp. *	263,116	8,032,932
The Lovesac Co. *	27,472	2,143,091
Traeger, Inc. *	48,651	919,017
Tri Pointe Homes, Inc. *	243,894	5,899,796
Tupperware Brands Corp. *	107,102	2,381,949
Unifi, Inc. *	28,032	673,329
Universal Electronics, Inc. *	28,602	1,177,830
Vera Bradley, Inc. *	54,581	535,440
Vista Outdoor, Inc. *	124,158	5,194,771
VOXX International Corp. *	33,000	373,230
Vuzix Corp. *(a)	125,185	1,338,228
Weber, Inc., Class A *(a)	37,043	617,136
Wolverine World Wide, Inc.	176,061	5,839,943
		206,297,034

Consumer Services 3.0%
2U, Inc. *	155,129	4,582,511
Accel Entertainment, Inc. *	121,862	1,484,279
Adtalem Global Education, Inc. *	106,467	3,931,826
American Public Education, Inc. *	40,580	1,014,094
Bally's Corp. *	70,813	3,243,944
Biglari Holdings, Inc., Class B *	1,721	286,082
BJ's Restaurants, Inc. *	48,189	1,605,657
Bloomin' Brands, Inc. *	191,515	4,140,554
Bluegreen Vacations Holding Corp. *	32,915	842,953
Brinker International, Inc. *	98,472	4,131,885
Carriage Services, Inc.	35,246	1,813,407
Carrols Restaurant Group, Inc.	70,899	260,199
Century Casinos, Inc. *	57,940	857,512
Chuy's Holdings, Inc. *	43,234	1,260,703
Coursera, Inc. *	124,592	4,349,507
Cracker Barrel Old Country Store, Inc.	51,096	6,804,454
Dave & Buster's Entertainment, Inc. *	93,001	3,453,127
Del Taco Restaurants, Inc.	64,793	540,374
Denny's Corp. *	135,825	2,159,617
Dine Brands Global, Inc. *	35,134	2,969,174
Drive Shack, Inc. *	175,225	455,585
El Pollo Loco Holdings, Inc. *	40,299	592,395
Esports Technologies, Inc. *(a)	24,435	686,624
European Wax Center, Inc., Class A *	21,600	688,608
Everi Holdings, Inc. *	185,024	4,440,576
F45 Training Holdings, Inc. *(a)	44,583	612,125
Fiesta Restaurant Group, Inc. *	38,818	409,142
Full House Resorts, Inc. *	69,397	690,500
GAN Ltd. *	87,042	1,242,960
Golden Entertainment, Inc. *	37,225	1,934,583
Golden Nugget Online Gaming, Inc. *	85,938	1,449,774
Graham Holdings Co., Class B	8,373	4,905,322
Hall of Fame Resort & Entertainment Co. *(a)	116,585	268,146
SECURITY	NUMBER OF SHARES	VALUE ($)
Hilton Grand Vacations, Inc. *	184,790	9,291,241
Houghton Mifflin Harcourt Co. *	275,517	3,909,586
International Game Technology plc *	215,670	6,360,108
Jack in the Box, Inc.	47,160	4,666,482
Krispy Kreme, Inc. (a)	47,599	606,887
Kura Sushi USA, Inc., Class A *	8,368	356,309
Laureate Education, Inc., Class A *	213,827	3,703,484
Lindblad Expeditions Holdings, Inc. *	66,779	998,346
Monarch Casino & Resort, Inc. *	28,064	2,026,782
Nathan's Famous, Inc.	6,312	394,500
NEOGAMES S.A. *	11,830	439,485
Noodles & Co. *	88,778	1,078,653
OneSpaWorld Holdings Ltd. *	115,012	1,242,130
Papa John's International, Inc.	71,465	8,867,377
Perdoceo Education Corp. *	151,643	1,610,449
PlayAGS, Inc. *	60,009	529,279
PowerSchool Holdings, Inc., Class A *	93,496	2,160,693
RCI Hospitality Holdings, Inc.	18,204	1,234,231
Red Robin Gourmet Burgers, Inc. *	33,207	659,823
Red Rock Resorts, Inc., Class A *	132,835	7,227,552
Regis Corp. *	51,564	139,223
Rush Street Interactive, Inc. *	116,051	2,336,107
Ruth's Hospitality Group, Inc. *	72,767	1,407,314
Scientific Games Corp., Class A *	207,734	16,629,107
SeaWorld Entertainment, Inc. *	111,074	7,053,199
Shake Shack, Inc., Class A *	80,738	5,584,647
StoneMor, Inc. *	68,246	176,757
Strategic Education, Inc.	52,460	3,578,297
Stride, Inc. *	86,942	3,086,441
Target Hospitality Corp. *	52,913	219,060
Texas Roadhouse, Inc.	151,155	13,424,076
The Cheesecake Factory, Inc. *	99,806	4,056,116
The ONE Group Hospitality, Inc. *	44,542	588,845
Vivint Smart Home, Inc. *	199,971	1,813,737
Wingstop, Inc.	64,419	11,110,345
WW International, Inc. *	113,990	1,978,866
Xponential Fitness, Inc., Class A *	21,050	355,745
		199,009,478

Diversified Financials 4.0%
AFC Gamma, Inc.	18,881	442,948
Alerus Financial Corp.	32,717	1,027,314
A-Mark Precious Metals, Inc.	18,843	1,413,037
Angel Oak Mortgage, Inc. (a)	16,299	289,144
Apollo Commercial Real Estate Finance, Inc.	303,235	4,590,978
Arbor Realty Trust, Inc.	293,304	5,898,343
Ares Commercial Real Estate Corp.	95,190	1,486,868
ARMOUR Residential REIT, Inc.	177,533	1,867,647
Artisan Partners Asset Management, Inc., Class A	126,482	6,265,918
Assetmark Financial Holdings, Inc. *	39,243	1,006,191
Associated Capital Group, Inc., Class A	3,528	128,243
Atlanticus Holdings Corp. *	11,710	907,408
B. Riley Financial, Inc.	43,591	3,123,731
Banco Latinoamericano de Comercio Exterior, S.A., Class E	67,446	1,223,470
BGC Partners, Inc., Class A	718,650	3,859,150
Blackstone Mortgage Trust, Inc., Class A	318,853	10,490,264
Blucora, Inc. *	104,895	1,732,865
Brightsphere Investment Group, Inc.	125,732	3,769,445
BrightSpire Capital, Inc.	182,501	1,790,335
Broadmark Realty Capital, Inc.	278,437	2,873,470
Cannae Holdings, Inc. *	183,349	6,252,201
Chimera Investment Corp.	508,846	7,943,086
Cohen & Steers, Inc.	53,630	5,088,951
Cowen, Inc., Class A	60,306	2,275,345

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Curo Group Holdings Corp.	46,089	791,809
Diamond Hill Investment Group, Inc.	6,628	1,437,348
Donnelley Financial Solutions, Inc. *	63,698	2,440,907
Dynex Capital, Inc.	73,987	1,294,772
Ellington Financial, Inc.	100,973	1,835,689
Encore Capital Group, Inc. *	65,447	3,535,447
Enova International, Inc. *	78,088	2,533,175
EZCORP, Inc., Class A *	105,205	784,829
Federated Hermes, Inc.	204,118	6,799,171
FirstCash, Inc.	85,660	7,578,340
Focus Financial Partners, Inc., Class A *	128,833	8,098,442
Franklin BSP Realty Trust, Inc. *	67,023	1,099,847
GAMCO Investors, Inc., Class A	10,971	290,183
GCM Grosvenor, Inc., Class A	91,802	1,051,133
Granite Point Mortgage Trust, Inc.	118,293	1,585,126
Great Ajax Corp.	47,614	674,214
Green Dot Corp., Class A *	115,415	4,888,979
Greenhill & Co., Inc.	30,062	472,575
Hamilton Lane, Inc., Class A	73,352	7,666,018
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	165,692	10,007,797
Houlihan Lokey, Inc.	110,206	12,351,888
Invesco Mortgage Capital, Inc.	630,347	1,979,290
KKR Real Estate Finance Trust, Inc.	69,939	1,518,376
Ladder Capital Corp. REIT	244,825	2,937,900
LendingClub Corp. *	210,942	9,694,894
LendingTree, Inc. *	25,001	4,034,911
Marlin Business Services Corp.	17,948	411,368
MFA Financial, Inc.	953,362	4,299,663
Moelis & Co., Class A	132,204	9,616,519
Navient Corp.	355,071	6,994,899
Nelnet, Inc., Class A	36,720	3,034,174
New York Mortgage Trust, Inc.	815,589	3,580,436
Open Lending Corp., Class A *	224,785	7,085,223
Oportun Financial Corp. *	45,261	1,051,413
Oppenheimer Holdings, Inc., Class A	20,182	1,050,473
Orchid Island Capital, Inc. (a)	268,595	1,332,231
PennyMac Mortgage Investment Trust	211,984	4,271,478
Piper Sandler Cos.	37,743	6,215,895
PJT Partners, Inc., Class A	52,026	4,255,207
PRA Group, Inc. *	98,254	4,213,132
PROG Holdings, Inc.	143,454	5,802,714
Pzena Investment Management, Inc., Class A	35,451	385,707
Ready Capital Corp.	125,481	1,941,191
Redwood Trust, Inc.	243,114	3,296,626
Regional Management Corp.	16,978	867,236
Sculptor Capital Management, Inc.	47,059	1,247,063
StepStone Group, Inc., Class A	87,502	4,110,844
StoneX Group, Inc. *	36,172	2,499,847
TPG RE Finance Trust, Inc.	129,481	1,692,317
Two Harbors Investment Corp.	675,976	4,339,766
Value Line, Inc.	2,468	85,023
Virtus Investment Partners, Inc.	15,748	5,039,360
WisdomTree Investments, Inc.	287,894	1,839,643
World Acceptance Corp. *	9,437	1,749,525
		265,438,385

Energy 4.7%
Aemetis, Inc. *(a)	58,853	1,171,175
Alto Ingredients, Inc. *	156,298	831,505
Altus Midstream Co., Class A	6,914	427,423
Antero Resources Corp. *	618,251	12,284,647
Arch Resources, Inc. *	32,585	2,967,842
Archrock, Inc.	290,547	2,379,580
Aspen Aerogels, Inc. *	47,566	2,590,444
Berry Corp.	144,533	1,388,962
SECURITY	NUMBER OF SHARES	VALUE ($)
Brigham Minerals, Inc., Class A	94,771	2,196,792
Bristow Group, Inc. *	51,084	1,767,506
Cactus, Inc., Class A	118,098	5,137,263
California Resources Corp. *	178,193	8,220,043
Callon Petroleum Co. *	86,347	4,466,730
Centennial Resource Development, Inc., Class A *	390,972	2,814,998
Centrus Energy Corp., Class A *	20,884	1,183,496
ChampionX Corp. *	438,347	11,497,842
Chesapeake Energy Corp.	213,179	13,588,029
Civitas Resources, Inc.	66,527	3,734,826
Clean Energy Fuels Corp. *	336,618	3,103,618
CNX Resources Corp. *	466,725	6,818,852
Comstock Resources, Inc. *	198,742	1,961,584
CONSOL Energy, Inc. *	74,031	2,036,593
Contango Oil & Gas Co. *	318,228	1,314,282
CVR Energy, Inc.	64,281	1,232,267
Delek US Holdings, Inc. *	141,820	2,758,399
Denbury, Inc. *	109,096	9,236,067
DHT Holdings, Inc.	307,407	2,001,220
DMC Global, Inc. *	39,774	1,661,758
Dorian LPG Ltd.	67,957	823,639
Dril-Quip, Inc. *	75,142	1,770,346
Earthstone Energy, Inc., Class A *	50,385	511,408
Energy Fuels, Inc. *	317,207	2,486,903
Equitrans Midstream Corp.	883,628	9,110,205
Expro Group Holdings N.V. *	60,749	1,041,845
Extraction Oil & Gas, Inc. *	33,719	2,246,697
Falcon Minerals Corp.	84,378	496,143
Frontline Ltd. *(a)	258,433	2,276,795
FTS International, Inc., Class A *	18,844	499,366
Gevo, Inc. *	420,843	3,042,695
Golar LNG Ltd. *	221,649	2,888,086
Green Plains, Inc. *	103,140	3,914,163
Helix Energy Solutions Group, Inc. *	309,421	1,169,611
Helmerich & Payne, Inc.	227,892	7,073,768
HighPeak Energy, Inc. (a)	10,561	149,227
International Seaways, Inc.	99,124	1,739,626
Kosmos Energy Ltd. *	874,766	3,149,158
Laredo Petroleum, Inc. *	27,070	2,041,078
Liberty Oilfield Services, Inc., Class A *	195,729	2,528,819
Magnolia Oil & Gas Corp., Class A	300,264	6,269,512
Matador Resources Co.	239,317	10,015,416
Murphy Oil Corp.	317,077	8,824,253
Nabors Industries Ltd. *	15,229	1,560,972
National Energy Services Reunited Corp. *	82,598	966,397
Newpark Resources, Inc. *	197,138	670,269
NexTier Oilfield Solutions, Inc. *	375,965	1,676,804
Nordic American Tankers Ltd.	328,477	771,921
Northern Oil and Gas, Inc.	112,740	2,611,058
Oasis Petroleum, Inc.	43,585	5,256,351
Oceaneering International, Inc. *	214,698	2,919,893
Oil States International, Inc. *	132,113	800,605
Ovintiv, Inc.	566,231	21,244,987
Par Pacific Holdings, Inc. *	96,867	1,497,564
Patterson-UTI Energy, Inc.	402,414	3,444,664
PBF Energy, Inc., Class A *	207,846	3,036,630
PDC Energy, Inc.	214,812	11,236,816
Peabody Energy Corp. *	173,127	2,058,480
ProPetro Holding Corp. *	183,874	1,763,352
Range Resources Corp. *	516,604	12,047,205
Ranger Oil Corp., Class A *	32,941	1,088,371
Renewable Energy Group, Inc. *	96,662	6,186,368
REX American Resources Corp. *	11,631	1,022,946
Riley Exploration Permian, Inc.	4,853	128,750
RPC, Inc. *	143,159	771,627
Scorpio Tankers, Inc.	105,780	1,694,596

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Select Energy Services, Inc., Class A *	135,576	814,812
SFL Corp., Ltd.	225,743	1,785,627
SM Energy Co.	259,311	8,899,554
Solaris Oilfield Infrastructure, Inc., Class A	66,238	502,746
Southwestern Energy Co. *	1,460,476	7,127,123
Talos Energy, Inc. *	78,524	1,018,456
Teekay Corp. *	147,266	521,322
Teekay Tankers Ltd., Class A *	50,574	701,967
Tellurian, Inc. *	774,034	3,034,213
TETRA Technologies, Inc. *	267,118	862,791
Tidewater, Inc. *	88,326	1,071,394
Uranium Energy Corp. *	498,855	1,855,741
Ur-Energy, Inc. *	383,722	667,676
US Silica Holdings, Inc. *	158,418	1,533,486
Vine Energy, Inc., Class A *	54,462	929,666
W&T Offshore, Inc. *	205,002	842,558
Whiting Petroleum Corp. *	84,979	5,534,682
World Fuel Services Corp.	134,798	4,115,383
		311,118,325

Food & Staples Retailing 0.9%
BJ's Wholesale Club Holdings, Inc. *	295,928	17,294,032
HF Foods Group, Inc. *	77,262	545,470
Ingles Markets, Inc., Class A	30,455	2,107,182
MedAvail Holdings, Inc. *	24,837	63,086
Natural Grocers by Vitamin Cottage, Inc.	19,294	235,001
Performance Food Group Co. *	327,659	14,820,017
PriceSmart, Inc.	50,360	3,623,402
Rite Aid Corp. *	119,682	1,626,478
SpartanNash, Co.	77,282	1,788,306
Sprouts Farmers Market, Inc. *	248,127	5,493,532
The Andersons, Inc.	68,172	2,321,938
The Chefs' Warehouse, Inc. *	68,066	2,373,461
United Natural Foods, Inc. *	120,560	5,231,098
Village Super Market, Inc., Class A	18,142	404,022
Weis Markets, Inc.	35,638	2,006,776
		59,933,801

Food, Beverage & Tobacco 1.5%
22nd Century Group, Inc. *	351,473	963,036
AppHarvest, Inc. *(a)	152,805	919,886
B&G Foods, Inc. (a)	137,706	4,054,065
Calavo Growers, Inc.	36,980	1,486,596
Cal-Maine Foods, Inc.	77,176	2,782,967
Celsius Holdings, Inc. *	116,509	11,245,449
Coca-Cola Consolidated, Inc.	10,110	4,058,154
Fresh Del Monte Produce, Inc.	72,391	2,424,375
Hostess Brands, Inc. *	283,029	5,352,078
J&J Snack Foods Corp.	31,793	4,691,057
John B. Sanfilippo & Son, Inc.	19,156	1,618,682
Laird Superfood, Inc. *(a)	13,138	229,389
Lancaster Colony Corp.	41,041	6,976,970
Landec Corp. *	57,264	556,606
Limoneira Co.	34,097	549,985
MGP Ingredients, Inc.	30,302	1,945,691
Mission Produce, Inc. *	80,315	1,525,182
National Beverage Corp.	50,670	2,857,788
NewAge, Inc. *	282,333	417,853
Primo Water Corp.	338,650	5,384,535
Sanderson Farms, Inc.	43,930	8,322,539
Seneca Foods Corp., Class A *	13,492	696,592
Tattooed Chef, Inc. *(a)	102,486	1,841,673
The Duckhorn Portfolio, Inc. *	42,794	827,636
The Simply Good Foods Co. *	183,577	7,278,828
Tootsie Roll Industries, Inc.	33,880	1,072,302
SECURITY	NUMBER OF SHARES	VALUE ($)
TreeHouse Foods, Inc. *	111,752	4,038,717
Turning Point Brands, Inc.	31,578	1,205,332
Universal Corp.	52,339	2,459,933
Utz Brands, Inc.	122,178	1,904,755
Vector Group Ltd.	310,834	4,121,659
Vital Farms, Inc. *	52,017	854,119
Whole Earth Brands, Inc. *	78,920	957,300
Zevia PBC, Class A *	23,065	258,097
		95,879,826

Health Care Equipment & Services 7.7%
1Life Healthcare, Inc. *	252,321	5,465,273
Accelerate Diagnostics, Inc. *(a)	71,070	419,313
Accolade, Inc. *	108,959	4,335,479
Accuray, Inc. *	199,781	996,907
Acutus Medical, Inc. *	39,813	312,134
AdaptHealth Corp. *	154,105	4,199,361
Addus HomeCare Corp. *	33,279	3,111,586
Agiliti, Inc. *	50,751	1,144,435
Alignment Healthcare, Inc. *	57,306	1,138,097
Allscripts Healthcare Solutions, Inc. *	267,637	3,688,038
Alphatec Holdings, Inc. *	153,158	1,796,543
American Well Corp., Class A *	394,149	3,547,341
AMN Healthcare Services, Inc. *	101,884	10,055,951
AngioDynamics, Inc. *	80,205	2,293,863
Apollo Medical Holdings, Inc. *	81,530	5,595,404
Apria, Inc. *	32,674	1,222,988
Apyx Medical Corp. *	68,287	976,504
Asensus Surgical, Inc. *	511,054	863,681
Aspira Women's Health, Inc. *(a)	159,741	535,132
AtriCure, Inc. *	96,640	7,253,798
Atrion Corp.	3,022	2,200,016
Avanos Medical, Inc. *	103,650	3,269,121
Aveanna Healthcare Holdings, Inc. *	84,562	652,819
AxoGen, Inc. *	82,727	1,256,623
Axonics, Inc. *	98,822	7,248,594
Biodesix, Inc. *	26,044	196,372
BioLife Solutions, Inc. *	52,952	2,814,399
Bioventus, Inc., Class A *	35,459	535,431
Brookdale Senior Living, Inc. *	399,753	2,598,394
Butterfly Network, Inc. *(a)	394,018	4,066,266
Cardiovascular Systems, Inc. *	85,025	2,982,677
Castle Biosciences, Inc. *	45,903	2,862,052
Castlight Health, Inc., Class B *	272,252	490,054
Cerus Corp. *	364,597	2,406,340
ClearPoint Neuro, Inc. *	41,049	686,750
Community Health Systems, Inc. *	267,689	3,506,726
Computer Programs & Systems, Inc. *	30,696	1,108,126
CONMED Corp.	62,780	9,183,458
Convey Holding Parent, Inc. *	30,663	226,906
CorVel Corp. *	19,000	3,481,180
Covetrus, Inc. *	224,047	4,523,509
Cross Country Healthcare, Inc. *	78,241	1,621,936
CryoLife, Inc. *	81,192	1,675,803
CryoPort, Inc. *	87,647	7,146,736
Cutera, Inc. *	38,028	1,635,204
CVRx, Inc. *	18,391	310,992
CytoSorbents Corp. *	86,884	511,747
DarioHealth Corp. *	28,587	467,397
Eargo, Inc. *(a)	41,807	367,902
Evolent Health, Inc., Class A *	167,556	4,904,364
Forian, Inc. *(a)	41,374	419,532
Fulgent Genetics, Inc. *	44,489	3,689,028
Glaukos Corp. *	97,268	4,446,120
Haemonetics Corp. *	108,726	7,470,563
Hanger, Inc. *	79,972	1,493,877
Health Catalyst, Inc. *	108,535	5,713,282

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
HealthEquity, Inc. *	176,717	11,695,131
HealthStream, Inc. *	55,020	1,464,082
Heska Corp. *	21,147	4,726,989
ICAD, Inc. *	46,436	489,900
Inari Medical, Inc. *	73,333	6,638,103
InfuSystem Holdings, Inc. *	39,278	653,193
Innovage Holding Corp. *	38,854	257,213
Inogen, Inc. *	42,419	1,681,913
Inovalon Holdings, Inc., Class A *	162,861	6,643,100
Inspire Medical Systems, Inc. *	58,111	15,665,563
Integer Holdings Corp. *	70,852	6,378,097
Intersect ENT, Inc. *	72,349	1,951,253
Invacare Corp. *	69,958	345,593
iRadimed Corp. *	13,585	506,992
iRhythm Technologies, Inc. *	63,845	4,478,088
Lantheus Holdings, Inc. *	144,943	3,390,217
LeMaitre Vascular, Inc.	40,670	2,115,247
LHC Group, Inc. *	65,820	8,858,714
LifeStance Health Group, Inc. *	98,700	1,182,426
LivaNova plc *	115,216	8,839,372
Magellan Health, Inc. *	51,341	4,868,667
MEDNAX, Inc. *	164,685	4,484,373
Meridian Bioscience, Inc. *	92,798	1,745,530
Merit Medical Systems, Inc. *	111,007	7,466,331
Mesa Laboratories, Inc.	10,688	3,267,322
Misonix, Inc. *(b)	26,613	702,365
ModivCare, Inc. *	26,876	4,374,607
Multiplan Corp. *	490,332	2,113,331
NantHealth, Inc. *	58,065	91,162
National HealthCare Corp.	27,236	1,904,886
National Research Corp.	30,418	1,317,099
Natus Medical, Inc. *	72,745	1,822,262
Neogen Corp. *	232,658	9,843,760
Neuronetics, Inc. *	52,959	275,387
NeuroPace, Inc. *(a)	14,764	223,822
Nevro Corp. *	74,547	8,478,976
NextGen Healthcare, Inc. *	120,183	1,978,212
NuVasive, Inc. *	111,717	5,961,219
Omnicell, Inc. *	92,842	16,539,802
Ontrak, Inc. *	19,112	164,363
OptimizeRx Corp. *	37,242	3,601,301
Option Care Health, Inc. *	322,690	8,819,118
OraSure Technologies, Inc. *	154,902	1,652,804
Ortho Clinical Diagnostics Holdings plc *	238,589	4,716,905
Orthofix Medical, Inc. *	41,062	1,477,411
OrthoPediatrics Corp. *	30,074	2,140,367
Outset Medical, Inc. *	98,979	5,272,611
Owens & Minor, Inc.	156,720	5,623,114
Patterson Cos., Inc.	185,061	5,785,007
PAVmed, Inc. *	155,922	846,656
PetIQ, Inc. *	58,231	1,458,687
Phreesia, Inc. *	105,413	7,435,833
Privia Health Group, Inc. *	43,611	1,120,803
Progyny, Inc. *	135,972	8,352,760
Pulmonx Corp. *	56,245	2,189,618
Pulse Biosciences, Inc. *(a)	30,780	649,150
Quotient Ltd. *	166,354	420,876
R1 RCM, Inc. *	256,353	5,562,860
RadNet, Inc. *	97,649	3,035,907
Retractable Technologies, Inc. *(a)	36,762	347,769
RxSight, Inc. *(a)	16,841	201,755
Schrodinger, Inc. *	98,080	5,353,206
SeaSpine Holdings Corp. *	69,118	1,034,005
Select Medical Holdings Corp.	238,101	7,909,715
Senseonics Holdings, Inc. *	929,109	3,251,881
Sharps Compliance Corp. *	30,750	253,688
Shockwave Medical, Inc. *	72,874	15,573,174
SI-BONE, Inc. *	70,543	1,590,745
SECURITY	NUMBER OF SHARES	VALUE ($)
Sientra, Inc. *	125,206	733,707
Sight Sciences, Inc. *(a)	24,333	656,261
Silk Road Medical, Inc. *	73,484	4,314,246
Simulations Plus, Inc.	33,117	1,672,409
SOC Telemed, Inc. *(a)	125,275	275,605
Soliton, Inc. *	25,441	523,830
STAAR Surgical Co. *	102,654	12,160,393
Stereotaxis, Inc. *	108,594	640,705
Surgery Partners, Inc. *	68,441	2,815,663
Surmodics, Inc. *	29,272	1,629,280
Tabula Rasa HealthCare, Inc. *	48,116	1,306,349
Tactile Systems Technology, Inc. *	41,752	1,440,026
Talis Biomedical Corp. *(a)	31,324	167,583
Tenet Healthcare Corp. *	229,040	16,413,006
The Ensign Group, Inc.	113,692	8,869,113
The Joint Corp. *	29,714	2,599,381
The Pennant Group, Inc. *	54,749	1,399,932
Tivity Health, Inc. *	95,052	2,378,201
TransMedics Group, Inc. *	56,524	1,550,453
Treace Medical Concepts, Inc. *	24,329	561,027
Triple-S Management Corp., Class B *	49,438	1,744,667
U.S. Physical Therapy, Inc.	27,533	2,969,709
Utah Medical Products, Inc.	7,425	718,963
Vapotherm, Inc. *	48,481	1,108,760
Varex Imaging Corp. *	83,010	2,228,818
Viemed Healthcare, Inc. *	78,035	447,141
ViewRay, Inc. *	298,767	2,183,987
Vocera Communications, Inc. *	74,163	4,196,143
Zynex, Inc. *(a)	42,194	528,691
		506,618,561

Household & Personal Products 0.8%
BellRing Brands, Inc., Class A *	86,136	2,310,168
Central Garden & Pet Co. *	21,503	1,109,125
Central Garden & Pet Co., Class A *	87,234	4,030,211
Edgewell Personal Care Co.	117,481	4,110,660
elf Beauty, Inc. *	104,217	3,367,251
Energizer Holdings, Inc.	147,289	5,371,630
Inter Parfums, Inc.	38,508	3,557,369
Medifast, Inc.	25,115	4,929,321
Nature's Sunshine Products, Inc.	25,169	397,419
Nu Skin Enterprises, Inc., Class A	107,528	4,317,249
Oil-Dri Corp. of America	11,364	395,695
Revlon, Inc., Class A *(a)	14,442	149,619
The Beauty Health Co. *	188,141	5,168,233
The Honest Co., Inc. *	54,480	498,492
USANA Health Sciences, Inc. *	26,885	2,609,458
Veru, Inc. *	138,267	1,129,641
WD-40 Co.	29,475	6,690,825
		50,142,366

Insurance 1.9%
Ambac Financial Group, Inc. *	98,432	1,664,485
American Equity Investment Life Holding Co.	179,038	5,705,941
American National Group, Inc.	16,053	3,045,415
AMERISAFE, Inc.	41,522	2,461,839
Argo Group International Holdings Ltd.	68,138	3,754,404
Bright Health Group, Inc. *(a)	113,000	988,750
BRP Group, Inc., Class A *	100,626	3,672,849
Citizens, Inc. *	109,091	702,546
CNO Financial Group, Inc.	276,011	6,662,906
Crawford & Co., Class A	34,321	296,533
Donegal Group, Inc., Class A	30,976	441,408
eHealth, Inc. *	52,735	2,338,797
Employers Holdings, Inc.	61,601	2,377,799

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Enstar Group Ltd. *	26,790	6,182,596
Genworth Financial, Inc., Class A *	1,095,575	4,502,813
Goosehead Insurance, Inc., Class A	38,201	5,512,404
Greenlight Capital Re Ltd., Class A *	57,682	428,577
HCI Group, Inc.	12,316	1,650,467
Heritage Insurance Holdings, Inc.	55,133	360,570
Horace Mann Educators Corp.	90,470	3,544,615
Independence Holding Co.	9,097	446,208
Investors Title Co.	2,770	536,826
James River Group Holdings Ltd.	78,606	2,511,462
Kinsale Capital Group, Inc.	46,390	8,681,889
Maiden Holdings Ltd. *	147,564	481,059
MBIA, Inc. *	104,044	1,616,844
MetroMile, Inc. *	85,506	262,503
National Western Life Group, Inc., Class A	5,591	1,202,121
NI Holdings, Inc. *	19,098	379,668
Palomar Holdings, Inc. *	53,167	4,862,122
ProAssurance Corp.	116,049	2,658,683
RLI Corp.	86,067	9,321,917
Safety Insurance Group, Inc.	31,218	2,447,803
Selective Insurance Group, Inc.	128,177	10,045,231
Selectquote, Inc. *	290,491	3,860,625
SiriusPoint Ltd. *	190,888	1,794,347
State Auto Financial Corp.	38,200	1,960,042
Stewart Information Services Corp.	57,739	4,109,285
Tiptree, Inc.	50,442	787,400
Trean Insurance Group, Inc. *	37,421	351,757
Trupanion, Inc. *	82,327	8,430,285
United Fire Group, Inc.	45,852	936,756
United Insurance Holdings Corp.	46,934	179,288
Universal Insurance Holdings, Inc.	58,932	870,426
		125,030,261

Materials 3.8%
AdvanSix, Inc. *	58,913	2,863,172
Allegheny Technologies, Inc. *	275,708	4,438,899
American Vanguard Corp.	62,507	973,859
Amyris, Inc. *	368,125	5,455,612
Arconic Corp. *	238,050	7,003,431
Avient Corp.	196,516	10,588,282
Balchem Corp.	69,541	10,646,032
Cabot Corp.	121,076	6,459,405
Carpenter Technology Corp.	102,469	3,164,243
Century Aluminum Co. *	111,236	1,469,428
Chase Corp.	16,062	1,541,952
Clearwater Paper Corp. *	35,795	1,497,305
Coeur Mining, Inc. *	552,630	3,498,148
Commercial Metals Co.	259,740	8,358,433
Compass Minerals International, Inc.	73,687	4,833,867
Constellium SE *	264,477	4,869,022
Danimer Scientific, Inc. *	144,191	2,128,259
Domtar Corp. *	108,066	5,899,323
Ecovyst, Inc.	111,008	1,296,573
Ferro Corp. *	177,918	3,739,836
Ferroglobe Representation and Warranty Insurance Trust *(b)	108,500	0
Forterra, Inc. *	62,616	1,491,513
FutureFuel Corp.	57,419	405,378
Gatos Silver, Inc. *	100,841	1,220,176
GCP Applied Technologies, Inc. *	106,392	2,405,523
Glatfelter Corp.	94,903	1,559,256
Greif, Inc., Class A	55,535	3,592,004
Greif, Inc., Class B	12,900	841,854
H.B. Fuller Co.	112,474	7,930,542
Hawkins, Inc.	41,762	1,531,413
Haynes International, Inc.	27,215	1,092,138
SECURITY	NUMBER OF SHARES	VALUE ($)
Hecla Mining Co.	1,146,240	6,625,267
Ingevity Corp. *	85,675	6,674,939
Innospec, Inc.	52,951	4,797,890
Intrepid Potash, Inc. *	21,623	1,053,256
Kaiser Aluminum Corp.	34,281	3,330,056
Koppers Holdings, Inc. *	44,997	1,578,945
Kraton Corp. *	67,695	3,090,277
Kronos Worldwide, Inc.	47,089	613,570
Livent Corp. *	350,406	9,888,457
Marrone Bio Innovations, Inc. *	212,325	186,018
Materion Corp.	44,233	3,192,738
Minerals Technologies, Inc.	72,510	5,143,859
MP Materials Corp. *	157,442	5,329,412
Myers Industries, Inc.	78,057	1,606,413
Neenah, Inc.	36,549	1,847,186
Novagold Resources, Inc. *	514,080	3,757,925
O-I Glass, Inc. *	341,405	4,455,335
Olympic Steel, Inc.	20,485	552,480
Orion Engineered Carbons S.A. *	131,045	2,463,646
Pactiv Evergreen, Inc.	93,356	1,298,582
Perpetua Resources Corp. *	56,806	270,397
PolyMet Mining Corp. *	61,184	204,966
PureCycle Technologies, Inc. *(a)	71,713	960,237
Quaker Chemical Corp.	29,188	7,175,578
Ranpak Holdings Corp. *	80,762	2,783,059
Rayonier Advanced Materials, Inc. *	135,574	973,421
Ryerson Holding Corp.	35,671	940,288
Schnitzer Steel Industries, Inc., Class A	55,881	3,006,398
Schweitzer-Mauduit International, Inc.	67,591	2,354,870
Sensient Technologies Corp.	91,346	8,732,678
Stepan Co.	46,676	5,602,053
Summit Materials, Inc., Class A *	256,389	9,140,268
SunCoke Energy, Inc.	181,090	1,307,470
TimkenSteel Corp. *	98,680	1,376,586
Tredegar Corp.	56,465	680,968
TriMas Corp. *	93,127	3,105,785
Trinseo plc	84,132	4,716,440
Tronox Holdings plc, Class A	247,241	5,765,660
UFP Technologies, Inc. *	14,880	920,923
United States Lime & Minerals, Inc.	4,493	554,796
Valhi, Inc.	5,111	118,371
Verso Corp., Class A	57,647	1,272,846
Warrior Met Coal, Inc.	110,913	2,658,585
Worthington Industries, Inc.	73,036	3,967,315
Zymergen, Inc. *	40,560	429,936
		249,301,023

Media & Entertainment 2.7%
Advantage Solutions, Inc. *	165,268	1,411,389
AMC Entertainment Holdings, Inc., Class A *	1,114,658	39,425,453
AMC Networks, Inc., Class A *	62,701	2,494,873
Boston Omaha Corp., Class A *	37,933	1,344,725
Cardlytics, Inc. *	69,024	5,429,428
Cargurus, Inc. *	204,045	6,843,669
Cars.com, Inc. *	148,389	1,932,025
Chicken Soup For The Soul Entertainment, Inc. *	15,413	301,324
Cinemark Holdings, Inc. *	234,284	4,404,539
Clear Channel Outdoor Holdings, Inc. *	787,383	2,283,411
comScore, Inc. *	154,350	603,508
CuriosityStream, Inc. *(a)	54,785	546,206
Daily Journal Corp. *	2,559	878,300
Digital Media Solutions, Inc., Class A *(a)	6,386	38,188
Emerald Holding, Inc. *	53,276	215,768
Entercom Communications Corp. *	256,680	829,076

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Entravision Communications Corp., Class A	129,623	1,033,095
Eros STX Global Corp. *	673,559	550,634
Eventbrite, Inc., Class A *	161,793	3,274,690
EverQuote, Inc., Class A *	41,094	566,686
Fluent, Inc. *	88,752	211,230
fuboTV, Inc. *	283,407	8,448,363
Gannett Co., Inc. *	304,998	1,768,988
Gray Television, Inc.	184,934	4,334,853
Hemisphere Media Group, Inc. *	34,931	385,988
iHeartMedia, Inc., Class A *	241,999	4,689,941
IMAX Corp. *	107,615	2,028,543
Integral Ad Science Holding Corp. *	36,000	884,520
John Wiley & Sons, Inc., Class A	93,308	5,054,494
Liberty Media Corp. - Liberty Braves, Class A *	21,816	666,915
Liberty Media Corp. - Liberty Braves, Class C *	78,707	2,339,172
Liberty TripAdvisor Holdings, Inc., Class A *	156,320	483,029
Lions Gate Entertainment Corp., Class A *	125,870	1,630,016
Lions Gate Entertainment Corp., Class B *	254,256	2,878,178
LiveOne, Inc. *	126,087	288,739
Loral Space & Communications, Inc.	27,804	1,385,195
Madison Square Garden Entertainment Corp. *	56,576	3,986,911
Magnite, Inc. *	279,741	7,561,399
MediaAlpha, Inc., Class A *	46,422	813,778
Meredith Corp. *	86,204	5,020,521
National CineMedia, Inc.	133,998	426,114
Outbrain, Inc. *	18,087	306,394
QuinStreet, Inc. *	107,556	1,505,784
Scholastic Corp.	57,126	2,067,390
Sinclair Broadcast Group, Inc., Class A	98,880	2,583,734
Stagwell, Inc. *	131,974	1,145,534
TechTarget, Inc. *	55,173	5,203,366
TEGNA, Inc.	478,029	9,398,050
The E.W. Scripps Co., Class A	123,976	2,305,954
The Marcus Corp. *	48,986	909,670
Thryv Holdings, Inc. *	16,974	537,567
TrueCar, Inc. *	204,336	856,168
WideOpenWest, Inc. *	113,411	2,160,480
Yelp, Inc. *	154,577	5,971,310
Ziff Davis, Inc. *	93,801	12,031,854
		176,677,129

Pharmaceuticals, Biotechnology & Life Sciences 11.7%
4D Molecular Therapeutics, Inc. *	45,245	1,087,237
89bio, Inc. *	20,663	363,669
9 Meters Biopharma, Inc. *	475,380	603,733
Absci Corp. *(a)	28,919	424,242
ACADIA Pharmaceuticals, Inc. *	257,490	4,621,945
Aclaris Therapeutics, Inc. *	109,865	1,906,158
Acumen Pharmaceuticals, Inc. *	19,674	276,420
Adagio Therapeutics, Inc. *(a)	45,333	1,325,537
Adicet Bio, Inc. *	44,333	381,264
Adverum Biotechnologies, Inc. *	184,139	417,996
Aeglea BioTherapeutics, Inc. *	86,254	631,379
Aerie Pharmaceuticals, Inc. *	92,353	981,712
Aerovate Therapeutics, Inc. *(a)	21,073	335,693
Affimed N.V. *	252,371	1,716,123
Agenus, Inc. *	443,889	1,704,534
Agios Pharmaceuticals, Inc. *	127,597	5,997,059
Akebia Therapeutics, Inc. *	379,024	1,087,799
SECURITY	NUMBER OF SHARES	VALUE ($)
Akero Therapeutics, Inc. *	56,742	1,219,386
Akouos, Inc. *	50,417	469,886
Akoya Biosciences, Inc. *	16,185	214,451
Albireo Pharma, Inc. *	35,909	1,049,261
Aldeyra Therapeutics, Inc. *	106,184	966,274
Alector, Inc. *	125,782	2,734,501
Aligos Therapeutics, Inc. *	46,578	741,988
Alkermes plc *	346,714	10,501,967
Allakos, Inc. *	75,393	7,583,028
Allogene Therapeutics, Inc. *	147,285	2,539,193
Allovir, Inc. *	64,170	1,540,722
Alpha Teknova, Inc. *	15,570	357,954
Alpine Immune Sciences, Inc. *(a)	24,623	311,481
Altimmune, Inc. *	86,464	933,811
ALX Oncology Holdings, Inc. *	38,350	2,149,134
Amicus Therapeutics, Inc. *	569,682	5,981,661
Amneal Pharmaceuticals, Inc. *	216,817	1,190,325
Amphastar Pharmaceuticals, Inc. *	79,869	1,491,953
Ampio Pharmaceuticals, Inc. *	423,148	660,111
AnaptysBio, Inc. *	42,017	1,382,359
Anavex Life Sciences Corp. *	138,072	2,587,469
Angion Biomedica Corp. *(a)	45,754	190,794
ANI Pharmaceuticals, Inc. *	20,696	773,616
Anika Therapeutics, Inc. *	31,079	1,294,440
Annexon, Inc. *	67,531	1,101,431
Antares Pharma, Inc. *	361,744	1,352,923
Apellis Pharmaceuticals, Inc. *	140,642	4,323,335
Applied Molecular Transport, Inc. *	53,899	1,213,805
Applied Therapeutics, Inc. *	38,968	571,661
AquaBounty Technologies, Inc. *	111,256	443,911
Arbutus Biopharma Corp. *	173,023	697,283
Arcturus Therapeutics Holdings, Inc. *	45,731	2,055,608
Arcus Biosciences, Inc. *	97,642	3,265,148
Arcutis Biotherapeutics, Inc. *	59,868	1,268,004
Ardelyx, Inc. *	183,262	221,747
Arena Pharmaceuticals, Inc. *	132,523	7,605,495
Arrowhead Pharmaceuticals, Inc. *	219,110	13,983,600
Arvinas, Inc. *	94,050	8,142,849
Atara Biotherapeutics, Inc. *	180,131	2,788,428
Atea Pharmaceuticals, Inc. *	139,378	1,622,360
Athenex, Inc. *	180,803	459,240
Athersys, Inc. *(a)	445,971	521,786
Athira Pharma, Inc. *	70,693	923,958
Atossa Therapeutics, Inc. *	253,469	651,415
Atreca, Inc., Class A *	55,074	285,283
Avalo Therapeutics, Inc. *	112,304	262,791
Avid Bioservices, Inc. *	130,234	3,995,579
Avidity Biosciences, Inc. *	81,222	1,827,495
Avita Medical, Inc. *	52,188	859,536
Avrobio, Inc. *	84,117	472,738
Axsome Therapeutics, Inc. *	60,055	2,312,117
Beam Therapeutics, Inc. *	107,717	9,562,038
Berkeley Lights, Inc. *	105,351	2,449,411
Beyondspring, Inc. *(a)	47,373	654,695
BioAtla, Inc. *	33,831	988,880
BioCryst Pharmaceuticals, Inc. *	384,215	5,736,330
BioDelivery Sciences International, Inc. *	203,982	832,247
Biohaven Pharmaceutical Holding Co., Ltd. *	120,347	17,127,785
Biomea Fusion, Inc. *(a)	18,284	196,370
BioNano Genomics, Inc. *(a)	605,748	3,077,200
Bioxcel Therapeutics, Inc. *	37,577	1,094,994
Black Diamond Therapeutics, Inc. *	48,287	369,878
Bluebird Bio, Inc. *	146,831	3,437,314
Blueprint Medicines Corp. *	126,401	14,218,848
Bolt Biotherapeutics, Inc. *(a)	48,208	631,043
Bridgebio Pharma, Inc. *	232,654	11,488,455
Brooklyn ImmunoTherapeutics, Inc. *	63,090	537,527

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
C4 Therapeutics, Inc. *	83,528	3,710,314
Cara Therapeutics, Inc. *	96,797	1,629,094
Cardiff Oncology, Inc. *	81,364	477,607
CareDx, Inc. *	109,099	5,564,049
Caribou Biosciences, Inc. *	41,991	928,421
Cassava Sciences, Inc. *(a)	82,799	3,571,121
Catalyst Pharmaceuticals, Inc. *	210,555	1,242,274
Celcuity, Inc. *	20,361	368,534
Celldex Therapeutics, Inc. *	98,925	4,208,269
CEL-SCI Corp. *(a)	78,009	873,701
Century Therapeutics, Inc. *(a)	24,753	556,200
Cerevel Therapeutics Holdings, Inc. *	86,789	3,527,973
ChemoCentryx, Inc. *	116,221	4,045,653
Chimerix, Inc. *	159,170	834,051
Chinook Therapeutics, Inc. *	71,269	765,429
ChromaDex Corp. *	102,969	637,378
Citius Pharmaceuticals, Inc. *(a)	240,757	450,216
Clene, Inc. *(a)	42,414	230,308
Clovis Oncology, Inc. *(a)	244,627	1,059,235
Codex DNA, Inc. *	15,605	144,190
Codexis, Inc. *	129,545	4,504,280
Codiak Biosciences, Inc. *	34,389	495,545
Cogent Biosciences, Inc. *	78,700	667,376
Coherus Biosciences, Inc. *	137,441	2,299,388
Collegium Pharmaceutical, Inc. *	76,422	1,500,164
Corcept Therapeutics, Inc. *	207,922	3,742,596
CorMedix, Inc. *	80,341	390,457
Cortexyme, Inc. *	42,870	565,884
Crinetics Pharmaceuticals, Inc. *	80,170	1,998,638
Cue Biopharma, Inc. *	65,578	800,707
Cullinan Oncology, Inc. *	56,105	1,246,653
Curis, Inc. *	188,384	1,224,496
Cymabay Therapeutics, Inc. *	146,993	573,273
Cyteir Therapeutics, Inc. *(a)	17,189	307,855
Cytek Biosciences, Inc. *	35,112	800,905
Cytokinetics, Inc. *	171,048	5,971,286
CytomX Therapeutics, Inc. *	139,455	826,968
Day One Biopharmaceuticals, Inc. *(a)	24,171	590,739
Deciphera Pharmaceuticals, Inc. *	85,720	2,862,191
Denali Therapeutics, Inc. *	196,702	9,510,542
DermTech, Inc. *	52,106	1,425,099
Design Therapeutics, Inc. *(a)	30,653	480,639
Dicerna Pharmaceuticals, Inc. *	150,083	3,123,227
Durect Corp. *	493,659	631,884
Dynavax Technologies Corp. *	233,277	4,658,542
Dyne Therapeutics, Inc. *	65,329	947,924
Eagle Pharmaceuticals, Inc. *	25,314	1,325,694
Edgewise Therapeutics, Inc. *(a)	28,522	470,613
Editas Medicine, Inc. *	147,899	5,430,851
Eiger BioPharmaceuticals, Inc. *	70,281	473,694
Eliem Therapeutics, Inc. *	14,707	256,196
Emergent BioSolutions, Inc. *	106,009	5,053,449
Enanta Pharmaceuticals, Inc. *	41,719	3,581,576
Endo International plc *	494,344	2,100,962
Epizyme, Inc. *	194,374	816,371
Erasca, Inc. *(a)	43,900	868,342
Esperion Therapeutics, Inc. *(a)	57,413	513,272
Evelo Biosciences, Inc. *(a)	67,517	597,525
Evolus, Inc. *	70,578	551,920
Exagen, Inc. *	22,979	267,016
EyePoint Pharmaceuticals, Inc. *	44,796	513,810
Fate Therapeutics, Inc. *	175,488	9,441,254
FibroGen, Inc. *	187,305	2,082,832
Finch Therapeutics Group, Inc. *	16,035	214,869
Flexion Therapeutics, Inc. *	103,026	952,990
Fluidigm Corp. *	164,338	846,341
Foghorn Therapeutics, Inc. *	41,457	526,089
Forma Therapeutics Holdings, Inc. *	73,379	1,361,914
SECURITY	NUMBER OF SHARES	VALUE ($)
Forte Biosciences, Inc. *(a)	24,801	67,211
Fortress Biotech, Inc. *	156,542	510,327
Frequency Therapeutics, Inc. *	67,821	425,916
Fulcrum Therapeutics, Inc. *	57,690	1,277,257
G1 Therapeutics, Inc. *(a)	84,622	1,226,173
Gemini Therapeutics, Inc. *	46,453	176,521
Generation Bio Co. *	94,938	1,989,900
Geron Corp. *	648,158	998,163
Global Blood Therapeutics, Inc. *	129,190	4,718,019
Gossamer Bio, Inc. *	132,792	1,649,277
Graphite Bio, Inc. *(a)	33,983	432,943
Greenwich Lifesciences, Inc. *	8,560	302,682
Gritstone bio, Inc. *	86,470	950,305
GT Biopharma, Inc. *	38,229	246,959
Halozyme Therapeutics, Inc. *	304,245	11,582,607
Harmony Biosciences Holdings, Inc. *	48,416	2,007,812
Harpoon Therapeutics, Inc. *	39,649	248,203
Harvard Bioscience, Inc. *	84,263	634,500
Heron Therapeutics, Inc. *	197,968	2,179,628
Homology Medicines, Inc. *	90,086	516,193
Hookipa Pharma, Inc. *	40,694	198,180
Humanigen, Inc. *	96,951	696,108
iBio, Inc. *	458,140	357,349
Icosavax, Inc. *	29,099	761,230
Ideaya Biosciences, Inc. *	70,506	1,511,649
IGM Biosciences, Inc. *	17,549	823,399
Ikena Oncology, Inc. *(a)	21,763	233,952
Imago Biosciences, Inc. *	21,689	577,361
Immuneering Corp., Class A *	17,239	467,177
Immunic, Inc. *	38,866	362,231
ImmunityBio, Inc. *(a)	147,539	1,155,230
ImmunoGen, Inc. *	430,414	2,595,396
Immunovant, Inc. *	87,438	703,002
Impel Neuropharma Inc. *(a)	11,413	122,005
Infinity Pharmaceuticals, Inc. *	185,502	471,175
Inhibrx, Inc. *	60,214	2,420,001
Innoviva, Inc. *	92,935	1,621,716
Inotiv, Inc. *	28,293	1,369,098
Inovio Pharmaceuticals, Inc. *(a)	445,764	3,182,755
Inozyme Pharma, Inc. *	30,497	284,842
Insmed, Inc. *	248,018	7,477,743
Instil Bio, Inc. *	38,719	788,706
Intellia Therapeutics, Inc. *	148,774	19,783,967
Intercept Pharmaceuticals, Inc. *	61,214	1,032,068
Intra-Cellular Therapies, Inc. *	152,940	6,587,126
Invitae Corp. *	433,181	11,479,296
Ironwood Pharmaceuticals, Inc. *	312,344	3,988,633
iTeos Therapeutics, Inc. *	43,449	1,162,261
IVERIC bio, Inc. *	225,487	3,991,120
Janux Therapeutics, Inc. *	29,138	709,510
Jounce Therapeutics, Inc. *	69,888	613,617
Kadmon Holdings, Inc. *	373,979	3,534,102
Kala Pharmaceuticals, Inc. *(a)	102,520	178,385
Kaleido Biosciences, Inc. *(a)	41,084	176,661
KalVista Pharmaceuticals, Inc. *	43,246	777,563
Karuna Therapeutics, Inc. *	48,091	6,751,015
Karyopharm Therapeutics, Inc. *	155,675	849,986
KemPharm, Inc. *(a)	60,593	575,634
Keros Therapeutics, Inc. *	33,923	1,415,268
Kezar Life Sciences, Inc. *	72,051	576,408
Kiniksa Pharmaceuticals Ltd., Class A *	61,469	638,663
Kinnate Biopharma, Inc. *	55,815	1,326,723
Kodiak Sciences, Inc. *	72,205	8,454,483
Kronos Bio, Inc. *	83,940	1,381,652
Krystal Biotech, Inc. *	39,049	1,955,964
Kura Oncology, Inc. *	137,571	2,258,916
Kymera Therapeutics, Inc. *	74,088	4,362,301
Landos Biopharma, Inc. *	10,349	139,298

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Lexicon Pharmaceuticals, Inc. *	143,871	761,078
Ligand Pharmaceuticals, Inc. *	32,647	4,764,503
Lineage Cell Therapeutics, Inc. *	269,809	615,165
Lyell Immunopharma, Inc. *(a)	51,828	722,482
MacroGenics, Inc. *	129,249	2,524,233
Madrigal Pharmaceuticals, Inc. *	24,403	1,897,333
Magenta Therapeutics, Inc. *	63,421	405,894
MannKind Corp. *	532,743	2,509,220
Marinus Pharmaceuticals, Inc. *	79,957	919,506
MaxCyte, Inc. *	34,337	385,948
Medpace Holdings, Inc. *	62,619	14,186,334
MEI Pharma, Inc. *	238,565	672,753
MeiraGTx Holdings plc *	65,107	1,399,800
Mersana Therapeutics, Inc. *	154,649	1,323,795
MiMedx Group, Inc. *	240,999	1,650,843
Mind Medicine MindMed, Inc. *(a)	751,282	1,893,231
Mirum Pharmaceuticals, Inc. *	7,627	121,117
Molecular Templates, Inc. *	78,363	409,055
Monte Rosa Therapeutics, Inc. *(a)	25,547	599,077
Morphic Holding, Inc. *	44,833	2,577,897
Mustang Bio, Inc. *	147,567	330,550
Myriad Genetics, Inc. *	167,761	5,162,006
NanoString Technologies, Inc. *	98,203	4,743,205
NeoGenomics, Inc. *	245,020	11,270,920
Neoleukin Therapeutics, Inc. *	74,907	549,068
NexImmune, Inc. *	37,133	422,574
NGM Biopharmaceuticals, Inc. *	68,625	1,267,504
Nkarta, Inc. *	29,754	466,543
Nurix Therapeutics, Inc. *	67,911	2,271,623
Nuvalent, Inc., Class A *(a)	22,484	549,284
Nuvation Bio, Inc. *	144,402	1,324,166
Ocugen, Inc. *(a)	398,008	4,712,415
Ocular Therapeutix, Inc. *	163,908	1,088,349
Olema Pharmaceuticals, Inc. *	54,396	1,468,692
Omega Therapeutics, Inc. *	16,485	484,329
Omeros Corp. *(a)	129,200	810,084
Oncocyte Corp. *	129,596	425,075
Oncorus, Inc. *	43,295	461,525
Oncternal Therapeutics, Inc. *	93,824	344,334
OPKO Health, Inc. *	859,301	3,256,751
Oramed Pharmaceuticals, Inc. *(a)	65,707	1,538,201
Organogenesis Holdings, Inc. *	80,752	886,657
ORIC Pharmaceuticals, Inc. *	68,579	1,003,997
Outlook Therapeutics, Inc. *(a)	185,630	384,254
Oyster Point Pharma, Inc. *	23,540	277,301
Pacific Biosciences of California, Inc. *	420,136	11,125,201
Pacira BioSciences, Inc. *	94,375	4,933,925
Paratek Pharmaceuticals, Inc. *	105,248	528,345
Passage Bio, Inc. *	81,217	708,212
Personalis, Inc. *	76,850	1,507,797
Phathom Pharmaceuticals, Inc. *	43,863	1,032,096
Phibro Animal Health Corp., Class A	43,153	946,777
Pliant Therapeutics, Inc. *	52,481	836,022
PMV Pharmaceuticals, Inc. *	56,537	1,335,404
Portage Biotech, Inc. *	10,411	212,384
Poseida Therapeutics, Inc. *	60,968	390,805
Praxis Precision Medicines, Inc. *	70,239	1,460,971
Precigen, Inc. *	201,156	971,583
Precision BioSciences, Inc. *	105,675	1,002,856
Prelude Therapeutics, Inc. *	22,765	400,209
Prestige Consumer Healthcare, Inc. *	108,025	6,480,420
Prometheus Biosciences, Inc. *	23,959	763,334
Protagonist Therapeutics, Inc. *	96,581	3,009,464
Prothena Corp. plc *	75,586	4,183,685
Provention Bio, Inc. *	117,331	734,492
PTC Therapeutics, Inc. *	150,421	5,705,469
Puma Biotechnology, Inc. *	68,591	349,814
Quanterix Corp. *	66,484	3,364,755
SECURITY	NUMBER OF SHARES	VALUE ($)
Radius Health, Inc. *	101,456	2,191,450
Rain Therapeutics, Inc. *	15,731	245,089
Rallybio Corp. *	16,076	286,957
Rapid Micro Biosystems, Inc., Class A *	17,991	366,836
RAPT Therapeutics, Inc. *	45,851	1,447,975
Reata Pharmaceuticals, Inc., Class A *	59,414	5,704,338
Recursion Pharmaceuticals, Inc., Class A *(a)	61,180	1,171,597
REGENXBIO, Inc. *	85,242	3,020,976
Relay Therapeutics, Inc. *	129,673	4,311,627
Relmada Therapeutics, Inc. *	33,433	784,673
Reneo Pharmaceuticals, Inc. *	13,371	87,714
Replimune Group, Inc. *	64,073	1,890,794
Revance Therapeutics, Inc. *	151,822	2,087,552
REVOLUTION Medicines, Inc. *	127,927	3,764,892
Rhythm Pharmaceuticals, Inc. *	94,956	1,092,944
Rigel Pharmaceuticals, Inc. *	370,445	1,244,695
Rocket Pharmaceuticals, Inc. *	88,114	2,617,867
Rubius Therapeutics, Inc. *	98,391	1,398,136
Sana Biotechnology, Inc. *	186,397	3,865,874
Sangamo Therapeutics, Inc. *	256,037	2,079,020
Scholar Rock Holding Corp. *	60,352	1,587,258
Seelos Therapeutics, Inc. *	206,531	446,107
Seer, Inc. *	90,187	3,329,704
Selecta Biosciences, Inc. *	195,893	703,256
Sensei Biotherapeutics, Inc. *	43,865	381,187
Sera Prognostics, Inc., Class A *	9,084	93,838
Seres Therapeutics, Inc. *	150,490	914,979
Sesen Bio, Inc. *	417,650	505,357
Shattuck Labs, Inc. *	57,564	1,110,985
SIGA Technologies, Inc. *	105,432	760,165
Sigilon Therapeutics, Inc. *	31,572	170,173
Silverback Therapeutics, Inc. *(a)	43,225	373,032
Singular Genomics Systems, Inc. *	24,563	340,198
Solid Biosciences, Inc. *	126,405	256,602
Sorrento Therapeutics, Inc. *(a)	602,248	4,131,421
Spectrum Pharmaceuticals, Inc. *	351,111	642,533
Spero Therapeutics, Inc. *	51,466	903,743
SpringWorks Therapeutics, Inc. *	62,835	4,213,715
Spruce Biosciences, Inc. *	18,417	87,665
SQZ Biotechnologies Co. *	48,387	647,902
Stoke Therapeutics, Inc. *	41,939	957,467
Summit Therapeutics, Inc. *	55,033	283,970
Supernus Pharmaceuticals, Inc. *	105,948	3,162,548
Surface Oncology, Inc. *	75,782	562,302
Sutro Biopharma, Inc. *	93,725	1,889,496
Syndax Pharmaceuticals, Inc. *	97,333	1,893,127
Syros Pharmaceuticals, Inc. *	122,044	504,042
Talaris Therapeutics, Inc. *	18,871	318,731
Tarsus Pharmaceuticals, Inc. *	17,875	496,210
Taysha Gene Therapies, Inc. *	47,172	737,770
TCR2 Therapeutics, Inc. *	64,928	409,046
Tenaya Therapeutics, Inc. *(a)	30,606	786,880
Terns Pharmaceuticals, Inc. *	28,746	273,087
TG Therapeutics, Inc. *	276,305	8,626,242
TherapeuticsMD, Inc. *	858,241	624,799
Theravance Biopharma, Inc. *	129,978	1,009,929
Tonix Pharmaceuticals Holding Corp. *	755,462	417,015
Travere Therapeutics, Inc. *	125,891	3,626,920
Trevena, Inc. *	346,677	350,144
Trillium Therapeutics, Inc. *	215,191	3,897,109
Turning Point Therapeutics, Inc. *	99,730	4,146,773
Twist Bioscience Corp. *	102,074	12,126,391
UroGen Pharma Ltd. *(a)	42,689	734,251
Vanda Pharmaceuticals, Inc. *	117,261	2,007,508
Vaxart, Inc. *(a)	259,408	1,740,628
Vaxcyte, Inc. *	87,210	2,040,714
VBI Vaccines, Inc. *	396,853	1,150,874

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Vera Therapeutics, Inc. *	14,894	288,199
Veracyte, Inc. *	145,580	6,970,370
Verastem, Inc. *	374,134	972,748
Vericel Corp. *	100,530	4,626,391
Verrica Pharmaceuticals, Inc. *(a)	29,378	369,869
Verve Therapeutics, Inc. *	34,172	1,585,239
Viking Therapeutics, Inc. *	145,414	846,309
Vincerx Pharma, Inc. *	27,089	378,433
Vir Biotechnology, Inc. *	129,990	4,904,523
Viracta Therapeutics, Inc. *	79,118	465,214
VistaGen Therapeutics, Inc. *	416,355	953,453
Vor BioPharma, Inc. *	40,040	629,829
WaVe Life Sciences Ltd. *	79,526	365,024
Werewolf Therapeutics, Inc. *	16,038	251,315
XBiotech, Inc.	33,292	488,061
Xencor, Inc. *	121,812	4,818,883
XOMA Corp. *(a)	12,952	323,800
Y-mAbs Therapeutics, Inc. *	76,181	1,871,005
Zentalis Pharmaceuticals, Inc. *	77,405	6,226,458
ZIOPHARM Oncology, Inc. *	457,567	686,351
Zogenix, Inc. *	120,456	1,846,590
		772,326,736

Real Estate 7.0%
Acadia Realty Trust	187,422	4,007,082
Agree Realty Corp.	146,769	10,429,405
Alexander & Baldwin, Inc.	155,800	3,821,774
Alexander's, Inc.	4,673	1,302,739
American Assets Trust, Inc.	108,005	4,085,829
American Finance Trust, Inc.	254,403	2,106,457
Apartment Investment & Management Co., Class A	322,499	2,444,542
Apple Hospitality REIT, Inc.	463,734	7,285,261
Armada Hoffler Properties, Inc.	130,900	1,794,639
Ashford Hospitality Trust, Inc. *	36,073	509,711
Braemar Hotels & Resorts, Inc. *	117,260	595,681
Brandywine Realty Trust	366,316	4,853,687
Broadstone Net Lease, Inc.	334,613	8,897,360
BRT Apartments Corp.	25,149	500,465
CareTrust REIT, Inc.	209,178	4,340,443
CatchMark Timber Trust, Inc., Class A	104,096	891,062
Centerspace	30,240	3,061,498
Chatham Lodging Trust *	102,715	1,303,453
City Office REIT, Inc.	92,839	1,761,156
Clipper Realty, Inc.	25,900	222,222
Columbia Property Trust, Inc.	247,787	4,750,077
Community Healthcare Trust, Inc.	51,177	2,448,308
CorePoint Lodging, Inc. *	85,648	1,476,572
Corporate Office Properties Trust	243,592	6,606,215
CTO Realty Growth, Inc.	12,997	696,769
Cushman & Wakefield plc *	300,095	5,518,747
DiamondRock Hospitality Co. *	450,071	4,068,642
DigitalBridge Group, Inc. *	1,046,734	7,013,118
Diversified Healthcare Trust	518,762	1,888,294
Easterly Government Properties, Inc.	182,484	3,837,639
EastGroup Properties, Inc.	85,660	16,941,835
Empire State Realty Trust, Inc., Class A	307,998	2,981,421
Equity Commonwealth *	253,450	6,571,958
Essential Properties Realty Trust, Inc.	252,242	7,514,289
eXp World Holdings, Inc.	135,426	6,987,982
Farmland Partners, Inc.	60,794	683,325
Fathom Holdings, Inc. *(a)	11,486	290,481
Forestar Group, Inc. *	36,757	719,334
Four Corners Property Trust, Inc.	164,415	4,768,035
Franklin Street Properties Corp.	219,341	987,034
FRP Holdings, Inc. *	14,335	819,962
Getty Realty Corp.	86,123	2,766,271
SECURITY	NUMBER OF SHARES	VALUE ($)
Gladstone Commercial Corp.	77,880	1,702,457
Gladstone Land Corp.	62,154	1,376,090
Global Medical REIT, Inc.	128,860	2,136,499
Global Net Lease, Inc.	217,661	3,486,929
Healthcare Realty Trust, Inc.	314,403	10,394,163
Hersha Hospitality Trust *	68,563	612,268
Independence Realty Trust, Inc.	227,354	5,372,375
Indus Realty Trust, Inc.	9,249	644,655
Industrial Logistics Properties Trust	140,599	3,949,426
Innovative Industrial Properties, Inc.	51,187	13,466,788
iStar, Inc.	149,081	3,762,804
Kennedy-Wilson Holdings, Inc.	258,854	5,790,564
Kite Realty Group Trust	467,963	9,499,649
Lexington Realty Trust	593,039	8,640,578
LTC Properties, Inc.	83,971	2,675,316
Mack-Cali Realty Corp. *	189,764	3,451,807
Marcus & Millichap, Inc. *	51,356	2,418,868
Monmouth Real Estate Investment Corp.	205,933	3,881,837
National Health Investors, Inc.	94,867	5,101,947
National Storage Affiliates Trust	175,267	10,947,177
NETSTREIT Corp.	84,969	2,059,649
Newmark Group, Inc., Class A	322,586	4,800,080
NexPoint Residential Trust, Inc.	48,094	3,406,017
Office Properties Income Trust	103,267	2,645,701
One Liberty Properties, Inc.	34,630	1,082,534
Outfront Media, Inc.	313,660	7,806,997
Paramount Group, Inc.	401,587	3,405,458
Pebblebrook Hotel Trust	281,528	6,323,119
Phillips Edison & Co., Inc.	40,337	1,215,757
Physicians Realty Trust	466,138	8,861,283
Piedmont Office Realty Trust, Inc., Class A	268,621	4,770,709
Plymouth Industrial REIT, Inc.	63,447	1,621,705
Postal Realty Trust, Inc., Class A	26,872	522,123
PotlatchDeltic Corp.	142,385	7,442,464
Preferred Apartment Communities, Inc., Class A	111,499	1,406,002
PS Business Parks, Inc.	43,328	7,699,386
Rafael Holdings, Inc., Class B *	21,013	158,858
RE/MAX Holdings, Inc., Class A	40,332	1,282,961
Realogy Holdings Corp. *	249,166	4,315,555
Redfin Corp. *	220,035	11,296,597
Retail Opportunity Investments Corp.	256,921	4,565,486
Retail Value, Inc.	37,186	232,784
RLJ Lodging Trust	358,733	5,172,930
RPT Realty	172,319	2,290,119
Ryman Hospitality Properties, Inc. *	116,363	9,953,691
Sabra Health Care REIT, Inc.	475,946	6,734,636
Safehold, Inc.	38,636	2,886,109
Saul Centers, Inc.	25,740	1,194,336
Seritage Growth Properties, Class A *	81,895	1,261,183
Service Properties Trust	353,224	3,804,222
SITE Centers Corp.	373,992	5,942,733
STAG Industrial, Inc.	352,124	15,327,958
Summit Hotel Properties, Inc. *	226,293	2,262,930
Sunstone Hotel Investors, Inc. *	471,124	5,813,670
Tanger Factory Outlet Centers, Inc.	219,935	3,694,908
Tejon Ranch Co. *	44,204	804,955
Terreno Realty Corp.	149,629	10,942,369
The GEO Group, Inc.	254,075	2,078,333
The Macerich Co.	462,757	8,371,274
The RMR Group, Inc., Class A	33,029	1,149,079
The St. Joe Co.	71,809	3,376,459
UMH Properties, Inc.	91,469	2,189,768
Uniti Group, Inc.	419,708	6,006,021
Universal Health Realty Income Trust	27,727	1,579,607
Urban Edge Properties	250,375	4,389,074
Urstadt Biddle Properties, Inc., Class A	64,483	1,266,446

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Washington Real Estate Investment Trust	183,292	4,646,452
Whitestone REIT	94,971	871,834
Xenia Hotels & Resorts, Inc. *	244,921	4,359,594
		459,154,886

Retailing 3.5%
1-800-Flowers.com, Inc., Class A *	57,915	1,860,230
1stdibs.com, Inc. *(a)	13,824	236,943
Abercrombie & Fitch Co., Class A *	132,742	5,248,619
Academy Sports & Outdoors, Inc. *	167,763	7,176,901
American Eagle Outfitters, Inc.	328,167	7,790,685
America's Car-Mart, Inc. *	13,427	1,604,392
Arko Corp. *	259,356	2,487,224
Asbury Automotive Group, Inc. *	41,860	8,192,421
Barnes & Noble Education, Inc. *	82,162	852,842
Bed Bath & Beyond, Inc. *	226,137	3,174,963
Big 5 Sporting Goods Corp.	44,241	1,069,747
Big Lots, Inc.	73,806	3,265,915
Boot Barn Holdings, Inc. *	62,991	6,581,930
Caleres, Inc.	80,198	1,849,366
Camping World Holdings, Inc., Class A	92,517	3,446,258
CarLotz, Inc. *(a)	158,021	568,876
CarParts.com, Inc. *	106,246	1,618,127
Chico's FAS, Inc. *	261,533	1,427,970
Citi Trends, Inc. *	18,786	1,453,285
Conn's, Inc. *	39,060	869,866
Designer Brands, Inc., Class A *	128,373	1,736,887
Dillard’s, Inc., Class A	12,991	3,002,740
Duluth Holdings, Inc., Class B *	25,945	371,792
Franchise Group, Inc.	61,293	2,255,582
Funko, Inc., Class A *	57,932	949,505
Genesco, Inc. *	31,828	1,928,459
Greenlane Holdings, Inc., Class A *	34,625	59,209
Group 1 Automotive, Inc.	37,978	6,828,444
Groupon, Inc. *	51,441	1,091,578
GrowGeneration Corp. *	116,581	2,457,527
Guess?, Inc.	87,542	1,812,995
Haverty Furniture Cos., Inc.	35,700	1,024,590
Hibbett, Inc.	34,645	2,682,909
JOANN, Inc.	24,610	251,514
Kirkland's, Inc. *(a)	29,723	668,173
Lands' End, Inc. *	31,155	818,753
Lazydays Holdings, Inc. *	15,585	328,688
Liquidity Services, Inc. *	57,952	1,279,580
Lumber Liquidators Holdings, Inc. *	62,500	1,130,000
Macy's, Inc.	678,646	17,963,760
MarineMax, Inc. *	45,693	2,366,440
Monro, Inc.	71,328	4,405,217
Murphy USA, Inc.	52,274	8,518,048
National Vision Holdings, Inc. *	176,282	10,866,022
OneWater Marine, Inc., Class A	21,996	975,303
Overstock.com, Inc. *	92,711	8,828,869
Party City Holdco, Inc. *	239,820	1,743,491
PetMed Express, Inc. (a)	42,888	1,219,306
Porch Group, Inc. *	167,013	3,512,283
Quotient Technology, Inc. *	191,394	1,232,577
Rent-A-Center, Inc.	142,160	7,571,442
Revolve Group, Inc. *	77,576	5,821,303
Sally Beauty Holdings, Inc. *	244,062	3,724,386
Shift Technologies, Inc. *(a)	131,513	898,234
Shoe Carnival, Inc.	38,423	1,301,387
Shutterstock, Inc.	50,506	6,118,802
Signet Jewelers Ltd.	112,675	10,048,356
Sleep Number Corp. *	49,997	4,416,735
Sonic Automotive, Inc., Class A	47,200	2,333,096
Sportsman's Warehouse Holdings, Inc. *	93,985	1,622,181
SECURITY	NUMBER OF SHARES	VALUE ($)
Stitch Fix, Inc., Class A *	127,846	4,423,472
The Aaron's Co., Inc.	70,347	1,645,416
The Buckle, Inc.	64,335	2,677,623
The Cato Corp., Class A	41,869	738,150
The Children's Place, Inc. *	30,383	2,518,447
The Container Store Group, Inc. *	69,729	771,203
The ODP Corp. *	103,144	4,466,135
The RealReall, Inc. *	170,400	2,220,312
Tilly's, Inc., Class A	48,828	677,733
Torrid Holdings, Inc. *	26,522	398,891
TravelCenters of America, Inc. *	26,969	1,453,899
Urban Outfitters, Inc. *	148,514	4,742,052
Winmark Corp.	7,521	1,751,039
Xometry, Inc., Class A *(a)	17,383	938,682
Zumiez, Inc. *	47,631	1,938,582
		228,304,359

Semiconductors & Semiconductor Equipment 3.2%
Alpha & Omega Semiconductor Ltd. *	45,867	1,589,292
Ambarella, Inc. *	75,499	14,029,979
Amkor Technology, Inc.	219,888	4,819,945
Atomera, Inc. *(a)	44,225	955,702
Axcelis Technologies, Inc. *	71,682	3,937,492
AXT, Inc. *	85,696	700,136
CEVA, Inc. *	48,808	2,226,133
CMC Materials, Inc.	62,998	8,087,053
Cohu, Inc. *	103,156	3,305,118
Diodes, Inc. *	93,969	9,029,481
DSP Group, Inc. *	49,280	1,082,682
FormFactor, Inc. *	167,907	6,679,340
Ichor Holdings Ltd. *	59,967	2,621,757
Impinj, Inc. *	40,461	2,820,941
Kopin Corp. *	170,176	891,722
Kulicke & Soffa Industries, Inc.	132,332	7,542,924
Lattice Semiconductor Corp. *	292,983	20,344,740
MACOM Technology Solutions Holdings, Inc. *	105,070	7,335,987
MaxLinear, Inc. *	153,305	9,658,215
Meta Materials, Inc. *(a)	472,428	2,220,412
NeoPhotonics Corp. *	112,186	1,135,322
NVE Corp.	10,099	686,429
Onto Innovation, Inc. *	105,045	8,320,614
PDF Solutions, Inc. *	64,635	1,520,862
Photronics, Inc. *	128,634	1,670,956
Power Integrations, Inc.	130,384	13,456,933
Rambus, Inc. *	234,371	5,453,813
Semtech Corp. *	139,771	11,884,728
Silicon Laboratories, Inc. *	95,866	18,095,666
SiTime Corp. *	28,102	7,443,939
SkyWater Technology, Inc. *	17,702	606,117
SMART Global Holdings, Inc. *	37,768	2,019,077
SunPower Corp. *	172,992	5,822,911
Synaptics, Inc. *	76,170	14,820,397
Ultra Clean Holdings, Inc. *	95,782	4,747,914
Veeco Instruments, Inc. *	107,677	2,615,474
		210,180,203

Software & Services 7.8%
8x8, Inc. *	239,858	5,435,182
A10 Networks, Inc. *	130,427	2,437,681
ACI Worldwide, Inc. *	254,366	7,803,949
Agilysys, Inc. *	42,758	2,040,412
Alarm.com Holdings, Inc. *	102,243	8,614,995
Alkami Technology, Inc. *	15,936	478,080
Altair Engineering, Inc., Class A *	100,021	7,780,634
American Software, Inc., Class A	67,531	1,953,672

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Appfolio, Inc., Class A *	40,484	5,331,338
Appian Corp. *	84,790	8,428,974
Asana, Inc., Class A *	159,733	21,691,741
Avaya Holdings Corp. *	177,577	3,306,484
Benefitfocus, Inc. *	52,277	572,956
BigCommerce Holdings, Inc. *	104,248	4,817,300
Blackbaud, Inc. *	104,283	7,405,136
Blackline, Inc. *	115,705	14,679,493
BM Technologies, Inc. *(a)(b)	9,231	79,816
Bottomline Technologies (DE), Inc. *	95,281	4,411,510
Box, Inc., Class A *	308,274	7,962,717
Brightcove, Inc. *	87,679	869,776
BTRS Holdings, Inc. *	140,657	1,208,244
Cantaloupe, Inc. *	126,288	1,578,600
Cass Information Systems, Inc.	30,939	1,268,190
Cerence, Inc. *	81,615	8,580,185
ChannelAdvisor Corp. *	63,103	1,609,758
Cleanspark, Inc. *(a)	71,577	1,450,150
CommVault Systems, Inc. *	98,748	6,073,002
Conduent, Inc. *	361,998	2,443,486
Consensus Cloud Solutions, Inc. *	31,420	1,989,829
Couchbase, Inc. *(a)	21,252	856,881
CS Disco, Inc. *	28,053	1,608,840
CSG Systems International, Inc.	70,519	3,529,476
Digimarc Corp. *(a)	27,636	1,396,447
Digital Turbine, Inc. *	196,137	16,879,550
DigitalOcean Holdings, Inc. *	107,046	10,446,619
Domo, Inc., Class B *	59,514	5,258,062
E2open Parent Holdings, Inc. *	351,257	4,390,712
Ebix, Inc.	57,235	1,877,880
eGain Corp. *	43,312	446,980
Envestnet, Inc. *	117,333	9,797,305
EverCommerce, Inc. *(a)	36,267	750,002
EVERTEC, Inc.	130,488	5,899,362
Evo Payments, Inc., Class A *	101,552	2,201,647
ExlService Holdings, Inc. *	71,003	8,707,098
Flywire Corp. *(a)	26,060	1,236,286
GreenBox POS *(a)	40,092	325,547
GreenSky, Inc., Class A *	154,968	1,896,808
Grid Dynamics Holdings, Inc. *	91,426	2,628,497
GTY Technology Holdings, Inc. *	68,240	518,624
I3 Verticals, Inc., Class A *	45,966	1,029,179
IBEX Holdings Ltd. *	12,767	207,464
Instructure Holdings, Inc. *	26,113	658,570
Intapp, Inc. *	21,924	591,948
Intelligent Systems Corp. *	15,396	651,713
InterDigital, Inc.	66,925	4,480,629
International Money Express, Inc. *	69,512	1,163,631
JFrog Ltd. *	114,651	3,747,941
Kaltura, Inc. *	38,284	361,401
Limelight Networks, Inc. *	268,789	800,991
LivePerson, Inc. *	139,669	7,194,350
LiveRamp Holdings, Inc. *	142,442	7,622,071
Marathon Digital Holdings, Inc. *	206,298	10,777,008
Maximus, Inc.	132,225	11,182,268
MeridianLink, Inc. *	27,557	665,502
MicroStrategy, Inc., Class A *	16,954	12,123,127
Mimecast Ltd. *	131,616	9,929,111
Mitek Systems, Inc. *	91,956	1,731,531
Model N, Inc. *	76,380	2,475,476
Momentive Global, Inc. *	279,792	6,412,833
MoneyGram International, Inc. *	193,775	1,156,837
ON24, Inc. *	58,276	1,114,820
OneSpan, Inc. *	75,905	1,549,980
PagerDuty, Inc. *	174,038	7,266,086
Paya Holdings, Inc. *	176,025	1,603,588
Perficient, Inc. *	70,376	8,698,474
Ping Identity Holding Corp. *	107,270	3,038,959
SECURITY	NUMBER OF SHARES	VALUE ($)
Priority Technology Holdings, Inc. *	21,956	115,928
Progress Software Corp.	95,054	4,886,726
PROS Holdings, Inc. *	86,620	2,598,600
Q2 Holdings, Inc. *	118,143	9,269,500
QAD, Inc., Class A	26,188	2,295,116
Qualys, Inc. *	73,466	9,145,048
Rackspace Technology, Inc. *	117,842	1,566,120
Rapid7, Inc. *	119,877	15,434,164
Rekor Systems, Inc. *	66,587	905,583
Repay Holdings Corp. *	186,369	3,915,613
Rimini Street, Inc. *	96,154	1,000,963
Riot Blockchain, Inc. *	182,148	4,958,069
SailPoint Technologies Holding, Inc. *	197,808	9,490,828
Sapiens International Corp. N.V.	66,672	2,328,853
SecureWorks Corp., Class A *	21,266	391,720
ShotSpotter, Inc. *	17,961	698,863
Smith Micro Software, Inc. *	101,655	579,433
Sprout Social, Inc., Class A *	96,656	12,341,038
SPS Commerce, Inc. *	77,867	11,892,627
StarTek, Inc. *	37,837	208,103
Sumo Logic, Inc. *	185,528	3,204,069
Telos Corp. *	86,722	2,246,967
Tenable Holdings, Inc. *	196,082	10,441,366
The Hackett Group, Inc.	52,389	1,107,503
TTEC Holdings, Inc.	40,070	3,782,207
Tucows, Inc., Class A *	21,165	1,741,879
Unisys Corp. *	141,708	3,623,474
Upland Software, Inc. *	62,527	2,086,526
Varonis Systems, Inc. *	228,750	14,809,275
Verint Systems, Inc. *	139,281	6,490,495
Veritone, Inc. *	61,734	1,846,464
Verra Mobility Corp. *	290,217	4,318,429
Viant Technology, Inc., Class A *	25,249	296,676
VirnetX Holding Corp. *	136,102	523,993
Vonage Holdings Corp. *	521,026	8,398,939
Workiva, Inc. *	92,416	13,820,813
Xperi Holding Corp.	227,300	4,073,216
Yext, Inc. *	240,048	3,022,204
Zix Corp. *	116,635	987,898
Zuora, Inc., Class A *	240,342	5,253,876
		517,290,565

Technology Hardware & Equipment 3.1%
3D Systems Corp. *	262,387	7,388,818
908 Devices, Inc. *	27,966	920,081
ADTRAN, Inc.	104,912	1,938,774
Advanced Energy Industries, Inc.	82,965	7,617,846
Aeva Technologies, Inc. *(a)	165,798	1,286,592
Akoustis Technologies, Inc. *	92,265	693,833
Arlo Technologies, Inc. *	180,244	1,243,684
Aviat Networks, Inc. *	20,369	582,553
Avid Technology, Inc. *	78,176	2,238,961
Badger Meter, Inc.	62,984	6,440,114
Belden, Inc.	95,538	5,752,343
Benchmark Electronics, Inc.	77,520	1,806,991
CalAmp Corp. *	76,775	738,576
Calix, Inc. *	119,029	7,450,025
Cambium Networks Corp. *	22,608	637,998
Casa Systems, Inc. *	65,617	415,356
Clearfield, Inc. *	24,731	1,397,054
Comtech Telecommunications Corp.	54,342	1,172,157
Corsair Gaming, Inc. *(a)	59,260	1,448,907
CTS Corp.	68,379	2,435,660
Daktronics, Inc. *	77,915	432,428
Diebold Nixdorf, Inc. *	156,280	1,406,520
Digi International, Inc. *	73,273	1,579,033
DZS, Inc. *	35,674	388,847

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Eastman Kodak Co. *(a)	95,056	645,430
EMCORE Corp. *	77,507	579,752
ePlus, Inc. *	28,669	3,169,931
Extreme Networks, Inc. *	266,658	2,621,248
Fabrinet *	79,694	7,650,624
FARO Technologies, Inc. *	39,297	2,891,080
Harmonic, Inc. *	193,411	1,754,238
Identiv, Inc. *	45,280	867,565
II-VI, Inc. *	225,914	13,670,056
Infinera Corp. *	389,347	2,955,144
Inseego Corp. *	181,138	1,123,056
Insight Enterprises, Inc. *	74,418	7,047,385
Iteris, Inc. *	88,739	475,641
Itron, Inc. *	97,549	7,586,386
Kimball Electronics, Inc. *	52,103	1,497,961
Knowles Corp. *	192,700	4,015,868
KVH Industries, Inc. *	32,243	330,813
Luna Innovations, Inc. *	65,176	634,814
Methode Electronics, Inc.	82,103	3,454,073
MicroVision, Inc. *	356,491	2,712,897
Napco Security Technologies, Inc. *	31,363	1,504,169
NETGEAR, Inc. *	65,511	1,888,682
NetScout Systems, Inc. *	152,161	4,117,477
nLight, Inc. *	91,990	2,586,759
Novanta, Inc. *	76,208	13,150,452
OSI Systems, Inc. *	36,498	3,398,329
Ouster, Inc. *(a)	61,578	379,320
PAR Technology Corp. *	52,857	3,320,477
PC Connection, Inc.	24,113	1,110,404
Plantronics, Inc. *	91,119	2,438,344
Plexus Corp. *	60,365	5,271,072
Quantum Corp. *	122,458	699,235
Ribbon Communications, Inc. *	152,373	833,480
Rogers Corp. *	40,371	8,119,416
Sanmina Corp. *	139,139	5,252,497
ScanSource, Inc. *	54,523	1,950,833
Super Micro Computer, Inc. *	92,817	3,284,794
TTM Technologies, Inc. *	232,959	3,084,377
Turtle Beach Corp. *	33,406	960,757
Velodyne Lidar, Inc. *(a)	164,365	1,002,626
Viavi Solutions, Inc. *	492,985	7,591,969
Vishay Intertechnology, Inc.	288,771	5,550,179
Vishay Precision Group, Inc. *	27,071	922,850
		201,515,611

Telecommunication Services 0.8%
Anterix, Inc. *	24,755	1,586,796
ATN International, Inc.	24,287	990,424
Bandwidth, Inc., Class A *	49,662	4,235,175
Cogent Communications Holdings, Inc.	92,107	7,054,475
Consolidated Communications Holdings, Inc. *	158,197	1,170,658
EchoStar Corp., Class A *	85,588	2,007,895
Globalstar, Inc. *	1,312,650	2,165,873
Gogo, Inc. *	127,731	2,076,906
IDT Corp., Class B *	43,319	2,095,340
Iridium Communications, Inc. *	255,289	10,351,969
Liberty Latin America Ltd., Class A *	90,416	1,086,800
Liberty Latin America Ltd., Class C *	334,415	4,023,012
Ooma, Inc. *	46,701	1,078,793
Radius Global Infrastructure, Inc., Class A *	126,672	2,195,226
Shenandoah Telecommunications Co.	104,019	2,875,085
Telephone & Data Systems, Inc.	218,969	4,103,479
United States Cellular Corp. *	33,255	1,016,605
		50,114,511

SECURITY	NUMBER OF SHARES	VALUE ($)
Transportation 1.7%
Air Transport Services Group, Inc. *	126,940	3,159,537
Allegiant Travel Co. *	33,171	5,813,881
ArcBest Corp.	54,749	4,919,198
Atlas Air Worldwide Holdings, Inc. *	62,067	5,034,875
Avis Budget Group, Inc. *	105,243	18,239,664
Costamare, Inc.	114,704	1,538,181
Covenant Logistics Group, Inc. *	25,632	727,949
Daseke, Inc. *	85,773	810,555
Eagle Bulk Shipping, Inc. *	18,927	814,807
Echo Global Logistics, Inc. *	56,816	2,740,236
Forward Air Corp.	58,817	5,914,638
Frontier Group Holdings, Inc. *	75,651	1,183,938
Genco Shipping & Trading Ltd.	68,321	1,173,072
Hawaiian Holdings, Inc. *	108,235	2,094,347
Heartland Express, Inc.	102,878	1,679,998
Hub Group, Inc., Class A *	71,528	5,619,955
HyreCar, Inc. *	37,170	252,384
Marten Transport Ltd.	129,187	2,148,380
Matson, Inc.	92,684	7,718,723
Mesa Air Group, Inc. *	74,937	565,025
P.A.M. Transportation Services, Inc. *	8,066	498,640
Radiant Logistics, Inc. *	86,187	580,038
Safe Bulkers, Inc. *	132,199	589,608
Saia, Inc. *	57,280	17,908,019
SkyWest, Inc. *	107,505	4,625,940
Spirit Airlines, Inc. *	212,312	4,639,017
Sun Country Airlines Holdings, Inc. *	55,729	1,687,474
Universal Logistics Holdings, Inc.	16,120	339,810
US Xpress Enterprises, Inc., Class A *	57,053	431,891
Werner Enterprises, Inc.	135,410	6,136,781
Yellow Corp. *	110,170	963,987
		110,550,548

Utilities 2.4%
ALLETE, Inc.	113,345	6,975,251
American States Water Co.	79,635	7,234,043
Artesian Resources Corp., Class A	17,654	710,044
Avista Corp.	149,509	5,951,953
Black Hills Corp.	136,160	9,038,301
Brookfield Infrastructure Corp., Class A	115,958	7,031,693
Cadiz, Inc. *(a)	46,823	284,216
California Water Service Group	111,155	6,767,116
Chesapeake Utilities Corp.	37,235	4,880,392
Clearway Energy, Inc., Class A	75,655	2,495,858
Clearway Energy, Inc., Class C	177,065	6,282,266
Global Water Resources, Inc.	27,990	529,571
MGE Energy, Inc.	78,480	5,955,847
Middlesex Water Co.	37,267	4,103,842
New Jersey Resources Corp.	209,069	7,904,899
Northwest Natural Holding Co.	65,736	2,964,036
NorthWestern Corp.	111,506	6,340,231
ONE Gas, Inc.	114,014	7,673,142
Ormat Technologies, Inc.	97,645	7,062,663
Otter Tail Corp.	88,853	5,509,775
PNM Resources, Inc.	184,901	9,198,825
Portland General Electric Co.	194,600	9,595,726
Pure Cycle Corp. *	42,288	663,499
SJW Group	59,861	3,946,037
South Jersey Industries, Inc.	222,428	5,062,461
Southwest Gas Holdings, Inc.	127,934	8,859,430
Spire, Inc.	109,310	6,860,296
Sunnova Energy International, Inc. *	185,552	8,268,197
The York Water Co.	28,330	1,357,574

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Unitil Corp.	33,664	1,405,472
Via Renewables, Inc.	24,823	276,776
		161,189,432
Total Common Stocks (Cost $4,193,657,035)		6,553,559,608

SECURITY RATE, MATURITY DATE	FACE AMOUNT ($)	VALUE ($)
CORPORATE BONDS 0.0% OF NET ASSETS

Diversified Financials 0.0%
GAMCO Investors, Inc.
4.00%, 06/15/23	24,000	23,937
Total Corporate Bonds (Cost $24,000)		23,937

SECURITY	NUMBER OF SHARES	VALUE ($)
RIGHTS 0.0% OF NET ASSETS

Media & Entertainment 0.0%
Media General, Inc. CVR *(b)	174,886	14,883

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Aduro Biotech, Inc. CVR *(b)	27,867	57,810
Omthera Pharmaceuticals, Inc. CVR *(b)	8,400	0
Oncternal Therapeutics, Inc. CVR *(a)(b)	1,506	3,087
Tobira Therapeutics, Inc. CVR *(b)	14,029	167,575
		228,472
Total Rights (Cost $3,929)		243,355

SECURITY	NUMBER OF SHARES/ FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 2.0% OF NET ASSETS

Money Market Funds 1.5%
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)(d)	100,904,650	100,904,650

SECURITY	NUMBER OF SHARES/ FACE AMOUNT ($)	VALUE ($)
Time Deposits 0.5%
BNP Paribas SA
0.01%, 11/01/21 (e)	28,701,235	28,701,235
Total Short-Term Investments (Cost $129,605,885)		129,605,885
Total Investments in Securities (Cost $4,323,290,849)		6,683,432,785

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 12/17/21	278	31,904,670	456,167

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $99,129,002.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.
(e)	The rate shown is the current daily overnight rate.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$5,280,349,459	$—	$—	$5,280,349,459
Health Care Equipment & Services	505,916,196	—	702,365	506,618,561
Materials	249,301,023	—	0*	249,301,023
Software & Services	517,210,749	—	79,816	517,290,565
Corporate Bonds[1]	—	23,937	—	23,937
Rights [1]
Media & Entertainment	—	—	14,883	14,883
Pharmaceuticals, Biotechnology & Life Sciences	—	—	228,472*	228,472
Short-Term Investments[1]	100,904,650	—	—	100,904,650
Time Deposits	—	28,701,235	—	28,701,235
Futures Contracts[2]	456,167	—	—	456,167
Total	$6,654,138,244	$28,725,172	$1,025,536	$6,683,888,952

*	Level 3 amount shown includes securities determined to have no value at October 31, 2021.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $4,323,290,849) including securities on loan of $99,129,002		$6,683,432,785
Deposit with broker for futures contracts		3,737,500
Receivables:
Fund shares sold		3,811,615
Dividends		1,437,981
Income from securities on loan		218,682
Variation margin on future contracts		3,226
Interest	+	376
Total assets		6,692,642,165
Liabilities
Collateral held for securities on loan		100,904,650
Payables:
Fund shares redeemed		2,014,189
Deferred dividend income		1,498,927
Investments bought		1,008,946
Investment adviser fees	+	219,474
Total liabilities		105,646,186
Net assets		$6,586,995,979
Net Assets by Source
Capital received from investors		$3,880,062,044
Total distributable earnings	+	2,706,933,935
Net assets		$6,586,995,979

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$6,586,995,979		164,800,880		$39.97

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $115,316)		$58,365,340
Interest received from securities - unaffiliated		2,136
Securities on loan, net	+	2,774,762
Total investment income		61,142,238
Expenses
Investment adviser fees	+	2,388,536
Total expenses	–	2,388,536
Net investment income		58,753,702
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - unaffiliated		418,343,367
Net realized gains on futures contracts	+	9,813,387
Net realized gains		428,156,754
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		1,574,155,445
Net change in unrealized appreciation (depreciation) on futures contracts	+	970,576
Net change in unrealized appreciation (depreciation)	+	1,575,126,021
Net realized and unrealized gains		2,003,282,775
Increase in net assets resulting from operations		$2,062,036,477

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Small-Cap Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$58,753,702	$52,110,703
Net realized gains		428,156,754	16,309,735
Net change in unrealized appreciation (depreciation)	+	1,575,126,021	(66,209,739)
Increase in net assets from operations		$2,062,036,477	$2,210,699
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($129,889,789)	($258,984,423)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		42,300,482	$1,579,406,837	42,497,497	$1,056,026,388
Shares reinvested		3,127,037	106,319,237	7,453,061	217,331,235
Shares redeemed	+	(27,339,753)	(1,019,048,338)	(48,388,038)	(1,215,269,449)
Net transactions in fund shares		18,087,766	$666,677,736	1,562,520	$58,088,174
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		146,713,114	$3,988,171,555	145,150,594	$4,186,857,105
Total increase (decrease)	+	18,087,766	2,598,824,424	1,562,520	(198,685,550)
End of period		164,800,880	$6,586,995,979	146,713,114	$3,988,171,555

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$57.62	$53.42	$48.38	$46.25	$38.19
Income (loss) from investment operations:
Net investment income (loss)[1]	1.00	1.07	0.99	0.88	0.80
Net realized and unrealized gains (losses)	24.10	4.21	5.18	2.12	8.19
Total from investment operations	25.10	5.28	6.17	3.00	8.99
Less distributions:
Distributions from net investment income	(1.08)	(0.94)	(0.90)	(0.76)	(0.74)
Distributions from net realized gains	—	(0.14)	(0.23)	(0.11)	(0.19)
Total distributions	(1.08)	(1.08)	(1.13)	(0.87)	(0.93)
Net asset value at end of period	$81.64	$57.62	$53.42	$48.38	$46.25
Total return	44.01%	9.94%	13.37%	6.51%	23.89%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03%	0.03%	0.03%	0.03%	0.05% [2]
Net operating expenses	N/A	N/A	N/A	N/A [3]	0.05% [2]
Net investment income (loss)	1.37%	1.96%	1.99%	1.80%	1.89%
Portfolio turnover rate	3%	4%	3%	4%	2%
Net assets, end of period (x 1,000,000)	$18,232	$11,487	$10,220	$8,410	$6,720

[1]	Calculated based on the average shares outstanding during the period.
[2]	Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
[3]	Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.4% OF NET ASSETS

Automobiles & Components 2.6%
Adient plc *	35,326	1,470,268
American Axle & Manufacturing Holdings, Inc. *	41,671	378,373
Aptiv plc *	102,704	17,756,495
Arcimoto, Inc. *(a)	8,847	103,333
Autoliv, Inc.	29,710	2,877,413
AYRO, Inc. *	8,928	26,338
BorgWarner, Inc.	90,680	4,086,948
Canoo, Inc. *(a)	52,776	423,263
Cooper-Standard Holdings, Inc. *	6,229	161,580
Dana, Inc.	54,187	1,202,409
Dorman Products, Inc. *	10,730	1,119,997
Electric Last Mile Solutions I *(a)	22,316	197,943
Faraday Future Intelligent Electric, Inc. *(a)	64,500	553,410
Fisker, Inc. *(a)	53,842	864,164
Ford Motor Co. *	1,496,055	25,552,619
Fox Factory Holding Corp. *	15,962	2,569,084
Garrett Motion, Inc. *	22,121	149,096
General Motors Co. *	552,405	30,067,404
Gentex Corp.	90,804	3,213,554
Gentherm, Inc. *	12,508	920,964
Harley-Davidson, Inc.	58,357	2,129,447
Holley, Inc. *(a)	14,621	159,369
Horizon Global Corp. *	7,908	58,677
LCI Industries	9,951	1,389,558
Lear Corp.	22,702	3,901,339
Lordstown Motors Corp., Class A *(a)	40,359	208,656
Lucid Group, Inc. *	209,811	7,760,909
Luminar Technologies, Inc. *	81,688	1,338,866
Modine Manufacturing Co. *	20,348	223,828
Motorcar Parts of America, Inc. *	7,218	136,565
NII Holdings, Inc. Escrow *(b)	28,127	14,063
Patrick Industries, Inc.	8,335	649,380
QuantumScape Corp. *	87,296	2,526,346
Standard Motor Products, Inc.	7,798	373,524
Stoneridge, Inc. *	10,196	193,520
Strattec Security Corp. *	1,500	52,005
Superior Industries International, Inc. *	10,350	60,340
Tenneco, Inc., Class A *	29,155	386,887
Tesla, Inc. *	308,675	343,863,950
The Goodyear Tire & Rubber Co. *	109,700	2,097,464
Thor Industries, Inc.	20,883	2,129,231
Veoneer, Inc. *	38,055	1,339,536
Visteon Corp. *	11,122	1,258,788
Winnebago Industries, Inc.	12,549	849,442
Workhorse Group, Inc. *(a)	45,862	308,651
XL Fleet Corp. *(a)	41,341	226,549
XPEL, Inc. *	6,154	467,089
		467,798,634

SECURITY	NUMBER OF SHARES	VALUE ($)
Banks 4.6%
1st Constitution Bancorp	4,287	101,945
1st Source Corp.	6,601	318,696
ACNB Corp.	3,797	105,367
Allegiance Bancshares, Inc.	8,531	334,159
Amalgamated Financial Corp.	7,518	138,030
Amerant Bancorp, Inc. *	8,788	233,321
Amerant Bancorp, Inc., Class B *	2,215	55,065
American National Bankshares, Inc.	4,310	159,901
Ameris Bancorp	25,015	1,310,536
Ames National Corp.	4,056	100,264
Arrow Financial Corp.	6,563	235,284
Associated Banc-Corp.	57,902	1,290,057
Atlantic Capital Bancshares, Inc. *	7,985	219,667
Atlantic Union Bankshares Corp.	28,947	1,038,329
Axos Financial, Inc. *	20,608	1,092,224
Banc of California, Inc.	20,253	411,743
BancFirst Corp.	6,788	441,288
Bank First Corp.	2,265	160,792
Bank of America Corp.	2,815,823	134,540,023
Bank of Hawaii Corp.	15,480	1,308,060
Bank of Marin Bancorp	6,982	266,084
Bank OZK	46,239	2,065,496
BankUnited, Inc.	34,952	1,417,653
Bankwell Financial Group, Inc.	3,867	114,850
Banner Corp.	12,659	731,184
Bar Harbor Bankshares	5,502	163,409
Baycom Corp. *	4,870	91,994
BCB Bancorp, Inc.	7,033	106,339
Berkshire Hills Bancorp, Inc.	19,410	526,981
Blue Foundry Bancorp *	11,584	162,987
Blue Ridge Bankshares, Inc. (a)	5,700	104,595
BOK Financial Corp.	11,470	1,160,420
Bridgewater Bancshares, Inc. *	9,163	165,759
Broadway Financial Corp. *	15,181	45,239
Brookline Bancorp, Inc.	29,876	479,510
Bryn Mawr Bank Corp.	8,542	395,836
Business First Bancshares, Inc.	7,335	195,698
Byline Bancorp, Inc.	10,064	259,249
C&F Financial Corp.	1,200	61,404
Cadence Bank	74,400	2,159,094
California BanCorp *	2,455	43,699
Cambridge Bancorp	2,775	254,773
Camden National Corp.	5,912	281,411
Capital Bancorp, Inc.	2,904	73,907
Capital City Bank Group, Inc.	5,225	140,396
Capitol Federal Financial, Inc.	48,563	589,069
Capstar Financial Holdings, Inc.	7,423	163,083
Carter Bankshares, Inc. *	12,867	192,748
Cathay General Bancorp	29,945	1,263,380
CBTX, Inc.	7,451	202,667
Central Pacific Financial Corp.	10,865	298,679
Central Valley Community Bancorp	3,755	80,094
Century Bancorp, Inc., Class A	1,223	140,828
Chemung Financial Corp.	968	44,770
ChoiceOne Financial Services, Inc.	2,484	62,746
CIT Group, Inc.	37,490	1,856,880

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Citigroup, Inc.	770,284	53,272,841
Citizens & Northern Corp.	5,947	151,708
Citizens Financial Group, Inc.	161,382	7,646,279
City Holding Co.	5,897	469,283
Civista Bancshares, Inc.	5,755	138,465
CNB Financial Corp.	7,060	181,230
Coastal Financial Corp. *	4,819	183,363
Codorus Valley Bancorp, Inc.	2,828	61,905
Colony Bankcorp, Inc.	3,982	74,862
Columbia Banking System, Inc.	30,223	1,031,511
Columbia Financial, Inc. *	17,088	318,179
Comerica, Inc.	51,182	4,355,076
Commerce Bancshares, Inc.	40,629	2,864,751
Community Bank System, Inc.	20,575	1,474,610
Community Bankers Trust Corp.	11,817	137,786
Community Trust Bancorp, Inc.	6,513	284,488
ConnectOne Bancorp, Inc.	13,027	439,401
County Bancorp, Inc.	1,760	62,304
CrossFirst Bankshares, Inc. *	17,386	247,403
Cullen/Frost Bankers, Inc.	21,261	2,753,299
Customers Bancorp, Inc. *	12,503	666,285
CVB Financial Corp.	48,291	966,786
Dime Community Bancshares, Inc.	13,235	472,225
Eagle Bancorp, Inc.	12,531	709,129
East West Bancorp, Inc.	54,105	4,300,265
Eastern Bankshares, Inc.	65,438	1,359,147
Enterprise Bancorp, Inc.	4,403	163,571
Enterprise Financial Services Corp.	14,212	668,248
Equity Bancshares, Inc., Class A	5,288	176,936
Esquire Financial Holdings, Inc. *	3,488	111,546
ESSA Bancorp, Inc.	5,910	96,038
Essent Group Ltd.	42,386	2,034,528
Evans Bancorp, Inc.	2,622	104,749
F.N.B. Corp.	118,931	1,385,546
Farmers & Merchants Bancorp, Inc.	4,577	116,164
Farmers National Banc Corp.	9,537	169,949
FB Financial Corp.	13,299	602,844
Federal Agricultural Mortgage Corp., Class C	3,582	451,654
Fidelity D&D Bancorp, Inc.	1,520	76,897
Fifth Third Bancorp	262,017	11,405,600
Financial Institutions, Inc.	6,134	195,797
First BanCorp	79,325	1,082,786
First BanCorp (North Carolina)	12,525	606,460
First Bank	6,451	97,023
First Busey Corp.	18,639	475,108
First Business Financial Services, Inc.	2,369	69,175
First Capital, Inc.	1,074	43,261
First Citizens BancShares, Inc., Class A	2,734	2,225,203
First Commonwealth Financial Corp.	36,503	558,496
First Community Bankshares, Inc.	6,431	208,493
First Community Corp.	4,537	91,284
First Financial Bancorp	37,574	893,510
First Financial Bankshares, Inc.	48,233	2,446,378
First Financial Corp.	4,975	213,179
First Financial Northwest, Inc.	5,913	97,565
First Foundation, Inc.	14,350	381,853
First Hawaiian, Inc.	48,711	1,343,936
First Horizon Corp.	208,746	3,542,420
First Internet Bancorp	3,435	116,927
First Interstate BancSystem, Inc., Class A	14,266	593,038
First Merchants Corp.	19,863	825,904
First Mid Bancshares, Inc.	7,244	312,072
First Midwest Bancorp, Inc.	42,502	818,163
First Northwest Bancorp	3,416	61,659
First Republic Bank	66,917	14,476,155
SECURITY	NUMBER OF SHARES	VALUE ($)
First Savings Financial Group, Inc.	2,580	71,672
First Western Financial, Inc. *	2,700	78,354
Five Star Bancorp	2,089	57,280
Flagstar Bancorp, Inc.	20,153	951,020
Flushing Financial Corp.	11,960	287,279
FNCB Bancorp, Inc.	8,643	74,071
FS Bancorp, Inc.	3,250	111,995
Fulton Financial Corp.	59,859	963,730
FVCBankcorp, Inc. *	5,939	121,750
German American Bancorp, Inc.	10,374	408,943
Glacier Bancorp, Inc.	41,058	2,270,097
Great Southern Bancorp, Inc.	4,382	247,276
Great Western Bancorp, Inc.	20,561	700,102
Guaranty Bancshares, Inc.	4,636	174,035
Hancock Whitney Corp.	32,927	1,629,228
Hanmi Financial Corp.	13,526	300,142
HarborOne Bancorp, Inc.	21,144	303,839
Hawthorn Bancshares, Inc.	3,858	92,476
HBT Financial, Inc.	4,303	77,583
Heartland Financial USA, Inc.	15,629	783,325
Heritage Commerce Corp.	22,589	270,842
Heritage Financial Corp.	15,566	386,659
Hilltop Holdings, Inc.	24,267	860,022
Home Bancorp, Inc.	3,387	141,407
Home BancShares, Inc.	56,470	1,341,727
HomeStreet, Inc.	8,248	388,976
HomeTrust Bancshares, Inc.	6,004	182,522
Hope Bancorp, Inc.	44,555	650,057
Horizon Bancorp, Inc.	14,268	272,091
Howard Bancorp, Inc. *	4,800	99,408
Huntington Bancshares, Inc.	562,495	8,853,671
Independent Bank Corp.	12,865	1,087,092
Independent Bank Corp., Michigan	7,335	165,258
Independent Bank Group, Inc.	14,400	1,040,976
International Bancshares Corp.	20,561	871,786
Investar Holding Corp.	3,327	62,215
Investors Bancorp, Inc.	88,032	1,346,890
JPMorgan Chase & Co.	1,136,419	193,066,224
Kearny Financial Corp.	32,908	441,625
KeyCorp	363,600	8,460,972
Lakeland Bancorp, Inc.	20,073	360,913
Lakeland Financial Corp.	9,340	671,266
LCNB Corp.	4,536	77,339
Live Oak Bancshares, Inc.	12,040	1,073,727
loanDepot, Inc., Class A	7,348	48,203
Luther Burbank Corp.	6,821	98,973
M&T Bank Corp.	49,019	7,211,675
Macatawa Bank Corp.	11,932	100,229
MainStreet Bancshares, Inc. *	3,000	75,000
Mercantile Bank Corp.	5,614	192,953
Merchants Bancorp	7,072	314,209
Meridian Bancorp, Inc.	20,586	477,595
Meta Financial Group, Inc.	11,933	661,566
Metrocity Bankshares, Inc.	7,254	170,469
Metropolitan Bank Holding Corp. *	4,109	373,344
MGIC Investment Corp.	130,318	2,105,939
Mid Penn Bancorp, Inc.	3,532	98,967
Middlefield Banc Corp.	1,808	45,200
Midland States Bancorp, Inc.	9,792	251,263
MidWestOne Financial Group, Inc.	5,588	175,184
Mr Cooper Group, Inc. *	32,070	1,405,949
MVB Financial Corp.	4,658	198,850
National Bank Holdings Corp., Class A	11,252	487,999
National Bankshares, Inc.	2,688	100,128
NBT Bancorp, Inc.	16,164	593,057
New York Community Bancorp, Inc.	180,085	2,238,457
Nicolet Bankshares, Inc. *	4,155	298,703

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
NMI Holdings, Inc., Class A *	32,776	795,801
Northeast Bank	3,473	114,956
Northeast Community Bancorp, Inc.	7,802	85,510
Northfield Bancorp, Inc.	19,213	337,188
Northrim BanCorp, Inc.	2,596	115,314
Northwest Bancshares, Inc.	50,360	694,968
Norwood Financial Corp.	3,216	84,163
OceanFirst Financial Corp.	22,818	505,875
Ocwen Financial Corp. *	4,590	144,172
OFG Bancorp	20,772	537,995
Ohio Valley Banc Corp.	2,640	73,550
Old National Bancorp	64,990	1,110,029
Old Second Bancorp, Inc.	10,602	143,551
Origin Bancorp, Inc.	9,138	407,555
Orrstown Financial Services, Inc.	4,618	109,493
Pacific Premier Bancorp, Inc.	35,380	1,485,606
PacWest Bancorp	43,750	2,076,812
Park National Corp.	5,879	755,981
Parke Bancorp, Inc.	4,518	100,164
PCB Bancorp	6,102	129,973
PCSB Financial Corp.	6,385	122,017
Peapack-Gladstone Financial Corp.	6,653	223,208
Penns Woods Bancorp, Inc.	2,250	53,550
PennyMac Financial Services, Inc.	12,693	787,728
Peoples Bancorp, Inc.	9,923	317,139
Peoples Financial Services Corp.	2,448	112,069
People's United Financial, Inc.	163,176	2,796,837
Pinnacle Financial Partners, Inc.	28,798	2,781,023
Pioneer Bancorp, Inc. *	1,161	14,698
Popular, Inc.	30,803	2,508,596
Preferred Bank	5,001	342,919
Premier Financial Corp.	13,975	445,523
Primis Financial Corp.	6,730	101,960
Professional Holding Corp., Class A *	5,294	99,263
Prosperity Bancshares, Inc.	35,124	2,645,188
Provident Bancorp, Inc.	9,235	166,415
Provident Financial Services, Inc.	31,084	769,640
QCR Holdings, Inc.	5,706	314,629
Radian Group, Inc.	70,023	1,671,449
RBB Bancorp	6,159	158,102
Red River Bancshares, Inc.	1,976	103,503
Regions Financial Corp.	362,846	8,592,193
Reliant Bancorp, Inc.	7,066	239,396
Renasant Corp.	21,908	819,578
Republic Bancorp, Inc., Class A	3,903	210,840
Republic First Bancorp, Inc. *	17,184	53,270
Richmond Mutual BanCorp., Inc.	4,348	69,133
Riverview Bancorp, Inc.	11,437	84,519
Rocket Cos., Inc., Class A	50,904	838,898
S&T Bancorp, Inc.	15,960	487,738
Sandy Spring Bancorp, Inc.	17,363	824,048
Seacoast Banking Corp. of Florida	21,410	779,966
ServisFirst Bancshares, Inc.	18,465	1,482,924
Shore Bancshares, Inc.	4,629	85,544
Sierra Bancorp	5,893	147,089
Signature Bank	22,946	6,833,778
Silvergate Capital Corp., Class A *	9,986	1,564,007
Simmons First National Corp., Class A	41,619	1,243,992
SmartFinancial, Inc.	5,999	155,914
South Plains Financial, Inc.	6,076	158,341
Southern First Bancshares, Inc. *	2,701	145,503
Southern Missouri Bancorp, Inc.	3,020	164,288
Southside Bancshares, Inc.	13,664	564,596
SouthState Corp.	26,556	2,073,758
Spirit of Texas Bancshares, Inc.	5,614	136,589
Sterling Bancorp	73,077	1,859,810
Stock Yards Bancorp, Inc.	9,696	593,880
SECURITY	NUMBER OF SHARES	VALUE ($)
Summit Financial Group, Inc.	3,433	86,271
SVB Financial Group *	22,330	16,019,542
Synovus Financial Corp.	55,075	2,565,944
Territorial Bancorp, Inc.	4,386	110,045
Texas Capital Bancshares, Inc. *	19,288	1,168,853
TFS Financial Corp.	19,389	377,310
The Bancorp, Inc. *	21,989	671,764
The Bank of Princeton	1,521	46,056
The Community Financial Corp.	1,951	74,372
The First BanCorp, Inc.	3,885	115,268
The First Bancshares, Inc.	7,804	314,111
The First of Long Island Corp.	9,143	184,049
The Hingham Institution For Savings	701	253,229
The PNC Financial Services Group, Inc.	161,417	34,063,830
Timberland Bancorp, Inc.	4,336	120,324
Tompkins Financial Corp.	4,546	373,272
Towne Bank	26,093	822,451
TriCo Bancshares	11,458	502,204
TriState Capital Holdings, Inc. *	10,371	311,649
Triumph Bancorp, Inc. *	9,306	1,091,594
Truist Financial Corp.	506,925	32,174,530
TrustCo Bank Corp.	7,340	246,330
Trustmark Corp.	23,087	734,397
U.S. Bancorp	512,408	30,934,071
UMB Financial Corp.	16,558	1,636,262
Umpqua Holdings Corp.	86,319	1,765,224
Union Bankshares, Inc.	1,200	38,400
United Bankshares, Inc.	49,264	1,822,275
United Community Banks, Inc.	34,512	1,202,398
Univest Financial Corp.	11,205	321,584
UWM Holdings Corp. (a)	36,026	244,977
Valley National Bancorp	157,900	2,093,754
Velocity Financial, Inc. *	3,730	47,931
Veritex Holdings, Inc.	20,134	824,487
Virginia National Bankshares Corp.	2,875	101,603
Walker & Dunlop, Inc.	11,239	1,461,857
Washington Federal, Inc.	26,538	938,384
Washington Trust Bancorp, Inc.	6,472	353,760
Waterstone Financial, Inc.	11,467	237,023
Webster Financial Corp.	33,810	1,892,008
Wells Fargo & Co.	1,561,464	79,884,498
WesBanco, Inc.	25,094	872,518
West Bancorp, Inc.	6,313	200,122
Westamerica Bancorp	10,218	569,756
Western Alliance Bancorp	39,753	4,614,926
Western New England Bancorp, Inc.	10,349	100,696
Wintrust Financial Corp.	21,625	1,913,812
WSFS Financial Corp.	18,015	933,357
Zions Bancorp NA	61,675	3,884,908
		831,393,822

Capital Goods 5.8%
3M Co.	220,245	39,353,377
A.O. Smith Corp.	51,040	3,729,493
AAON, Inc.	15,628	1,119,746
AAR Corp. *	12,256	433,495
Acuity Brands, Inc.	13,595	2,792,821
Advanced Drainage Systems, Inc.	21,372	2,410,762
Advent Technologies Holdings, Inc. *	14,101	135,229
AECOM *	54,937	3,756,043
Aerojet Rocketdyne Holdings, Inc.	28,656	1,261,151
AeroVironment, Inc. *	8,555	762,336
AGCO Corp.	23,601	2,884,278
AgEagle Aerial Systems, Inc. *(a)	34,491	98,989
Agrify Corp. *	6,729	107,664
Air Lease Corp.	41,667	1,668,763

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Alamo Group, Inc.	3,646	551,275
Albany International Corp., Class A	12,501	1,008,206
Allegion plc	34,027	4,365,664
Allied Motion Technologies, Inc.	5,231	183,870
Allison Transmission Holdings, Inc.	39,464	1,316,519
Alpha Pro Tech Ltd. *(a)	4,213	25,362
Alta Equipment Group, Inc. *	12,019	173,434
Altra Industrial Motion Corp.	24,666	1,286,332
Ameresco, Inc., Class A *	12,448	1,022,354
American Superconductor Corp. *	9,332	171,522
American Woodmark Corp. *	6,339	435,743
AMETEK, Inc.	87,913	11,639,681
API Group Corp. *	73,536	1,601,614
Apogee Enterprises, Inc.	9,481	397,538
Applied Industrial Technologies, Inc.	15,114	1,473,313
Arcosa, Inc.	18,167	939,779
Argan, Inc.	6,506	268,438
Armstrong Flooring, Inc. *	7,547	21,433
Armstrong World Industries, Inc.	18,004	1,902,123
Array Technologies, Inc. *	46,922	1,001,785
Astec Industries, Inc.	9,069	484,103
Astra Space, Inc. *(a)	47,686	464,462
Astronics Corp. *	9,549	123,182
Atkore, Inc. *	17,950	1,696,813
Ault Global Holdings, Inc. *	11,756	27,274
Axon Enterprise, Inc. *	24,985	4,496,301
AZZ, Inc.	10,075	535,285
Babcock & Wilcox Enterprises, Inc. *	19,797	135,214
Barnes Group, Inc.	17,834	747,958
Beacon Roofing Supply, Inc. *	20,705	1,094,673
Beam Global *(a)	3,328	104,832
Berkshire Grey, Inc. *(a)	16,368	112,939
Blink Charging Co. *(a)	13,796	438,713
Bloom Energy Corp., Class A *	57,743	1,805,046
Blue Bird Corp. *	6,024	118,131
BlueLinx Holdings, Inc. *	3,850	183,376
Boise Cascade Co.	14,885	842,789
Builders FirstSource, Inc. *	78,729	4,587,539
BWX Technologies, Inc.	36,670	2,080,656
Byrna Technologies, Inc. *(a)	5,967	100,544
CAI International, Inc.	5,777	323,108
Carlisle Cos., Inc.	19,798	4,413,370
Carrier Global Corp.	329,997	17,235,743
Caterpillar, Inc.	208,209	42,476,718
ChargePoint Holdings, Inc. *	64,611	1,601,061
Chart Industries, Inc. *	13,627	2,419,065
CIRCOR International, Inc. *	7,526	214,792
Colfax Corp. *	49,665	2,563,707
Columbus McKinnon Corp.	10,997	519,828
Comfort Systems USA, Inc.	13,501	1,234,936
Commercial Vehicle Group, Inc. *	13,417	134,707
Concrete Pumping Holdings, Inc. *	13,082	112,505
Construction Partners, Inc., Class A *	14,158	504,166
Core & Main, Inc., Class A *	13,471	368,567
Cornerstone Building Brands, Inc. *	21,134	302,428
Crane Co.	19,520	2,016,026
CSW Industrials, Inc.	6,027	835,463
Cummins, Inc.	54,703	13,119,968
Curtiss-Wright Corp.	15,330	1,957,334
Custom Truck One Source, Inc. *(a)	20,729	187,597
Deere & Co.	107,893	36,932,853
Desktop Metal, Inc., Class A *	55,362	386,980
Donaldson Co., Inc.	47,524	2,851,915
Douglas Dynamics, Inc.	8,714	368,602
Dover Corp.	54,663	9,242,420
Ducommun, Inc. *	4,035	195,254
DXP Enterprises, Inc. *	8,428	277,787
Dycom Industries, Inc. *	11,639	924,369
SECURITY	NUMBER OF SHARES	VALUE ($)
Eaton Corp. plc	151,475	24,957,021
EMCOR Group, Inc.	20,130	2,445,594
Emerson Electric Co.	227,225	22,043,097
Encore Wire Corp.	7,614	1,020,733
Energous Corp. *(a)	37,690	72,365
Energy Recovery, Inc. *	14,554	295,737
Enerpac Tool Group Corp.	24,373	509,152
EnerSys	16,219	1,298,169
Enovix Corp. *	37,066	978,542
EnPro Industries, Inc.	7,650	685,899
Eos Energy Enterprises, Inc. *(a)	16,536	174,455
ESCO Technologies, Inc.	10,544	891,601
Evoqua Water Technologies Corp. *	46,148	1,930,371
Fastenal Co.	218,368	12,464,445
Federal Signal Corp.	23,693	1,014,297
Flowserve Corp.	49,131	1,651,784
Fluor Corp. *	53,794	1,045,755
Fortive Corp.	136,517	10,335,702
Fortune Brands Home & Security, Inc.	52,427	5,316,098
Franklin Electric Co., Inc.	15,234	1,315,913
FTC Solar, Inc. *	7,870	75,080
FuelCell Energy, Inc. *	125,068	999,293
Gates Industrial Corp. plc *	35,231	579,198
GATX Corp.	13,363	1,267,481
Generac Holdings, Inc. *	23,975	11,952,976
General Dynamics Corp.	88,019	17,845,852
General Electric Co.	418,074	43,843,420
Gibraltar Industries, Inc. *	12,898	840,434
Global Industrial Co.	5,824	236,338
GMS, Inc. *	16,618	823,090
Graco, Inc.	64,773	4,869,634
GrafTech International Ltd.	81,844	875,731
Granite Construction, Inc.	17,068	633,564
Great Lakes Dredge & Dock Corp. *	25,323	385,416
Griffon Corp.	19,214	508,979
H&E Equipment Services, Inc.	11,492	518,059
HEICO Corp.	15,992	2,229,125
HEICO Corp., Class A	28,553	3,588,541
Helios Technologies, Inc.	12,397	1,128,747
Herc Holdings, Inc.	9,347	1,701,528
Hexcel Corp. *	31,786	1,803,538
Hillenbrand, Inc.	28,396	1,290,882
Hillman Solutions Corp. *	38,631	423,782
Honeywell International, Inc.	262,398	57,365,451
Howmet Aerospace, Inc.	145,882	4,331,237
Hubbell, Inc.	20,821	4,151,083
Huntington Ingalls Industries, Inc.	15,221	3,085,753
Hurco Cos., Inc.	3,214	104,294
Huttig Building Products, Inc. *	8,502	60,789
Hydrofarm Holdings Group, Inc. *	13,508	445,359
Hyliion Holdings Corp. *(a)	43,572	352,497
Hyster-Yale Materials Handling, Inc.	3,600	172,944
Hyzon Motors, Inc. *(a)	34,280	178,599
Ideal Power, Inc. *	3,238	45,008
IDEX Corp.	28,904	6,433,163
IES Holdings, Inc. *	3,807	189,779
Illinois Tool Works, Inc.	108,794	24,790,889
Infrastructure and Energy Alternatives, Inc. *	11,142	123,342
Ingersoll Rand, Inc. *	154,307	8,295,544
INNOVATE Corp. *	23,119	91,320
Insteel Industries, Inc.	7,172	291,685
ITT, Inc.	32,393	3,047,210
Janus International Group, Inc. *	21,097	294,725
JELD-WEN Holding, Inc. *	34,891	956,362
John Bean Technologies Corp.	12,015	1,775,216
Johnson Controls International plc	270,416	19,840,422
Kadant, Inc.	4,434	984,880

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Kaman Corp.	10,367	371,035
Kennametal, Inc.	32,058	1,274,305
Kratos Defense & Security Solutions, Inc. *	49,013	1,048,388
KULR Technology Group, Inc. *(a)	32,998	98,004
L.B. Foster Co., Class A *	3,200	50,976
L3Harris Technologies, Inc.	76,400	17,613,256
Lawson Products, Inc. *	4,091	207,414
Lennox International, Inc.	13,034	3,900,816
Lightning eMotors, Inc. *(a)	12,049	99,163
Lincoln Electric Holdings, Inc.	22,474	3,200,298
Lindsay Corp.	4,022	585,885
LiqTech International, Inc. *	5,399	28,561
Lockheed Martin Corp.	93,613	31,109,472
LSI Industries, Inc.	8,731	64,959
Markforged Holding Corp. *(a)	26,794	176,572
Masco Corp.	93,617	6,136,594
Masonite International Corp. *	9,341	1,121,013
MasTec, Inc. *	21,462	1,912,908
Matrix Service Co. *	10,847	110,965
Maxar Technologies, Inc.	27,274	724,125
Mayville Engineering Co., Inc. *	3,327	59,088
McGrath RentCorp	9,056	653,300
Mercury Systems, Inc. *	21,381	1,101,977
Meritor, Inc. *	27,423	667,476
Microvast Holdings, Inc. *(a)	89,000	752,940
Miller Industries, Inc.	4,490	162,269
Momentus, Inc. *(a)	21,399	230,895
Moog, Inc., Class A	11,760	888,233
MRC Global, Inc. *	22,113	183,538
MSC Industrial Direct Co., Inc., Class A	17,553	1,475,681
Mueller Industries, Inc.	22,783	1,199,297
Mueller Water Products, Inc., Class A	58,841	965,581
MYR Group, Inc. *	6,529	666,937
National Presto Industries, Inc.	2,089	173,700
Nikola Corp. *(a)	77,188	910,818
NN, Inc. *	15,065	75,174
Nordson Corp.	20,464	5,202,153
Northrop Grumman Corp.	57,269	20,457,632
Northwest Pipe Co. *	4,179	99,293
NOW, Inc. *	46,130	333,059
Nuvve Holding Corp. *(a)	5,571	67,910
NV5 Global, Inc. *	4,333	451,195
nVent Electric plc	64,729	2,294,643
Ocean Power Technologies, Inc. *(a)	12,445	26,508
Omega Flex, Inc.	1,422	205,849
Orbital Energy Group, Inc. *(a)	25,895	69,140
Orion Energy Systems, Inc. *	9,048	37,006
Orion Group Holdings, Inc. *	8,139	36,219
Oshkosh Corp.	25,912	2,772,584
Otis Worldwide Corp.	161,985	13,009,015
Owens Corning	39,293	3,670,359
PACCAR, Inc.	131,947	11,825,090
PAE, Inc. *	24,377	241,820
Park Aerospace Corp.	10,896	142,629
Parker-Hannifin Corp.	49,029	14,541,511
Park-Ohio Holdings Corp.	3,600	83,952
Parsons Corp. *	10,826	375,013
Pentair plc	62,824	4,647,091
PGT Innovations, Inc. *	21,819	465,836
Plug Power, Inc. *	197,180	7,546,079
Powell Industries, Inc.	4,706	121,697
Preformed Line Products Co.	1,000	69,400
Primoris Services Corp.	21,195	571,205
Proterra, Inc. *	68,674	769,836
Proto Labs, Inc. *	10,595	633,687
Quanex Building Products Corp.	12,035	249,365
SECURITY	NUMBER OF SHARES	VALUE ($)
Quanta Services, Inc.	52,918	6,417,895
Raven Industries, Inc. *	13,429	776,465
Raytheon Technologies Corp.	573,044	50,920,690
RBC Bearings, Inc. *	10,688	2,500,244
Regal Rexnord Corp.	25,555	3,892,793
Resideo Technologies, Inc. *	54,047	1,332,799
REV Group, Inc.	13,252	200,238
Rockwell Automation, Inc.	44,081	14,079,471
Romeo Power, Inc. *(a)	33,185	144,023
Roper Technologies, Inc.	40,064	19,546,024
Rush Enterprises, Inc., Class A	16,089	837,915
Rush Enterprises, Inc., Class B	2,625	135,739
Sensata Technologies Holding plc *	60,546	3,336,085
Shoals Technologies Group, Inc., Class A *	38,571	1,195,315
Simpson Manufacturing Co., Inc.	16,307	1,730,010
SiteOne Landscape Supply, Inc. *	17,044	4,004,658
Snap-on, Inc.	20,554	4,177,189
Spirit AeroSystems Holdings, Inc., Class A	41,220	1,701,974
SPX Corp. *	18,132	1,053,288
SPX FLOW, Inc.	16,139	1,205,745
Standex International Corp.	4,538	504,943
Stanley Black & Decker, Inc.	61,981	11,139,845
Stem, Inc. *	43,717	1,036,530
Sterling Construction Co., Inc. *	11,440	275,018
Sunrun, Inc. *	78,921	4,552,163
Sunworks, Inc. *(a)	8,821	53,543
Tecnoglass, Inc.	7,327	211,604
Tennant Co.	7,027	558,365
Terex Corp.	26,345	1,180,256
Textron, Inc.	85,173	6,290,026
The AZEK Co., Inc. *	42,325	1,552,904
The Boeing Co. *	209,723	43,418,953
The Eastern Co.	3,338	80,212
The ExOne Co. *	7,048	162,245
The Gorman-Rupp Co.	9,748	414,485
The Greenbrier Cos., Inc.	12,151	498,434
The Manitowoc Co., Inc. *	12,331	264,253
The Middleby Corp. *	21,172	3,862,620
The Shyft Group, Inc.	11,994	494,273
The Timken Co.	26,972	1,913,663
The Toro Co.	40,639	3,879,805
Thermon Group Holdings, Inc. *	14,218	245,687
Titan International, Inc. *	18,640	134,581
Titan Machinery, Inc. *	7,620	216,560
TPI Composites, Inc. *	14,248	479,160
Trane Technologies plc	90,410	16,357,881
Transcat, Inc. *	2,925	219,024
TransDigm Group, Inc. *	19,893	12,409,651
Trex Co., Inc. *	43,790	4,659,256
Trinity Industries, Inc.	32,522	912,242
Triton International Ltd.	25,976	1,615,447
Triumph Group, Inc. *	27,104	554,277
Tutor Perini Corp. *	16,006	218,002
Twin Disc, Inc. *	3,405	46,240
UFP Industries, Inc.	23,015	1,883,317
United Rentals, Inc. *	27,497	10,424,388
Univar Solutions, Inc. *	66,123	1,691,426
Valmont Industries, Inc.	7,930	1,894,953
Vectrus, Inc. *	4,452	215,610
Veritiv Corp. *	5,354	574,324
Vertiv Holdings Co.	106,259	2,728,731
Vicor Corp. *	8,076	1,224,241
View, Inc. *(a)	23,483	125,399
Virgin Galactic Holdings, Inc. *(a)	67,006	1,256,362
W.W. Grainger, Inc.	16,571	7,674,196
Wabash National Corp.	19,725	306,329

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Watsco, Inc.	12,606	3,650,445
Watts Water Technologies, Inc., Class A	10,468	1,989,129
Welbilt, Inc. *	48,791	1,154,395
WESCO International, Inc. *	16,917	2,191,767
Westinghouse Air Brake Technologies Corp.	71,965	6,529,384
Westwater Resources, Inc. *	9,561	30,308
Williams Industrial Services Group, Inc. *	7,962	35,112
WillScot Mobile Mini Holdings Corp. *	86,044	2,990,029
Woodward, Inc.	24,456	2,762,305
Xylem, Inc.	68,445	8,938,233
Zurn Water Solutions Corp.	45,482	1,650,087
		1,053,015,767

Commercial & Professional Services 1.2%
ABM Industries, Inc.	25,627	1,127,844
Acacia Research Corp. *	22,984	131,698
ACCO Brands Corp.	34,735	287,258
ACV Auctions, Inc., Class A *	17,855	347,637
ADT, Inc.	54,846	457,964
Alight, Inc., Class A *	93,659	1,019,010
Aqua Metals, Inc. *	23,651	41,153
ARC Document Solutions, Inc.	19,042	57,697
ASGN, Inc. *	20,267	2,425,149
Atlas Technical Consultants, Inc. *	9,570	97,518
Barrett Business Services, Inc.	3,084	252,888
BGSF, Inc.	5,301	63,771
Booz Allen Hamilton Holding Corp.	51,509	4,474,072
Brady Corp., Class A	18,031	939,235
BrightView Holdings, Inc. *	21,214	336,454
CACI International, Inc., Class A *	9,014	2,592,787
Casella Waste Systems, Inc., Class A *	19,326	1,675,951
CBIZ, Inc. *	21,051	772,782
CECO Environmental Corp. *	14,190	97,627
Charah Solutions, Inc. *(a)	11,089	52,451
Cimpress plc *	7,264	648,820
Cintas Corp.	33,284	14,415,300
Clarivate plc *	142,521	3,342,117
Clean Harbors, Inc. *	18,853	2,121,717
Copart, Inc. *	81,064	12,588,429
CoreCivic, Inc. *	45,253	389,628
CoStar Group, Inc. *	150,469	12,947,857
Covanta Holding Corp.	44,230	892,561
CRA International, Inc.	2,770	304,201
Deluxe Corp.	16,881	602,145
DLH Holdings Corp. *	3,968	60,393
Driven Brands Holdings, Inc. *	21,293	691,384
Dun & Bradstreet Holdings, Inc. *	57,481	1,082,942
Ennis, Inc.	10,997	208,283
Equifax, Inc.	46,354	12,859,990
Exponent, Inc.	19,984	2,294,163
First Advantage Corp. *	10,014	187,262
Forrester Research, Inc. *	4,362	232,277
Franklin Covey Co. *	4,428	187,083
FTI Consulting, Inc. *	12,929	1,860,742
Harsco Corp. *	30,582	522,952
Healthcare Services Group, Inc.	30,421	583,779
Heidrick & Struggles International, Inc.	7,278	341,193
Heritage-Crystal Clean, Inc. *	7,053	244,528
Herman Miller, Inc.	29,203	1,136,581
Hill International, Inc. *	27,687	56,481
HNI Corp.	16,462	615,679
Huron Consulting Group, Inc. *	8,402	421,444
IAA, Inc. *	51,746	3,086,649
SECURITY	NUMBER OF SHARES	VALUE ($)
ICF International, Inc.	6,209	623,942
IHS Markit Ltd.	151,308	19,778,982
Insperity, Inc.	13,518	1,689,750
Interface, Inc.	23,118	331,974
Jacobs Engineering Group, Inc.	49,598	6,964,551
KAR Auction Services, Inc. *	45,455	666,825
KBR, Inc.	53,502	2,270,625
Kelly Services, Inc., Class A	16,321	294,268
Kforce, Inc.	8,027	519,829
Kimball International, Inc., Class B	14,978	162,811
Korn Ferry	21,209	1,637,547
LegalZoom.com, Inc. *(a)	7,386	207,103
Leidos Holdings, Inc.	54,115	5,410,418
ManpowerGroup, Inc.	20,369	1,968,664
ManTech International Corp., Class A	11,118	958,594
Matthews International Corp., Class A	11,787	405,119
Mistras Group, Inc. *	7,028	69,015
Montrose Environmental Group, Inc. *	10,253	702,843
MSA Safety, Inc.	13,794	2,110,896
Nielsen Holdings plc	135,618	2,746,265
Performant Financial Corp. *	14,263	42,932
Pitney Bowes, Inc.	64,043	444,458
Quad Graphics, Inc. *	9,800	38,612
Red Violet, Inc. *(a)	3,264	103,958
Republic Services, Inc.	79,773	10,737,446
Resources Connection, Inc.	11,300	196,733
Robert Half International, Inc.	42,446	4,799,369
Rollins, Inc.	86,634	3,052,116
RR Donnelley & Sons Co. *	28,845	184,608
Science Applications International Corp.	22,398	2,010,892
Skillsoft Corp. *(a)	26,828	325,424
SP Plus Corp. *	8,482	273,545
Steelcase, Inc., Class A	35,546	422,997
Stericycle, Inc. *	35,268	2,360,135
Team, Inc. *	12,824	31,034
Tetra Tech, Inc.	20,703	3,636,689
The Brink's Co.	18,746	1,291,225
TransUnion	72,621	8,372,475
TriNet Group, Inc. *	15,420	1,561,275
TrueBlue, Inc. *	12,955	360,797
U.S. Ecology, Inc. *	11,833	380,904
UniFirst Corp.	5,851	1,158,264
Upwork, Inc. *	45,140	2,126,997
Verisk Analytics, Inc.	61,387	12,907,845
Viad Corp. *	8,115	360,063
Vidler Water Resouces, Inc. *	7,559	93,429
VSE Corp.	3,786	210,312
Waste Management, Inc.	147,043	23,560,700
Willdan Group, Inc. *	4,309	144,050
		222,886,831

Consumer Durables & Apparel 1.5%
Acushnet Holdings Corp.	13,529	689,167
American Outdoor Brands, Inc. *	6,310	143,742
AMMO, Inc. *(a)	29,714	179,473
Aterian, Inc. *(a)	10,569	67,536
Bassett Furniture Industries, Inc.	3,697	62,442
Beazer Homes USA, Inc. *	12,288	222,536
Brunswick Corp.	29,281	2,725,768
Callaway Golf Co. *	44,908	1,214,761
Capri Holdings Ltd. *	58,515	3,115,339
Carter's, Inc.	17,146	1,689,224
Casper Sleep, Inc. *	8,500	30,940
Cavco Industries, Inc. *	3,173	762,726
Century Communities, Inc.	10,858	728,137
Clarus Corp.	9,942	274,200

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Columbia Sportswear Co.	13,200	1,370,688
Cricut, Inc., Class A *	9,353	264,970
Crocs, Inc. *	23,854	3,851,228
D.R. Horton, Inc.	123,695	11,042,253
Deckers Outdoor Corp. *	10,542	4,167,358
Delta Apparel, Inc. *	1,907	51,203
Dream Finders Homes, Inc., Class A *(a)	7,252	115,089
Escalade, Inc.	3,955	73,998
Ethan Allen Interiors, Inc.	8,881	206,128
Flexsteel Industries, Inc.	2,656	74,368
Fossil Group, Inc. *	18,877	223,126
Garmin Ltd.	57,755	8,293,618
Genius Brands International, Inc. *(a)	106,285	147,736
G-III Apparel Group Ltd. *	16,742	479,826
GoPro, Inc., Class A *	47,986	413,159
Green Brick Partners, Inc. *	18,657	486,015
Hanesbrands, Inc.	132,414	2,256,335
Hasbro, Inc.	49,214	4,712,733
Hayward Holdings, Inc. *	15,316	355,178
Helen of Troy Ltd. *	9,203	2,070,215
Hooker Furnishings Corp.	5,242	132,151
Hovnanian Enterprises, Inc., Class A *	1,584	133,468
Installed Building Products, Inc.	8,891	1,129,602
iRobot Corp. *	10,794	900,435
JAKKS Pacific, Inc. *	3,907	40,984
Johnson Outdoors, Inc., Class A	2,877	305,480
KB Home	33,928	1,362,209
Kontoor Brands, Inc.	19,047	1,009,491
Koss Corp. *	1,602	25,920
Lakeland Industries, Inc. *	3,608	75,443
Latham Group, Inc. *	7,587	116,840
La-Z-Boy, Inc.	18,743	623,017
Legacy Housing Corp. *	5,786	102,702
Leggett & Platt, Inc.	51,147	2,396,237
Lennar Corp., Class A	109,425	10,934,840
Levi Strauss & Co., Class A	34,851	912,399
LGI Homes, Inc. *	8,373	1,250,089
Lifetime Brands, Inc.	5,000	84,800
Lululemon Athletica, Inc. *	45,059	20,997,945
M.D.C. Holdings, Inc.	21,303	1,043,421
M/I Homes, Inc. *	10,732	614,514
Malibu Boats, Inc., Class A *	7,676	542,002
MasterCraft Boat Holdings, Inc. *	6,845	183,309
Mattel, Inc. *	132,460	2,888,953
Meritage Homes Corp. *	14,308	1,555,423
Mohawk Industries, Inc. *	21,035	3,727,612
Movado Group, Inc.	6,936	230,969
Nautilus, Inc. *	11,457	117,205
Newell Brands, Inc.	143,266	3,279,359
NIKE, Inc., Class B	485,873	81,281,694
NVR, Inc. *	1,273	6,231,080
Oxford Industries, Inc.	5,889	546,028
Peloton Interactive, Inc., Class A *	102,215	9,346,540
PLBY Group, Inc. *(a)	8,521	239,270
Polaris, Inc.	21,821	2,508,324
PulteGroup, Inc.	98,438	4,732,899
Purple Innovation, Inc. *	21,057	406,400
PVH Corp. *	27,417	2,997,501
Ralph Lauren Corp.	18,549	2,358,876
Rocky Brands, Inc.	2,734	149,140
Skechers U.S.A., Inc., Class A *	51,101	2,361,377
Skyline Champion Corp. *	19,567	1,238,982
Smith & Wesson Brands, Inc.	17,363	373,304
Snap One Holdings Corp. *(a)	5,366	78,344
Sonos, Inc. *	46,876	1,529,095
Steven Madden Ltd.	29,122	1,313,402
Sturm, Ruger & Co., Inc.	6,545	516,270
SECURITY	NUMBER OF SHARES	VALUE ($)
Superior Group of Cos., Inc.	5,398	140,294
Tapestry, Inc.	106,776	4,162,128
Taylor Morrison Home Corp. *	47,220	1,441,627
Tempur Sealy International, Inc.	75,020	3,336,139
The Lovesac Co. *	5,293	412,907
Toll Brothers, Inc.	43,656	2,626,782
TopBuild Corp. *	12,471	3,204,673
Traeger, Inc. *(a)	8,943	168,933
Tri Pointe Homes, Inc. *	43,642	1,055,700
Tupperware Brands Corp. *	19,332	429,944
Under Armour, Inc., Class A *	72,470	1,591,441
Under Armour, Inc., Class C *	77,033	1,454,383
Unifi, Inc. *	5,771	138,619
Universal Electronics, Inc. *	5,443	224,143
Vera Bradley, Inc. *	9,821	96,344
VF Corp.	123,728	9,017,297
Vinco Ventures, Inc. *(a)	20,200	102,414
Vista Outdoor, Inc. *	21,140	884,498
Vizio Holding Corp., Class A *(a)	4,623	94,956
VOXX International Corp. *	5,522	62,454
Vuzix Corp. *(a)	21,146	226,051
Weber, Inc., Class A *(a)	6,753	112,505
Whirlpool Corp.	23,719	5,000,677
Wolverine World Wide, Inc.	31,260	1,036,894
YETI Holdings, Inc. *	33,387	3,282,944
		267,791,307

Consumer Services 2.2%
2U, Inc. *	28,274	835,214
Accel Entertainment, Inc. *	23,774	289,567
Adtalem Global Education, Inc. *	20,221	746,762
Airbnb, Inc., Class A *	128,223	21,882,537
American Public Education, Inc. *	7,053	176,254
Aramark	97,906	3,571,611
Aspen Group, Inc. *	11,561	54,915
Bally's Corp. *	11,571	530,068
BBQ Holdings, Inc. *	3,893	51,388
BJ's Restaurants, Inc. *	8,683	289,318
Bloomin' Brands, Inc. *	30,396	657,162
Bluegreen Vacations Holding Corp. *	5,011	128,332
Booking Holdings, Inc. *	15,603	37,771,430
Boyd Gaming Corp. *	31,220	1,991,212
Bright Horizons Family Solutions, Inc. *	23,206	3,852,196
Brinker International, Inc. *	17,379	729,223
BurgerFi International, Inc. *(a)	5,891	48,306
Caesars Entertainment, Inc. *	81,035	8,870,091
Carnival Corp. *	304,480	6,747,277
Carriage Services, Inc.	5,675	291,979
Century Casinos, Inc. *	9,063	134,132
Chegg, Inc. *	54,348	3,230,445
Chipotle Mexican Grill, Inc. *	10,669	18,980,471
Choice Hotels International, Inc.	12,562	1,766,468
Churchill Downs, Inc.	13,080	3,008,400
Chuy's Holdings, Inc. *	7,554	220,275
Coursera, Inc. *	30,121	1,051,524
Cracker Barrel Old Country Store, Inc.	8,939	1,190,407
Darden Restaurants, Inc.	49,615	7,151,506
Dave & Buster's Entertainment, Inc. *	15,091	560,329
Del Taco Restaurants, Inc.	16,474	137,393
Denny's Corp. *	23,398	372,028
Dine Brands Global, Inc. *	6,593	557,174
Domino’s Pizza, Inc.	14,044	6,867,095
DraftKings, Inc., Class A *	125,470	5,845,647
Drive Shack, Inc. *	31,442	81,749
Duolingo, Inc. *(a)	2,167	376,386
El Pollo Loco Holdings, Inc. *	9,086	133,564

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Esports Entertainment Group, Inc. *	4,741	25,412
European Wax Center, Inc., Class A *(a)	4,141	132,015
Everi Holdings, Inc. *	36,286	870,864
Expedia Group, Inc. *	55,204	9,076,090
F45 Training Holdings, Inc. *(a)	8,104	111,268
Fiesta Restaurant Group, Inc. *	9,485	99,972
Frontdoor, Inc. *	32,190	1,200,043
Full House Resorts, Inc. *	15,255	151,787
GAN Ltd. *	15,594	222,682
Golden Entertainment, Inc. *	8,135	422,776
Golden Nugget Online Gaming, Inc. *	16,581	279,721
Graham Holdings Co., Class B	1,566	917,441
Grand Canyon Education, Inc. *	17,160	1,367,652
H&R Block, Inc.	67,889	1,566,199
Hall of Fame Resort & Entertainment Co. *(a)	18,399	42,318
Hilton Grand Vacations, Inc. *	33,398	1,679,251
Hilton Worldwide Holdings, Inc. *	105,971	15,254,525
Houghton Mifflin Harcourt Co. *	48,721	691,351
Hyatt Hotels Corp., Class A *	18,765	1,598,778
Inspired Entertainment, Inc. *	10,938	150,397
Jack in the Box, Inc.	8,383	829,498
Krispy Kreme, Inc. (a)	11,318	144,305
Kura Sushi USA, Inc., Class A *	1,489	63,402
Las Vegas Sands Corp. *	131,445	5,101,380
Laureate Education, Inc., Class A *	38,696	670,215
Lincoln Educational Services Corp. *	10,364	74,621
Lindblad Expeditions Holdings, Inc. *	13,166	196,832
Marriott International, Inc., Class A *	103,932	16,631,199
Marriott Vacations Worldwide Corp.	16,219	2,549,951
McDonald’s Corp.	283,881	69,706,980
Membership Collective Group, Inc., Class A *	11,814	124,165
MGM Resorts International	152,399	7,187,137
Mister Car Wash, Inc. *(a)	14,706	269,708
Monarch Casino & Resort, Inc. *	4,966	358,645
Nathan's Famous, Inc.	1,549	96,813
Noodles & Co. *	16,309	198,154
Norwegian Cruise Line Holdings Ltd. *	140,076	3,602,755
OneSpaWorld Holdings Ltd. *	21,793	235,364
Papa John's International, Inc.	12,277	1,523,330
Penn National Gaming, Inc. *	63,166	4,522,686
Perdoceo Education Corp. *	25,565	271,500
Planet Fitness, Inc., Class A *	31,918	2,539,077
Playa Hotels & Resorts N.V. *	53,100	451,881
PlayAGS, Inc. *	8,698	76,716
Potbelly Corp. *	7,813	47,034
PowerSchool Holdings, Inc., Class A *	14,983	346,257
RCI Hospitality Holdings, Inc.	3,130	212,214
Red Robin Gourmet Burgers, Inc. *	5,262	104,556
Red Rock Resorts, Inc., Class A *	23,047	1,253,987
Regis Corp. *	10,203	27,548
Rover Group, Inc. *(a)	28,892	341,215
Royal Caribbean Cruises Ltd. *	85,470	7,216,232
Rush Street Interactive, Inc. *	20,546	413,591
Ruth's Hospitality Group, Inc. *	11,323	218,987
Scientific Games Corp., Class A *	36,287	2,904,774
SeaWorld Entertainment, Inc. *	19,316	1,226,566
Service Corp. International	63,630	4,358,019
Shake Shack, Inc., Class A *	15,229	1,053,390
Six Flags Entertainment Corp. *	28,901	1,188,698
Starbucks Corp.	448,080	47,527,846
StoneMor, Inc. *	42,000	108,780
Strategic Education, Inc.	9,128	622,621
Stride, Inc. *	15,727	558,308
Target Hospitality Corp. *	11,875	49,163
Terminix Global Holdings, Inc. *	47,113	1,907,134
SECURITY	NUMBER OF SHARES	VALUE ($)
Texas Roadhouse, Inc.	26,881	2,387,302
The Beachbody Co., Inc. *	37,405	196,750
The Cheesecake Factory, Inc. *	18,539	753,425
The ONE Group Hospitality, Inc. *	8,160	107,875
The Wendy's Co.	68,908	1,536,648
Travel & Leisure Co.	33,728	1,832,780
Universal Technical Institute, Inc. *	13,059	91,935
Vail Resorts, Inc.	15,262	5,260,964
Vivint Smart Home, Inc. *	14,807	134,299
Wingstop, Inc.	11,183	1,928,732
WW International, Inc. *	20,206	350,776
Wyndham Hotels & Resorts, Inc.	35,768	3,021,323
Wynn Resorts Ltd. *	40,401	3,628,010
Xponential Fitness, Inc., Class A *	4,864	82,202
XpresSpa Group, Inc. *(a)	36,286	48,260
Yum! Brands, Inc.	112,219	14,020,642
		401,535,534

Diversified Financials 5.3%
ACRES Commercial Realty Corp. *	3,144	49,361
AFC Gamma, Inc.	5,156	120,960
Affiliated Managers Group, Inc.	15,503	2,602,644
AG Mortgage Investment Trust, Inc.	4,795	55,478
AGNC Investment Corp.	197,286	3,140,793
Alerus Financial Corp.	5,969	187,427
Ally Financial, Inc.	137,372	6,558,139
A-Mark Precious Metals, Inc.	3,214	241,018
American Express Co.	244,488	42,487,125
Ameriprise Financial, Inc.	43,343	13,095,221
Annaly Capital Management, Inc.	548,921	4,643,872
Apollo Commercial Real Estate Finance, Inc.	52,283	791,565
Apollo Global Management, Inc.	79,670	6,130,606
Arbor Realty Trust, Inc.	54,178	1,089,520
Ares Commercial Real Estate Corp.	19,753	308,542
Ares Management Corp., Class A	62,637	5,307,859
Arlington Asset Investment Corp., Class A *	11,092	42,593
ARMOUR Residential REIT, Inc.	31,901	335,599
Artisan Partners Asset Management, Inc., Class A	25,404	1,258,514
Assetmark Financial Holdings, Inc. *	8,457	216,837
Atlanticus Holdings Corp. *	2,113	163,736
B. Riley Financial, Inc.	6,796	487,001
Berkshire Hathaway, Inc., Class B *	704,978	202,335,736
BGC Partners, Inc., Class A	130,024	698,229
BlackRock, Inc.	54,364	51,290,259
Blackstone Mortgage Trust, Inc., Class A	59,239	1,948,963
Blackstone, Inc.	260,872	36,109,902
Blucora, Inc. *	18,439	304,612
Blue Owl Capital, Inc.	103,855	1,790,460
Bridge Investment Group Holdings, Inc., Class A *	7,606	144,134
Brightsphere Investment Group, Inc.	23,258	697,275
BrightSpire Capital, Inc.	37,342	366,325
Broadmark Realty Capital, Inc.	52,655	543,400
Cannae Holdings, Inc. *	31,180	1,063,238
Capital One Financial Corp.	169,508	25,600,793
Cboe Global Markets, Inc.	40,653	5,363,757
Cherry Hill Mortgage Investment Corp.	7,830	71,410
Chimera Investment Corp.	86,432	1,349,204
CME Group, Inc.	136,523	30,110,148
Cohen & Steers, Inc.	10,004	949,280
Coinbase Global, Inc., Class A *	11,043	3,527,355

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Cowen, Inc., Class A	11,322	427,179
Credit Acceptance Corp. *	3,373	2,017,762
Curo Group Holdings Corp.	9,738	167,299
Diamond Hill Investment Group, Inc.	1,364	295,797
Discover Financial Services	114,079	12,927,432
Donnelley Financial Solutions, Inc. *	11,301	433,054
Dynex Capital, Inc.	12,576	220,080
Ellington Financial, Inc.	16,863	306,569
Ellington Residential Mortgage REIT	8,886	107,876
Encore Capital Group, Inc. *	11,491	620,744
Enova International, Inc. *	14,721	477,549
Equitable Holdings, Inc.	145,868	4,886,578
Evercore, Inc., Class A	14,937	2,268,034
EZCORP, Inc., Class A *	20,871	155,698
FactSet Research Systems, Inc.	14,372	6,379,587
Federated Hermes, Inc.	36,529	1,216,781
FirstCash, Inc.	15,662	1,385,617
Focus Financial Partners, Inc., Class A *	19,998	1,257,074
Franklin BSP Realty Trust, Inc. *	13,178	216,251
Franklin Resources, Inc.	107,371	3,381,113
GAMCO Investors, Inc., Class A	2,160	57,132
GCM Grosvenor, Inc., Class A	12,933	148,083
Granite Point Mortgage Trust, Inc.	19,886	266,472
Great Ajax Corp.	8,694	123,107
Green Dot Corp., Class A *	20,479	867,490
Greenhill & Co., Inc.	6,539	102,793
Hamilton Lane, Inc., Class A	13,048	1,363,646
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	29,393	1,775,337
Houlihan Lokey, Inc.	19,469	2,182,085
Interactive Brokers Group, Inc., Class A	33,506	2,373,900
Intercontinental Exchange, Inc.	213,829	29,606,763
Invesco Ltd.	128,579	3,267,192
Invesco Mortgage Capital, Inc.	120,067	377,010
Janus Henderson Group plc	65,588	3,049,842
Jefferies Financial Group, Inc.	74,770	3,215,110
Katapult Holdings, Inc. *(a)	22,914	101,051
KKR & Co., Inc.	221,551	17,650,968
KKR Real Estate Finance Trust, Inc.	17,074	370,677
Ladder Capital Corp. REIT	46,980	563,760
Lazard Ltd., Class A	42,493	2,081,732
LendingClub Corp. *	38,149	1,753,328
LendingTree, Inc. *	4,249	685,746
LPL Financial Holdings, Inc.	30,506	5,003,594
Manning & Napier, Inc.	6,198	59,811
MarketAxess Holdings, Inc.	14,445	5,903,238
MarketWise, Inc. *(a)	11,705	81,818
Marlin Business Services Corp.	4,000	91,680
Medallion Financial Corp. *	10,486	89,865
MFA Financial, Inc.	154,792	698,112
Moelis & Co., Class A	23,136	1,682,913
Moody's Corp.	61,482	24,847,950
Morgan Stanley	554,747	57,016,897
Morningstar, Inc.	9,101	2,882,742
MSCI, Inc.	31,317	20,822,047
Nasdaq, Inc.	44,335	9,304,586
Navient Corp.	63,178	1,244,607
Nelnet, Inc., Class A	7,909	653,521
New Residential Investment Corp.	176,550	2,005,608
New York Mortgage Trust, Inc.	139,831	613,858
Nexpoint Real Estate Finance, Inc.	2,499	51,804
Northern Trust Corp.	79,253	9,751,289
OneMain Holdings, Inc.	42,086	2,222,562
Open Lending Corp., Class A *	38,701	1,219,856
Oportun Financial Corp. *	7,448	173,017
Oppenheimer Holdings, Inc., Class A	3,500	182,175
SECURITY	NUMBER OF SHARES	VALUE ($)
OppFi, Inc. *(a)	6,366	40,742
Orchid Island Capital, Inc. (a)	57,080	283,117
PennyMac Mortgage Investment Trust	37,370	753,005
Perella Weinberg Partners (a)	14,490	203,440
Piper Sandler Cos.	5,479	902,336
PJT Partners, Inc., Class A	9,433	771,525
PRA Group, Inc. *	17,335	743,325
PROG Holdings, Inc.	25,034	1,012,625
Pzena Investment Management, Inc., Class A	8,825	96,016
Raymond James Financial, Inc.	70,545	6,955,032
Ready Capital Corp.	21,462	332,017
Redwood Trust, Inc.	42,844	580,965
Regional Management Corp.	3,295	168,309
S&P Global, Inc.	91,560	43,414,090
Safeguard Scientifics, Inc. *	7,000	58,730
Sculptor Capital Management, Inc.	7,668	203,202
SEI Investments Co.	40,269	2,538,558
Silvercrest Asset Management Group, Inc., Class A	3,213	51,408
SLM Corp.	118,318	2,171,135
SoFi Technologies, Inc. *	225,425	4,528,788
Starwood Property Trust, Inc.	107,682	2,742,661
State Street Corp.	138,850	13,683,667
StepStone Group, Inc., Class A	15,426	724,713
Stifel Financial Corp.	39,560	2,882,737
StoneX Group, Inc. *	6,843	472,920
Sunlight Financial Holdings, Inc. *(a)	16,772	99,123
SWK Holdings Corp. *	4,879	92,603
Synchrony Financial	215,739	10,021,077
T. Rowe Price Group, Inc.	86,210	18,697,225
The Bank of New York Mellon Corp.	302,734	17,921,853
The Carlyle Group, Inc.	52,407	2,942,653
The Charles Schwab Corp. (c)	568,503	46,634,301
The Goldman Sachs Group, Inc.	128,103	52,951,375
TPG RE Finance Trust, Inc.	24,373	318,555
Tradeweb Markets, Inc., Class A	40,272	3,588,235
Two Harbors Investment Corp.	125,384	804,965
Upstart Holdings, Inc. *	17,593	5,665,650
Victory Capital Holdings, Inc., Class A	6,857	259,880
Virtu Financial, Inc., Class A	34,334	854,230
Virtus Investment Partners, Inc.	2,899	927,680
Voya Financial, Inc.	42,844	2,989,226
Western Asset Mortgage Capital Corp.	23,070	58,136
Westwood Holdings Group, Inc.	2,653	46,162
WisdomTree Investments, Inc.	44,030	281,352
World Acceptance Corp. *	1,763	326,843
		963,109,925

Energy 2.8%
Aemetis, Inc. *	9,772	194,463
Alto Ingredients, Inc. *	33,727	179,428
Altus Midstream Co., Class A	894	55,267
American Resources Corp. *(a)	17,208	40,267
Amplify Energy Corp. *	11,998	40,913
Antero Midstream Corp.	123,318	1,312,104
Antero Resources Corp. *	108,077	2,147,490
APA Corp.	142,203	3,727,141
Arch Resources, Inc. *	6,166	561,599
Archrock, Inc.	55,359	453,390
Aspen Aerogels, Inc. *	9,429	513,503
Baker Hughes Co.	315,954	7,924,126
Berry Corp.	29,940	287,723
Brigham Minerals, Inc., Class A	18,048	418,353
Bristow Group, Inc. *	9,727	336,554
Cactus, Inc., Class A	22,187	965,135

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
California Resources Corp. *	30,680	1,415,268
Callon Petroleum Co. *	15,293	791,107
Camber Energy, Inc. *(a)	54,285	70,571
Centennial Resource Development, Inc., Class A *	71,408	514,138
Centrus Energy Corp., Class A *	4,789	271,393
ChampionX Corp. *	76,507	2,006,779
Cheniere Energy, Inc. *	89,567	9,261,228
Chesapeake Energy Corp.	37,206	2,371,510
Chevron Corp.	735,211	84,174,307
Civitas Resources, Inc.	11,977	672,389
Clean Energy Fuels Corp. *	64,008	590,154
CNX Resources Corp. *	83,486	1,219,730
Comstock Resources, Inc. *	36,508	360,334
ConocoPhillips	508,701	37,893,137
CONSOL Energy, Inc. *	12,234	336,557
Contango Oil & Gas Co. *	51,964	214,611
Continental Resources, Inc.	22,569	1,101,593
Core Laboratories N.V.	19,266	501,109
Coterra Energy, Inc.	307,887	6,564,151
CVR Energy, Inc.	10,411	199,579
Delek US Holdings, Inc. *	30,037	584,220
Denbury, Inc. *	19,675	1,665,686
Devon Energy Corp.	238,499	9,559,040
Diamondback Energy, Inc.	64,859	6,952,236
DMC Global, Inc. *	7,222	301,735
Dorian LPG Ltd.	10,750	130,290
Dril-Quip, Inc. *	13,780	324,657
DTE Midstream LLC *	37,159	1,782,146
Earthstone Energy, Inc., Class A *	8,956	90,903
Ecoark Holdings, Inc. *	10,671	43,004
EOG Resources, Inc.	221,893	20,516,227
Epsilon Energy Ltd. *	12,479	67,761
EQT Corp. *	116,784	2,325,169
Equitrans Midstream Corp.	154,412	1,591,988
Expro Group Holdings N.V. *	11,947	204,891
Extraction Oil & Gas, Inc. *	5,726	381,523
Exxon Mobil Corp.	1,609,667	103,775,231
Falcon Minerals Corp.	13,000	76,440
Forum Energy Technologies, Inc. *	1,677	37,749
FTS International, Inc., Class A *	3,100	82,150
Geospace Technologies Corp. *	1,910	18,164
Gevo, Inc. *	76,813	555,358
Goodrich Petroleum Corp. *	5,280	107,818
Green Plains, Inc. *	20,312	770,840
Gulfport Energy Operating Corp. *	4,413	362,043
Halliburton Co.	339,226	8,477,258
Helix Energy Solutions Group, Inc. *	52,600	198,828
Helmerich & Payne, Inc.	41,949	1,302,097
Hess Corp.	104,855	8,657,877
HollyFrontier Corp.	56,114	1,896,653
International Seaways, Inc.	15,176	266,339
Kinder Morgan, Inc.	741,705	12,423,559
Kosmos Energy Ltd. *	152,905	550,458
Laredo Petroleum, Inc. *	5,226	394,040
Liberty Oilfield Services, Inc., Class A *	41,592	537,369
Magnolia Oil & Gas Corp., Class A	54,834	1,144,934
Mammoth Energy Services, Inc. *	15,843	54,341
Marathon Oil Corp.	302,021	4,928,983
Marathon Petroleum Corp.	241,988	15,954,269
Matador Resources Co.	41,591	1,740,583
Murphy Oil Corp.	56,470	1,571,560
Nabors Industries Ltd. *	3,275	335,688
Natural Gas Services Group, Inc. *	4,213	47,902
New Fortress Energy, Inc.	15,931	477,930
Newpark Resources, Inc. *	39,958	135,857
NextDecade Corp. *	47,025	172,582
NexTier Oilfield Solutions, Inc. *	59,533	265,517
SECURITY	NUMBER OF SHARES	VALUE ($)
Noble Corp. *	22,896	576,063
Northern Oil and Gas, Inc.	20,821	482,214
NOV, Inc. *	148,226	2,078,129
Oasis Petroleum, Inc.	6,790	818,874
Occidental Petroleum Corp.	338,835	11,361,138
Oceaneering International, Inc. *	38,405	522,308
Oil States International, Inc. *	23,526	142,568
ONEOK, Inc.	169,349	10,773,983
Overseas Shipholding Group, Inc., Class A *	35,882	71,405
Ovintiv, Inc.	100,439	3,768,471
Par Pacific Holdings, Inc. *	18,182	281,094
Patterson-UTI Energy, Inc.	71,523	612,237
PBF Energy, Inc., Class A *	37,469	547,422
PDC Energy, Inc.	37,707	1,972,453
Peabody Energy Corp. *	32,005	380,539
Phillips 66	166,148	12,424,547
Pioneer Natural Resources Co.	86,203	16,118,237
ProPetro Holding Corp. *	31,609	303,130
Range Resources Corp. *	100,305	2,339,113
Ranger Oil Corp., Class A *	6,227	205,740
Renewable Energy Group, Inc. *	18,981	1,214,784
REX American Resources Corp. *	2,050	180,298
Riley Exploration Permian, Inc.	2,575	68,315
Ring Energy, Inc. *	39,328	147,873
RPC, Inc. *	37,541	202,346
SandRidge Energy, Inc. *	14,791	189,325
Schlumberger N.V.	531,280	17,139,093
Select Energy Services, Inc., Class A *	23,759	142,792
SM Energy Co.	45,996	1,578,583
Solaris Oilfield Infrastructure, Inc., Class A	12,245	92,940
Southwestern Energy Co. *	258,528	1,261,617
Talos Energy, Inc. *	17,511	227,118
Targa Resources Corp.	86,587	4,733,711
TechnipFMC plc *	158,220	1,166,081
Tellurian, Inc. *	144,270	565,538
TETRA Technologies, Inc. *	48,014	155,085
Texas Pacific Land Corp.	2,373	3,022,419
The Williams Cos., Inc.	461,975	12,976,878
Tidewater, Inc. *	15,672	190,101
Transocean Ltd. *	222,670	786,025
Uranium Energy Corp. *	92,553	344,297
US Silica Holdings, Inc. *	28,760	278,397
VAALCO Energy, Inc. *	20,055	62,772
Valaris Ltd. *	24,500	862,890
Valero Energy Corp.	155,113	11,994,888
Vertex Energy, Inc. *(a)	17,703	86,568
Vine Energy, Inc., Class A *	9,100	155,337
W&T Offshore, Inc. *	35,738	146,883
Weatherford International plc *	26,691	775,640
Whiting Petroleum Corp. *	14,719	958,648
World Fuel Services Corp.	23,821	727,255
		511,743,156

Food & Staples Retailing 1.2%
Albertsons Cos., Inc., Class A (a)	37,162	1,150,164
BJ's Wholesale Club Holdings, Inc. *	51,849	3,030,056
Blue Apron Holdings, Inc., Class A *(a)	9,121	83,457
Casey's General Stores, Inc.	14,213	2,722,358
Costco Wholesale Corp.	168,054	82,605,263
Grocery Outlet Holding Corp. *	34,090	756,457
HF Foods Group, Inc. *(a)	16,494	116,448
Ingles Markets, Inc., Class A	5,868	406,007
Performance Food Group Co. *	57,983	2,622,571
PriceSmart, Inc.	9,307	669,639
Rite Aid Corp. *	22,587	306,957

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
SpartanNash, Co.	13,213	305,749
Sprouts Farmers Market, Inc. *	44,039	975,023
Sysco Corp.	195,086	15,002,113
The Andersons, Inc.	11,831	402,964
The Chefs' Warehouse, Inc. *	12,583	438,769
The Kroger Co.	258,888	10,360,698
U.S. Foods Holding Corp. *	85,110	2,950,764
United Natural Foods, Inc. *	21,599	937,181
Village Super Market, Inc., Class A	3,931	87,543
Walgreens Boots Alliance, Inc.	273,943	12,880,800
Walmart, Inc.	543,276	81,176,300
Weis Markets, Inc.	7,027	395,690
		220,382,971

Food, Beverage & Tobacco 2.5%
22nd Century Group, Inc. *	63,189	173,138
Alico, Inc.	2,213	78,783
Altria Group, Inc.	700,880	30,915,817
AppHarvest, Inc. *	22,343	134,505
Archer-Daniels-Midland Co.	213,075	13,687,938
B&G Foods, Inc. (a)	24,514	721,692
Beyond Meat, Inc. *(a)	22,688	2,245,658
Brown-Forman Corp., Class A	20,775	1,330,223
Brown-Forman Corp., Class B	70,064	4,756,645
Bunge Ltd.	53,865	4,990,054
Calavo Growers, Inc.	7,291	293,098
Cal-Maine Foods, Inc.	14,423	520,093
Campbell Soup Co.	76,675	3,063,166
Celsius Holdings, Inc. *	14,332	1,383,325
Coca-Cola Consolidated, Inc.	1,818	729,745
Conagra Brands, Inc.	182,690	5,882,618
Constellation Brands, Inc., Class A	63,947	13,864,349
Darling Ingredients, Inc. *	61,731	5,217,504
Farmer Brothers Co. *	4,500	33,975
Flowers Foods, Inc.	77,336	1,914,066
Fresh Del Monte Produce, Inc.	14,255	477,400
Freshpet, Inc. *	16,310	2,542,892
General Mills, Inc.	230,541	14,247,434
Hormel Foods Corp.	106,633	4,512,709
Hostess Brands, Inc. *	48,698	920,879
Ingredion, Inc.	25,673	2,444,840
J&J Snack Foods Corp.	5,741	847,084
John B. Sanfilippo & Son, Inc.	3,277	276,906
Kellogg Co.	97,663	5,986,742
Keurig Dr Pepper, Inc.	280,344	10,117,615
Laird Superfood, Inc. *(a)	1,284	22,419
Lamb Weston Holdings, Inc.	55,486	3,132,185
Lancaster Colony Corp.	7,363	1,251,710
Landec Corp. *	9,100	88,452
Limoneira Co.	7,226	116,555
McCormick & Co., Inc. - Non Voting Shares	94,417	7,575,076
MGP Ingredients, Inc.	4,943	317,390
Mission Produce, Inc. *	13,494	256,251
Molson Coors Beverage Co., Class B	72,438	3,193,791
Mondelez International, Inc., Class A	530,889	32,246,198
Monster Beverage Corp. *	142,771	12,135,535
National Beverage Corp.	8,887	501,227
NewAge, Inc. *	43,967	65,071
PepsiCo, Inc.	525,450	84,912,720
Philip Morris International, Inc.	592,367	56,002,376
Pilgrim's Pride Corp. *	17,681	497,897
Post Holdings, Inc. *	22,228	2,255,697
Reed's, Inc. *	48,081	30,777
Sanderson Farms, Inc.	7,977	1,511,243
Seaboard Corp.	95	365,752
Seneca Foods Corp., Class A *	2,612	134,858
SECURITY	NUMBER OF SHARES	VALUE ($)
Tattooed Chef, Inc. *(a)	17,444	313,469
The Alkaline Water Co., Inc. *	39,797	67,655
The Boston Beer Co., Inc., Class A *	3,620	1,782,778
The Coca-Cola Co.	1,476,943	83,255,277
The Duckhorn Portfolio, Inc. *	11,750	227,245
The Hain Celestial Group, Inc. *	32,106	1,440,596
The Hershey Co.	55,277	9,692,822
The JM Smucker Co.	41,584	5,109,010
The Kraft Heinz Co.	256,406	9,202,411
The Simply Good Foods Co. *	31,972	1,267,690
Tootsie Roll Industries, Inc.	8,093	256,143
TreeHouse Foods, Inc. *	21,605	780,805
Turning Point Brands, Inc.	5,916	225,814
Tyson Foods, Inc., Class A	112,113	8,965,677
Universal Corp.	10,277	483,019
Utz Brands, Inc.	24,426	380,801
Vector Group Ltd.	47,512	630,009
Vintage Wine Estates, Inc. *	13,061	134,006
Vital Farms, Inc. *	10,185	167,238
Whole Earth Brands, Inc. *	13,486	163,585
Zevia PBC, Class A *	4,438	49,661
		465,519,784

Health Care Equipment & Services 6.1%
1Life Healthcare, Inc. *	44,085	954,881
Abbott Laboratories	674,138	86,889,647
ABIOMED, Inc. *	17,314	5,748,941
Acadia Healthcare Co., Inc. *	34,154	2,117,548
Accelerate Diagnostics, Inc. *	15,905	93,840
Accolade, Inc. *	21,796	867,263
Accuray, Inc. *	36,635	182,809
Acutus Medical, Inc. *	9,308	72,975
AdaptHealth Corp. *	35,908	978,493
Addus HomeCare Corp. *	5,955	556,792
Aethlon Medical, Inc. *(a)	7,557	27,130
Agiliti, Inc. *	10,454	235,738
agilon health, Inc. *	17,604	431,298
Align Technology, Inc. *	27,981	17,470,497
Alignment Healthcare, Inc. *	10,759	213,674
Allscripts Healthcare Solutions, Inc. *	48,493	668,234
Alphatec Holdings, Inc. *	27,056	317,367
Amedisys, Inc. *	12,298	2,082,543
American Well Corp., Class A *	68,886	619,974
AmerisourceBergen Corp.	56,958	6,950,015
AMN Healthcare Services, Inc. *	17,920	1,768,704
AngioDynamics, Inc. *	14,651	419,019
Anthem, Inc.	92,762	40,363,529
Apollo Endosurgery, Inc. *	6,287	60,041
Apollo Medical Holdings, Inc. *	14,246	977,703
Apria, Inc. *	3,005	112,477
Apyx Medical Corp. *	12,488	178,578
Asensus Surgical, Inc. *	88,226	149,102
Aspira Women's Health, Inc. *(a)	21,808	73,057
ATI Physical Therapy, Inc. *(a)	22,162	63,605
AtriCure, Inc. *	17,256	1,295,235
Atrion Corp.	528	384,384
Avanos Medical, Inc. *	18,399	580,304
Aveanna Healthcare Holdings, Inc. *	14,959	115,483
Avinger, Inc. *	36,388	25,617
AxoGen, Inc. *	16,795	255,116
Axonics, Inc. *	17,653	1,294,848
Baxter International, Inc.	190,433	15,036,590
Becton, Dickinson & Co.	109,226	26,169,457
Beyond Air, Inc. *(a)	6,238	64,064
Biodesix, Inc. *	5,346	40,309
Biolase, Inc. *	58,873	32,969
BioLife Solutions, Inc. *	11,285	599,798

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
BioSig Technologies, Inc. *(a)	8,008	21,622
Boston Scientific Corp. *	541,829	23,369,085
Brookdale Senior Living, Inc. *	69,175	449,638
Butterfly Network, Inc. *(a)	48,771	503,317
Cano Health, Inc. *	63,831	701,503
Capital Senior Living Corp. *	1,478	41,709
Cardinal Health, Inc.	109,869	5,252,837
Cardiovascular Systems, Inc. *	15,854	556,158
CareMax, Inc. *(a)	24,231	224,621
Castle Biosciences, Inc. *	8,938	557,284
Castlight Health, Inc., Class B *	44,317	79,771
Centene Corp. *	222,560	15,855,174
Cerner Corp.	112,357	8,347,002
Certara, Inc. *	35,031	1,447,131
Cerus Corp. *	68,190	450,054
Change Healthcare, Inc. *	94,580	2,036,307
Chemed Corp.	5,931	2,860,225
Cigna Corp.	129,288	27,617,210
ClearPoint Neuro, Inc. *	6,306	105,499
Clover Health Investments Corp. *(a)	75,992	569,940
Co-Diagnostics, Inc. *(a)	11,070	90,885
Community Health Systems, Inc. *	46,819	613,329
Computer Programs & Systems, Inc. *	6,539	236,058
Conformis, Inc. *	77,113	94,849
CONMED Corp.	10,960	1,603,229
Convey Holding Parent, Inc. *	6,021	44,555
CorVel Corp. *	3,725	682,494
Covetrus, Inc. *	41,479	837,461
Cross Country Healthcare, Inc. *	12,613	261,467
CryoLife, Inc. *	14,283	294,801
CryoPort, Inc. *	17,449	1,422,791
Cutera, Inc. *	6,934	298,162
CVRx, Inc. *(a)	3,405	57,579
CVS Health Corp.	501,678	44,789,812
CytoSorbents Corp. *	15,994	94,205
Danaher Corp.	241,597	75,322,697
DarioHealth Corp. *	5,649	92,361
DaVita, Inc. *	25,718	2,655,126
Dentsply Sirona, Inc.	83,601	4,782,813
DexCom, Inc. *	36,849	22,964,665
Doximity, Inc., Class A *(a)	18,399	1,278,363
Eargo, Inc. *	9,015	79,332
Edwards Lifesciences Corp. *	237,093	28,408,483
Encompass Health Corp.	37,609	2,390,428
Envista Holdings Corp. *	62,218	2,432,724
Enzo Biochem, Inc. *	13,471	46,340
Evolent Health, Inc., Class A *	29,477	862,792
Figs, Inc., Class A *(a)	13,366	449,231
Five Star Senior Living, Inc. *	5,708	23,460
Forian, Inc. *(a)	7,513	76,182
Fulgent Genetics, Inc. *	7,530	624,388
Glaukos Corp. *	17,443	797,320
Globus Medical, Inc., Class A *	29,537	2,279,370
GoodRx Holdings, Inc., Class A *	25,035	1,116,561
Guardant Health, Inc. *	38,865	4,539,043
Haemonetics Corp. *	19,377	1,331,394
Hanger, Inc. *	13,820	258,158
HCA Healthcare, Inc.	93,722	23,473,612
Health Catalyst, Inc. *	19,675	1,035,692
HealthEquity, Inc. *	32,353	2,141,122
HealthStream, Inc. *	9,595	255,323
Henry Schein, Inc. *	53,242	4,065,027
Heska Corp. *	4,184	935,250
Hill-Rom Holdings, Inc.	25,157	3,896,819
Hims & Hers Health, Inc. *	47,200	368,160
Hologic, Inc. *	96,781	7,095,015
Humana, Inc.	48,909	22,652,692
ICAD, Inc. *	9,349	98,632
SECURITY	NUMBER OF SHARES	VALUE ($)
ICU Medical, Inc. *	7,703	1,803,503
IDEXX Laboratories, Inc. *	32,338	21,541,635
Inari Medical, Inc. *	12,060	1,091,671
InfuSystem Holdings, Inc. *	7,155	118,988
Innovage Holding Corp. *	7,015	46,439
Inogen, Inc. *	7,993	316,922
Inovalon Holdings, Inc., Class A *	29,186	1,190,497
Inspire Medical Systems, Inc. *	10,547	2,843,260
Insulet Corp. *	26,208	8,125,004
Integer Holdings Corp. *	12,344	1,111,207
Integra LifeSciences Holdings Corp. *	27,935	1,856,560
Intersect ENT, Inc. *	12,050	324,989
IntriCon Corp. *	2,619	44,523
Intuitive Surgical, Inc. *	135,624	48,977,895
Invacare Corp. *	17,363	85,773
iRadimed Corp. *	3,278	122,335
iRhythm Technologies, Inc. *	11,299	792,512
IRIDEX Corp. *	7,177	55,048
Laboratory Corp. of America Holdings *	36,710	10,536,504
Lantheus Holdings, Inc. *	26,207	612,982
LeMaitre Vascular, Inc.	7,713	401,153
LHC Group, Inc. *	12,327	1,659,091
LifeStance Health Group, Inc. *(a)	15,000	179,700
LivaNova plc *	20,709	1,588,794
Lucira Health, Inc. *	6,050	35,272
Magellan Health, Inc. *	9,178	870,350
Masimo Corp. *	19,296	5,471,188
McKesson Corp.	58,745	12,211,911
MEDNAX, Inc. *	32,861	894,805
Medtronic plc	510,820	61,226,885
Meridian Bioscience, Inc. *	16,420	308,860
Merit Medical Systems, Inc. *	19,299	1,298,051
Mesa Laboratories, Inc.	2,027	619,654
Milestone Scientific, Inc. *(a)	24,916	51,327
Misonix, Inc. *(b)	4,709	124,279
ModivCare, Inc. *	4,538	738,650
Molina Healthcare, Inc. *	22,263	6,583,614
Multiplan Corp. *	95,617	412,109
National HealthCare Corp.	5,164	361,170
National Research Corp.	5,356	231,915
Natus Medical, Inc. *	13,282	332,714
Nemaura Medical, Inc. *(a)	3,832	24,333
Neogen Corp. *	40,638	1,719,394
Neuronetics, Inc. *	13,837	71,952
NeuroPace, Inc. *(a)	2,684	40,689
Nevro Corp. *	13,525	1,538,333
NextGen Healthcare, Inc. *	20,592	338,944
Novocure Ltd. *	33,984	3,485,739
NuVasive, Inc. *	19,837	1,058,502
Oak Street Health, Inc. *	52,729	2,490,391
Omnicell, Inc. *	16,523	2,943,572
Ontrak, Inc. *	2,607	22,420
OptimizeRx Corp. *	6,885	665,779
Option Care Health, Inc. *	52,252	1,428,047
OraSure Technologies, Inc. *	30,500	325,435
Ortho Clinical Diagnostics Holdings plc *	42,581	841,826
Orthofix Medical, Inc. *	7,486	269,346
OrthoPediatrics Corp. *	5,687	404,744
Outset Medical, Inc. *	15,526	827,070
Owens & Minor, Inc.	28,289	1,015,009
Owlet, Inc. *	28,926	103,555
Patterson Cos., Inc.	32,475	1,015,168
PAVmed, Inc. *	28,787	156,313
Penumbra, Inc. *	13,256	3,665,947
PetIQ, Inc. *	9,670	242,234
Phreesia, Inc. *	19,137	1,349,924

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Premier, Inc., Class A	46,344	1,805,099
Privia Health Group, Inc. *	7,627	196,014
Pro-Dex, Inc. *	376	9,126
Progyny, Inc. *	25,944	1,593,740
Pulmonx Corp. *	13,338	519,248
Pulse Biosciences, Inc. *(a)	5,314	112,072
Quest Diagnostics, Inc.	46,625	6,843,617
Quidel Corp. *	14,339	1,903,789
Quotient Ltd. *	33,853	85,648
R1 RCM, Inc. *	50,409	1,093,875
RadNet, Inc. *	15,988	497,067
ResMed, Inc.	55,499	14,591,242
Retractable Technologies, Inc. *(a)	5,101	48,255
RxSight, Inc. *(a)	3,337	39,977
Schrodinger, Inc. *	17,610	961,154
SeaSpine Holdings Corp. *	11,635	174,060
Second Sight Medical Products, Inc. *	5,017	13,747
Select Medical Holdings Corp.	40,348	1,340,361
Sema4 Holdings Corp. *(a)	48,350	390,185
Senseonics Holdings, Inc. *	155,427	543,995
Sharecare, Inc. *(a)	108,448	804,684
Sharps Compliance Corp. *	4,490	37,043
Shockwave Medical, Inc. *	13,264	2,834,517
SI-BONE, Inc. *	10,042	226,447
Sientra, Inc. *	21,118	123,751
Sight Sciences, Inc. *(a)	4,175	112,600
Signify Health, Inc., Class A *	8,648	138,973
Silk Road Medical, Inc. *	13,242	777,438
Simulations Plus, Inc.	5,879	296,890
SmileDirectClub, Inc. *(a)	41,846	215,507
SOC Telemed, Inc. *(a)	25,093	55,205
Soliton, Inc. *(a)	4,273	87,981
STAAR Surgical Co. *	17,858	2,115,459
Stereotaxis, Inc. *	22,696	133,906
STERIS plc	38,057	8,895,443
Stryker Corp.	127,471	33,916,209
Surgalign Holdings, Inc. *	41,383	39,781
Surgery Partners, Inc. *	11,462	471,547
Surmodics, Inc. *	5,273	293,495
Tabula Rasa HealthCare, Inc. *	8,992	244,133
Tactile Systems Technology, Inc. *	7,843	270,505
Talis Biomedical Corp. *	5,390	28,837
Talkspace, Inc. *(a)	38,082	131,002
Tandem Diabetes Care, Inc. *	24,292	3,311,728
Teladoc Health, Inc. *	60,713	9,082,060
Teleflex, Inc.	17,805	6,355,317
Tenet Healthcare Corp. *	40,372	2,893,058
The Cooper Cos., Inc.	18,744	7,814,748
The Ensign Group, Inc.	19,930	1,554,739
The Joint Corp. *	5,490	480,265
The Pennant Group, Inc. *	10,680	273,088
Tivity Health, Inc. *	18,109	453,087
TransMedics Group, Inc. *	10,182	279,292
Treace Medical Concepts, Inc. *	4,498	103,724
Triple-S Management Corp., Class B *	9,507	335,502
U.S. Physical Therapy, Inc.	4,950	533,907
UnitedHealth Group, Inc.	358,572	165,111,649
Universal Health Services, Inc., Class B	28,905	3,587,110
Utah Medical Products, Inc.	1,365	132,173
Vapotherm, Inc. *	9,450	216,122
Varex Imaging Corp. *	14,217	381,726
Veeva Systems, Inc., Class A *	52,729	16,715,620
ViewRay, Inc. *	56,425	412,467
Vivos Therapeutics, Inc. *(a)	9,382	34,057
Vocera Communications, Inc. *	13,502	763,943
VolitionRX Ltd. *(a)	15,384	51,229
Zimmer Biomet Holdings, Inc.	79,570	11,388,058
SECURITY	NUMBER OF SHARES	VALUE ($)
Zomedica Corp. *(a)	343,967	175,561
Zynex, Inc. *(a)	6,859	85,943
		1,119,620,189

Household & Personal Products 1.3%
BellRing Brands, Inc., Class A *	13,888	372,476
Better Choice Co., Inc. *	12,821	49,746
Central Garden & Pet Co. *	4,564	235,411
Central Garden & Pet Co., Class A *	16,032	740,678
Church & Dwight Co., Inc.	94,025	8,214,024
Colgate-Palmolive Co.	320,206	24,396,495
Coty, Inc., Class A *	126,242	1,070,532
Edgewell Personal Care Co.	22,028	770,760
elf Beauty, Inc. *	18,790	607,105
Energizer Holdings, Inc.	23,968	874,113
Herbalife Nutrition Ltd. *	38,341	1,779,022
Inter Parfums, Inc.	7,409	684,444
Kimberly-Clark Corp.	128,028	16,578,346
LifeMD, Inc. *	6,495	32,410
Medifast, Inc.	4,479	879,093
Nature's Sunshine Products, Inc.	4,741	74,860
Nu Skin Enterprises, Inc., Class A	18,845	756,627
Oil-Dri Corp. of America	2,782	96,869
Reynolds Consumer Products, Inc.	20,311	547,991
Spectrum Brands Holdings, Inc.	16,321	1,530,094
The Beauty Health Co. *	32,856	902,554
The Clorox Co.	47,043	7,668,480
The Estee Lauder Cos., Inc., Class A	88,052	28,557,905
The Honest Co., Inc. *(a)	9,882	90,420
The Procter & Gamble Co.	923,067	131,989,350
USANA Health Sciences, Inc. *	4,815	467,344
Veru, Inc. *	22,412	183,106
WD-40 Co.	5,334	1,210,818
		231,361,073

Insurance 2.0%
Aflac, Inc.	234,041	12,560,980
Alleghany Corp. *	5,328	3,470,553
Ambac Financial Group, Inc. *	18,028	304,853
American Equity Investment Life Holding Co.	31,509	1,004,192
American Financial Group, Inc.	25,277	3,438,683
American International Group, Inc.	324,875	19,196,864
American National Group, Inc.	4,908	931,097
AMERISAFE, Inc.	7,229	428,607
Aon plc, Class A	85,792	27,446,577
Arch Capital Group Ltd. *	150,692	6,301,939
Argo Group International Holdings Ltd.	13,686	754,099
Arthur J. Gallagher & Co.	78,632	13,184,227
Assurant, Inc.	22,509	3,630,927
Assured Guaranty Ltd.	27,852	1,548,014
Athene Holding Ltd., Class A *	49,451	4,302,732
Axis Capital Holdings Ltd.	30,084	1,566,474
Brighthouse Financial, Inc. *	31,840	1,599,323
Brown & Brown, Inc.	88,821	5,605,493
BRP Group, Inc., Class A *	19,557	713,831
Chubb Ltd.	166,620	32,554,216
Cincinnati Financial Corp.	56,830	6,901,435
Citizens, Inc. *	24,606	158,463
CNA Financial Corp.	10,724	481,079
CNO Financial Group, Inc.	49,726	1,200,386
Crawford & Co., Class A	11,524	99,567
Donegal Group, Inc., Class A	5,782	82,394
eHealth, Inc. *	9,733	431,659
Employers Holdings, Inc.	10,575	408,195

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Enstar Group Ltd. *	4,684	1,080,974
Erie Indemnity Co., Class A	9,596	1,974,953
Everest Re Group Ltd.	15,129	3,956,233
Fidelity National Financial, Inc.	108,085	5,178,352
First American Financial Corp.	41,849	3,060,836
Genworth Financial, Inc., Class A *	187,366	770,074
Globe Life, Inc.	35,922	3,197,776
GoHealth, Inc., Class A *	30,731	165,947
Goosehead Insurance, Inc., Class A	7,360	1,062,048
Greenlight Capital Re Ltd., Class A *	12,115	90,014
HCI Group, Inc.	2,337	313,181
Heritage Insurance Holdings, Inc.	9,756	63,804
Hippo Holdings, Inc. *	139,619	593,381
Horace Mann Educators Corp.	16,852	660,261
Independence Holding Co.	2,414	118,407
Investors Title Co.	697	135,079
James River Group Holdings Ltd.	14,221	454,361
Kemper Corp.	22,713	1,441,821
Kinsale Capital Group, Inc.	8,045	1,505,622
Lemonade, Inc. *(a)	14,359	892,555
Lincoln National Corp.	67,844	4,894,945
Loews Corp.	77,497	4,345,257
Maiden Holdings Ltd. *	32,952	107,424
Markel Corp. *	5,222	6,857,165
Marsh & McLennan Cos., Inc.	192,399	32,092,153
MBIA, Inc. *	19,104	296,876
Mercury General Corp.	10,059	548,115
MetLife, Inc.	276,735	17,378,958
MetroMile, Inc. *(a)	26,555	81,524
National Western Life Group, Inc., Class A	895	192,434
Old Republic International Corp.	107,238	2,769,958
Oscar Health, Inc., Class A *	14,534	251,148
Palomar Holdings, Inc. *	9,248	845,730
Primerica, Inc.	15,152	2,549,172
Principal Financial Group, Inc.	95,106	6,380,662
ProAssurance Corp.	20,514	469,976
Prudential Financial, Inc.	146,821	16,157,651
Reinsurance Group of America, Inc.	26,125	3,084,840
RenaissanceRe Holdings Ltd.	17,864	2,533,115
RLI Corp.	14,962	1,620,534
Root, Inc., Class A *	34,536	160,247
Ryan Specialty Group Holdings, Inc., Class A *	21,000	793,590
Safety Insurance Group, Inc.	5,451	427,413
Selective Insurance Group, Inc.	22,517	1,764,657
Selectquote, Inc. *	47,065	625,494
SiriusPoint Ltd. *	34,448	323,811
State Auto Financial Corp.	6,604	338,851
Stewart Information Services Corp.	10,208	726,503
The Allstate Corp.	112,097	13,863,036
The Hanover Insurance Group, Inc.	13,580	1,711,080
The Hartford Financial Services Group, Inc.	131,946	9,622,822
The Progressive Corp.	222,116	21,074,366
The Travelers Cos., Inc.	94,714	15,237,588
Tiptree, Inc.	7,504	117,137
Trean Insurance Group, Inc. *	9,030	84,882
Trupanion, Inc. *	13,411	1,373,286
United Fire Group, Inc.	7,779	158,925
United Insurance Holdings Corp.	6,439	24,597
Universal Insurance Holdings, Inc.	12,847	189,750
Unum Group	78,295	1,994,174
W.R. Berkley Corp.	53,069	4,224,292
SECURITY	NUMBER OF SHARES	VALUE ($)
White Mountains Insurance Group Ltd.	1,198	1,263,878
Willis Towers Watson plc	49,140	11,905,639
		368,486,193

Materials 2.6%
Advanced Emissions Solutions, Inc. *	5,901	40,068
AdvanSix, Inc. *	10,189	495,185
Air Products & Chemicals, Inc.	84,026	25,191,835
Albemarle Corp.	44,450	11,133,392
Alcoa Corp.	71,160	3,269,802
Allegheny Technologies, Inc. *	48,560	781,816
Alpha Metallurgical Resources, Inc. *	6,988	431,789
Amcor plc	587,970	7,096,798
American Vanguard Corp.	9,646	150,285
Amyris, Inc. *	69,906	1,036,007
AptarGroup, Inc.	24,973	3,016,239
Arconic Corp. *	41,487	1,220,548
Ashland Global Holdings, Inc.	21,298	2,044,821
Avery Dennison Corp.	31,294	6,813,330
Avient Corp.	34,375	1,852,125
Axalta Coating Systems Ltd. *	82,839	2,583,748
Balchem Corp.	12,286	1,880,864
Ball Corp.	124,028	11,346,081
Berry Global Group, Inc. *	51,368	3,366,659
Cabot Corp.	21,554	1,149,906
Carpenter Technology Corp.	18,146	560,348
Celanese Corp.	42,182	6,812,815
Century Aluminum Co. *	18,069	238,691
CF Industries Holdings, Inc.	82,361	4,678,105
Chase Corp.	3,124	299,904
Clearwater Paper Corp. *	6,468	270,556
Cleveland-Cliffs, Inc. *	173,448	4,181,831
Coeur Mining, Inc. *	96,888	613,301
Commercial Metals Co.	45,746	1,472,106
Compass Minerals International, Inc.	13,325	874,120
Comstock Mining, Inc. *(a)	14,983	33,412
Corteva, Inc.	279,678	12,068,106
Crown Holdings, Inc.	49,947	5,193,989
Danimer Scientific, Inc. *	27,828	410,741
Diversey Holdings Ltd. *	17,241	299,993
Domtar Corp. *	18,771	1,024,709
Dow, Inc.	283,953	15,892,849
DuPont de Nemours, Inc.	199,262	13,868,635
Eagle Materials, Inc.	16,027	2,377,766
Eastman Chemical Co.	52,054	5,415,178
Ecolab, Inc.	94,441	20,986,679
Ecovyst, Inc.	20,989	245,152
Element Solutions, Inc.	84,020	1,908,094
Ferro Corp. *	32,638	686,051
FMC Corp.	49,030	4,462,220
Forterra, Inc. *	12,648	301,275
Freeport-McMoRan, Inc.	558,447	21,064,621
FutureFuel Corp.	9,399	66,357
Gatos Silver, Inc. *	17,898	216,566
GCP Applied Technologies, Inc. *	21,333	482,339
Glatfelter Corp.	18,834	309,443
Graphic Packaging Holding Co.	106,042	2,113,417
Greif, Inc., Class A	12,564	812,640
H.B. Fuller Co.	20,256	1,428,251
Hawkins, Inc.	7,358	269,818
Haynes International, Inc.	5,389	216,261
Hecla Mining Co.	207,625	1,200,073
Huntsman Corp.	81,561	2,657,257
Hycroft Mining Holding Corp. *(a)	14,727	24,447
Ingevity Corp. *	15,178	1,182,518
Innospec, Inc.	9,229	836,240

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
International Flavors & Fragrances, Inc.	94,736	13,968,823
International Paper Co.	148,641	7,382,998
Intrepid Potash, Inc. *	3,965	193,135
Kaiser Aluminum Corp.	6,085	591,097
Koppers Holdings, Inc. *	7,565	265,456
Kraton Corp. *	12,976	592,354
Kronos Worldwide, Inc.	9,190	119,746
Linde plc	196,279	62,652,257
Livent Corp. *	60,661	1,711,853
Loop Industries, Inc. *(a)	5,609	88,117
Louisiana-Pacific Corp.	35,724	2,105,215
LSB Industries, Inc. *	15,524	138,629
LyondellBasell Industries N.V., Class A	100,651	9,342,426
Martin Marietta Materials, Inc.	23,620	9,278,881
Materion Corp.	7,950	573,831
McEwen Mining, Inc. *	171,993	189,192
Mercer International, Inc.	14,607	157,317
Minerals Technologies, Inc.	12,391	879,018
MP Materials Corp. *	28,139	952,505
Myers Industries, Inc.	14,310	294,500
Neenah, Inc.	6,513	329,167
NewMarket Corp.	2,823	959,848
Newmont Corp.	303,788	16,404,552
Nucor Corp.	111,886	12,492,072
O-I Glass, Inc. *	60,785	793,244
Olin Corp.	55,279	3,149,797
Olympic Steel, Inc.	4,090	110,307
Origin Materials, Inc. *(a)	46,093	296,839
Orion Engineered Carbons S.A. *	24,535	461,258
Packaging Corp. of America	36,008	4,946,419
Pactiv Evergreen, Inc.	17,554	244,176
PPG Industries, Inc.	90,199	14,483,253
PureCycle Technologies, Inc. *(a)	27,778	371,947
Quaker Chemical Corp.	5,141	1,263,863
Ramaco Resources, Inc. *	4,615	85,793
Ranpak Holdings Corp. *	15,372	529,719
Rayonier Advanced Materials, Inc. *	21,499	154,363
Reliance Steel & Aluminum Co.	24,109	3,523,771
Resolute Forest Products, Inc.	28,247	332,185
Royal Gold, Inc.	25,285	2,503,721
RPM International, Inc.	49,449	4,311,953
Ryerson Holding Corp.	7,270	191,637
Schnitzer Steel Industries, Inc., Class A	10,249	551,396
Schweitzer-Mauduit International, Inc.	11,854	412,993
Sealed Air Corp.	57,233	3,395,062
Sensient Technologies Corp.	15,941	1,523,960
Silgan Holdings, Inc.	32,171	1,293,274
Sonoco Products Co.	37,265	2,159,507
Steel Dynamics, Inc.	73,909	4,883,907
Stepan Co.	8,266	992,085
Summit Materials, Inc., Class A *	45,701	1,629,241
SunCoke Energy, Inc.	29,816	215,272
Sylvamo Corp. *	13,376	376,668
The Chemours Co.	62,529	1,752,063
The Mosaic Co.	131,878	5,482,168
The Scotts Miracle-Gro Co.	15,479	2,298,012
The Sherwin-Williams Co.	91,972	29,119,255
TimkenSteel Corp. *	14,771	206,055
Trecora Resources *	10,224	79,543
Tredegar Corp.	10,770	129,886
TriMas Corp. *	17,122	571,019
Trinseo plc	14,912	835,967
Tronox Holdings plc, Class A	41,994	979,300
UFP Technologies, Inc. *	2,382	147,422
SECURITY	NUMBER OF SHARES	VALUE ($)
United States Lime & Minerals, Inc.	712	87,918
United States Steel Corp.	102,104	2,694,525
US Antimony Corp. *(a)	55,952	49,159
Valvoline, Inc.	69,243	2,351,492
Verso Corp., Class A	9,935	219,365
Vulcan Materials Co.	50,602	9,620,452
Warrior Met Coal, Inc.	20,726	496,802
Westlake Chemical Corp.	12,387	1,205,751
WestRock Co.	101,644	4,889,076
Worthington Industries, Inc.	12,435	675,469
Zymergen, Inc. *	6,056	64,194
		483,763,664

Media & Entertainment 8.6%
Activision Blizzard, Inc.	295,934	23,139,079
Advantage Solutions, Inc. *	41,561	354,931
Alphabet, Inc., Class A *	114,519	339,081,598
Alphabet, Inc., Class C *	107,163	317,782,232
Altice USA, Inc., Class A *	87,766	1,430,586
AMC Entertainment Holdings, Inc., Class A *	194,652	6,884,841
AMC Networks, Inc., Class A *	11,743	467,254
Angi, Inc. *	31,682	396,975
Boston Omaha Corp., Class A *	6,182	219,152
Bumble, Inc., Class A *	26,715	1,403,072
Cable One, Inc.	1,897	3,246,165
Cardlytics, Inc. *	12,282	966,102
Cargurus, Inc. *	33,159	1,112,153
Cars.com, Inc. *	24,524	319,302
Charter Communications, Inc., Class A *	48,234	32,552,644
Chicken Soup For The Soul Entertainment, Inc. *(a)	2,657	51,944
Cinedigm Corp., Class A *	54,801	129,330
Cinemark Holdings, Inc. *	41,667	783,340
Clear Channel Outdoor Holdings, Inc. *	176,155	510,850
Comcast Corp., Class A	1,741,785	89,580,003
comScore, Inc. *	29,328	114,672
Cumulus Media, Inc., Class A *	6,971	86,580
CuriosityStream, Inc. *(a)	12,194	121,574
Daily Journal Corp. *	289	99,191
DHI Group, Inc. *	17,016	79,975
Discovery, Inc., Class A *(a)	63,952	1,499,035
Discovery, Inc., Class C *	116,638	2,631,353
DISH Network Corp., Class A *	94,972	3,900,500
Dolphin Entertainment, Inc. *	4,149	46,718
Electronic Arts, Inc.	108,325	15,192,581
Entercom Communications Corp. *	44,339	143,215
Entravision Communications Corp., Class A	23,831	189,933
Eventbrite, Inc., Class A *	28,630	579,471
EverQuote, Inc., Class A *	8,283	114,223
Fox Corp., Class A	123,914	4,924,342
Fox Corp., Class B	56,970	2,105,611
fuboTV, Inc. *	53,539	1,595,998
Gannett Co., Inc. *	56,389	327,056
Gray Television, Inc.	33,015	773,872
Hemisphere Media Group, Inc. *	8,047	88,919
IAC/InterActiveCorp. *	31,971	4,871,421
iHeartMedia, Inc., Class A *	40,907	792,778
Integral Ad Science Holding Corp. *	6,256	153,710
IZEA Worldwide, Inc. *	19,013	38,787
John Wiley & Sons, Inc., Class A	16,679	903,501
Lee Enterprises, Inc. *	1,545	32,368
Liberty Broadband Corp., Class A *	9,251	1,487,283

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Liberty Broadband Corp., Class C *	55,256	8,976,337
Liberty Media Corp. - Liberty Braves, Class A *	2,953	90,273
Liberty Media Corp. - Liberty Braves, Class C *	15,081	448,207
Liberty Media Corp. - Liberty Formula One, Class A *	9,926	517,641
Liberty Media Corp. - Liberty Formula One, Class C *	76,960	4,294,368
Liberty Media Corp. - Liberty SiriusXM, Class A *	30,508	1,518,688
Liberty Media Corp. - Liberty SiriusXM, Class C *	60,866	3,001,911
Liberty TripAdvisor Holdings, Inc., Class A *	24,773	76,549
Lions Gate Entertainment Corp., Class A *	25,145	325,628
Lions Gate Entertainment Corp., Class B *	46,804	529,821
Live Nation Entertainment, Inc. *	50,590	5,117,179
LiveOne, Inc. *(a)	23,394	53,572
Loral Space & Communications, Inc.	4,480	223,194
Madison Square Garden Entertainment Corp. *	9,730	685,673
Madison Square Garden Sports Corp. *	6,626	1,255,693
Magnite, Inc. *	43,092	1,164,777
Marchex, Inc., Class B *	22,111	72,524
Match Group, Inc. *	105,500	15,907,290
MediaAlpha, Inc., Class A *	8,473	148,532
Meredith Corp. *	15,467	900,798
Meta Platforms, Inc., Class A *	906,689	293,377,360
National CineMedia, Inc.	26,005	82,696
Netflix, Inc. *	168,348	116,212,308
News Corp., Class A	151,007	3,458,060
News Corp., Class B	44,936	1,013,756
Nexstar Media Group, Inc., Class A	15,769	2,364,246
Omnicom Group, Inc.	81,365	5,539,329
Outbrain, Inc. *(a)	3,577	60,594
Pinterest, Inc., Class A *	211,708	9,450,645
Playstudios, Inc. *(a)	32,347	139,092
Playtika Holding Corp. *	38,697	1,094,351
PubMatic, Inc., Class A *(a)	7,674	219,323
QuinStreet, Inc. *	18,824	263,536
Reservoir Media, Inc. *(a)	14,047	120,523
Roku, Inc. *	44,378	13,530,852
Scholastic Corp.	11,997	434,171
Sciplay Corp., Class A *	8,602	173,846
Sinclair Broadcast Group, Inc., Class A	19,082	498,613
Sirius XM Holdings, Inc. (a)	354,629	2,159,691
Skillz, Inc. *(a)	98,235	1,098,267
Snap, Inc., Class A *	398,687	20,962,962
Stagwell, Inc. *	22,872	198,529
Super League Gaming, Inc. *	8,293	26,040
Take-Two Interactive Software, Inc. *	44,263	8,011,603
TechTarget, Inc. *	9,480	894,059
TEGNA, Inc.	82,936	1,630,522
The E.W. Scripps Co., Class A	20,761	386,155
The Interpublic Group of Cos., Inc.	149,910	5,482,209
The Marcus Corp. *	9,696	180,055
The New York Times Co., Class A	64,141	3,501,457
The Walt Disney Co. *	691,068	116,838,867
Thryv Holdings, Inc. *	6,486	205,412
Townsquare Media, Inc., Class A *	1,801	23,989
TripAdvisor, Inc. *	38,069	1,255,135
TrueCar, Inc. *	41,115	172,272
SECURITY	NUMBER OF SHARES	VALUE ($)
Twitter, Inc. *	304,014	16,276,910
Urban One, Inc. *	12,502	88,389
ViacomCBS, Inc., Class B	233,436	8,455,052
Vimeo, Inc. *	59,092	1,993,173
Warner Music Group Corp., Class A	36,970	1,829,645
WideOpenWest, Inc. *	18,912	360,274
World Wrestling Entertainment, Inc., Class A	17,363	1,060,706
Yelp, Inc. *	26,302	1,016,046
Zedge, Inc., Class B *	4,350	50,156
Ziff Davis, Inc. *	18,447	2,366,197
ZipRecruiter, Inc., Class A *	4,850	134,733
ZoomInfo Technologies, Inc., Class A *	69,587	4,677,638
Zynga, Inc., Class A *	393,847	2,906,591
		1,560,890,910

Pharmaceuticals, Biotechnology & Life Sciences 7.0%
10X Genomics, Inc., Class A *	34,788	5,610,261
180 Life Sciences Corp. *(a)	7,214	36,575
23andMe Holding Co., Class A *(a)	33,318	386,156
4D Molecular Therapeutics, Inc. *	8,190	196,806
89bio, Inc. *	4,146	72,970
9 Meters Biopharma, Inc. *(a)	107,754	136,848
AbbVie, Inc.	672,024	77,060,992
Abeona Therapeutics, Inc. *	35,285	28,662
Absci Corp. *(a)	5,148	75,521
ACADIA Pharmaceuticals, Inc. *	44,402	797,016
Acceleron Pharma, Inc. *	20,488	3,568,600
AcelRx Pharmaceuticals, Inc. *	48,560	42,733
Aclaris Therapeutics, Inc. *	18,878	327,533
Actinium Pharmaceuticals, Inc. *(a)	7,539	59,181
Acumen Pharmaceuticals, Inc. *	4,363	61,300
Adagio Therapeutics, Inc. *(a)	7,019	205,236
Adamas Pharmaceuticals, Inc. *	17,873	144,950
Adamis Pharmaceuticals Corp. *	56,257	59,070
Adaptive Biotechnologies Corp. *	41,252	1,378,229
Adial Pharmaceuticals, Inc. *	11,609	37,265
Adicet Bio, Inc. *	5,227	44,952
Adverum Biotechnologies, Inc. *	32,000	72,640
Aeglea BioTherapeutics, Inc. *	13,223	96,792
Aerie Pharmaceuticals, Inc. *	20,408	216,937
Aerovate Therapeutics, Inc. *(a)	3,663	58,352
Agenus, Inc. *	82,801	317,956
Agilent Technologies, Inc.	115,090	18,125,524
Agios Pharmaceuticals, Inc. *	22,582	1,061,354
AIkido Pharma, Inc. *	37,539	33,466
Akebia Therapeutics, Inc. *	64,934	186,361
Akero Therapeutics, Inc. *	10,173	218,618
Akouos, Inc. *	10,685	99,584
Albireo Pharma, Inc. *	8,505	248,516
Aldeyra Therapeutics, Inc. *	22,201	202,029
Alector, Inc. *	22,141	481,345
Aligos Therapeutics, Inc. *	7,665	122,103
Alkermes plc *	60,591	1,835,301
Allakos, Inc. *	13,389	1,346,666
Allogene Therapeutics, Inc. *	28,714	495,029
Allovir, Inc. *	10,910	261,949
Alnylam Pharmaceuticals, Inc. *	45,150	7,204,134
Alpha Teknova, Inc. *	2,787	64,073
Altimmune, Inc. *	14,356	155,045
ALX Oncology Holdings, Inc. *	7,977	447,031
Amgen, Inc.	216,018	44,709,245
Amicus Therapeutics, Inc. *	92,562	971,901
Amneal Pharmaceuticals, Inc. *	43,587	239,293
Amphastar Pharmaceuticals, Inc. *	14,857	277,529
Ampio Pharmaceuticals, Inc. *	73,284	114,323
AnaptysBio, Inc. *	7,720	253,988

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Anavex Life Sciences Corp. *	27,304	511,677
ANI Pharmaceuticals, Inc. *	3,733	139,540
Anika Therapeutics, Inc. *	5,811	242,028
Anixa Biosciences, Inc. *	9,149	43,641
Annexon, Inc. *	10,658	173,832
Annovis Bio, Inc. *(a)	2,061	54,658
Antares Pharma, Inc. *	63,488	237,445
Apellis Pharmaceuticals, Inc. *	27,024	830,718
Applied Genetic Technologies Corp. *	12,820	33,204
Applied Molecular Transport, Inc. *	6,743	151,852
Applied Therapeutics, Inc. *	6,111	89,648
Aptevo Therapeutics, Inc. *	1,654	25,207
AquaBounty Technologies, Inc. *(a)	21,009	83,826
Arbutus Biopharma Corp. *	36,352	146,499
Arcturus Therapeutics Holdings, Inc. *	8,656	389,087
Arcus Biosciences, Inc. *	17,923	599,345
Arcutis Biotherapeutics, Inc. *	11,246	238,190
Arena Pharmaceuticals, Inc. *	23,175	1,330,013
Arrowhead Pharmaceuticals, Inc. *	40,227	2,567,287
Arvinas, Inc. *	16,386	1,418,700
Atara Biotherapeutics, Inc. *	30,986	479,663
Atea Pharmaceuticals, Inc. *	20,179	234,884
Athenex, Inc. *	26,881	68,278
Athersys, Inc. *(a)	99,317	116,201
Athira Pharma, Inc. *	13,857	181,111
Atossa Therapeutics, Inc. *	45,962	118,122
Atreca, Inc., Class A *	11,123	57,617
Avalo Therapeutics, Inc. *	20,410	47,759
Avantor, Inc. *	222,296	8,976,312
AVEO Pharmaceuticals, Inc. *(a)	17,180	116,652
Avid Bioservices, Inc. *	22,759	698,246
Avidity Biosciences, Inc. *	16,590	373,275
Avita Medical, Inc. *	10,054	165,589
Avrobio, Inc. *	13,368	75,128
Axsome Therapeutics, Inc. *	11,957	460,344
Aytu BioPharma, Inc. *	8,368	20,836
Beam Therapeutics, Inc. *	16,493	1,464,084
Berkeley Lights, Inc. *	15,991	371,791
BioAtla, Inc. *	6,429	187,920
BioCryst Pharmaceuticals, Inc. *	68,448	1,021,929
BioDelivery Sciences International, Inc. *	35,519	144,918
Biogen, Inc. *	56,827	15,154,624
Biohaven Pharmaceutical Holding Co., Ltd. *	21,895	3,116,096
BioMarin Pharmaceutical, Inc. *	69,608	5,515,042
Biomea Fusion, Inc. *(a)	3,656	39,265
BioNano Genomics, Inc. *(a)	104,367	530,184
Bio-Rad Laboratories, Inc., Class A *	8,200	6,516,376
Bio-Techne Corp.	14,742	7,719,648
Bioxcel Therapeutics, Inc. *	7,800	227,292
Black Diamond Therapeutics, Inc. *	12,026	92,119
Bluebird Bio, Inc. *	25,155	588,879
Blueprint Medicines Corp. *	22,739	2,557,910
Bolt Biotherapeutics, Inc. *(a)	4,158	54,428
BrainStorm Cell Therapeutics, Inc. *	11,287	32,676
Bridgebio Pharma, Inc. *	41,473	2,047,937
Bristol-Myers Squibb Co.	845,434	49,373,346
Brooklyn ImmunoTherapeutics, Inc. *	12,246	104,336
Bruker Corp.	38,707	3,108,172
C4 Therapeutics, Inc. *	14,106	626,589
Cabaletta Bio, Inc. *(a)	4,700	64,249
Calithera Biosciences, Inc. *	46,356	89,467
Capricor Therapeutics, Inc. *	5,921	22,026
Cara Therapeutics, Inc. *	16,617	279,664
Cardiff Oncology, Inc. *	16,399	96,262
CareDx, Inc. *	20,646	1,052,946
Caribou Biosciences, Inc. *(a)	7,373	163,017
SECURITY	NUMBER OF SHARES	VALUE ($)
CASI Pharmaceuticals, Inc. *	54,063	58,388
Cassava Sciences, Inc. *(a)	13,970	602,526
Catalent, Inc. *	64,742	8,925,332
Catalyst Pharmaceuticals, Inc. *	39,688	234,159
cbdMD, Inc. *	14,316	25,339
Celcuity, Inc. *	4,926	89,161
Celldex Therapeutics, Inc. *	18,028	766,911
CEL-SCI Corp. *(a)	16,481	184,587
Century Therapeutics, Inc. *(a)	4,176	93,835
Cerevel Therapeutics Holdings, Inc. *	20,950	851,617
Charles River Laboratories International, Inc. *	19,101	8,570,237
Checkpoint Therapeutics, Inc. *(a)	33,712	118,329
ChemoCentryx, Inc. *	18,466	642,801
Chimerix, Inc. *	25,859	135,501
Chinook Therapeutics, Inc. *	13,331	143,175
ChromaDex Corp. *	24,667	152,689
Citius Pharmaceuticals, Inc. *(a)	43,030	80,466
Clearside Biomedical, Inc. *(a)	20,216	110,379
Clene, Inc. *(a)	7,741	42,034
Clever Leaves Holdings, Inc. *	6,434	42,979
Clovis Oncology, Inc. *(a)	52,002	225,169
Codexis, Inc. *	22,641	787,228
Codiak Biosciences, Inc. *	6,438	92,772
Cogent Biosciences, Inc. *(a)	15,191	128,820
Coherus Biosciences, Inc. *	26,548	444,148
Collegium Pharmaceutical, Inc. *	14,056	275,919
ContraFect Corp. *	19,650	74,081
Corbus Pharmaceuticals Holdings, Inc. *	44,959	44,959
Corcept Therapeutics, Inc. *	40,131	722,358
CorMedix, Inc. *	13,948	67,787
Cortexyme, Inc. *(a)	6,428	84,850
Corvus Pharmaceuticals, Inc. *	11,217	50,813
Crinetics Pharmaceuticals, Inc. *	11,636	290,085
CTI BioPharma Corp. *(a)	37,496	97,115
Cue Biopharma, Inc. *	12,652	154,481
Cullinan Oncology, Inc. *	9,384	208,512
Curis, Inc. *	29,432	191,308
Cyclerion Therapeutics, Inc. *	15,496	39,670
Cymabay Therapeutics, Inc. *	26,966	105,167
Cyteir Therapeutics, Inc. *(a)	3,380	60,536
Cytek Biosciences, Inc. *	5,624	128,283
Cytokinetics, Inc. *	32,339	1,128,954
CytomX Therapeutics, Inc. *	24,803	147,082
Dare Bioscience, Inc. *(a)	30,532	44,577
Day One Biopharmaceuticals, Inc. *(a)	4,457	108,929
Deciphera Pharmaceuticals, Inc. *	16,532	552,003
Denali Therapeutics, Inc. *	34,863	1,685,626
DermTech, Inc. *	10,214	279,353
Design Therapeutics, Inc. *(a)	4,758	74,605
DiaMedica Therapeutics, Inc. *	6,742	26,631
Dicerna Pharmaceuticals, Inc. *	25,660	533,985
Durect Corp. *	100,516	128,660
Dynavax Technologies Corp. *	41,140	821,566
Dyne Therapeutics, Inc. *	10,151	147,291
Eagle Pharmaceuticals, Inc. *	5,375	281,489
Edgewise Therapeutics, Inc. *(a)	4,640	76,560
Editas Medicine, Inc. *	25,820	948,110
Eiger BioPharmaceuticals, Inc. *	16,477	111,055
Elanco Animal Health, Inc. *	180,094	5,921,491
Eledon Pharmaceuticals, Inc. *	5,554	27,770
Eli Lilly & Co.	302,157	76,977,517
Eliem Therapeutics, Inc. *	2,517	43,846
Emergent BioSolutions, Inc. *	18,203	867,737
Enanta Pharmaceuticals, Inc. *	6,913	593,481
Endo International plc *	90,744	385,662
Enochian Biosciences, Inc. *(a)	7,537	70,245

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Epizyme, Inc. *	35,924	150,881
Equillium, Inc. *	6,993	44,126
Erasca, Inc. *(a)	7,423	146,827
Esperion Therapeutics, Inc. *(a)	10,670	95,390
Eton Pharmaceuticals, Inc. *	5,755	33,149
Evelo Biosciences, Inc. *(a)	10,700	94,695
Evofem Biosciences, Inc. *	67,642	46,511
Evolus, Inc. *	13,267	103,748
Exact Sciences Corp. *	65,525	6,239,290
Exagen, Inc. *	4,095	47,584
Exelixis, Inc. *	122,266	2,629,942
EyePoint Pharmaceuticals, Inc. *	7,477	85,761
Fate Therapeutics, Inc. *	30,480	1,639,824
FibroGen, Inc. *	32,119	357,163
Finch Therapeutics Group, Inc. *(a)	3,679	49,299
Flexion Therapeutics, Inc. *	17,854	165,149
Fluidigm Corp. *	27,127	139,704
Foghorn Therapeutics, Inc. *(a)	8,501	107,878
Forma Therapeutics Holdings, Inc. *	12,637	234,543
Forte Biosciences, Inc. *(a)	3,571	9,677
Fortress Biotech, Inc. *	29,965	97,686
Frequency Therapeutics, Inc. *(a)	11,156	70,060
F-star Therapeutics, Inc. *	7,715	52,076
Fulcrum Therapeutics, Inc. *	10,895	241,215
G1 Therapeutics, Inc. *	15,530	225,030
Galectin Therapeutics, Inc. *(a)	17,413	55,199
Gemini Therapeutics, Inc. *	11,283	42,875
Generation Bio Co. *	16,915	354,538
Geron Corp. *	124,831	192,240
Gilead Sciences, Inc.	477,058	30,951,523
Global Blood Therapeutics, Inc. *	21,135	771,850
GlycoMimetics, Inc. *	34,903	66,665
Gossamer Bio, Inc. *	19,746	245,245
Graphite Bio, Inc. *(a)	5,814	74,070
Greenwich Lifesciences, Inc. *	1,259	44,518
Gritstone bio, Inc. *	15,900	174,741
GT Biopharma, Inc. *	7,435	48,030
Halozyme Therapeutics, Inc. *	53,368	2,031,720
Harmony Biosciences Holdings, Inc. *	8,727	361,909
Harpoon Therapeutics, Inc. *	10,228	64,027
Harrow Health, Inc. *	12,577	126,902
Harvard Bioscience, Inc. *	14,274	107,483
Heat Biologics, Inc. *(a)	9,763	52,134
Hepion Pharmaceuticals, Inc. *(a)	31,535	45,095
Heron Therapeutics, Inc. *	40,824	449,472
Homology Medicines, Inc. *	19,308	110,635
Hookipa Pharma, Inc. *	7,000	34,090
Horizon Therapeutics plc *	85,617	10,266,334
Humanigen, Inc. *(a)	17,832	128,034
iBio, Inc. *	74,003	57,722
Icosavax, Inc. *	4,633	121,199
Ideaya Biosciences, Inc. *	12,679	271,838
IGM Biosciences, Inc. *	3,210	150,613
Ikena Oncology, Inc. *(a)	3,541	38,066
Illumina, Inc. *	55,866	23,187,742
Imago Biosciences, Inc. *	3,499	93,143
Immuneering Corp., Class A *	2,997	81,219
Immunic, Inc. *	6,574	61,270
ImmunityBio, Inc. *(a)	25,226	197,520
ImmunoGen, Inc. *	73,335	442,210
Immunome, Inc. *(a)	4,032	94,510
Immunovant, Inc. *	17,821	143,281
Impel Neuropharma Inc. *(a)	2,871	30,691
Incyte Corp. *	71,241	4,771,722
Infinity Pharmaceuticals, Inc. *	29,948	76,068
Inhibrx, Inc. *	7,931	318,747
Inmune Bio, Inc. *(a)	5,159	94,874
Innoviva, Inc. *	23,087	402,868
SECURITY	NUMBER OF SHARES	VALUE ($)
Inotiv, Inc. *	6,479	313,519
Inovio Pharmaceuticals, Inc. *(a)	81,574	582,438
Inozyme Pharma, Inc. *	5,930	55,386
Insmed, Inc. *	44,300	1,335,645
Instil Bio, Inc. *	6,618	134,809
Intellia Therapeutics, Inc. *	25,920	3,446,842
Intercept Pharmaceuticals, Inc. *	11,183	188,545
Intra-Cellular Therapies, Inc. *	28,771	1,239,167
Invitae Corp. *	75,519	2,001,253
Ionis Pharmaceuticals, Inc. *	53,081	1,691,691
Iovance Biotherapeutics, Inc. *	51,664	1,255,952
IQVIA Holdings, Inc. *	72,796	19,030,330
Ironwood Pharmaceuticals, Inc. *	61,992	791,638
IsoRay, Inc. *	55,471	33,560
iTeos Therapeutics, Inc. *	7,943	212,475
IVERIC bio, Inc. *	40,191	711,381
Jaguar Health, Inc. *	13,784	29,360
Janux Therapeutics, Inc. *	4,808	117,075
Jazz Pharmaceuticals plc *	23,482	3,124,045
Johnson & Johnson	1,001,112	163,061,123
Jounce Therapeutics, Inc. *	16,599	145,739
Kadmon Holdings, Inc. *	64,612	610,583
Kala Pharmaceuticals, Inc. *(a)	16,458	28,637
Kaleido Biosciences, Inc. *	8,510	36,593
KalVista Pharmaceuticals, Inc. *	8,852	159,159
Karuna Therapeutics, Inc. *	8,344	1,171,331
Karyopharm Therapeutics, Inc. *	32,474	177,308
KemPharm, Inc. *(a)	11,139	105,821
Keros Therapeutics, Inc. *	5,425	226,331
Kezar Life Sciences, Inc. *	13,060	104,480
Kiniksa Pharmaceuticals Ltd., Class A *	12,701	131,963
Kinnate Biopharma, Inc. *	6,937	164,892
Kodiak Sciences, Inc. *	13,152	1,539,968
Kronos Bio, Inc. *	16,223	267,031
Krystal Biotech, Inc. *	7,641	382,738
Kura Oncology, Inc. *	24,322	399,367
Kymera Therapeutics, Inc. *	13,328	784,753
La Jolla Pharmaceutical Co. *	2,011	8,084
Landos Biopharma, Inc. *	3,611	48,604
Lannett Co., Inc. *	15,487	42,280
Larimar Therapeutics, Inc. *	4,106	49,067
Lexicon Pharmaceuticals, Inc. *	24,980	132,144
Ligand Pharmaceuticals, Inc. *	6,449	941,167
Lineage Cell Therapeutics, Inc. *(a)	45,545	103,843
Liquidia Corp. *(a)	20,793	77,974
LogicBio Therapeutics, Inc. *	11,498	41,968
Lyell Immunopharma, Inc. *(a)	9,978	139,093
MacroGenics, Inc. *	20,462	399,623
Madrigal Pharmaceuticals, Inc. *	5,052	392,793
Magenta Therapeutics, Inc. *	19,635	125,664
MannKind Corp. *	94,496	445,076
Maravai LifeSciences Holdings, Inc., Class A *	41,154	1,740,403
Marinus Pharmaceuticals, Inc. *	12,809	147,304
Marker Therapeutics, Inc. *	26,562	39,046
Matinas BioPharma Holdings, Inc. *	78,387	87,010
MediciNova, Inc. *(a)	17,843	59,952
Medpace Holdings, Inc. *	11,010	2,494,315
MEI Pharma, Inc. *	50,519	142,464
Merck & Co., Inc.	963,259	84,814,955
Mersana Therapeutics, Inc. *	26,564	227,388
Mettler-Toledo International, Inc. *	8,792	13,019,897
MiMedx Group, Inc. *	31,423	215,248
Mirati Therapeutics, Inc. *	17,780	3,360,776
Mirum Pharmaceuticals, Inc. *	7,069	112,256
Moderna, Inc. *	133,646	46,135,936
Molecular Templates, Inc. *	15,226	79,480

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Moleculin Biotech, Inc. *(a)	20,198	53,323
Monte Rosa Therapeutics, Inc. *(a)	4,528	106,182
Morphic Holding, Inc. *	9,959	572,642
Mustang Bio, Inc. *	31,286	70,081
MyMD Pharmaceuticals, Inc. *	13,965	133,785
Myovant Sciences Ltd. *	16,843	368,525
Myriad Genetics, Inc. *	28,958	891,038
NanoString Technologies, Inc. *	17,203	830,905
Natera, Inc. *	33,560	3,844,969
Nautilus Biotechnology, Inc. *	22,256	118,847
Nektar Therapeutics *	69,754	1,057,471
NeoGenomics, Inc. *	46,417	2,135,182
Neoleukin Therapeutics, Inc. *	13,687	100,326
Neurocrine Biosciences, Inc. *	36,158	3,811,415
NexImmune, Inc. *	2,427	27,619
NGM Biopharmaceuticals, Inc. *	15,070	278,343
Nkarta, Inc. *	5,850	91,728
Novan, Inc. *(a)	4,674	31,176
Novavax, Inc. *	28,264	4,206,531
Nurix Therapeutics, Inc. *	15,286	511,317
Nuvalent, Inc., Class A *(a)	3,544	86,580
Nuvation Bio, Inc. *	43,071	394,961
Ocugen, Inc. *(a)	76,012	899,982
Ocular Therapeutix, Inc. *	27,841	184,864
Odonate Therapeutics, Inc. *	19,636	60,283
Olema Pharmaceuticals, Inc. *	11,384	307,368
Omega Therapeutics, Inc. *	3,087	90,696
Omeros Corp. *	23,071	144,655
Oncocyte Corp. *	30,590	100,335
Onconova Therapeutics, Inc. *	7,111	24,604
OncoSec Medical, Inc. *	9,259	15,277
Oncternal Therapeutics, Inc. *	15,853	58,181
OpGen, Inc. *(a)	22,600	40,454
OPKO Health, Inc. *	159,773	605,540
Organogenesis Holdings, Inc. *	24,711	271,327
Organon & Co.	95,960	3,526,530
Orgenesis, Inc. *	9,467	45,536
ORIC Pharmaceuticals, Inc. *	12,565	183,952
Otonomy, Inc. *	16,843	35,370
Outlook Therapeutics, Inc. *(a)	34,436	71,283
Ovid therapeutics, Inc. *	19,452	66,137
Oyster Point Pharma, Inc. *	4,006	47,191
Pacific Biosciences of California, Inc. *	76,628	2,029,109
Pacira BioSciences, Inc. *	17,348	906,953
Palatin Technologies, Inc. *	56,900	23,215
Paratek Pharmaceuticals, Inc. *	17,405	87,373
Passage Bio, Inc. *	14,850	129,492
PDS Biotechnology Corp. *(a)	7,907	95,200
PerkinElmer, Inc.	42,669	7,547,719
Perrigo Co., plc	51,662	2,332,539
Personalis, Inc. *	14,193	278,467
Pfizer, Inc.	2,133,839	93,334,118
Phathom Pharmaceuticals, Inc. *	6,778	159,486
Phibro Animal Health Corp., Class A	8,185	179,579
Pieris Pharmaceuticals, Inc. *	19,437	89,021
Pliant Therapeutics, Inc. *	9,246	147,289
PLx Pharma, Inc. *	8,708	107,195
PMV Pharmaceuticals, Inc. *	10,467	247,231
Point Biopharma Global, Inc. *(a)	29,078	232,042
Poseida Therapeutics, Inc. *	13,528	86,714
PPD, Inc. *	45,369	2,140,056
Praxis Precision Medicines, Inc. *	13,673	284,398
Precigen, Inc. *	33,799	163,249
Precision BioSciences, Inc. *	19,968	189,496
Prelude Therapeutics, Inc. *(a)	5,389	94,739
Prestige Consumer Healthcare, Inc. *	18,817	1,128,832
Prometheus Biosciences, Inc. *	4,232	134,832
Protagonist Therapeutics, Inc. *	16,399	510,993
SECURITY	NUMBER OF SHARES	VALUE ($)
Prothena Corp. plc *	13,117	726,026
Provention Bio, Inc. *	21,027	131,629
PTC Therapeutics, Inc. *	26,778	1,015,690
Puma Biotechnology, Inc. *	12,061	61,511
Quanterix Corp. *	12,834	649,529
Quantum-Si, Inc. *(a)	32,018	258,065
Radius Health, Inc. *	17,803	384,545
Rain Therapeutics, Inc. *	3,166	49,326
Rani Therapeutics Holdings, Inc., Class A *(a)	2,793	64,239
Rapid Micro Biosystems, Inc., Class A *	3,428	69,897
RAPT Therapeutics, Inc. *	7,603	240,103
Reata Pharmaceuticals, Inc., Class A *	10,548	1,012,713
Recro Pharma, Inc. *	5,876	11,458
Recursion Pharmaceuticals, Inc., Class A *(a)	9,451	180,987
Regeneron Pharmaceuticals, Inc. *	40,010	25,603,999
REGENXBIO, Inc. *	14,834	525,717
Relay Therapeutics, Inc. *	28,482	947,026
Relmada Therapeutics, Inc. *	7,824	183,629
Repligen Corp. *	19,428	5,643,834
Replimune Group, Inc. *	11,714	345,680
Revance Therapeutics, Inc. *	25,241	347,064
REVOLUTION Medicines, Inc. *	23,823	701,111
Rhythm Pharmaceuticals, Inc. *	16,923	194,784
Rigel Pharmaceuticals, Inc. *	65,122	218,810
Rocket Pharmaceuticals, Inc. *	16,917	502,604
Royalty Pharma plc, Class A	135,150	5,342,479
Rubius Therapeutics, Inc. *	15,779	224,220
Sage Therapeutics, Inc. *	19,723	796,020
Sana Biotechnology, Inc. *	30,790	638,585
Sangamo Therapeutics, Inc. *	46,627	378,611
Sarepta Therapeutics, Inc. *	32,718	2,588,975
Satsuma Pharmaceuticals, Inc. *	12,319	71,450
Savara, Inc. *	42,882	49,743
Scholar Rock Holding Corp. *	9,673	254,400
SCYNEXIS, Inc. *	8,875	44,464
Seagen, Inc. *	50,478	8,900,786
Seelos Therapeutics, Inc. *(a)	39,148	84,560
Seer, Inc. *	13,439	496,168
Selecta Biosciences, Inc. *	33,810	121,378
SELLAS Life Sciences Group, Inc. *	4,570	39,713
Sensei Biotherapeutics, Inc. *	2,714	23,585
Seres Therapeutics, Inc. *	22,004	133,784
Sesen Bio, Inc. *	67,895	82,153
Shattuck Labs, Inc. *	11,210	216,353
SIGA Technologies, Inc. *	17,097	123,269
Sigilon Therapeutics, Inc. *	8,164	44,004
Silverback Therapeutics, Inc. *(a)	8,898	76,790
Singular Genomics Systems, Inc. *	4,713	65,275
Sio Gene Therapies, Inc. *	20,023	38,244
Solid Biosciences, Inc. *	24,532	49,800
Sorrento Therapeutics, Inc. *(a)	113,396	777,897
Sotera Health Co. *	37,665	930,325
Spectrum Pharmaceuticals, Inc. *	58,461	106,984
Spero Therapeutics, Inc. *	12,120	212,827
SpringWorks Therapeutics, Inc. *	9,517	638,210
SQZ Biotechnologies Co. *	7,793	104,348
Statera Biopharma, Inc. *	12,170	46,368
Stoke Therapeutics, Inc. *	9,346	213,369
Supernus Pharmaceuticals, Inc. *	20,133	600,970
Surface Oncology, Inc. *	12,172	90,316
Surrozen, Inc. *(a)	8,548	59,836
Sutro Biopharma, Inc. *	15,860	319,738
Syndax Pharmaceuticals, Inc. *	17,199	334,521
Syneos Health, Inc. *	39,681	3,703,825
Syros Pharmaceuticals, Inc. *	20,746	85,681

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
T2 Biosystems, Inc. *	47,515	36,800
Talaris Therapeutics, Inc. *	3,539	59,774
Tango Therapeutics, Inc. *	24,311	312,153
Tarsus Pharmaceuticals, Inc. *	2,363	65,597
Taysha Gene Therapies, Inc. *	9,484	148,330
TCR2 Therapeutics, Inc. *	13,931	87,765
Tempest Therapeutics, Inc. *	3,628	42,520
Tenaya Therapeutics, Inc. *(a)	4,937	126,930
Terns Pharmaceuticals, Inc. *	2,797	26,572
TFF Pharmaceuticals, Inc. *	11,966	92,258
TG Therapeutics, Inc. *	50,356	1,572,114
TherapeuticsMD, Inc. *	137,891	100,385
Theravance Biopharma, Inc. *	19,208	149,246
Thermo Fisher Scientific, Inc.	149,629	94,725,631
Tonix Pharmaceuticals Holding Corp. *	126,272	69,702
Tracon Pharmaceuticals, Inc. *	6,423	23,765
Travere Therapeutics, Inc. *	20,515	591,037
Trevena, Inc. *	93,743	94,680
Tricida, Inc. *	9,420	43,049
Turning Point Therapeutics, Inc. *	18,818	782,452
Twist Bioscience Corp. *	18,874	2,242,231
Tyme Technologies, Inc. *	42,998	40,977
Ultragenyx Pharmaceutical, Inc. *	26,130	2,192,830
uniQure N.V. *	14,271	434,837
United Therapeutics Corp. *	16,934	3,230,330
UNITY Biotechnology, Inc. *	12,594	30,100
Vanda Pharmaceuticals, Inc. *	20,728	354,863
Vaxart, Inc. *(a)	46,126	309,505
Vaxcyte, Inc. *	12,360	289,224
VBI Vaccines, Inc. *	95,399	276,657
Vera Therapeutics, Inc. *	2,054	39,745
Veracyte, Inc. *	26,797	1,283,040
Verastem, Inc. *	75,269	195,699
Vericel Corp. *	17,509	805,764
Verrica Pharmaceuticals, Inc. *(a)	4,072	51,266
Vertex Pharmaceuticals, Inc. *	98,812	18,273,303
Verve Therapeutics, Inc. *	5,474	253,939
Viatris, Inc.	461,868	6,165,938
Viking Therapeutics, Inc. *	26,681	155,283
Vincerx Pharma, Inc. *	4,112	57,445
Vir Biotechnology, Inc. *	27,642	1,042,933
Viracta Therapeutics, Inc. *	6,942	40,819
VistaGen Therapeutics, Inc. *	68,749	157,435
Vor BioPharma, Inc. *(a)	3,785	59,538
Voyager Therapeutics, Inc. *	7,809	28,269
Waters Corp. *	23,352	8,583,028
WaVe Life Sciences Ltd. *	13,973	64,136
Werewolf Therapeutics, Inc. *(a)	3,384	53,027
West Pharmaceutical Services, Inc.	28,188	12,117,457
XBiotech, Inc.	5,316	77,933
Xencor, Inc. *	22,478	889,230
Xeris Biopharma Holdings, Inc. *	22,478	41,809
XOMA Corp. *(a)	4,338	108,450
Y-mAbs Therapeutics, Inc. *	13,495	331,437
Zentalis Pharmaceuticals, Inc. *	13,915	1,119,323
ZIOPHARM Oncology, Inc. *	82,975	124,463
Zoetis, Inc.	180,322	38,985,616
Zogenix, Inc. *	20,875	320,014
Zynerba Pharmaceuticals, Inc. *	18,093	69,296
		1,272,584,652

Real Estate 3.4%
Acadia Realty Trust	32,413	692,990
Agree Realty Corp.	26,097	1,854,453
Alexander & Baldwin, Inc.	28,776	705,875
Alexander's, Inc.	799	222,745
Alexandria Real Estate Equities, Inc.	52,680	10,754,095
SECURITY	NUMBER OF SHARES	VALUE ($)
Alpine Income Property Trust, Inc.	4,623	85,248
Altisource Portfolio Solutions S.A. *	4,891	63,583
American Assets Trust, Inc.	20,223	765,036
American Campus Communities, Inc.	52,550	2,822,986
American Finance Trust, Inc.	44,640	369,619
American Homes 4 Rent, Class A	103,746	4,212,088
American Tower Corp.	172,947	48,765,866
Americold Realty Trust	99,689	2,937,835
Apartment Income REIT Corp.	59,315	3,179,877
Apartment Investment & Management Co., Class A	58,899	446,454
Apple Hospitality REIT, Inc.	82,304	1,292,996
Armada Hoffler Properties, Inc.	23,407	320,910
Ashford Hospitality Trust, Inc. *(a)	10,863	153,494
AvalonBay Communities, Inc.	53,016	12,547,827
Bluerock Residential Growth REIT, Inc.	12,401	167,786
Boston Properties, Inc.	53,843	6,118,719
Braemar Hotels & Resorts, Inc. *	18,407	93,508
Brandywine Realty Trust	62,660	830,245
Brixmor Property Group, Inc.	112,061	2,626,710
Broadstone Net Lease, Inc.	60,940	1,620,395
BRT Apartments Corp.	5,530	110,047
Camden Property Trust	38,171	6,225,690
CareTrust REIT, Inc.	38,237	793,418
CatchMark Timber Trust, Inc., Class A	18,210	155,878
CBRE Group, Inc., Class A *	127,616	13,282,273
Cedar Realty Trust, Inc.	4,511	100,460
Centerspace	5,650	572,006
Chatham Lodging Trust *	18,505	234,828
City Office REIT, Inc.	16,407	311,241
Clipper Realty, Inc.	10,564	90,639
Columbia Property Trust, Inc.	44,547	853,966
Community Healthcare Trust, Inc.	9,015	431,278
CorePoint Lodging, Inc. *	15,847	273,202
CoreSite Realty Corp.	16,792	2,392,188
Corporate Office Properties Trust	42,489	1,152,302
Cousins Properties, Inc.	56,876	2,252,858
Crown Castle International Corp.	164,130	29,592,639
CTO Realty Growth, Inc.	2,566	137,563
CubeSmart	76,400	4,202,764
Cushman & Wakefield plc *	56,483	1,038,722
CyrusOne, Inc.	47,082	3,861,666
DiamondRock Hospitality Co. *	81,438	736,200
Digital Realty Trust, Inc.	107,684	16,993,612
DigitalBridge Group, Inc. *	194,099	1,300,463
Diversified Healthcare Trust	96,357	350,739
Doma Holdings, Inc. *(a)	67,354	439,822
Douglas Emmett, Inc.	66,250	2,165,050
Duke Realty Corp.	143,414	8,065,603
Easterly Government Properties, Inc.	31,042	652,813
EastGroup Properties, Inc.	15,320	3,029,990
Empire State Realty Trust, Inc., Class A	51,702	500,475
EPR Properties	28,638	1,437,914
Equinix, Inc.	34,147	28,583,429
Equity Commonwealth *	46,995	1,218,580
Equity LifeStyle Properties, Inc.	64,759	5,472,783
Equity Residential	129,434	11,183,098
Essential Properties Realty Trust, Inc.	44,305	1,319,846
Essex Property Trust, Inc.	24,731	8,406,809
eXp World Holdings, Inc.	24,748	1,276,997
Extra Space Storage, Inc.	50,894	10,044,949
Farmland Partners, Inc.	11,255	126,506
Fathom Holdings, Inc. *(a)	1,327	33,560
Federal Realty Investment Trust	26,580	3,198,903
First Industrial Realty Trust, Inc.	49,018	2,854,318
Forestar Group, Inc. *	6,845	133,957

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Four Corners Property Trust, Inc.	28,253	819,337
Franklin Street Properties Corp.	36,290	163,305
FRP Holdings, Inc. *	2,400	137,280
Gaming & Leisure Properties, Inc.	84,003	4,073,305
Getty Realty Corp.	15,982	513,342
Gladstone Commercial Corp.	14,107	308,379
Gladstone Land Corp.	12,206	270,241
Global Medical REIT, Inc.	21,402	354,845
Global Net Lease, Inc.	40,979	656,484
Healthcare Realty Trust, Inc.	55,109	1,821,904
Healthcare Trust of America, Inc., Class A	83,607	2,791,638
Healthpeak Properties, Inc.	205,141	7,284,557
Hersha Hospitality Trust *	15,131	135,120
Highwoods Properties, Inc.	38,838	1,741,496
Host Hotels & Resorts, Inc. *	271,612	4,571,230
Hudson Pacific Properties, Inc.	56,996	1,467,647
Independence Realty Trust, Inc.	40,917	966,869
Indus Realty Trust, Inc.	2,101	146,440
Industrial Logistics Properties Trust	24,598	690,958
Innovative Industrial Properties, Inc.	9,036	2,377,281
Invitation Homes, Inc.	219,289	9,045,671
Iron Mountain, Inc.	110,176	5,028,433
iStar, Inc.	26,743	674,993
JBG SMITH Properties	44,378	1,280,749
Jones Lang LaSalle, Inc. *	19,290	4,981,257
Kennedy-Wilson Holdings, Inc.	47,300	1,058,101
Kilroy Realty Corp.	40,122	2,703,420
Kimco Realty Corp.	232,820	5,261,732
Kite Realty Group Trust	83,743	1,699,983
Lamar Advertising Co., Class A	33,016	3,737,411
Lexington Realty Trust	106,137	1,546,416
Life Storage, Inc.	29,971	4,010,420
LTC Properties, Inc.	15,488	493,448
Mack-Cali Realty Corp. *	32,057	583,117
Marcus & Millichap, Inc. *	10,209	480,844
Medical Properties Trust, Inc.	225,921	4,818,895
Mid-America Apartment Communities, Inc.	44,042	8,993,817
Monmouth Real Estate Investment Corp.	36,583	689,590
National Health Investors, Inc.	17,531	942,817
National Retail Properties, Inc.	66,479	3,015,487
National Storage Affiliates Trust	30,656	1,914,774
NETSTREIT Corp.	16,031	388,591
New Century Financial Corp. *(b)	3,600	0
Newmark Group, Inc., Class A	63,798	949,314
NexPoint Residential Trust, Inc.	8,413	595,809
Office Properties Income Trust	20,035	513,297
Omega Healthcare Investors, Inc.	91,558	2,688,143
One Liberty Properties, Inc.	6,163	192,655
Opendoor Technologies, Inc. *	145,641	3,453,148
Outfront Media, Inc.	56,745	1,412,383
Paramount Group, Inc.	65,064	551,743
Park Hotels & Resorts, Inc. *	92,751	1,718,676
Pebblebrook Hotel Trust	49,185	1,104,695
Pennsylvania Real Estate Investment Trust *	28,232	47,994
Phillips Edison & Co., Inc.	7,413	223,428
Physicians Realty Trust	85,018	1,616,192
Piedmont Office Realty Trust, Inc., Class A	49,325	876,012
Plymouth Industrial REIT, Inc.	13,548	346,287
Postal Realty Trust, Inc., Class A	7,337	142,558
PotlatchDeltic Corp.	25,116	1,312,813
Power REIT *	1,195	58,435
SECURITY	NUMBER OF SHARES	VALUE ($)
Preferred Apartment Communities, Inc., Class A	20,935	263,990
Prologis, Inc.	280,836	40,709,987
PS Business Parks, Inc.	7,924	1,408,095
Public Storage	57,830	19,209,969
Rafael Holdings, Inc., Class B *(a)	4,182	31,616
Rayonier, Inc.	53,161	1,984,500
RE/MAX Holdings, Inc., Class A	7,179	228,364
Realogy Holdings Corp. *	44,831	776,473
Realty Income Corp.	148,003	10,571,854
Redfin Corp. *	39,957	2,051,392
Regency Centers Corp.	58,292	4,104,340
Retail Opportunity Investments Corp.	46,959	834,461
Retail Value, Inc.	7,532	47,150
Rexford Industrial Realty, Inc.	52,273	3,512,746
RLJ Lodging Trust	63,153	910,666
RPT Realty	29,352	390,088
Ryman Hospitality Properties, Inc. *	20,625	1,764,262
Sabra Health Care REIT, Inc.	85,094	1,204,080
Safehold, Inc.	5,455	407,488
Saul Centers, Inc.	4,700	218,080
SBA Communications Corp.	41,614	14,370,563
Seritage Growth Properties, Class A *(a)	15,766	242,796
Service Properties Trust	62,489	673,007
Simon Property Group, Inc.	124,943	18,314,145
SITE Centers Corp.	68,421	1,087,210
SL Green Realty Corp.	25,361	1,777,045
Spirit Realty Capital, Inc.	44,856	2,194,804
STAG Industrial, Inc.	61,796	2,689,980
STORE Capital Corp.	93,280	3,202,302
Stratus Properties, Inc. *	3,398	115,804
Summit Hotel Properties, Inc. *	40,223	402,230
Sun Communities, Inc.	43,887	8,600,974
Sunstone Hotel Investors, Inc. *	82,232	1,014,743
Tanger Factory Outlet Centers, Inc.	38,458	646,094
Tejon Ranch Co. *	11,108	202,277
Terreno Realty Corp.	26,682	1,951,255
The GEO Group, Inc.	45,206	369,785
The Howard Hughes Corp. *	15,677	1,365,937
The Macerich Co.	80,806	1,461,781
The RMR Group, Inc., Class A	6,145	213,785
The St. Joe Co.	13,049	613,564
UDR, Inc.	105,934	5,882,515
UMH Properties, Inc.	17,821	426,635
Uniti Group, Inc.	87,499	1,252,111
Universal Health Realty Income Trust	4,654	265,138
Urban Edge Properties	42,354	742,466
Urstadt Biddle Properties, Inc., Class A	13,328	261,762
Ventas, Inc.	149,847	7,997,334
VEREIT, Inc.	86,863	4,369,209
VICI Properties, Inc.	233,374	6,849,527
Vornado Realty Trust	61,410	2,617,908
Washington Real Estate Investment Trust	32,207	816,447
Welltower, Inc.	160,768	12,925,747
Weyerhaeuser Co.	284,710	10,169,841
Whitestone REIT	16,023	147,091
WP Carey, Inc.	70,199	5,413,045
Xenia Hotels & Resorts, Inc. *	43,106	767,287
Zillow Group, Inc., Class A *	13,967	1,476,591
Zillow Group, Inc., Class C *	64,599	6,694,394
		614,903,320

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Retailing 6.3%
1-800-Flowers.com, Inc., Class A *	9,456	303,727
1847 Goedeker, Inc. *(a)	39,276	122,934
1stdibs.com, Inc. *(a)	3,091	52,980
Abercrombie & Fitch Co., Class A *	23,160	915,746
Academy Sports & Outdoors, Inc. *	32,723	1,399,890
Advance Auto Parts, Inc.	24,884	5,611,840
Amazon.com, Inc. *	165,670	558,710,478
American Eagle Outfitters, Inc.	58,840	1,396,862
America's Car-Mart, Inc. *	2,260	270,047
Arko Corp. *	25,063	240,354
Asbury Automotive Group, Inc. *	7,213	1,411,656
AutoNation, Inc. *	16,432	1,990,244
AutoZone, Inc. *	8,194	14,624,979
Barnes & Noble Education, Inc. *	11,885	123,366
Bath & Body Works, Inc.	100,175	6,921,091
Bed Bath & Beyond, Inc. *	39,977	561,277
Best Buy Co., Inc.	85,901	10,500,538
Big 5 Sporting Goods Corp. (a)	7,723	186,742
Big Lots, Inc.	13,487	596,800
Boot Barn Holdings, Inc. *	11,614	1,213,547
Build-A-Bear Workshop, Inc. *	6,224	97,592
Burlington Stores, Inc. *	25,312	6,993,452
Caleres, Inc.	14,847	342,372
Camping World Holdings, Inc., Class A	15,322	570,744
CarLotz, Inc. *(a)	25,975	93,510
CarMax, Inc. *	61,869	8,471,103
CarParts.com, Inc. *	17,830	271,551
Carvana Co. *	32,186	9,758,151
Chewy, Inc., Class A *	32,623	2,472,823
Chico's FAS, Inc. *	43,544	237,750
Citi Trends, Inc. *	3,328	257,454
Conn's, Inc. *	9,331	207,801
ContextLogic, Inc., Class A *	123,007	627,336
Designer Brands, Inc., Class A *	25,158	340,388
Dick's Sporting Goods, Inc.	25,096	3,117,174
Dillard’s, Inc., Class A	1,694	391,551
Dollar General Corp.	89,758	19,883,192
Dollar Tree, Inc. *	88,142	9,498,182
DoorDash, Inc., Class A *	58,423	11,380,800
Duluth Holdings, Inc., Class B *	5,854	83,888
eBay, Inc.	247,688	19,002,623
Etsy, Inc. *	48,108	12,060,194
EVgo, Inc. *(a)	27,046	252,069
Express, Inc. *(a)	28,996	111,345
Five Below, Inc. *	21,146	4,172,106
Floor & Decor Holdings, Inc., Class A *	40,112	5,452,023
Foot Locker, Inc.	33,987	1,620,160
Franchise Group, Inc.	10,289	378,635
Funko, Inc., Class A *	9,162	150,165
GameStop Corp., Class A *	23,680	4,345,517
Genesco, Inc. *	5,125	310,524
Genuine Parts Co.	54,528	7,149,166
Group 1 Automotive, Inc.	7,096	1,275,861
Groupon, Inc. *	8,149	172,922
GrowGeneration Corp. *	19,042	401,405
Guess?, Inc.	14,344	297,064
Haverty Furniture Cos., Inc.	6,681	191,745
Hibbett, Inc.	6,401	495,693
iMedia Brands, Inc. *	5,763	35,039
Kirkland's, Inc. *(a)	5,229	117,548
Kohl's Corp.	58,799	2,853,515
Lands' End, Inc. *	4,426	116,315
Lazydays Holdings, Inc. *	2,659	56,078
Leslie's, Inc. *	49,291	1,019,338
Liquidity Services, Inc. *	10,485	231,509
SECURITY	NUMBER OF SHARES	VALUE ($)
Lithia Motors, Inc.	11,496	3,669,753
LKQ Corp. *	103,532	5,702,543
LMP Automotive Holdings, Inc. *(a)	1,114	15,841
Lowe’s Cos., Inc.	268,672	62,820,887
Lumber Liquidators Holdings, Inc. *	10,644	192,444
Macy's, Inc.	117,465	3,109,299
MarineMax, Inc. *	9,246	478,850
Monro, Inc.	13,330	823,261
Murphy USA, Inc.	9,083	1,480,075
National Vision Holdings, Inc. *	30,758	1,895,923
Nordstrom, Inc. *	42,533	1,221,973
Ollie's Bargain Outlet Holdings, Inc. *	22,984	1,555,097
OneWater Marine, Inc., Class A	4,097	181,661
O'Reilly Automotive, Inc. *	26,146	16,271,179
Overstock.com, Inc. *	16,371	1,559,010
Party City Holdco, Inc. *	42,981	312,472
Penske Automotive Group, Inc.	12,397	1,314,702
Petco Health & Wellness Co., Inc. *	32,819	811,614
PetMed Express, Inc. (a)	8,051	228,890
Pool Corp.	15,199	7,829,917
Porch Group, Inc. *	28,391	597,063
Poshmark, Inc., Class A *	5,422	131,917
Quotient Technology, Inc. *	36,556	235,421
Qurate Retail, Inc., Class A	138,319	1,444,050
Remark Holdings, Inc. *(a)	29,048	61,291
Rent-A-Center, Inc.	23,615	1,257,735
Revolve Group, Inc. *	14,364	1,077,875
RH *	6,493	4,282,978
Ross Stores, Inc.	135,864	15,379,805
Sally Beauty Holdings, Inc. *	43,214	659,446
Shift Technologies, Inc. *(a)	28,940	197,660
Shoe Carnival, Inc.	6,398	216,700
Shutterstock, Inc.	9,075	1,099,436
Signet Jewelers Ltd.	19,690	1,755,954
Sleep Number Corp. *	9,204	813,081
Sonic Automotive, Inc., Class A	8,473	418,820
Sportsman's Warehouse Holdings, Inc. *	17,402	300,359
Stitch Fix, Inc., Class A *	27,183	940,532
Target Corp.	188,047	48,820,762
The Aaron's Co., Inc.	12,581	294,270
The Buckle, Inc.	11,696	486,788
The Cato Corp., Class A	7,100	125,173
The Children's Place, Inc. *	5,345	443,047
The Container Store Group, Inc. *	13,492	149,222
The Gap, Inc.	83,444	1,893,344
The Home Depot, Inc.	404,327	150,304,519
The ODP Corp. *	18,046	781,392
The Original BARK Co. *(a)	31,805	234,085
The RealReall, Inc. *	31,331	408,243
The TJX Cos., Inc.	458,592	30,033,190
ThredUp, Inc., Class A *(a)	8,903	192,661
Tile Shop Holdings, Inc. *	15,152	126,368
Tilly's, Inc., Class A	8,425	116,939
Torrid Holdings, Inc. *	4,414	66,387
Tractor Supply Co.	43,527	9,452,759
TravelCenters of America, Inc. *	4,602	248,094
Tuesday Morning Corp. *(a)	29,118	66,098
Ulta Beauty, Inc. *	20,834	7,653,578
Urban Outfitters, Inc. *	24,567	784,424
Victoria's Secret & Co. *	28,260	1,426,282
Vroom, Inc. *	48,066	919,503
Waitr Holdings, Inc. *	40,686	78,931
Wayfair, Inc., Class A *	29,381	7,318,807
Weyco Group, Inc.	3,066	69,966
Williams-Sonoma, Inc.	28,581	5,308,349
Winmark Corp.	1,106	257,499

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Xometry, Inc., Class A *(a)	2,753	148,662
Zumiez, Inc. *	7,807	317,745
		1,155,393,072

Semiconductors & Semiconductor Equipment 5.2%
ACM Research, Inc., Class A *	4,656	494,328
Advanced Micro Devices, Inc. *	461,457	55,480,975
Aehr Test Systems *	7,568	171,188
Allegro MicroSystems, Inc. *	20,735	691,720
Alpha & Omega Semiconductor Ltd. *	7,776	269,438
Ambarella, Inc. *	14,046	2,610,168
Amkor Technology, Inc.	37,745	827,370
Amtech Systems, Inc. *	6,347	95,332
Analog Devices, Inc.	204,594	35,495,013
Applied Materials, Inc.	347,671	47,509,242
Atomera, Inc. *(a)	8,289	179,125
Axcelis Technologies, Inc. *	12,536	688,603
AXT, Inc. *	15,887	129,797
Broadcom, Inc.	155,963	82,920,848
Brooks Automation, Inc.	28,059	3,267,471
CEVA, Inc. *	9,184	418,882
Cirrus Logic, Inc. *	21,945	1,773,376
CMC Materials, Inc.	11,082	1,422,596
Cohu, Inc. *	18,563	594,759
CyberOptics Corp. *	3,541	147,872
Diodes, Inc. *	17,090	1,642,178
DSP Group, Inc. *	10,322	226,774
eMagin Corp. *(a)	21,824	52,378
Enphase Energy, Inc. *	51,173	11,853,202
Entegris, Inc.	51,609	7,265,515
Everspin Technologies, Inc. *	8,179	49,728
First Solar, Inc. *	37,842	4,525,525
FormFactor, Inc. *	29,130	1,158,791
Ichor Holdings Ltd. *	10,335	451,846
Impinj, Inc. *	7,370	513,836
indie Semiconductor, Inc., Class A *(a)	20,931	275,452
Intel Corp.	1,542,452	75,580,148
inTEST Corp. *	4,563	50,512
KLA Corp.	58,190	21,690,904
Kopin Corp. *	25,275	132,441
Kulicke & Soffa Industries, Inc.	23,288	1,327,416
Lam Research Corp.	54,211	30,551,693
Lattice Semiconductor Corp. *	52,415	3,639,698
MACOM Technology Solutions Holdings, Inc. *	18,529	1,293,695
Marvell Technology, Inc.	312,039	21,374,672
MaxLinear, Inc. *	26,899	1,694,637
Meta Materials, Inc. *(a)	89,040	418,488
Microchip Technology, Inc.	208,839	15,472,882
Micron Technology, Inc.	428,254	29,592,351
MKS Instruments, Inc.	21,044	3,157,652
Monolithic Power Systems, Inc.	16,425	8,630,681
NeoPhotonics Corp. *	23,028	233,043
NVE Corp.	1,664	113,102
NVIDIA Corp.	947,930	242,357,263
NXP Semiconductors N.V.	100,903	20,267,377
ON Semiconductor Corp. *	163,157	7,842,957
Onto Innovation, Inc. *	19,218	1,522,258
PDF Solutions, Inc. *	12,413	292,078
Photronics, Inc. *	24,990	324,620
Pixelworks, Inc. *	21,959	89,812
Power Integrations, Inc.	22,913	2,364,851
Qorvo, Inc. *	42,130	7,087,530
QUALCOMM, Inc.	428,695	57,033,583
Rambus, Inc. *	41,592	967,846
Semtech Corp. *	24,455	2,079,409
Silicon Laboratories, Inc. *	15,415	2,909,735
SECURITY	NUMBER OF SHARES	VALUE ($)
SiTime Corp. *	4,853	1,285,511
SkyWater Technology, Inc. *(a)	2,749	94,126
Skyworks Solutions, Inc.	62,706	10,480,054
SMART Global Holdings, Inc. *	8,952	478,574
SolarEdge Technologies, Inc. *	19,893	7,055,649
SunPower Corp. *	31,058	1,045,412
Synaptics, Inc. *	13,556	2,637,591
Teradyne, Inc.	62,601	8,653,962
Texas Instruments, Inc.	350,927	65,791,794
Ultra Clean Holdings, Inc. *	17,381	861,576
Universal Display Corp.	16,495	3,021,884
Veeco Instruments, Inc. *	18,947	460,223
Wolfspeed, Inc. *	44,302	5,321,113
Xilinx, Inc.	94,366	16,985,880
		947,470,011

Software & Services 15.1%
8x8, Inc. *	44,389	1,005,855
A10 Networks, Inc. *	23,800	444,822
Accenture plc, Class A	241,079	86,496,734
ACI Worldwide, Inc. *	44,063	1,351,853
Adobe, Inc. *	181,142	117,807,511
Affirm Holdings, Inc. *	35,464	5,762,900
Agilysys, Inc. *	7,381	352,221
Akamai Technologies, Inc. *	62,160	6,555,394
Alarm.com Holdings, Inc. *	17,809	1,500,586
Alliance Data Systems Corp.	18,759	1,599,205
Altair Engineering, Inc., Class A *	17,826	1,386,685
Alteryx, Inc., Class A *	22,530	1,648,971
American Software, Inc., Class A	11,319	327,459
Anaplan, Inc. *	54,806	3,573,899
ANSYS, Inc. *	33,215	12,607,750
Appfolio, Inc., Class A *	7,204	948,695
Appian Corp. *	14,941	1,485,285
AppLovin Corp., Class A *	10,399	1,021,702
Asana, Inc., Class A *	29,941	4,065,988
Aspen Technology, Inc. *	25,916	4,060,778
Asure Software, Inc. *	7,413	71,610
AudioEye, Inc. *	2,093	20,804
Autodesk, Inc. *	83,640	26,564,900
Automatic Data Processing, Inc.	160,840	36,106,972
Avalara, Inc. *	32,924	5,914,467
Avaya Holdings Corp. *	32,667	608,260
AvePoint, Inc. *	34,675	323,171
Benefitfocus, Inc. *	12,031	131,860
Bentley Systems, Inc., Class B	69,871	4,132,870
BigCommerce Holdings, Inc. *	22,336	1,032,147
Bill.com Holdings, Inc. *	33,669	9,909,123
Black Knight, Inc. *	59,461	4,168,811
Blackbaud, Inc. *	16,145	1,146,456
Blackline, Inc. *	20,164	2,558,207
Blend Labs, Inc., Class A *(a)	8,162	118,349
BM Technologies, Inc. *(a)(b)	1,617	13,982
Bottomline Technologies (DE), Inc. *	16,259	752,792
Box, Inc., Class A *	58,148	1,501,963
Brightcove, Inc. *	15,409	152,857
Broadridge Financial Solutions, Inc.	44,252	7,894,999
BTRS Holdings, Inc. *	25,894	222,429
C3.ai, Inc., Class A *	26,426	1,192,341
Cadence Design Systems, Inc. *	105,120	18,197,323
Cantaloupe, Inc. *	24,663	308,287
Cass Information Systems, Inc.	4,677	191,710
CCC Intelligent Solutions Holdings, Inc. *	23,206	278,008
CDK Global, Inc.	46,627	2,029,207
Cerence, Inc. *	14,274	1,500,626
Ceridian HCM Holding, Inc. *	51,439	6,442,735

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
ChannelAdvisor Corp. *	10,971	279,870
Citrix Systems, Inc.	47,047	4,456,762
Cleanspark, Inc. *(a)	12,567	254,607
Clear Secure, Inc., Class A *(a)	5,091	227,517
Cloudflare, Inc., Class A *	100,353	19,540,736
Cognizant Technology Solutions Corp., Class A	199,620	15,588,326
CommVault Systems, Inc. *	17,338	1,066,287
Concentrix Corp.	16,265	2,889,965
Conduent, Inc. *	59,134	399,154
Confluent, Inc., Class A *(a)	10,451	710,145
Consensus Cloud Solutions, Inc. *	6,148	389,353
Couchbase, Inc. *(a)	3,231	130,274
Coupa Software, Inc. *	27,960	6,366,492
Crowdstrike Holdings, Inc., Class A *	75,910	21,391,438
CS Disco, Inc. *	4,679	268,341
CSG Systems International, Inc.	12,177	609,459
Cyxtera Technologies, Inc. *	14,196	141,108
Datadog, Inc., Class A *	91,335	15,257,512
Datto Holding Corp. *	10,720	256,208
Digimarc Corp. *(a)	5,752	290,649
Digital Turbine, Inc. *	33,527	2,885,334
DigitalOcean Holdings, Inc. *	6,558	639,995
DocuSign, Inc. *	74,197	20,648,283
Dolby Laboratories, Inc., Class A	24,956	2,204,863
Domo, Inc., Class B *	10,711	946,317
Dropbox, Inc., Class A *	109,851	3,349,357
Duck Creek Technologies, Inc. *	28,481	897,151
DXC Technology Co. *	96,536	3,144,178
Dynatrace, Inc. *	74,234	5,567,550
E2open Parent Holdings, Inc. *	66,961	837,012
Ebix, Inc.	8,770	287,744
eGain Corp. *	7,634	78,783
Elastic N.V. *	27,169	4,714,093
Envestnet, Inc. *	20,903	1,745,400
EPAM Systems, Inc. *	21,553	14,510,342
Euronet Worldwide, Inc. *	20,017	2,245,707
Everbridge, Inc. *	14,500	2,309,995
EverCommerce, Inc. *(a)	7,505	155,203
EVERTEC, Inc.	22,929	1,036,620
Evo Payments, Inc., Class A *	19,138	414,912
Exela Technologies, Inc. *(a)	48,903	91,938
ExlService Holdings, Inc. *	12,613	1,546,732
Fair Isaac Corp. *	10,790	4,296,578
Fastly, Inc., Class A *	40,107	2,029,815
Fidelity National Information Services, Inc.	234,839	26,006,071
Fiserv, Inc. *	226,647	22,322,463
Five9, Inc. *	25,794	4,075,710
FleetCor Technologies, Inc. *	31,476	7,787,477
Flywire Corp. *(a)	4,307	204,324
Fortinet, Inc. *	51,607	17,357,498
Gartner, Inc. *	31,802	10,555,402
Genpact Ltd.	65,897	3,252,017
Global Payments, Inc.	111,788	15,984,566
GoDaddy, Inc., Class A *	64,209	4,441,337
GreenBox POS *(a)	7,269	59,024
Greenidge Generation Holdings, Inc. *	254	6,906
GreenSky, Inc., Class A *	28,039	343,197
Grid Dynamics Holdings, Inc. *	16,671	479,291
GTY Technology Holdings, Inc. *	16,630	126,388
Guidewire Software, Inc. *	31,695	3,985,012
HubSpot, Inc. *	17,018	13,788,494
I3 Verticals, Inc., Class A *	8,999	201,488
Information Services Group, Inc.	16,112	131,313
Innodata, Inc. *	7,993	84,886
Intapp, Inc. *	4,153	112,131
Intelligent Systems Corp. *	2,218	93,888
SECURITY	NUMBER OF SHARES	VALUE ($)
InterDigital, Inc.	11,415	764,234
International Business Machines Corp.	340,712	42,623,071
International Money Express, Inc. *	13,887	232,468
Intrusion, Inc. *	4,921	19,389
Intuit, Inc.	103,855	65,012,191
Jack Henry & Associates, Inc.	28,279	4,707,888
Jamf Holding Corp. *	20,926	997,124
Kaltura, Inc. *(a)	6,083	57,424
KnowBe4, Inc., Class A *(a)	8,369	195,667
Latch, Inc. *(a)	34,810	309,461
Limelight Networks, Inc. *	46,809	139,491
LivePerson, Inc. *	24,848	1,279,920
LiveRamp Holdings, Inc. *	25,614	1,370,605
LiveVox Holdings, Inc. *(a)	11,916	72,568
Mandiant, Inc. *	90,381	1,576,245
Manhattan Associates, Inc. *	24,135	4,381,468
Marathon Digital Holdings, Inc. *	37,437	1,955,709
Marin Software, Inc. *(a)	8,505	53,582
Marqeta, Inc., Class A *(a)	30,065	919,989
Mastercard, Inc., Class A	331,250	111,141,000
Matterport, Inc. *	69,576	1,561,981
Maximus, Inc.	23,502	1,987,564
McAfee Corp., Class A	27,631	590,474
MeridianLink, Inc. *	5,337	128,889
Microsoft Corp.	2,858,396	947,901,282
MicroStrategy, Inc., Class A *	2,984	2,133,739
Mimecast Ltd. *	23,581	1,778,951
Mitek Systems, Inc. *	17,884	336,756
Model N, Inc. *	13,056	423,145
Momentive Global, Inc. *	48,840	1,119,413
MoneyGram International, Inc. *	34,767	207,559
MongoDB, Inc. *	24,650	12,849,798
N-Able, Inc. *	25,933	344,909
nCino, Inc. *	21,287	1,546,713
NCR Corp. *	49,470	1,956,044
New Relic, Inc. *	22,132	1,796,233
NortonLifeLock, Inc.	220,499	5,611,700
Nuance Communications, Inc. *	108,487	5,972,209
Nutanix, Inc., Class A *	77,061	2,643,963
Okta, Inc. *	47,693	11,788,756
Olo, Inc., Class A *	10,669	290,410
ON24, Inc. *	3,135	59,973
OneSpan, Inc. *	12,589	257,067
Oracle Corp.	626,351	60,092,115
PagerDuty, Inc. *	28,217	1,178,060
Palantir Technologies, Inc., Class A *	596,844	15,446,323
Palo Alto Networks, Inc. *	37,053	18,863,312
Paya Holdings, Inc. *	32,804	298,844
Paychex, Inc.	121,705	15,003,792
Paycom Software, Inc. *	18,337	10,045,925
Paycor HCM, Inc. *	11,920	386,685
Paylocity Holding Corp. *	14,954	4,563,064
Paymentus Holdings, Inc., Class A *	4,651	119,066
Payoneer Global, Inc. *	74,139	559,749
PayPal Holdings, Inc. *	446,818	103,925,399
Pegasystems, Inc.	15,465	1,836,005
Perficient, Inc. *	12,554	1,551,674
PFSweb, Inc. *	6,123	79,599
Phunware, Inc. *	26,099	111,965
Ping Identity Holding Corp. *	19,040	539,403
Progress Software Corp.	16,934	870,577
PROS Holdings, Inc. *	15,941	478,230
PTC, Inc. *	40,011	5,095,401
Q2 Holdings, Inc. *	21,323	1,673,003
QAD, Inc., Class A	4,467	391,488
Qualtrics International, Inc., Class A *	24,034	1,113,255
Qualys, Inc. *	12,697	1,580,523

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Quantum Computing, Inc. *(a)	9,386	58,662
Rackspace Technology, Inc. *	24,535	326,070
Rapid7, Inc. *	21,188	2,727,955
Rekor Systems, Inc. *	11,734	159,582
Repay Holdings Corp. *	28,452	597,777
Rimini Street, Inc. *	10,222	106,411
RingCentral, Inc., Class A *	30,932	7,540,603
Riot Blockchain, Inc. *	31,410	854,980
Sabre Corp. *	126,525	1,313,329
SailPoint Technologies Holding, Inc. *	36,354	1,744,265
salesforce.com, Inc. *	369,500	110,735,455
SecureWorks Corp., Class A *	4,602	84,769
SEMrush Holdings, Inc., Class A *	4,363	106,414
SentinelOne, Inc., Class A *	13,769	914,262
ServiceNow, Inc. *	75,336	52,566,447
ServiceSource International, Inc. *	26,733	34,753
Shift4 Payments, Inc., Class A *	17,858	1,127,376
ShotSpotter, Inc. *	3,910	152,138
Smartsheet, Inc., Class A *	48,194	3,325,868
Smith Micro Software, Inc. *	24,721	140,910
Snowflake, Inc., Class A *	86,799	30,712,958
SolarWinds Corp.	17,754	285,839
Splunk, Inc. *	62,445	10,292,185
Sprinklr, Inc., Class A *	6,661	128,557
Sprout Social, Inc., Class A *	16,994	2,169,794
SPS Commerce, Inc. *	13,866	2,117,754
Square, Inc., Class A *	151,235	38,489,307
Squarespace, Inc., Class A *(a)	10,840	422,110
SRAX, Inc. *	9,789	59,419
SS&C Technologies Holdings, Inc.	84,695	6,730,712
Sumo Logic, Inc. *	32,781	566,128
Switch, Inc., Class A	47,277	1,195,163
Synchronoss Technologies, Inc. *	15,860	41,870
Synopsys, Inc. *	57,913	19,295,453
TaskUS, Inc., Class A *(a)	10,367	600,249
Telos Corp. *	20,118	521,257
Tenable Holdings, Inc. *	34,414	1,832,545
Teradata Corp. *	41,188	2,329,593
The Hackett Group, Inc.	11,302	238,924
The Trade Desk, Inc., Class A *	165,517	12,398,878
The Western Union Co.	154,103	2,807,757
TTEC Holdings, Inc.	6,911	652,329
Tucows, Inc., Class A *	3,871	318,583
Twilio, Inc., Class A *	63,625	18,537,780
Tyler Technologies, Inc. *	15,560	8,452,503
UiPath, Inc., Class A *	97,445	4,896,611
Unisys Corp. *	25,248	645,591
Unity Software, Inc. *	60,118	9,096,455
Upland Software, Inc. *	9,814	327,493
Usio, Inc. *	7,533	47,835
Varonis Systems, Inc. *	40,457	2,619,186
Verb Technology Co., Inc. *(a)	19,826	41,040
Verint Systems, Inc. *	24,785	1,154,981
VeriSign, Inc. *	36,887	8,213,628
Veritone, Inc. *	11,260	336,787
Verra Mobility Corp. *	51,812	770,963
Vertex, Inc., Class A *	11,875	247,237
Viant Technology, Inc., Class A *	3,698	43,452
VirnetX Holding Corp. *	26,091	100,450
Visa, Inc., Class A	641,773	135,908,268
VMware, Inc., Class A *(a)	30,516	4,629,277
Vonage Holdings Corp. *	95,496	1,539,396
WEX, Inc. *	17,117	2,562,415
WM Technology, Inc. *(a)	18,000	220,320
Workday, Inc., Class A *	71,815	20,824,914
Workiva, Inc. *	16,207	2,423,757
Xperi Holding Corp.	39,156	701,676
Yext, Inc. *	44,378	558,719
SECURITY	NUMBER OF SHARES	VALUE ($)
Zendesk, Inc. *	45,678	4,650,020
Zeta Global Holdings Corp., Class A *(a)	9,472	78,239
Zix Corp. *	19,522	165,351
Zoom Video Communications, Inc., Class A *	82,328	22,611,385
Zscaler, Inc. *	29,723	9,477,476
Zuora, Inc., Class A *	45,113	986,170
		2,754,583,791

Technology Hardware & Equipment 6.8%
3D Systems Corp. *	47,175	1,328,448
908 Devices, Inc. *	5,331	175,390
ADTRAN, Inc.	18,881	348,921
Advanced Energy Industries, Inc.	14,506	1,331,941
Aeva Technologies, Inc. *(a)	37,597	291,753
Airgain, Inc. *	3,401	38,193
Akoustis Technologies, Inc. *	18,746	140,970
Amphenol Corp., Class A	226,864	17,416,349
Apple Inc.	5,973,156	894,778,769
Applied Optoelectronics, Inc. *	10,991	84,081
Arista Networks, Inc. *	21,375	8,757,124
Arlo Technologies, Inc. *	31,084	214,480
Arrow Electronics, Inc. *	27,485	3,181,389
AstroNova, Inc. *	4,559	75,224
Aviat Networks, Inc. *	3,200	91,520
Avid Technology, Inc. *	13,429	384,607
Avnet, Inc.	37,329	1,422,608
Badger Meter, Inc.	10,938	1,118,411
Bel Fuse, Inc., Class B	5,450	75,864
Belden, Inc.	17,801	1,071,798
Benchmark Electronics, Inc.	13,708	319,533
Boxlight Corp., Class A *	18,333	40,883
CalAmp Corp. *	14,173	136,344
Calix, Inc. *	20,834	1,304,000
Cambium Networks Corp. *	4,423	124,817
Casa Systems, Inc. *	13,736	86,949
CDW Corp.	52,167	9,736,971
Ciena Corp. *	58,444	3,172,925
Cisco Systems, Inc.	1,602,202	89,675,246
Clearfield, Inc. *	4,153	234,603
ClearSign Technologies Corp. *	12,073	19,558
Cognex Corp.	67,060	5,873,785
Coherent, Inc. *	9,329	2,373,298
CommScope Holding Co., Inc. *	76,178	815,866
ComSovereign Holding Corp. *	15,123	21,021
Comtech Telecommunications Corp.	11,209	241,778
Corning, Inc.	292,793	10,414,647
Corsair Gaming, Inc. *(a)	12,529	306,334
CPI Card Group, Inc. *	1,664	47,457
CTS Corp.	12,607	449,061
Daktronics, Inc. *	14,170	78,644
Dell Technologies, Inc., Class C *	105,503	11,604,275
Diebold Nixdorf, Inc. *	28,307	254,763
Digi International, Inc. *	12,746	274,676
DZS, Inc. *	6,832	74,469
Eastman Kodak Co. *(a)	24,148	163,965
EMCORE Corp. *	11,147	83,380
ePlus, Inc. *	5,027	555,835
Evolv Technologies Holdings, Inc. *(a)	21,918	124,713
Extreme Networks, Inc. *	46,911	461,135
F5 Networks, Inc. *	23,040	4,864,896
Fabrinet *	14,038	1,347,648
FARO Technologies, Inc. *	7,447	547,876
Genasys, Inc. *	20,918	106,263
Harmonic, Inc. *	38,407	348,352
Hewlett Packard Enterprise Co.	496,758	7,277,505

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
HP, Inc.	458,272	13,899,390
Identiv, Inc. *	8,288	158,798
II-VI, Inc. *	39,730	2,404,062
Immersion Corp. *	13,101	104,677
Infinera Corp. *	81,710	620,179
Inseego Corp. *(a)	33,215	205,933
Insight Enterprises, Inc. *	13,386	1,267,654
IPG Photonics Corp. *	13,691	2,177,006
Iteris, Inc. *	14,737	78,990
Itron, Inc. *	17,014	1,323,179
Jabil, Inc.	55,371	3,320,045
Juniper Networks, Inc.	123,100	3,633,912
Keysight Technologies, Inc. *	70,150	12,628,403
Kimball Electronics, Inc. *	9,413	270,624
Knowles Corp. *	35,698	743,946
KVH Industries, Inc. *	10,362	106,314
Littelfuse, Inc.	9,497	2,797,341
Lumentum Holdings, Inc. *	28,859	2,383,176
Luna Innovations, Inc. *	11,699	113,948
Mechanical Technology, Inc. *(a)	5,346	62,602
Methode Electronics, Inc.	14,387	605,261
MicroVision, Inc. *	62,655	476,805
MICT, Inc. *(a)	40,861	56,388
Motorola Solutions, Inc.	64,374	16,002,733
Napco Security Technologies, Inc. *	6,221	298,359
National Instruments Corp.	50,488	2,144,225
NetApp, Inc.	85,285	7,615,951
NETGEAR, Inc. *	11,235	323,905
NetScout Systems, Inc. *	28,483	770,750
nLight, Inc. *	17,442	490,469
Novanta, Inc. *	13,825	2,385,642
Ondas Holdings, Inc. *(a)	14,133	121,120
OSI Systems, Inc. *	6,907	643,111
Ouster, Inc. *(a)	26,558	163,597
PAR Technology Corp. *	9,071	569,840
PC Connection, Inc.	4,382	201,791
Plantronics, Inc. *	16,257	435,037
Plexus Corp. *	10,855	947,859
Powerfleet, Inc. *	18,212	126,027
Pure Storage, Inc., Class A *	100,542	2,700,558
Quantum Corp. *	25,215	143,978
Resonant, Inc. *	15,910	35,638
Ribbon Communications, Inc. *	43,357	237,163
Rogers Corp. *	7,137	1,435,393
Sanmina Corp. *	25,510	963,003
ScanSource, Inc. *	10,049	359,553
Seagate Technology Holdings plc	79,923	7,118,742
Super Micro Computer, Inc. *	17,581	622,192
SYNNEX Corp.	15,921	1,671,705
TE Connectivity Ltd.	124,578	18,188,388
Teledyne Technologies, Inc. *	17,780	7,987,132
TransAct Technologies, Inc. *	3,819	53,924
Trimble, Inc. *	95,850	8,374,415
TTM Technologies, Inc. *	40,856	540,933
Turtle Beach Corp. *	6,086	175,033
Ubiquiti, Inc.	2,406	735,105
Velodyne Lidar, Inc. *(a)	38,198	233,008
ViaSat, Inc. *	27,960	1,668,932
Viavi Solutions, Inc. *	86,780	1,336,412
Vishay Intertechnology, Inc.	53,158	1,021,697
Vishay Precision Group, Inc. *	5,394	183,881
Vislink Technologies, Inc. *(a)	17,989	31,301
Vontier Corp.	64,858	2,194,146
Wayside Technology Group, Inc.	2,333	62,034
Western Digital Corp. *	116,743	6,104,491
Wrap Technologies, Inc. *(a)	10,465	59,651
SECURITY	NUMBER OF SHARES	VALUE ($)
Xerox Holdings Corp.	53,776	957,213
Zebra Technologies Corp., Class A *	20,320	10,849,864
		1,244,615,845

Telecommunication Services 1.1%
Anterix, Inc. *	7,049	451,841
AST SpaceMobile, Inc. *(a)	15,424	172,595
AT&T, Inc.	2,714,784	68,575,444
ATN International, Inc.	4,776	194,765
Bandwidth, Inc., Class A *	8,762	747,223
Cogent Communications Holdings, Inc.	16,072	1,230,954
Consolidated Communications Holdings, Inc. *	28,849	213,483
EchoStar Corp., Class A *	16,776	393,565
Frontier Communications Parent, Inc. *	77,846	2,410,112
Globalstar, Inc. *	252,155	416,056
Gogo, Inc. *	25,883	420,858
IDT Corp., Class B *	6,600	319,242
Iridium Communications, Inc. *	50,946	2,065,860
Liberty Global plc, Class A *	66,642	1,915,291
Liberty Global plc, Class C *	130,539	3,764,745
Liberty Latin America Ltd., Class A *	19,100	229,582
Liberty Latin America Ltd., Class C *	61,828	743,791
Lumen Technologies, Inc.	382,679	4,538,573
Ooma, Inc. *	9,017	208,293
Radius Global Infrastructure, Inc., Class A *	21,757	377,049
Shenandoah Telecommunications Co.	19,247	531,987
Spok Holdings, Inc.	9,091	93,546
Telephone & Data Systems, Inc.	38,447	720,497
T-Mobile US, Inc. *	222,935	25,644,213
United States Cellular Corp. *	5,400	165,078
Verizon Communications, Inc.	1,573,957	83,403,981
		199,948,624

Transportation 1.9%
Air T, Inc. *	1,364	36,405
Air Transport Services Group, Inc. *	22,220	553,056
Alaska Air Group, Inc. *	48,176	2,543,693
Allegiant Travel Co. *	5,816	1,019,370
AMERCO	3,769	2,777,715
American Airlines Group, Inc. *	247,706	4,755,955
ArcBest Corp.	10,126	909,821
Atlas Air Worldwide Holdings, Inc. *	10,362	840,565
Avis Budget Group, Inc. *	17,870	3,097,050
Blade Air Mobility, Inc. *(a)	18,079	171,208
C.H. Robinson Worldwide, Inc.	50,149	4,863,952
Covenant Logistics Group, Inc. *	5,112	145,181
CSX Corp.	856,054	30,963,473
Daseke, Inc. *	21,096	199,357
Delta Air Lines, Inc. *	244,695	9,574,915
Eagle Bulk Shipping, Inc. *	4,815	207,286
Echo Global Logistics, Inc. *	10,195	491,705
Expeditors International of Washington, Inc.	64,848	7,993,165
FedEx Corp.	93,611	22,048,199
Forward Air Corp.	10,091	1,014,751
Frontier Group Holdings, Inc. *	11,140	174,341
Genco Shipping & Trading Ltd.	14,965	256,949
GXO Logistics, Inc. *	37,808	3,357,350
Hawaiian Holdings, Inc. *	20,177	390,425
Heartland Express, Inc.	18,164	296,618
Hub Group, Inc., Class A *	12,798	1,005,539

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
HyreCar, Inc. *	6,951	47,197
JB Hunt Transport Services, Inc.	31,947	6,299,629
JetBlue Airways Corp. *	118,914	1,668,363
Joby Aviation, Inc. *(a)	99,912	867,236
Kansas City Southern	34,559	10,721,930
Kirby Corp. *	22,767	1,193,218
Knight-Swift Transportation Holdings, Inc.	63,629	3,607,128
Landstar System, Inc.	14,704	2,585,110
Lyft, Inc., Class A *	110,648	5,075,424
Marten Transport Ltd.	22,339	371,498
Matson, Inc.	16,723	1,392,691
Mesa Air Group, Inc. *	10,446	78,763
Norfolk Southern Corp.	93,754	27,474,610
Old Dominion Freight Line, Inc.	35,562	12,139,089
Pangaea Logistics Solutions Ltd.	11,475	51,867
Radiant Logistics, Inc. *	16,850	113,401
Ryder System, Inc.	20,467	1,738,672
Saia, Inc. *	10,062	3,145,784
Schneider National, Inc., Class B	14,302	356,692
SkyWest, Inc. *	19,151	824,068
Southwest Airlines Co. *	224,807	10,628,875
Spirit Airlines, Inc. *	41,085	897,707
Sun Country Airlines Holdings, Inc. *	11,739	355,457
TuSimple Holdings, Inc., Class A *	12,484	488,374
Uber Technologies, Inc. *	616,578	27,018,448
Union Pacific Corp.	247,838	59,828,093
United Airlines Holdings, Inc. *	124,188	5,730,034
United Parcel Service, Inc., Class B	276,802	59,088,923
Universal Logistics Holdings, Inc.	3,300	69,564
US Xpress Enterprises, Inc., Class A *	8,327	63,035
USA Truck, Inc. *	3,572	68,832
Werner Enterprises, Inc.	23,764	1,076,985
Wheels Up Experience, Inc. *(a)	67,393	472,425
XPO Logistics, Inc. *	37,163	3,188,585
Yellow Corp. *	17,799	155,741
		348,571,492

Utilities 2.3%
ALLETE, Inc.	19,789	1,217,815
Alliant Energy Corp.	95,916	5,425,968
Ameren Corp.	98,312	8,286,718
American Electric Power Co., Inc.	189,745	16,073,299
American States Water Co.	13,666	1,241,419
American Water Works Co., Inc.	68,845	11,991,422
Artesian Resources Corp., Class A	3,837	154,324
Atmos Energy Corp.	49,540	4,563,625
Avangrid, Inc.	27,027	1,424,323
Avista Corp.	26,813	1,067,426
Black Hills Corp.	23,760	1,577,189
Cadiz, Inc. *(a)	12,851	78,006
California Water Service Group	19,523	1,188,560
CenterPoint Energy, Inc.	225,732	5,878,061
Chesapeake Utilities Corp.	6,642	870,567
Clearway Energy, Inc., Class A	12,928	426,495
Clearway Energy, Inc., Class C	30,513	1,082,601
CMS Energy Corp.	110,448	6,665,537
Consolidated Edison, Inc.	134,800	10,163,920
Dominion Energy, Inc.	307,354	23,337,389
DTE Energy Co.	73,732	8,357,522
Duke Energy Corp.	292,154	29,802,630
Edison International	145,364	9,147,757
Entergy Corp.	76,514	7,882,472
Essential Utilities, Inc.	85,560	4,027,309
Evergy, Inc.	87,223	5,560,466
Eversource Energy	130,816	11,106,278
Exelon Corp.	370,930	19,729,767
SECURITY	NUMBER OF SHARES	VALUE ($)
FirstEnergy Corp.	206,813	7,968,505
Genie Energy Ltd., Class B	11,877	58,791
Global Water Resources, Inc.	4,694	88,810
Hawaiian Electric Industries, Inc.	41,238	1,672,613
IDACORP, Inc.	19,472	2,031,319
MDU Resources Group, Inc.	77,549	2,383,081
MGE Energy, Inc.	13,779	1,045,688
Middlesex Water Co.	6,534	719,524
Montauk Renewables, Inc. *	23,000	256,450
National Fuel Gas Co.	34,344	1,972,376
New Jersey Resources Corp.	37,868	1,431,789
NextEra Energy, Inc.	745,638	63,625,291
NiSource, Inc.	150,073	3,702,301
Northwest Natural Holding Co.	11,336	511,140
NorthWestern Corp.	20,059	1,140,555
NRG Energy, Inc.	93,036	3,711,206
OGE Energy Corp.	75,725	2,579,951
ONE Gas, Inc.	20,122	1,354,211
Ormat Technologies, Inc.	17,702	1,280,386
Otter Tail Corp.	15,277	947,327
PG&E Corp. *	574,209	6,660,824
Pinnacle West Capital Corp.	42,698	2,753,594
PNM Resources, Inc.	33,239	1,653,640
Portland General Electric Co.	34,344	1,693,503
PPL Corp.	292,714	8,430,163
Public Service Enterprise Group, Inc.	192,107	12,256,427
Pure Cycle Corp. *	8,000	125,520
RGC Resources, Inc.	3,883	85,892
Sempra Energy	121,472	15,503,471
SJW Group	10,924	720,110
South Jersey Industries, Inc.	41,802	951,414
Southwest Gas Holdings, Inc.	23,277	1,611,932
Spire, Inc.	19,339	1,213,716
Sunnova Energy International, Inc. *	35,218	1,569,314
The AES Corp.	251,684	6,324,819
The Southern Co.	401,967	25,050,583
The York Water Co.	4,611	220,959
UGI Corp.	79,110	3,434,165
Unitil Corp.	6,060	253,005
Vistra Corp.	183,289	3,590,632
WEC Energy Group, Inc.	120,577	10,859,165
Xcel Energy, Inc.	204,787	13,227,192
		415,000,219
Total Common Stocks (Cost $8,163,985,853)		18,122,370,786

PREFERRED STOCKS 0.0% OF NET ASSETS

Semiconductors & Semiconductor Equipment 0.0%
Meta Materials, Inc. *(b)	48,543	62,135

Software & Services 0.0%
SRAX, Inc. *(b)	9,789	588
Total Preferred Stocks (Cost $14,265)		62,723

RIGHTS 0.0% OF NET ASSETS

Consumer Durables & Apparel 0.0%
ZAGG, Inc. CVR *(b)	8,000	720

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Food & Staples Retailing 0.0%
Blue Apron Holdings, Inc., Class A *(b)	3,119	4,664

Media & Entertainment 0.0%
Media General, Inc. CVR *(b)	18,400	1,566

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Adicet Bio, Inc. CVR *(b)	780	0
Aduro Biotech, Inc. CVR *(b)	5,747	11,922
Elanco Animal Health, Inc. CVR *(b)	16,000	97
F-star Therapeutics, Inc. Agonist CVR *(b)	975	395
F-star Therapeutics, Inc. Antagonist CVR *(b)	975	395
		12,809
Total Rights (Cost $1,123)		19,759

SECURITY	NUMBER OF SHARES/ FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 0.8% OF NET ASSETS

Money Market Funds 0.3%
Wells Fargo Government Money Market Fund, Select Class 0.03% (d)(e)	51,473,181	51,473,181

Time Deposits 0.5%
Barclays Capital, Inc.
0.01%, 11/01/21 (f)	85,369,599	85,369,598
Total Short-Term Investments (Cost $136,842,779)		136,842,779
Total Investments in Securities (Cost $8,300,844,020)		18,259,296,047

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 12/17/21	137	15,722,805	242,864
S&P 500 Index, e-mini, expires 12/17/21	390	89,641,500	3,002,215
Net Unrealized Appreciation			3,245,079

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $49,923,975.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	Issuer is affiliated with the fund’s investment adviser.
(d)	The rate shown is the 7-day yield.
(e)	Security purchased with cash collateral received for securities on loan.
(f)	The rate shown is the current daily overnight rate.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DIVIDENDS RECEIVED
COMMON STOCKS 0.3% OF NET ASSETS

Diversified Financials 0.3%
The Charles Schwab Corp.	$21,138,598	$3,891,224	($422,548)	($22,588)	$22,049,615	$46,634,301	568,503	$389,161

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$13,165,464,852	$—	$—	$13,165,464,852
Automobiles & Components	467,784,571	—	14,063	467,798,634
Health Care Equipment & Services	1,119,495,910	—	124,279	1,119,620,189
Real Estate	614,903,320	—	0*	614,903,320
Software & Services	2,754,569,809	—	13,982	2,754,583,791
Preferred Stocks[1]	—	—	62,723	62,723
Rights [1]
Consumer Durables & Apparel	—	—	720	720
Food & Staples Retailing	—	—	4,664	4,664
Media & Entertainment	—	—	1,566	1,566
Pharmaceuticals, Biotechnology & Life Sciences	—	—	12,809*	12,809
Short-Term Investments[1]	51,473,181	—	—	51,473,181
Time Deposits	—	85,369,598	—	85,369,598
Futures Contracts[2]	3,245,079	—	—	3,245,079
Total	$18,176,936,722	$85,369,598	$234,806	$18,262,541,126

*	Level 3 amount shown includes securities determined to have no value at October 31, 2021.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at the unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $19,058,434)		$46,634,301
Investments in securities, at value - unaffiliated (cost $8,281,785,586) including securities on loan of $49,923,975		18,212,661,746
Deposit with broker for futures contracts		7,522,000
Receivables:
Dividends		12,051,210
Fund shares sold		7,745,504
Income from securities on loan		229,279
Variation margin on future contracts	+	176,604
Total assets		18,287,020,644
Liabilities
Collateral held for securities on loan		51,473,181
Payables:
Fund shares redeemed		2,947,372
Investment adviser fees		448,634
Deferred dividend income		271,259
Investments bought	+	202,273
Total liabilities		55,342,719
Net assets		$18,231,677,925
Net Assets by Source
Capital received from investors		$8,159,853,528
Total distributable earnings	+	10,071,824,397
Net assets		$18,231,677,925

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$18,231,677,925		223,321,346		$81.64

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$389,161
Dividends received from securities - unaffiliated (net of foreign withholding tax of $43,469)		215,891,044
Interest received from securities - unaffiliated		6,340
Securities on loan, net	+	1,484,306
Total investment income		217,770,851
Expenses
Investment adviser fees	+	4,674,020
Total expenses	–	4,674,020
Net investment income		213,096,831
Realized and Unrealized Gains (Losses)
Net realized losses on sales of securities - affiliated		(22,588)
Net realized gains on sales of securities - unaffiliated		10,430,171
Net realized gains on futures contracts	+	24,325,338
Net realized gains		34,732,921
Net change in unrealized appreciation (depreciation) on securities - affiliated		22,049,615
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		4,982,683,800
Net change in unrealized appreciation (depreciation) on futures contracts	+	4,764,584
Net change in unrealized appreciation (depreciation)	+	5,009,497,999
Net realized and unrealized gains		5,044,230,920
Increase in net assets resulting from operations		$5,257,327,751

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Total Stock Market Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$213,096,831	$212,497,929
Net realized gains (losses)		34,732,921	(25,404,301)
Net change in unrealized appreciation (depreciation)	+	5,009,497,999	847,687,149
Increase in net assets from operations		$5,257,327,751	$1,034,780,777
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($218,157,695)	($207,148,798)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		45,495,323	$3,270,028,626	47,954,413	$2,507,068,155
Shares reinvested		2,374,705	156,303,072	2,723,498	151,971,124
Shares redeemed	+	(23,925,141)	(1,721,261,599)	(42,603,146)	(2,219,143,615)
Net transactions in fund shares		23,944,887	$1,705,070,099	8,074,765	$439,895,664
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		199,376,459	$11,487,437,770	191,301,694	$10,219,910,127
Total increase	+	23,944,887	6,744,240,155	8,074,765	1,267,527,643
End of period		223,321,346	$18,231,677,925	199,376,459	$11,487,437,770

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	12/20/17 [1]– 10/31/18
Per-Share Data
Net asset value at beginning of period	$62.76	$49.06	$42.37	$40.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.56	0.55	0.57	0.46
Net realized and unrealized gains (losses)	26.39	13.65	6.52	1.91 [3]
Total from investment operations	26.95	14.20	7.09	2.37
Less distributions:
Distributions from net investment income	(0.48)	(0.50)	(0.40)	—
Net asset value at end of period	$89.23	$62.76	$49.06	$42.37
Total return	43.14%	29.16%	17.04%	5.93% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.035%	0.035%	0.035% [5]	0.040% [6,7]
Net operating expenses	N/A	N/A	N/A	0.02% [6,7]
Net investment income (loss)	0.73%	0.97%	1.27%	1.23% [6]
Portfolio turnover rate	18%	41%	46%	23% [4]
Net assets, end of period (x 1,000,000)	$881	$487	$166	$93

[1]	Commencement of operations.
[2]	Calculated based on the average shares outstanding during the period.
[3]	The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
[4]	Not annualized.
[5]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.035%. The ratio presented for period ended 10/31/19 is a blended ratio.
[6]	Annualized.
[7]	The investment adviser voluntarily agreed to waive the fund’s management fees to 0.00% beginning with the fund’s commencement of operations through June 30, 2018. The ratio presented for period ended 10/31/18 is a blended ratio.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.5% OF NET ASSETS

Automobiles & Components 3.9%
Aptiv plc *	1,867	322,786
QuantumScape Corp. *	5,550	160,617
Tesla, Inc. *	30,158	33,596,012
Thor Industries, Inc.	825	84,117
		34,163,532

Banks 0.1%
Citizens Financial Group, Inc.	2,805	132,901
Rocket Cos., Inc., Class A	5,274	86,916
Sterling Bancorp	531	13,514
Synovus Financial Corp.	385	17,937
UWM Holdings Corp.	1,611	10,955
Western Alliance Bancorp	2,012	233,573
		495,796

Capital Goods 3.0%
3M Co.	3,190	569,989
Advanced Drainage Systems, Inc.	2,284	257,635
AGCO Corp.	237	28,964
Allegion plc	2,584	331,527
Allison Transmission Holdings, Inc.	3,030	101,081
Armstrong World Industries, Inc.	875	92,444
Axon Enterprise, Inc. *	2,449	440,722
BWX Technologies, Inc.	2,693	152,801
Carlisle Cos., Inc.	748	166,744
Carrier Global Corp.	15,369	802,723
Caterpillar, Inc.	17,866	3,644,843
Core & Main, Inc., Class A *	674	18,441
Deere & Co.	10,663	3,650,051
Donaldson Co., Inc.	615	36,906
Fastenal Co.	19,231	1,097,705
Fortune Brands Home & Security, Inc.	1,334	135,268
Generac Holdings, Inc. *	2,317	1,155,163
Graco, Inc.	3,949	296,886
HEICO Corp.	555	77,361
HEICO Corp., Class A	956	120,150
Honeywell International, Inc.	5,678	1,241,324
Howmet Aerospace, Inc.	1,028	30,521
Illinois Tool Works, Inc.	10,672	2,431,829
Lincoln Electric Holdings, Inc.	2,162	307,869
Lockheed Martin Corp.	8,190	2,721,701
Nordson Corp.	378	96,091
Northrop Grumman Corp.	498	177,896
Parker-Hannifin Corp.	805	238,755
Plug Power, Inc. *	19,344	740,295
Regal Rexnord Corp.	531	80,887
Rockwell Automation, Inc.	2,662	850,243
SiteOne Landscape Supply, Inc. *	867	203,710
Spirit AeroSystems Holdings, Inc., Class A	1,168	48,227
The AZEK Co., Inc. *	2,337	85,745
The Middleby Corp. *	622	113,478
The Toro Co.	3,828	365,459
SECURITY	NUMBER OF SHARES	VALUE ($)
Trane Technologies plc	4,394	795,006
TransDigm Group, Inc. *	562	350,587
Trex Co., Inc. *	4,377	465,713
United Rentals, Inc. *	945	358,259
Vertiv Holdings Co.	10,645	273,364
Virgin Galactic Holdings, Inc. *(a)	6,242	117,037
W.W. Grainger, Inc.	1,454	673,362
Xylem, Inc.	4,455	581,778
		26,526,540

Commercial & Professional Services 0.8%
Booz Allen Hamilton Holding Corp.	5,029	436,819
Cintas Corp.	3,092	1,339,145
Copart, Inc. *	7,896	1,226,170
CoStar Group, Inc. *	11,485	988,284
Equifax, Inc.	1,750	485,502
IAA, Inc. *	5,099	304,155
LegalZoom.com, Inc. *	422	11,833
MSA Safety, Inc.	394	60,294
Robert Half International, Inc.	3,636	411,123
Rollins, Inc.	7,947	279,973
TransUnion	4,948	570,455
Verisk Analytics, Inc.	3,819	803,021
Waste Management, Inc.	2,535	406,183
		7,322,957

Consumer Durables & Apparel 1.6%
Brunswick Corp.	388	36,119
Columbia Sportswear Co.	87	9,034
D.R. Horton, Inc.	5,182	462,597
Deckers Outdoor Corp. *	143	56,529
Hanesbrands, Inc.	7,832	133,457
Lululemon Athletica, Inc. *	4,311	2,008,969
Mattel, Inc. *	13,154	286,889
NIKE, Inc., Class B	46,868	7,840,548
NVR, Inc. *	82	401,374
Peloton Interactive, Inc., Class A *	9,975	912,114
Polaris, Inc.	1,495	171,850
PulteGroup, Inc.	2,815	135,345
Skechers U.S.A., Inc., Class A *	521	24,075
Tapestry, Inc.	1,083	42,215
Tempur Sealy International, Inc.	6,863	305,198
Toll Brothers, Inc.	1,721	103,553
TopBuild Corp. *	1,036	266,221
VF Corp.	7,854	572,400
YETI Holdings, Inc. *	3,231	317,704
		14,086,191

Consumer Services 2.4%
Booking Holdings, Inc. *	1,551	3,754,630
Boyd Gaming Corp. *	673	42,924
Bright Horizons Family Solutions, Inc. *	1,837	304,942
Caesars Entertainment, Inc. *	4,776	522,781
Chegg, Inc. *	4,100	243,704
Chipotle Mexican Grill, Inc. *	1,061	1,887,551

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Choice Hotels International, Inc.	1,314	184,775
Churchill Downs, Inc.	1,393	320,390
Darden Restaurants, Inc.	3,338	481,139
Domino’s Pizza, Inc.	944	461,588
DraftKings, Inc., Class A *	11,473	534,527
Expedia Group, Inc. *	5,482	901,296
Frontdoor, Inc. *	2,217	82,650
H&R Block, Inc.	5,412	124,855
Hilton Worldwide Holdings, Inc. *	6,939	998,869
Las Vegas Sands Corp. *	12,498	485,047
Marriott International, Inc., Class A *	10,281	1,645,166
McDonald’s Corp.	5,031	1,235,362
Mister Car Wash, Inc. *	1,224	22,448
Penn National Gaming, Inc. *	389	27,852
Planet Fitness, Inc., Class A *	2,163	172,067
Six Flags Entertainment Corp. *	1,127	46,353
Starbucks Corp.	44,576	4,728,176
The Wendy's Co.	6,769	150,949
Travel & Leisure Co.	2,106	114,440
Vail Resorts, Inc.	1,508	519,823
Wyndham Hotels & Resorts, Inc.	2,184	184,482
Wynn Resorts Ltd. *	3,977	357,134
Yum China Holdings, Inc.	1,222	69,752
Yum! Brands, Inc.	968	120,942
		20,726,614

Diversified Financials 2.2%
American Express Co.	15,503	2,694,111
Ameriprise Financial, Inc.	2,398	724,508
Apollo Global Management, Inc.	6,843	526,569
Ares Management Corp., Class A	4,577	387,855
Blackstone, Inc.	25,750	3,564,315
Credit Acceptance Corp. *	24	14,357
Discover Financial Services	6,218	704,624
FactSet Research Systems, Inc.	1,233	547,316
LPL Financial Holdings, Inc.	3,006	493,044
MarketAxess Holdings, Inc.	1,412	577,042
Moody's Corp.	5,816	2,350,536
Morningstar, Inc.	801	253,717
MSCI, Inc.	2,148	1,428,162
Raymond James Financial, Inc.	376	37,070
S&P Global, Inc.	6,447	3,056,910
Synchrony Financial	4,029	187,147
T. Rowe Price Group, Inc.	2,818	611,168
The Goldman Sachs Group, Inc.	689	284,798
Upstart Holdings, Inc. *	1,706	549,400
		18,992,649

Energy 0.3%
Cheniere Energy, Inc. *	8,857	915,814
Continental Resources, Inc.	237	11,568
Coterra Energy, Inc.	4,761	101,505
Diamondback Energy, Inc.	3,239	347,189
EOG Resources, Inc.	2,609	241,228
Halliburton Co.	1,871	46,756
Hess Corp.	725	59,863
New Fortress Energy, Inc.	1,023	30,690
Occidental Petroleum Corp.	4,044	135,595
Pioneer Natural Resources Co.	3,639	680,420
Texas Pacific Land Corp.	223	284,028
		2,854,656

SECURITY	NUMBER OF SHARES	VALUE ($)
Food & Staples Retailing 1.0%
Costco Wholesale Corp.	15,637	7,686,211
Sysco Corp.	18,427	1,417,036
		9,103,247

Food, Beverage & Tobacco 2.0%
Altria Group, Inc.	38,940	1,717,643
Beyond Meat, Inc. *(a)	1,901	188,161
Brown-Forman Corp., Class A	816	52,248
Brown-Forman Corp., Class B	3,466	235,307
Darling Ingredients, Inc. *	334	28,230
Freshpet, Inc. *	1,544	240,725
Kellogg Co.	4,234	259,544
Lamb Weston Holdings, Inc.	1,618	91,336
Monster Beverage Corp. *	13,025	1,107,125
PepsiCo, Inc.	43,383	7,010,693
Pilgrim's Pride Corp. *	688	19,374
The Boston Beer Co., Inc., Class A *	354	174,338
The Coca-Cola Co.	103,704	5,845,795
The Hershey Co.	4,747	832,386
		17,802,905

Health Care Equipment & Services 3.6%
Abbott Laboratories	32,854	4,234,552
ABIOMED, Inc. *	1,672	555,171
agilon health, Inc. *	2,361	57,844
Align Technology, Inc. *	2,975	1,857,501
Amedisys, Inc. *	1,077	182,379
Cardinal Health, Inc.	6,492	310,382
Certara, Inc. *	1,748	72,210
Chemed Corp.	154	74,266
Danaher Corp.	1,245	388,154
DaVita, Inc. *	1,823	188,206
DexCom, Inc. *	3,643	2,270,354
Edwards Lifesciences Corp. *	23,367	2,799,834
Encompass Health Corp.	2,105	133,794
Figs, Inc., Class A *	352	11,831
Globus Medical, Inc., Class A *	139	10,727
Guardant Health, Inc. *	3,400	397,086
HCA Healthcare, Inc.	9,526	2,385,882
IDEXX Laboratories, Inc. *	3,198	2,130,316
Insulet Corp. *	2,501	775,360
Intuitive Surgical, Inc. *	13,401	4,839,503
Masimo Corp. *	1,367	387,599
McKesson Corp.	843	175,243
Molina Healthcare, Inc. *	334	98,770
Novocure Ltd. *	3,878	397,766
Oak Street Health, Inc. *	3,382	159,732
Penumbra, Inc. *	1,278	353,431
ResMed, Inc.	4,894	1,286,682
STERIS plc	444	103,781
Stryker Corp.	5,630	1,497,974
Tandem Diabetes Care, Inc. *	2,160	294,473
Teleflex, Inc.	311	111,008
UnitedHealth Group, Inc.	2,453	1,129,533
Veeva Systems, Inc., Class A *	5,177	1,641,161
		31,312,505

Household & Personal Products 0.6%
Church & Dwight Co., Inc.	492	42,981
Colgate-Palmolive Co.	16,737	1,275,192
Herbalife Nutrition Ltd. *	683	31,691
Kimberly-Clark Corp.	6,413	830,420

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
The Clorox Co.	3,755	612,103
The Estee Lauder Cos., Inc., Class A	8,655	2,807,076
		5,599,463

Insurance 0.3%
Alleghany Corp. *	57	37,129
Aon plc, Class A	4,982	1,593,841
Arch Capital Group Ltd. *	3,445	144,070
Brown & Brown, Inc.	541	34,143
Erie Indemnity Co., Class A	650	133,776
Everest Re Group Ltd.	343	89,694
GoHealth, Inc., Class A *	1,453	7,846
Lemonade, Inc. *	141	8,765
Lincoln National Corp.	1,070	77,201
Markel Corp. *	86	112,929
Marsh & McLennan Cos., Inc.	2,277	379,804
RenaissanceRe Holdings Ltd.	783	111,029
		2,730,227

Materials 1.0%
Avery Dennison Corp.	1,661	361,633
Axalta Coating Systems Ltd. *	1,391	43,385
Ball Corp.	3,583	327,773
Celanese Corp.	1,533	247,595
Crown Holdings, Inc.	590	61,354
Diversey Holdings Ltd. *	1,401	24,377
Dow, Inc.	2,053	114,906
Ecolab, Inc.	8,289	1,841,982
FMC Corp.	1,219	110,941
Freeport-McMoRan, Inc.	16,179	610,272
Graphic Packaging Holding Co.	2,978	59,352
Louisiana-Pacific Corp.	263	15,499
LyondellBasell Industries N.V., Class A	1,214	112,683
Olin Corp.	432	24,615
PPG Industries, Inc.	3,773	605,831
RPM International, Inc.	2,809	244,945
Sealed Air Corp.	3,075	182,409
Southern Copper Corp.	2,911	174,631
Steel Dynamics, Inc.	1,394	92,116
The Chemours Co.	3,214	90,056
The Scotts Miracle-Gro Co.	1,553	230,558
The Sherwin-Williams Co.	9,222	2,919,777
Westlake Chemical Corp.	235	22,875
		8,519,565

Media & Entertainment 12.2%
Alphabet, Inc., Class A *	9,794	28,999,250
Alphabet, Inc., Class C *	9,138	27,097,917
Altice USA, Inc., Class A *	5,599	91,264
Cable One, Inc.	108	184,811
Charter Communications, Inc., Class A *	4,589	3,097,070
Live Nation Entertainment, Inc. *	1,939	196,130
Madison Square Garden Sports Corp. *	277	52,494
Match Group, Inc. *	10,442	1,574,445
Meta Platforms, Inc., Class A *	90,532	29,293,439
Netflix, Inc. *	16,338	11,278,285
Nexstar Media Group, Inc., Class A	99	14,843
Pinterest, Inc., Class A *	20,957	935,520
Playtika Holding Corp. *	3,956	111,876
Roku, Inc. *	4,400	1,341,560
Skillz, Inc. *(a)	11,068	123,740
Spotify Technology S.A. *	5,164	1,494,462
Take-Two Interactive Software, Inc. *	871	157,651
The Walt Disney Co. *	3,504	592,421
TripAdvisor, Inc. *	2,244	73,985
SECURITY	NUMBER OF SHARES	VALUE ($)
Twitter, Inc. *	3,074	164,582
Vimeo, Inc. *	5,049	170,303
World Wrestling Entertainment, Inc., Class A	1,458	89,069
Zynga, Inc., Class A *	17,875	131,917
		107,267,034

Pharmaceuticals, Biotechnology & Life Sciences 5.2%
10X Genomics, Inc., Class A *	3,157	509,129
AbbVie, Inc.	66,822	7,662,479
Acceleron Pharma, Inc. *	1,996	347,663
Adaptive Biotechnologies Corp. *	3,694	123,417
Agilent Technologies, Inc.	10,301	1,622,304
Alnylam Pharmaceuticals, Inc. *	4,485	715,627
Amgen, Inc.	17,677	3,658,609
Avantor, Inc. *	21,924	885,291
Bio-Techne Corp.	1,461	765,053
Bruker Corp.	3,855	309,556
Catalent, Inc. *	1,446	199,346
Charles River Laboratories International, Inc. *	1,763	791,023
CureVac N.V. *	1,975	79,138
Eli Lilly & Co.	25,330	6,453,071
Exact Sciences Corp. *	5,967	568,178
Exelixis, Inc. *	10,031	215,767
Horizon Therapeutics plc *	1,541	184,781
Illumina, Inc. *	5,516	2,289,471
Incyte Corp. *	5,976	400,272
Ionis Pharmaceuticals, Inc. *	4,904	156,290
Iovance Biotherapeutics, Inc. *	1,736	42,202
IQVIA Holdings, Inc. *	3,564	931,701
Maravai LifeSciences Holdings, Inc., Class A *	3,871	163,705
Mettler-Toledo International, Inc. *	867	1,283,923
Mirati Therapeutics, Inc. *	1,235	233,440
Moderna, Inc. *	12,796	4,417,307
Natera, Inc. *	2,943	337,179
Neurocrine Biosciences, Inc. *	3,539	373,046
Novavax, Inc. *	2,791	415,385
PPD, Inc. *	2,456	115,850
Regeneron Pharmaceuticals, Inc. *	406	259,816
Repligen Corp. *	1,946	565,313
Royalty Pharma plc, Class A	7,287	288,055
Sarepta Therapeutics, Inc. *	3,116	246,569
Seagen, Inc. *	4,507	794,719
Sotera Health Co. *	3,784	93,465
Syneos Health, Inc. *	499	46,577
Thermo Fisher Scientific, Inc.	1,336	845,781
Ultragenyx Pharmaceutical, Inc. *	1,813	152,147
Vertex Pharmaceuticals, Inc. *	3,921	725,111
Waters Corp. *	2,150	790,232
West Pharmaceutical Services, Inc.	2,777	1,193,777
Zoetis, Inc.	17,022	3,680,156
		45,931,921

Real Estate 1.7%
American Tower Corp.	17,071	4,813,510
CBRE Group, Inc., Class A *	668	69,526
CoreSite Realty Corp.	1,290	183,773
Crown Castle International Corp.	16,293	2,937,628
Equinix, Inc.	2,399	2,008,131
Equity LifeStyle Properties, Inc.	3,470	293,250
Extra Space Storage, Inc.	436	86,053
Iron Mountain, Inc.	7,624	347,959
Lamar Advertising Co., Class A	2,834	320,809
Opendoor Technologies, Inc. *	3,461	82,060

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Public Storage	4,355	1,446,644
SBA Communications Corp.	683	235,860
Simon Property Group, Inc.	10,713	1,570,312
Zillow Group, Inc., Class A *	2,240	236,813
Zillow Group, Inc., Class C *	6,400	663,232
		15,295,560

Retailing 11.0%
Amazon.com, Inc. *	16,416	55,361,811
AutoZone, Inc. *	174	310,562
Bath & Body Works, Inc.	5,329	368,181
Best Buy Co., Inc.	2,167	264,894
Burlington Stores, Inc. *	2,357	651,216
CarMax, Inc. *	525	71,883
Carvana Co. *	2,913	883,163
Dollar General Corp.	3,818	845,763
DoorDash, Inc., Class A *	4,795	934,066
eBay, Inc.	24,574	1,885,317
Etsy, Inc. *	4,787	1,200,053
Five Below, Inc. *	2,081	410,581
Floor & Decor Holdings, Inc., Class A *	3,843	522,341
GameStop Corp., Class A *	2,429	445,746
Leslie's, Inc. *	4,497	92,998
Lithia Motors, Inc.	105	33,518
Lowe’s Cos., Inc.	26,759	6,256,789
Nordstrom, Inc. *	3,469	99,664
O'Reilly Automotive, Inc. *	786	489,144
Petco Health & Wellness Co., Inc. *	167	4,130
Pool Corp.	1,471	757,800
RH *	648	427,440
Ross Stores, Inc.	13,240	1,498,768
Target Corp.	8,428	2,188,077
The Home Depot, Inc.	40,228	14,954,357
The TJX Cos., Inc.	45,620	2,987,654
Tractor Supply Co.	4,345	943,604
Ulta Beauty, Inc. *	2,010	738,394
Victoria's Secret & Co. *	1,680	84,790
Vroom, Inc. *	1,018	19,474
Wayfair, Inc., Class A *	1,580	393,578
Williams-Sonoma, Inc.	2,150	399,319
		96,525,075

Semiconductors & Semiconductor Equipment 7.6%
Advanced Micro Devices, Inc. *	45,781	5,504,250
Allegro MicroSystems, Inc. *	1,488	49,640
Analog Devices, Inc.	8,083	1,402,320
Applied Materials, Inc.	34,627	4,731,779
Broadcom, Inc.	15,102	8,029,280
Brooks Automation, Inc.	2,287	266,321
Enphase Energy, Inc. *	4,983	1,154,212
Entegris, Inc.	5,083	715,585
KLA Corp.	5,797	2,160,890
Lam Research Corp.	5,388	3,036,515
Microchip Technology, Inc.	17,122	1,268,569
Micron Technology, Inc.	5,858	404,788
MKS Instruments, Inc.	1,761	264,238
Monolithic Power Systems, Inc.	1,691	888,553
NVIDIA Corp.	90,501	23,138,391
NXP Semiconductors N.V.	3,076	617,845
ON Semiconductor Corp. *	8,663	416,430
QUALCOMM, Inc.	42,674	5,677,349
Skyworks Solutions, Inc.	2,942	491,696
Teradyne, Inc.	6,279	868,009
Texas Instruments, Inc.	21,664	4,061,567
SECURITY	NUMBER OF SHARES	VALUE ($)
Universal Display Corp.	1,640	300,448
Xilinx, Inc.	9,295	1,673,100
		67,121,775

Software & Services 26.0%
Accenture plc, Class A	19,342	6,939,716
Adobe, Inc. *	18,061	11,746,152
Alteryx, Inc., Class A *	2,200	161,018
Anaplan, Inc. *	5,295	345,287
ANSYS, Inc. *	1,370	520,025
Aspen Technology, Inc. *	2,566	402,067
Atlassian Corp. plc, Class A *	5,151	2,359,828
Autodesk, Inc. *	8,326	2,644,421
Automatic Data Processing, Inc.	14,801	3,322,676
Avalara, Inc. *	3,198	574,489
Bentley Systems, Inc., Class B	5,230	309,355
Bill.com Holdings, Inc. *	2,981	877,338
Broadridge Financial Solutions, Inc.	3,970	708,288
C3.ai, Inc., Class A *	334	15,070
Cadence Design Systems, Inc. *	10,385	1,797,747
CDK Global, Inc.	756	32,901
Citrix Systems, Inc.	1,653	156,589
Cloudflare, Inc., Class A *	9,206	1,792,592
Coupa Software, Inc. *	2,769	630,501
Crowdstrike Holdings, Inc., Class A *	7,448	2,098,846
Datadog, Inc., Class A *	8,775	1,465,864
DocuSign, Inc. *	7,208	2,005,914
DoubleVerify Holdings, Inc. *	605	23,916
Dropbox, Inc., Class A *	11,483	350,117
Duck Creek Technologies, Inc. *	564	17,766
Dynatrace, Inc. *	6,988	524,100
Elastic N.V. *	2,628	455,984
EPAM Systems, Inc. *	2,033	1,368,697
Euronet Worldwide, Inc. *	1,361	152,691
Everbridge, Inc. *	1,455	231,796
Fair Isaac Corp. *	1,041	414,526
Fiserv, Inc. *	1,535	151,182
Five9, Inc. *	2,525	398,975
FleetCor Technologies, Inc. *	700	173,187
Fortinet, Inc. *	5,060	1,701,880
Gartner, Inc. *	3,074	1,020,291
Genpact Ltd.	366	18,062
Globant S.A. *	1,527	487,403
GoDaddy, Inc., Class A *	651	45,030
HubSpot, Inc. *	1,684	1,364,427
Intuit, Inc.	9,654	6,043,307
Jack Henry & Associates, Inc.	732	121,863
Jamf Holding Corp. *	1,702	81,100
Mandiant, Inc. *	2,546	44,402
Manhattan Associates, Inc. *	1,275	231,464
Mastercard, Inc., Class A	33,100	11,105,712
McAfee Corp., Class A	1,922	41,073
Microsoft Corp.	285,059	94,531,266
MongoDB, Inc. *	2,341	1,220,340
nCino, Inc. *	2,135	155,129
NCR Corp. *	1,622	64,134
New Relic, Inc. *	1,967	159,642
NortonLifeLock, Inc.	5,522	140,535
Nuance Communications, Inc. *	4,106	226,035
Nutanix, Inc., Class A *	7,272	249,502
Okta, Inc. *	4,693	1,160,016
Oracle Corp.	59,423	5,701,043
Palantir Technologies, Inc., Class A *	61,389	1,588,747
Palo Alto Networks, Inc. *	3,601	1,833,233
Paychex, Inc.	10,616	1,308,740
Paycom Software, Inc. *	1,916	1,049,681
Paycor HCM, Inc. *	879	28,515

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Paylocity Holding Corp. *	1,418	432,689
PayPal Holdings, Inc. *	44,450	10,338,625
Pegasystems, Inc.	1,459	173,212
Procore Technologies, Inc. *	269	24,600
PTC, Inc. *	3,982	507,108
RingCentral, Inc., Class A *	3,039	740,847
Sabre Corp. *	12,035	124,923
salesforce.com, Inc. *	6,713	2,011,819
ServiceNow, Inc. *	7,455	5,201,801
Shift4 Payments, Inc., Class A *	1,629	102,839
Smartsheet, Inc., Class A *	4,523	312,132
Snowflake, Inc., Class A *	6,960	2,462,726
Splunk, Inc. *	6,197	1,021,390
Square, Inc., Class A *	14,974	3,810,883
StoneCo Ltd., Class A *	7,770	263,092
Switch, Inc., Class A	4,343	109,791
Synopsys, Inc. *	3,635	1,211,109
Teradata Corp. *	3,513	198,695
The Trade Desk, Inc., Class A *	16,189	1,212,718
The Western Union Co.	3,854	70,220
Twilio, Inc., Class A *	1,771	515,999
Tyler Technologies, Inc. *	1,317	715,421
Unity Software, Inc. *	5,623	850,816
Visa, Inc., Class A	64,034	13,560,480
VMware, Inc., Class A *(a)	1,134	172,028
WEX, Inc. *	1,137	170,209
Wix.com Ltd. *	2,007	373,222
Workday, Inc., Class A *	7,099	2,058,568
Zendesk, Inc. *	4,486	456,675
Zoom Video Communications, Inc., Class A *	8,072	2,216,975
Zscaler, Inc. *	2,923	932,028
		229,245,833

Technology Hardware & Equipment 11.0%
Amphenol Corp., Class A	15,698	1,205,135
Apple Inc.	593,848	88,958,430
Arista Networks, Inc. *	2,032	832,490
CDW Corp.	5,190	968,714
Cognex Corp.	6,451	565,043
Coherent, Inc. *	832	211,661
CommScope Holding Co., Inc. *	7,472	80,025
Corning, Inc.	9,715	345,563
Dell Technologies, Inc., Class C *	4,990	548,850
HP, Inc.	15,791	478,941
IPG Photonics Corp. *	98	15,583
Jabil, Inc.	4,248	254,710
Keysight Technologies, Inc. *	3,077	553,922
NetApp, Inc.	5,561	496,597
Pure Storage, Inc., Class A *	9,475	254,499
Ubiquiti, Inc.	219	66,911
Vontier Corp.	3,424	115,834
Zebra Technologies Corp., Class A *	2,012	1,074,307
		97,027,215

Transportation 2.0%
C.H. Robinson Worldwide, Inc.	988	95,826
Delta Air Lines, Inc. *	24,125	944,011
Expeditors International of Washington, Inc.	4,637	571,557
FedEx Corp.	4,028	948,715
GXO Logistics, Inc. *	3,144	279,187
JB Hunt Transport Services, Inc.	2,819	555,879
Kansas City Southern	910	282,327
SECURITY	NUMBER OF SHARES	VALUE ($)
Landstar System, Inc.	1,284	225,740
Lyft, Inc., Class A *	10,762	493,653
Old Dominion Freight Line, Inc.	3,558	1,214,523
TuSimple Holdings, Inc., Class A *	147	5,751
Uber Technologies, Inc. *	52,239	2,289,113
Union Pacific Corp.	15,594	3,764,392
United Parcel Service, Inc., Class B	27,379	5,844,595
XPO Logistics, Inc. *	3,138	269,240
		17,784,509

Utilities 0.0%
Brookfield Renewable Corp., Class A	1,242	51,431
NRG Energy, Inc.	4,196	167,379
		218,810
Total Common Stocks (Cost $538,172,676)		876,654,579

INVESTMENT COMPANIES 0.1% OF NET ASSETS

Equity Funds 0.1%
iShares Russell 1000 Growth ETF	3,000	894,000
Total Investment Companies (Cost $849,313)		894,000

SHORT-TERM INVESTMENTS 0.7% OF NET ASSETS

Money Market Funds 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (b)	6,118,353	6,118,353
Wells Fargo Government Money Market Fund, Select Class 0.03% (b)(c)	550,140	550,140
		6,668,493
Total Short-Term Investments (Cost $6,668,493)		6,668,493
Total Investments in Securities (Cost $545,690,482)		884,217,072

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 1000 Growth Index, e-mini, expires 12/17/21	18	2,695,680	18,544
S&P 500 Index, e-mini, expires 12/17/21	1	229,850	8,685
Net Unrealized Appreciation			27,229

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $531,933.
(b)	The rate shown is the 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

ETF —	Exchange traded fund

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$876,654,579	$—	$—	$876,654,579
Investment Companies[1]	894,000	—	—	894,000
Short-Term Investments[1]	6,668,493	—	—	6,668,493
Futures Contracts[2]	27,229	—	—	27,229
Total	$884,244,301	$—	$—	$884,244,301

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $545,690,482) including securities on loan of $531,933		$884,217,072
Cash		74,596
Deposit with broker for futures contracts		299,500
Receivables:
Fund shares sold		1,443,868
Dividends		304,548
Variation margin on future contracts		32,289
Income from securities on loan	+	1,212
Total assets		886,373,085
Liabilities
Collateral held for securities on loan		550,140
Payables:
Investments bought		2,962,222
Fund shares redeemed		1,676,722
Investment adviser fees	+	24,792
Total liabilities		5,213,876
Net assets		$881,159,209
Net Assets by Source
Capital received from investors		$537,206,569
Total distributable earnings	+	343,952,640
Net assets		$881,159,209

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$881,159,209		9,875,471		$89.23

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $318)		$5,260,336
Securities on loan, net	+	10,703
Total investment income		5,271,039
Expenses
Investment adviser fees	+	241,082
Total expenses	–	241,082
Net investment income		5,029,957
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - unaffiliated		15,153,174
Net realized gains on futures contracts	+	1,139,724
Net realized gains		16,292,898
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		214,436,537
Net change in unrealized appreciation (depreciation) on futures contracts	+	90,764
Net change in unrealized appreciation (depreciation)	+	214,527,301
Net realized and unrealized gains		230,820,199
Increase in net assets resulting from operations		$235,850,156

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Growth Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$5,029,957	$3,272,535
Net realized gains (losses)		16,292,898	(10,491,785)
Net change in unrealized appreciation (depreciation)	+	214,527,301	98,464,618
Increase in net assets from operations		$235,850,156	$91,245,368
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($3,820,481)	($1,890,344)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,598,477	$352,197,876	8,242,661	$434,758,920
Shares reinvested		45,814	3,263,376	30,207	1,571,983
Shares redeemed	+	(2,532,061)	(193,536,712)	(3,889,701)	(204,300,295)
Net transactions in fund shares		2,112,230	$161,924,540	4,383,167	$232,030,608
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,763,241	$487,204,994	3,380,074	$165,819,362
Total increase	+	2,112,230	393,954,215	4,383,167	321,385,632
End of period		9,875,471	$881,159,209	7,763,241	$487,204,994

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	12/20/17 [1]– 10/31/18
Per-Share Data
Net asset value at beginning of period	$38.09	$43.06	$39.51	$40.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.97	1.00	1.13	0.82
Net realized and unrealized gains (losses)	15.47	(4.07)	3.10	(1.31)
Total from investment operations	16.44	(3.07)	4.23	(0.49)
Less distributions:
Distributions from net investment income	(0.88)	(1.06)	(0.62)	—
Distributions from net realized gains	—	(0.84)	(0.06)	—
Total distributions	(0.88)	(1.90)	(0.68)	—
Net asset value at end of period	$53.65	$38.09	$43.06	$39.51
Total return	43.70%	(7.69%)	11.08%	(1.23%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.035%	0.035%	0.035% [4]	0.040% [5,6]
Net operating expenses	N/A	N/A	N/A	0.02% [5,6]
Net investment income (loss)	1.97%	2.57%	2.79%	2.36% [5]
Portfolio turnover rate	20%	50%	22%	22% [3]
Net assets, end of period (x 1,000,000)	$576	$331	$212	$70

[1]	Commencement of operations.
[2]	Calculated based on the average shares outstanding during the period.
[3]	Not annualized.
[4]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.035%. The ratio presented for period ended 10/31/19 is a blended ratio.
[5]	Annualized.
[6]	The investment adviser voluntarily agreed to waive the fund’s management fees to 0.00% beginning with the fund’s commencement of operations through June 30, 2018. The ratio presented for period ended 10/31/18 is a blended ratio.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.3% OF NET ASSETS

Automobiles & Components 1.0%
Aptiv plc *	6,078	1,050,825
BorgWarner, Inc.	6,612	298,003
Ford Motor Co. *	107,915	1,843,188
General Motors Co. *	37,916	2,063,768
Gentex Corp.	6,573	232,618
Harley-Davidson, Inc.	4,206	153,477
Lear Corp.	1,656	284,584
QuantumScape Corp. *	1,601	46,333
Thor Industries, Inc.	861	87,788
		6,060,584

Banks 8.9%
Bank of America Corp.	204,223	9,757,775
Bank of Hawaii Corp.	1,109	93,711
Bank OZK	3,415	152,548
BOK Financial Corp.	836	84,578
Citigroup, Inc.	55,885	3,865,007
Citizens Financial Group, Inc.	9,643	456,885
Comerica, Inc.	3,670	312,280
Commerce Bancshares, Inc.	2,926	206,312
Cullen/Frost Bankers, Inc.	1,582	204,869
East West Bancorp, Inc.	3,896	309,654
F.N.B. Corp.	8,651	100,784
Fifth Third Bancorp	18,977	826,069
First Citizens BancShares, Inc., Class A	166	135,107
First Hawaiian, Inc.	3,619	99,848
First Horizon Corp.	15,004	254,618
First Republic Bank	4,907	1,061,531
Huntington Bancshares, Inc.	40,410	636,053
JPMorgan Chase & Co.	81,877	13,910,084
KeyCorp	26,280	611,536
M&T Bank Corp.	3,536	520,216
MGIC Investment Corp.	9,390	151,742
New York Community Bancorp, Inc.	12,427	154,468
PacWest Bancorp	3,178	150,860
People's United Financial, Inc.	11,650	199,681
Pinnacle Financial Partners, Inc.	2,062	199,127
Popular, Inc.	2,184	177,865
Prosperity Bancshares, Inc.	2,450	184,510
Regions Financial Corp.	26,509	627,733
Signature Bank	1,634	486,638
Sterling Bancorp	4,805	122,287
SVB Financial Group *	1,560	1,119,144
Synovus Financial Corp.	3,698	172,290
TFS Financial Corp.	1,335	25,979
The PNC Financial Services Group, Inc.	11,699	2,468,840
Truist Financial Corp.	37,043	2,351,119
U.S. Bancorp	37,012	2,234,415
Umpqua Holdings Corp.	6,048	123,682
UWM Holdings Corp.	1,322	8,990
Webster Financial Corp.	2,466	137,997
Wells Fargo & Co.	114,086	5,836,640
Western Alliance Bancorp	1,321	153,355
SECURITY	NUMBER OF SHARES	VALUE ($)
Wintrust Financial Corp.	1,570	138,945
Zions Bancorp NA	4,381	275,959
		51,101,731

Capital Goods 8.4%
3M Co.	13,621	2,433,800
A.O. Smith Corp.	3,636	265,683
Acuity Brands, Inc.	972	199,678
AECOM *	3,745	256,046
AGCO Corp.	1,559	190,525
Air Lease Corp.	2,943	117,867
Allegion plc	589	75,569
Allison Transmission Holdings, Inc.	697	23,252
AMETEK, Inc.	6,352	841,005
Armstrong World Industries, Inc.	680	71,842
Builders FirstSource, Inc. *	5,662	329,925
BWX Technologies, Inc.	623	35,349
Carlisle Cos., Inc.	868	193,495
Carrier Global Corp.	12,757	666,298
Caterpillar, Inc.	2,087	425,769
ChargePoint Holdings, Inc. *	2,856	70,772
Colfax Corp. *	3,230	166,733
Core & Main, Inc., Class A *	461	12,613
Crane Co.	1,354	139,841
Cummins, Inc.	3,956	948,807
Curtiss-Wright Corp.	1,127	143,895
Donaldson Co., Inc.	3,069	184,171
Dover Corp.	3,954	668,542
Eaton Corp. plc	10,976	1,808,406
Emerson Electric Co.	16,450	1,595,814
Fastenal Co.	1,770	101,032
Flowserve Corp.	3,561	119,721
Fortive Corp.	9,002	681,541
Fortune Brands Home & Security, Inc.	2,825	286,455
Gates Industrial Corp. plc *	2,560	42,086
General Dynamics Corp.	6,855	1,389,851
General Electric Co.	30,121	3,158,789
Graco, Inc.	1,761	132,392
HEICO Corp.	838	116,809
HEICO Corp., Class A	1,473	185,127
Hexcel Corp. *	2,315	131,353
Honeywell International, Inc.	15,026	3,284,984
Howmet Aerospace, Inc.	9,823	291,645
Hubbell, Inc.	1,494	297,859
Huntington Ingalls Industries, Inc.	1,087	220,368
IDEX Corp.	2,093	465,839
Illinois Tool Works, Inc.	893	203,488
Ingersoll Rand, Inc. *	11,179	600,983
ITT, Inc.	2,379	223,793
Johnson Controls International plc	19,741	1,448,397
L3Harris Technologies, Inc.	5,522	1,273,042
Lennox International, Inc.	919	275,038
Lockheed Martin Corp.	862	286,460
Masco Corp.	6,796	445,478
MasTec, Inc. *	1,553	138,419
Mercury Systems, Inc. *	1,525	78,598
MSC Industrial Direct Co., Inc., Class A	1,224	102,902

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Nordson Corp.	1,326	337,082
Northrop Grumman Corp.	3,798	1,356,722
nVent Electric plc	4,591	162,751
Oshkosh Corp.	1,869	199,983
Otis Worldwide Corp.	11,843	951,111
Owens Corning	2,823	263,696
PACCAR, Inc.	9,392	841,711
Parker-Hannifin Corp.	2,958	877,313
Pentair plc	4,574	338,339
Quanta Services, Inc.	3,815	462,683
Raytheon Technologies Corp.	41,785	3,713,015
Regal Rexnord Corp.	1,476	224,839
Rockwell Automation, Inc.	1,259	402,125
Roper Technologies, Inc.	2,891	1,410,432
Sensata Technologies Holding plc *	4,304	237,150
Shoals Technologies Group, Inc., Class A *	2,787	86,369
SiteOne Landscape Supply, Inc. *	588	138,156
Snap-on, Inc.	1,471	298,951
Spirit AeroSystems Holdings, Inc., Class A	2,045	84,438
Stanley Black & Decker, Inc.	4,449	799,619
Sunrun, Inc. *	5,474	315,740
Textron, Inc.	6,224	459,642
The AZEK Co., Inc. *	1,392	51,072
The Boeing Co. *	14,771	3,058,040
The Middleby Corp. *	1,053	192,109
The Timken Co.	1,757	124,659
The Toro Co.	153	14,607
Trane Technologies plc	3,378	611,182
TransDigm Group, Inc. *	1,015	633,177
United Rentals, Inc. *	1,303	493,980
Univar Solutions, Inc. *	4,577	117,080
Valmont Industries, Inc.	576	137,641
Virgin Galactic Holdings, Inc. *	404	7,575
W.W. Grainger, Inc.	215	99,569
Watsco, Inc.	896	259,464
Westinghouse Air Brake Technologies Corp.	5,000	453,650
Woodward, Inc.	1,569	177,219
Xylem, Inc.	1,685	220,044
		48,461,081

Commercial & Professional Services 1.3%
ADT, Inc.	4,263	35,596
CACI International, Inc., Class A *	638	183,514
Cintas Corp.	149	64,532
Clarivate plc *	11,938	279,946
Clean Harbors, Inc. *	1,397	157,218
CoStar Group, Inc. *	2,422	208,413
Driven Brands Holdings, Inc. *	1,463	47,504
Dun & Bradstreet Holdings, Inc. *	4,403	82,953
Equifax, Inc.	2,064	572,616
FTI Consulting, Inc. *	930	133,846
IHS Markit Ltd.	10,288	1,344,847
Jacobs Engineering Group, Inc.	3,563	500,316
LegalZoom.com, Inc. *	208	5,832
Leidos Holdings, Inc.	3,891	389,022
ManpowerGroup, Inc.	1,491	144,105
MSA Safety, Inc.	729	111,559
Nielsen Holdings plc	9,863	199,726
Republic Services, Inc.	5,789	779,199
Robert Half International, Inc.	359	40,592
Rollins, Inc.	423	14,902
Science Applications International Corp.	1,602	143,828
Stericycle, Inc. *	2,505	167,635
TransUnion	1,681	193,802
SECURITY	NUMBER OF SHARES	VALUE ($)
Verisk Analytics, Inc.	1,588	333,909
Waste Management, Inc.	9,786	1,568,011
		7,703,423

Consumer Durables & Apparel 1.0%
Brunswick Corp.	1,856	172,775
Capri Holdings Ltd. *	4,081	217,272
Carter's, Inc.	1,173	115,564
Columbia Sportswear Co.	1,022	106,124
D.R. Horton, Inc.	5,392	481,344
Deckers Outdoor Corp. *	650	256,952
Garmin Ltd.	4,173	599,243
Hanesbrands, Inc.	3,855	65,689
Hasbro, Inc.	3,530	338,033
Hayward Holdings, Inc. *	1,016	23,561
Leggett & Platt, Inc.	3,641	170,581
Lennar Corp., Class A	7,485	747,976
Lennar Corp., Class B	421	34,556
Mohawk Industries, Inc. *	1,561	276,625
Newell Brands, Inc.	10,449	239,178
NVR, Inc. *	30	146,844
Polaris, Inc.	490	56,326
PulteGroup, Inc.	5,030	241,842
PVH Corp. *	1,967	215,052
Ralph Lauren Corp.	1,300	165,321
Skechers U.S.A., Inc., Class A *	3,224	148,981
Tapestry, Inc.	6,884	268,338
Toll Brothers, Inc.	1,825	109,810
TopBuild Corp. *	151	38,802
Under Armour, Inc., Class A *	5,210	114,412
Under Armour, Inc., Class C *	5,366	101,310
VF Corp.	3,198	233,070
Whirlpool Corp.	1,693	356,935
		6,042,516

Consumer Services 1.8%
Aramark	6,297	229,715
Boyd Gaming Corp. *	1,762	112,380
Bright Horizons Family Solutions, Inc. *	344	57,104
Caesars Entertainment, Inc. *	2,133	233,478
Carnival Corp. *	23,493	520,605
Chegg, Inc. *	921	54,744
Darden Restaurants, Inc.	1,148	165,473
Domino’s Pizza, Inc.	326	159,404
Frontdoor, Inc. *	721	26,879
Grand Canyon Education, Inc. *	1,218	97,075
H&R Block, Inc.	942	21,732
Hilton Worldwide Holdings, Inc. *	2,494	359,011
Hyatt Hotels Corp., Class A *	1,307	111,356
Marriott Vacations Worldwide Corp.	1,141	179,388
McDonald’s Corp.	16,929	4,156,916
MGM Resorts International	11,053	521,259
Mister Car Wash, Inc. *	231	4,236
Norwegian Cruise Line Holdings Ltd. *	10,121	260,312
Penn National Gaming, Inc. *	4,258	304,873
Planet Fitness, Inc., Class A *	724	57,594
Royal Caribbean Cruises Ltd. *	6,046	510,464
Service Corp. International	4,486	307,246
Six Flags Entertainment Corp. *	1,328	54,621
Terminix Global Holdings, Inc. *	3,464	140,223
Travel & Leisure Co.	755	41,027
Wyndham Hotels & Resorts, Inc.	938	79,233
Yum China Holdings, Inc.	10,692	610,299
Yum! Brands, Inc.	7,521	939,674
		10,316,321

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Diversified Financials 8.9%
Affiliated Managers Group, Inc.	1,138	191,047
AGNC Investment Corp.	14,438	229,853
Ally Financial, Inc.	9,925	473,819
American Express Co.	6,470	1,124,357
Ameriprise Financial, Inc.	1,386	418,752
Annaly Capital Management, Inc.	38,649	326,971
Ares Management Corp., Class A	444	37,625
Berkshire Hathaway, Inc., Class B *	51,199	14,694,625
BlackRock, Inc.	3,942	3,719,119
Capital One Financial Corp.	12,210	1,844,076
Cboe Global Markets, Inc.	2,937	387,508
CME Group, Inc.	9,885	2,180,137
Credit Acceptance Corp. *	224	133,999
Discover Financial Services	3,711	420,530
Equitable Holdings, Inc.	10,134	339,489
Evercore, Inc., Class A	1,070	162,469
FactSet Research Systems, Inc.	147	65,252
Franklin Resources, Inc.	7,949	250,314
Interactive Brokers Group, Inc., Class A	2,216	157,004
Intercontinental Exchange, Inc.	15,330	2,122,592
Invesco Ltd.	9,208	233,975
Janus Henderson Group plc	4,734	220,131
Jefferies Financial Group, Inc.	6,033	259,419
KKR & Co., Inc.	15,331	1,221,421
Lazard Ltd., Class A	2,755	134,967
Moody's Corp.	231	93,359
Morgan Stanley	37,549	3,859,286
Morningstar, Inc.	59	18,688
MSCI, Inc.	643	427,518
Nasdaq, Inc.	3,205	672,633
New Residential Investment Corp.	12,019	136,536
Northern Trust Corp.	5,660	696,406
OneMain Holdings, Inc.	2,844	150,192
Raymond James Financial, Inc.	4,833	476,485
S&P Global, Inc.	1,938	918,922
Santander Consumer USA Holdings, Inc.	1,664	69,389
SEI Investments Co.	2,999	189,057
SLM Corp.	8,429	154,672
Starwood Property Trust, Inc.	7,611	193,852
State Street Corp.	10,061	991,512
Stifel Financial Corp.	2,794	203,599
Synchrony Financial	12,737	591,634
T. Rowe Price Group, Inc.	4,154	900,919
The Bank of New York Mellon Corp.	21,798	1,290,442
The Carlyle Group, Inc.	4,477	251,384
The Charles Schwab Corp. (a)	41,418	3,397,519
The Goldman Sachs Group, Inc.	8,600	3,554,810
Tradeweb Markets, Inc., Class A	2,885	257,053
Virtu Financial, Inc., Class A	2,480	61,702
Voya Financial, Inc.	3,104	216,566
		51,123,586

Energy 5.3%
Antero Midstream Corp.	9,151	97,367
APA Corp.	10,409	272,820
Baker Hughes Co.	20,335	510,002
Chevron Corp.	53,349	6,107,927
ConocoPhillips	37,226	2,772,965
Continental Resources, Inc.	1,613	78,730
Coterra Energy, Inc.	18,435	393,034
Devon Energy Corp.	18,578	744,606
Diamondback Energy, Inc.	2,618	280,623
DTE Midstream LLC *	2,634	126,327
EOG Resources, Inc.	14,165	1,309,696
EQT Corp. *	8,382	166,886
SECURITY	NUMBER OF SHARES	VALUE ($)
Exxon Mobil Corp.	116,790	7,529,451
Halliburton Co.	23,132	578,069
Hess Corp.	7,124	588,229
HollyFrontier Corp.	4,155	140,439
Kinder Morgan, Inc.	53,624	898,202
Marathon Oil Corp.	21,648	353,295
Marathon Petroleum Corp.	17,567	1,158,192
NOV, Inc. *	10,681	149,748
Occidental Petroleum Corp.	20,339	681,967
ONEOK, Inc.	12,223	777,627
Phillips 66	12,068	902,445
Pioneer Natural Resources Co.	3,295	616,099
Schlumberger N.V.	38,574	1,244,397
Targa Resources Corp.	6,220	340,047
The Williams Cos., Inc.	33,485	940,594
Valero Energy Corp.	11,253	870,194
		30,629,978

Food & Staples Retailing 1.5%
Albertsons Cos., Inc., Class A	4,316	133,580
Casey's General Stores, Inc.	1,023	195,945
Costco Wholesale Corp.	790	388,317
Grocery Outlet Holding Corp. *	2,450	54,366
The Kroger Co.	20,607	824,692
U.S. Foods Holding Corp. *	6,064	210,239
Walgreens Boots Alliance, Inc.	19,779	930,009
Walmart, Inc.	39,558	5,910,756
		8,647,904

Food, Beverage & Tobacco 3.4%
Altria Group, Inc.	22,682	1,000,503
Archer-Daniels-Midland Co.	15,350	986,084
Beyond Meat, Inc. *	188	18,608
Brown-Forman Corp., Class A	610	39,058
Brown-Forman Corp., Class B	2,546	172,848
Bunge Ltd.	3,776	349,809
Campbell Soup Co.	5,384	215,091
Conagra Brands, Inc.	12,919	415,992
Constellation Brands, Inc., Class A	4,407	955,482
Darling Ingredients, Inc. *	4,219	356,590
Flowers Foods, Inc.	5,203	128,774
General Mills, Inc.	16,830	1,040,094
Hormel Foods Corp.	7,800	330,096
Ingredion, Inc.	1,842	175,414
Kellogg Co.	3,847	235,821
Keurig Dr Pepper, Inc.	19,266	695,310
Lamb Weston Holdings, Inc.	2,809	158,568
McCormick & Co., Inc. - Non Voting Shares	6,880	551,982
Molson Coors Beverage Co., Class B	4,888	215,512
Mondelez International, Inc., Class A	38,452	2,335,574
Monster Beverage Corp. *	741	62,985
PepsiCo, Inc.	6,471	1,045,714
Philip Morris International, Inc.	42,948	4,060,304
Pilgrim's Pride Corp. *	743	20,923
Post Holdings, Inc. *	1,618	164,195
Seaboard Corp.	7	26,950
The Coca-Cola Co.	31,468	1,773,851
The Hain Celestial Group, Inc. *	2,279	102,259
The Hershey Co.	565	99,073
The JM Smucker Co.	2,900	356,294
The Kraft Heinz Co.	18,295	656,607
Tyson Foods, Inc., Class A	7,914	632,882
		19,379,247

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Health Care Equipment & Services 8.8%
Abbott Laboratories	23,951	3,087,044
Acadia Healthcare Co., Inc. *	2,448	151,776
agilon health, Inc. *	82	2,009
Amedisys, Inc. *	99	16,765
AmerisourceBergen Corp.	4,094	499,550
Anthem, Inc.	6,755	2,939,303
Baxter International, Inc.	13,858	1,094,228
Becton, Dickinson & Co.	7,869	1,885,334
Boston Scientific Corp. *	39,119	1,687,202
Cardinal Health, Inc.	3,252	155,478
Centene Corp. *	15,950	1,136,278
Cerner Corp.	8,148	605,315
Certara, Inc. *	974	40,236
Change Healthcare, Inc. *	6,937	149,354
Chemed Corp.	311	149,980
Cigna Corp.	9,210	1,967,348
CVS Health Corp.	36,300	3,240,864
Danaher Corp.	16,577	5,168,211
DaVita, Inc. *	577	59,569
Dentsply Sirona, Inc.	6,002	343,374
Encompass Health Corp.	1,142	72,586
Envista Holdings Corp. *	4,460	174,386
Figs, Inc., Class A *	770	25,880
Globus Medical, Inc., Class A *	2,016	155,575
Henry Schein, Inc. *	3,884	296,543
Hill-Rom Holdings, Inc.	1,823	282,383
Hologic, Inc. *	6,913	506,792
Humana, Inc.	3,556	1,646,997
ICU Medical, Inc. *	543	127,133
Integra LifeSciences Holdings Corp. *	2,005	133,252
Laboratory Corp. of America Holdings *	2,657	762,612
Masimo Corp. *	376	106,611
McKesson Corp.	3,658	760,425
Medtronic plc	37,027	4,438,056
Molina Healthcare, Inc. *	1,352	399,813
Oak Street Health, Inc. *	265	12,516
Premier, Inc., Class A	3,339	130,054
Quest Diagnostics, Inc.	3,359	493,034
Quidel Corp. *	1,019	135,293
ResMed, Inc.	392	103,061
Signify Health, Inc., Class A *	1,718	27,608
STERIS plc	2,030	474,492
Stryker Corp.	5,509	1,465,780
Tandem Diabetes Care, Inc. *	98	13,360
Teladoc Health, Inc. *	4,167	623,342
Teleflex, Inc.	1,061	378,713
The Cooper Cos., Inc.	1,333	555,754
UnitedHealth Group, Inc.	24,155	11,122,653
Universal Health Services, Inc., Class B	2,023	251,054
Zimmer Biomet Holdings, Inc.	5,754	823,513
		50,878,489

Household & Personal Products 2.1%
Church & Dwight Co., Inc.	6,410	559,978
Colgate-Palmolive Co.	10,819	824,300
Coty, Inc., Class A *	9,250	78,440
Herbalife Nutrition Ltd. *	2,438	113,123
Kimberly-Clark Corp.	4,619	598,114
Reynolds Consumer Products, Inc.	1,443	38,932
Spectrum Brands Holdings, Inc.	1,157	108,469
The Clorox Co.	646	105,304
The Procter & Gamble Co.	67,145	9,601,064
		12,027,724

SECURITY	NUMBER OF SHARES	VALUE ($)
Insurance 4.0%
Aflac, Inc.	18,250	979,478
Alleghany Corp. *	331	215,607
American Financial Group, Inc.	1,863	253,443
American International Group, Inc.	23,672	1,398,779
Aon plc, Class A	2,535	810,997
Arch Capital Group Ltd. *	8,021	335,438
Arthur J. Gallagher & Co.	5,644	946,329
Assurant, Inc.	1,610	259,709
Assured Guaranty Ltd.	1,911	106,213
Athene Holding Ltd., Class A *	3,182	276,866
Axis Capital Holdings Ltd.	2,151	112,003
Brighthouse Financial, Inc. *	2,253	113,168
Brown & Brown, Inc.	6,086	384,087
Chubb Ltd.	12,042	2,352,766
Cincinnati Financial Corp.	4,127	501,183
CNA Financial Corp.	797	35,753
Erie Indemnity Co., Class A	219	45,072
Everest Re Group Ltd.	847	221,491
Fidelity National Financial, Inc.	7,524	360,475
First American Financial Corp.	2,947	215,544
Globe Life, Inc.	2,752	244,983
GoHealth, Inc., Class A *	183	988
Kemper Corp.	1,658	105,250
Lemonade, Inc. *	922	57,312
Lincoln National Corp.	4,385	316,378
Loews Corp.	5,983	335,467
Markel Corp. *	311	408,383
Marsh & McLennan Cos., Inc.	12,352	2,060,314
Mercury General Corp.	728	39,669
MetLife, Inc.	19,998	1,255,874
Old Republic International Corp.	7,670	198,116
Primerica, Inc.	1,077	181,194
Principal Financial Group, Inc.	7,310	490,428
Prudential Financial, Inc.	10,642	1,171,152
Reinsurance Group of America, Inc.	1,872	221,046
RenaissanceRe Holdings Ltd.	708	100,394
The Allstate Corp.	8,125	1,004,819
The Hanover Insurance Group, Inc.	991	124,866
The Hartford Financial Services Group, Inc.	9,551	696,554
The Progressive Corp.	16,105	1,528,042
The Travelers Cos., Inc.	6,924	1,113,933
Unum Group	5,620	143,141
W.R. Berkley Corp.	3,791	301,764
White Mountains Insurance Group Ltd.	82	86,509
Willis Towers Watson plc	3,540	857,671
		22,968,648

Materials 3.7%
Air Products & Chemicals, Inc.	6,095	1,827,342
Albemarle Corp.	3,204	802,506
Alcoa Corp.	5,147	236,505
Amcor plc	42,432	512,154
AptarGroup, Inc.	1,813	218,974
Ardagh Metal Packaging S.A. *	1,068	10,520
Ashland Global Holdings, Inc.	1,506	144,591
Avery Dennison Corp.	1,069	232,743
Axalta Coating Systems Ltd. *	4,662	145,408
Ball Corp.	6,233	570,195
Berry Global Group, Inc. *	3,714	243,416
Celanese Corp.	1,955	315,752
CF Industries Holdings, Inc.	5,893	334,722
Cleveland-Cliffs, Inc. *	12,491	301,158
Corteva, Inc.	20,340	877,671
Crown Holdings, Inc.	3,063	318,521
Diversey Holdings Ltd. *	312	5,429

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Dow, Inc.	19,130	1,070,706
DuPont de Nemours, Inc.	14,435	1,004,676
Eagle Materials, Inc.	1,131	167,795
Eastman Chemical Co.	3,745	389,592
Ecolab, Inc.	842	187,109
Element Solutions, Inc.	6,385	145,003
FMC Corp.	2,643	240,540
Freeport-McMoRan, Inc.	28,526	1,076,001
Graphic Packaging Holding Co.	5,525	110,113
Huntsman Corp.	5,799	188,932
International Flavors & Fragrances, Inc.	6,863	1,011,949
International Paper Co.	10,778	535,343
Louisiana-Pacific Corp.	2,432	143,318
LyondellBasell Industries N.V., Class A	6,355	589,871
Martin Marietta Materials, Inc.	1,714	673,328
NewMarket Corp.	186	63,242
Newmont Corp.	22,102	1,193,508
Nucor Corp.	8,098	904,142
Olin Corp.	3,645	207,692
Packaging Corp. of America	2,588	355,514
PPG Industries, Inc.	3,770	605,349
Reliance Steel & Aluminum Co.	1,755	256,511
Royal Gold, Inc.	1,816	179,820
RPM International, Inc.	1,476	128,707
Sealed Air Corp.	1,895	112,411
Silgan Holdings, Inc.	2,287	91,937
Sonoco Products Co.	2,707	156,871
Southern Copper Corp.	196	11,758
Steel Dynamics, Inc.	4,324	285,730
Sylvamo Corp. *	970	27,315
The Chemours Co.	2,210	61,924
The Mosaic Co.	9,520	395,746
United States Steel Corp.	7,337	193,624
Valvoline, Inc.	4,954	168,238
Vulcan Materials Co.	3,645	692,987
Westlake Chemical Corp.	736	71,642
WestRock Co.	7,278	350,072
		21,146,623

Media & Entertainment 5.4%
Activision Blizzard, Inc.	21,295	1,665,056
Alphabet, Inc., Class A *	1,153	3,413,941
Alphabet, Inc., Class C *	1,076	3,190,781
Altice USA, Inc., Class A *	1,705	27,791
Cable One, Inc.	69	118,073
Charter Communications, Inc., Class A *	185	124,855
Comcast Corp., Class A	125,778	6,468,763
Discovery, Inc., Class A *(b)	4,518	105,902
Discovery, Inc., Class C *	8,708	196,452
DISH Network Corp., Class A *	6,852	281,412
Electronic Arts, Inc.	7,816	1,096,194
Fox Corp., Class A	8,784	349,076
Fox Corp., Class B	4,184	154,641
IAC/InterActiveCorp. *	2,109	321,348
Liberty Broadband Corp., Class A *	678	109,002
Liberty Broadband Corp., Class C *	3,990	648,175
Liberty Media Corp. - Liberty Formula One, Class A *	674	35,149
Liberty Media Corp. - Liberty Formula One, Class C *	5,468	305,114
Liberty Media Corp. - Liberty SiriusXM, Class A *	2,212	110,113
Liberty Media Corp. - Liberty SiriusXM, Class C *	4,467	220,312
Live Nation Entertainment, Inc. *	2,267	229,307
Madison Square Garden Sports Corp. *	323	61,212
News Corp., Class A	10,699	245,007
SECURITY	NUMBER OF SHARES	VALUE ($)
News Corp., Class B	3,380	76,253
Nexstar Media Group, Inc., Class A	1,037	155,477
Omnicom Group, Inc.	5,875	399,970
Sirius XM Holdings, Inc. (b)	24,797	151,014
Take-Two Interactive Software, Inc. *	2,550	461,550
The Interpublic Group of Cos., Inc.	10,820	395,687
The New York Times Co., Class A	4,557	248,767
The Walt Disney Co. *	47,522	8,034,545
TripAdvisor, Inc. *	1,012	33,366
Twitter, Inc. *	19,240	1,030,110
ViacomCBS, Inc., Class A	220	8,565
ViacomCBS, Inc., Class B	16,063	581,802
Vimeo, Inc. *	346	11,671
World Wrestling Entertainment, Inc., Class A	161	9,835
Zynga, Inc., Class A *	14,541	107,313
		31,183,601

Pharmaceuticals, Biotechnology & Life Sciences 8.4%
Adaptive Biotechnologies Corp. *	316	10,558
Agilent Technologies, Inc.	877	138,119
Amgen, Inc.	2,773	573,928
Biogen, Inc. *	4,090	1,090,721
BioMarin Pharmaceutical, Inc. *	5,033	398,765
Bio-Rad Laboratories, Inc., Class A *	586	465,682
Bristol-Myers Squibb Co.	61,609	3,597,966
Catalent, Inc. *	3,425	472,171
Charles River Laboratories International, Inc. *	84	37,689
Elanco Animal Health, Inc. *	12,267	403,339
Eli Lilly & Co.	4,909	1,250,617
Exact Sciences Corp. *	340	32,375
Exelixis, Inc. *	1,183	25,446
Gilead Sciences, Inc.	34,622	2,246,275
Horizon Therapeutics plc *	4,891	586,480
Incyte Corp. *	747	50,034
Ionis Pharmaceuticals, Inc. *	295	9,402
Iovance Biotherapeutics, Inc. *	2,800	68,068
IQVIA Holdings, Inc. *	2,660	695,377
Jazz Pharmaceuticals plc *	1,631	216,988
Johnson & Johnson	72,663	11,835,349
Merck & Co., Inc.	69,870	6,152,054
Mirati Therapeutics, Inc. *	174	32,889
Natera, Inc. *	165	18,904
Nektar Therapeutics *	4,865	73,753
Organon & Co.	6,992	256,956
PerkinElmer, Inc.	3,087	546,059
Perrigo Co., plc	3,667	165,565
Pfizer, Inc.	153,964	6,734,385
PPD, Inc. *	2,576	121,510
QIAGEN N.V. *	6,254	348,723
Regeneron Pharmaceuticals, Inc. *	2,468	1,579,372
Repligen Corp. *	85	24,693
Royalty Pharma plc, Class A	3,677	145,352
Sage Therapeutics, Inc. *	1,426	57,553
Seagen, Inc. *	395	69,650
Syneos Health, Inc. *	2,448	228,496
Thermo Fisher Scientific, Inc.	9,860	6,242,070
Ultragenyx Pharmaceutical, Inc. *	438	36,757
United Therapeutics Corp. *	1,217	232,155
Vertex Pharmaceuticals, Inc. *	4,287	792,795
Viatris, Inc.	33,314	444,742
Waters Corp. *	122	44,841
Zoetis, Inc.	683	147,665
		48,702,288

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Real Estate 4.8%
Alexandria Real Estate Equities, Inc.	4,249	867,391
American Campus Communities, Inc.	3,744	201,128
American Homes 4 Rent, Class A	7,757	314,934
Americold Realty Trust	7,189	211,860
Apartment Income REIT Corp.	4,310	231,059
AvalonBay Communities, Inc.	3,839	908,615
Boston Properties, Inc.	4,302	488,879
Brixmor Property Group, Inc.	8,175	191,622
Camden Property Trust	2,682	437,434
CBRE Group, Inc., Class A *	8,713	906,849
CoreSite Realty Corp.	264	37,609
Cousins Properties, Inc.	4,108	162,718
CubeSmart	5,546	305,085
CyrusOne, Inc.	3,405	279,278
Digital Realty Trust, Inc.	7,734	1,220,503
Douglas Emmett, Inc.	4,623	151,080
Duke Realty Corp.	10,309	579,778
EPR Properties	2,036	102,228
Equinix, Inc.	715	598,505
Equity LifeStyle Properties, Inc.	2,244	189,640
Equity Residential	10,151	877,046
Essex Property Trust, Inc.	1,785	606,775
Extra Space Storage, Inc.	3,291	649,545
Federal Realty Investment Trust	2,119	255,022
First Industrial Realty Trust, Inc.	3,547	206,542
Gaming & Leisure Properties, Inc.	6,060	293,849
Healthcare Trust of America, Inc., Class A	5,956	198,871
Healthpeak Properties, Inc.	14,848	527,253
Highwoods Properties, Inc.	2,814	126,180
Host Hotels & Resorts, Inc. *	19,554	329,094
Hudson Pacific Properties, Inc.	4,098	105,524
Invitation Homes, Inc.	15,883	655,174
Iron Mountain, Inc.	2,311	105,474
JBG SMITH Properties	3,411	98,441
Jones Lang LaSalle, Inc. *	1,393	359,714
Kilroy Realty Corp.	3,206	216,020
Kimco Realty Corp.	16,015	361,939
Lamar Advertising Co., Class A	288	32,602
Life Storage, Inc.	2,136	285,818
Medical Properties Trust, Inc.	16,326	348,234
Mid-America Apartment Communities, Inc.	3,177	648,775
National Retail Properties, Inc.	4,799	217,683
Omega Healthcare Investors, Inc.	6,585	193,336
Opendoor Technologies, Inc. *	9,896	234,634
Park Hotels & Resorts, Inc. *	6,503	120,501
Prologis, Inc.	20,324	2,946,167
Public Storage	981	325,869
Rayonier, Inc.	3,892	145,288
Realty Income Corp.	10,733	766,658
Regency Centers Corp.	4,652	327,547
Rexford Industrial Realty, Inc.	3,801	255,427
SBA Communications Corp.	2,486	858,490
Simon Property Group, Inc.	1,178	172,671
SL Green Realty Corp.	1,859	130,260
Spirit Realty Capital, Inc.	3,280	160,490
STORE Capital Corp.	6,739	231,350
Sun Communities, Inc.	3,155	618,317
The Howard Hughes Corp. *	1,133	98,718
UDR, Inc.	8,131	451,514
Ventas, Inc.	10,821	577,517
VEREIT, Inc.	6,305	317,142
VICI Properties, Inc.	16,182	474,942
Vornado Realty Trust	4,849	206,713
Welltower, Inc.	11,648	936,499
SECURITY	NUMBER OF SHARES	VALUE ($)
Weyerhaeuser Co.	20,649	737,582
WP Carey, Inc.	5,037	388,403
		27,567,805

Retailing 1.7%
Advance Auto Parts, Inc.	1,804	406,838
AutoNation, Inc. *	1,250	151,400
AutoZone, Inc. *	466	831,735
Bath & Body Works, Inc.	2,846	196,630
Best Buy Co., Inc.	5,308	648,850
Burlington Stores, Inc. *	102	28,182
CarMax, Inc. *	4,109	562,604
Dick's Sporting Goods, Inc.	1,733	215,256
Dollar General Corp.	3,726	825,384
Dollar Tree, Inc. *	6,386	688,155
DoorDash, Inc., Class A *	471	91,751
Foot Locker, Inc.	2,493	118,841
Genuine Parts Co.	3,895	510,673
Kohl's Corp.	4,323	209,795
Leslie's, Inc. *	456	9,430
Lithia Motors, Inc.	735	234,627
LKQ Corp. *	7,508	413,541
Nordstrom, Inc. *	463	13,302
Ollie's Bargain Outlet Holdings, Inc. *	1,806	122,194
O'Reilly Automotive, Inc. *	1,306	812,750
Penske Automotive Group, Inc.	868	92,051
Petco Health & Wellness Co., Inc. *	1,415	34,993
Qurate Retail, Inc., Class A	10,115	105,601
Target Corp.	7,568	1,964,804
The Gap, Inc.	5,554	126,020
Victoria's Secret & Co. *	883	44,565
Vroom, Inc. *	2,408	46,065
Wayfair, Inc., Class A *	921	229,421
Williams-Sonoma, Inc.	494	91,751
		9,827,209

Semiconductors & Semiconductor Equipment 2.7%
Analog Devices, Inc.	8,904	1,544,755
Brooks Automation, Inc.	343	39,942
Cirrus Logic, Inc. *	1,609	130,023
First Solar, Inc. *	2,929	350,279
Intel Corp.	111,472	5,462,128
Marvell Technology, Inc.	22,574	1,546,319
Microchip Technology, Inc.	2,356	174,556
Micron Technology, Inc.	26,635	1,840,479
MKS Instruments, Inc.	229	34,361
NXP Semiconductors N.V.	5,064	1,017,155
ON Semiconductor Corp. *	5,345	256,934
Qorvo, Inc. *	3,056	514,111
Skyworks Solutions, Inc.	2,400	401,112
Texas Instruments, Inc.	9,677	1,814,244
Wolfspeed, Inc. *	3,187	382,791
		15,509,189

Software & Services 4.5%
Accenture plc, Class A	3,435	1,232,444
Akamai Technologies, Inc. *	4,428	466,977
Alliance Data Systems Corp.	1,382	117,815
Amdocs Ltd.	3,575	278,278
ANSYS, Inc. *	1,402	532,171
Automatic Data Processing, Inc.	932	209,225
Black Knight, Inc. *	4,192	293,901
Broadridge Financial Solutions, Inc.	299	53,345
C3.ai, Inc., Class A *	684	30,862
CDK Global, Inc.	2,859	124,424

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ceridian HCM Holding, Inc. *	3,560	445,890
Citrix Systems, Inc.	2,193	207,743
Cloudflare, Inc., Class A *	402	78,277
Cognizant Technology Solutions Corp., Class A	14,518	1,133,711
Concentrix Corp.	1,157	205,576
Datto Holding Corp. *	630	15,057
Dolby Laboratories, Inc., Class A	1,762	155,673
Duck Creek Technologies, Inc. *	1,536	48,384
DXC Technology Co. *	6,887	224,310
Dynatrace, Inc. *	327	24,525
Euronet Worldwide, Inc. *	414	46,447
Fastly, Inc., Class A *	2,932	148,389
Fidelity National Information Services, Inc.	17,085	1,891,993
Fiserv, Inc. *	15,372	1,513,988
FleetCor Technologies, Inc. *	1,732	428,514
Genpact Ltd.	4,792	236,485
Global Payments, Inc.	8,086	1,156,217
GoDaddy, Inc., Class A *	4,155	287,401
Guidewire Software, Inc. *	2,321	291,819
International Business Machines Corp.	24,644	3,082,964
Jack Henry & Associates, Inc.	1,499	249,554
Jamf Holding Corp. *	214	10,197
Mandiant, Inc. *	4,554	79,422
Manhattan Associates, Inc. *	819	148,681
McAfee Corp., Class A	439	9,381
N-Able, Inc. *	1,127	14,989
NCR Corp. *	2,304	91,100
NortonLifeLock, Inc.	11,154	283,869
Nuance Communications, Inc. *	4,843	266,607
Oracle Corp.	3,174	304,514
Paychex, Inc.	1,142	140,786
Paycor HCM, Inc. *	248	8,045
Paysafe Ltd *	11,324	88,327
Pegasystems, Inc.	61	7,242
Procore Technologies, Inc. *	77	7,042
salesforce.com, Inc. *	20,593	6,171,516
Snowflake, Inc., Class A *	322	113,936
SolarWinds Corp.	924	14,876
SS&C Technologies Holdings, Inc.	6,173	490,568
StoneCo Ltd., Class A *	406	13,747
Synopsys, Inc. *	1,531	510,099
Teradata Corp. *	423	23,925
The Western Union Co.	8,403	153,103
Twilio, Inc., Class A *	3,300	961,488
Tyler Technologies, Inc. *	149	80,940
VeriSign, Inc. *	2,715	604,549
VMware, Inc., Class A *	1,397	211,925
WEX, Inc. *	407	60,928
		26,084,161

Technology Hardware & Equipment 2.6%
Amphenol Corp., Class A	4,654	357,288
Arista Networks, Inc. *	178	72,925
Arrow Electronics, Inc. *	1,964	227,333
Avnet, Inc.	2,701	102,935
Ciena Corp. *	4,235	229,918
Cisco Systems, Inc.	116,546	6,523,080
Coherent, Inc. *	67	17,045
Corning, Inc.	13,892	494,138
Dell Technologies, Inc., Class C *	3,833	421,592
F5 Networks, Inc. *	1,665	351,565
Hewlett Packard Enterprise Co.	35,852	525,232
HP, Inc.	21,639	656,311
IPG Photonics Corp. *	923	146,766
Jabil, Inc.	799	47,908
Juniper Networks, Inc.	8,945	264,056
SECURITY	NUMBER OF SHARES	VALUE ($)
Keysight Technologies, Inc. *	2,867	516,117
Littelfuse, Inc.	665	195,876
Lumentum Holdings, Inc. *	2,074	171,271
Motorola Solutions, Inc.	4,580	1,138,542
National Instruments Corp.	3,644	154,761
NetApp, Inc.	2,058	183,779
Pure Storage, Inc., Class A *	459	12,329
SYNNEX Corp.	1,136	119,280
Teledyne Technologies, Inc. *	1,266	568,712
Trimble, Inc. *	6,905	603,290
Ubiquiti, Inc.	19	5,805
ViaSat, Inc. *	1,892	112,933
Vontier Corp.	2,136	72,261
Western Digital Corp. *	8,471	442,949
Xerox Holdings Corp.	3,864	68,779
		14,804,776

Telecommunication Services 2.3%
AT&T, Inc.	196,999	4,976,195
Lumen Technologies, Inc.	30,378	360,283
T-Mobile US, Inc. *	16,247	1,868,893
Verizon Communications, Inc.	114,269	6,055,114
		13,260,485

Transportation 1.9%
Alaska Air Group, Inc. *	3,378	178,358
AMERCO	247	182,036
American Airlines Group, Inc. *	17,612	338,150
C.H. Robinson Worldwide, Inc.	2,936	284,763
Copa Holdings S.A., Class A *	854	63,162
CSX Corp.	62,446	2,258,672
Expeditors International of Washington, Inc.	1,256	154,815
FedEx Corp.	3,823	900,431
GXO Logistics, Inc. *	370	32,856
JB Hunt Transport Services, Inc.	265	52,255
JetBlue Airways Corp. *	8,707	122,159
Kansas City Southern	1,831	568,068
Kirby Corp. *	1,619	84,852
Knight-Swift Transportation Holdings, Inc.	4,433	251,307
Landstar System, Inc.	115	20,218
Norfolk Southern Corp.	6,796	1,991,568
Old Dominion Freight Line, Inc.	224	76,462
Ryder System, Inc.	1,447	122,923
Schneider National, Inc., Class B	1,370	34,168
Southwest Airlines Co. *	16,282	769,813
TuSimple Holdings, Inc., Class A *	773	30,240
Uber Technologies, Inc. *	6,426	281,587
Union Pacific Corp.	6,617	1,597,344
United Airlines Holdings, Inc. *	8,923	411,707
XPO Logistics, Inc. *	370	31,746
		10,839,660

Utilities 4.9%
Alliant Energy Corp.	6,894	389,994
Ameren Corp.	7,014	591,210
American Electric Power Co., Inc.	13,792	1,168,320
American Water Works Co., Inc.	4,999	870,726
Atmos Energy Corp.	3,574	329,237
Avangrid, Inc.	1,566	82,528
Brookfield Renewable Corp., Class A	2,607	107,956
CenterPoint Energy, Inc.	16,353	425,832
CMS Energy Corp.	7,968	480,869
Consolidated Edison, Inc.	9,756	735,602
Dominion Energy, Inc.	22,215	1,686,785

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
DTE Energy Co.	5,316	602,569
Duke Energy Corp.	21,210	2,163,632
Edison International	10,281	646,983
Entergy Corp.	5,526	569,288
Essential Utilities, Inc.	6,200	291,834
Evergy, Inc.	6,299	401,561
Eversource Energy	9,463	803,409
Exelon Corp.	26,910	1,431,343
FirstEnergy Corp.	14,995	577,757
Hawaiian Electric Industries, Inc.	2,932	118,922
IDACORP, Inc.	1,386	144,588
MDU Resources Group, Inc.	5,470	168,093
National Fuel Gas Co.	2,417	138,808
NextEra Energy, Inc.	54,082	4,614,817
NiSource, Inc.	10,739	264,931
NRG Energy, Inc.	3,665	146,197
OGE Energy Corp.	5,462	186,090
PG&E Corp. *	41,631	482,920
Pinnacle West Capital Corp.	3,099	199,854
PPL Corp.	21,229	611,395
Public Service Enterprise Group, Inc.	13,900	886,820
Sempra Energy	8,817	1,125,314
The AES Corp.	18,213	457,693
The Southern Co.	29,157	1,817,064
UGI Corp.	5,710	247,871
Vistra Corp.	13,208	258,745
WEC Energy Group, Inc.	8,699	783,432
Xcel Energy, Inc.	14,840	958,516
		27,969,505
Total Common Stocks (Cost $424,822,508)		572,236,534

INVESTMENT COMPANIES 0.1% OF NET ASSETS

Equity Funds 0.1%
iShares Russell 1000 Value ETF	3,000	493,620
Total Investment Companies (Cost $457,229)		493,620
SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.6% OF NET ASSETS

Money Market Funds 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	3,160,930	3,160,930
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)(d)	241,115	241,115
		3,402,045
Total Short-Term Investments (Cost $3,402,045)		3,402,045
Total Investments in Securities (Cost $428,681,782)		576,132,199

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 1000 Value Index, e-mini, expires 12/17/21	38	3,071,730	10,070
S&P 500 Index, e-mini, expires 12/17/21	1	229,850	6,048
Net Unrealized Appreciation			16,118

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $232,187.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

ETF —	Exchange traded fund
REIT —	Real Estate Investment Trust

Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DIVIDENDS RECEIVED
COMMON STOCKS 0.6% OF NET ASSETS

Diversified Financials 0.6%
The Charles Schwab Corp.	$1,329,909	$904,113	($251,103)	$3,895	$1,410,705	$3,397,519	41,418	$25,665

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$572,236,534	$—	$—	$572,236,534
Investment Companies[1]	493,620	—	—	493,620
Short-Term Investments[1]	3,402,045	—	—	3,402,045
Futures Contracts[2]	16,118	—	—	16,118
Total	$576,148,317	$—	$—	$576,148,317

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $1,761,440)		$3,397,519
Investments in securities, at value - unaffiliated (cost $426,920,342) including securities on loan of $232,187		572,734,680
Cash		45,118
Deposit with broker for futures contracts		243,500
Receivables:
Dividends		625,917
Fund shares sold		462,360
Income from securities on loan	+	727
Total assets		577,509,821
Liabilities
Collateral held for securities on loan		241,115
Payables:
Fund shares redeemed		1,277,410
Investment adviser fees		16,728
Variation margin on futures contracts	+	2,435
Total liabilities		1,537,688
Net assets		$575,972,133
Net Assets by Source
Capital received from investors		$428,518,841
Total distributable earnings	+	147,453,292
Net assets		$575,972,133

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$575,972,133		10,734,901		$53.65

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$25,665
Dividends received from securities - unaffiliated (net of foreign withholding tax of $1,049)		9,690,901
Securities on loan, net	+	7,609
Total investment income		9,724,175
Expenses
Investment adviser fees	+	169,611
Total expenses	–	169,611
Net investment income		9,554,564
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - affiliated		3,895
Net realized gains on sales of securities - unaffiliated		17,892,497
Net realized gains on futures contracts	+	800,021
Net realized gains		18,696,413
Net change in unrealized appreciation (depreciation) on securities - affiliated		1,410,705
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		124,113,290
Net change in unrealized appreciation (depreciation) on futures contracts	+	74,542
Net change in unrealized appreciation (depreciation)	+	125,598,537
Net realized and unrealized gains		144,294,950
Increase in net assets resulting from operations		$153,849,514

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Large-Cap Value Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$9,554,564	$6,981,568
Net realized gains (losses)		18,696,413	(24,790,374)
Net change in unrealized appreciation (depreciation)	+	125,598,537	7,157,519
Increase (decrease) in net assets from operations		$153,849,514	($10,651,287)
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($7,759,956)	($9,633,049)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,972,069	$193,635,977	7,976,599	$290,627,433
Shares reinvested		129,214	5,614,330	182,880	7,979,022
Shares redeemed	+	(2,064,619)	(100,690,119)	(4,389,206)	(159,213,048)
Net transactions in fund shares		2,036,664	$98,560,188	3,770,273	$139,393,407
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,698,237	$331,322,387	4,927,964	$212,213,316
Total increase	+	2,036,664	244,649,746	3,770,273	119,109,071
End of period		10,734,901	$575,972,133	8,698,237	$331,322,387

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	12/20/17 [1]– 10/31/18
Per-Share Data
Net asset value at beginning of period	$44.98	$44.29	$39.55	$40.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.69	0.72	0.70	0.59
Net realized and unrealized gains (losses)	19.54	1.09	4.54	(1.04)
Total from investment operations	20.23	1.81	5.24	(0.45)
Less distributions:
Distributions from net investment income	(0.77)	(0.64)	(0.42)	—
Distributions from net realized gains	—	(0.48)	(0.08)	—
Total distributions	(0.77)	(1.12)	(0.50)	—
Net asset value at end of period	$64.44	$44.98	$44.29	$39.55
Total return	45.35%	4.04%	13.61%	(1.13%) [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.04% [4]	0.05% [5,6]
Net operating expenses	N/A	N/A	N/A	0.03% [5,6]
Net investment income (loss)	1.19%	1.69%	1.67%	1.65% [5]
Portfolio turnover rate	14%	29%	21%	15% [3]
Net assets, end of period (x 1,000,000)	$891	$483	$357	$171

[1]	Commencement of operations.
[2]	Calculated based on the average shares outstanding during the period.
[3]	Not annualized.
[4]	Effective December 20, 2018, the annual operating expense ratio was reduced to 0.04%. The ratio presented for period ended 10/31/19 is a blended ratio.
[5]	Annualized.
[6]	The investment adviser voluntarily agreed to waive the fund’s management fees to 0.00% beginning with the fund’s commencement of operations through June 30, 2018. The ratio presented for period ended 10/31/18 is a blended ratio.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.3% OF NET ASSETS

Automobiles & Components 0.8%
Aptiv plc *	20,482	3,541,133
BorgWarner, Inc.	18,168	818,832
Gentex Corp.	18,133	641,727
Harley-Davidson, Inc.	11,637	424,634
Lear Corp.	4,551	782,089
QuantumScape Corp. *	15,616	451,927
Thor Industries, Inc.	4,046	412,530
		7,072,872

Banks 3.4%
Bank of Hawaii Corp.	3,012	254,514
Bank OZK	9,341	417,262
BOK Financial Corp.	2,323	235,018
Citizens Financial Group, Inc.	32,233	1,527,200
Comerica, Inc.	10,150	863,664
Commerce Bancshares, Inc.	8,067	568,804
Cullen/Frost Bankers, Inc.	4,329	560,606
East West Bancorp, Inc.	10,706	850,913
F.N.B. Corp.	24,039	280,054
Fifth Third Bancorp	52,255	2,274,660
First Citizens BancShares, Inc., Class A	459	373,580
First Hawaiian, Inc.	9,833	271,292
First Horizon Corp.	41,565	705,358
First Republic Bank	13,517	2,924,133
Huntington Bancshares, Inc.	111,230	1,750,760
KeyCorp	72,326	1,683,026
M&T Bank Corp.	9,733	1,431,919
MGIC Investment Corp.	25,677	414,940
New York Community Bancorp, Inc.	34,283	426,138
PacWest Bancorp	8,794	417,451
People's United Financial, Inc.	32,318	553,931
Pinnacle Financial Partners, Inc.	5,636	544,269
Popular, Inc.	6,014	489,780
Prosperity Bancshares, Inc.	6,781	510,677
Regions Financial Corp.	72,944	1,727,314
Rocket Cos., Inc., Class A	10,499	173,024
Signature Bank	4,501	1,340,488
Sterling Bancorp	14,452	367,803
SVB Financial Group *	4,296	3,081,950
Synovus Financial Corp.	11,024	513,608
TFS Financial Corp.	3,757	73,111
Umpqua Holdings Corp.	16,740	342,333
UWM Holdings Corp.	6,964	47,355
Webster Financial Corp.	6,823	381,815
Western Alliance Bancorp	7,648	887,856
Wintrust Financial Corp.	4,304	380,904
Zions Bancorp NA	12,108	762,683
		30,410,193

Capital Goods 9.4%
A.O. Smith Corp.	10,038	733,477
Acuity Brands, Inc.	2,682	550,963
SECURITY	NUMBER OF SHARES	VALUE ($)
Advanced Drainage Systems, Inc.	4,592	517,978
AECOM *	10,344	707,219
AGCO Corp.	4,743	579,642
Air Lease Corp.	8,130	325,607
Allegion plc	6,811	873,851
Allison Transmission Holdings, Inc.	7,939	264,845
AMETEK, Inc.	17,498	2,316,735
Armstrong World Industries, Inc.	3,615	381,925
Axon Enterprise, Inc. *	4,922	885,763
Builders FirstSource, Inc. *	15,546	905,865
BWX Technologies, Inc.	7,224	409,890
Carlisle Cos., Inc.	3,897	868,719
Carrier Global Corp.	66,008	3,447,598
ChargePoint Holdings, Inc. *	7,972	197,546
Colfax Corp. *	8,871	457,921
Core & Main, Inc., Class A *	2,661	72,805
Crane Co.	3,752	387,507
Cummins, Inc.	10,892	2,612,337
Curtiss-Wright Corp.	3,095	395,170
Donaldson Co., Inc.	9,559	573,636
Dover Corp.	10,892	1,841,619
Fastenal Co.	43,553	2,486,005
Flowserve Corp.	9,893	332,603
Fortive Corp.	24,797	1,877,381
Fortune Brands Home & Security, Inc.	10,482	1,062,875
Gates Industrial Corp. plc *	7,144	117,447
Generac Holdings, Inc. *	4,654	2,320,298
Graco, Inc.	12,737	957,568
HEICO Corp.	3,407	474,902
HEICO Corp., Class A	5,957	748,676
Hexcel Corp. *	6,355	360,583
Howmet Aerospace, Inc.	29,348	871,342
Hubbell, Inc.	4,105	818,414
Huntington Ingalls Industries, Inc.	2,993	606,771
IDEX Corp.	5,762	1,282,448
Ingersoll Rand, Inc. *	30,774	1,654,410
ITT, Inc.	6,547	615,876
Lennox International, Inc.	2,542	760,770
Lincoln Electric Holdings, Inc.	4,361	621,006
Masco Corp.	18,694	1,225,392
MasTec, Inc. *	4,245	378,357
Mercury Systems, Inc. *	4,174	215,128
MSC Industrial Direct Co., Inc., Class A	3,417	287,267
Nordson Corp.	4,404	1,119,541
nVent Electric plc	12,662	448,868
Oshkosh Corp.	5,185	554,795
Otis Worldwide Corp.	32,627	2,620,274
Owens Corning	7,803	728,878
PACCAR, Inc.	25,864	2,317,932
Parker-Hannifin Corp.	9,765	2,896,201
Pentair plc	12,541	927,658
Plug Power, Inc. *	38,826	1,485,871
Quanta Services, Inc.	10,498	1,273,197
Regal Rexnord Corp.	5,115	779,168
Rockwell Automation, Inc.	8,810	2,813,914
Sensata Technologies Holding plc *	11,801	650,235
Shoals Technologies Group, Inc., Class A *	7,768	240,730
SiteOne Landscape Supply, Inc. *	3,345	785,941

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Snap-on, Inc.	4,050	823,081
Spirit AeroSystems Holdings, Inc., Class A	7,967	328,957
Stanley Black & Decker, Inc.	12,251	2,201,872
Sunrun, Inc. *	15,124	872,352
Textron, Inc.	17,116	1,264,017
The AZEK Co., Inc. *	8,483	311,241
The Middleby Corp. *	4,179	762,417
The Timken Co.	4,855	344,462
The Toro Co.	8,150	778,080
Trane Technologies plc	18,118	3,278,090
TransDigm Group, Inc. *	3,923	2,447,246
Trex Co., Inc. *	8,779	934,086
United Rentals, Inc. *	5,488	2,080,556
Univar Solutions, Inc. *	12,653	323,664
Valmont Industries, Inc.	1,583	378,274
Vertiv Holdings Co.	21,347	548,191
Virgin Galactic Holdings, Inc. *(a)	13,521	253,519
W.W. Grainger, Inc.	3,526	1,632,926
Watsco, Inc.	2,478	717,579
Westinghouse Air Brake Technologies Corp.	13,761	1,248,536
Woodward, Inc.	4,360	492,462
Xylem, Inc.	13,587	1,774,326
		83,823,274

Commercial & Professional Services 3.5%
ADT, Inc.	11,856	98,998
Booz Allen Hamilton Holding Corp.	10,105	877,720
CACI International, Inc., Class A *	1,765	507,685
Cintas Corp.	6,631	2,871,886
Clarivate plc *	32,981	773,404
Clean Harbors, Inc. *	3,831	431,141
Copart, Inc. *	15,867	2,463,986
CoStar Group, Inc. *	29,731	2,558,353
Driven Brands Holdings, Inc. *	4,030	130,854
Dun & Bradstreet Holdings, Inc. *	12,146	228,831
Equifax, Inc.	9,196	2,551,246
FTI Consulting, Inc. *	2,536	364,981
IAA, Inc. *	10,229	610,160
IHS Markit Ltd.	28,340	3,704,605
Jacobs Engineering Group, Inc.	9,807	1,377,099
LegalZoom.com, Inc. *	1,439	40,350
Leidos Holdings, Inc.	10,710	1,070,786
ManpowerGroup, Inc.	4,127	398,875
MSA Safety, Inc.	2,784	426,035
Nielsen Holdings plc	27,123	549,241
Republic Services, Inc.	15,951	2,147,005
Robert Half International, Inc.	8,334	942,325
Rollins, Inc.	17,209	606,273
Science Applications International Corp.	4,403	395,301
Stericycle, Inc. *	6,947	464,893
TransUnion	14,526	1,674,702
Verisk Analytics, Inc.	12,048	2,533,333
		30,800,068

Consumer Durables & Apparel 3.3%
Brunswick Corp.	5,904	549,603
Capri Holdings Ltd. *	11,204	596,501
Carter's, Inc.	3,254	320,584
Columbia Sportswear Co.	3,023	313,908
D.R. Horton, Inc.	25,244	2,253,532
Deckers Outdoor Corp. *	2,078	821,454
Garmin Ltd.	11,489	1,649,820
Hanesbrands, Inc.	26,358	449,140
Hasbro, Inc.	9,705	929,351
Hayward Holdings, Inc. *	2,949	68,387
SECURITY	NUMBER OF SHARES	VALUE ($)
Leggett & Platt, Inc.	10,081	472,295
Lennar Corp., Class A	20,618	2,060,357
Lennar Corp., Class B	1,165	95,623
Lululemon Athletica, Inc. *	8,657	4,034,249
Mattel, Inc. *	26,453	576,940
Mohawk Industries, Inc. *	4,291	760,408
Newell Brands, Inc.	28,864	660,697
NVR, Inc. *	245	1,199,226
Peloton Interactive, Inc., Class A *	20,038	1,832,275
Polaris, Inc.	4,330	497,733
PulteGroup, Inc.	19,612	942,945
PVH Corp. *	5,385	588,742
Ralph Lauren Corp.	3,596	457,303
Skechers U.S.A., Inc., Class A *	10,008	462,470
Tapestry, Inc.	21,174	825,362
Tempur Sealy International, Inc.	13,823	614,709
Toll Brothers, Inc.	8,527	513,070
TopBuild Corp. *	2,503	643,196
Under Armour, Inc., Class A *	14,281	313,611
Under Armour, Inc., Class C *	15,037	283,899
VF Corp.	24,578	1,791,245
Whirlpool Corp.	4,649	980,149
YETI Holdings, Inc. *	6,476	636,785
		29,195,569

Consumer Services 3.9%
Aramark	17,404	634,898
Boyd Gaming Corp. *	6,232	397,477
Bright Horizons Family Solutions, Inc. *	4,610	765,260
Caesars Entertainment, Inc. *	15,475	1,693,894
Carnival Corp. *	64,642	1,432,467
Chegg, Inc. *	10,852	645,043
Chipotle Mexican Grill, Inc. *	2,130	3,789,334
Choice Hotels International, Inc.	2,649	372,502
Churchill Downs, Inc.	2,797	643,310
Darden Restaurants, Inc.	9,868	1,422,374
Domino’s Pizza, Inc.	2,786	1,362,270
DraftKings, Inc., Class A *	23,043	1,073,573
Expedia Group, Inc. *	11,005	1,809,332
Frontdoor, Inc. *	6,498	242,245
Grand Canyon Education, Inc. *	3,378	269,227
H&R Block, Inc.	13,483	311,053
Hilton Worldwide Holdings, Inc. *	20,796	2,993,584
Hyatt Hotels Corp., Class A *	3,576	304,675
Marriott Vacations Worldwide Corp.	3,161	496,972
MGM Resorts International	30,422	1,434,702
Mister Car Wash, Inc. *	3,069	56,286
Norwegian Cruise Line Holdings Ltd. *	28,013	720,494
Penn National Gaming, Inc. *	12,492	894,427
Planet Fitness, Inc., Class A *	6,323	502,995
Royal Caribbean Cruises Ltd. *	16,632	1,404,240
Service Corp. International	12,417	850,440
Six Flags Entertainment Corp. *	5,843	240,323
Terminix Global Holdings, Inc. *	9,478	383,669
The Wendy's Co.	13,567	302,544
Travel & Leisure Co.	6,403	347,939
Vail Resorts, Inc.	3,028	1,043,782
Wyndham Hotels & Resorts, Inc.	6,955	587,489
Wynn Resorts Ltd. *	8,023	720,465
Yum China Holdings, Inc.	31,943	1,823,307
Yum! Brands, Inc.	22,644	2,829,141
		34,801,733

Diversified Financials 5.4%
Affiliated Managers Group, Inc.	3,118	523,450
AGNC Investment Corp.	39,807	633,727

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ally Financial, Inc.	27,340	1,305,212
Ameriprise Financial, Inc.	8,631	2,607,684
Annaly Capital Management, Inc.	105,926	896,134
Apollo Global Management, Inc.	13,752	1,058,216
Ares Management Corp., Class A	10,434	884,177
Cboe Global Markets, Inc.	8,069	1,064,624
Credit Acceptance Corp. *	662	396,015
Discover Financial Services	22,716	2,574,177
Equitable Holdings, Inc.	28,013	938,435
Evercore, Inc., Class A	2,931	445,043
FactSet Research Systems, Inc.	2,877	1,277,072
Franklin Resources, Inc.	21,935	690,733
Interactive Brokers Group, Inc., Class A	6,090	431,477
Invesco Ltd.	25,334	643,737
Janus Henderson Group plc	12,958	602,547
Jefferies Financial Group, Inc.	16,596	713,628
KKR & Co., Inc.	42,226	3,364,145
Lazard Ltd., Class A	7,604	372,520
LPL Financial Holdings, Inc.	6,040	990,681
MarketAxess Holdings, Inc.	2,835	1,158,579
Morningstar, Inc.	1,776	562,548
MSCI, Inc.	6,087	4,047,125
Nasdaq, Inc.	8,832	1,853,572
New Residential Investment Corp.	32,823	372,869
Northern Trust Corp.	15,581	1,917,086
OneMain Holdings, Inc.	7,877	415,984
Raymond James Financial, Inc.	14,013	1,381,542
Santander Consumer USA Holdings, Inc.	4,552	189,818
SEI Investments Co.	8,215	517,874
SLM Corp.	23,137	424,564
Starwood Property Trust, Inc.	20,829	530,515
State Street Corp.	27,705	2,730,328
Stifel Financial Corp.	7,741	564,087
Synchrony Financial	43,140	2,003,853
T. Rowe Price Group, Inc.	17,102	3,709,082
The Carlyle Group, Inc.	12,321	691,824
Tradeweb Markets, Inc., Class A	7,964	709,592
Upstart Holdings, Inc. *	3,421	1,101,699
Virtu Financial, Inc., Class A	6,938	172,617
Voya Financial, Inc.	8,547	596,324
		48,064,916

Energy 3.9%
Antero Midstream Corp.	25,257	268,734
APA Corp.	28,620	750,130
Baker Hughes Co.	55,937	1,402,900
Cheniere Energy, Inc. *	17,781	1,838,555
Continental Resources, Inc.	4,913	239,804
Coterra Energy, Inc.	60,411	1,287,963
Devon Energy Corp.	51,174	2,051,054
Diamondback Energy, Inc.	13,708	1,469,360
DTE Midstream LLC *	7,301	350,156
EQT Corp. *	23,113	460,180
Halliburton Co.	67,248	1,680,527
Hess Corp.	21,052	1,738,264
HollyFrontier Corp.	11,378	384,576
Marathon Oil Corp.	59,498	971,007
Marathon Petroleum Corp.	48,401	3,191,078
New Fortress Energy, Inc.	1,972	59,160
NOV, Inc. *	29,601	415,006
Occidental Petroleum Corp.	64,152	2,151,017
ONEOK, Inc.	33,678	2,142,594
Phillips 66	33,242	2,485,837
Pioneer Natural Resources Co.	16,385	3,063,667
Targa Resources Corp.	17,101	934,912
Texas Pacific Land Corp.	446	568,057
SECURITY	NUMBER OF SHARES	VALUE ($)
The Williams Cos., Inc.	92,295	2,592,567
Valero Energy Corp.	30,996	2,396,921
		34,894,026

Food & Staples Retailing 0.4%
Albertsons Cos., Inc., Class A	11,817	365,736
Casey's General Stores, Inc.	2,800	536,312
Grocery Outlet Holding Corp. *	6,630	147,120
The Kroger Co.	56,750	2,271,135
U.S. Foods Holding Corp. *	16,750	580,722
		3,901,025

Food, Beverage & Tobacco 2.3%
Archer-Daniels-Midland Co.	42,266	2,715,168
Beyond Meat, Inc. *(a)	4,351	430,662
Brown-Forman Corp., Class A	3,457	221,352
Brown-Forman Corp., Class B	13,911	944,418
Bunge Ltd.	10,425	965,772
Campbell Soup Co.	14,836	592,698
Conagra Brands, Inc.	35,535	1,144,227
Darling Ingredients, Inc. *	12,259	1,036,131
Flowers Foods, Inc.	14,240	352,440
Freshpet, Inc. *	3,099	483,165
Hormel Foods Corp.	21,459	908,145
Ingredion, Inc.	5,096	485,292
Kellogg Co.	19,097	1,170,646
Lamb Weston Holdings, Inc.	11,083	625,635
McCormick & Co., Inc. - Non Voting Shares	18,934	1,519,075
Molson Coors Beverage Co., Class B	13,573	598,434
Pilgrim's Pride Corp. *	3,578	100,756
Post Holdings, Inc. *	4,479	454,529
Seaboard Corp.	19	73,150
The Boston Beer Co., Inc., Class A *	709	349,168
The Hain Celestial Group, Inc. *	6,333	284,162
The Hershey Co.	11,106	1,947,437
The JM Smucker Co.	7,957	977,597
Tyson Foods, Inc., Class A	21,799	1,743,266
		20,123,325

Health Care Equipment & Services 5.8%
ABIOMED, Inc. *	3,362	1,116,318
Acadia Healthcare Co., Inc. *	6,728	417,136
agilon health, Inc. *	5,200	127,400
Amedisys, Inc. *	2,431	411,666
AmerisourceBergen Corp.	11,269	1,375,043
Cardinal Health, Inc.	22,035	1,053,493
Cerner Corp.	22,438	1,666,919
Certara, Inc. *	6,305	260,460
Change Healthcare, Inc. *	19,039	409,910
Chemed Corp.	1,167	562,786
DaVita, Inc. *	5,256	542,629
Dentsply Sirona, Inc.	16,488	943,278
DexCom, Inc. *	7,317	4,560,028
Encompass Health Corp.	7,412	471,107
Envista Holdings Corp. *	12,218	477,724
Figs, Inc., Class A *	2,847	95,688
Globus Medical, Inc., Class A *	5,871	453,065
Guardant Health, Inc. *	6,813	795,690
Henry Schein, Inc. *	10,684	815,723
Hill-Rom Holdings, Inc.	5,046	781,625
Hologic, Inc. *	19,039	1,395,749
ICU Medical, Inc. *	1,514	354,473
IDEXX Laboratories, Inc. *	6,423	4,278,617
Insulet Corp. *	5,017	1,555,370

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Integra LifeSciences Holdings Corp. *	5,480	364,201
Laboratory Corp. of America Holdings *	7,318	2,100,412
Masimo Corp. *	3,796	1,076,318
McKesson Corp.	11,761	2,444,877
Molina Healthcare, Inc. *	4,375	1,293,775
Novocure Ltd. *	7,766	796,559
Oak Street Health, Inc. *	7,467	352,666
Penumbra, Inc. *	2,562	708,521
Premier, Inc., Class A	9,244	360,054
Quest Diagnostics, Inc.	9,251	1,357,862
Quidel Corp. *	2,793	370,827
ResMed, Inc.	10,921	2,871,240
Signify Health, Inc., Class A *	4,723	75,899
STERIS plc	6,475	1,513,467
Tandem Diabetes Care, Inc. *	4,629	631,072
Teladoc Health, Inc. *	11,464	1,714,900
Teleflex, Inc.	3,546	1,265,709
The Cooper Cos., Inc.	3,673	1,531,347
Universal Health Services, Inc., Class B	5,594	694,215
Veeva Systems, Inc., Class A *	10,397	3,295,953
Zimmer Biomet Holdings, Inc.	15,844	2,267,593
		52,009,364

Household & Personal Products 0.5%
Church & Dwight Co., Inc.	18,614	1,626,119
Coty, Inc., Class A *	25,774	218,563
Herbalife Nutrition Ltd. *	7,982	370,365
Reynolds Consumer Products, Inc.	4,156	112,129
Spectrum Brands Holdings, Inc.	3,189	298,969
The Clorox Co.	9,321	1,519,416
		4,145,561

Insurance 3.7%
Aflac, Inc.	50,306	2,699,923
Alleghany Corp. *	1,024	667,013
American Financial Group, Inc.	5,147	700,198
Arch Capital Group Ltd. *	28,929	1,209,811
Arthur J. Gallagher & Co.	15,547	2,606,766
Assurant, Inc.	4,449	717,668
Assured Guaranty Ltd.	5,359	297,853
Athene Holding Ltd., Class A *	8,759	762,121
Axis Capital Holdings Ltd.	5,895	306,953
Brighthouse Financial, Inc. *	6,297	316,298
Brown & Brown, Inc.	17,783	1,122,285
Cincinnati Financial Corp.	11,367	1,380,409
CNA Financial Corp.	2,069	92,815
Erie Indemnity Co., Class A	1,908	392,685
Everest Re Group Ltd.	3,007	786,331
Fidelity National Financial, Inc.	20,691	991,306
First American Financial Corp.	8,075	590,606
Globe Life, Inc.	7,595	676,107
GoHealth, Inc., Class A *	3,811	20,579
Kemper Corp.	4,555	289,151
Lemonade, Inc. *(a)	2,912	181,010
Lincoln National Corp.	14,188	1,023,664
Loews Corp.	16,444	922,015
Markel Corp. *	1,026	1,347,271
Mercury General Corp.	2,034	110,833
Old Republic International Corp.	21,237	548,552
Primerica, Inc.	2,978	501,019
Principal Financial Group, Inc.	20,112	1,349,314
Prudential Financial, Inc.	29,328	3,227,546
Reinsurance Group of America, Inc.	5,156	608,820
RenaissanceRe Holdings Ltd.	3,537	501,547
The Hanover Insurance Group, Inc.	2,715	342,090
SECURITY	NUMBER OF SHARES	VALUE ($)
The Hartford Financial Services Group, Inc.	26,315	1,919,153
Unum Group	15,432	393,053
W.R. Berkley Corp.	10,470	833,412
White Mountains Insurance Group Ltd.	229	241,593
Willis Towers Watson plc	9,748	2,361,745
		33,039,515

Materials 5.2%
Albemarle Corp.	8,822	2,209,646
Alcoa Corp.	14,176	651,387
Amcor plc	116,934	1,411,393
AptarGroup, Inc.	4,988	602,451
Ardagh Metal Packaging S.A. *	2,913	28,693
Ashland Global Holdings, Inc.	4,175	400,842
Avery Dennison Corp.	6,281	1,367,499
Axalta Coating Systems Ltd. *	15,657	488,342
Ball Corp.	24,398	2,231,929
Berry Global Group, Inc. *	10,246	671,523
Celanese Corp.	8,432	1,361,852
CF Industries Holdings, Inc.	16,223	921,466
Cleveland-Cliffs, Inc. *	34,567	833,410
Corteva, Inc.	56,026	2,417,522
Crown Holdings, Inc.	9,583	996,536
Diversey Holdings Ltd. *	3,799	66,103
Eagle Materials, Inc.	3,115	462,141
Eastman Chemical Co.	10,298	1,071,301
Element Solutions, Inc.	17,606	399,832
FMC Corp.	9,774	889,532
Graphic Packaging Holding Co.	21,454	427,578
Huntsman Corp.	16,000	521,280
International Flavors & Fragrances, Inc.	18,905	2,787,542
International Paper Co.	29,704	1,475,398
Louisiana-Pacific Corp.	7,215	425,180
LyondellBasell Industries N.V., Class A	19,948	1,851,573
Martin Marietta Materials, Inc.	4,721	1,854,598
NewMarket Corp.	507	172,385
Nucor Corp.	22,300	2,489,795
Olin Corp.	10,906	621,424
Packaging Corp. of America	7,111	976,838
PPG Industries, Inc.	17,968	2,885,122
Reliance Steel & Aluminum Co.	4,810	703,030
Royal Gold, Inc.	4,957	490,842
RPM International, Inc.	9,683	844,358
Sealed Air Corp.	11,363	674,053
Silgan Holdings, Inc.	6,324	254,225
Sonoco Products Co.	7,439	431,090
Steel Dynamics, Inc.	14,713	972,235
Sylvamo Corp. *	2,736	77,046
The Chemours Co.	12,526	350,979
The Mosaic Co.	26,210	1,089,550
The Scotts Miracle-Gro Co.	3,118	462,898
United States Steel Corp.	20,284	535,295
Valvoline, Inc.	13,751	466,984
Vulcan Materials Co.	10,037	1,908,235
Westlake Chemical Corp.	2,507	244,031
WestRock Co.	20,012	962,577
		46,439,541

Media & Entertainment 3.8%
Altice USA, Inc., Class A *	16,296	265,625
Cable One, Inc.	410	701,596
Discovery, Inc., Class A *(a)	12,560	294,406
Discovery, Inc., Class C *	23,896	539,094
DISH Network Corp., Class A *	18,852	774,252
Fox Corp., Class A	24,245	963,496

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Fox Corp., Class B	11,485	424,486
IAC/InterActiveCorp. *	5,800	883,746
Liberty Broadband Corp., Class A *	1,869	300,479
Liberty Broadband Corp., Class C *	10,990	1,785,326
Liberty Media Corp. - Liberty Formula One, Class A *	1,923	100,285
Liberty Media Corp. - Liberty Formula One, Class C *	15,015	837,837
Liberty Media Corp. - Liberty SiriusXM, Class A *	6,053	301,318
Liberty Media Corp. - Liberty SiriusXM, Class C *	12,315	607,376
Live Nation Entertainment, Inc. *	10,187	1,030,415
Madison Square Garden Sports Corp. *	1,426	270,241
Match Group, Inc. *	20,973	3,162,309
News Corp., Class A	29,647	678,916
News Corp., Class B	9,114	205,612
Nexstar Media Group, Inc., Class A	3,056	458,186
Omnicom Group, Inc.	16,167	1,100,649
Pinterest, Inc., Class A *	42,088	1,878,808
Playtika Holding Corp. *	7,910	223,695
Roku, Inc. *	8,838	2,694,706
Sirius XM Holdings, Inc. (a)	68,441	416,806
Skillz, Inc. *(a)	22,282	249,113
Spotify Technology S.A. *	10,372	3,001,657
Take-Two Interactive Software, Inc. *	8,765	1,586,465
The Interpublic Group of Cos., Inc.	29,740	1,087,592
The New York Times Co., Class A	12,519	683,412
TripAdvisor, Inc. *	7,444	245,429
Twitter, Inc. *	59,210	3,170,103
ViacomCBS, Inc., Class A	594	23,124
ViacomCBS, Inc., Class B	44,278	1,603,749
Vimeo, Inc. *	10,929	368,635
World Wrestling Entertainment, Inc., Class A	3,370	205,873
Zynga, Inc., Class A *	75,766	559,153
		33,683,970

Pharmaceuticals, Biotechnology & Life Sciences 5.6%
10X Genomics, Inc., Class A *	6,345	1,023,258
Acceleron Pharma, Inc. *	4,002	697,068
Adaptive Biotechnologies Corp. *	8,226	274,831
Agilent Technologies, Inc.	23,097	3,637,547
Alnylam Pharmaceuticals, Inc. *	9,000	1,436,040
Avantor, Inc. *	43,996	1,776,558
BioMarin Pharmaceutical, Inc. *	13,842	1,096,702
Bio-Rad Laboratories, Inc., Class A *	1,610	1,279,435
Bio-Techne Corp.	2,937	1,537,960
Bruker Corp.	7,775	624,332
Catalent, Inc. *	12,326	1,699,262
Charles River Laboratories International, Inc. *	3,781	1,696,459
CureVac N.V. *	4,063	162,804
Elanco Animal Health, Inc. *	33,776	1,110,555
Exact Sciences Corp. *	12,955	1,233,575
Exelixis, Inc. *	23,482	505,098
Horizon Therapeutics plc *	16,567	1,986,549
Incyte Corp. *	14,019	938,993
Ionis Pharmaceuticals, Inc. *	10,623	338,555
Iovance Biotherapeutics, Inc. *	11,124	270,424
IQVIA Holdings, Inc. *	14,478	3,784,839
Jazz Pharmaceuticals plc *	4,502	598,946
Maravai LifeSciences Holdings, Inc., Class A *	7,735	327,113
Mettler-Toledo International, Inc. *	1,742	2,579,693
Mirati Therapeutics, Inc. *	2,978	562,902
SECURITY	NUMBER OF SHARES	VALUE ($)
Natera, Inc. *	6,336	725,916
Nektar Therapeutics *	13,446	203,841
Neurocrine Biosciences, Inc. *	7,099	748,306
Novavax, Inc. *	5,603	833,894
Organon & Co.	19,247	707,327
PerkinElmer, Inc.	8,499	1,503,388
Perrigo Co., plc	10,108	456,376
PPD, Inc. *	12,156	573,399
QIAGEN N.V. *	17,218	960,076
Repligen Corp. *	4,152	1,206,156
Royalty Pharma plc, Class A	24,675	975,403
Sage Therapeutics, Inc. *	3,887	156,879
Sarepta Therapeutics, Inc. *	6,237	493,534
Seagen, Inc. *	10,125	1,785,341
Sotera Health Co. *	7,529	185,966
Syneos Health, Inc. *	7,728	721,332
Ultragenyx Pharmaceutical, Inc. *	4,889	410,285
United Therapeutics Corp. *	3,348	638,664
Viatris, Inc.	91,715	1,224,395
Waters Corp. *	4,640	1,705,432
West Pharmaceutical Services, Inc.	5,578	2,397,871
		49,793,279

Real Estate 7.9%
Alexandria Real Estate Equities, Inc.	11,708	2,390,071
American Campus Communities, Inc.	10,386	557,936
American Homes 4 Rent, Class A	21,454	871,032
Americold Realty Trust	19,795	583,359
Apartment Income REIT Corp.	11,876	636,672
AvalonBay Communities, Inc.	10,581	2,504,311
Boston Properties, Inc.	11,845	1,346,066
Brixmor Property Group, Inc.	22,463	526,533
Camden Property Trust	7,379	1,203,515
CBRE Group, Inc., Class A *	25,341	2,637,491
CoreSite Realty Corp.	3,323	473,395
Cousins Properties, Inc.	11,236	445,058
CubeSmart	15,226	837,582
CyrusOne, Inc.	9,401	771,070
Douglas Emmett, Inc.	12,641	413,108
Duke Realty Corp.	28,400	1,597,216
EPR Properties	5,638	283,084
Equity LifeStyle Properties, Inc.	13,181	1,113,926
Equity Residential	27,976	2,417,126
Essex Property Trust, Inc.	4,918	1,671,776
Extra Space Storage, Inc.	9,952	1,964,226
Federal Realty Investment Trust	5,861	705,371
First Industrial Realty Trust, Inc.	9,752	567,859
Gaming & Leisure Properties, Inc.	16,721	810,801
Healthcare Trust of America, Inc., Class A	16,507	551,169
Healthpeak Properties, Inc.	40,902	1,452,430
Highwoods Properties, Inc.	7,814	350,380
Host Hotels & Resorts, Inc. *	53,637	902,711
Hudson Pacific Properties, Inc.	11,191	288,168
Invitation Homes, Inc.	43,755	1,804,894
Iron Mountain, Inc.	21,735	991,985
JBG SMITH Properties	9,400	271,284
Jones Lang LaSalle, Inc. *	3,831	989,279
Kilroy Realty Corp.	8,823	594,494
Kimco Realty Corp.	44,067	995,914
Lamar Advertising Co., Class A	6,536	739,875
Life Storage, Inc.	5,901	789,613
Medical Properties Trust, Inc.	44,821	956,032
Mid-America Apartment Communities, Inc.	8,756	1,788,063
National Retail Properties, Inc.	13,274	602,109
Omega Healthcare Investors, Inc.	18,102	531,475
Opendoor Technologies, Inc. *	34,103	808,582

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Park Hotels & Resorts, Inc. *	17,853	330,816
Rayonier, Inc.	10,668	398,237
Realty Income Corp.	29,563	2,111,685
Regency Centers Corp.	12,808	901,811
Rexford Industrial Realty, Inc.	10,456	702,643
SBA Communications Corp.	8,222	2,839,303
Simon Property Group, Inc.	24,758	3,629,028
SL Green Realty Corp.	5,060	354,554
Spirit Realty Capital, Inc.	9,019	441,300
STORE Capital Corp.	18,536	636,341
Sun Communities, Inc.	8,693	1,703,654
The Howard Hughes Corp. *	3,160	275,331
UDR, Inc.	22,405	1,244,150
Ventas, Inc.	29,806	1,590,746
VEREIT, Inc.	17,359	873,158
VICI Properties, Inc.	44,539	1,307,220
Vornado Realty Trust	13,305	567,192
Welltower, Inc.	32,088	2,579,875
Weyerhaeuser Co.	56,870	2,031,396
WP Carey, Inc.	13,859	1,068,668
Zillow Group, Inc., Class A *	4,495	475,211
Zillow Group, Inc., Class C *	12,859	1,332,578
		70,131,938

Retailing 4.5%
Advance Auto Parts, Inc.	4,962	1,119,030
AutoNation, Inc. *	3,426	414,957
AutoZone, Inc. *	1,634	2,916,429
Bath & Body Works, Inc.	18,511	1,278,925
Best Buy Co., Inc.	18,977	2,319,748
Burlington Stores, Inc. *	5,035	1,391,120
CarMax, Inc. *	12,377	1,694,659
Carvana Co. *	5,852	1,774,209
Dick's Sporting Goods, Inc.	4,769	592,358
Dollar Tree, Inc. *	17,583	1,894,744
DoorDash, Inc., Class A *	10,941	2,131,307
Etsy, Inc. *	9,611	2,409,382
Five Below, Inc. *	4,180	824,714
Floor & Decor Holdings, Inc., Class A *	7,722	1,049,574
Foot Locker, Inc.	6,833	325,729
GameStop Corp., Class A *	4,873	894,244
Genuine Parts Co.	10,722	1,405,761
Kohl's Corp.	11,875	576,294
Leslie's, Inc. *	10,077	208,392
Lithia Motors, Inc.	2,231	712,180
LKQ Corp. *	20,642	1,136,961
Nordstrom, Inc. *	8,375	240,614
Ollie's Bargain Outlet Holdings, Inc. *	4,966	336,000
O'Reilly Automotive, Inc. *	5,175	3,220,506
Penske Automotive Group, Inc.	2,406	255,156
Petco Health & Wellness Co., Inc. *	4,195	103,742
Pool Corp.	2,954	1,521,783
Qurate Retail, Inc., Class A	28,323	295,692
RH *	1,302	858,838
The Gap, Inc.	15,224	345,433
Tractor Supply Co.	8,727	1,895,243
Ulta Beauty, Inc. *	4,037	1,483,032
Victoria's Secret & Co. *	5,851	295,300
Vroom, Inc. *	8,734	167,081
Wayfair, Inc., Class A *	5,718	1,424,354
Williams-Sonoma, Inc.	5,682	1,055,318
		40,568,809

Semiconductors & Semiconductor Equipment 3.1%
Allegro MicroSystems, Inc. *	3,034	101,214
Brooks Automation, Inc.	5,562	647,695
SECURITY	NUMBER OF SHARES	VALUE ($)
Cirrus Logic, Inc. *	4,398	355,402
Enphase Energy, Inc. *	10,008	2,318,153
Entegris, Inc.	10,213	1,437,786
First Solar, Inc. *	8,041	961,623
Marvell Technology, Inc.	62,174	4,258,919
Microchip Technology, Inc.	40,848	3,026,428
MKS Instruments, Inc.	4,193	629,160
Monolithic Power Systems, Inc.	3,401	1,787,090
ON Semiconductor Corp. *	32,125	1,544,249
Qorvo, Inc. *	8,413	1,415,319
Skyworks Solutions, Inc.	12,517	2,091,966
Teradyne, Inc.	12,610	1,743,207
Universal Display Corp.	3,290	602,728
Wolfspeed, Inc. *	8,749	1,050,842
Xilinx, Inc.	18,668	3,360,240
		27,332,021

Software & Services 12.0%
Akamai Technologies, Inc. *	12,199	1,286,507
Alliance Data Systems Corp.	3,786	322,756
Alteryx, Inc., Class A *	4,452	325,842
Amdocs Ltd.	9,812	763,766
Anaplan, Inc. *	10,652	694,617
ANSYS, Inc. *	6,611	2,509,403
Aspen Technology, Inc. *	5,152	807,267
Avalara, Inc. *	6,426	1,154,367
Bentley Systems, Inc., Class B	10,482	620,010
Bill.com Holdings, Inc. *	5,994	1,764,094
Black Knight, Inc. *	11,530	808,368
Broadridge Financial Solutions, Inc.	8,775	1,565,548
C3.ai, Inc., Class A *	2,617	118,079
Cadence Design Systems, Inc. *	20,861	3,611,248
CDK Global, Inc.	9,271	403,474
Ceridian HCM Holding, Inc. *	9,799	1,227,325
Citrix Systems, Inc.	9,396	890,083
Cloudflare, Inc., Class A *	19,608	3,818,070
Concentrix Corp.	3,195	567,688
Coupa Software, Inc. *	5,552	1,264,190
Crowdstrike Holdings, Inc., Class A *	14,959	4,215,446
Datadog, Inc., Class A *	17,625	2,944,256
Datto Holding Corp. *	1,798	42,972
DocuSign, Inc. *	14,478	4,029,083
Dolby Laboratories, Inc., Class A	4,878	430,971
DoubleVerify Holdings, Inc. *	1,138	44,985
Dropbox, Inc., Class A *	23,125	705,081
Duck Creek Technologies, Inc. *	5,451	171,706
DXC Technology Co. *	19,047	620,361
Dynatrace, Inc. *	14,930	1,119,750
Elastic N.V. *	5,282	916,480
EPAM Systems, Inc. *	4,084	2,749,512
Euronet Worldwide, Inc. *	3,846	431,483
Everbridge, Inc. *	2,912	463,911
Fair Isaac Corp. *	2,087	831,043
Fastly, Inc., Class A *	8,038	406,803
Five9, Inc. *	5,066	800,479
FleetCor Technologies, Inc. *	6,187	1,530,726
Fortinet, Inc. *	10,165	3,418,896
Gartner, Inc. *	6,175	2,049,544
Genpact Ltd.	13,891	685,521
Globant S.A. *	3,066	978,637
GoDaddy, Inc., Class A *	12,737	881,018
Guidewire Software, Inc. *	6,364	800,146
HubSpot, Inc. *	3,382	2,740,198
Jack Henry & Associates, Inc.	5,602	932,621
Jamf Holding Corp. *	4,023	191,696
Mandiant, Inc. *	17,845	311,217
Manhattan Associates, Inc. *	4,801	871,574

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
McAfee Corp., Class A	5,144	109,927
MongoDB, Inc. *	4,703	2,451,627
N-Able, Inc. *	3,056	40,645
nCino, Inc. *	4,237	307,860
NCR Corp. *	9,692	383,222
New Relic, Inc. *	3,895	316,118
NortonLifeLock, Inc.	41,704	1,061,367
Nuance Communications, Inc. *	21,624	1,190,401
Nutanix, Inc., Class A *	14,620	501,612
Okta, Inc. *	9,426	2,329,919
Palantir Technologies, Inc., Class A *	123,298	3,190,952
Palo Alto Networks, Inc. *	7,234	3,682,757
Paychex, Inc.	24,448	3,013,949
Paycom Software, Inc. *	3,848	2,108,127
Paycor HCM, Inc. *	2,434	78,959
Paylocity Holding Corp. *	2,843	867,513
Paysafe Ltd *	31,546	246,059
Pegasystems, Inc.	3,094	367,320
Procore Technologies, Inc. *	770	70,416
PTC, Inc. *	7,997	1,018,418
RingCentral, Inc., Class A *	6,097	1,486,327
Sabre Corp. *	23,988	248,995
Shift4 Payments, Inc., Class A *	3,249	205,109
Smartsheet, Inc., Class A *	9,117	629,164
SolarWinds Corp.	2,671	43,003
Splunk, Inc. *	12,432	2,049,042
SS&C Technologies Holdings, Inc.	17,007	1,351,546
StoneCo Ltd., Class A *	16,792	568,577
Switch, Inc., Class A	8,689	219,658
Synopsys, Inc. *	11,517	3,837,234
Teradata Corp. *	8,268	467,638
The Trade Desk, Inc., Class A *	32,516	2,435,774
The Western Union Co.	31,031	565,385
Tyler Technologies, Inc. *	3,055	1,659,537
Unity Software, Inc. *	11,294	1,708,895
VeriSign, Inc. *	7,483	1,666,240
WEX, Inc. *	3,392	507,782
Wix.com Ltd. *	4,045	752,208
Zendesk, Inc. *	9,027	918,949
Zscaler, Inc. *	5,866	1,870,433
		107,367,482

Technology Hardware & Equipment 4.1%
Amphenol Corp., Class A	44,326	3,402,907
Arista Networks, Inc. *	4,569	1,871,874
Arrow Electronics, Inc. *	5,419	627,249
Avnet, Inc.	7,528	286,892
CDW Corp.	10,415	1,943,960
Ciena Corp. *	11,711	635,790
Cognex Corp.	12,970	1,136,042
Coherent, Inc. *	1,856	472,166
CommScope Holding Co., Inc. *	15,253	163,360
Corning, Inc.	57,753	2,054,274
F5 Networks, Inc. *	4,569	964,744
Hewlett Packard Enterprise Co.	98,644	1,445,135
HP, Inc.	91,234	2,767,127
IPG Photonics Corp. *	2,751	437,437
Jabil, Inc.	10,779	646,309
Juniper Networks, Inc.	24,627	726,989
Keysight Technologies, Inc. *	14,071	2,533,061
Littelfuse, Inc.	1,817	535,197
Lumentum Holdings, Inc. *	5,743	474,257
Motorola Solutions, Inc.	12,613	3,135,466
National Instruments Corp.	10,079	428,055
NetApp, Inc.	16,886	1,507,920
Pure Storage, Inc., Class A *	20,229	543,351
SYNNEX Corp.	3,168	332,640
SECURITY	NUMBER OF SHARES	VALUE ($)
Teledyne Technologies, Inc. *	3,486	1,565,981
Trimble, Inc. *	19,004	1,660,380
Ubiquiti, Inc.	499	152,459
ViaSat, Inc. *	5,257	313,790
Vontier Corp.	12,820	433,701
Western Digital Corp. *	23,290	1,217,834
Xerox Holdings Corp.	10,742	191,208
Zebra Technologies Corp., Class A *	4,040	2,157,158
		36,764,713

Telecommunication Services 0.1%
Lumen Technologies, Inc.	83,529	990,654

Transportation 2.3%
Alaska Air Group, Inc. *	9,271	489,509
AMERCO	677	498,942
American Airlines Group, Inc. *	48,430	929,856
C.H. Robinson Worldwide, Inc.	10,016	971,452
Copa Holdings S.A., Class A *	2,387	176,543
Delta Air Lines, Inc. *	48,495	1,897,609
Expeditors International of Washington, Inc.	12,769	1,573,907
GXO Logistics, Inc. *	7,356	653,213
JB Hunt Transport Services, Inc.	6,379	1,257,875
JetBlue Airways Corp. *	24,090	337,983
Kansas City Southern	6,879	2,134,210
Kirby Corp. *	4,502	235,950
Knight-Swift Transportation Holdings, Inc.	12,208	692,071
Landstar System, Inc.	2,900	509,849
Lyft, Inc., Class A *	21,671	994,049
Old Dominion Freight Line, Inc.	7,760	2,648,876
Ryder System, Inc.	3,966	336,912
Schneider National, Inc., Class B	3,893	97,091
Southwest Airlines Co. *	44,837	2,119,893
TuSimple Holdings, Inc., Class A *	2,516	98,426
United Airlines Holdings, Inc. *	24,521	1,131,399
XPO Logistics, Inc. *	7,344	630,115
		20,415,730

Utilities 4.4%
Alliant Energy Corp.	18,982	1,073,812
Ameren Corp.	19,322	1,628,651
American Water Works Co., Inc.	13,783	2,400,723
Atmos Energy Corp.	9,815	904,158
Avangrid, Inc.	4,345	228,982
Brookfield Renewable Corp., Class A	9,689	401,221
CenterPoint Energy, Inc.	45,031	1,172,607
CMS Energy Corp.	21,931	1,323,536
Consolidated Edison, Inc.	26,873	2,026,224
DTE Energy Co.	14,649	1,660,464
Edison International	28,304	1,781,171
Entergy Corp.	15,210	1,566,934
Essential Utilities, Inc.	16,994	799,908
Evergy, Inc.	17,351	1,106,126
Eversource Energy	26,055	2,212,069
FirstEnergy Corp.	41,290	1,590,904
Hawaiian Electric Industries, Inc.	8,010	324,886
IDACORP, Inc.	3,805	396,938
MDU Resources Group, Inc.	15,145	465,406
National Fuel Gas Co.	6,596	378,808
NiSource, Inc.	29,721	733,217
NRG Energy, Inc.	18,458	736,290
OGE Energy Corp.	15,152	516,229
PG&E Corp. *	114,612	1,329,499
Pinnacle West Capital Corp.	8,565	552,357

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
PPL Corp.	58,494	1,684,627
Public Service Enterprise Group, Inc.	38,289	2,442,838
The AES Corp.	50,127	1,259,692
UGI Corp.	15,793	685,574
Vistra Corp.	36,336	711,822
WEC Energy Group, Inc.	23,956	2,157,477
Xcel Energy, Inc.	40,873	2,639,987
		38,893,137
Total Common Stocks (Cost $629,697,400)		884,662,715

INVESTMENT COMPANIES 0.1% OF NET ASSETS

Equity Funds 0.1%
iShares Russell Mid-Cap ETF (a)	9,400	779,730
Total Investment Companies (Cost $733,934)		779,730

SHORT-TERM INVESTMENTS 1.0% OF NET ASSETS

Money Market Funds 1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (b)	7,004,684	7,004,684
Wells Fargo Government Money Market Fund, Select Class 0.03% (b)(c)	2,165,900	2,165,900
		9,170,584
Total Short-Term Investments (Cost $9,170,584)		9,170,584
Total Investments in Securities (Cost $639,601,918)		894,613,029

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 400 Mid-Cap Index, e-mini, expires 12/17/21	18	5,020,920	1

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $2,094,861.
(b)	The rate shown is the 7-day yield.
(c)	Security purchased with cash collateral received for securities on loan.

ETF —	Exchange traded fund
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$884,662,715	$—	$—	$884,662,715
Investment Companies[1]	779,730	—	—	779,730
Short-Term Investments[1]	9,170,584	—	—	9,170,584
Futures Contracts[2]	1	—	—	1
Total	$894,613,030	$—	$—	$894,613,030

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab U.S. Mid-Cap Index Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $639,601,918) including securities on loan of $2,094,861		$894,613,029
Cash		271,320
Deposit with broker for futures contracts		324,000
Receivables:
Fund shares sold		1,706,981
Dividends		293,107
Income from securities on loan		1,615
Variation margin on future contracts	+	1,580
Total assets		897,211,632
Liabilities
Collateral held for securities on loan		2,165,900
Payables:
Investments bought		4,051,836
Fund shares redeemed		267,773
Investment adviser fees	+	29,174
Total liabilities		6,514,683
Net assets		$890,696,949
Net Assets by Source
Capital received from investors		$626,651,339
Total distributable earnings	+	264,045,610
Net assets		$890,696,949

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$890,696,949		13,821,666		$64.44

Schwab Equity Index Funds  |  Annual Report
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Schwab U.S. Mid-Cap Index Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $1,749)		$8,721,367
Securities on loan, net	+	30,207
Total investment income		8,751,574
Expenses
Investment adviser fees	+	284,565
Total expenses	–	284,565
Net investment income		8,467,009
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - unaffiliated		16,681,193
Net realized gains on futures contracts	+	1,191,756
Net realized gains		17,872,949
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		208,363,004
Net change in unrealized appreciation (depreciation) on futures contracts	+	107,775
Net change in unrealized appreciation (depreciation)	+	208,470,779
Net realized and unrealized gains		226,343,728
Increase in net assets resulting from operations		$234,810,737

Schwab Equity Index Funds  |  Annual Report
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Schwab U.S. Mid-Cap Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$8,467,009	$7,639,807
Net realized gains (losses)		17,872,949	(9,791,653)
Net change in unrealized appreciation (depreciation)	+	208,470,779	20,394,860
Increase in net assets from operations		$234,810,737	$18,243,014
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($8,319,433)	($9,582,557)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,533,289	$322,845,672	7,486,752	$310,557,071
Shares reinvested		134,151	7,065,741	166,927	7,635,275
Shares redeemed	+	(2,583,256)	(148,682,619)	(4,967,958)	(200,471,749)
Net transactions in fund shares		3,084,184	$181,228,794	2,685,721	$117,720,597
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,737,482	$482,976,851	8,051,761	$356,595,797
Total increase	+	3,084,184	407,720,098	2,685,721	126,381,054
End of period		13,821,666	$890,696,949	10,737,482	$482,976,851

Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$18.56	$20.48	$19.00	$21.01	$17.52
Income (loss) from investment operations:
Net investment income (loss)[1]	0.64	0.47	0.64	0.62	0.55
Net realized and unrealized gains (losses)	5.66	(1.75)	1.39	(2.06)	3.49
Total from investment operations	6.30	(1.28)	2.03	(1.44)	4.04
Less distributions:
Distributions from net investment income	(0.41)	(0.64)	(0.55)	(0.57)	(0.55)
Net asset value at end of period	$24.45	$18.56	$20.48	$19.00	$21.01
Total return	34.24%	(6.56%)	11.27%	(7.11%)	23.76%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.06%	0.06%	0.06%	0.06%	0.11% [2]
Net operating expenses	N/A	N/A	N/A	N/A [3]	0.10% [2]
Net investment income (loss)	2.76%	2.47%	3.32%	2.99%	2.88%
Portfolio turnover rate	3%	7%	5%	5%	3%
Net assets, end of period (x 1,000,000)	$8,781	$5,937	$5,443	$4,314	$4,128

[1]	Calculated based on the average shares outstanding during the period.
[2]	Effective March 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
[3]	Effective March 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.

Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 98.5% OF NET ASSETS

Australia 7.0%
Afterpay Ltd. *	109,564	10,149,941
AGL Energy Ltd.	357,994	1,543,895
Ampol Ltd.	115,943	2,681,908
APA Group	593,220	3,680,721
Aristocrat Leisure Ltd.	301,322	10,686,901
ASX Ltd.	98,220	6,176,838
Aurizon Holdings Ltd.	948,118	2,417,190
AusNet Services Ltd.	986,271	1,834,119
Australia & New Zealand Banking Group Ltd.	1,433,848	30,512,958
BHP Group Ltd.	1,488,993	40,898,144
BlueScope Steel Ltd.	253,220	3,956,842
Brambles Ltd.	736,816	5,589,996
Cochlear Ltd.	33,596	5,619,337
Coles Group Ltd.	674,224	8,737,253
Commonwealth Bank of Australia	894,656	70,912,400
Computershare Ltd.	271,107	3,857,682
Crown Resorts Ltd. *	208,944	1,575,020
CSL Ltd.	229,559	52,233,921
Dexus	527,908	4,330,314
Domino's Pizza Enterprises Ltd.	29,521	3,028,207
Endeavour Group Ltd.	655,364	3,367,567
Evolution Mining Ltd.	892,996	2,424,430
Fortescue Metals Group Ltd.	848,230	8,838,588
Goodman Group	840,492	13,915,925
Insurance Australia Group Ltd.	1,233,965	4,471,241
James Hardie Industries plc	226,052	8,880,725
Lendlease Corp. Ltd.	349,467	2,768,550
Macquarie Group Ltd. (a)	172,901	25,400,863
Magellan Financial Group Ltd.	71,415	1,878,649
Medibank Pvt Ltd.	1,395,180	3,506,268
Mirvac Group	1,972,168	4,208,931
National Australia Bank Ltd.	1,662,616	36,148,556
Newcrest Mining Ltd.	415,920	7,792,613
Northern Star Resources Ltd.	558,041	3,863,226
Oil Search Ltd.	1,025,832	3,323,288
Orica Ltd.	210,650	2,418,112
Origin Energy Ltd.	872,486	3,341,603
Qantas Airways Ltd. *	481,743	1,951,077
QBE Insurance Group Ltd.	747,141	6,689,475
Ramsay Health Care Ltd.	90,973	4,862,151
REA Group Ltd.	26,184	3,177,918
Reece Ltd.	154,892	2,348,665
Rio Tinto Ltd.	187,923	12,875,118
Santos Ltd.	932,423	4,896,217
Scentre Group	2,579,535	5,883,623
SEEK Ltd.	169,193	4,204,933
Sonic Healthcare Ltd.	226,481	6,872,446
South32 Ltd.	2,364,590	6,378,677
Stockland	1,226,336	4,227,107
Suncorp Group Ltd.	658,765	5,829,308
Sydney Airport *	664,155	4,118,715
Tabcorp Holdings Ltd.	1,135,007	4,273,702
Telstra Corp. Ltd.	2,119,118	6,125,263
SECURITY	NUMBER OF SHARES	VALUE ($)
The GPT Group	949,805	3,708,082
Transurban Group	1,524,847	15,536,899
Treasury Wine Estates Ltd.	366,050	3,193,979
Vicinity Centres	2,008,544	2,623,126
Washington H Soul Pattinson & Co., Ltd.	114,075	2,809,290
Wesfarmers Ltd.	569,532	24,641,211
Westpac Banking Corp.	1,849,188	35,976,188
WiseTech Global Ltd.	73,112	2,849,453
Woodside Petroleum Ltd.	483,723	8,456,239
Woolworths Group Ltd.	641,741	18,485,229
Xero Ltd *	66,092	7,535,995
		617,502,808

Austria 0.2%
Erste Group Bank AG	143,149	6,139,046
OMV AG	74,033	4,482,203
Raiffeisen Bank International AG	74,043	2,163,531
Verbund AG	33,678	3,510,670
Voestalpine AG	58,393	2,217,829
		18,513,279

Belgium 0.9%
Ageas S.A./N.V.	87,242	4,244,122
Anheuser-Busch InBev S.A./N.V.	384,118	23,495,416
Argenx SE *	23,438	7,056,220
Elia Group S.A./N.V.	16,074	1,875,249
Etablissements Franz Colruyt N.V.	26,060	1,279,490
Groupe Bruxelles Lambert S.A.	56,556	6,562,259
KBC Group N.V.	126,099	11,742,714
Proximus SADP	81,555	1,535,808
Sofina S.A.	7,543	3,337,817
Solvay S.A.	37,386	4,444,152
UCB S.A.	63,852	7,631,951
Umicore S.A.	99,180	5,686,632
		78,891,830

Denmark 2.7%
Ambu A/S, Class B	82,002	2,334,345
AP Moller - Maersk A/S, Series A	1,572	4,316,176
AP Moller - Maersk A/S, Series B	2,924	8,473,599
Carlsberg A/S, Class B	50,668	8,366,087
Chr. Hansen Holding A/S	53,932	4,291,093
Coloplast A/S, Class B	60,270	9,843,174
Danske Bank A/S	353,879	5,988,207
Demant A/S *	53,030	2,570,786
DSV A/S	101,834	23,667,973
Genmab A/S *	33,012	14,830,689
GN Store Nord A/S	62,367	3,789,868
Novo Nordisk A/S, Class B	849,556	93,157,943
Novozymes A/S, Class B	102,897	7,568,981
Orsted A/S	94,612	13,363,233
Pandora A/S	50,703	7,095,152
Rockwool International A/S, B Shares	4,397	2,010,816

Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Tryg A/S	183,123	4,346,077
Vestas Wind Systems A/S	506,737	21,906,044
		237,920,243

Finland 1.0%
Elisa Oyj	72,549	4,378,349
Fortum Oyj	222,709	6,623,380
Kesko Oyj, B Shares	141,046	4,590,269
Kone Oyj, Class B	172,152	11,740,604
Neste Oyj	211,456	11,772,139
Nokia Oyj *	2,717,076	15,594,670
Orion Oyj, Class B	52,870	2,289,461
Sampo Oyj, A Shares	251,323	13,360,662
Stora Enso Oyj, R Shares	289,867	4,823,247
UPM-Kymmene Oyj	267,417	9,437,393
Wartsila Oyj Abp	231,107	3,205,045
		87,815,219

France 11.4%
Accor S.A. *	86,593	3,098,853
Aeroports de Paris *	14,660	1,956,001
Air Liquide S.A.	238,889	39,884,354
Airbus SE *	297,130	38,116,437
Alstom S.A.	161,067	5,740,072
Amundi S.A.	31,788	2,832,220
ArcelorMittal S.A.	362,508	12,260,069
Arkema S.A.	30,083	4,115,174
Atos SE	51,834	2,704,318
AXA S.A.	975,638	28,384,221
BioMerieux	21,387	2,724,031
BNP Paribas S.A.	566,437	37,915,713
Bollore S.A.	456,144	2,651,200
Bouygues S.A.	117,156	4,746,611
Bureau Veritas S.A.	146,354	4,651,865
Capgemini SE	80,679	18,811,344
Carrefour S.A.	314,308	5,690,186
Cie de Saint-Gobain	256,490	17,701,024
CNP Assurances	94,659	2,371,696
Compagnie Generale des Etablissements Michelin S.C.A.	85,777	13,485,640
Covivio	25,565	2,214,284
Credit Agricole S.A.	594,914	8,975,444
Danone S.A.	329,037	21,448,518
Dassault Aviation S.A.	12,150	1,269,722
Dassault Systemes SE	336,402	19,645,000
Edenred	124,873	6,757,028
Eiffage S.A.	43,713	4,499,168
Electricite de France S.A.	241,261	3,555,693
Engie S.A.	915,835	13,027,888
EssilorLuxottica S.A.	144,088	29,811,419
Eurazeo SE	20,990	1,967,472
Eurofins Scientific SE	66,763	7,879,030
Faurecia SE	59,822	3,124,383
Gecina S.A.	22,259	3,114,895
Getlink SE	225,858	3,476,208
Hermes International	15,977	25,370,114
Ipsen S.A.	19,571	2,025,478
Kering S.A.	37,849	28,406,981
Klepierre S.A. *	109,347	2,603,143
La Francaise des Jeux SAEM	49,350	2,562,519
Legrand S.A.	135,054	14,733,044
L'Oreal S.A.	127,155	58,167,656
LVMH Moet Hennessy Louis Vuitton SE	140,040	109,808,374
Orange S.A.	1,005,659	10,966,660
Orpea S.A.	25,844	2,699,509
SECURITY	NUMBER OF SHARES	VALUE ($)
Pernod-Ricard S.A.	105,664	24,309,070
Publicis Groupe S.A.	111,635	7,494,439
Remy Cointreau S.A.	11,559	2,335,028
Renault S.A. *	99,733	3,593,787
Safran S.A.	172,033	23,153,874
Sanofi	571,492	57,403,003
Sartorius Stedim Biotech	13,773	7,591,276
Schneider Electric SE	271,771	46,858,232
SCOR SE	83,411	2,808,042
SEB S.A.	13,572	2,126,587
Societe Generale S.A.	405,688	13,551,571
Sodexo S.A. *	43,759	4,257,281
STMicroelectronics N.V.	344,751	16,368,360
Suez S.A.	177,236	4,033,157
Teleperformance	29,437	12,296,178
Thales S.A.	53,101	4,900,080
TotalEnergies SE	1,260,182	63,103,550
UbiSoft Entertainment S.A. *	49,047	2,568,286
Unibail-Rodamco-Westfield *	62,736	4,479,645
Valeo S.A.	116,771	3,430,972
Veolia Environnement S.A.	332,241	10,850,649
Vinci S.A.	268,113	28,664,012
Vivendi SE	355,736	4,582,791
Wendel SE	13,353	1,778,747
Worldline S.A. *	120,071	7,002,078
		997,491,354

Germany 8.3%
adidas AG	96,064	31,441,864
Allianz SE	207,803	48,254,006
Aroundtown S.A.	511,497	3,554,654
BASF SE	463,393	33,352,081
Bayer AG	495,819	27,943,195
Bayerische Motoren Werke AG	167,391	16,912,517
Bechtle AG	40,387	3,029,580
Beiersdorf AG	49,702	5,284,982
Brenntag SE	78,531	7,471,303
Carl Zeiss Meditec AG, Class B	21,053	4,239,868
Commerzbank AG *	504,378	3,683,411
Continental AG *	55,665	6,544,612
Covestro AG	96,893	6,204,893
Daimler AG	431,425	42,824,288
Delivery Hero SE *	81,585	10,175,690
Deutsche Bank AG *	1,045,302	13,427,226
Deutsche Boerse AG	95,830	15,908,456
Deutsche Lufthansa AG *	299,130	1,977,403
Deutsche Post AG	500,055	30,956,893
Deutsche Telekom AG	1,681,293	31,267,259
E.ON SE	1,137,805	14,427,139
Evonik Industries AG	107,674	3,488,724
Fresenius Medical Care AG & Co. KGaA	102,603	6,815,821
Fresenius SE & Co. KGaA	211,586	9,617,376
GEA Group AG	75,783	3,732,401
Hannover Rueck SE	30,050	5,486,645
HeidelbergCement AG	74,578	5,616,090
HelloFresh SE *	84,286	6,830,442
Henkel AG & Co. KGaA	51,743	4,321,176
Infineon Technologies AG	659,437	30,882,314
KION Group AG	35,590	3,887,451
Knorr-Bremse AG	36,146	3,814,921
LANXESS AG	43,683	2,943,464
LEG Immobilien SE	36,229	5,388,811
Merck KGaA	64,793	15,312,189
MTU Aero Engines AG	27,158	6,049,104

Schwab Equity Index Funds  |  Annual Report
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Schwab International Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	70,790	20,959,950
Nemetschek SE	29,220	3,354,941
Puma SE	52,694	6,536,682
QIAGEN N.V. *	116,216	6,393,511
Rational AG	2,675	2,655,063
RWE AG	324,143	12,476,800
SAP SE	526,661	76,266,352
Scout24 AG	45,386	3,160,955
Siemens AG	385,933	62,745,713
Siemens Energy AG *	200,124	5,743,675
Siemens Healthineers AG	140,765	9,361,706
Symrise AG	64,416	8,910,156
Teamviewer AG *	81,479	1,216,096
Telefonica Deutschland Holding AG	523,411	1,363,704
Uniper SE	45,650	2,018,032
United Internet AG	51,210	1,889,668
Volkswagen AG	16,181	5,260,408
Vonovia SE	275,994	16,742,567
Zalando SE *	111,295	10,515,214
		730,639,442

Hong Kong 2.9%
AIA Group Ltd.	6,100,800	68,371,719
BOC Hong Kong (Holdings) Ltd.	1,845,090	5,846,803
Budweiser Brewing Co. APAC Ltd.	887,100	2,433,139
Chow Tai Fook Jewellery Group Ltd. *	971,200	1,980,859
CK Asset Holdings Ltd.	1,021,211	6,308,076
CK Hutchison Holdings Ltd.	1,356,025	9,091,361
CK Infrastructure Holdings Ltd.	320,500	1,932,292
CLP Holdings Ltd.	832,426	8,150,216
ESR Cayman Ltd. *	972,134	3,145,695
Futu Holdings Ltd., ADR *(b)	27,568	1,475,439
Galaxy Entertainment Group Ltd. *	1,081,000	5,816,560
Hang Lung Properties Ltd.	1,037,000	2,406,725
Hang Seng Bank Ltd.	388,840	7,389,099
Henderson Land Development Co., Ltd.	728,735	3,051,345
HK Electric Investments & HK Electric Investments Ltd.	1,480,604	1,474,800
HKT Trust & HKT Ltd.	1,991,000	2,701,852
Hong Kong & China Gas Co., Ltd.	5,667,696	8,804,940
Hong Kong Exchanges & Clearing Ltd.	607,565	36,600,752
Hongkong Land Holdings Ltd.	589,501	3,255,384
Jardine Matheson Holdings Ltd.	108,517	6,303,005
Link REIT	1,055,600	9,352,023
Melco Resorts & Entertainment Ltd. ADR *	106,083	1,148,879
MTR Corp., Ltd.	796,091	4,342,766
New World Development Co., Ltd.	743,778	3,226,084
Power Assets Holdings Ltd.	686,938	4,198,085
Sands China Ltd. *	1,218,000	2,776,034
Sino Land Co., Ltd.	1,619,806	2,129,048
SITC International Holdings Co., Ltd.	667,000	2,254,354
SJM Holdings Ltd. *	993,864	739,156
Sun Hung Kai Properties Ltd.	662,604	8,785,018
Swire Pacific Ltd., A Shares	248,590	1,562,783
Swire Properties Ltd.	553,200	1,483,111
Techtronic Industries Co., Ltd.	695,000	14,278,949
WH Group Ltd.	4,484,289	3,143,549
Wharf Real Estate Investment Co., Ltd.	828,188	4,677,819
Wynn Macau Ltd. *(b)	806,000	720,783
Xinyi Glass Holdings Ltd.	916,000	2,581,238
		253,939,740

SECURITY	NUMBER OF SHARES	VALUE ($)
Ireland 0.7%
CRH plc	396,598	18,978,730
Flutter Entertainment plc *	84,121	15,924,655
Kerry Group plc, Class A	80,329	10,781,083
Kingspan Group plc	77,023	8,867,270
Smurfit Kappa Group plc	123,004	6,447,451
		60,999,189

Israel 0.6%
Azrieli Group Ltd.	20,634	1,929,761
Bank Hapoalim B.M.	567,187	5,586,202
Bank Leumi Le-Israel B.M.	740,383	7,073,890
Check Point Software Technologies Ltd. *	55,607	6,650,597
CyberArk Software Ltd. *	19,757	3,558,433
Elbit Systems Ltd.	13,698	2,159,236
ICL Group Ltd.	353,641	3,030,702
Israel Discount Bank Ltd., Class A *	593,425	3,585,609
Mizrahi Tefahot Bank Ltd.	69,011	2,510,965
Nice Ltd. *	32,094	9,072,949
Teva Pharmaceutical Industries Ltd. ADR *	547,898	4,788,629
Wix.com Ltd. *	28,078	5,221,385
		55,168,358

Italy 2.5%
Amplifon S.p.A.	62,725	3,191,965
Assicurazioni Generali S.p.A.	556,488	12,117,633
Atlantia S.p.A. *	251,635	4,863,696
CNH Industrial N.V.	513,833	8,851,061
Davide Campari-Milano N.V.	269,574	3,829,070
DiaSorin S.p.A.	13,118	2,965,507
Enel S.p.A.	4,095,899	34,289,975
Eni S.p.A.	1,272,861	18,243,204
EXOR N.V.	53,417	5,038,874
Ferrari N.V.	63,682	15,110,902
FinecoBank Banca Fineco S.p.A. *	309,225	5,905,514
Infrastrutture Wireless Italiane S.p.A.	176,791	1,953,205
Intesa Sanpaolo S.p.A.	8,308,692	23,614,765
Mediobanca Banca di Credito Finanziario S.p.A. *	313,320	3,738,761
Moncler S.p.A.	104,187	7,497,754
Nexi S.p.A. *	221,011	3,842,752
Poste Italiane S.p.A	267,668	3,822,788
Prysmian S.p.A.	128,937	4,874,987
Recordati Industria Chimica e Farmaceutica S.p.A.	54,635	3,423,261
Snam S.p.A.	1,006,721	5,701,855
Stellantis N.V.	1,023,224	20,428,103
Telecom Italia S.p.A.	5,280,338	1,883,759
Tenaris S.A.	228,286	2,542,258
Terna - Rete Elettrica Nazionale	716,064	5,335,245
UniCredit S.p.A.	1,074,039	14,198,194
		217,265,088

Japan 22.7%
ABC-Mart, Inc.	17,380	835,352
Acom Co., Ltd.	199,800	666,358
Advantest Corp.	102,098	8,370,803
Aeon Co., Ltd.	326,400	7,508,713
AGC, Inc.	96,893	4,824,841
Aisin Corp.	72,000	2,634,679
Ajinomoto Co., Inc.	232,800	6,970,189
ANA Holdings, Inc. *	77,800	1,812,820

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Asahi Group Holdings Ltd.	229,200	10,401,152
Asahi Intecc Co., Ltd.	102,000	2,688,655
Asahi Kasei Corp.	624,000	6,555,338
Astellas Pharma, Inc.	942,750	15,893,604
Azbil Corp.	64,400	2,745,553
Bandai Namco Holdings, Inc.	101,100	7,725,915
Bridgestone Corp.	286,357	12,668,229
Brother Industries Ltd.	124,100	2,399,341
Canon, Inc.	506,495	11,517,377
Capcom Co., Ltd.	91,200	2,454,685
Casio Computer Co., Ltd.	94,300	1,334,449
Central Japan Railway Co.	72,800	10,799,192
Chubu Electric Power Co., Inc.	320,600	3,318,572
Chugai Pharmaceutical Co., Ltd.	336,500	12,581,520
Concordia Financial Group Ltd.	536,600	2,132,808
Cosmos Pharmaceutical Corp.	10,400	1,589,298
CyberAgent, Inc.	207,200	3,471,748
Dai Nippon Printing Co., Ltd.	115,448	2,860,232
Daifuku Co., Ltd.	51,030	4,697,791
Dai-ichi Life Holdings, Inc.	514,200	10,818,023
Daiichi Sankyo Co., Ltd.	881,400	22,239,808
Daikin Industries Ltd.	125,500	27,486,351
Daito Trust Construction Co., Ltd.	34,000	4,215,458
Daiwa House Industry Co., Ltd.	286,200	9,441,787
Daiwa House REIT Investment Corp.	1,133	3,251,294
Daiwa Securities Group, Inc.	742,100	4,169,229
Denso Corp.	218,600	15,847,440
Dentsu Group, Inc.	107,500	3,928,447
Disco Corp.	14,500	3,909,165
East Japan Railway Co.	153,060	9,533,566
Eisai Co., Ltd.	120,300	8,523,993
ENEOS Holdings, Inc.	1,533,200	6,182,245
FANUC Corp.	96,700	19,109,959
Fast Retailing Co., Ltd.	29,400	19,516,236
Fuji Electric Co., Ltd.	66,900	3,271,250
FUJIFILM Holdings Corp.	181,911	14,057,604
Fujitsu Ltd.	99,200	17,144,702
GLP J-REIT	2,111	3,443,166
GMO Payment Gateway, Inc.	20,100	2,546,594
Hakuhodo DY Holdings, Inc.	122,200	1,992,300
Hamamatsu Photonics K.K.	69,200	4,107,185
Hankyu Hanshin Holdings, Inc.	114,300	3,543,935
Harmonic Drive Systems, Inc.	21,707	984,015
Hikari Tsushin, Inc.	9,893	1,525,046
Hino Motors Ltd.	158,800	1,502,197
Hirose Electric Co., Ltd.	16,664	2,786,734
Hisamitsu Pharmaceutical Co., Inc.	26,100	890,443
Hitachi Construction Machinery Co., Ltd.	52,453	1,673,563
Hitachi Ltd.	487,315	28,081,302
Hitachi Metals Ltd. *	107,800	2,040,724
Honda Motor Co., Ltd.	820,639	24,272,748
Hoshizaki Corp.	26,500	2,228,410
Hoya Corp.	186,707	27,484,851
Hulic Co., Ltd.	189,600	1,823,098
Ibiden Co., Ltd.	53,600	3,220,605
Idemitsu Kosan Co., Ltd.	103,203	2,818,711
Iida Group Holdings Co., Ltd.	78,600	1,937,843
Inpex Corp.	531,100	4,429,013
Isuzu Motors Ltd.	299,600	4,030,458
Ito En Ltd.	27,100	1,805,015
ITOCHU Corp.	600,100	17,115,373
Itochu Techno-Solutions Corp.	50,787	1,604,324
Japan Airlines Co., Ltd. *	73,000	1,571,062
Japan Exchange Group, Inc.	252,900	5,988,181
Japan Metropolitan Fund Invest	3,606	3,312,180
Japan Post Bank Co., Ltd.	215,700	1,682,895
Japan Post Holdings Co., Ltd.	1,234,800	9,488,081
SECURITY	NUMBER OF SHARES	VALUE ($)
Japan Post Insurance Co., Ltd.	116,600	1,891,798
Japan Real Estate Investment Corp.	635	3,892,063
Japan Tobacco, Inc.	604,600	11,869,006
JFE Holdings, Inc.	241,600	3,691,754
JSR Corp.	102,300	3,710,375
Kajima Corp.	231,700	2,852,865
Kakaku.com, Inc.	69,600	2,309,670
Kansai Paint Co., Ltd.	88,000	2,037,727
Kao Corp.	242,619	13,724,479
KDDI Corp.	813,300	24,870,700
Keio Corp.	52,600	2,655,127
Keisei Electric Railway Co., Ltd.	67,356	2,167,570
Keyence Corp.	98,100	59,214,605
Kikkoman Corp.	73,577	6,017,867
Kintetsu Group Holdings Co., Ltd. *	85,900	2,703,961
Kirin Holdings Co., Ltd.	410,300	7,141,617
Kobayashi Pharmaceutical Co., Ltd.	28,300	2,265,868
Kobe Bussan Co., Ltd.	71,500	2,462,937
Koei Tecmo Holdings Co., Ltd.	30,700	1,429,030
Koito Manufacturing Co., Ltd.	52,700	2,990,101
Komatsu Ltd.	441,509	11,563,694
Konami Holdings Corp.	49,100	2,702,000
Kose Corp.	16,600	1,927,689
Kubota Corp.	518,900	11,054,124
Kurita Water Industries Ltd.	51,100	2,523,907
Kyocera Corp.	159,800	9,355,803
Kyowa Kirin Co., Ltd.	133,000	4,374,110
Lasertec Corp.	38,300	8,307,868
Lawson, Inc.	24,500	1,184,810
Lion Corp.	120,400	2,005,188
Lixil Corp.	132,387	3,401,005
M3, Inc.	222,700	13,123,775
Makita Corp.	112,600	5,225,983
Marubeni Corp.	783,400	6,647,399
Mazda Motor Corp. *	284,700	2,560,669
McDonald's Holdings Co., Japan Ltd.	38,400	1,716,156
Medipal Holdings Corp.	89,800	1,624,682
MEIJI Holdings Co., Ltd.	60,200	3,799,146
Mercari, Inc. *	53,196	2,878,405
Minebea Mitsumi, Inc.	186,300	4,716,562
MISUMI Group, Inc.	142,500	5,959,881
Mitsubishi Chemical Holdings Corp.	646,500	5,351,354
Mitsubishi Corp.	639,200	20,325,256
Mitsubishi Electric Corp.	916,800	12,312,104
Mitsubishi Estate Co., Ltd.	600,602	9,127,340
Mitsubishi Gas Chemical Co., Inc.	83,600	1,682,553
Mitsubishi HC Capital, Inc.	312,338	1,566,125
Mitsubishi Heavy Industries Ltd.	161,400	4,127,460
Mitsubishi UFJ Financial Group, Inc.	6,157,409	33,764,118
Mitsui & Co., Ltd.	765,900	17,527,247
Mitsui Chemicals, Inc.	90,300	2,684,965
Mitsui Fudosan Co., Ltd.	461,177	10,544,275
Miura Co., Ltd.	44,700	1,719,405
Mizuho Financial Group, Inc.	1,215,113	16,037,023
MonotaRO Co., Ltd.	121,600	2,771,478
MS&AD Insurance Group Holdings, Inc.	224,962	7,267,924
Murata Manufacturing Co., Ltd.	289,600	21,482,108
Nabtesco Corp.	56,300	1,827,136
NEC Corp.	123,500	6,323,448
Nexon Co., Ltd.	244,700	4,165,074
NGK Insulators Ltd.	131,600	2,191,291
NH Foods Ltd.	41,900	1,473,526
Nidec Corp.	225,600	24,986,966
Nihon M&A Center Holdings, Inc.	156,600	4,808,307
Nintendo Co., Ltd.	56,439	24,926,676
Nippon Building Fund, Inc.	766	4,976,659
Nippon Express Co., Ltd.	37,500	2,347,293

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Nippon Paint Holdings Co., Ltd.	357,100	3,820,910
Nippon Prologis REIT, Inc.	1,051	3,510,376
Nippon Sanso Holdings Corp.	75,900	1,791,890
Nippon Shinyaku Co., Ltd.	24,800	1,986,886
Nippon Steel Corp.	426,341	7,474,935
Nippon Telegraph & Telephone Corp.	649,012	18,184,624
Nippon Yusen K.K.	80,000	5,764,582
Nissan Chemical Corp.	60,200	3,350,649
Nissan Motor Co., Ltd. *	1,157,196	5,889,964
Nisshin Seifun Group, Inc.	96,300	1,520,635
Nissin Foods Holdings Co., Ltd.	31,700	2,423,143
Nitori Holdings Co., Ltd.	40,900	7,513,758
Nitto Denko Corp.	71,800	5,610,459
Nomura Holdings, Inc.	1,540,400	7,336,178
Nomura Real Estate Holdings, Inc.	59,300	1,445,697
Nomura Real Estate Master Fund, Inc.	2,124	3,180,618
Nomura Research Institute Ltd.	169,800	6,797,783
NSK Ltd.	188,900	1,269,305
NTT Data Corp.	318,600	6,391,376
Obayashi Corp.	320,000	2,701,515
Obic Co., Ltd.	35,200	6,509,311
Odakyu Electric Railway Co., Ltd.	146,700	3,180,370
Oji Holdings Corp.	403,800	2,001,531
Olympus Corp.	585,800	12,690,211
Omron Corp.	92,700	8,865,331
Ono Pharmaceutical Co., Ltd.	189,200	3,969,742
Oracle Corp., Japan	18,300	1,731,627
Oriental Land Co., Ltd.	101,400	16,015,084
ORIX Corp.	615,800	12,239,819
Orix JREIT, Inc.	1,354	2,246,428
Osaka Gas Co., Ltd.	185,200	2,985,049
Otsuka Corp.	55,800	2,748,513
Otsuka Holdings Co., Ltd.	200,000	7,909,850
Pan Pacific International Holdings Corp.	206,600	4,337,956
Panasonic Corp.	1,120,412	13,855,041
PeptiDream, Inc. *	47,400	1,145,762
Persol Holdings Co., Ltd.	93,400	2,510,465
Pigeon Corp.	59,100	1,368,530
Pola Orbis Holdings, Inc.	48,800	1,041,965
Rakuten Group, Inc.	446,620	4,889,607
Recruit Holdings Co., Ltd.	684,100	45,505,647
Renesas Electronics Corp. *	625,300	7,692,080
Resona Holdings, Inc.	1,059,985	3,981,938
Ricoh Co., Ltd.	335,900	3,270,939
Rinnai Corp.	17,500	1,796,768
Rohm Co., Ltd.	44,600	4,078,114
Ryohin Keikaku Co., Ltd.	125,902	2,481,055
Santen Pharmaceutical Co., Ltd.	177,300	2,499,035
SBI Holdings, Inc.	119,290	3,091,933
SCSK Corp.	82,800	1,675,630
Secom Co., Ltd.	107,800	7,348,991
Seiko Epson Corp.	139,000	2,475,043
Sekisui Chemical Co., Ltd.	186,600	3,065,600
Sekisui House Ltd.	307,200	6,386,925
Seven & i Holdings Co., Ltd.	379,903	15,950,138
SG Holdings Co., Ltd.	163,428	4,103,854
Sharp Corp.	112,100	1,322,241
Shimadzu Corp.	123,100	5,001,211
Shimano, Inc.	37,500	10,463,003
Shimizu Corp.	277,300	2,031,733
Shin-Etsu Chemical Co., Ltd.	178,760	31,878,813
Shionogi & Co., Ltd.	134,200	8,749,874
Shiseido Co., Ltd.	202,000	13,478,839
SMC Corp.	28,900	17,246,510
Softbank Corp.	1,448,800	19,775,651
SoftBank Group Corp.	608,100	32,920,929
Sohgo Security Services Co., Ltd.	34,800	1,488,872
SECURITY	NUMBER OF SHARES	VALUE ($)
Sompo Holdings, Inc.	162,500	7,047,111
Sony Group Corp.	636,000	73,646,438
Square Enix Holdings Co., Ltd.	41,900	2,295,284
Stanley Electric Co., Ltd.	66,247	1,669,768
Subaru Corp.	310,100	6,082,545
Sumco Corp.	167,000	3,191,138
Sumitomo Chemical Co., Ltd.	734,800	3,619,856
Sumitomo Corp.	559,400	7,971,260
Sumitomo Dainippon Pharma Co., Ltd.	98,500	1,392,943
Sumitomo Electric Industries Ltd.	378,900	5,029,088
Sumitomo Metal Mining Co., Ltd.	123,900	4,806,364
Sumitomo Mitsui Financial Group, Inc.	660,146	21,421,496
Sumitomo Mitsui Trust Holdings, Inc.	170,700	5,614,977
Sumitomo Realty & Development Co., Ltd.	156,400	5,652,282
Suntory Beverage & Food Ltd.	70,100	2,720,049
Suzuki Motor Corp.	185,400	8,268,258
Sysmex Corp.	85,000	10,539,218
T&D Holdings, Inc.	270,800	3,473,188
Taisei Corp.	96,800	3,037,500
Taisho Pharmaceutical Holdings Co., Ltd.	20,300	1,089,319
Takeda Pharmaceutical Co., Ltd.	795,490	22,326,072
TDK Corp.	194,400	7,067,021
Terumo Corp.	324,700	14,324,394
The Chiba Bank Ltd.	257,900	1,598,519
The Kansai Electric Power Co., Inc.	365,900	3,368,881
The Shizuoka Bank Ltd.	219,900	1,770,719
THK Co., Ltd.	61,542	1,323,376
TIS, Inc.	110,500	3,010,337
Tobu Railway Co., Ltd.	96,700	2,407,600
Toho Co., Ltd.	57,208	2,687,869
Toho Gas Co., Ltd.	38,460	1,139,279
Tohoku Electric Power Co., Inc.	226,600	1,470,211
Tokio Marine Holdings, Inc.	315,899	16,638,398
Tokyo Century Corp.	18,077	1,035,014
Tokyo Electric Power Co. Holdings, Inc. *	746,390	2,067,502
Tokyo Electron Ltd.	75,300	35,092,277
Tokyo Gas Co., Ltd.	191,240	3,318,575
Tokyu Corp.	254,000	3,580,944
Toppan, Inc.	136,300	2,200,172
Toray Industries, Inc.	714,600	4,453,041
Toshiba Corp.	208,017	8,972,218
Tosoh Corp.	133,700	2,251,644
TOTO Ltd.	71,300	3,444,809
Toyo Suisan Kaisha Ltd.	43,600	1,878,685
Toyota Industries Corp.	75,100	6,384,445
Toyota Motor Corp.	5,347,815	94,357,676
Toyota Tsusho Corp.	109,869	4,765,697
Trend Micro, Inc.	69,000	3,899,905
Tsuruha Holdings, Inc.	19,400	2,392,896
Unicharm Corp.	204,800	8,282,685
United Urban Investment Corp.	1,428	1,780,086
USS Co., Ltd.	112,500	1,813,308
Welcia Holdings Co., Ltd.	48,800	1,821,773
West Japan Railway Co.	110,732	5,227,176
Yakult Honsha Co., Ltd.	62,800	3,173,169
Yamada Holdings Co., Ltd.	344,200	1,315,291
Yamaha Corp.	66,100	4,176,071
Yamaha Motor Co., Ltd.	151,500	4,222,881
Yamato Holdings Co., Ltd.	145,700	3,581,771
Yaskawa Electric Corp.	118,500	5,132,479
Yokogawa Electric Corp.	119,000	2,377,886

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Z Holdings Corp.	1,333,900	8,280,875
ZOZO, Inc.	61,100	1,961,221
		1,997,816,681

Netherlands 5.0%
ABN AMRO Bank N.V. CVA	221,732	3,261,170
Adyen N.V. *	9,970	30,082,572
Aegon N.V.	921,549	4,674,362
Akzo Nobel N.V.	96,981	11,144,764
ASM International N.V.	23,628	10,693,669
ASML Holding N.V.	211,647	172,047,762
Coca-Cola Europacific Partners plc	103,974	5,474,231
Heineken Holding N.V.	57,386	5,318,249
Heineken N.V.	129,961	14,385,258
ING Groep N.V.	1,966,489	29,829,479
InPost S.A. *	97,365	1,390,156
JDE Peet's N.V.	37,481	1,091,404
Just Eat Takeaway.com N.V *	91,828	6,596,489
Koninklijke Ahold Delhaize N.V.	526,624	17,132,371
Koninklijke DSM N.V.	88,350	19,302,547
Koninklijke KPN N.V.	1,683,669	5,030,691
Koninklijke Philips N.V.	459,735	21,688,076
Koninklijke Vopak N.V.	35,769	1,423,531
NN Group N.V.	133,586	7,141,075
Prosus N.V. *	470,209	41,417,410
Randstad N.V.	59,428	4,269,747
Universal Music Group NV	363,777	10,561,515
Wolters Kluwer N.V.	135,828	14,223,694
		438,180,222

New Zealand 0.2%
Auckland International Airport Ltd. *	650,383	3,727,917
Fisher & Paykel Healthcare Corp., Ltd.	289,780	6,492,087
Mercury NZ Ltd.	327,399	1,439,854
Meridian Energy Ltd.	668,072	2,393,230
Ryman Healthcare Ltd.	216,390	2,239,468
Spark New Zealand Ltd.	898,471	2,941,300
The a2 Milk Co., Ltd. *	390,775	1,840,725
		21,074,581

Norway 0.7%
Adevinta A.S.A. *	143,473	2,369,922
Dnb Bank Asa	470,115	11,187,173
Equinor A.S.A.	491,694	12,458,704
Gjensidige Forsikring A.S.A.	101,362	2,523,776
Mowi A.S.A.	223,338	6,476,170
Norsk Hydro A.S.A.	672,147	4,937,233
Orkla A.S.A.	379,827	3,694,352
Schibsted A.S.A., A Shares	39,224	2,026,514
Schibsted A.S.A., B Shares	47,409	2,140,389
Telenor A.S.A.	343,366	5,425,356
Yara International A.S.A.	88,176	4,608,330
		57,847,919

Portugal 0.2%
Banco Espirito Santo S.A. *(a)	470,491	0
EDP - Energias de Portugal S.A.	1,409,027	7,950,632
EDP Renovaveis S.A.	141,975	3,955,366
Galp Energia, SGPS, S.A.	256,928	2,668,953
Jeronimo Martins, SGPS, S.A.	126,838	2,873,845
		17,448,796

SECURITY	NUMBER OF SHARES	VALUE ($)
Singapore 1.2%
Ascendas Real Estate Investment Trust	1,671,295	3,827,986
CapitaLand Integrated Commercial Trust	2,416,610	3,848,343
Capitaland Investment Ltd. *	1,356,214	3,459,678
City Developments Ltd.	230,800	1,252,888
DBS Group Holdings Ltd.	913,693	21,351,047
Genting Singapore Ltd.	3,265,700	1,888,236
Keppel Corp., Ltd.	724,600	2,891,580
Mapletree Commercial Trust	1,018,600	1,647,608
Mapletree Logistics Trust	1,513,914	2,270,165
Oversea-Chinese Banking Corp., Ltd.	1,695,701	14,823,524
Sea Ltd. ADR *	34,500	11,853,165
Singapore Airlines Ltd. *	671,850	2,587,999
Singapore Exchange Ltd.	392,700	2,818,294
Singapore Technologies Engineering Ltd.	786,249	2,232,810
Singapore Telecommunications Ltd.	4,132,137	7,666,087
United Overseas Bank Ltd.	596,533	11,858,082
UOL Group Ltd.	235,272	1,261,864
Venture Corp., Ltd.	133,300	1,861,975
Wilmar International Ltd.	967,934	3,094,623
		102,495,954

Spain 2.4%
ACS Actividades de Construccion y Servicios S.A.	127,279	3,335,934
Aena SME S.A. *	37,345	6,133,412
Amadeus IT Group S.A. *	227,597	15,225,754
Banco Bilbao Vizcaya Argentaria S.A.	3,360,160	23,514,823
Banco Santander S.A.	8,733,870	33,128,293
CaixaBank S.A.	2,212,679	6,360,709
Cellnex Telecom S.A.	256,702	15,787,091
Enagas S.A.	131,202	2,944,103
Endesa S.A.	165,414	3,814,895
Ferrovial S.A.	237,041	7,482,922
Grifols S.A.	149,867	3,429,409
Iberdrola S.A.	2,984,240	35,239,513
Industria de Diseno Textil S.A.	551,431	19,975,164
Naturgy Energy Group S.A. (b)	97,375	2,558,614
Red Electrica Corp. S.A.	216,179	4,501,224
Repsol S.A.	733,794	9,398,824
Siemens Gamesa Renewable Energy S.A. *	116,240	3,154,241
Telefonica S.A.	2,586,507	11,234,902
		207,219,827

Sweden 3.7%
Alfa Laval AB	157,799	6,768,758
Assa Abloy AB, B Shares	507,488	14,891,044
Atlas Copco AB, A Shares	339,402	21,857,042
Atlas Copco AB, B Shares	197,121	10,682,738
Boliden AB	137,166	4,835,678
Electrolux AB, B Shares	110,550	2,508,872
Embracer Group AB *	229,078	2,136,530
Epiroc AB, A Shares	331,803	8,255,746
Epiroc AB, B Shares	198,521	4,217,349
EQT AB	146,998	7,764,414
Essity AB, B Shares	308,819	10,003,166
Evolution AB	85,985	13,958,960
Fastighets AB Balder, B Shares *	51,228	3,714,438
H & M Hennes & Mauritz AB, B Shares (b)	373,868	7,033,514
Hexagon AB, B Shares	996,586	16,038,752
Husqvarna AB, B Shares	215,297	3,068,179

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
ICA Gruppen AB	53,133	2,746,979
Industrivarden AB, A Shares	65,191	2,150,535
Industrivarden AB, C Shares	82,193	2,673,621
Investment AB Latour, B Shares	74,723	2,714,193
Investor AB, B Shares	916,102	21,138,067
Kinnevik AB, B Shares *	121,154	4,755,393
LE Lundbergfortagen AB, B Shares	38,219	2,203,448
Lundin Energy AB	102,699	4,055,934
Nibe Industrier AB, B Shares	712,335	10,595,034
Nordea Bank Abp	1,639,425	20,077,739
Sandvik AB	570,022	14,455,021
Securitas AB, B Shares	153,399	2,541,312
Sinch AB *	253,616	4,827,523
Skandinaviska Enskilda Banken AB, A Shares	819,995	12,822,940
Skanska AB, B Shares	172,370	4,382,660
SKF AB, B Shares	193,848	4,502,156
Svenska Cellulosa AB, S.C.A., B Shares	299,272	4,676,143
Svenska Handelsbanken AB, A Shares	727,399	8,337,691
Swedbank AB, A Shares	459,535	9,966,716
Swedish Match Ab	796,225	7,020,473
Tele2 AB, B Shares	249,139	3,521,171
Telefonaktiebolaget LM Ericsson, B Shares	1,472,054	16,068,066
Telia Co. AB	1,335,396	5,259,918
Volvo AB, A Shares	102,412	2,421,135
Volvo AB, B Shares	721,443	16,823,438
		328,472,486

Switzerland 9.8%
ABB Ltd.	876,596	29,000,621
Adecco Group AG	76,141	3,835,986
Alcon, Inc.	250,993	20,811,967
Baloise Holding AG	22,837	3,639,306
Banque Cantonale Vaudoise	16,333	1,315,008
Barry Callebaut AG	1,775	4,110,640
Chocoladefabriken Lindt & Spruengli AG	54	6,481,651
Chocoladefabriken Lindt & Spruengli AG - Participation Certificates	536	6,316,558
Cie Financiere Richemont S.A.	263,780	32,642,874
Clariant AG *	106,213	2,236,052
Credit Suisse Group AG	1,292,939	13,448,771
EMS-Chemie Holding AG	3,451	3,423,131
Geberit AG	18,676	14,585,070
Givaudan S.A.	4,656	21,938,773
Holcim Ltd. *	264,566	13,197,229
Julius Baer Group Ltd.	113,210	8,188,715
Kuehne + Nagel International AG	27,776	8,748,063
Logitech International S.A.	86,371	7,225,189
Lonza Group AG	37,594	30,894,765
Nestle S.A.	1,453,678	191,750,558
Novartis AG	1,120,171	92,652,371
Partners Group Holding AG	11,460	20,020,095
Roche Holding AG	354,458	137,314,889
Roche Holding AG - Bearer Shares	16,074	6,913,797
Schindler Holding AG	10,545	2,707,183
Schindler Holding AG - Participation Certificates	20,157	5,248,631
SGS S.A.	3,077	9,109,517
Sika AG	71,581	24,250,184
Sonova Holding AG	27,365	11,339,277
Straumann Holding AG	5,231	10,889,357
Swiss Life Holding AG	15,964	8,757,312
Swiss Prime Site AG	39,292	3,994,672
SECURITY	NUMBER OF SHARES	VALUE ($)
Swiss Re AG	151,273	14,654,648
Swisscom AG	13,104	7,135,447
Temenos AG	34,078	5,217,222
The Swatch Group AG	24,720	1,315,085
The Swatch Group AG - Bearer Shares	14,537	4,001,230
UBS Group AG	1,847,249	33,624,879
Vifor Pharma AG	25,129	3,244,801
Zurich Insurance Group AG	75,835	33,611,630
		859,793,154

United Kingdom 14.4%
3i Group plc	486,044	9,076,881
abrdn plc	1,116,507	3,881,087
Admiral Group plc	99,336	3,902,132
Anglo American plc	653,787	24,872,034
Antofagasta plc	204,223	3,983,418
Ashtead Group plc	226,603	18,991,627
Associated British Foods plc	178,664	4,369,382
AstraZeneca plc	781,189	97,727,763
Auto Trader Group plc	481,803	3,994,357
AVEVA Group plc	59,040	2,875,006
Aviva plc	1,976,862	10,666,982
BAE Systems plc	1,642,606	12,385,515
Barclays plc	8,557,001	23,612,814
Barratt Developments plc	518,490	4,706,890
Berkeley Group Holdings plc	55,544	3,313,122
BHP Group plc	1,067,555	28,195,805
BP plc	10,213,239	48,930,612
British American Tobacco plc	1,099,167	38,233,883
BT Group plc *	4,499,268	8,547,840
Bunzl plc	174,074	6,433,790
Burberry Group plc	202,229	5,344,724
Coca-Cola HBC AG *	101,567	3,520,331
Compass Group plc *	895,232	18,997,395
Croda International plc	69,797	9,033,863
DCC plc	50,200	4,188,706
Diageo plc	1,179,391	58,676,694
Direct Line Insurance Group plc	678,602	2,712,306
Entain plc *	296,161	8,298,767
Evraz plc	260,036	2,208,745
Experian plc	465,406	21,339,422
Ferguson plc	112,305	16,897,795
GlaxoSmithKline plc	2,536,341	52,656,543
Glencore plc *	5,049,913	25,252,495
Halma plc	194,620	7,892,482
Hargreaves Lansdown plc	182,680	3,844,127
Hikma Pharmaceuticals plc	84,141	2,773,447
HSBC Holdings plc	10,295,658	62,033,108
Imperial Brands plc	472,890	9,978,534
Informa plc *	765,170	5,443,372
InterContinental Hotels Group plc *	91,088	6,380,452
Intertek Group plc	80,397	5,384,019
J. Sainsbury plc	851,782	3,488,779
JD Sports Fashion plc	253,281	3,775,124
Johnson Matthey plc	100,741	3,765,248
Kingfisher plc	1,058,893	4,859,886
Land Securities Group plc	361,040	3,391,782
Legal & General Group plc	3,014,216	11,887,413
Lloyds Banking Group plc	35,873,915	24,551,416
London Stock Exchange Group plc	165,961	16,155,266
M&G plc	1,358,445	3,711,407
Melrose Industries plc	2,232,592	4,816,917
Mondi plc	249,210	6,223,709
National Grid plc	1,782,872	22,827,110
Natwest Group plc	2,924,786	8,818,740
Next plc	67,458	7,352,208
NMC Health plc *(a)	48,950	11,429

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Ocado Group plc *	247,104	6,098,674
Pearson plc	382,350	3,146,215
Persimmon plc	157,425	5,865,387
Phoenix Group Holdings plc	336,656	3,022,675
Prudential plc	1,320,813	26,955,089
Reckitt Benckiser Group plc	359,295	29,168,573
RELX plc	977,814	30,319,451
Rentokil Initial plc	947,714	7,628,096
Rio Tinto plc	565,540	35,262,247
Rolls-Royce Holdings plc *	4,217,775	7,612,406
Royal Dutch Shell plc, A Shares	2,073,236	47,495,504
Royal Dutch Shell plc, B Shares	1,865,794	42,817,587
Schroders plc	63,460	3,143,415
Segro plc	597,147	10,554,301
Severn Trent plc	122,489	4,587,489
Smith & Nephew plc	446,170	7,705,386
Smiths Group plc	195,480	3,629,682
Spirax-Sarco Engineering plc	37,683	8,044,169
SSE plc	526,885	11,865,236
St. James's Place plc	276,945	5,982,797
Standard Chartered plc	1,325,242	8,962,611
Taylor Wimpey plc	1,901,250	4,022,683
Tesco plc	3,915,465	14,456,940
The British Land Co., plc	448,543	3,028,550
The Sage Group plc	537,645	5,228,876
Unilever plc	1,321,277	70,743,653
United Utilities Group plc	350,356	4,979,658
Vodafone Group plc	14,078,504	20,749,619
Whitbread plc *	99,153	4,435,885
WPP plc	605,961	8,759,027
		1,263,466,582
Total Common Stocks (Cost $6,118,330,037)		8,649,962,752

PREFERRED STOCKS 0.6% OF NET ASSETS

Germany 0.6%
Bayerische Motoren Werke AG	29,441	2,509,601
FUCHS PETROLUB SE	34,883	1,671,057
Henkel AG & Co. KGaA	91,034	8,155,509
Porsche Automobil Holding SE	77,512	8,067,172
Sartorius AG	13,344	8,643,409
Volkswagen AG	93,916	21,077,701
		50,124,449

Italy 0.0%
Telecom Italia S.p.A. - RSP	2,930,066	1,113,934
Total Preferred Stocks (Cost $36,423,254)		51,238,383

SECURITY	NUMBER OF SHARES/ FACE AMOUNT	VALUE ($)
SHORT-TERM INVESTMENTS 0.5% OF NET ASSETS

Money Market Funds 0.2%
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)(d)	12,521,971	12,521,971

Time Deposits 0.3%
BNP Paribas S.A.
Swiss Franc
(1.41%), 11/01/21 (e)(f)	82,228	89,808
SECURITY	NUMBER OF SHARES/ FACE AMOUNT	VALUE ($)
Brown Brothers Harriman & Co.
Australian Dollar
(0.21%), 11/01/21 (e)(f)	134,639	101,282
Canadian Dollar
0.01%, 11/01/21 (e)	104,287	84,266
Danish Krone
(0.61%), 11/01/21 (e)(f)	474,268	73,701
Hong Kong Dollar
0.00%, 11/01/21 (e)	487,215	62,620
New Zealand Dollar
0.20%, 11/01/21 (e)	106,883	76,592
Norwegian Krone
0.01%, 11/01/21 (e)	1,648,899	195,185
Singapore Dollar
0.01%, 11/01/21 (e)	137,783	102,175
Swedish Krona
(0.35%), 11/01/21 (e)(f)	2,758,406	321,193
Citibank NA
Euro
(0.79%), 11/01/21 (e)(f)	72,115	83,365
U.S. Dollar
0.01%, 11/01/21 (e)	28,580,766	28,580,766
Sumitomo Mitsui Banking Corp.
Japanese Yen
(0.28%), 11/01/21 (e)(f)	14,384,725	126,209
		29,897,162
Total Short-Term Investments (Cost $42,419,133)		42,419,133
Total Investments in Securities (Cost $6,197,172,424)		8,743,620,268

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 12/17/21	648	75,803,040	545,990

*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $11,191,681.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.
(e)	The rate shown is the current daily overnight rate. Face amount is disclosed in local currency.
(f)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

ADR —	American Depositary Receipt
CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$423,559,997	$—	$423,559,997
Australia	—	592,101,945	25,400,863	617,502,808
Denmark	4,291,093	233,629,150	—	237,920,243
France	4,033,157	993,458,197	—	997,491,354
Germany	6,393,511	724,245,931	—	730,639,442
Hong Kong	4,099,118	249,840,622	—	253,939,740
Ireland	10,781,083	50,218,106	—	60,999,189
Israel	20,219,044	34,949,314	—	55,168,358
Japan	3,443,166	1,994,373,515	—	1,997,816,681
Netherlands	16,035,746	422,144,476	—	438,180,222
Norway	2,140,389	55,707,530	—	57,847,919
Portugal	6,829,211	10,619,585	0*	17,448,796
Singapore	15,312,843	87,183,111	—	102,495,954
Spain	41,227,536	165,992,291	—	207,219,827
Sweden	5,255,851	323,216,635	—	328,472,486
Switzerland	12,798,209	846,994,945	—	859,793,154
United Kingdom	—	1,263,455,153	11,429	1,263,466,582
Preferred Stocks[1]	—	1,113,934	—	1,113,934
Germany	1,671,057	48,453,392	—	50,124,449
Short-Term Investments[1]	—	29,897,162	—	29,897,162
Money Market Funds	12,521,971	—	—	12,521,971
Futures Contracts[2]	545,990	—	—	545,990
Total	$167,598,975	$8,551,154,991	$25,412,292	$8,744,166,258

*	Level 3 amount shown includes securities determined to have no value at October 31, 2021.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are not included in Investments and are valued at the unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $6,197,172,424) including securities on loan of $11,191,681		$8,743,620,268
Deposit with broker for futures contracts		4,775,760
Receivables:
Dividends		17,847,604
Foreign tax reclaims		16,484,380
Investments sold		14,691,213
Fund shares sold		8,123,626
Income from securities on loan	+	14,504
Total assets		8,805,557,355
Liabilities
Collateral held for securities on loan		12,521,971
Payables:
Due to custodian		4,570,058
Investments bought		3,314,730
Fund shares redeemed		2,824,796
Investment adviser fees		650,396
Variation margin on futures contracts	+	453,332
Total liabilities		24,335,283
Net assets		$8,781,222,072
Net Assets by Source
Capital received from investors		$6,476,697,686
Total distributable earnings	+	2,304,524,386
Net assets		$8,781,222,072

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$8,781,222,072		359,215,458		$24.45

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $22,310,697)		$224,523,724
Interest received from securities - unaffiliated		1,044
Securities on loan, net	+	559,727
Total investment income		225,084,495
Expenses
Investment adviser fees		4,776,024
Professional fees	+	54,079*
Total expenses		4,830,103
Expense reduction by investment adviser	–	54,079*
Net expenses	–	4,776,024
Net investment income		220,308,471
Realized and Unrealized Gains (Losses)
Net realized losses on sales of securities - unaffiliated		(22,681,512)
Net realized gains on futures contracts		10,352,281
Net realized losses on foreign currency transactions	+	(150,814)
Net realized losses		(12,480,045)
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		1,868,529,412
Net change in unrealized appreciation (depreciation) on futures contracts		2,251,228
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(596,471)
Net change in unrealized appreciation (depreciation)	+	1,870,184,169
Net realized and unrealized gains		1,857,704,124
Increase in net assets resulting from operations		$2,078,012,595

*	Professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 (d) and 4 for additional information.

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab International Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$220,308,471	$140,255,519
Net realized losses		(12,480,045)	(171,714,124)
Net change in unrealized appreciation (depreciation)	+	1,870,184,169	(261,951,352)
Increase (decrease) in net assets from operations		$2,078,012,595	($293,409,957)
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($134,266,147)	($172,919,468)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		84,577,903	$1,955,546,476	137,962,023	$2,458,528,501
Shares reinvested		4,139,456	90,364,312	6,184,493	127,647,953
Shares redeemed	+	(49,400,102)	(1,145,927,182)	(90,042,895)	(1,625,600,717)
Net transactions in fund shares		39,317,257	$899,983,606	54,103,621	$960,575,737
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		319,898,201	$5,937,492,018	265,794,580	$5,443,245,706
Total increase	+	39,317,257	2,843,730,054	54,103,621	494,246,312
End of period		359,215,458	$8,781,222,072	319,898,201	$5,937,492,018

Schwab Equity Index Funds  |  Annual Report
See financial notes

Schwab Equity Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the trusts) are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund	Schwab Target 2050 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2060 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2065 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab International Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Fundamental Global Real Estate Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Health Care Fund	Schwab Target 2040 Index Fund
Schwab International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund – Moderate Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund – Enhanced Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund – Maximum Payout

SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab 1000 Index Fund	Schwab Tax-Free Bond Fund
Schwab Treasury Inflation Protected Securities Index Fund	Schwab California Tax-Free Bond Fund
Schwab U.S. Aggregate Bond Index Fund	Schwab Opportunistic Municipal Bond Fund
Schwab Short-Term Bond Index Fund	Schwab Global Real Estate Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain mutual funds and exchange-traded funds (ETFs) referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates fair value.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2021 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Passive Foreign Investment Companies: Certain funds may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a Passive Foreign Investment Company (PFIC). The funds may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
Securities Lending: Under the trusts’ Securities Lending Program, a fund (lender), may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid

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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of October 31, 2021, Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund and Schwab International Index Fund had securities on loan, all of which were classified as common stocks, investment companies and rights. The value of the securities on loan and the related collateral as of October 31, 2021, if any, are disclosed in each fund’s Portfolio Holdings and Statement of Assets and Liabilities.
Cash Management Transactions: The funds, except for Schwab 1000 Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund and Schwab U.S. Mid-Cap Index Fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances, however, interest rates may be negative due to overnight rates at the central bank of the denominated currency. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. In the Schwab Small-Cap Index Fund and Schwab Total Stock Market Index Fund a non-recurring dividend with a payable date of October 29, 2021 and an ex-date of November 1, 2021 is presented in the Statement of Assets and Liabilities as Deferred dividend income payable.

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Schwab Equity Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Schwab International Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between the investment adviser and each trust, the investment adviser pays the operating expenses of each fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes accrued as of October 31, 2021, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectuses, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

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Schwab Equity Index Funds
Financial Notes (continued)

3. Risk Factors (continued):
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Tracking Error Risk. As an index fund, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, a fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in an index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for a fund.
Sampling Index Tracking Risk. To the extent a fund uses sampling techniques, a fund will not fully replicate its index and may hold securities not included in the index. As a result, a fund will be subject to the risk that the investment adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that a fund’s or its respective index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Value Investing Risk. A fund may emphasize “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated

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Schwab Equity Index Funds
Financial Notes (continued)

3. Risk Factors (continued):
in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Derivatives Risk. A fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are futures and options on futures. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase its volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between the investment adviser and each trust.
For its advisory and administrative services to the funds, the investment adviser is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
SCHWAB S&P 500 INDEX FUND	SCHWAB 1000 INDEX FUND	SCHWAB SMALL-CAP INDEX FUND	SCHWAB TOTAL STOCK MARKET INDEX FUND	SCHWAB U.S. LARGE-CAP GROWTH INDEX FUND	SCHWAB U.S. LARGE-CAP VALUE INDEX FUND	SCHWAB U.S. MID-CAP INDEX FUND	SCHWAB INTERNATIONAL INDEX FUND
0.02%	0.05%	0.04%	0.03%	0.035%	0.035%	0.04%	0.06%

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Schwab Equity Index Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2021, as applicable:
	UNDERLYING FUNDS
	SCHWAB S&P 500 INDEX FUND	SCHWAB SMALL-CAP INDEX FUND	SCHWAB U.S. LARGE-CAP GROWTH INDEX FUND	SCHWAB U.S. MID-CAP INDEX FUND	SCHWAB INTERNATIONAL INDEX FUND
Schwab MarketTrack All Equity Portfolio	0.4%	1.3%	5.0%	—%	1.3%
Schwab MarketTrack Balanced Portfolio	0.2%	0.6%	2.3%	—%	0.5%
Schwab MarketTrack Conservative Portfolio	0.1%	0.2%	0.8%	—%	0.2%
Schwab MarketTrack Growth Portfolio	0.4%	1.3%	3.8%	—%	1.0%
Schwab Target 2010 Fund	0.0%*	—%	—%	0.1%	—%
Schwab Target 2015 Fund	0.0%*	—%	—%	0.1%	—%
Schwab Target 2020 Fund	0.1%	—%	—%	0.5%	—%
Schwab Target 2025 Fund	0.2%	—%	—%	0.8%	—%
Schwab Target 2030 Fund	0.3%	—%	—%	1.7%	—%
Schwab Target 2035 Fund	0.2%	—%	—%	1.0%	—%
Schwab Target 2040 Fund	0.4%	—%	—%	2.1%	—%
Schwab Target 2045 Fund	0.1%	—%	—%	0.5%	—%
Schwab Target 2050 Fund	0.1%	—%	—%	0.4%	—%
Schwab Target 2055 Fund	0.0%*	—%	—%	0.3%	—%
Schwab Target 2060 Fund	0.0%*	—%	—%	0.1%	—%
Schwab Target 2065 Fund	0.0%*	—%	—%	0.0%*	—%

*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. The investment adviser agreed to pay these professional fees on behalf of the Schwab International Index Fund, subject to reimbursement to the extent the fund is able to successfully recover taxes withheld in the future.
During the year ended October 31, 2021, the professional fees incurred by the Schwab International Index Fund and paid by the investment adviser were $54,079.
During the year ended October 31, 2021, the Schwab International Index Fund received a positive judgment of previously withheld foreign taxes from Finland. The Schwab International Index Fund has recorded $435,984 (including $5,289 in interest) in income and receivable while awaiting payment from Finland. In addition, the Schwab International Index Fund recorded a payable of $212,425 due to the investment adviser for professional fees that were subject to reimbursement. The above amounts are reflected in the Schwab International Index Fund’s Statement of Assets and Liabilities and Statement of Operations. Amounts recorded as receivable and payable will be extinguished upon receipt of payment from Finland.
As of October 31, 2021, there are no additional professional fees related to foreign withholding tax subject to future reimbursement to the investment adviser for the Schwab International Index Fund.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.

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Schwab Equity Index Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
Interfund Transactions
The funds may engage in transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2021, each fund’s total aggregate security transactions with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	TOTAL AGGREGATE TRANSACTIONS	REALIZED GAINS (LOSSES)
Schwab S&P 500 Index Fund	$458,054,898	($68,942,655)
Schwab 1000 Index Fund	299,299,178	8,402,967
Schwab Small-Cap Index Fund	133,638,791	840,279
Schwab Total Stock Market Index Fund	223,479,599	(17,409,015)
Schwab U.S. Large-Cap Growth Index Fund	136,098,894	12,449,829
Schwab U.S. Large-Cap Value Index Fund	127,791,256	15,504,820
Schwab U.S. Mid-Cap Index Fund	54,449,291	(883,145)
Schwab International Index Fund	3,309,144	(1,460,192)

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The funds do not pay any interested or non-interested (independent trustees) trustees. The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 30, 2021. On September 30, 2021, the Syndicated Credit Facility was amended to run for a new 364 day period with a line of credit amount unchanged, maturing on September 29, 2022. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by a fund, the investment adviser paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 30, 2021. On September 30, 2021, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Uncommitted Credit Facility, the investment adviser pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

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Schwab Equity Index Funds
Financial Notes (continued)

7. Derivatives:
The funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at October 31, 2021 are presented in the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in the Statement of Operations, if any. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2021, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Schwab S&P 500 Index Fund	$324,756,509	1,599
Schwab 1000 Index Fund	62,136,132	308
Schwab Small-Cap Index Fund	36,813,319	345
Schwab Total Stock Market Index Fund	88,610,666	500
Schwab U.S. Large-Cap Growth Index Fund	3,605,722	27
Schwab U.S. Large-Cap Value Index Fund	2,618,843	33
Schwab U.S. Mid-Cap Index Fund	3,934,010	15
Schwab International Index Fund	48,288,097	437

8. Purchases and Sales of Investment Securities:
For the period ended October 31, 2021, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab S&P 500 Index Fund	$6,042,732,900	$1,447,739,853
Schwab 1000 Index Fund	1,067,208,625	594,519,135
Schwab Small-Cap Index Fund	1,936,612,633	1,132,682,238
Schwab Total Stock Market Index Fund	2,301,383,977	522,850,444
Schwab U.S. Large-Cap Growth Index Fund	289,982,450	125,724,696
Schwab U.S. Large-Cap Value Index Fund	196,005,703	95,479,094
Schwab U.S. Mid-Cap Index Fund	288,137,462	101,284,254
Schwab International Index Fund	1,212,482,620	270,896,999
During the period ended October 31, 2021, the Schwab 1000 Index Fund and the Schwab Small-Cap Index Fund sold securities in connection with in-kind redemptions in the amounts of $91,849,845 and $1,099,026, respectively, resulting in realized gains of $88,311,953 and $966,519, respectively. The realized gains on sales of securities — unaffiliated are included in the Statement of Operations.

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Schwab Equity Index Funds
Financial Notes (continued)

9. Federal Income Taxes:
As of October 31, 2021, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab S&P 500 Index Fund	$25,892,017,233	$42,338,767,081	($857,348,014)	$41,481,419,067
Schwab 1000 Index Fund	3,071,060,075	11,238,309,815	(95,529,892)	11,142,779,923
Schwab Small-Cap Index Fund	4,482,210,996	2,742,624,165	(540,946,209)	2,201,677,956
Schwab Total Stock Market Index Fund	8,412,722,738	10,213,348,726	(363,530,338)	9,849,818,388
Schwab U.S. Large-Cap Growth Index Fund	555,272,985	343,472,548	(14,501,232)	328,971,316
Schwab U.S. Large-Cap Value Index Fund	454,112,613	152,120,392	(30,084,688)	122,035,704
Schwab U.S. Mid-Cap Index Fund	654,270,834	269,164,856	(28,822,660)	240,342,196
Schwab International Index Fund	6,490,515,608	2,839,724,868	(586,074,218)	2,253,650,650
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS	TOTAL
Schwab S&P 500 Index Fund	$644,685,725	$65,457,539	$41,481,419,067	$—	$—	$42,191,562,331
Schwab 1000 Index Fund	134,827,631	79,902,182	11,142,779,923	—	—	11,357,509,736
Schwab Small-Cap Index Fund	105,554,077	399,701,902	2,201,677,956	—	—	2,706,933,935
Schwab Total Stock Market Index Fund	176,420,096	45,585,913	9,849,818,388	—	—	10,071,824,397
Schwab U.S. Large-Cap Growth Index Fund	5,075,378	9,905,946	328,971,316	—	—	343,952,640
Schwab U.S. Large-Cap Value Index Fund	15,173,515	10,244,073	122,035,704	—	—	147,453,292
Schwab U.S. Mid-Cap Index Fund	8,975,434	14,727,980	240,342,196	—	—	264,045,610
Schwab International Index Fund	260,131,523	—	2,253,650,650	(22,817)	(209,234,970)	2,304,524,386
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts, the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2021, the funds had capital loss carryforwards available as follows:
NO EXPIRATION
Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	—
Schwab Small-Cap Index Fund	—
Schwab Total Stock Market Index Fund	—
Schwab U.S. Large-Cap Growth Index Fund	—
Schwab U.S. Large-Cap Value Index Fund	—
Schwab U.S. Mid-Cap Index Fund	—
Schwab International Index Fund	209,234,970

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Schwab Equity Index Funds
Financial Notes (continued)

9. Federal Income Taxes (continued):
For the fiscal year ended October 31, 2021, the funds had capital loss carryforwards utilized as follows:
CAPITAL LOSS CARRYFORWARDS UTILIZED
Schwab S&P 500 Index Fund	$177,404,555
Schwab 1000 Index Fund	—
Schwab Small-Cap Index Fund	—
Schwab Total Stock Market Index Fund	21,117,724
Schwab U.S. Large-Cap Growth Index Fund	5,572,385
Schwab U.S. Large-Cap Value Index Fund	1,090,145
Schwab U.S. Mid-Cap Index Fund	3,129,145
Schwab International Index Fund	—
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab S&P 500 Index Fund	$913,293,066	$—	$752,543,848	$76,711,728
Schwab 1000 Index Fund	189,179,998	117,107,001	175,073,765	115,680,278
Schwab Small-Cap Index Fund	57,108,519	72,781,270	71,467,544	187,516,879
Schwab Total Stock Market Index Fund	218,157,695	—	180,871,651	26,277,147
Schwab U.S. Large-Cap Growth Index Fund	3,820,481	—	1,890,344	—
Schwab U.S. Large-Cap Value Index Fund	7,759,956	—	7,613,944	2,019,105
Schwab U.S. Mid-Cap Index Fund	8,319,433	—	7,422,021	2,160,536
Schwab International Index Fund	134,266,147	—	172,919,468	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2021, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Schwab Equity Index Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Schwab Capital Trust and Shareholders of Schwab 1000 Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund, and Schwab International Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab 1000® Index Fund, one of the funds constituting Schwab Investments, and Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, Schwab U.S. Mid-Cap Index Fund, and Schwab International Index Fund (the “Funds”), seven of the funds constituting Schwab Capital Trust, as of October 31, 2021, and the related statements of operations for the year then ended, the related statements of changes in net assets and the financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2021
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.

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Schwab Equity Index Funds
Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass on the benefits of the foreign tax credit of $16,287,923 to its shareholders for the fiscal year ended October 31, 2021. The respective foreign source income on the fund is $246,640,588.
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2021, qualify for the corporate dividends received deduction:
PERCENTAGE
Schwab S&P 500 Index Fund	85.17
Schwab 1000 Index Fund	85.79
Schwab Small-Cap Index Fund	58.34
Schwab Total Stock Market Index Fund	83.67
Schwab U.S. Large-Cap Growth Index Fund	90.71
Schwab U.S. Large-Cap Value Index Fund	81.07
Schwab U.S. Mid-Cap Index Fund	78.96
Schwab International Index Fund	—
For the fiscal year ended October 31, 2021, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS form 1099 of the amounts for use in preparing their 2021 income tax return.
Schwab S&P 500 Index Fund	$913,293,066
Schwab 1000 Index Fund	183,962,574
Schwab Small-Cap Index Fund	33,684,436
Schwab Total Stock Market Index Fund	205,791,857
Schwab U.S. Large-Cap Growth Index Fund	3,527,530
Schwab U.S. Large-Cap Value Index Fund	6,455,964
Schwab U.S. Mid-Cap Index Fund	7,640,090
Schwab International Index Fund	138,381,927
Under section 852(b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2021:
Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	117,107,001
Schwab Small-Cap Index Fund	72,781,270
Schwab Total Stock Market Index Fund	—
Schwab U.S. Large-Cap Growth Index Fund	—
Schwab U.S. Large-Cap Value Index Fund	—
Schwab U.S. Mid-Cap Index Fund	—
Schwab International Index Fund	—
For the fiscal year ended October 31, 2021, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS form 1099 of the amounts for use in preparing their 2021 income tax return.
Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	1,745,086
Schwab Small-Cap Index Fund	1,207,370
Schwab Total Stock Market Index Fund	2,075,457
Schwab U.S. Large-Cap Growth Index Fund	28,211
Schwab U.S. Large-Cap Value Index Fund	44,960
Schwab U.S. Mid-Cap Index Fund	218,899
Schwab International Index Fund	—

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Schwab Equity Index Funds
Liquidity Risk Management Program  (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Funds’ Board of Trustees (the “Board”) has designated the Funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Funds’ Board reviewed a report at its meeting held on September 20, 2021 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2020, through May 31, 2021, which included individual Fund liquidity risk metrics. No significant liquidity events impacting any of the Funds were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each Fund’s liquidity risk.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the amended and restated investment advisory and administration agreements (the Agreements) between Schwab Capital Trust and Schwab Investments (collectively, the Trusts) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab U.S. Large-Cap Growth Index Fund, Schwab U.S. Large-Cap Value Index Fund, and Schwab U.S. Mid-Cap Index Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreements with respect to the Funds at meetings held on May 12, 2021 and June 8, 2021, and approved the renewal of the Agreements with respect to the Funds for an additional one-year term at the meeting on June 8, 2021 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreements, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk

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Schwab Equity Index Funds
oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered the investment adviser’s effective implementation of its business continuity plan in response to the COVID-19 pandemic and government-mandated restrictions during the prior year. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreements with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, portfolio yield (if applicable) and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and such Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreements with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by the investment adviser to ETFs, other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreements with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreements with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in the investment adviser’s infrastructure, including modernizing the investment adviser’s technology and use of data, increasing

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Schwab Equity Index Funds
expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by the investment adviser and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has shared any economies of scale with the Funds by investing in the investment adviser’s infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. The Trustees considered that the investment adviser and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 8, 2021 was held by means of videoconference in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.

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Schwab Equity Index Funds
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust and Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 103 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	103	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	103	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	103	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	103	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	103	None

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Schwab Equity Index Funds
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	103	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	103	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	103	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director and Chief Executive Officer (Oct. 2008 – present) and President (Oct. 2008 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	103	Director (2008 – present), The Charles Schwab Corporation

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	103	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present) and Chief Operating Officer (Jan. 2020 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of Schwab.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dow Jones U.S. Total Stock Market Index  An index which includes all U.S. equity issues with readily available prices. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
International Spliced Index  An internally calculated index comprised of the Schwab International Index from inception of the Schwab International Index Fund until the close of business on December 20, 2011, the MSCI EAFE Index from December 21, 2011 until the close of business on February 28, 2013, and the MSCI EAFE Index (Net) from March 1, 2013 forward.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

Schwab Equity Index Funds  |  Annual Report

Schwab Equity Index Funds
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap Index   An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
Schwab 1000 Index  A float-adjusted market capitalization weighted index developed by Charles Schwab & Co., Inc. that represents the performance of the largest 1,000 publicly traded companies in the United States. As a result of corporate actions, the index may be comprised of more or less than 1,000 securities.
Small-Cap Spliced Index  An internally calculated index comprised of the Schwab Small-Cap Index from inception of the Schwab Small-Cap Index Fund until the close of business on December 14, 2011, and the Russell 2000 Index from December 15, 2011 forward.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Equity Index Funds  |  Annual Report

Notes

Schwab Equity Index Funds
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2021 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13810-24
00266990

Annual Report  |  October 31, 2021
Schwab Fundamental Index* Funds

Schwab Fundamental
US Large Company Index Fund
Schwab Fundamental
US Small Company Index Fund
Schwab Fundamental International
Large Company Index Fund
Schwab Fundamental International
Small Company Index Fund
Schwab Fundamental Emerging Markets
Large Company Index Fund
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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Schwab Fundamental Index Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the Portfolio Holdings are sub-categories of Sector classifications.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Total Return for the 12 Months Ended October 31, 2021
Schwab Fundamental US Large Company Index Fund (Ticker Symbol: SFLNX)	51.33%
Russell RAFITM US Large Company Index	51.71%
Russell 1000® Index	43.51%
Fund Category: Morningstar Large Value[1]	43.70%
Performance Details	pages 7-9

Schwab Fundamental US Small Company Index Fund (Ticker Symbol: SFSNX)	63.73%
Russell RAFITM US Small Company Index	64.10%
Russell 2000® Index	50.80%
Fund Category: Morningstar Small Blend[1]	54.25%
Performance Details	pages 10-12

Schwab Fundamental International Large Company Index Fund[2] (Ticker Symbol: SFNNX)	44.03%
Russell RAFITM Developed ex US Large Company Index (Net)[3]	44.65%
MSCI EAFE® Index (Net)[3]	34.18%
Fund Category: Morningstar Foreign Large Value[1]	36.44%
Performance Details	pages 13-15
Total Return for the 12 Months Ended October 31, 2021
Schwab Fundamental International Small Company Index Fund[2] (Ticker Symbol: SFILX)	37.25%
Russell RAFITM Developed ex US Small Company Index (Net)[3]	37.75%
S&P Developed ex-U.S. Small Cap Index (Net)[3]	36.39%
Fund Category: Morningstar Foreign Small/Mid Value[1]	43.61%
Performance Details	pages 16-18

Schwab Fundamental Emerging Markets Large Company Index Fund[2] (Ticker Symbol: SFENX)	40.58% [4]
Russell RAFITM Emerging Markets Large Company Index (Net)[3]	42.09%
MSCI Emerging Markets Index (Net)[3]	16.96%
Fund Category: Morningstar Diversified Emerging Markets[1]	21.15%
Performance Details	pages 19-21

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for each fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — The funds are not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Index Series (the Indices) or otherwise. The Indices are compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Indices and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Indices. For full disclaimer please see the funds’ statement of additional information.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the funds
covered in this report.
Dear Shareholder,
During the 12-month reporting period ended October 31, 2021, global equity markets generally gained ground as economies began to recover from COVID-19 pandemic lockdowns and corporations generally posted stronger-than-expected profits. The S&P 500® Index, a bellwether for the overall U.S. stock market, rose 42.9%, reaching record territory as the period ended, while the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 34.2%. Emerging markets rose as well, although not to the same degree. A far more complex story lay beneath those broad gains. Skyrocketing oil and gas prices propelled the energy sector ahead of other sectors, while the financials sector sharply outperformed on strong earnings and rising interest rates. Other cyclically sensitive sectors, such as the information technology and real estate sectors, also outperformed, while more traditionally defensive sectors, such as the utilities and consumer staples sectors, trailed by comparison.
While there are always winners and losers among various markets, sectors, and individual stocks, today’s top performers are rarely the same as yesterday’s or tomorrow’s. At Schwab Asset Management, we believe the best defense against a shifting investment landscape is a portfolio that’s diversified across a wide variety of asset classes and geographic regions. The Schwab Fundamental Index Funds play a role in our goal to provide investors with a diverse variety of investment choices. The funds weight their holdings based on objective financial measures of company size—adjusted sales, retained operating cash flow, and dividends plus buybacks. Because this can result in a different risk profile than market-cap index funds that use market capitalization to weight the same set of stocks, the Schwab Fundamental Index Funds can complement traditional market-cap index and actively managed strategies, helping to create the potential for more attractive risk-adjusted portfolios.
Thank you for investing with Schwab Asset Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Fundamental Index Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ The funds weight their holdings based on objective financial measures of company size—adjusted sales, retained operating cash flow, and dividends plus buybacks.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds, Laudus Funds, and Schwab ETFs.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 42.91% with cyclically sensitive sectors, such as the energy, financials, information technology, and real estate sectors, outperforming traditionally defensive sectors, such as the utilities and consumer staples sectors. U.S. small-cap stocks outperformed U.S. large-cap stocks, with the Russell 2000® Index and the Russell 1000® Index returning 50.80% and 43.51%, respectively. Among U.S. large-caps, value stocks slightly outperformed growth stocks, with the Russell 1000® Value Index and Russell 1000® Growth Index returning 43.76% and 43.21%, respectively. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. Among international markets, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 34.18% and the MSCI Emerging Markets Index (Net)* returned 16.96%.
Bolstered by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Congress and U.S. Federal Reserve (Fed) beginning in March 2020, the U.S. economy began to recover from the dramatic impact of the COVID-19 pandemic beginning in the third quarter of 2020. U.S. gross domestic product (GDP) rose at an annualized rate of 4.3% for the fourth quarter of 2020, 6.4% for the first quarter of 2021, and 6.7% for the second quarter of 2021 before falling back to 2.0% for the third quarter of 2021 amid fading government stimuli, persistent inflation, and a new surge in COVID-19 cases. Unemployment, which skyrocketed in April 2020, fell over the reporting period. Inflation, which had remained well below the Fed’s traditional 2% target until it jumped in March 2021, continued to rise through June 2021 and remained elevated through October 2021, largely due to imbalances in the labor market, supply chain bottlenecks, increased consumer demand, particularly for travel-related services early in the reporting period, and higher energy costs.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2021

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Fundamental Index Funds
The Investment Environment (continued)

Outside the United States, global economies also displayed resilience but were somewhat more constrained amid continuing struggles against COVID-19 and the emergence and spread of the Delta variant. Oil prices rose through most of the reporting period, except for a dip in July and August, on growing demand and reduced production. In the eurozone, GDP growth jumped in the third quarter of 2020, regaining much of its losses from the second quarter, but turned slightly negative for both the fourth quarter of 2020 and the first quarter of 2021. GDP growth turned positive for the second and third quarters of 2021. The United Kingdom, which was particularly hard-hit by the COVID-19 pandemic, suffered its biggest slump in more than three centuries over the course of 2020, effectively wiping out its growth over the past seven years, but posted a small positive gain in GDP for the first quarter of 2021. The United Kingdom removed many of the country’s stringent restrictions during the summer and posted a strong gain in GDP growth for the second quarter of 2021. Japan’s economy, after rebounding sharply in the third quarter of 2020, posted a positive, albeit smaller, gain in the fourth quarter of 2020. Japan’s economy subsequently contracted in the first quarter of 2021 on a resurgence of COVID-19 cases and slow COVID-19 vaccine rollouts but posted a small gain for the second quarter of 2021. China, the only major economy to avoid contraction in the face of COVID-19 pandemic-related shocks, maintained positive GDP growth in the fourth quarter of 2020. China’s GDP growth accelerated sharply for the first quarter of 2021 before easing for the subsequent two quarters in part because of the political landscape and an emphasis on domestic consumption over globalization. India, after plunging into one of the worst recessions of any major economy, saw its first positive gain in GDP in the fourth quarter of 2020 and posted a sharp jump in GDP growth for the second quarter of 2021.
For the most part, central banks around the world, including the Fed, maintained the low—and for some international central banks, negative—interest rates instituted prior to, and in response to, the COVID-19 pandemic. In the United States, despite improving economic data, the Fed reiterated several times during the reporting period its intention to continue its support of the economy for as long as needed to achieve a full recovery. The Fed maintained the federal funds rate in a range of 0.00% to 0.25% throughout the reporting period. However, as inflation continued to rise for most of 2021, the Fed tightened its stance, signaling that—due to significant progress made on its twin goals of maximum employment and price stability—it could start to reduce its bond-buying program as soon as late 2021 and could begin to raise interest rates in the next 18 months. In developed international markets, most central banks were similarly accommodative while acknowledging that conditions were changing. The European Central Bank held interest rates at 0.00%, unchanged since March 2016, but reduced the pace of its asset purchase program instituted to help counter the economic impacts of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and—despite citing moderately improving conditions—vowed to continue to maintain stability in its financial markets through its ongoing programs. The Bank of England maintained its key official bank rate at 0.1% and continued to support its bond-buying program. Emerging markets were mixed. Central banks in China, India, and Indonesia maintained their low rates to help counter the ongoing effects of the COVID-19 pandemic. Mexico, Brazil, Russia, and Pakistan raised their rates, citing a stronger-than-expected recovery or to counteract the impacts of inflation.
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Schwab Fundamental Index Funds
Fund Management

Christopher Bliss, CFA, Managing Director and Head of Passive Equity Strategies for Schwab Asset Management, leads the portfolio management team for passive equity Schwab Funds and Schwab ETFs. He also has overall responsibility for all aspects of the management of the funds. Before joining Schwab in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. In this role, Mr. Bliss was responsible for overseeing a team of portfolio managers managing domestic, developed international and emerging markets index strategies. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Jeremy Brown, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining Schwab in 2017, Mr. Brown spent six years with ALPS Advisors, Inc. in Denver, most recently as a senior analyst on the ETF portfolio management and research team where he performed portfolio management, trading, and analytics/research functions for ALPS ETFs and passive funds. Additionally, Mr. Brown led a number of investment research, commentary, industry trend analysis, and sales and marketing support initiatives.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. Prior to joining Schwab in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Ferian Juwono, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining Schwab in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors) where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. Prior to joining Schwab in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in the risk management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund. Prior to this role, Mr. Rios was an associate portfolio manager on the equity index strategies team for four years. His first role with Schwab Asset Management was as a trade operations specialist. Prior to joining Schwab in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Sabya Sinha, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab Fundamental US Large Company Index Fund and Schwab Fundamental US Small Company Index Fund. Prior to joining Schwab in 2015, Mr. Sinha spent a year at F-Squared Investments on the product development and analytics team. Prior to F-Squared, he worked at IndexIQ Advisors as a senior index portfolio manager for three years and for Bank of America’s Columbia Management subsidiary as a portfolio manager for three years. Mr. Sinha also spent time as a software consultant at DPM Mellon, LLC and an equity trader at Jane Street Capital.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund as of October 31, 2021

The Schwab Fundamental US Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM US Large Company Index (the index). The index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks.
Performance. The fund generally tracked the index for the reporting period. The fund returned 51.33% for the 12-month reporting period ended October 31, 2021, while the index returned 51.71%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no sectors detracted from the returns of the index or the fund. However, the utilities sector was the smallest contributor to the total return of the fund. Stocks in the utilities sector represented an average weight of approximately 3% of the fund’s investments and returned approximately 13% for the reporting period. One example from this sector is American Electric Power Co., Inc., which generates, transmits, and distributes electric energy, which detracted from the total return of the fund. The fund’s holdings of American Electric Power Co., Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -3% for the reporting period.
The real estate sector was another small contributor to the total return of the fund, representing an average weight of approximately 2% of the fund’s investments and returning approximately 57% for the reporting period.
The financials sector contributed the most to the total return of the fund. Financials stocks represented an average weight of approximately 16% of the fund’s investments and returned approximately 79% for the reporting period. One example from this sector is Wells Fargo & Co., a diversified financial services company. The fund’s holdings of Wells Fargo & Co. represented an average weight of approximately 1% of the fund’s holdings and returned approximately 142% for the reporting period.
The information technology sector also contributed to the total return of the fund, representing an average weight of approximately 17% of the fund’s investments and returning approximately 43% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental US Large Company Index Fund (4/2/07)	51.33%	15.88%	14.50%
Russell RAFITM US Large Company Index	51.71%	16.14%	14.89%
Fundamental U.S. Large Company Spliced Index	51.71%	16.14%	14.85%
Russell 1000® Index	43.51%	19.16%	16.30%
Fund Category: Morningstar Large Value[2]	43.70%	12.59%	12.14%
Fund Expense Ratio[3]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—The Schwab Fundamental US Large Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM US Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab Fundamental US Large Company Index Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	723
Weighted Average Market Cap (millions)	$334,640
Price/Earnings Ratio (P/E)	16.9
Price/Book Ratio (P/B)	2.6
Portfolio Turnover Rate	16% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes in-kind transactions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
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Schwab Fundamental US Small Company Index Fund as of October 31, 2021

The Schwab Fundamental US Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM US Small Company Index (the index). The index measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks.
Performance. The fund generally tracked the index for the reporting period. The fund returned 63.73% for the 12-month reporting period ended October 31, 2021, while the index returned 64.10%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no sectors detracted from the returns of the index or the fund. However, the utilities sector was the smallest contributor to the total return of the fund. Stocks in the utilities sector represented an average weight of approximately 3% of the fund’s investments and returned approximately 22% for the reporting period. One example from this sector is PNM Resources, Inc., an energy holding company focused on providing electricity and electric services. The fund’s holdings of PNM Resources, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 2% for the reporting period.
The consumer staples sector was another small contributor to the total return of the fund, representing an average weight of approximately 4% of the fund’s investments and returning approximately 28% for the reporting period.
The consumer discretionary sector contributed the most to the total return of the fund. Consumer discretionary stocks represented an average weight of approximately 17% of the fund’s investments and returned approximately 79% for the reporting period. One example from this sector is Dillard’s, Inc. The fund’s Class A holdings of Dillard’s, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately 420% for the reporting period.
The industrials sector also contributed to the total return of the fund, representing an average weight of approximately 19% of the fund’s investments and returning approximately 56% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental US Small Company Index Fund (4/2/07)	63.73%	14.29%	13.44%
Russell RAFITM US Small Company Index	64.10%	14.48%	13.80%
Fundamental U.S. Small Company Spliced Index	64.10%	14.48%	13.69%
Russell 2000® Index	50.80%	15.52%	13.50%
Fund Category: Morningstar Small Blend[2]	54.25%	13.77%	12.64%
Fund Expense Ratio[3]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—The Schwab Fundamental US Small Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM US Small Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.
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Schwab Fundamental US Small Company Index Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	923
Weighted Average Market Cap (millions)	$6,419
Price/Earnings Ratio (P/E)	16.2
Price/Book Ratio (P/B)	2.1
Portfolio Turnover Rate	36% [2]
Sector Weightings % of Investments3

Top Equity Holdings % of Net Assets4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
[1]	Excludes derivatives.
[2]	Portfolio turnover rate excludes in-kind transactions.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Large Company Index Fund as of October 31, 2021

The Schwab Fundamental International Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Developed ex US Large Company Index (the index). The index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the developed ex U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way.
Performance. The fund generally tracked the index for the reporting period. The fund returned 44.03% for the 12-month reporting period ended October 31, 2021, while the index returned 44.65%1. Timing differences in foreign exchange calculations and fair valuation of the fund’s holdings detracted from the fund’s relative performance.2 Differences between the return of the fund and the return of the index may also be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The stock from the United States, Jackson Financial, Inc., detracted from the total return of the fund. The fund’s Class A holdings of Jackson Financial, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -16% for the reporting period. Jackson Financial, Inc. was held by the fund for a limited time in September 2021 after it was separated from Prudential plc, an insurance company headquartered in the United Kingdom.
While there were no additional markets that detracted from the total return of the fund, the stock from South Africa, Thungela Resources Ltd., was the smallest contributor to the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately 13% in U.S. dollar terms for the reporting period. Thungela Resources Ltd. was held by the fund for a limited time in June 2021 after the South African coal business was spun off from Anglo American plc, a global mining company headquartered in the United Kingdom.
Stocks from the United Kingdom contributed the most to the total return of the fund. Stocks from the United Kingdom represented an average weight of approximately 16% of the fund’s investments and returned approximately 61% in U.S. dollar terms for the reporting period. One example from this market is Royal Dutch Shell plc, an oil and gas company. The fund’s Class A holdings of Royal Dutch Shell plc represented an average weight of approximately 1% of the fund’s investments and returned approximately 92% in U.S. dollar terms for the reporting period.
Stocks from Japan also contributed to the total return of the fund, representing an average weight of approximately 24% of the fund’s investments and returning approximately 28% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.
[2]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
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Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1,2,3

Average Annual Total Returns1,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental International Large Company Index Fund (4/2/07)	44.03%	9.12%	7.09%
Russell RAFITM Developed ex US Large Company Index (Net)[2]	44.65%	9.17%	7.11%
Fundamental Developed ex-U.S. Large Company Spliced Index	44.65%	9.17%	7.14%
MSCI EAFE® Index (Net)[2]	34.18%	9.79%	7.37%
Fund Category: Morningstar Foreign Large Value[4]	36.44%	7.12%	5.76%
Fund Expense Ratio[5]: 0.25%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—The Schwab Fundamental International Large Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Developed ex US Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.
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Schwab Fundamental International Large Company Index Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	944
Weighted Average Market Cap (millions)	$69,086
Price/Earnings Ratio (P/E)	12.1
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate	21%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund as of October 31, 2021

The Schwab Fundamental International Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Developed ex US Small Company Index (the index). The index measures the performance of the small company size segment by fundamental overall company scores, which are created using as the universe the developed ex U.S. companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as the index does. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way.
Performance. The fund generally tracked the index for the reporting period. The fund returned 37.25% for the 12-month reporting period ended October 31, 2021, while the index returned 37.75%1. Timing differences in foreign exchange calculations slightly contributed to, and fair valuation of the fund’s holdings detracted from, the fund’s relative performance.2 Differences between the return of the fund and the return of the index may also be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Over the reporting period, no markets detracted from the returns of the index or the fund. However, stocks from Portugal were the smallest contributor to the total return of the fund. Stocks from Portugal represented an average weight of less than 1% of the fund’s investments and returned approximately 66% in U.S. dollar terms for the reporting period. One example from this market is Mota-Engil SGPS, S.A., a construction company. The fund’s holdings of Mota-Engil SGPS, S.A. represented an average weight of less than 1% of the fund’s investments and returned approximately 22% in U.S. dollar terms for the reporting period.
Stocks from Ireland were another small contributor to the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately 51% in U.S. dollar terms for the reporting period.
Stocks from the United Kingdom contributed to the total return of the fund. Stocks from the United Kingdom represented an average weight of approximately 11% of the fund’s investments and returned approximately 55% in U.S. dollar terms for the reporting period. One example from this market is Grafton Group plc, a building supply company. The fund’s holdings of Grafton Group plc represented an average weight of less than 1% of the fund’s investments and returned approximately 119% in U.S. dollar terms for the reporting period.
Stocks from Canada also contributed to the total return of the fund, representing an average weight of approximately 8% of the fund’s investments and returning approximately 81% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.
[2]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
16
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1,2,3

Average Annual Total Returns1,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental International Small Company Index Fund (1/31/08)	37.25%	8.85%	8.59%
Russell RAFITM Developed ex US Small Company Index (Net)[2]	37.75%	9.08%	9.16%
Fundamental Developed ex-U.S. Small Company Spliced Index	37.75%	9.08%	8.86%
S&P Developed ex-U.S. Small Cap Index (Net)[2]	36.39%	11.01%	9.30%
Fund Category: Morningstar Foreign Small/Mid Value[4]	43.61%	8.67%	8.12%
Fund Expense Ratio[5]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—The Schwab Fundamental International Small Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Developed ex US Small Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental International Small Company Index Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	1,660
Weighted Average Market Cap (millions)	$4,349
Price/Earnings Ratio (P/E)	12.6
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate	35%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
18
Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund as of October 31, 2021

The Schwab Fundamental Emerging Markets Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Emerging Markets Large Company Index (the index). The index measures the performance of the large company size segment by fundamental overall company scores, which are created using as the universe the emerging markets companies in the FTSE Global Total Cap Index. To pursue its investment objective, the fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of sampling techniques, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way.
Performance. The fund generally tracked the index for the reporting period. The fund returned 40.58%1 for the 12-month reporting period ended October 31, 2021, while the index returned 42.09%2. Timing differences in foreign exchange calculations and fair valuation of the fund’s holdings detracted from, the fund’s relative performance.3 Differences between the return of the fund and the return of the index may also be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Stocks from the Philippines detracted from the total return of the fund. Stocks from the Philippines represented an average weight of less than 1% of the fund’s investments and returned approximately -7% in U.S. dollar terms for the reporting period. One example from this market is PLDT, Inc., a telecommunications company. The fund’s holdings of PLDT, Inc. represented an average weight of less than 1% of the fund’s investments and returned approximately -8% in U.S. dollar terms for the reporting period. The fund’s position in PLDT, Inc. was sold prior to the end of the reporting period.
While there were no additional markets that detracted from the total return of the fund over the reporting period, Egyptian stocks were the smallest contributor to the total return of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately 7% in U.S. dollar terms for the reporting period.
Stocks from Russia contributed to the total return of the fund. Russian stocks represented an average weight of approximately 12% of the fund’s investments and returned approximately 99% in U.S. dollar terms for the reporting period. One example from this market is Gazprom PJSC, a natural gas company. The fund’s holdings of Gazprom PJSC represented an average weight of approximately 3% of the fund’s investments and returned approximately 165% in U.S. dollar terms for the reporting period.
Taiwanese stocks also contributed to the total return of the fund, representing an average weight of approximately 19% of the fund’s investments and returning approximately 46% in U.S. dollar terms for the reporting period.

Management views and portfolio holdings may have changed since the report date.
[1]	Total return for the report period above differs from the return in the Financial Highlights. The total return presented above is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[2]	The total return cited for the index is calculated net of foreign withholding taxes.
[3]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1,2,3

Average Annual Total Returns1,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Fundamental Emerging Markets Large Company Index Fund (1/31/08)	40.58% [4]	8.47%	4.13%
Russell RAFITM Emerging Markets Large Company Index (Net)[2]	42.09%	9.17%	5.07%
Fundamental Emerging Markets Large Company Spliced Index	42.09%	9.17%	4.90%
MSCI Emerging Markets Index (Net)[2]	16.96%	9.39%	4.88%
Fund Category: Morningstar Diversified Emerging Markets[5]	21.15%	9.37%	5.27%
Fund Expense Ratio[6]: 0.39%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Index ownership—The Schwab Fundamental Emerging Markets Large Company Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Emerging Markets Large Company Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. Charles Schwab Investment Management, Inc. has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.
[4]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the prospectus.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Emerging Markets Large Company Index Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics1
Number of Holdings	334
Weighted Average Market Cap (millions)	$83,467
Price/Earnings Ratio (P/E)	7.9
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate	32%
Sector Weightings % of Investments1

Top Equity Holdings % of Net Assets2
Top Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.
[1]	Excludes derivatives.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental Index Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2021 and held through October 31, 2021.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED) [1]	BEGINNING ACCOUNT VALUE AT 5/1/21	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/21	EXPENSES PAID DURING PERIOD 5/1/21-10/31/21[2]
Schwab Fundamental US Large Company Index Fund
Actual Return	0.25%	$1,000.00	$1,067.70	$1.30
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.95	$1.28
Schwab Fundamental US Small Company Index Fund
Actual Return	0.25%	$1,000.00	$1,058.60	$1.30
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.95	$1.28
Schwab Fundamental International Large Company Index Fund
Actual Return	0.25%	$1,000.00	$1,033.30	$1.28
Hypothetical 5% Return	0.25%	$1,000.00	$1,023.95	$1.28
Schwab Fundamental International Small Company Index Fund
Actual Return	0.39%	$1,000.00	$1,019.80	$1.99
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.24	$1.99
Schwab Fundamental Emerging Markets Large Company Index Fund
Actual Return	0.39%	$1,000.00	$1,037.50	$2.00
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.24	$1.99

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Fundamental Index Funds  |  Annual Report

Schwab Fundamental US Large Company Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$16.28	$17.56	$17.47	$16.89	$15.12
Income (loss) from investment operations:
Net investment income (loss)[1]	0.39	0.42	0.42	0.38	0.35
Net realized and unrealized gains (losses)	7.64	(0.75)	1.08	0.76	2.52
Total from investment operations	8.03	(0.33)	1.50	1.14	2.87
Less distributions:
Distributions from net investment income	(0.44)	(0.43)	(0.42)	(0.36)	(0.34)
Distributions from net realized gains	(0.68)	(0.52)	(0.99)	(0.20)	(0.76)
Total distributions	(1.12)	(0.95)	(1.41)	(0.56)	(1.10)
Net asset value at end of period	$23.19	$16.28	$17.56	$17.47	$16.89
Total return	51.33%	(2.33%)	10.56%	6.83%	19.69%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25%	0.31% [2]
Net operating expenses	N/A	N/A	N/A	N/A [3]	0.30% [2]
Net investment income (loss)	1.87%	2.57%	2.53%	2.17%	2.19%
Portfolio turnover rate	16% [4]	13%	20%	10%	15%
Net assets, end of period (x 1,000,000)	$6,821	$4,547	$5,237	$4,887	$5,367

[1]	Calculated based on the average shares outstanding during the period.
[2]	Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
[3]	Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
[4]	Portfolio turnover rate excludes in-kind transactions.
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Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.6% OF NET ASSETS

Automobiles & Components 1.9%
Adient plc *	64,196	2,671,837
Aptiv plc *	42,147	7,286,795
Autoliv, Inc.	28,188	2,730,008
BorgWarner, Inc.	105,963	4,775,752
Dana, Inc.	76,829	1,704,835
Ford Motor Co. *	2,784,515	47,559,516
General Motors Co. *	719,785	39,177,898
Gentex Corp.	64,227	2,272,993
Harley-Davidson, Inc.	61,382	2,239,829
Lear Corp.	35,503	6,101,191
Tesla, Inc. *	2,234	2,488,676
The Goodyear Tire & Rubber Co. *	393,098	7,516,034
Thor Industries, Inc.	20,174	2,056,941
Visteon Corp. *	21,103	2,388,438
		130,970,743

Banks 7.5%
Bank of America Corp.	1,840,216	87,925,521
CIT Group, Inc.	55,263	2,737,176
Citigroup, Inc.	1,074,429	74,307,510
Citizens Financial Group, Inc.	131,435	6,227,390
Comerica, Inc.	52,320	4,451,909
Credicorp Ltd.	23,661	3,067,885
East West Bancorp, Inc.	20,734	1,647,938
Fifth Third Bancorp	213,916	9,311,764
First Republic Bank	9,543	2,064,437
Huntington Bancshares, Inc.	270,022	4,250,146
JPMorgan Chase & Co.	713,925	121,288,718
KeyCorp	213,976	4,979,222
M&T Bank Corp.	44,204	6,503,293
New York Community Bancorp, Inc.	134,452	1,671,238
PacWest Bancorp	38,349	1,820,427
People's United Financial, Inc.	80,447	1,378,862
Popular, Inc.	20,255	1,649,567
Regions Financial Corp.	218,493	5,173,914
SVB Financial Group *	3,436	2,464,986
The PNC Financial Services Group, Inc.	104,085	21,965,058
Truist Financial Corp.	177,405	11,259,895
U.S. Bancorp	395,158	23,855,689
Wells Fargo & Co.	2,164,470	110,734,285
Zions Bancorp NA	44,899	2,828,188
		513,565,018

Capital Goods 7.1%
3M Co.	134,528	24,037,463
A.O. Smith Corp.	25,389	1,855,174
Acuity Brands, Inc.	12,985	2,667,509
AECOM *	51,909	3,549,018
AerCap Holdings N.V. *	72,761	4,295,809
AGCO Corp.	19,624	2,398,249
Allegion plc	9,834	1,261,702
Allison Transmission Holdings, Inc.	58,988	1,967,840
SECURITY	NUMBER OF SHARES	VALUE ($)
AMETEK, Inc.	24,391	3,229,368
Carlisle Cos., Inc.	13,527	3,015,439
Carrier Global Corp.	187,145	9,774,583
Caterpillar, Inc.	102,640	20,939,586
Cummins, Inc.	43,447	10,420,329
Curtiss-Wright Corp.	10,976	1,401,416
Deere & Co.	41,388	14,167,526
Donaldson Co., Inc.	24,383	1,463,224
Dover Corp.	25,355	4,287,023
Eaton Corp. plc	96,722	15,935,917
EMCOR Group, Inc.	21,080	2,561,009
Emerson Electric Co.	142,380	13,812,284
Fastenal Co.	74,443	4,249,206
Flowserve Corp.	41,869	1,407,636
Fluor Corp. *	197,276	3,835,045
Fortive Corp.	32,466	2,458,001
Fortune Brands Home & Security, Inc.	29,176	2,958,446
GATX Corp.	14,612	1,385,948
General Dynamics Corp.	82,336	16,693,624
General Electric Co.	420,286	44,075,393
Graco, Inc.	17,050	1,281,819
Hexcel Corp. *	27,800	1,577,372
Honeywell International, Inc.	112,699	24,638,255
Howmet Aerospace, Inc.	106,605	3,165,102
Hubbell, Inc.	11,160	2,224,969
Huntington Ingalls Industries, Inc.	15,604	3,163,399
IDEX Corp.	8,459	1,882,720
Illinois Tool Works, Inc.	55,207	12,580,019
ITT, Inc.	15,571	1,464,764
Johnson Controls International plc	163,115	11,967,748
L3Harris Technologies, Inc.	22,904	5,280,288
Lennox International, Inc.	4,277	1,280,021
Lincoln Electric Holdings, Inc.	12,967	1,846,501
Lockheed Martin Corp.	46,845	15,567,530
Masco Corp.	49,530	3,246,692
MasTec, Inc. *	15,695	1,398,895
MSC Industrial Direct Co., Inc., Class A	16,521	1,388,921
Nordson Corp.	6,727	1,710,071
Northrop Grumman Corp.	35,561	12,703,100
nVent Electric plc	44,392	1,573,696
Oshkosh Corp.	23,130	2,474,910
Otis Worldwide Corp.	54,550	4,380,911
Owens Corning	35,437	3,310,170
PACCAR, Inc.	103,135	9,242,959
Parker-Hannifin Corp.	22,834	6,772,336
Pentair plc	31,074	2,298,544
Quanta Services, Inc.	37,517	4,550,062
Raytheon Technologies Corp.	273,565	24,308,986
Regal Rexnord Corp.	15,262	2,324,861
Rockwell Automation, Inc.	17,306	5,527,536
Roper Technologies, Inc.	7,550	3,683,419
Sensata Technologies Holding plc *	29,879	1,646,333
Snap-on, Inc.	13,899	2,824,694
Spirit AeroSystems Holdings, Inc., Class A	74,360	3,070,324
Stanley Black & Decker, Inc.	26,958	4,845,161
Textron, Inc.	80,249	5,926,389
The Boeing Co. *	147,434	30,523,261

24
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
The Toro Co.	13,114	1,251,994
Trane Technologies plc	33,067	5,982,812
TransDigm Group, Inc. *	6,213	3,875,794
UFP Industries, Inc.	21,896	1,791,750
United Rentals, Inc. *	19,454	7,375,206
Univar Solutions, Inc. *	69,640	1,781,391
W.W. Grainger, Inc.	10,840	5,020,112
Watsco, Inc.	6,529	1,890,668
WESCO International, Inc. *	31,604	4,094,614
Westinghouse Air Brake Technologies Corp.	23,701	2,150,392
Xylem, Inc.	18,814	2,456,920
		485,428,158

Commercial & Professional Services 0.9%
ABM Industries, Inc.	31,407	1,382,222
Booz Allen Hamilton Holding Corp.	20,841	1,810,249
CACI International, Inc., Class A *	5,597	1,609,921
Cintas Corp.	9,310	4,032,161
Copart, Inc. *	10,614	1,648,248
CoreCivic, Inc. *	168,895	1,454,186
Equifax, Inc.	10,035	2,784,010
IHS Markit Ltd.	26,838	3,508,263
Jacobs Engineering Group, Inc.	30,341	4,260,483
KBR, Inc.	36,372	1,543,628
Kelly Services, Inc., Class A	55,460	999,944
Leidos Holdings, Inc.	35,239	3,523,195
ManpowerGroup, Inc.	47,930	4,632,435
Nielsen Holdings plc	169,493	3,432,233
Republic Services, Inc.	38,528	5,185,869
Robert Half International, Inc.	35,209	3,981,082
Science Applications International Corp.	16,526	1,483,704
Verisk Analytics, Inc.	9,384	1,973,174
Waste Management, Inc.	73,188	11,726,913
		60,971,920

Consumer Durables & Apparel 1.4%
Brunswick Corp.	19,437	1,809,390
Capri Holdings Ltd. *	64,838	3,451,975
Carter's, Inc.	17,344	1,708,731
D.R. Horton, Inc.	70,026	6,251,221
Garmin Ltd.	17,464	2,507,830
Hanesbrands, Inc.	135,849	2,314,867
Hasbro, Inc.	24,531	2,349,089
Leggett & Platt, Inc.	42,174	1,975,852
Lennar Corp., Class A	59,878	5,983,608
Lululemon Athletica, Inc. *	5,661	2,638,083
Mattel, Inc. *	77,674	1,694,070
Mohawk Industries, Inc. *	20,678	3,664,348
Newell Brands, Inc.	102,264	2,340,823
NIKE, Inc., Class B	114,266	19,115,559
NVR, Inc. *	714	3,494,887
Polaris, Inc.	17,220	1,979,439
PulteGroup, Inc.	91,161	4,383,021
PVH Corp. *	38,108	4,166,348
Ralph Lauren Corp.	21,752	2,766,202
Skechers U.S.A., Inc., Class A *	34,423	1,590,687
Tapestry, Inc.	84,542	3,295,447
Taylor Morrison Home Corp. *	46,629	1,423,583
Toll Brothers, Inc.	38,451	2,313,597
Tri Pointe Homes, Inc. *	59,511	1,439,571
Under Armour, Inc., Class A *	32,199	707,090
Under Armour, Inc., Class C *	34,715	655,419
SECURITY	NUMBER OF SHARES	VALUE ($)
VF Corp.	68,452	4,988,782
Whirlpool Corp.	25,396	5,354,239
		96,363,758

Consumer Services 2.1%
Aramark	87,437	3,189,702
Booking Holdings, Inc. *	6,789	16,434,675
Carnival Corp. *	327,633	7,260,347
Chipotle Mexican Grill, Inc. *	1,674	2,978,096
Cracker Barrel Old Country Store, Inc.	9,314	1,240,345
Darden Restaurants, Inc.	23,004	3,315,797
Domino’s Pizza, Inc.	5,801	2,836,515
Expedia Group, Inc. *	24,708	4,062,242
H&R Block, Inc.	71,198	1,642,538
Hilton Worldwide Holdings, Inc. *	31,737	4,568,541
Las Vegas Sands Corp. *	106,344	4,127,211
Marriott International, Inc., Class A *	38,865	6,219,177
Marriott Vacations Worldwide Corp.	8,093	1,272,382
McDonald’s Corp.	122,956	30,191,846
MGM Resorts International	126,141	5,948,810
Norwegian Cruise Line Holdings Ltd. *	122,866	3,160,114
Royal Caribbean Cruises Ltd. *	64,096	5,411,625
Service Corp. International	26,139	1,790,260
Six Flags Entertainment Corp. *	35,411	1,456,455
Starbucks Corp.	179,517	19,041,368
The Wendy's Co.	58,729	1,309,657
Travel & Leisure Co.	30,124	1,636,938
Vail Resorts, Inc.	4,403	1,517,758
Wynn Resorts Ltd. *	21,846	1,961,771
Yum China Holdings, Inc.	55,292	3,156,067
Yum! Brands, Inc.	56,629	7,075,227
		142,805,464

Diversified Financials 6.1%
Affiliated Managers Group, Inc.	14,709	2,469,347
AGNC Investment Corp.	89,792	1,429,489
Ally Financial, Inc.	177,636	8,480,343
American Express Co.	157,805	27,423,353
Ameriprise Financial, Inc.	34,777	10,507,175
Annaly Capital Management, Inc.	237,018	2,005,172
Berkshire Hathaway, Inc., Class A *	74	32,034,748
Berkshire Hathaway, Inc., Class B *	251,442	72,166,368
BlackRock, Inc.	15,647	14,762,319
Capital One Financial Corp.	186,036	28,097,017
Cboe Global Markets, Inc.	11,995	1,582,620
CME Group, Inc.	28,135	6,205,174
Discover Financial Services	127,364	14,432,888
Equitable Holdings, Inc.	83,567	2,799,494
Evercore, Inc., Class A	11,153	1,693,472
Franklin Resources, Inc.	187,529	5,905,288
Intercontinental Exchange, Inc.	46,910	6,495,159
Invesco Ltd.	154,894	3,935,857
Jackson Financial, Inc., Class A *	10,650	288,296
Janus Henderson Group plc	38,511	1,790,761
Jefferies Financial Group, Inc.	59,854	2,573,722
KKR & Co., Inc.	45,416	3,618,293
Lazard Ltd., Class A	36,604	1,793,230
LPL Financial Holdings, Inc.	15,024	2,464,236
Moody's Corp.	11,370	4,595,185
Morgan Stanley	248,982	25,590,370
MSCI, Inc.	3,407	2,265,246
Nasdaq, Inc.	10,572	2,218,746
Navient Corp.	219,476	4,323,677
New Residential Investment Corp.	218,121	2,477,855
Northern Trust Corp.	37,143	4,570,075
OneMain Holdings, Inc.	24,695	1,304,143

25
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
PROG Holdings, Inc.	24,734	1,000,490
Raymond James Financial, Inc.	28,138	2,774,125
S&P Global, Inc.	18,306	8,679,973
SEI Investments Co.	25,411	1,601,909
Starwood Property Trust, Inc.	64,283	1,637,288
State Street Corp.	85,441	8,420,211
Synchrony Financial	341,749	15,874,241
T. Rowe Price Group, Inc.	42,936	9,311,960
The Bank of New York Mellon Corp.	286,830	16,980,336
The Charles Schwab Corp. (a)	87,020	7,138,251
The Goldman Sachs Group, Inc.	85,952	35,528,259
Voya Financial, Inc.	37,743	2,633,329
		413,879,490

Energy 8.9%
Antero Resources Corp. *	219,897	4,369,353
APA Corp.	159,850	4,189,668
Baker Hughes Co.	393,570	9,870,736
Cheniere Energy, Inc. *	19,794	2,046,700
Chevron Corp.	888,938	101,774,512
ConocoPhillips	506,306	37,714,734
Coterra Energy, Inc.	151,670	3,233,604
Delek US Holdings, Inc. *	91,701	1,783,584
Devon Energy Corp.	137,481	5,510,238
Diamondback Energy, Inc.	34,350	3,681,977
DTE Midstream LLC *	22,398	1,074,208
EOG Resources, Inc.	139,866	12,932,010
Exxon Mobil Corp.	2,650,758	170,894,368
Halliburton Co.	324,147	8,100,434
Helmerich & Payne, Inc.	89,177	2,768,054
Hess Corp.	46,058	3,803,009
HollyFrontier Corp.	191,231	6,463,608
Kinder Morgan, Inc.	764,116	12,798,943
Marathon Oil Corp.	492,900	8,044,128
Marathon Petroleum Corp.	504,098	33,235,181
Murphy Oil Corp.	127,266	3,541,813
Nabors Industries Ltd. *	19,453	1,993,933
NOV, Inc. *	402,357	5,641,045
Occidental Petroleum Corp.	552,422	18,522,710
ONEOK, Inc.	126,040	8,018,665
Ovintiv, Inc.	51,148	1,919,073
Patterson-UTI Energy, Inc.	209,284	1,791,471
PBF Energy, Inc., Class A *	342,211	4,999,703
Peabody Energy Corp. *	421,962	5,017,128
Phillips 66	420,208	31,423,154
Pioneer Natural Resources Co.	31,645	5,916,982
Schlumberger N.V.	680,132	21,941,058
Targa Resources Corp.	106,997	5,849,526
The Williams Cos., Inc.	314,822	8,843,350
Transocean Ltd. *	655,720	2,314,692
Valero Energy Corp.	481,693	37,249,320
World Fuel Services Corp.	168,706	5,150,594
		604,423,266

Food & Staples Retailing 2.9%
Casey's General Stores, Inc.	11,877	2,274,920
Costco Wholesale Corp.	80,402	39,520,799
Performance Food Group Co. *	87,793	3,970,877
Rite Aid Corp. *	124,894	1,697,309
SpartanNash, Co.	76,776	1,776,597
Sprouts Farmers Market, Inc. *	59,521	1,317,795
Sysco Corp.	125,881	9,680,249
The Kroger Co.	571,586	22,874,872
U.S. Foods Holding Corp. *	139,598	4,839,863
United Natural Foods, Inc. *	90,581	3,930,310
SECURITY	NUMBER OF SHARES	VALUE ($)
Walgreens Boots Alliance, Inc.	703,256	33,067,097
Walmart, Inc.	493,964	73,808,101
		198,758,789

Food, Beverage & Tobacco 3.8%
Altria Group, Inc.	577,234	25,461,792
Archer-Daniels-Midland Co.	357,990	22,997,278
Bunge Ltd.	110,765	10,261,270
Campbell Soup Co.	44,915	1,794,354
Coca-Cola Europacific Partners plc	65,392	3,442,889
Conagra Brands, Inc.	103,211	3,323,394
Constellation Brands, Inc., Class A	21,677	4,699,790
Darling Ingredients, Inc. *	21,684	1,832,732
Flowers Foods, Inc.	62,057	1,535,911
General Mills, Inc.	142,768	8,823,062
Hormel Foods Corp.	60,559	2,562,857
Ingredion, Inc.	34,164	3,253,438
Kellogg Co.	62,610	3,837,993
Keurig Dr Pepper, Inc.	57,975	2,092,318
McCormick & Co., Inc. - Non Voting Shares	24,239	1,944,695
Molson Coors Beverage Co., Class B	86,186	3,799,941
Mondelez International, Inc., Class A	316,267	19,210,057
Monster Beverage Corp. *	32,820	2,789,700
PepsiCo, Inc.	242,797	39,235,995
Philip Morris International, Inc.	330,627	31,257,476
Post Holdings, Inc. *	13,225	1,342,073
Sanderson Farms, Inc.	9,978	1,890,332
The Coca-Cola Co.	568,286	32,034,282
The Hershey Co.	18,418	3,229,596
The JM Smucker Co.	36,825	4,524,319
The Kraft Heinz Co.	215,419	7,731,388
Tyson Foods, Inc., Class A	158,810	12,700,036
		257,608,968

Health Care Equipment & Services 6.0%
Abbott Laboratories	141,293	18,211,255
Align Technology, Inc. *	2,084	1,301,187
AmerisourceBergen Corp.	58,901	7,187,100
Anthem, Inc.	85,279	37,107,451
Baxter International, Inc.	83,607	6,601,609
Becton, Dickinson & Co.	27,789	6,657,967
Boston Scientific Corp. *	96,053	4,142,766
Cardinal Health, Inc.	253,054	12,098,512
Centene Corp. *	139,014	9,903,357
Cerner Corp.	58,438	4,341,359
Cigna Corp.	63,649	13,596,063
CVS Health Corp.	610,082	54,468,121
Danaher Corp.	32,728	10,203,609
DaVita, Inc. *	36,725	3,791,489
Dentsply Sirona, Inc.	39,284	2,247,438
Edwards Lifesciences Corp. *	22,276	2,669,110
Encompass Health Corp.	19,537	1,241,772
Envista Holdings Corp. *	27,251	1,065,514
HCA Healthcare, Inc.	63,185	15,825,315
Henry Schein, Inc. *	43,962	3,356,499
Hologic, Inc. *	26,039	1,908,919
Humana, Inc.	42,710	19,781,564
Intuitive Surgical, Inc. *	11,344	4,096,659
Laboratory Corp. of America Holdings *	16,816	4,826,528
Magellan Health, Inc. *	16,181	1,534,444
McKesson Corp.	91,358	18,991,501
Medtronic plc	229,379	27,493,367
Molina Healthcare, Inc. *	11,081	3,276,873
Patterson Cos., Inc.	48,252	1,508,358
Quest Diagnostics, Inc.	35,592	5,224,194

26
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
ResMed, Inc.	7,832	2,059,111
STERIS plc	10,688	2,498,213
Stryker Corp.	29,491	7,846,670
Tenet Healthcare Corp. *	47,725	3,419,973
The Cooper Cos., Inc.	3,395	1,415,443
UnitedHealth Group, Inc.	167,486	77,122,278
Universal Health Services, Inc., Class B	31,803	3,946,752
Zimmer Biomet Holdings, Inc.	26,072	3,731,425
		406,699,765

Household & Personal Products 1.2%
Church & Dwight Co., Inc.	33,186	2,899,129
Colgate-Palmolive Co.	121,987	9,294,190
Kimberly-Clark Corp.	53,612	6,942,218
Nu Skin Enterprises, Inc., Class A	24,533	985,000
The Clorox Co.	17,745	2,892,612
The Estee Lauder Cos., Inc., Class A	15,936	5,168,523
The Procter & Gamble Co.	385,098	55,065,163
		83,246,835

Insurance 3.7%
Aflac, Inc.	224,957	12,073,442
Alleghany Corp. *	3,546	2,309,793
American Financial Group, Inc.	16,016	2,178,817
American International Group, Inc.	624,995	36,930,955
Aon plc, Class A	34,113	10,913,431
Arch Capital Group Ltd. *	55,563	2,323,645
Arthur J. Gallagher & Co.	19,252	3,227,983
Assurant, Inc.	10,632	1,715,048
Assured Guaranty Ltd.	56,278	3,127,931
Athene Holding Ltd., Class A *	24,792	2,157,152
Axis Capital Holdings Ltd.	26,332	1,371,107
Brown & Brown, Inc.	24,483	1,545,122
Chubb Ltd.	82,082	16,037,181
Cincinnati Financial Corp.	29,092	3,532,933
CNO Financial Group, Inc.	68,477	1,653,035
Everest Re Group Ltd.	11,104	2,903,696
Fidelity National Financial, Inc.	79,529	3,810,234
First American Financial Corp.	34,993	2,559,388
Genworth Financial, Inc., Class A *	473,682	1,946,833
Globe Life, Inc.	25,471	2,267,428
Lincoln National Corp.	80,279	5,792,130
Loews Corp.	90,576	5,078,596
Markel Corp. *	1,962	2,576,361
Marsh & McLennan Cos., Inc.	67,062	11,185,942
MetLife, Inc.	271,336	17,039,901
Old Republic International Corp.	100,960	2,607,797
Primerica, Inc.	9,029	1,519,039
Principal Financial Group, Inc.	81,401	5,461,193
Prudential Financial, Inc.	176,897	19,467,515
Reinsurance Group of America, Inc.	23,604	2,787,160
The Allstate Corp.	115,675	14,305,527
The Hanover Insurance Group, Inc.	11,233	1,415,358
The Hartford Financial Services Group, Inc.	120,819	8,811,330
The Progressive Corp.	89,115	8,455,231
The Travelers Cos., Inc.	133,053	21,405,567
Unum Group	137,807	3,509,944
W.R. Berkley Corp.	29,637	2,359,105
Willis Towers Watson plc	14,305	3,465,815
		251,828,665

Materials 3.3%
Air Products & Chemicals, Inc.	25,032	7,504,844
Albemarle Corp.	13,728	3,438,452
SECURITY	NUMBER OF SHARES	VALUE ($)
Alcoa Corp.	123,176	5,659,937
AptarGroup, Inc.	9,484	1,145,477
Arconic Corp. *	62,316	1,833,337
Ashland Global Holdings, Inc.	15,295	1,468,473
Avery Dennison Corp.	12,829	2,793,130
Axalta Coating Systems Ltd. *	41,243	1,286,369
Ball Corp.	29,710	2,717,871
Berry Global Group, Inc. *	29,414	1,927,793
Celanese Corp.	28,043	4,529,225
CF Industries Holdings, Inc.	71,057	4,036,038
Commercial Metals Co.	58,731	1,889,964
Corteva, Inc.	103,729	4,475,906
Crown Holdings, Inc.	18,404	1,913,832
Domtar Corp. *	52,122	2,845,340
Dow, Inc.	157,982	8,842,252
DuPont de Nemours, Inc.	220,115	15,320,004
Eastman Chemical Co.	46,904	4,879,423
Ecolab, Inc.	33,057	7,345,926
FMC Corp.	11,345	1,032,508
Freeport-McMoRan, Inc.	111,404	4,202,159
Graphic Packaging Holding Co.	107,875	2,149,949
Huntsman Corp.	94,533	3,079,885
International Flavors & Fragrances, Inc.	16,124	2,377,484
International Paper Co.	155,380	7,717,725
Linde plc	65,459	20,894,513
LyondellBasell Industries N.V., Class A	127,996	11,880,589
Martin Marietta Materials, Inc.	8,501	3,339,533
Newmont Corp.	86,669	4,680,126
Nucor Corp.	130,314	14,549,558
O-I Glass, Inc. *	128,614	1,678,413
Olin Corp.	54,850	3,125,353
Packaging Corp. of America	23,797	3,268,994
PPG Industries, Inc.	52,801	8,478,257
Reliance Steel & Aluminum Co.	32,375	4,731,930
RPM International, Inc.	21,330	1,859,976
Sealed Air Corp.	50,139	2,974,245
Sonoco Products Co.	32,002	1,854,516
Steel Dynamics, Inc.	84,598	5,590,236
Sylvamo Corp. *	14,183	399,393
The Chemours Co.	63,772	1,786,891
The Mosaic Co.	160,489	6,671,528
The Sherwin-Williams Co.	18,987	6,011,474
United States Steel Corp.	161,917	4,272,990
Vulcan Materials Co.	15,292	2,907,315
WestRock Co.	138,631	6,668,151
		224,037,284

Media & Entertainment 4.6%
Activision Blizzard, Inc.	59,722	4,669,663
Alphabet, Inc., Class A *	18,726	55,446,188
Alphabet, Inc., Class C *	18,206	53,988,254
Altice USA, Inc., Class A *	87,645	1,428,613
Charter Communications, Inc., Class A *	23,437	15,817,397
Cinemark Holdings, Inc. *	71,642	1,346,870
Comcast Corp., Class A	973,106	50,046,842
Discovery, Inc., Class A *(b)	41,172	965,072
Discovery, Inc., Class C *	79,859	1,801,619
DISH Network Corp., Class A *	66,408	2,727,377
Electronic Arts, Inc.	35,934	5,039,743
Fox Corp., Class A	97,589	3,878,187
Fox Corp., Class B	46,460	1,717,162
Liberty Media Corp. - Liberty SiriusXM, Class A *	39,336	1,958,146
Liberty Media Corp. - Liberty SiriusXM, Class C *	81,647	4,026,830
Match Group, Inc. *	6,618	997,862
Meta Platforms, Inc., Class A *	129,090	41,769,651

27
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Netflix, Inc. *	4,726	3,262,405
News Corp., Class A	101,891	2,333,304
News Corp., Class B	32,213	726,725
Omnicom Group, Inc.	65,760	4,476,941
The Interpublic Group of Cos., Inc.	92,919	3,398,048
The Walt Disney Co. *	247,361	41,821,324
Twitter, Inc. *	21,149	1,132,317
ViacomCBS, Inc., Class B	170,927	6,190,976
		310,967,516

Pharmaceuticals, Biotechnology & Life Sciences 5.7%
AbbVie, Inc.	304,961	34,969,878
Agilent Technologies, Inc.	25,243	3,975,520
Amgen, Inc.	133,922	27,717,836
Biogen, Inc. *	36,438	9,717,286
Bristol-Myers Squibb Co.	284,480	16,613,632
Eli Lilly & Co.	57,033	14,529,727
Gilead Sciences, Inc.	572,117	37,118,951
ICON plc *	9,051	2,595,555
Illumina, Inc. *	5,373	2,230,117
IQVIA Holdings, Inc. *	25,105	6,562,949
Jazz Pharmaceuticals plc *	10,844	1,442,686
Johnson & Johnson	444,170	72,346,410
Merck & Co., Inc.	533,739	46,995,719
Mettler-Toledo International, Inc. *	1,646	2,437,529
Organon & Co.	55,805	2,050,834
Perrigo Co., plc	47,852	2,160,518
Pfizer, Inc.	1,579,684	69,095,378
Regeneron Pharmaceuticals, Inc. *	7,281	4,659,403
Thermo Fisher Scientific, Inc.	25,967	16,438,929
United Therapeutics Corp. *	10,907	2,080,619
Vertex Pharmaceuticals, Inc. *	5,338	987,156
Viatris, Inc.	335,649	4,480,914
Waters Corp. *	8,562	3,146,963
Zoetis, Inc.	22,820	4,933,684
		389,288,193

Real Estate 2.1%
Alexandria Real Estate Equities, Inc.	8,288	1,691,912
American Tower Corp.	27,056	7,628,980
Apartment Income REIT Corp.	28,011	1,501,670
Apple Hospitality REIT, Inc.	95,133	1,494,539
AvalonBay Communities, Inc.	16,885	3,996,342
Boston Properties, Inc.	29,927	3,400,904
Brixmor Property Group, Inc.	83,102	1,947,911
Camden Property Trust	11,729	1,913,000
CBRE Group, Inc., Class A *	59,367	6,178,917
Crown Castle International Corp.	34,641	6,245,772
Digital Realty Trust, Inc.	22,169	3,498,490
DigitalBridge Group, Inc. *	292,455	1,959,449
Diversified Healthcare Trust	363,584	1,323,446
Duke Realty Corp.	31,484	1,770,660
Equinix, Inc.	6,021	5,039,999
Equity Residential	54,538	4,712,083
Essex Property Trust, Inc.	6,964	2,367,273
Extra Space Storage, Inc.	10,442	2,060,938
Healthpeak Properties, Inc.	87,302	3,100,094
Host Hotels & Resorts, Inc. *	320,623	5,396,085
Invitation Homes, Inc.	41,931	1,729,654
Iron Mountain, Inc.	85,036	3,881,043
Jones Lang LaSalle, Inc. *	16,544	4,272,157
Kimco Realty Corp.	122,332	2,764,703
Lamar Advertising Co., Class A	15,160	1,716,112
Mid-America Apartment Communities, Inc.	12,802	2,614,296
Omega Healthcare Investors, Inc.	35,029	1,028,451
SECURITY	NUMBER OF SHARES	VALUE ($)
Park Hotels & Resorts, Inc. *	123,413	2,286,843
Prologis, Inc.	35,387	5,129,700
Public Storage	12,877	4,277,482
Realogy Holdings Corp. *	130,320	2,257,142
Realty Income Corp.	26,879	1,919,967
Regency Centers Corp.	22,916	1,613,516
RLJ Lodging Trust	94,905	1,368,530
Service Properties Trust	164,343	1,769,974
Simon Property Group, Inc.	65,176	9,553,498
SL Green Realty Corp.	26,740	1,873,672
The Macerich Co.	114,188	2,065,661
UDR, Inc.	31,572	1,753,193
Ventas, Inc.	105,026	5,605,238
VEREIT, Inc.	48,176	2,423,253
Vornado Realty Trust	52,982	2,258,623
Welltower, Inc.	84,826	6,820,010
Weyerhaeuser Co.	191,395	6,836,629
WP Carey, Inc.	19,485	1,502,488
		146,550,299

Retailing 5.0%
Advance Auto Parts, Inc.	17,294	3,900,143
Amazon.com, Inc. *	11,858	39,990,275
American Eagle Outfitters, Inc. (b)	69,139	1,641,360
Asbury Automotive Group, Inc. *	8,142	1,593,471
AutoNation, Inc. *	29,435	3,565,167
AutoZone, Inc. *	2,314	4,130,120
Bath & Body Works, Inc.	66,466	4,592,136
Bed Bath & Beyond, Inc. *	176,255	2,474,620
Best Buy Co., Inc.	84,973	10,387,100
Big Lots, Inc.	28,477	1,260,107
Burlington Stores, Inc. *	5,322	1,470,415
CarMax, Inc. *	40,010	5,478,169
Dick's Sporting Goods, Inc.	27,216	3,380,499
Dollar General Corp.	48,391	10,719,574
Dollar Tree, Inc. *	53,032	5,714,728
eBay, Inc.	170,621	13,090,043
Foot Locker, Inc.	66,042	3,148,222
GameStop Corp., Class A *	62,209	11,415,974
Genuine Parts Co.	41,951	5,500,196
Group 1 Automotive, Inc.	11,915	2,142,317
Kohl's Corp.	183,658	8,912,923
Lithia Motors, Inc.	5,299	1,691,547
LKQ Corp. *	75,177	4,140,749
Lowe’s Cos., Inc.	123,127	28,789,555
Macy's, Inc.	540,182	14,298,618
Murphy USA, Inc.	18,455	3,007,242
Nordstrom, Inc. *	100,533	2,888,313
O'Reilly Automotive, Inc. *	11,479	7,143,611
Penske Automotive Group, Inc.	19,367	2,053,870
Qurate Retail, Inc., Class A	393,310	4,106,156
Ross Stores, Inc.	52,446	5,936,887
Signet Jewelers Ltd.	33,594	2,995,913
Target Corp.	123,924	32,173,149
The Gap, Inc.	122,812	2,786,604
The Home Depot, Inc.	152,681	56,757,635
The ODP Corp. *	62,202	2,693,347
The TJX Cos., Inc.	237,474	15,552,172
Tractor Supply Co.	20,401	4,430,485
Ulta Beauty, Inc. *	7,308	2,684,667
Urban Outfitters, Inc. *	41,879	1,337,197
Victoria's Secret & Co. *	21,984	1,109,533
Williams-Sonoma, Inc.	14,541	2,700,700
		343,785,509

28
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Semiconductors & Semiconductor Equipment 3.4%
Advanced Micro Devices, Inc. *	12,466	1,498,787
Analog Devices, Inc.	49,664	8,616,207
Applied Materials, Inc.	113,826	15,554,323
Broadcom, Inc.	37,726	20,057,782
Intel Corp.	1,363,745	66,823,505
KLA Corp.	14,275	5,321,149
Lam Research Corp.	12,793	7,209,751
Marvell Technology, Inc.	36,545	2,503,333
Microchip Technology, Inc.	36,372	2,694,801
Micron Technology, Inc.	251,140	17,353,774
NVIDIA Corp.	50,181	12,829,776
NXP Semiconductors N.V.	37,479	7,528,032
ON Semiconductor Corp. *	60,496	2,908,043
Qorvo, Inc. *	17,767	2,988,942
QUALCOMM, Inc.	186,090	24,757,414
Skyworks Solutions, Inc.	27,292	4,561,312
Teradyne, Inc.	14,111	1,950,705
Texas Instruments, Inc.	118,524	22,220,880
Xilinx, Inc.	25,261	4,546,980
		231,925,496

Software & Services 6.2%
Accenture plc, Class A	66,482	23,853,077
Adobe, Inc. *	14,130	9,189,587
Akamai Technologies, Inc. *	21,790	2,297,973
Alliance Data Systems Corp.	43,683	3,723,976
Amdocs Ltd.	40,124	3,123,252
ANSYS, Inc. *	3,987	1,513,385
Autodesk, Inc. *	4,640	1,473,710
Automatic Data Processing, Inc.	45,969	10,319,581
Broadridge Financial Solutions, Inc.	13,929	2,485,073
Cadence Design Systems, Inc. *	12,607	2,182,398
CDK Global, Inc.	35,983	1,565,980
Check Point Software Technologies Ltd. *	17,632	2,108,787
Citrix Systems, Inc.	24,895	2,358,303
Cognizant Technology Solutions Corp., Class A	145,832	11,388,021
DXC Technology Co. *	179,906	5,859,538
Fidelity National Information Services, Inc.	45,239	5,009,767
Fiserv, Inc. *	32,894	3,239,730
FleetCor Technologies, Inc. *	8,648	2,139,602
Genpact Ltd.	34,338	1,694,580
Global Payments, Inc.	13,551	1,937,657
International Business Machines Corp.	363,541	45,478,979
Intuit, Inc.	14,001	8,764,486
Jack Henry & Associates, Inc.	8,997	1,497,821
Mastercard, Inc., Class A	43,713	14,666,586
Maximus, Inc.	16,902	1,429,402
Microsoft Corp.	471,376	156,317,709
NCR Corp. *	46,579	1,841,734
NortonLifeLock, Inc.	164,688	4,191,310
Oracle Corp.	434,617	41,697,155
Paychex, Inc.	36,846	4,542,375
PayPal Holdings, Inc. *	32,680	7,601,041
Sabre Corp. *	141,038	1,463,974
salesforce.com, Inc. *	16,927	5,072,853
SS&C Technologies Holdings, Inc.	16,708	1,327,785
Synopsys, Inc. *	6,592	2,196,323
Teradata Corp. *	39,797	2,250,918
The Western Union Co.	134,665	2,453,596
VeriSign, Inc. *	6,271	1,396,364
Visa, Inc., Class A	93,215	19,740,141
		421,394,529

SECURITY	NUMBER OF SHARES	VALUE ($)
Technology Hardware & Equipment 7.0%
Amphenol Corp., Class A	59,896	4,598,216
Apple Inc.	1,896,095	284,035,031
Arrow Electronics, Inc. *	49,655	5,747,566
Avnet, Inc.	171,631	6,540,857
CDW Corp.	21,401	3,994,497
Cisco Systems, Inc.	1,180,311	66,062,007
Corning, Inc.	303,918	10,810,363
Dell Technologies, Inc., Class C *	22,901	2,518,881
F5 Networks, Inc. *	12,935	2,731,225
Flex Ltd. *	219,919	3,716,631
Hewlett Packard Enterprise Co.	1,099,617	16,109,389
HP, Inc.	389,373	11,809,683
Insight Enterprises, Inc. *	14,649	1,387,260
Jabil, Inc.	75,238	4,511,271
Juniper Networks, Inc.	173,534	5,122,724
Keysight Technologies, Inc. *	8,910	1,603,978
Motorola Solutions, Inc.	24,892	6,187,902
NetApp, Inc.	70,471	6,293,060
Sanmina Corp. *	50,640	1,911,660
Seagate Technology Holdings plc	83,065	7,398,600
SYNNEX Corp.	13,640	1,432,200
TE Connectivity Ltd.	59,044	8,620,424
Teledyne Technologies, Inc. *	5,585	2,508,894
Trimble, Inc. *	19,380	1,693,231
Western Digital Corp. *	137,776	7,204,307
Xerox Holdings Corp.	139,567	2,484,293
Zebra Technologies Corp., Class A *	2,614	1,395,745
		478,429,895

Telecommunication Services 3.1%
AT&T, Inc.	3,939,104	99,501,767
Liberty Global plc, Class A *	94,556	2,717,540
Liberty Global plc, Class C *	202,567	5,842,032
Lumen Technologies, Inc.	1,063,736	12,615,909
Telephone & Data Systems, Inc.	106,668	1,998,958
T-Mobile US, Inc. *	64,097	7,373,078
Verizon Communications, Inc.	1,558,116	82,564,567
		212,613,851

Transportation 2.3%
American Airlines Group, Inc. *	172,597	3,313,862
Avis Budget Group, Inc. *	52,226	9,051,288
C.H. Robinson Worldwide, Inc.	48,747	4,727,971
CSX Corp.	455,951	16,491,748
Delta Air Lines, Inc. *	96,132	3,761,645
Expeditors International of Washington, Inc.	38,462	4,740,826
FedEx Corp.	66,928	15,763,552
GXO Logistics, Inc. *	23,015	2,043,732
JB Hunt Transport Services, Inc.	17,783	3,506,630
Kansas City Southern	12,781	3,965,305
Kirby Corp. *	21,687	1,136,616
Knight-Swift Transportation Holdings, Inc.	33,730	1,912,154
Landstar System, Inc.	10,062	1,769,000
Norfolk Southern Corp.	47,716	13,983,174
Old Dominion Freight Line, Inc.	8,848	3,020,265
Ryder System, Inc.	45,153	3,835,747
Southwest Airlines Co. *	64,823	3,064,831
Union Pacific Corp.	139,653	33,712,234
United Airlines Holdings, Inc. *	62,869	2,900,776

29
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
United Parcel Service, Inc., Class B	87,830	18,749,070
XPO Logistics, Inc. *	23,037	1,976,575
		153,427,001

Utilities 3.4%
Alliant Energy Corp.	45,276	2,561,263
Ameren Corp.	56,464	4,759,351
American Electric Power Co., Inc.	127,090	10,765,794
American Water Works Co., Inc.	19,127	3,331,541
Atmos Energy Corp.	23,505	2,165,281
CenterPoint Energy, Inc.	177,994	4,634,964
CMS Energy Corp.	64,930	3,918,525
Consolidated Edison, Inc.	113,902	8,588,211
Dominion Energy, Inc.	167,409	12,711,365
DTE Energy Co.	45,041	5,105,397
Duke Energy Corp.	207,869	21,204,717
Edison International	109,761	6,907,260
Entergy Corp.	52,746	5,433,893
Evergy, Inc.	94,118	6,000,022
Eversource Energy	66,951	5,684,140
Exelon Corp.	406,235	21,607,640
FirstEnergy Corp.	209,918	8,088,140
MDU Resources Group, Inc.	61,745	1,897,424
NextEra Energy, Inc.	216,405	18,465,839
NiSource, Inc.	105,829	2,610,801
NRG Energy, Inc.	63,276	2,524,080
OGE Energy Corp.	57,990	1,975,719
PG&E Corp. *	261,467	3,033,017
Pinnacle West Capital Corp.	35,701	2,302,357
Portland General Electric Co.	30,136	1,486,006
PPL Corp.	277,172	7,982,554
Public Service Enterprise Group, Inc.	128,857	8,221,077
Sempra Energy	57,558	7,346,128
Southwest Gas Holdings, Inc.	19,634	1,359,654
The AES Corp.	229,457	5,766,254
The Southern Co.	259,132	16,149,106
UGI Corp.	70,475	3,059,320
Vistra Corp.	241,080	4,722,757
WEC Energy Group, Inc.	57,383	5,167,913
Xcel Energy, Inc.	111,601	7,208,309
		234,745,819
Total Common Stocks (Cost $3,490,020,428)		6,793,716,231
SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 0.3% OF NET ASSETS

Money Market Funds 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	18,087,019	18,087,019
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)(d)	1,262,655	1,262,655
		19,349,674
Total Short-Term Investments (Cost $19,349,674)		19,349,674
Total Investments in Securities (Cost $3,509,370,102)		6,813,065,905

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
S&P 500 Index, e-mini, expires 12/17/21	112	25,743,200	405,904

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $1,196,660.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust

Below is a summary of the fund’s transactions with affiliated issuers during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DIVIDENDS RECEIVED
COMMON STOCKS 0.1% OF NET ASSETS

Diversified Financials 0.1%
The Charles Schwab Corp.	$5,308,534	$699,785	($3,623,019)	$1,395,752	$3,357,199	$7,138,251	87,020	$88,292
30
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$6,793,716,231	$—	$—	$6,793,716,231
Short-Term Investments[1]	19,349,674	—	—	19,349,674
Futures Contracts[2]	405,904	—	—	405,904
Total	$6,813,471,809	$—	$—	$6,813,471,809

[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
31
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $1,899,530)		$7,138,251
Investments in securities, at value - unaffiliated (cost $3,507,470,572) including securities on loan of $1,196,660		6,805,927,654
Deposit with broker for futures contracts		2,564,500
Receivables:
Dividends		8,382,634
Fund shares sold		5,149,151
Variation margin on future contracts		59,197
Income from securities on loan	+	1,193
Total assets		6,829,222,580
Liabilities
Collateral held for securities on loan		1,262,655
Payables:
Fund shares redeemed		5,999,868
Investment adviser fees		1,431,605
Due to custodian	+	675
Total liabilities		8,694,803
Net assets		$6,820,527,777
Net Assets by Source
Capital received from investors		$3,353,925,532
Total distributable earnings	+	3,466,602,245
Net assets		$6,820,527,777

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$6,820,527,777		294,062,329		$23.19

32
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$88,292
Dividends received from securities - unaffiliated (net of foreign withholding tax of $15,454)		128,891,294
Securities on loan, net	+	768,854
Total investment income		129,748,440
Expenses
Investment adviser fees	+	15,292,884
Total expenses	–	15,292,884
Net investment income		114,455,556
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - affiliated		1,395,752
Net realized gains on sales of securities - unaffiliated		307,145,078
Net realized gains on futures contracts	+	9,733,998
Net realized gains		318,274,828
Net change in unrealized appreciation (depreciation) on securities - affiliated		3,357,199
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		1,861,069,669
Net change in unrealized appreciation (depreciation) on futures contracts	+	947,227
Net change in unrealized appreciation (depreciation)	+	1,865,374,095
Net realized and unrealized gains		2,183,648,923
Increase in net assets resulting from operations		$2,298,104,479
33
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$114,455,556	$123,535,000
Net realized gains		318,274,828	121,884,194
Net change in unrealized appreciation (depreciation)	+	1,865,374,095	(397,289,802)
Increase (decrease) in net assets from operations		$2,298,104,479	($151,870,608)
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($308,556,282)	($280,720,286)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		81,564,828	$1,719,788,331	65,360,142	$1,034,311,318
Shares reinvested		10,503,858	189,909,742	9,908,434	175,775,620
Shares redeemed	+	(77,335,254)	(1,626,034,240)	(94,170,173)	(1,467,566,455)
Net transactions in fund shares		14,733,432	$283,663,833	(18,901,597)	($257,479,517)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		279,328,897	$4,547,315,747	298,230,494	$5,237,386,158
Total increase (decrease)	+	14,733,432	2,273,212,030	(18,901,597)	(690,070,411)
End of period		294,062,329	$6,820,527,777	279,328,897	$4,547,315,747
34
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$11.97	$13.85	$14.68	$15.32	$12.69
Income (loss) from investment operations:
Net investment income (loss)[1]	0.18	0.17	0.20	0.22	0.21
Net realized and unrealized gains (losses)	7.38	(1.53)	0.32	0.17	2.68
Total from investment operations	7.56	(1.36)	0.52	0.39	2.89
Less distributions:
Distributions from net investment income	(0.21)	(0.20)	(0.22)	(0.21)	(0.17)
Distributions from net realized gains	—	(0.32)	(1.13)	(0.82)	(0.09)
Total distributions	(0.21)	(0.52)	(1.35)	(1.03)	(0.26)
Net asset value at end of period	$19.32	$11.97	$13.85	$14.68	$15.32
Total return	63.73%	(10.42%)	5.61%	2.40%	22.94%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25%	0.33% [2]
Net operating expenses	N/A	N/A	N/A	N/A [3]	0.30% [2]
Net investment income (loss)	1.02%	1.43%	1.50%	1.42%	1.43%
Portfolio turnover rate	36% [4]	28%	34%	30%	27%
Net assets, end of period (x 1,000,000)	$1,945	$1,394	$1,908	$1,782	$1,727

[1]	Calculated based on the average shares outstanding during the period.
[2]	Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
[3]	Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
[4]	Portfolio turnover rate excludes in-kind transactions.
35
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.7% OF NET ASSETS

Automobiles & Components 1.4%
American Axle & Manufacturing Holdings, Inc. *	441,224	4,006,314
Cooper-Standard Holdings, Inc. *	108,067	2,803,258
Dorman Products, Inc. *	18,101	1,889,382
Fox Factory Holding Corp. *	6,703	1,078,848
Gentherm, Inc. *	24,678	1,817,041
LCI Industries	20,638	2,881,890
Modine Manufacturing Co. *	104,088	1,144,968
Patrick Industries, Inc.	18,555	1,445,620
Standard Motor Products, Inc.	33,541	1,606,614
Stoneridge, Inc. *	32,771	621,994
Tenneco, Inc., Class A *	290,569	3,855,851
Veoneer, Inc. *	52,041	1,831,843
Winnebago Industries, Inc.	26,486	1,792,837
		26,776,460

Banks 8.5%
Ameris Bancorp	11,994	628,366
Associated Banc-Corp.	138,462	3,084,933
Atlantic Union Bankshares Corp.	30,992	1,111,683
Axos Financial, Inc. *	21,458	1,137,274
Bank of Hawaii Corp.	27,663	2,337,523
Bank OZK	68,089	3,041,536
BankUnited, Inc.	81,262	3,295,987
Banner Corp.	25,271	1,459,653
Berkshire Hills Bancorp, Inc.	34,319	931,761
BOK Financial Corp.	19,648	1,987,788
Brookline Bancorp, Inc.	51,681	829,480
Cadence Bank	105,084	3,049,549
Capitol Federal Financial, Inc.	102,623	1,244,817
Cathay General Bancorp	51,993	2,193,585
Central Pacific Financial Corp.	36,090	992,114
City Holding Co.	6,109	486,154
Columbia Banking System, Inc.	41,653	1,421,617
Commerce Bancshares, Inc.	39,488	2,784,299
Community Bank System, Inc.	19,559	1,401,794
Cullen/Frost Bankers, Inc.	29,365	3,802,767
CVB Financial Corp.	58,652	1,174,213
Eagle Bancorp, Inc.	15,995	905,157
Essent Group Ltd.	39,856	1,913,088
F.N.B. Corp.	270,458	3,150,836
Federal Agricultural Mortgage Corp., Class C	9,826	1,238,960
First BanCorp	114,696	1,565,600
First Busey Corp.	22,468	572,709
First Citizens BancShares, Inc., Class A	3,030	2,466,117
First Commonwealth Financial Corp.	66,368	1,015,430
First Financial Bancorp	57,378	1,364,449
First Financial Bankshares, Inc.	24,099	1,222,301
First Hawaiian, Inc.	102,500	2,827,975
First Horizon Corp.	253,331	4,299,027
First Interstate BancSystem, Inc., Class A	19,544	812,444
SECURITY	NUMBER OF SHARES	VALUE ($)
First Merchants Corp.	22,817	948,731
First Midwest Bancorp, Inc.	73,781	1,420,284
Flagstar Bancorp, Inc.	31,482	1,485,636
Fulton Financial Corp.	143,850	2,315,985
Glacier Bancorp, Inc.	32,272	1,784,319
Great Western Bancorp, Inc.	60,896	2,073,509
Hancock Whitney Corp.	61,936	3,064,593
Hanmi Financial Corp.	24,250	538,108
Heartland Financial USA, Inc.	16,603	832,142
Hilltop Holdings, Inc.	40,833	1,447,122
Home BancShares, Inc.	85,926	2,041,602
Hope Bancorp, Inc.	118,643	1,731,001
Independent Bank Corp.	12,575	1,062,588
Independent Bank Group, Inc.	7,516	543,332
International Bancshares Corp.	36,625	1,552,900
Investors Bancorp, Inc.	218,377	3,341,168
MGIC Investment Corp.	288,969	4,669,739
National Bank Holdings Corp., Class A	18,842	817,178
NBT Bancorp, Inc.	29,521	1,083,125
Northwest Bancshares, Inc.	81,789	1,128,688
OFG Bancorp	45,745	1,184,796
Old National Bancorp	108,973	1,861,259
Pacific Premier Bancorp, Inc.	13,077	549,103
Park National Corp.	8,235	1,058,939
PennyMac Financial Services, Inc.	11,443	710,153
Pinnacle Financial Partners, Inc.	21,301	2,057,038
Prosperity Bancshares, Inc.	38,801	2,922,103
Provident Financial Services, Inc.	50,438	1,248,845
Radian Group, Inc.	176,577	4,214,893
Renasant Corp.	27,140	1,015,307
S&T Bancorp, Inc.	28,475	870,196
Sandy Spring Bancorp, Inc.	20,610	978,151
ServisFirst Bancshares, Inc.	8,845	710,342
Signature Bank	18,223	5,427,174
Simmons First National Corp., Class A	51,174	1,529,591
Southside Bancshares, Inc.	12,217	504,806
SouthState Corp.	20,280	1,583,665
Sterling Bancorp	90,706	2,308,468
Synovus Financial Corp.	98,663	4,596,709
Texas Capital Bancshares, Inc. *	26,441	1,602,325
The Bank of N.T. Butterfield & Son Ltd.	33,697	1,209,722
Tompkins Financial Corp.	6,226	511,217
Towne Bank	33,681	1,061,625
Trustmark Corp.	52,365	1,665,731
UMB Financial Corp.	19,282	1,905,447
Umpqua Holdings Corp.	202,547	4,142,086
United Bankshares, Inc.	61,341	2,269,004
United Community Banks, Inc.	35,895	1,250,582
Valley National Bancorp	193,574	2,566,791
Walker & Dunlop, Inc.	18,714	2,434,130
Washington Federal, Inc.	84,369	2,983,288
Webster Financial Corp.	56,438	3,158,270
WesBanco, Inc.	33,586	1,167,785
Westamerica Bancorp	11,826	659,418
Western Alliance Bancorp	23,578	2,737,170

36
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Wintrust Financial Corp.	33,815	2,992,627
WSFS Financial Corp.	17,241	893,256
		166,174,748

Capital Goods 11.5%
AAON, Inc.	12,724	911,675
AAR Corp. *	59,328	2,098,431
Advanced Drainage Systems, Inc.	8,450	953,160
Aerojet Rocketdyne Holdings, Inc.	31,043	1,366,202
Air Lease Corp.	87,622	3,509,261
Alamo Group, Inc.	7,481	1,131,127
Albany International Corp., Class A	18,063	1,456,781
Altra Industrial Motion Corp.	25,187	1,313,502
American Woodmark Corp. *	17,655	1,213,605
API Group Corp. *	55,013	1,198,183
Apogee Enterprises, Inc.	49,601	2,079,770
Applied Industrial Technologies, Inc.	36,659	3,573,519
Arcosa, Inc.	53,957	2,791,196
Argan, Inc.	20,263	836,051
Armstrong World Industries, Inc.	25,900	2,736,335
Astec Industries, Inc.	25,521	1,362,311
Astronics Corp. *	51,181	660,235
Atkore, Inc. *	21,762	2,057,162
AZZ, Inc.	30,134	1,601,019
Barnes Group, Inc.	52,134	2,186,500
Beacon Roofing Supply, Inc. *	64,399	3,404,775
Boise Cascade Co.	72,193	4,087,568
Builders FirstSource, Inc. *	98,936	5,765,001
BWX Technologies, Inc.	50,592	2,870,590
CAI International, Inc.	17,774	994,100
Chart Industries, Inc. *	7,675	1,362,466
CIRCOR International, Inc. *	20,568	587,011
Colfax Corp. *	78,705	4,062,752
Columbus McKinnon Corp.	18,715	884,658
Comfort Systems USA, Inc.	31,339	2,866,578
Crane Co.	39,971	4,128,205
CSW Industrials, Inc.	3,910	542,004
Douglas Dynamics, Inc.	19,803	837,667
Dycom Industries, Inc. *	42,240	3,354,701
Encore Wire Corp.	27,701	3,713,596
Enerpac Tool Group Corp.	45,245	945,168
EnerSys	39,568	3,167,023
EnPro Industries, Inc.	19,025	1,705,781
ESCO Technologies, Inc.	11,674	987,153
Evoqua Water Technologies Corp. *	17,800	744,574
Federal Signal Corp.	38,886	1,664,710
Franklin Electric Co., Inc.	25,926	2,239,488
Generac Holdings, Inc. *	8,316	4,146,025
Gibraltar Industries, Inc. *	17,588	1,146,034
GMS, Inc. *	48,130	2,383,879
GrafTech International Ltd.	39,201	419,451
Granite Construction, Inc.	93,373	3,466,006
Great Lakes Dredge & Dock Corp. *	34,366	523,051
Griffon Corp.	57,290	1,517,612
H&E Equipment Services, Inc.	55,868	2,518,529
HEICO Corp.	8,106	1,129,895
HEICO Corp., Class A	13,906	1,747,706
Helios Technologies, Inc.	7,457	678,960
Herc Holdings, Inc.	22,755	4,142,320
Hillenbrand, Inc.	55,990	2,545,305
Hyster-Yale Materials Handling, Inc.	17,082	820,619
Ingersoll Rand, Inc. *	44,588	2,397,051
JELD-WEN Holding, Inc. *	74,843	2,051,447
John Bean Technologies Corp.	11,778	1,740,199
Kadant, Inc.	4,875	1,082,835
Kaman Corp.	36,421	1,303,508
Kennametal, Inc.	74,195	2,949,251
SECURITY	NUMBER OF SHARES	VALUE ($)
Kratos Defense & Security Solutions, Inc. *	18,342	392,335
Lindsay Corp.	6,755	984,001
Masonite International Corp. *	23,293	2,795,393
Matrix Service Co. *	112,464	1,150,507
Maxar Technologies, Inc.	44,548	1,182,749
McGrath RentCorp	18,567	1,339,423
Mercury Systems, Inc. *	10,154	523,337
Meritor, Inc. *	86,643	2,108,891
Moog, Inc., Class A	43,032	3,250,207
MRC Global, Inc. *	244,169	2,026,603
Mueller Industries, Inc.	77,647	4,087,338
Mueller Water Products, Inc., Class A	113,559	1,863,503
MYR Group, Inc. *	20,046	2,047,699
National Presto Industries, Inc.	7,774	646,408
NOW, Inc. *	381,766	2,756,351
Parsons Corp. *	13,442	465,631
PGT Innovations, Inc. *	24,660	526,491
Primoris Services Corp.	78,007	2,102,289
Proto Labs, Inc. *	8,577	512,990
Quanex Building Products Corp.	46,830	970,318
Raven Industries, Inc. *	23,484	1,357,845
RBC Bearings, Inc. *	7,534	1,762,429
Resideo Technologies, Inc. *	145,704	3,593,061
Rush Enterprises, Inc., Class A	86,414	4,500,441
Simpson Manufacturing Co., Inc.	22,912	2,430,734
SiteOne Landscape Supply, Inc. *	7,824	1,838,327
SPX Corp. *	20,949	1,216,927
SPX FLOW, Inc.	23,889	1,784,747
Standex International Corp.	11,686	1,300,301
Tennant Co.	13,674	1,086,536
Terex Corp.	79,979	3,583,059
Textainer Group Holdings Ltd. *	42,331	1,663,185
The Greenbrier Cos., Inc.	86,317	3,540,723
The Manitowoc Co., Inc. *	52,607	1,127,368
The Middleby Corp. *	24,765	4,518,127
The Timken Co.	53,924	3,825,908
Trex Co., Inc. *	15,987	1,701,017
Trinity Industries, Inc.	138,255	3,878,053
Triton International Ltd.	55,009	3,421,010
Tutor Perini Corp. *	180,171	2,453,929
Valmont Industries, Inc.	18,275	4,366,994
Vectrus, Inc. *	18,457	893,873
Wabash National Corp.	150,128	2,331,488
Watts Water Technologies, Inc., Class A	14,520	2,759,090
Welbilt, Inc. *	74,680	1,766,929
Woodward, Inc.	28,095	3,173,330
Zurn Water Solutions Corp.	51,035	1,851,550
		224,120,722

Commercial & Professional Services 5.0%
ACCO Brands Corp.	206,428	1,707,160
ADT, Inc.	188,139	1,570,961
ASGN, Inc. *	33,614	4,022,251
Brady Corp., Class A	39,415	2,053,127
BrightView Holdings, Inc. *	46,307	734,429
CBIZ, Inc. *	34,976	1,283,969
Cimpress plc *	11,628	1,038,613
Clean Harbors, Inc. *	39,729	4,471,102
CoStar Group, Inc. *	28,168	2,423,856
Covanta Holding Corp.	156,623	3,160,652
Deluxe Corp.	102,486	3,655,676
Exponent, Inc.	10,453	1,200,004
FTI Consulting, Inc. *	24,809	3,570,511
Harsco Corp. *	88,954	1,521,113
Healthcare Services Group, Inc.	95,624	1,835,025
Heidrick & Struggles International, Inc.	12,170	570,530

37
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Herman Miller, Inc.	97,226	3,784,036
HNI Corp.	71,875	2,688,125
Huron Consulting Group, Inc. *	19,148	960,464
IAA, Inc. *	30,729	1,832,985
ICF International, Inc.	17,484	1,756,967
Insperity, Inc.	16,514	2,064,250
Interface, Inc.	114,221	1,640,214
KAR Auction Services, Inc. *	166,207	2,438,257
Kforce, Inc.	29,303	1,897,662
Korn Ferry	44,092	3,404,343
ManTech International Corp., Class A	24,501	2,112,476
Matthews International Corp., Class A	50,604	1,739,259
MSA Safety, Inc.	10,962	1,677,515
Pitney Bowes, Inc.	541,562	3,758,440
Resources Connection, Inc.	78,429	1,365,449
Rollins, Inc.	47,543	1,674,940
SP Plus Corp. *	39,435	1,271,779
Steelcase, Inc., Class A	203,478	2,421,388
Stericycle, Inc. *	49,608	3,319,767
Tetra Tech, Inc.	23,769	4,175,262
The Brink's Co.	25,014	1,722,964
TransUnion	37,778	4,355,426
TriNet Group, Inc. *	15,221	1,541,126
TrueBlue, Inc. *	117,887	3,283,153
U.S. Ecology, Inc. *	23,782	765,543
UniFirst Corp.	12,447	2,464,008
Viad Corp. *	35,153	1,559,739
		96,494,516

Consumer Durables & Apparel 3.7%
Acushnet Holdings Corp.	23,273	1,185,527
Beazer Homes USA, Inc. *	58,590	1,061,065
Callaway Golf Co. *	52,082	1,408,818
Cavco Industries, Inc. *	5,812	1,397,089
Century Communities, Inc.	18,947	1,270,586
Columbia Sportswear Co.	22,741	2,361,425
Crocs, Inc. *	12,173	1,965,331
Deckers Outdoor Corp. *	12,376	4,892,357
Ethan Allen Interiors, Inc.	58,572	1,359,456
Fossil Group, Inc. *	183,524	2,169,254
G-III Apparel Group Ltd. *	101,901	2,920,483
Helen of Troy Ltd. *	13,693	3,080,240
Installed Building Products, Inc.	4,972	631,693
iRobot Corp. *	16,830	1,403,959
KB Home	84,871	3,407,571
Kontoor Brands, Inc.	61,869	3,279,057
La-Z-Boy, Inc.	63,431	2,108,446
LGI Homes, Inc. *	9,731	1,452,838
M.D.C. Holdings, Inc.	52,786	2,585,458
M/I Homes, Inc. *	33,528	1,919,813
Meritage Homes Corp. *	39,299	4,272,194
Movado Group, Inc.	32,783	1,091,674
Oxford Industries, Inc.	21,285	1,973,545
Skyline Champion Corp. *	10,340	654,729
Smith & Wesson Brands, Inc.	48,563	1,044,104
Steven Madden Ltd.	86,707	3,910,486
Sturm, Ruger & Co., Inc.	19,490	1,537,371
Tempur Sealy International, Inc.	76,919	3,420,588
TopBuild Corp. *	12,816	3,293,328
Tupperware Brands Corp. *	79,655	1,771,527
Universal Electronics, Inc. *	16,595	683,382
Vista Outdoor, Inc. *	58,638	2,453,414
Wolverine World Wide, Inc.	96,179	3,190,257
		71,157,065

SECURITY	NUMBER OF SHARES	VALUE ($)
Consumer Services 5.0%
Adtalem Global Education, Inc. *	85,132	3,143,925
American Public Education, Inc. *	25,096	627,149
Arcos Dorados Holdings, Inc., Class A *	243,159	1,159,868
Bally's Corp. *	9,655	442,296
BJ's Restaurants, Inc. *	34,913	1,163,301
Bloomin' Brands, Inc. *	137,223	2,966,761
Boyd Gaming Corp. *	46,497	2,965,579
Bright Horizons Family Solutions, Inc. *	18,229	3,026,014
Brinker International, Inc. *	64,237	2,695,385
Caesars Entertainment, Inc. *	33,212	3,635,385
Choice Hotels International, Inc.	10,672	1,500,697
Churchill Downs, Inc.	14,596	3,357,080
Dave & Buster's Entertainment, Inc. *	56,878	2,111,880
Denny's Corp. *	61,259	974,018
Dine Brands Global, Inc. *	15,786	1,334,075
Everi Holdings, Inc. *	180,311	4,327,464
Frontdoor, Inc. *	20,006	745,824
Graham Holdings Co., Class B	6,019	3,526,231
Grand Canyon Education, Inc. *	26,176	2,086,227
Hilton Grand Vacations, Inc. *	71,816	3,610,908
Houghton Mifflin Harcourt Co. *	267,203	3,791,611
Hyatt Hotels Corp., Class A *	49,397	4,208,624
International Game Technology plc *	194,455	5,734,478
Jack in the Box, Inc.	35,714	3,533,900
Laureate Education, Inc., Class A *	155,898	2,700,153
Papa John's International, Inc.	13,045	1,618,624
Penn National Gaming, Inc. *	45,830	3,281,428
Perdoceo Education Corp. *	72,818	773,327
Planet Fitness, Inc., Class A *	18,534	1,474,380
Red Robin Gourmet Burgers, Inc. *	53,623	1,065,489
Red Rock Resorts, Inc., Class A *	44,302	2,410,472
Regis Corp. *	149,706	404,206
Ruth's Hospitality Group, Inc. *	34,077	659,049
Scientific Games Corp., Class A *	34,120	2,731,306
SeaWorld Entertainment, Inc. *	29,521	1,874,583
Strategic Education, Inc.	14,508	989,591
Stride, Inc. *	58,386	2,072,703
Terminix Global Holdings, Inc. *	50,306	2,036,387
Texas Roadhouse, Inc.	39,185	3,480,020
The Cheesecake Factory, Inc. *	65,784	2,673,462
WW International, Inc. *	31,367	544,531
Wyndham Hotels & Resorts, Inc.	43,104	3,640,995
		97,099,386

Diversified Financials 4.6%
Apollo Commercial Real Estate Finance, Inc.	108,206	1,638,239
Apollo Global Management, Inc.	35,118	2,702,330
Arbor Realty Trust, Inc.	34,117	686,093
Ares Management Corp., Class A	9,150	775,371
Artisan Partners Asset Management, Inc., Class A	33,623	1,665,683
BGC Partners, Inc., Class A	307,131	1,649,293
Blackstone Mortgage Trust, Inc., Class A	78,655	2,587,750
Blucora, Inc. *	32,461	536,256
Brightsphere Investment Group, Inc.	56,651	1,698,397
BrightSpire Capital, Inc.	52,785	517,821
Cannae Holdings, Inc. *	54,405	1,855,211
Chimera Investment Corp.	300,702	4,693,958
Cohen & Steers, Inc.	12,056	1,143,994
Compass Diversified Holdings	73,117	2,182,542
Credit Acceptance Corp. *	5,566	3,329,637
Donnelley Financial Solutions, Inc. *	41,025	1,572,078
Encore Capital Group, Inc. *	27,094	1,463,618
Enova International, Inc. *	37,644	1,221,171

38
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
FactSet Research Systems, Inc.	9,114	4,045,613
Federated Hermes, Inc.	108,765	3,622,962
FirstCash, Inc.	35,724	3,160,502
Green Dot Corp., Class A *	27,586	1,168,543
Houlihan Lokey, Inc.	20,398	2,286,208
Interactive Brokers Group, Inc., Class A	7,839	555,393
Invesco Mortgage Capital, Inc.	565,814	1,776,656
Ladder Capital Corp. REIT	146,505	1,758,060
MarketAxess Holdings, Inc.	3,556	1,453,231
MFA Financial, Inc.	528,699	2,384,433
Moelis & Co., Class A	29,176	2,122,262
Morningstar, Inc.	5,395	1,708,866
Nelnet, Inc., Class A	17,296	1,429,168
New York Mortgage Trust, Inc.	315,212	1,383,781
PennyMac Mortgage Investment Trust	88,594	1,785,169
Piper Sandler Cos.	9,413	1,550,227
PRA Group, Inc. *	38,149	1,635,829
Redwood Trust, Inc.	129,911	1,761,593
Santander Consumer USA Holdings, Inc.	142,254	5,931,992
SLM Corp.	226,940	4,164,349
Stifel Financial Corp.	41,300	3,009,531
The Carlyle Group, Inc.	26,206	1,471,467
TPG RE Finance Trust, Inc.	45,630	596,384
Tradeweb Markets, Inc., Class A	7,929	706,474
Two Harbors Investment Corp.	394,854	2,534,963
Virtu Financial, Inc., Class A	16,808	418,183
Virtus Investment Partners, Inc.	3,361	1,075,520
WisdomTree Investments, Inc.	141,916	906,843
World Acceptance Corp. *	8,518	1,579,152
		89,902,796

Energy 5.3%
Alto Ingredients, Inc. *	196,168	1,043,614
Arch Resources, Inc. *	66,014	6,012,555
Archrock, Inc.	179,973	1,473,979
Callon Petroleum Co. *	48,981	2,533,787
Centennial Resource Development, Inc., Class A *	471,836	3,397,219
ChampionX Corp. *	89,898	2,358,025
CNX Resources Corp. *	298,242	4,357,316
CONSOL Energy, Inc. *	186,724	5,136,777
Continental Resources, Inc.	82,122	4,008,375
Core Laboratories N.V.	54,440	1,415,984
CVR Energy, Inc.	116,192	2,227,401
DHT Holdings, Inc.	113,564	739,302
Dril-Quip, Inc. *	51,015	1,201,913
EQT Corp. *	172,351	3,431,508
Equitrans Midstream Corp.	393,396	4,055,913
Golar LNG Ltd. *	52,238	680,661
Green Plains, Inc. *	109,487	4,155,032
Helix Energy Solutions Group, Inc. *	224,457	848,448
International Seaways, Inc.	76,067	1,334,976
Kosmos Energy Ltd. *	660,956	2,379,442
Liberty Oilfield Services, Inc., Class A *	62,884	812,461
Magnolia Oil & Gas Corp., Class A	93,831	1,959,191
Matador Resources Co.	53,174	2,225,332
NexTier Oilfield Solutions, Inc. *	300,955	1,342,259
Nordic American Tankers Ltd.	335,028	787,316
Oceaneering International, Inc. *	369,847	5,029,919
Oil States International, Inc. *	308,180	1,867,571
Par Pacific Holdings, Inc. *	89,752	1,387,566
PDC Energy, Inc.	79,882	4,178,627
ProPetro Holding Corp. *	162,158	1,555,095
Range Resources Corp. *	187,129	4,363,848
Renewable Energy Group, Inc. *	43,178	2,763,392
Scorpio Tankers, Inc.	87,094	1,395,246
SFL Corp., Ltd.	190,280	1,505,115
SECURITY	NUMBER OF SHARES	VALUE ($)
SM Energy Co.	424,023	14,552,469
Southwestern Energy Co. *	448,610	2,189,217
Teekay Tankers Ltd., Class A *	72,756	1,009,853
US Silica Holdings, Inc. *	135,388	1,310,556
		103,027,260

Food & Staples Retailing 0.7%
BJ's Wholesale Club Holdings, Inc. *	34,877	2,038,212
Grocery Outlet Holding Corp. *	26,678	591,985
Ingles Markets, Inc., Class A	43,035	2,977,592
PriceSmart, Inc.	32,423	2,332,835
The Andersons, Inc.	92,474	3,149,664
The Chefs' Warehouse, Inc. *	30,044	1,047,634
Weis Markets, Inc.	29,504	1,661,370
		13,799,292

Food, Beverage & Tobacco 2.1%
B&G Foods, Inc. (a)	89,168	2,625,106
Brown-Forman Corp., Class B	57,941	3,933,614
Calavo Growers, Inc.	21,789	875,918
Cal-Maine Foods, Inc.	54,936	1,980,992
Coca-Cola Consolidated, Inc.	2,829	1,135,561
Fresh Del Monte Produce, Inc.	116,446	3,899,777
Hostess Brands, Inc. *	66,213	1,252,088
J&J Snack Foods Corp.	11,080	1,634,854
John B. Sanfilippo & Son, Inc.	12,081	1,020,845
Lamb Weston Holdings, Inc.	47,249	2,667,206
Lancaster Colony Corp.	11,362	1,931,540
Nomad Foods Ltd. *	72,685	1,979,213
Pilgrim's Pride Corp. *	104,378	2,939,284
The Boston Beer Co., Inc., Class A *	2,021	995,302
The Hain Celestial Group, Inc. *	61,004	2,737,249
TreeHouse Foods, Inc. *	89,369	3,229,796
Universal Corp.	70,525	3,314,675
Vector Group Ltd.	158,767	2,105,250
		40,258,270

Health Care Equipment & Services 4.1%
ABIOMED, Inc. *	4,673	1,551,623
Acadia Healthcare Co., Inc. *	55,344	3,431,328
Addus HomeCare Corp. *	4,851	453,569
Allscripts Healthcare Solutions, Inc. *	111,232	1,532,777
Amedisys, Inc. *	7,767	1,315,264
AMN Healthcare Services, Inc. *	27,413	2,705,663
Avanos Medical, Inc. *	23,196	731,602
Brookdale Senior Living, Inc. *	428,785	2,787,102
Change Healthcare, Inc. *	76,335	1,643,493
Chemed Corp.	6,805	3,281,711
Community Health Systems, Inc. *	209,775	2,748,052
CONMED Corp.	9,366	1,370,058
Covetrus, Inc. *	111,808	2,257,404
Globus Medical, Inc., Class A *	19,868	1,533,214
Haemonetics Corp. *	22,644	1,555,869
Hill-Rom Holdings, Inc.	31,927	4,945,492
ICU Medical, Inc. *	7,134	1,670,283
IDEXX Laboratories, Inc. *	4,033	2,686,543
Integer Holdings Corp. *	17,860	1,607,757
Integra LifeSciences Holdings Corp. *	18,901	1,256,160
LHC Group, Inc. *	8,860	1,192,467
LivaNova plc *	13,772	1,056,588
Masimo Corp. *	8,134	2,306,314
MEDNAX, Inc. *	180,733	4,921,360
Merit Medical Systems, Inc. *	16,558	1,113,691
ModivCare, Inc. *	8,881	1,445,560
National HealthCare Corp.	18,568	1,298,646

39
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Natus Medical, Inc. *	17,736	444,287
Neogen Corp. *	20,696	875,648
NextGen Healthcare, Inc. *	41,690	686,217
NuVasive, Inc. *	28,524	1,522,041
Omnicell, Inc. *	7,944	1,415,224
Orthofix Medical, Inc. *	15,122	544,090
Owens & Minor, Inc.	116,366	4,175,212
Premier, Inc., Class A	78,065	3,040,632
Select Medical Holdings Corp.	84,099	2,793,769
Teleflex, Inc.	10,259	3,661,847
The Ensign Group, Inc.	18,206	1,420,250
Triple-S Management Corp., Class B *	75,263	2,656,031
U.S. Physical Therapy, Inc.	3,859	416,232
Varex Imaging Corp. *	41,062	1,102,515
Veeva Systems, Inc., Class A *	4,743	1,503,578
		80,657,163

Household & Personal Products 1.0%
Central Garden & Pet Co., Class A *	30,972	1,430,906
Coty, Inc., Class A *	406,361	3,445,941
Edgewell Personal Care Co.	82,476	2,885,835
Energizer Holdings, Inc.	36,919	1,346,436
Herbalife Nutrition Ltd. *	53,280	2,472,192
Inter Parfums, Inc.	6,219	574,511
Medifast, Inc.	3,182	624,531
Spectrum Brands Holdings, Inc.	42,290	3,964,688
USANA Health Sciences, Inc. *	14,760	1,432,606
WD-40 Co.	4,003	908,681
		19,086,327

Insurance 2.3%
Ambac Financial Group, Inc. *	80,337	1,358,499
American Equity Investment Life Holding Co.	125,552	4,001,342
American National Group, Inc.	7,370	1,398,163
AMERISAFE, Inc.	19,184	1,137,419
Argo Group International Holdings Ltd.	31,449	1,732,840
Brighthouse Financial, Inc. *	30,771	1,545,627
CNA Financial Corp.	35,864	1,608,859
Employers Holdings, Inc.	32,097	1,238,944
Enstar Group Ltd. *	4,539	1,047,510
Horace Mann Educators Corp.	29,029	1,137,356
James River Group Holdings Ltd.	32,757	1,046,586
Kemper Corp.	43,219	2,743,542
MBIA, Inc. *	182,873	2,841,846
Mercury General Corp.	30,013	1,635,408
ProAssurance Corp.	141,749	3,247,470
RenaissanceRe Holdings Ltd.	24,116	3,419,649
RLI Corp.	14,660	1,587,825
Safety Insurance Group, Inc.	14,594	1,144,316
Selective Insurance Group, Inc.	34,388	2,694,988
SiriusPoint Ltd. *	52,609	494,525
Stewart Information Services Corp.	38,114	2,712,573
United Fire Group, Inc.	31,964	653,025
Universal Insurance Holdings, Inc.	81,210	1,199,472
White Mountains Insurance Group Ltd.	2,976	3,139,650
		44,767,434

Materials 6.1%
AdvanSix, Inc. *	51,609	2,508,197
Allegheny Technologies, Inc. *	150,094	2,416,513
Avient Corp.	78,424	4,225,485
Balchem Corp.	10,687	1,636,073
Cabot Corp.	66,015	3,521,900
Carpenter Technology Corp.	89,737	2,771,078
SECURITY	NUMBER OF SHARES	VALUE ($)
Century Aluminum Co. *	71,448	943,828
Clearwater Paper Corp. *	45,624	1,908,452
Cleveland-Cliffs, Inc. *	172,399	4,156,540
Compass Minerals International, Inc.	35,926	2,356,746
Constellium SE *	88,121	1,622,308
Eagle Materials, Inc.	26,003	3,857,805
Element Solutions, Inc.	106,696	2,423,066
Ferro Corp. *	59,086	1,241,988
GCP Applied Technologies, Inc. *	42,385	958,325
Glatfelter Corp.	77,431	1,272,191
Greif, Inc., Class A	38,707	2,503,569
H.B. Fuller Co.	41,426	2,920,947
Hawkins, Inc.	14,755	541,066
Hecla Mining Co.	189,711	1,096,529
Ingevity Corp. *	19,656	1,531,399
Innospec, Inc.	21,267	1,927,003
Kaiser Aluminum Corp.	20,135	1,955,914
Koppers Holdings, Inc. *	23,656	830,089
Kraton Corp. *	48,015	2,191,885
Livent Corp. *	41,699	1,176,746
Louisiana-Pacific Corp.	83,317	4,909,871
Materion Corp.	23,861	1,722,287
Minerals Technologies, Inc.	35,671	2,530,501
Myers Industries, Inc.	36,174	744,461
Neenah, Inc.	27,967	1,413,452
NewMarket Corp.	7,174	2,439,232
Orion Engineered Carbons S.A. *	91,370	1,717,756
Quaker Chemical Corp.	3,496	859,457
Royal Gold, Inc.	15,240	1,509,065
Schnitzer Steel Industries, Inc., Class A	57,563	3,096,889
Schweitzer-Mauduit International, Inc.	41,169	1,434,328
Sensient Technologies Corp.	29,172	2,788,843
Silgan Holdings, Inc.	80,109	3,220,382
Southern Copper Corp.	35,780	2,146,442
Stepan Co.	20,241	2,429,325
Summit Materials, Inc., Class A *	90,518	3,226,967
SunCoke Energy, Inc.	215,412	1,555,275
The Scotts Miracle-Gro Co.	16,330	2,424,352
Tredegar Corp.	46,220	557,413
TriMas Corp. *	34,886	1,163,448
Trinseo plc	69,829	3,914,614
Tronox Holdings plc, Class A	77,123	1,798,508
Valvoline, Inc.	72,830	2,473,307
Verso Corp., Class A	182,101	4,020,790
Warrior Met Coal, Inc.	202,325	4,849,730
Westlake Chemical Corp.	36,940	3,595,739
Worthington Industries, Inc.	43,094	2,340,866
		119,378,942

Media & Entertainment 4.2%
AMC Entertainment Holdings, Inc., Class A *(a)	192,303	6,801,757
AMC Networks, Inc., Class A *	80,428	3,200,230
Cable One, Inc.	1,133	1,938,801
Cars.com, Inc. *	109,030	1,419,571
Gannett Co., Inc. *	387,781	2,249,130
Gray Television, Inc.	85,012	1,992,681
iHeartMedia, Inc., Class A *	137,401	2,662,831
IMAX Corp. *	27,985	527,517
John Wiley & Sons, Inc., Class A	50,171	2,717,763
Liberty Media Corp. - Liberty Formula One, Class A *	5,820	303,513
Liberty Media Corp. - Liberty Formula One, Class C *	45,232	2,523,946
Liberty TripAdvisor Holdings, Inc., Class A *	204,078	630,601

40
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Lions Gate Entertainment Corp., Class A *	59,916	775,912
Lions Gate Entertainment Corp., Class B *	120,893	1,368,509
Live Nation Entertainment, Inc. *	32,936	3,331,476
Madison Square Garden Entertainment Corp. *	21,045	1,483,041
Madison Square Garden Sports Corp. *	6,109	1,157,717
Meredith Corp. *	74,112	4,316,283
National CineMedia, Inc.	263,239	837,100
Nexstar Media Group, Inc., Class A	27,727	4,157,109
Scholastic Corp.	63,903	2,312,650
Sinclair Broadcast Group, Inc., Class A	98,226	2,566,645
Sirius XM Holdings, Inc. (a)	560,128	3,411,179
Spotify Technology S.A. *	8,007	2,317,226
Take-Two Interactive Software, Inc. *	21,254	3,846,974
TEGNA, Inc.	235,113	4,622,322
The E.W. Scripps Co., Class A	44,225	822,585
The Marcus Corp. *	50,931	945,789
The New York Times Co., Class A	50,245	2,742,875
TripAdvisor, Inc. *	72,118	2,377,730
World Wrestling Entertainment, Inc., Class A	10,826	661,360
Yandex N.V., Class A *	46,671	3,866,226
Yelp, Inc. *	52,984	2,046,772
Ziff Davis, Inc. *	24,209	3,105,288
Zynga, Inc., Class A *	159,831	1,179,553
		81,220,662

Pharmaceuticals, Biotechnology & Life Sciences 2.4%
Alkermes plc *	40,219	1,218,234
Avantor, Inc. *	35,306	1,425,656
BioMarin Pharmaceutical, Inc. *	16,992	1,346,276
Bio-Rad Laboratories, Inc., Class A *	3,861	3,068,259
Bio-Techne Corp.	4,436	2,322,911
Bruker Corp.	30,567	2,454,530
Catalent, Inc. *	23,031	3,175,054
Charles River Laboratories International, Inc. *	8,825	3,959,601
Elanco Animal Health, Inc. *	118,638	3,900,817
Emergent BioSolutions, Inc. *	13,980	666,427
Exelixis, Inc. *	49,123	1,056,636
Horizon Therapeutics plc *	12,119	1,453,189
Incyte Corp. *	22,858	1,531,029
Ligand Pharmaceuticals, Inc. *	3,701	540,124
Medpace Holdings, Inc. *	3,558	806,065
Myriad Genetics, Inc. *	74,637	2,296,581
PerkinElmer, Inc.	27,613	4,884,464
PPD, Inc. *	30,852	1,455,289
Prestige Consumer Healthcare, Inc. *	33,955	2,036,960
Royalty Pharma plc, Class A	11,143	440,483
Syneos Health, Inc. *	29,260	2,731,128
West Pharmaceutical Services, Inc.	10,399	4,470,322
		47,240,035

Real Estate 10.0%
Acadia Realty Trust	60,138	1,285,750
Alexander & Baldwin, Inc.	110,397	2,708,038
American Assets Trust, Inc.	29,930	1,132,252
American Campus Communities, Inc.	88,053	4,730,207
American Finance Trust, Inc.	109,569	907,231
American Homes 4 Rent, Class A	73,284	2,975,330
Americold Realty Trust	46,156	1,360,217
Brandywine Realty Trust	194,417	2,576,025
CareTrust REIT, Inc.	21,785	452,039
SECURITY	NUMBER OF SHARES	VALUE ($)
Centerspace	10,687	1,081,952
Chatham Lodging Trust *	86,850	1,102,127
Columbia Property Trust, Inc.	134,759	2,583,330
CoreSite Realty Corp.	11,240	1,601,250
Corporate Office Properties Trust	83,574	2,266,527
Cousins Properties, Inc.	51,341	2,033,617
CubeSmart	67,923	3,736,444
Cushman & Wakefield plc *	69,906	1,285,571
CyrusOne, Inc.	37,509	3,076,488
DiamondRock Hospitality Co. *	301,552	2,726,030
Douglas Emmett, Inc.	90,777	2,966,592
Easterly Government Properties, Inc.	24,028	505,309
EastGroup Properties, Inc.	8,803	1,741,057
Empire State Realty Trust, Inc., Class A	173,673	1,681,155
EPR Properties	60,511	3,038,257
Equity Commonwealth *	68,340	1,772,056
Equity LifeStyle Properties, Inc.	48,830	4,126,623
Federal Realty Investment Trust	38,417	4,623,486
First Industrial Realty Trust, Inc.	37,378	2,176,521
Gaming & Leisure Properties, Inc.	88,061	4,270,078
Global Net Lease, Inc.	66,197	1,060,476
Healthcare Realty Trust, Inc.	72,402	2,393,610
Healthcare Trust of America, Inc., Class A	101,352	3,384,143
Hersha Hospitality Trust *	118,749	1,060,429
Highwoods Properties, Inc.	77,460	3,473,306
HomeBanc Corp. *(b)	6,875	0
Hudson Pacific Properties, Inc.	99,416	2,559,962
Independence Realty Trust, Inc.	34,984	826,672
Industrial Logistics Properties Trust	26,021	730,930
iStar, Inc.	70,680	1,783,963
JBG SMITH Properties	57,765	1,667,098
Kennedy-Wilson Holdings, Inc.	92,531	2,069,918
Kilroy Realty Corp.	52,024	3,505,377
Kite Realty Group Trust	254,027	5,156,752
Lexington Realty Trust	168,608	2,456,619
Life Storage, Inc.	27,165	3,634,949
LTC Properties, Inc.	21,302	678,682
Mack-Cali Realty Corp. *	97,657	1,776,381
Marcus & Millichap, Inc. *	20,095	946,475
Medical Properties Trust, Inc.	154,974	3,305,595
National Health Investors, Inc.	20,071	1,079,418
National Retail Properties, Inc.	65,387	2,965,954
Newmark Group, Inc., Class A	83,144	1,237,183
Office Properties Income Trust	65,902	1,688,409
Outfront Media, Inc.	182,466	4,541,579
Paramount Group, Inc.	240,547	2,039,839
Pebblebrook Hotel Trust	130,504	2,931,120
Physicians Realty Trust	83,767	1,592,411
Piedmont Office Realty Trust, Inc., Class A	158,320	2,811,763
PotlatchDeltic Corp.	34,085	1,781,623
Preferred Apartment Communities, Inc., Class A	97,074	1,224,103
PS Business Parks, Inc.	8,410	1,494,457
Rayonier, Inc.	82,768	3,089,729
Retail Opportunity Investments Corp.	74,726	1,327,881
Rexford Industrial Realty, Inc.	11,103	746,122
RPT Realty	110,577	1,469,568
Ryman Hospitality Properties, Inc. *	34,853	2,981,326
Sabra Health Care REIT, Inc.	123,404	1,746,167
SBA Communications Corp.	12,337	4,260,336
Seritage Growth Properties, Class A *	42,857	659,998
SITE Centers Corp.	199,295	3,166,798
Spirit Realty Capital, Inc.	58,416	2,858,295
STAG Industrial, Inc.	39,047	1,699,716
STORE Capital Corp.	61,897	2,124,924
Summit Hotel Properties, Inc. *	150,958	1,509,580

41
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Sun Communities, Inc.	24,043	4,711,947
Sunstone Hotel Investors, Inc. *	336,738	4,155,347
Tanger Factory Outlet Centers, Inc.	150,412	2,526,922
Terreno Realty Corp.	8,213	600,617
The GEO Group, Inc. (a)	527,559	4,315,433
The Howard Hughes Corp. *	14,670	1,278,197
Uniti Group, Inc.	298,010	4,264,523
Urban Edge Properties	93,103	1,632,096
VICI Properties, Inc.	114,594	3,363,334
Washington Real Estate Investment Trust	64,534	1,635,937
Xenia Hotels & Resorts, Inc. *	164,321	2,924,914
Zillow Group, Inc., Class A *	1,575	166,509
Zillow Group, Inc., Class C *	3,716	385,089
		193,982,060

Retailing 4.6%
Abercrombie & Fitch Co., Class A *	135,300	5,349,762
America's Car-Mart, Inc. *	3,430	409,851
Big 5 Sporting Goods Corp. (a)	114,077	2,758,382
Boot Barn Holdings, Inc. *	7,161	748,253
Caleres, Inc.	125,939	2,904,153
Chico's FAS, Inc. *	1,241,396	6,778,022
Citi Trends, Inc. *	17,522	1,355,502
Conn's, Inc. *	61,706	1,374,193
Designer Brands, Inc., Class A *	285,426	3,861,814
Dillard’s, Inc., Class A	38,887	8,988,341
Etsy, Inc. *	2,660	666,835
Express, Inc. *	927,769	3,562,633
Five Below, Inc. *	9,307	1,836,271
Floor & Decor Holdings, Inc., Class A *	11,969	1,626,827
Genesco, Inc. *	58,865	3,566,630
Groupon, Inc. *	63,737	1,352,499
Guess?, Inc.	88,522	1,833,291
Haverty Furniture Cos., Inc.	32,842	942,565
Hibbett, Inc.	25,358	1,963,724
MarineMax, Inc. *	24,125	1,249,434
MercadoLibre, Inc. *	667	987,840
Monro, Inc.	28,917	1,785,914
National Vision Holdings, Inc. *	27,672	1,705,702
Ollie's Bargain Outlet Holdings, Inc. *	17,377	1,175,728
Overstock.com, Inc. *	37,365	3,558,269
Party City Holdco, Inc. *	217,174	1,578,855
PetMed Express, Inc. (a)	16,388	465,911
Pool Corp.	8,960	4,615,834
Rent-A-Center, Inc.	23,621	1,258,054
RH *	1,700	1,121,371
Sally Beauty Holdings, Inc. *	237,121	3,618,466
Shoe Carnival, Inc.	38,270	1,296,205
Sleep Number Corp. *	18,415	1,626,781
Sonic Automotive, Inc., Class A	61,780	3,053,785
Stitch Fix, Inc., Class A *	9,964	344,754
The Buckle, Inc.	41,321	1,719,780
The Children's Place, Inc. *	27,896	2,312,299
TravelCenters of America, Inc. *	46,667	2,515,818
Zumiez, Inc. *	27,458	1,117,541
		88,987,889

Semiconductors & Semiconductor Equipment 2.3%
Ambarella, Inc. *	7,455	1,385,363
Amkor Technology, Inc.	120,639	2,644,407
Brooks Automation, Inc.	13,264	1,544,593
Cirrus Logic, Inc. *	44,616	3,605,419
CMC Materials, Inc.	8,626	1,107,320
Diodes, Inc. *	19,300	1,854,537
Entegris, Inc.	22,546	3,174,026
SECURITY	NUMBER OF SHARES	VALUE ($)
First Solar, Inc. *	44,929	5,373,059
FormFactor, Inc. *	15,640	622,159
Kulicke & Soffa Industries, Inc.	36,581	2,085,117
MKS Instruments, Inc.	22,086	3,314,004
Monolithic Power Systems, Inc.	3,384	1,778,157
Photronics, Inc. *	87,274	1,133,689
Power Integrations, Inc.	15,145	1,563,115
Semtech Corp. *	18,629	1,584,024
Silicon Laboratories, Inc. *	10,261	1,936,866
SolarEdge Technologies, Inc. *	2,995	1,062,267
Synaptics, Inc. *	21,281	4,140,644
Ultra Clean Holdings, Inc. *	19,327	958,039
Universal Display Corp.	2,767	506,914
Wolfspeed, Inc. *	31,562	3,790,912
		45,164,631

Software & Services 4.6%
ACI Worldwide, Inc. *	50,285	1,542,744
Aspen Technology, Inc. *	16,516	2,587,892
Avaya Holdings Corp. *	65,639	1,222,198
Black Knight, Inc. *	37,861	2,654,435
Blackbaud, Inc. *	14,324	1,017,147
Cerence, Inc. *	11,968	1,258,196
Cognyte Software Ltd. *	24,319	484,191
CommVault Systems, Inc. *	17,863	1,098,575
Concentrix Corp.	25,833	4,590,008
Conduent, Inc. *	614,815	4,150,001
Consensus Cloud Solutions, Inc. *	8,040	509,173
CSG Systems International, Inc.	31,420	1,572,571
Dolby Laboratories, Inc., Class A	24,021	2,122,255
Dropbox, Inc., Class A *	29,379	895,766
Ebix, Inc.	32,332	1,060,813
Envestnet, Inc. *	7,727	645,205
EPAM Systems, Inc. *	5,735	3,861,031
Euronet Worldwide, Inc. *	21,812	2,447,088
EVERTEC, Inc.	25,555	1,155,342
ExlService Holdings, Inc. *	13,747	1,685,795
Fair Isaac Corp. *	5,137	2,045,553
Fortinet, Inc. *	10,979	3,692,677
Gartner, Inc. *	18,291	6,070,966
Globant S.A. *	2,377	758,715
GoDaddy, Inc., Class A *	19,577	1,354,141
Guidewire Software, Inc. *	5,051	635,062
InterDigital, Inc.	32,420	2,170,519
LiveRamp Holdings, Inc. *	46,588	2,492,924
Manhattan Associates, Inc. *	16,638	3,020,463
MicroStrategy, Inc., Class A *(a)	1,847	1,320,716
Nuance Communications, Inc. *	35,357	1,946,403
Pagseguro Digital Ltd., Class A *	13,055	472,591
Palo Alto Networks, Inc. *	4,714	2,399,850
Paycom Software, Inc. *	2,471	1,353,737
Pegasystems, Inc.	5,578	662,220
Perficient, Inc. *	13,509	1,669,712
Progress Software Corp.	28,458	1,463,026
PTC, Inc. *	12,976	1,652,494
ServiceNow, Inc. *	1,504	1,049,431
Splunk, Inc. *	7,467	1,230,711
Square, Inc., Class A *	4,804	1,222,618
StoneCo Ltd., Class A *	7,033	238,137
Tyler Technologies, Inc. *	3,883	2,109,323
Unisys Corp. *	47,588	1,216,825
Verint Systems, Inc. *	23,257	1,083,776
VMware, Inc., Class A *(a)	24,235	3,676,450
Vonage Holdings Corp. *	85,551	1,379,082
WEX, Inc. *	11,972	1,792,208

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Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Workday, Inc., Class A *	2,904	842,102
Xperi Holding Corp.	77,595	1,390,502
		88,973,360

Technology Hardware & Equipment 4.1%
3D Systems Corp. *	39,072	1,100,267
ADTRAN, Inc.	67,008	1,238,308
Advanced Energy Industries, Inc.	14,740	1,353,427
Arista Networks, Inc. *	7,959	3,260,723
Badger Meter, Inc.	9,460	967,285
Belden, Inc.	57,817	3,481,162
Benchmark Electronics, Inc.	126,844	2,956,734
Ciena Corp. *	74,790	4,060,349
Cognex Corp.	28,505	2,496,753
Coherent, Inc. *	12,948	3,293,971
CommScope Holding Co., Inc. *	284,440	3,046,352
Comtech Telecommunications Corp.	34,179	737,241
CTS Corp.	23,740	845,619
ePlus, Inc. *	18,212	2,013,701
Fabrinet *	20,481	1,966,176
II-VI, Inc. *	23,796	1,439,896
IPG Photonics Corp. *	12,807	2,036,441
Itron, Inc. *	18,515	1,439,912
Knowles Corp. *	75,005	1,563,104
Littelfuse, Inc.	9,357	2,756,104
Lumentum Holdings, Inc. *	16,431	1,356,872
Methode Electronics, Inc.	36,315	1,527,772
National Instruments Corp.	80,610	3,423,507
NETGEAR, Inc. *	34,641	998,700
NetScout Systems, Inc. *	113,341	3,067,007
Novanta, Inc. *	3,818	658,834
OSI Systems, Inc. *	14,681	1,366,948
PC Connection, Inc.	28,807	1,326,562
Plantronics, Inc. *	48,456	1,296,683
Plexus Corp. *	35,772	3,123,611
Rogers Corp. *	8,072	1,623,441
ScanSource, Inc. *	110,441	3,951,579
Stratasys Ltd. *	39,996	1,261,474
Super Micro Computer, Inc. *	66,760	2,362,636
TTM Technologies, Inc. *	183,287	2,426,720
ViaSat, Inc. *	45,516	2,716,850
Viavi Solutions, Inc. *	63,288	974,635
Vishay Intertechnology, Inc.	167,040	3,210,509
		78,727,865

Telecommunication Services 0.6%
ATN International, Inc.	16,494	672,625
Cogent Communications Holdings, Inc.	18,298	1,401,444
Consolidated Communications Holdings, Inc. *	303,745	2,247,713
EchoStar Corp., Class A *	75,769	1,777,541
Iridium Communications, Inc. *	27,050	1,096,877
Liberty Latin America Ltd., Class A *	66,629	800,881
Liberty Latin America Ltd., Class C *	205,436	2,471,395
Shenandoah Telecommunications Co.	28,324	782,875
United States Cellular Corp. *	32,945	1,007,129
		12,258,480

Transportation 2.5%
Air Transport Services Group, Inc. *	52,267	1,300,926
Alaska Air Group, Inc. *	50,576	2,670,413
Allegiant Travel Co. *	4,065	712,472
AMERCO	6,142	4,526,592
ArcBest Corp.	52,127	4,683,611
Atlas Air Worldwide Holdings, Inc. *	28,641	2,323,358
SECURITY	NUMBER OF SHARES	VALUE ($)
Atlas Corp. (a)	91,394	1,279,516
Copa Holdings S.A., Class A *	11,200	828,352
Costamare, Inc.	69,875	937,024
Echo Global Logistics, Inc. *	51,029	2,461,129
Forward Air Corp.	25,051	2,519,128
Hawaiian Holdings, Inc. *	42,895	830,018
Heartland Express, Inc.	58,755	959,469
Hub Group, Inc., Class A *	57,028	4,480,690
JetBlue Airways Corp. *	180,845	2,537,255
Marten Transport Ltd.	68,170	1,133,667
Mesa Air Group, Inc. *	54,602	411,699
Saia, Inc. *	10,220	3,195,181
Schneider National, Inc., Class B	94,029	2,345,083
SkyWest, Inc. *	23,198	998,210
Spirit Airlines, Inc. *	36,036	787,387
Uber Technologies, Inc. *	60,730	2,661,189
Werner Enterprises, Inc.	77,921	3,531,380
Yellow Corp. *	130,055	1,137,981
		49,251,730

Utilities 3.1%
ALLETE, Inc.	51,477	3,167,895
American States Water Co.	15,981	1,451,714
Atlantica Sustainable Infrastructure plc	47,529	1,870,266
Avangrid, Inc.	51,853	2,732,653
Avista Corp.	77,156	3,071,580
Black Hills Corp.	53,936	3,580,272
California Water Service Group	23,104	1,406,572
Chesapeake Utilities Corp.	8,333	1,092,206
Clearway Energy, Inc., Class A	13,900	458,561
Clearway Energy, Inc., Class C	31,935	1,133,054
Essential Utilities, Inc.	70,143	3,301,631
Hawaiian Electric Industries, Inc.	100,273	4,067,073
IDACORP, Inc.	35,928	3,748,009
MGE Energy, Inc.	19,232	1,459,516
National Fuel Gas Co.	69,823	4,009,935
New Jersey Resources Corp.	79,115	2,991,338
Northwest Natural Holding Co.	27,982	1,261,708
NorthWestern Corp.	51,564	2,931,929
ONE Gas, Inc.	44,375	2,986,437
Ormat Technologies, Inc.	18,092	1,308,594
Otter Tail Corp.	35,321	2,190,255
PNM Resources, Inc.	60,193	2,994,602
SJW Group	12,854	847,336
South Jersey Industries, Inc.	84,314	1,918,987
Spire, Inc.	48,960	3,072,730
Unitil Corp.	17,328	723,444
		59,778,297
Total Common Stocks (Cost $1,153,485,392)		1,938,285,390

43
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBEROF SHARES	VALUE ($)
SHORT-TERM INVESTMENTS 1.0% OF NET ASSETS

Money Market Funds 1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% (c)	5,601,660	5,601,660
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)(d)	14,270,925	14,270,925
		19,872,585
Total Short-Term Investments (Cost $19,872,585)		19,872,585
Total Investments in Securities (Cost $1,173,357,977)		1,958,157,975

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
Russell 2000 Index, e-mini, expires 12/17/21	58	6,656,370	105,847

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $13,932,735.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$1,744,303,330	$—	$—	$1,744,303,330
Real Estate	193,982,060	—	0*	193,982,060
Short-Term Investments[1]	19,872,585	—	—	19,872,585
Futures Contracts[2]	105,847	—	—	105,847
Total	$1,958,263,822	$—	$0*	$1,958,263,822

*	Level 3 amount shown includes securities determined to have no value at October 31, 2021.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $1,173,357,977) including securities on loan of $13,932,735		$1,958,157,975
Cash		1,090,492
Foreign currency, at value (cost $34)		26
Deposit with broker for futures contracts		851,510
Receivables:
Fund shares sold		2,427,399
Dividends		489,277
Income from securities on loan		26,635
Variation margin on future contracts	+	618
Total assets		1,963,043,932
Liabilities
Collateral held for securities on loan		14,270,925
Payables:
Fund shares redeemed		1,795,825
Deferred dividend income		1,092,845
Investment adviser fees	+	409,434
Total liabilities		17,569,029
Net assets		$1,945,474,903
Net Assets by Source
Capital received from investors		$1,039,591,819
Total distributable earnings	+	905,883,084
Net assets		$1,945,474,903

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,945,474,903		100,687,402		$19.32

45
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $17,727)		$23,580,766
Securities on loan, net	+	856,439
Total investment income		24,437,205
Expenses
Investment adviser fees	+	4,793,960
Total expenses	–	4,793,960
Net investment income		19,643,245
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - unaffiliated		310,215,395
Net realized gains on futures contracts	+	2,412,008
Net realized gains		312,627,403
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		540,230,229
Net change in unrealized appreciation (depreciation) on futures contracts	+	434,903
Net change in unrealized appreciation (depreciation)	+	540,665,132
Net realized and unrealized gains		853,292,535
Increase in net assets resulting from operations		$872,935,780
46
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental US Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$19,643,245	$22,776,781
Net realized gains (losses)		312,627,403	(97,028,386)
Net change in unrealized appreciation (depreciation)	+	540,665,132	(123,034,280)
Increase (decrease) in net assets from operations		$872,935,780	($197,285,885)
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($24,462,415)	($70,795,483)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		33,185,229	$573,288,196	37,437,204	$412,136,335
Shares reinvested		1,157,934	17,218,482	3,614,741	50,967,840
Shares redeemed	+	(50,160,481)	(887,504,519)	(62,280,936)	(708,695,318)
Net transactions in fund shares		(15,817,318)	($296,997,841)	(21,228,991)	($245,591,143)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		116,504,720	$1,393,999,379	137,733,711	$1,907,671,890
Total increase (decrease)	+	(15,817,318)	551,475,524	(21,228,991)	(513,672,511)
End of period		100,687,402	$1,945,474,903	116,504,720	$1,393,999,379
47
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$7.51	$8.98	$8.69	$9.55	$7.96
Income (loss) from investment operations:
Net investment income (loss)[1]	0.31	0.21	0.30	0.29	0.25
Net realized and unrealized gains (losses)	2.96	(1.35)	0.27	(0.89)	1.59
Total from investment operations	3.27	(1.14)	0.57	(0.60)	1.84
Less distributions:
Distributions from net investment income	(0.22)	(0.33)	(0.28)	(0.26)	(0.25)
Net asset value at end of period	$10.56	$7.51	$8.98	$8.69	$9.55
Total return	44.03%	(13.29%)	7.04%	(6.53%)	23.83%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.25%	0.25%	0.25%	0.25%	0.34% [2]
Net operating expenses	N/A	N/A	N/A	N/A [3]	0.29% [2]
Net investment income (loss)	3.10%	2.60%	3.51%	3.10%	2.92%
Portfolio turnover rate	21%	14%	28%	13%	11%
Net assets, end of period (x 1,000,000)	$1,406	$966	$1,327	$1,349	$1,372

[1]	Calculated based on the average shares outstanding during the period.
[2]	Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
[3]	Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
48
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 98.2% OF NET ASSETS

Australia 5.2%
AGL Energy Ltd.	173,863	749,807
Amcor plc	70,380	851,816
AMP Ltd. *	817,965	669,218
Ampol Ltd.	52,508	1,214,576
APA Group	62,222	386,066
Aristocrat Leisure Ltd.	13,070	463,550
Aurizon Holdings Ltd.	217,512	554,538
Australia & New Zealand Banking Group Ltd.	240,457	5,117,038
Bendigo & Adelaide Bank Ltd.	46,764	327,531
BGP Holdings plc (a)	453,854	853
BHP Group Ltd.	208,044	5,714,341
BlueScope Steel Ltd.	59,124	923,878
Boral Ltd. *	55,547	267,994
Brambles Ltd.	100,553	762,865
Coles Group Ltd.	111,004	1,438,498
Commonwealth Bank of Australia	97,193	7,703,731
Computershare Ltd.	28,377	403,787
Crown Resorts Ltd. *	48,343	364,410
CSL Ltd.	6,870	1,563,202
Downer EDI Ltd.	106,646	509,891
Endeavour Group Ltd.	114,028	585,929
Fortescue Metals Group Ltd.	64,570	672,822
Goodman Group	26,056	431,406
Incitec Pivot Ltd.	210,494	476,261
Insurance Australia Group Ltd.	222,649	806,763
James Hardie Industries plc	8,769	344,501
JB Hi-Fi Ltd.	8,300	316,889
Lendlease Corp. Ltd.	89,243	707,002
Macquarie Group Ltd. (a)	13,985	2,054,534
Medibank Pvt Ltd.	240,605	604,671
Metcash Ltd.	175,501	540,888
Mirvac Group	229,886	490,615
National Australia Bank Ltd.	239,872	5,215,291
Newcrest Mining Ltd.	32,256	604,343
Oil Search Ltd.	127,804	414,034
Orica Ltd.	34,248	393,143
Origin Energy Ltd.	251,594	963,600
Qantas Airways Ltd. *	98,014	396,960
QBE Insurance Group Ltd.	111,056	994,332
Ramsay Health Care Ltd.	8,200	438,258
Rio Tinto Ltd.	30,181	2,067,783
Santos Ltd.	63,578	333,852
Scentre Group	355,768	811,466
Sims Ltd.	36,104	393,030
Sonic Healthcare Ltd.	21,202	643,363
South32 Ltd.	452,264	1,220,019
Stockland	161,347	556,153
Suncorp Group Ltd.	168,192	1,488,304
Tabcorp Holdings Ltd.	102,481	385,877
Telstra Corp. Ltd.	630,806	1,823,331
Transurban Group	64,680	659,034
Treasury Wine Estates Ltd.	35,690	311,414
Viva Energy Group Ltd.	268,075	472,303
SECURITY	NUMBER OF SHARES	VALUE ($)
Wesfarmers Ltd.	83,179	3,598,799
Westpac Banking Corp.	322,613	6,276,477
Woodside Petroleum Ltd.	95,640	1,671,938
Woolworths Group Ltd.	113,185	3,260,273
		73,413,248

Austria 0.3%
Erste Group Bank AG	26,107	1,119,617
OMV AG	21,313	1,290,360
Raiffeisen Bank International AG	18,040	527,127
Voestalpine AG	19,980	758,862
Wienerberger AG	9,986	353,510
		4,049,476

Belgium 0.8%
Ageas S.A./N.V.	16,552	805,216
Anheuser-Busch InBev S.A./N.V.	62,678	3,833,837
Etablissements Franz Colruyt N.V.	6,227	305,732
Groupe Bruxelles Lambert S.A.	9,672	1,122,254
KBC Group N.V.	18,743	1,745,404
Proximus SADP	22,992	432,975
Solvay S.A.	7,663	910,917
UCB S.A.	5,349	639,343
Umicore S.A.	13,673	783,962
		10,579,640

Canada 7.8%
Agnico-Eagle Mines Ltd.	6,794	360,616
Air Canada *	21,825	391,319
Alimentation Couche-Tard, Inc., Class B	65,168	2,444,327
AltaGas Ltd.	17,987	372,355
ARC Resources Ltd.	100,493	963,843
Atco Ltd., Class I	11,390	386,538
Bank of Montreal (b)	34,409	3,735,890
Barrick Gold Corp.	68,980	1,265,785
Bausch Health Cos., Inc. *	27,676	775,760
BCE, Inc.	26,615	1,370,105
Brookfield Asset Management Reinsurance Partners Ltd. *	407	25,072
Brookfield Asset Management, Inc., Class A	62,620	3,780,677
Canadian Imperial Bank of Commerce	25,662	3,113,819
Canadian National Railway Co.	30,411	4,041,695
Canadian Natural Resources Ltd.	99,860	4,244,211
Canadian Pacific Railway Ltd.	22,879	1,770,830
Canadian Tire Corp., Ltd., Class A (b)	5,926	841,687
CCL Industries, Inc., Class B	6,281	343,334
Cenovus Energy, Inc.	159,997	1,913,345
CGI, Inc. *	13,828	1,235,313
CI Financial Corp.	30,526	696,060
Crescent Point Energy Corp.	221,311	1,112,277
Dollarama, Inc.	10,295	465,338
Emera, Inc. (b)	14,502	674,713
Empire Co., Ltd., Class A	19,680	588,365
Enbridge, Inc.	113,789	4,766,339

49
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Fairfax Financial Holdings Ltd.	2,136	865,118
Finning International, Inc.	16,082	476,119
First Quantum Minerals Ltd.	21,971	520,160
Fortis, Inc.	26,398	1,175,069
George Weston Ltd.	10,993	1,187,770
Gildan Activewear, Inc.	16,413	602,889
Great-West Lifeco, Inc. (b)	18,409	541,590
H&R Real Estate Investment Trust	29,600	406,833
Hydro One Ltd.	20,208	482,830
iA Financial Corp., Inc.	6,100	360,844
Imperial Oil Ltd.	34,497	1,167,925
Intact Financial Corp.	4,593	615,728
Inter Pipeline Ltd.	9,657	147,009
Keyera Corp.	18,172	465,753
Kinross Gold Corp.	66,894	402,142
Linamar Corp.	6,875	378,136
Loblaw Cos., Ltd.	19,781	1,487,731
Magna International, Inc.	43,911	3,571,849
Manulife Financial Corp.	115,481	2,249,715
Methanex Corp.	10,202	457,013
Metro, Inc.	19,182	965,145
National Bank of Canada	15,008	1,242,501
Nutrien Ltd.	48,724	3,405,483
Onex Corp.	10,090	751,940
Open Text Corp.	8,342	420,201
Parkland Corp.	12,988	377,907
Pembina Pipeline Corp.	31,795	1,052,554
Power Corp. of Canada	47,845	1,593,545
Quebecor, Inc., Class B	10,783	274,803
Restaurant Brands International, Inc.	7,390	418,404
RioCan Real Estate Investment Trust	21,900	394,434
Rogers Communications, Inc., Class B	28,987	1,348,167
Royal Bank of Canada	66,922	6,965,814
Saputo, Inc.	18,140	433,273
Shaw Communications, Inc., Class B	36,239	1,043,599
SNC-Lavalin Group, Inc.	19,439	522,886
Sun Life Financial, Inc.	30,045	1,712,245
Suncor Energy, Inc.	248,076	6,524,623
TC Energy Corp.	49,791	2,693,526
Teck Resources Ltd., Class B	58,909	1,644,083
TELUS Corp.	28,002	642,354
TFI International, Inc.	4,392	487,002
The Bank of Nova Scotia	81,532	5,345,432
The Toronto-Dominion Bank	86,842	6,304,044
Thomson Reuters Corp.	9,028	1,085,972
Vermilion Energy, Inc. *	52,327	567,411
Waste Connections, Inc.	5,657	769,747
West Fraser Timber Co., Ltd.	7,021	562,145
WSP Global, Inc.	4,338	588,098
		109,379,174

Denmark 1.0%
AP Moller - Maersk A/S, Series A	333	914,304
AP Moller - Maersk A/S, Series B	509	1,475,055
Carlsberg A/S, Class B	4,407	727,665
Coloplast A/S, Class B	2,328	380,204
Danske Bank A/S	76,415	1,293,066
DSV A/S	3,568	829,265
ISS A/S *	31,852	635,596
Novo Nordisk A/S, Class B	40,646	4,457,031
Novozymes A/S, Class B	6,770	497,993
Orsted A/S	4,235	598,162
Pandora A/S	5,033	704,296
Vestas Wind Systems A/S	28,692	1,240,344
		13,752,981

SECURITY	NUMBER OF SHARES	VALUE ($)
Finland 1.0%
Elisa Oyj	6,497	392,096
Fortum Oyj	24,810	737,851
Kesko Oyj, B Shares	16,215	527,709
Kone Oyj, Class B	12,030	820,435
Neste Oyj	15,487	862,189
Nokia Oyj *	440,084	2,525,864
Nokian Renkaat Oyj	11,439	429,559
Nordea Bank Abp	262,868	3,216,205
Outokumpu Oyj *	84,778	528,073
Sampo Oyj, A Shares	28,174	1,497,767
Stora Enso Oyj, R Shares	52,172	868,117
UPM-Kymmene Oyj	49,059	1,731,337
Wartsila Oyj Abp	43,519	603,531
		14,740,733

France 8.7%
Accor S.A. *	10,973	392,684
Air France-KLM *(b)	115,621	544,565
Air Liquide S.A.	19,405	3,239,814
Airbus SE *	17,693	2,269,694
Alstom S.A.	18,652	664,716
APERAM S.A.	6,807	405,858
Arkema S.A.	7,278	995,587
Atos SE	7,777	405,747
AXA S.A.	168,673	4,907,201
BNP Paribas S.A.	116,686	7,810,635
Bollore S.A.	75,105	436,525
Bouygues S.A.	34,627	1,402,923
Bureau Veritas S.A.	12,236	388,922
Capgemini SE	7,570	1,765,043
Carrefour S.A.	131,279	2,376,656
Casino Guichard Perrachon S.A. *	22,279	555,546
Cie de Saint-Gobain	57,642	3,978,020
CNP Assurances	18,983	475,622
Compagnie Generale des Etablissements Michelin S.C.A.	19,478	3,062,281
Credit Agricole S.A.	100,487	1,516,043
Danone S.A.	39,935	2,603,192
Dassault Systemes SE	7,180	419,293
Eiffage S.A.	9,057	932,193
Electricite de France S.A.	100,321	1,478,526
Elis S.A. *	20,272	384,916
Engie S.A.	231,059	3,286,848
EssilorLuxottica S.A.	7,463	1,544,075
Eurazeo SE	3,773	353,658
Eutelsat Communications S.A.	32,278	458,772
Faurecia SE	17,505	914,251
Hermes International	373	592,292
Kering S.A.	1,744	1,308,932
Klepierre S.A. *	14,316	340,810
Lagardere S.C.A. *	17,284	456,939
Legrand S.A.	9,492	1,035,483
L'Oreal S.A.	5,672	2,594,683
LVMH Moet Hennessy Louis Vuitton SE	5,271	4,133,104
Orange S.A.	377,030	4,111,493
Pernod-Ricard S.A.	6,832	1,571,771
Publicis Groupe S.A.	17,861	1,199,070
Renault S.A. *	73,324	2,642,163
Rexel S.A. *	56,630	1,125,589
Rubis S.C.A.	8,914	285,687
Safran S.A.	12,360	1,663,529
Sanofi	66,169	6,646,286
Schneider Electric SE	23,385	4,031,997
SCOR SE	18,219	613,345
SES S.A.	66,638	598,490

50
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Societe Generale S.A.	184,679	6,169,003
Sodexo S.A. *	8,781	854,297
STMicroelectronics N.V.	19,734	936,946
Suez S.A.	34,443	783,780
Technip Energies NV *	15,087	232,195
TechnipFMC plc *	78,279	582,483
Teleperformance	1,237	516,709
Thales S.A.	5,597	516,483
TotalEnergies SE	371,380	18,596,835
Valeo S.A.	43,585	1,280,617
Veolia Environnement S.A.	57,283	1,870,804
Vinci S.A.	33,416	3,572,511
Vivendi SE	38,658	498,014
Wendel SE	3,206	427,070
		121,759,216

Germany 7.4%
adidas AG	6,572	2,151,023
Allianz SE	30,881	7,170,888
Aurubis AG	9,165	789,747
BASF SE	111,093	7,995,768
Bayer AG	103,576	5,837,300
Bayerische Motoren Werke AG	57,219	5,781,179
Beiersdorf AG	3,568	379,397
Brenntag SE	11,524	1,096,373
Commerzbank AG *	176,248	1,287,118
Continental AG *	18,157	2,134,744
Covestro AG	25,688	1,645,024
Daimler AG	114,723	11,387,682
Deutsche Bank AG *	132,688	1,704,418
Deutsche Boerse AG	4,264	707,854
Deutsche Lufthansa AG *	156,594	1,035,166
Deutsche Post AG	68,208	4,222,551
Deutsche Telekom AG	388,788	7,230,349
Deutsche Wohnen SE	1,309	67,052
E.ON SE	182,268	2,311,122
Evonik Industries AG	21,180	686,249
Freenet AG	15,598	401,730
Fresenius Medical Care AG & Co. KGaA	18,573	1,233,787
Fresenius SE & Co. KGaA	48,245	2,192,916
GEA Group AG	12,694	625,194
Hannover Rueck SE	3,563	650,546
HeidelbergCement AG	18,778	1,414,076
Henkel AG & Co. KGaA	6,645	554,939
Hugo Boss AG	9,258	579,710
Infineon Technologies AG	32,960	1,543,561
K&S AG *	45,794	789,135
KION Group AG	4,309	470,667
Knorr-Bremse AG	2,724	287,496
LANXESS AG	8,466	570,459
Merck KGaA	3,962	936,319
METRO AG	45,481	574,931
MTU Aero Engines AG	1,864	415,183
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	9,296	2,752,418
ProSiebenSat.1 Media SE	22,768	381,381
Rheinmetall AG	4,665	452,630
RWE AG	44,311	1,705,604
Salzgitter AG *	13,341	489,481
SAP SE	32,247	4,669,723
Siemens AG	44,678	7,263,833
Siemens Energy AG *	25,132	721,303
Siemens Healthineers AG	6,752	449,048
Symrise AG	2,983	412,615
Telefonica Deutschland Holding AG	118,650	309,133
ThyssenKrupp AG *	79,682	829,464
SECURITY	NUMBER OF SHARES	VALUE ($)
Uniper SE	27,253	1,204,763
United Internet AG	10,210	376,753
Vitesco Technologies Group AG *	3,665	210,142
Volkswagen AG	4,515	1,467,817
Vonovia SE	14,298	867,357
		103,425,118

Hong Kong 1.6%
AAC Technologies Holdings, Inc.	53,500	231,239
AIA Group Ltd.	265,200	2,972,099
BOC Hong Kong (Holdings) Ltd.	262,500	831,822
CK Asset Holdings Ltd.	215,500	1,331,155
CK Hutchison Holdings Ltd.	408,500	2,738,755
CLP Holdings Ltd.	135,000	1,321,774
Galaxy Entertainment Group Ltd. *	80,000	430,458
Hang Seng Bank Ltd.	39,900	758,217
Henderson Land Development Co., Ltd.	73,300	306,920
Hong Kong & China Gas Co., Ltd.	360,676	560,321
Hong Kong Exchanges & Clearing Ltd.	8,321	501,271
Hongkong Land Holdings Ltd.	85,911	474,424
Jardine Matheson Holdings Ltd.	18,746	1,088,826
Lenovo Group Ltd.	754,000	818,820
Link REIT	51,900	459,805
MTR Corp., Ltd.	89,364	487,491
New World Development Co., Ltd.	180,422	782,568
Noble Group Ltd. *(a)	18,617,693	207,093
PCCW Ltd.	635,000	326,917
Samsonite International S.A. *	172,800	371,694
Sands China Ltd. *	156,800	357,374
Sino Land Co., Ltd.	215,350	283,053
Sun Hung Kai Properties Ltd.	108,000	1,431,899
Swire Pacific Ltd., A Shares	129,800	815,999
Techtronic Industries Co., Ltd.	25,500	523,904
The Wharf Holdings Ltd.	200,000	695,354
WH Group Ltd.	1,411,499	989,480
Wharf Real Estate Investment Co., Ltd.	103,000	581,770
Yue Yuen Industrial Holdings Ltd. *	199,500	423,481
		23,103,983

Ireland 0.1%
Bank of Ireland Group plc *	86,875	517,531
Kerry Group plc, Class A	4,719	633,344
Kingspan Group plc	3,636	418,594
		1,569,469

Israel 0.2%
Bank Hapoalim B.M.	60,871	599,516
Bank Leumi Le-Israel B.M.	89,481	854,934
ICL Group Ltd.	66,333	568,474
Teva Pharmaceutical Industries Ltd. *	94,065	829,485
		2,852,409

Italy 3.1%
A2A S.p.A.	168,867	355,355
Assicurazioni Generali S.p.A.	119,291	2,597,584
Atlantia S.p.A. *	49,286	952,618
Banco BPM S.p.A.	166,590	518,060
CNH Industrial N.V.	83,892	1,445,087
Enel S.p.A.	663,176	5,551,965
Eni S.p.A.	597,927	8,569,753
EXOR N.V.	34,981	3,299,790
Ferrari N.V.	1,748	414,778
Intesa Sanpaolo S.p.A.	1,559,704	4,432,953
Leonardo S.p.A. *	68,237	500,694

51
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Mediobanca Banca di Credito Finanziario S.p.A. *	44,067	525,839
Pirelli & C S.p.A.	56,700	348,724
Poste Italiane S.p.A	28,763	410,788
Prysmian S.p.A.	13,562	512,767
Saras S.p.A. *	437,130	324,525
Snam S.p.A.	111,056	628,998
Stellantis N.V.	310,503	6,199,021
Telecom Italia S.p.A.	3,578,096	1,276,485
Tenaris S.A.	53,117	591,526
Terna - Rete Elettrica Nazionale	61,386	457,374
UniCredit S.p.A.	274,322	3,626,383
Unipol Gruppo S.p.A.	70,792	406,586
		43,947,653

Japan 24.2%
Advantest Corp.	3,400	278,759
Aeon Co., Ltd.	62,100	1,428,588
AGC, Inc.	30,200	1,503,826
Air Water, Inc.	21,900	335,072
Aisin Corp.	43,200	1,580,807
Ajinomoto Co., Inc.	33,400	1,000,019
Alfresa Holdings Corp.	45,000	634,364
Alps Alpine Co., Ltd.	53,700	524,706
Amada Co., Ltd.	37,900	374,432
ANA Holdings, Inc. *	22,900	533,594
Asahi Group Holdings Ltd.	29,600	1,343,255
Asahi Kasei Corp.	171,200	1,798,516
Astellas Pharma, Inc.	124,800	2,103,974
Bandai Namco Holdings, Inc.	9,800	748,902
Bic Camera, Inc.	28,600	246,662
Bridgestone Corp.	89,900	3,977,112
Brother Industries Ltd.	31,800	614,819
Canon, Inc.	155,800	3,542,794
Casio Computer Co., Ltd.	17,200	243,399
Central Japan Railway Co.	18,900	2,803,636
Chubu Electric Power Co., Inc.	157,800	1,633,408
Chugai Pharmaceutical Co., Ltd.	9,100	340,243
Coca-Cola Bottlers Japan Holdings, Inc.	27,300	375,691
COMSYS Holdings Corp.	11,100	274,847
Concordia Financial Group Ltd.	92,300	366,862
Cosmo Energy Holdings Co., Ltd.	25,600	523,331
Dai Nippon Printing Co., Ltd.	50,600	1,253,618
Daicel Corp.	59,400	444,744
Daido Steel Co., Ltd.	6,900	264,358
Dai-ichi Life Holdings, Inc.	93,400	1,965,001
Daiichi Sankyo Co., Ltd.	44,400	1,120,317
Daikin Industries Ltd.	9,600	2,102,542
Daito Trust Construction Co., Ltd.	8,900	1,103,458
Daiwa House Industry Co., Ltd.	87,300	2,880,042
Daiwa Securities Group, Inc.	124,000	696,651
Denka Co., Ltd.	11,000	360,131
Denso Corp.	48,700	3,530,514
Dentsu Group, Inc.	19,101	698,021
DIC Corp.	18,200	481,877
East Japan Railway Co.	50,018	3,115,444
Ebara Corp.	9,600	523,842
EDION Corp.	33,000	313,192
Eisai Co., Ltd.	10,600	751,075
Electric Power Development Co., Ltd.	44,300	585,628
ENEOS Holdings, Inc.	964,150	3,887,693
FANUC Corp.	6,600	1,304,299
Fast Retailing Co., Ltd.	1,100	730,199
Fuji Electric Co., Ltd.	12,300	601,441
FUJIFILM Holdings Corp.	29,100	2,248,772
Fujikura Ltd. *	76,900	414,787
Fujitsu Ltd.	16,100	2,782,557
SECURITY	NUMBER OF SHARES	VALUE ($)
Furukawa Electric Co., Ltd.	16,500	361,038
H2O Retailing Corp.	46,400	370,559
Hakuhodo DY Holdings, Inc.	25,900	422,263
Hankyu Hanshin Holdings, Inc.	21,200	657,318
Hanwa Co., Ltd.	16,000	480,617
Haseko Corp.	50,000	651,052
Hino Motors Ltd.	63,800	603,528
Hitachi Construction Machinery Co., Ltd.	12,050	384,467
Hitachi Ltd.	119,400	6,880,370
Hitachi Metals Ltd. *	22,800	431,619
Hokkaido Electric Power Co., Inc.	74,800	310,858
Honda Motor Co., Ltd.	362,200	10,713,102
Hoya Corp.	7,450	1,096,703
Idemitsu Kosan Co., Ltd.	59,169	1,616,041
IHI Corp.	29,600	691,391
Iida Group Holdings Co., Ltd.	21,500	530,072
Inpex Corp.	200,200	1,669,532
Isetan Mitsukoshi Holdings Ltd.	106,000	774,960
Isuzu Motors Ltd.	94,900	1,276,671
ITOCHU Corp.	111,500	3,180,077
J. Front Retailing Co., Ltd.	48,400	448,615
Japan Airlines Co., Ltd. *	27,500	591,839
Japan Exchange Group, Inc.	12,500	295,976
Japan Post Holdings Co., Ltd.	182,800	1,404,617
Japan Post Insurance Co., Ltd.	17,300	280,687
Japan Tobacco, Inc.	125,100	2,455,860
JFE Holdings, Inc.	172,300	2,632,820
JGC Holdings Corp.	44,300	416,301
JSR Corp.	12,400	449,742
JTEKT Corp.	69,800	617,843
Kajima Corp.	79,300	976,401
Kaneka Corp.	11,300	433,343
Kao Corp.	25,300	1,431,171
Kawasaki Heavy Industries Ltd.	33,600	681,826
KDDI Corp.	177,400	5,424,889
Keio Corp.	5,400	272,580
Kewpie Corp.	15,100	331,209
Keyence Corp.	1,692	1,021,316
Kikkoman Corp.	6,800	556,172
Kinden Corp.	17,200	282,263
Kintetsu Group Holdings Co., Ltd. *	14,300	450,135
Kirin Holdings Co., Ltd.	74,000	1,288,032
Kobe Steel Ltd.	138,800	815,504
Koito Manufacturing Co., Ltd.	9,900	561,708
Komatsu Ltd.	89,400	2,341,502
Konica Minolta, Inc.	166,800	825,608
K's Holdings Corp.	33,300	343,746
Kubota Corp.	68,600	1,461,385
Kuraray Co., Ltd.	64,100	580,044
Kyocera Corp.	26,100	1,528,075
Kyushu Electric Power Co., Inc.	125,000	880,548
Kyushu Railway Co.	19,500	436,499
Lixil Corp.	26,300	675,644
Makita Corp.	12,200	566,225
Marubeni Corp.	293,100	2,487,047
MatsukiyoCocokara & Co., Ltd.	13,100	580,848
Mazda Motor Corp. *	254,100	2,285,445
Medipal Holdings Corp.	34,900	631,419
MEIJI Holdings Co., Ltd.	15,300	965,564
Minebea Mitsumi, Inc.	29,500	746,852
MISUMI Group, Inc.	10,500	439,149
Mitsubishi Chemical Holdings Corp.	270,600	2,239,871
Mitsubishi Corp.	168,500	5,357,956
Mitsubishi Electric Corp.	254,700	3,420,477
Mitsubishi Estate Co., Ltd.	68,200	1,036,434
Mitsubishi Gas Chemical Co., Inc.	23,900	481,017
Mitsubishi Heavy Industries Ltd.	69,200	1,769,642
Mitsubishi Materials Corp.	37,500	727,979

52
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Mitsubishi Motors Corp. *	250,800	802,691
Mitsubishi UFJ Financial Group, Inc.	1,159,734	6,359,395
Mitsui & Co., Ltd.	169,500	3,878,925
Mitsui Chemicals, Inc.	27,300	811,734
Mitsui Fudosan Co., Ltd.	69,400	1,586,750
Mitsui Mining & Smelting Co., Ltd.	10,100	289,821
Mitsui O.S.K. Lines Ltd.	17,000	1,071,875
Mizuho Financial Group, Inc.	236,421	3,120,277
MS&AD Insurance Group Holdings, Inc.	51,690	1,669,966
Murata Manufacturing Co., Ltd.	22,900	1,698,689
Nagase & Co., Ltd.	30,600	517,929
Nagoya Railroad Co., Ltd. *	21,100	348,629
NEC Corp.	25,500	1,305,651
NGK Insulators Ltd.	29,100	484,548
NGK Spark Plug Co., Ltd.	29,700	474,457
NH Foods Ltd.	20,800	731,488
NHK Spring Co., Ltd.	48,800	368,136
Nichirei Corp.	11,800	287,394
Nidec Corp.	9,200	1,018,972
Nikon Corp.	66,600	734,315
Nintendo Co., Ltd.	2,180	962,812
Nippon Electric Glass Co., Ltd.	14,400	367,674
Nippon Express Co., Ltd.	11,200	701,058
Nippon Light Metal Holdings Co., Ltd.	17,020	282,485
Nippon Paper Industries Co., Ltd.	35,300	361,835
Nippon Shokubai Co., Ltd.	5,500	287,346
Nippon Steel Corp.	206,100	3,613,502
Nippon Steel Trading Corp.	7,900	357,236
Nippon Telegraph & Telephone Corp.	179,916	5,041,054
Nippon Yusen K.K.	24,500	1,765,403
Nissan Motor Co., Ltd. *	690,900	3,516,583
Nisshin Seifun Group, Inc.	28,730	453,664
Nissin Foods Holdings Co., Ltd.	3,700	282,827
Nitori Holdings Co., Ltd.	2,600	477,647
Nitto Denko Corp.	13,000	1,015,821
NOK Corp.	34,000	394,664
Nomura Holdings, Inc.	208,400	992,508
Nomura Real Estate Holdings, Inc.	12,900	314,494
NSK Ltd.	83,800	563,090
NTN Corp. *	122,800	266,295
NTT Data Corp.	45,700	916,779
Obayashi Corp.	126,700	1,069,631
Odakyu Electric Railway Co., Ltd.	13,600	294,840
Oji Holdings Corp.	153,800	762,346
Olympus Corp.	29,000	628,228
Omron Corp.	9,900	946,783
Ono Pharmaceutical Co., Ltd.	14,900	312,628
Oriental Land Co., Ltd.	2,900	458,025
ORIX Corp.	105,200	2,090,986
Osaka Gas Co., Ltd.	60,300	971,914
Otsuka Corp.	6,300	310,316
Otsuka Holdings Co., Ltd.	30,200	1,194,387
PALTAC Corp.	5,400	239,111
Pan Pacific International Holdings Corp.	16,800	352,748
Panasonic Corp.	329,650	4,076,459
Persol Holdings Co., Ltd.	16,200	435,434
Rakuten Group, Inc.	29,900	327,346
Recruit Holdings Co., Ltd.	32,300	2,148,564
Renesas Electronics Corp. *	32,100	394,876
Resona Holdings, Inc.	201,858	758,300
Ricoh Co., Ltd.	125,700	1,224,046
Rohm Co., Ltd.	5,900	539,481
Ryohin Keikaku Co., Ltd.	16,500	325,153
Sankyu, Inc.	7,100	320,542
Santen Pharmaceutical Co., Ltd.	21,600	304,451
SBI Holdings, Inc.	12,700	329,177
Secom Co., Ltd.	12,000	818,069
Seibu Holdings, Inc. *	26,100	285,104
SECURITY	NUMBER OF SHARES	VALUE ($)
Seiko Epson Corp.	39,200	697,998
Seino Holdings Co., Ltd.	25,700	311,379
Sekisui Chemical Co., Ltd.	44,600	732,721
Sekisui House Ltd.	77,600	1,613,364
Seven & i Holdings Co., Ltd.	92,400	3,879,392
SG Holdings Co., Ltd.	19,700	494,688
Shikoku Electric Power Co., Inc.	42,700	278,096
Shimadzu Corp.	9,900	402,210
Shimamura Co., Ltd.	3,900	330,222
Shimano, Inc.	2,100	585,928
Shimizu Corp.	99,000	725,357
Shin-Etsu Chemical Co., Ltd.	15,200	2,710,662
Shionogi & Co., Ltd.	12,800	834,563
Shiseido Co., Ltd.	10,800	720,651
Showa Denko K.K.	28,900	724,813
SMC Corp.	1,500	895,148
Softbank Corp.	227,900	3,110,761
SoftBank Group Corp.	85,700	4,639,572
Sojitz Corp.	54,460	898,538
Sompo Holdings, Inc.	31,600	1,370,392
Sony Group Corp.	41,300	4,782,387
Stanley Electric Co., Ltd.	15,400	388,160
Subaru Corp.	142,300	2,791,184
Sumco Corp.	14,700	280,897
Sumitomo Chemical Co., Ltd.	289,500	1,426,168
Sumitomo Corp.	173,300	2,469,466
Sumitomo Electric Industries Ltd.	175,800	2,333,369
Sumitomo Forestry Co., Ltd.	22,200	424,041
Sumitomo Heavy Industries Ltd.	22,100	568,975
Sumitomo Metal Mining Co., Ltd.	18,500	717,657
Sumitomo Mitsui Financial Group, Inc.	132,110	4,286,921
Sumitomo Mitsui Trust Holdings, Inc.	31,200	1,026,288
Sumitomo Realty & Development Co., Ltd.	23,100	834,832
Sumitomo Rubber Industries Ltd.	45,100	555,815
Suntory Beverage & Food Ltd.	12,900	500,551
Suzuken Co., Ltd.	19,330	538,107
Suzuki Motor Corp.	56,200	2,506,344
Sysmex Corp.	4,100	508,362
T&D Holdings, Inc.	43,750	561,122
Taiheiyo Cement Corp.	25,800	548,153
Taisei Corp.	31,200	979,029
Taiyo Yuden Co., Ltd.	6,100	309,187
Takashimaya Co., Ltd.	41,700	386,113
Takeda Pharmaceutical Co., Ltd.	79,221	2,223,402
TDK Corp.	26,700	970,625
Teijin Ltd.	38,300	514,091
Terumo Corp.	17,400	767,615
The Chugoku Electric Power Co., Inc.	49,900	413,913
The Kansai Electric Power Co., Inc.	177,800	1,637,024
The Yokohama Rubber Co., Ltd.	19,500	329,963
TIS, Inc.	16,200	441,334
Tobu Railway Co., Ltd.	17,600	438,198
Toho Gas Co., Ltd.	6,700	198,470
Toho Holdings Co., Ltd.	18,600	301,133
Tohoku Electric Power Co., Inc.	152,400	988,791
Tokio Marine Holdings, Inc.	50,300	2,649,301
Tokyo Electric Power Co. Holdings, Inc. *	1,018,500	2,821,247
Tokyo Electron Ltd.	4,100	1,910,735
Tokyo Gas Co., Ltd.	76,700	1,330,970
Tokyu Corp.	50,200	707,730
Tokyu Fudosan Holdings Corp.	79,000	457,759
Toppan, Inc.	58,100	937,857
Toray Industries, Inc.	255,300	1,590,906
Toshiba Corp.	43,900	1,893,501
Tosoh Corp.	45,100	759,530
TOTO Ltd.	8,600	415,503
Toyo Seikan Group Holdings Ltd.	42,100	499,897

53
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Toyo Suisan Kaisha Ltd.	8,000	344,713
Toyoda Gosei Co., Ltd.	14,500	296,704
Toyota Industries Corp.	12,200	1,037,153
Toyota Motor Corp.	1,271,490	22,434,366
Toyota Tsusho Corp.	40,100	1,739,384
TS Tech Co., Ltd.	24,000	321,121
Tsuruha Holdings, Inc.	3,000	370,035
Ube Industries Ltd.	26,500	493,731
Unicharm Corp.	10,600	428,694
West Japan Railway Co.	27,263	1,286,968
Yakult Honsha Co., Ltd.	6,300	318,327
Yamada Holdings Co., Ltd.	166,900	637,775
Yamaha Corp.	8,300	524,378
Yamaha Motor Co., Ltd.	45,600	1,271,045
Yamato Holdings Co., Ltd.	37,800	929,245
Yamazaki Baking Co., Ltd.	22,600	343,312
Yaskawa Electric Corp.	8,600	372,484
Yokogawa Electric Corp.	21,700	433,615
Z Holdings Corp.	105,200	653,083
		340,854,459

Netherlands 2.6%
Aalberts N.V.	6,033	333,918
ABN AMRO Bank N.V. CVA	76,741	1,128,684
Aegon N.V.	264,953	1,343,918
Akzo Nobel N.V.	15,748	1,809,713
ArcelorMittal S.A.	131,123	4,434,597
ASML Holding N.V.	3,327	2,704,517
ASR Nederland N.V.	14,709	687,560
Heineken Holding N.V.	8,990	833,149
Heineken N.V.	11,671	1,291,852
ING Groep N.V.	383,152	5,811,995
Koninklijke Ahold Delhaize N.V.	164,409	5,348,628
Koninklijke DSM N.V.	6,925	1,512,961
Koninklijke KPN N.V.	299,841	895,905
Koninklijke Philips N.V.	45,195	2,132,082
NN Group N.V.	31,526	1,685,278
Randstad N.V.	15,682	1,126,711
Signify N.V.	15,596	755,726
SNS Reaal N.V. *(a)	124,822	0
Unibail-Rodamco-Westfield *	15,060	1,075,355
Universal Music Group NV	38,658	1,122,355
Wolters Kluwer N.V.	8,136	851,989
		36,886,893

New Zealand 0.1%
Contact Energy Ltd.	59,636	349,934
Fletcher Building Ltd.	117,740	605,573
Spark New Zealand Ltd.	142,524	466,577
		1,422,084

Norway 0.8%
Dnb Bank Asa	63,995	1,522,868
Equinor A.S.A.	156,289	3,960,102
Mowi A.S.A.	28,504	826,535
Norsk Hydro A.S.A.	179,149	1,315,933
Orkla A.S.A.	54,786	532,871
Subsea 7 S.A.	52,118	467,837
Telenor A.S.A.	71,682	1,132,612
Yara International A.S.A.	20,780	1,086,023
		10,844,781

SECURITY	NUMBER OF SHARES	VALUE ($)
Poland 0.4%
Bank Polska Kasa Opieki S.A.	17,330	572,584
Grupa Lotos S.A. *	30,373	472,149
KGHM Polska Miedz S.A.	9,404	361,614
PGE Polska Grupa Energetyczna S.A. *	163,047	401,222
Polski Koncern Naftowy ORLEN S.A.	102,830	2,217,721
Polskie Gornictwo Naftowe i Gazownictwo S.A.	270,116	407,287
Powszechna Kasa Oszczednosci Bank Polski S.A. *	48,926	599,044
Powszechny Zaklad Ubezpieczen S.A.	62,262	622,932
		5,654,553

Portugal 0.2%
EDP - Energias de Portugal S.A.	259,657	1,465,151
Galp Energia, SGPS, S.A.	85,247	885,541
Jeronimo Martins, SGPS, S.A.	20,509	464,685
		2,815,377

Republic of Korea 5.3%
Amorepacific Corp.	1,606	249,912
BNK Financial Group, Inc.	55,062	415,114
CJ CheilJedang Corp.	1,080	351,004
CJ Corp.	5,201	427,602
Coway Co., Ltd.	4,730	320,717
DB Insurance Co., Ltd.	10,402	528,627
E-MART, Inc.	4,926	709,108
GS Engineering & Construction Corp.	10,204	362,078
GS Holdings Corp.	18,176	658,235
Hana Financial Group, Inc.	34,006	1,311,265
Hankook Tire & Technology Co., Ltd.	12,494	442,679
Hanwha Corp.	18,227	524,698
Hanwha Solutions Corp. *	7,533	264,279
Hyundai Engineering & Construction Co., Ltd.	16,550	715,459
Hyundai Glovis Co., Ltd.	3,043	438,223
Hyundai Heavy Industries Holdings Co. Ltd	16,417	890,042
Hyundai Marine & Fire Insurance Co., Ltd.	18,048	405,894
Hyundai Mobis Co., Ltd.	10,053	2,173,147
Hyundai Motor Co.	19,514	3,490,185
Hyundai Steel Co.	25,040	957,097
Industrial Bank of Korea	45,798	433,461
KB Financial Group, Inc.	36,347	1,759,336
Kia Motors Corp.	37,735	2,753,611
Korea Electric Power Corp.	122,759	2,378,465
Korea Gas Corp. *	12,386	470,538
Korea Shipbuilding & Offshore Engineering Co., Ltd. *	5,766	509,799
Korea Zinc Co., Ltd.	1,134	522,116
Korean Air Lines Co., Ltd. *	17,168	447,612
KT&G Corp.	11,082	769,742
LG Chem Ltd.	2,005	1,438,698
LG Corp.	5,827	455,540
LG Display Co., Ltd. *	77,329	1,306,889
LG Electronics, Inc.	16,472	1,704,092
LG Household & Health Care Ltd.	306	306,271
LG Uplus Corp.	49,941	614,632
Lotte Chemical Corp.	3,016	580,102
Lotte Shopping Co., Ltd.	4,982	448,398
LX Holdings Corp. *	2,658	20,150
NAVER Corp.	1,433	498,229
POSCO	16,962	4,302,100
Posco International Corp.	20,054	373,651

54
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Samsung C&T Corp.	6,361	622,827
Samsung Electro-Mechanics Co., Ltd.	3,623	493,405
Samsung Electronics Co., Ltd.	363,204	21,746,155
Samsung Fire & Marine Insurance Co., Ltd.	4,957	982,589
Samsung Life Insurance Co., Ltd.	7,987	462,018
Samsung SDI Co., Ltd.	897	565,942
Samsung SDS Co., Ltd.	2,524	331,763
Shinhan Financial Group Co., Ltd.	56,978	1,860,156
SK Holdings Co., Ltd.	6,841	1,427,629
SK Hynix, Inc.	41,644	3,670,942
SK Innovation Co., Ltd. *	10,704	2,232,319
SK Telecom Co., Ltd. (a)	3,193	845,464
S-Oil Corp.	6,469	566,022
Woori Financial Group, Inc.	81,720	929,005
		74,465,033

Singapore 0.8%
CapitaLand Integrated Commercial Trust	1	2
Capitaland Investment Ltd. *	280,486	715,515
ComfortDelGro Corp., Ltd.	330,300	382,814
DBS Group Holdings Ltd.	89,544	2,092,451
Jardine Cycle & Carriage Ltd.	21,100	352,733
Keppel Corp., Ltd.	153,800	613,752
Oversea-Chinese Banking Corp., Ltd.	194,944	1,704,167
Singapore Airlines Ltd. *	149,170	574,610
Singapore Telecommunications Ltd.	789,586	1,464,868
United Overseas Bank Ltd.	76,552	1,521,726
Venture Corp., Ltd.	21,900	305,906
Wilmar International Ltd.	249,566	797,898
		10,526,442

Spain 3.2%
Acciona S.A.	2,070	397,529
ACS Actividades de Construccion y Servicios S.A.	36,162	947,792
Aena SME S.A. *	3,552	583,368
Amadeus IT Group S.A. *	14,361	960,720
Banco Bilbao Vizcaya Argentaria S.A.	906,801	6,345,908
Banco De Sabadell S.A. *	1,806,929	1,454,211
Banco Santander S.A.	3,064,869	11,625,303
Bankinter S.A.	47,014	258,860
CaixaBank S.A.	370,029	1,063,709
Enagas S.A.	17,895	401,554
Endesa S.A.	31,233	720,318
Ferrovial S.A.	19,439	613,651
Grifols S.A.	14,316	327,593
Iberdrola S.A.	385,268	4,549,452
Industria de Diseno Textil S.A.	48,312	1,750,065
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	52,055	104,507
Mapfre S.A.	173,473	367,293
Naturgy Energy Group S.A. (b)	35,867	942,437
Red Electrica Corp. S.A.	26,933	560,792
Repsol S.A.	351,855	4,506,746
Telefonica S.A.	1,448,042	6,289,799
		44,771,607

Sweden 1.9%
Alfa Laval AB	12,402	531,981
Assa Abloy AB, B Shares	32,829	963,290
Atlas Copco AB, A Shares	17,742	1,142,561
Atlas Copco AB, B Shares	10,183	551,856
Boliden AB	23,346	823,045
Electrolux AB, B Shares	19,578	444,312
SECURITY	NUMBER OF SHARES	VALUE ($)
Epiroc AB, A Shares	13,966	347,495
Epiroc AB, B Shares	8,801	186,967
Essity AB, B Shares	34,377	1,113,529
H & M Hennes & Mauritz AB, B Shares (b)	80,066	1,506,268
Hexagon AB, B Shares	37,744	607,440
Husqvarna AB, B Shares	26,431	376,666
ICA Gruppen AB	7,152	369,759
Industrivarden AB, A Shares	6,923	228,377
Industrivarden AB, C Shares	5,103	165,993
Investor AB, A Shares	20,350	470,809
Investor AB, B Shares	69,884	1,612,498
Lundin Energy AB	9,503	375,306
Sandvik AB	49,883	1,264,968
Securitas AB, B Shares	36,541	605,363
Skandinaviska Enskilda Banken AB, A Shares	81,554	1,275,327
Skanska AB, B Shares	30,905	785,787
SKF AB, B Shares	30,876	717,101
SSAB AB, A Shares *	47,816	272,472
SSAB AB, B Shares *	105,023	524,922
Svenska Cellulosa AB, S.C.A., B Shares	20,100	314,064
Svenska Handelsbanken AB, A Shares	100,510	1,152,079
Swedbank AB, A Shares (b)	83,508	1,811,180
Swedish Match Ab	51,219	451,608
Tele2 AB, B Shares	32,029	452,677
Telefonaktiebolaget LM Ericsson, B Shares	123,556	1,348,664
Telia Co. AB (b)	308,737	1,216,067
Trelleborg AB, B Shares	16,342	374,030
Volvo AB, A Shares	16,556	391,402
Volvo AB, B Shares	98,643	2,300,271
		27,076,134

Switzerland 4.8%
ABB Ltd.	81,697	2,702,800
Adecco Group AG	25,608	1,290,132
Alcon, Inc.	13,654	1,132,169
Baloise Holding AG	2,571	409,715
Barry Callebaut AG	132	305,693
Chocoladefabriken Lindt & Spruengli AG	3	360,092
Chocoladefabriken Lindt & Spruengli AG - Participation Certificates	27	318,185
Cie Financiere Richemont S.A.	20,784	2,572,028
Clariant AG *	16,118	339,325
Credit Suisse Group AG	115,585	1,202,281
DKSH Holding AG	4,476	358,772
Dufry AG *	6,303	333,720
Geberit AG	944	737,219
Georg Fischer AG	272	411,550
Givaudan S.A.	196	923,539
Holcim Ltd. *	48,441	2,416,361
Julius Baer Group Ltd.	7,016	507,482
Kuehne + Nagel International AG	1,994	628,011
Lonza Group AG	973	799,612
Nestle S.A.	117,683	15,523,232
Novartis AG	82,608	6,832,731
Partners Group Holding AG	274	478,665
Roche Holding AG	27,349	10,594,837
Roche Holding AG - Bearer Shares	1,096	471,415
Schindler Holding AG	644	165,332
Schindler Holding AG - Participation Certificates	1,359	353,867
SGS S.A.	217	642,433
Sika AG	2,284	773,773
Sonova Holding AG	1,146	474,870

55
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Swiss Life Holding AG	2,087	1,144,858
Swiss Prime Site AG	3,655	371,590
Swiss Re AG	24,326	2,356,593
Swisscom AG	2,143	1,166,916
The Swatch Group AG	4,209	223,915
The Swatch Group AG - Bearer Shares	2,907	800,136
UBS Group AG	204,944	3,730,530
Zurich Insurance Group AG	9,069	4,019,567
		67,873,946

United Kingdom 16.7%
3i Group plc	37,039	691,704
abrdn plc	277,745	965,469
Admiral Group plc	7,248	284,717
Anglo American plc	75,902	2,887,542
Antofagasta plc	15,737	306,954
Ashtead Group plc	16,441	1,377,922
Associated British Foods plc	36,424	890,780
AstraZeneca plc	46,188	5,778,179
Aviva plc	363,013	1,958,788
BAE Systems plc	262,001	1,975,530
Balfour Beatty plc	85,665	297,824
Barclays plc	1,526,469	4,212,250
Barratt Developments plc	106,611	967,822
Bellway plc	13,515	613,228
Berkeley Group Holdings plc	9,246	551,511
BHP Group plc	135,984	3,591,551
BP plc	4,867,154	23,318,051
British American Tobacco plc	187,793	6,532,270
BT Group plc *	1,931,835	3,670,156
Bunzl plc	20,522	758,495
Burberry Group plc	24,412	645,186
Carnival plc *	23,574	475,857
Centrica plc *	2,511,740	2,073,407
Coca-Cola HBC AG *	12,455	431,693
Compass Group plc *	110,240	2,339,363
CRH plc	59,033	2,824,002
Croda International plc	3,558	460,514
Currys plc	392,017	651,828
DCC plc	10,979	916,092
Diageo plc	73,115	3,637,595
Direct Line Insurance Group plc	178,876	714,950
Drax Group plc	65,721	477,977
DS Smith plc	109,291	573,305
easyJet plc *	42,575	362,914
Evraz plc	61,767	524,649
Experian plc	21,953	1,006,571
Ferguson plc	14,291	2,150,273
FirstGroup plc *	389,584	537,431
GlaxoSmithKline plc	344,644	7,155,095
Glencore plc *	2,474,049	12,371,681
Hays plc	208,517	472,552
HSBC Holdings plc	1,994,603	12,017,826
Imperial Brands plc	142,301	3,002,718
Inchcape plc	59,279	670,103
Informa plc *	62,309	443,262
InterContinental Hotels Group plc *	6,887	482,414
International Consolidated Airlines Group S.A. *	228,479	511,711
Intertek Group plc	4,811	322,183
ITV plc *	443,414	652,616
J. Sainsbury plc	388,624	1,591,749
John Wood Group plc *	125,328	365,462
Johnson Matthey plc	28,963	1,082,507
Kingfisher plc	348,185	1,598,027
Land Securities Group plc	41,332	388,293
Legal & General Group plc	410,530	1,619,041
SECURITY	NUMBER OF SHARES	VALUE ($)
Lloyds Banking Group plc	7,936,147	5,431,346
London Stock Exchange Group plc	3,176	309,164
M&G plc	602,680	1,646,582
Marks & Spencer Group plc *	561,057	1,410,355
Meggitt plc *	64,891	666,223
Melrose Industries plc	151,134	326,078
Micro Focus International plc	72,164	353,637
Mondi plc	46,132	1,152,089
National Grid plc	324,566	4,155,601
Natwest Group plc	172,396	519,804
Next plc	6,207	676,497
Pearson plc	67,729	557,316
Pennon Group plc	16,842	268,639
Persimmon plc	28,372	1,057,092
Polymetal International plc	13,768	254,514
Prudential plc	102,036	2,082,346
Reckitt Benckiser Group plc	26,064	2,115,948
RELX plc	61,218	1,898,210
Rentokil Initial plc	49,050	394,801
Rio Tinto plc	86,805	5,412,419
Rolls-Royce Holdings plc *	439,526	793,274
Royal Dutch Shell plc, A Shares	1,006,791	23,064,449
Royal Dutch Shell plc, B Shares	908,624	20,851,759
Royal Mail plc	199,485	1,149,995
Severn Trent plc	15,695	587,813
Smith & Nephew plc	41,203	711,579
Smiths Group plc	26,128	485,146
Smurfit Kappa Group plc	17,663	926,293
SSE plc	107,501	2,420,879
Standard Chartered plc	228,932	1,548,267
Tate & Lyle plc	45,597	404,488
Taylor Wimpey plc	387,832	820,579
Tesco plc	1,063,361	3,926,212
The Sage Group plc	44,280	430,646
Travis Perkins PLC	28,059	593,191
TUI AG *(b)	209,018	699,956
Unilever plc	123,534	6,614,242
United Utilities Group plc	46,599	662,318
Vodafone Group plc	5,303,491	7,816,556
Whitbread plc *	14,215	635,947
Wickes Group PLC	33,172	97,332
WPP plc	162,327	2,346,400
		235,457,572
Total Common Stocks (Cost $1,062,669,636)		1,381,221,981

PREFERRED STOCKS 1.0% OF NET ASSETS

Germany 0.6%
Bayerische Motoren Werke AG	10,224	871,511
FUCHS PETROLUB SE	6,597	316,027
Henkel AG & Co. KGaA	12,932	1,158,546
Volkswagen AG	28,718	6,445,221
		8,791,305

Italy 0.1%
Telecom Italia S.p.A. - RSP	1,975,144	750,898

Republic of Korea 0.3%
Amorepacific Corp.	434	26,733
Hyundai Motor Co., Ltd.	3,780	316,313
Hyundai Motor Co., Ltd. 2nd	4,937	414,789
LG Chem Ltd.	514	168,838
LG Electronics, Inc.	3,305	181,897

56
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
LG Household & Health Care Ltd	87	44,667
Samsung Electronics Co., Ltd.	61,744	3,391,968
Samsung SDI Co. Ltd	6	1,945
		4,547,150
Total Preferred Stocks (Cost $10,344,550)		14,089,353

SECURITY	NUMBER OF SHARES/ FACE AMOUNT	VALUE ($)
SHORT-TERM INVESTMENTS 1.0% OF NET ASSETS

Money Market Funds 0.9%
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)(d)	12,169,078	12,169,078

Time Deposits 0.1%
BNP Paribas SA
Swiss Franc
(1.41%), 11/01/21 (e)(f)	1,304	1,425
Brown Brothers Harriman & Co.
Australian Dollar
(0.21%), 11/01/21 (e)(f)	42,379	31,880
Canadian Dollar
0.01%, 11/01/21 (e)	78,035	63,053
Danish Krone
(0.61%), 11/01/21 (e)(f)	217,488	33,798
Hong Kong Dollar
0.00%, 11/01/21 (e)	10,734	1,380
New Zealand Dollar
0.20%, 11/01/21 (e)	24,563	17,602
Norwegian Krone
0.01%, 11/01/21 (e)	479,638	56,776
Singapore Dollar
0.01%, 11/01/21 (e)	1,757	1,303
Swedish Krona
(0.35%), 11/01/21 (e)(f)	103,910	12,099
Citibank NA
Euro
(0.79%), 11/01/21 (e)(f)	273,140	315,749
SECURITY	NUMBER OF SHARES/ FACE AMOUNT	VALUE ($)
U.S. Dollar
0.01%, 11/01/21 (e)	882,848	882,848
Sumitomo Mitsui Banking Corp.
Japanese Yen
(0.28%), 11/01/21 (e)(f)	1,375,372	12,067
		1,429,980
Total Short-Term Investments (Cost $13,599,058)		13,599,058
Total Investments in Securities (Cost $1,086,613,244)		1,408,910,392

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 12/17/21	81	9,475,380	102,020

*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $11,277,902.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.
(e)	The rate shown is the current daily overnight rate. Face amount is disclosed in local currency.
(f)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

57
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$448,698,769	$—	$448,698,769
Australia	—	71,357,861	2,055,387	73,413,248
Canada	109,379,174	—	—	109,379,174
France	783,780	120,975,436	—	121,759,216
Germany	210,142	103,214,976	—	103,425,118
Hong Kong	—	22,896,890	207,093	23,103,983
Ireland	633,344	936,125	—	1,569,469
Netherlands	1,122,355	35,764,538	0*	36,886,893
Portugal	464,685	2,350,692	—	2,815,377
Republic of Korea	—	73,619,569	845,464	74,465,033
Singapore	715,515	9,810,927	—	10,526,442
Spain	5,819,482	38,952,125	—	44,771,607
Sweden	814,071	26,262,063	—	27,076,134
Switzerland	678,277	67,195,669	—	67,873,946
United Kingdom	1,709,354	233,748,218	—	235,457,572
Preferred Stocks[1]	—	5,298,048	—	5,298,048
Germany	316,027	8,475,278	—	8,791,305
Short-Term Investments[1]	—	1,429,980	—	1,429,980
Money Market Funds	12,169,078	—	—	12,169,078
Futures Contracts[2]	102,020	—	—	102,020
Total	$134,917,304	$1,270,987,164	$3,107,944	$1,409,012,412

*	Level 3 amount shown includes securities determined to have no value at October 31, 2021.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Fundamental International Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $1,086,613,244) including securities on loan of $11,277,902		$1,408,910,392
Deposit with broker for futures contracts		660,431
Receivables:
Dividends		4,325,028
Foreign tax reclaims		2,673,042
Fund shares sold		2,604,062
Investments sold		2,238,725
Income from securities on loan	+	17,403
Total assets		1,421,429,083
Liabilities
Collateral held for securities on loan		12,169,078
Payables:
Due to custodian		2,115,158
Investment adviser fees		295,282
Fund shares redeemed		279,538
Investments bought		258,719
Variation margin on futures contracts	+	47,705
Total liabilities		15,165,480
Net assets		$1,406,263,603
Net Assets by Source
Capital received from investors		$1,189,619,478
Total distributable earnings	+	216,644,125
Net assets		$1,406,263,603

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,406,263,603		133,183,347		$10.56

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Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Large Company Index Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $4,795,107)		$42,518,659
Securities on loan, net	+	406,537
Total investment income		42,925,196
Expenses
Investment adviser fees		3,193,549
Professional fees	+	12,454*
Total expenses		3,206,003
Expense reduction by investment adviser	–	12,454*
Net expenses	–	3,193,549
Net investment income		39,731,647
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - unaffiliated		13,787,561
Net realized gains on futures contracts		2,327,465
Net realized losses on foreign currency transactions	+	(57,122)
Net realized gains		16,057,904
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		360,979,367
Net change in unrealized appreciation (depreciation) on futures contracts		189,771
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(110,331)
Net change in unrealized appreciation (depreciation)	+	361,058,807
Net realized and unrealized gains		377,116,711
Increase in net assets resulting from operations		$416,848,358

*	Professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 (d) and 4 for additional information.
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Schwab Fundamental International Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$39,731,647	$29,339,381
Net realized gains (losses)		16,057,904	(57,340,321)
Net change in unrealized appreciation (depreciation)	+	361,058,807	(138,729,812)
Increase (decrease) in net assets from operations		$416,848,358	($166,730,752)
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($28,299,152)	($48,541,581)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		38,348,007	$385,853,692	46,294,520	$338,877,413
Shares reinvested		1,660,561	15,210,744	2,997,596	27,038,314
Shares redeemed	+	(35,535,906)	(349,380,700)	(68,317,340)	(511,865,550)
Net transactions in fund shares		4,472,662	$51,683,736	(19,025,224)	($145,949,823)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		128,710,685	$966,030,661	147,735,909	$1,327,252,817
Total increase (decrease)	+	4,472,662	440,232,942	(19,025,224)	(361,222,156)
End of period		133,183,347	$1,406,263,603	128,710,685	$966,030,661
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Schwab Fundamental International Small Company Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$11.46	$12.57	$12.67	$14.58	$11.93
Income (loss) from investment operations:
Net investment income (loss)[1]	0.27	0.22	0.29	0.33	0.27
Net realized and unrealized gains (losses)	3.96	(0.97)	0.25	(1.70)	2.67
Total from investment operations	4.23	(0.75)	0.54	(1.37)	2.94
Less distributions:
Distributions from net investment income	(0.27)	(0.36)	(0.30)	(0.34)	(0.29)
Distributions from net realized gains	—	—	(0.34)	(0.20)	—
Total distributions	(0.27)	(0.36)	(0.64)	(0.54)	(0.29)
Net asset value at end of period	$15.42	$11.46	$12.57	$12.67	$14.58
Total return	37.25%	(6.28%)	5.13%	(9.79%)	25.23%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.39%	0.39%	0.48% [2]
Net operating expenses	N/A	N/A	N/A	N/A [3]	0.43% [2]
Net investment income (loss)	1.84%	1.89%	2.44%	2.30%	2.04%
Portfolio turnover rate	35%	25%	38%	26%	21%
Net assets, end of period (x 1,000,000)	$708	$577	$775	$763	$749

[1]	Calculated based on the average shares outstanding during the period.
[2]	Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
[3]	Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 98.7% OF NET ASSETS

Australia 5.2%
Adbri Ltd.	193,114	434,692
ALS Ltd.	50,561	507,116
Ansell Ltd.	25,039	599,500
ARB Corp Ltd.	3,598	132,517
ASX Ltd.	11,365	714,720
AusNet Services Ltd.	444,546	826,700
Austal Ltd.	120,824	171,726
Bank of Queensland Ltd.	135,238	900,404
Bapcor Ltd.	43,222	260,700
Beach Energy Ltd.	303,273	318,590
Bega Cheese Ltd.	63,578	260,414
Blackmores Ltd.	2,948	210,404
Breville Group Ltd.	11,242	250,223
carsales.com Ltd.	17,081	319,656
Challenger Ltd.	147,517	774,881
Charter Hall Group	18,864	247,494
Charter Hall Retail REIT	71,511	221,853
CIMIC Group Ltd.	44,680	673,274
Cleanaway Waste Management Ltd.	189,268	384,925
Cochlear Ltd.	3,487	583,243
Collins Foods Ltd.	19,842	192,638
Coronado Global Resources, Inc. *	292,783	301,710
Costa Group Holdings Ltd.	66,389	146,791
Cromwell Property Group	260,915	159,677
CSR Ltd.	189,314	849,868
Dexus	113,163	928,251
Domino's Pizza Enterprises Ltd.	2,919	299,425
Eagers Automotive Ltd	35,847	402,752
Eclipx Group Ltd. *	173,526	327,423
Elders Ltd.	26,296	238,891
Event Hospitality & Entertainment Ltd. *	31,585	390,980
Evolution Mining Ltd.	191,226	519,167
Flight Centre Travel Group Ltd. *	50,358	762,019
G.U.D. Holdings Ltd.	18,330	169,652
G8 Education Ltd. *	419,526	348,676
Genworth Mortgage Insurance Australia Ltd.	109,873	190,876
GrainCorp Ltd., Class A	133,487	634,411
GWA Group Ltd.	84,582	173,628
Harvey Norman Holdings Ltd.	145,841	547,138
Healius Ltd.	138,927	508,707
Humm Group Ltd. *	166,606	111,168
IGO Ltd.	49,273	360,817
Iluka Resources Ltd.	38,898	277,514
Inghams Group Ltd.	84,362	236,641
InvoCare Ltd.	21,100	180,781
IOOF Holdings Ltd.	175,546	543,329
IRESS Ltd.	29,465	268,613
Link Administration Holdings Ltd.	96,961	319,251
Magellan Financial Group Ltd.	8,325	218,998
McMillan Shakespeare Ltd.	21,840	225,984
Mineral Resources Ltd.	14,743	433,419
Monadelphous Group Ltd.	47,873	365,146
Myer Holdings Ltd. *	1,651,810	673,719
SECURITY	NUMBER OF SHARES	VALUE ($)
nib Holdings Ltd.	105,579	531,636
Nine Entertainment Co. Holdings Ltd.	195,519	409,468
Northern Star Resources Ltd.	60,892	421,545
NRW Holdings Ltd.	252,035	349,542
Nufarm Ltd. *	134,705	443,616
Orora Ltd.	393,640	984,749
OZ Minerals Ltd.	42,298	804,587
Pendal Group Ltd.	72,995	369,209
Perenti Global Ltd.	349,068	270,236
Perpetual Ltd.	14,734	421,135
Platinum Asset Management Ltd.	57,844	133,578
Premier Investments Ltd.	12,298	285,414
Qube Holdings Ltd.	200,854	485,079
REA Group Ltd.	1,693	205,477
Reece Ltd.	17,123	259,640
Regis Resources Ltd.	156,234	234,296
Reliance Worldwide Corp. Ltd.	81,314	357,547
Sandfire Resources Ltd.	81,020	341,288
SEEK Ltd.	29,999	745,562
Seven Group Holdings Ltd.	15,537	253,755
Shopping Centres Australasia Property Group	109,516	230,077
Southern Cross Media Group Ltd.	122,381	214,757
St. Barbara Ltd.	239,505	263,360
Steadfast Group Ltd.	63,422	223,137
Super Retail Group Ltd.	51,641	506,617
Sydney Airport *	109,994	682,121
Tassal Group Ltd.	69,894	187,229
The GPT Group	201,555	786,880
The Star Entertainment Grp Ltd. *	310,016	861,516
TPG Telecom Ltd.	41,522	211,967
Vicinity Centres	815,420	1,064,925
Virgin Australia International Holdings (a)	176,214	0
Washington H Soul Pattinson & Co., Ltd.	8,686	213,907
Whitehaven Coal Ltd. *	614,538	1,216,167
Worley Ltd.	94,546	776,810
		36,847,921

Austria 0.8%
ANDRITZ AG	18,722	1,063,382
Austria Technologie & Systemtechnik AG	7,555	289,891
BAWAG Group AG	15,069	947,768
CA Immobilien Anlagen AG	4,190	179,789
EVN AG	10,331	291,400
IMMOFINANZ AG	12,346	295,715
Lenzing AG *	4,587	553,151
Mayr-Melnhof Karton AG	1,713	337,035
Oesterreichische Post AG	10,970	462,868
S IMMO AG	7,463	176,858
UNIQA Insurance Group AG	39,517	367,869
Verbund AG	4,480	467,005
Vienna Insurance Group AG Wiener Versicherung Gruppe	11,757	343,175
		5,775,906

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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Belgium 1.2%
Ackermans & van Haaren N.V.	5,442	935,839
AGFA-Gevaert N.V. *	63,065	274,116
Barco N.V.	13,723	309,310
Befimmo S.A.	4,380	179,240
Bekaert S.A.	16,829	737,139
bpost S.A. *	59,268	507,769
Cie d'Entreprises CFE	3,103	317,243
Cofinimmo S.A.	2,413	389,299
D'ieteren Group	7,091	1,222,660
Elia Group S.A./N.V.	3,813	444,838
Euronav N.V.	60,639	645,295
KBC Ancora	4,372	227,941
Melexis N.V.	2,168	250,049
Ontex Group N.V. *	54,290	511,936
Orange Belgium S.A.	8,973	203,721
Sofina S.A.	916	405,335
Telenet Group Holding N.V.	17,577	631,471
Tessenderlo Group S.A. *	7,111	259,509
Warehouses De Pauw CVA	3,524	160,471
		8,613,181

Canada 8.4%
Aecon Group, Inc.	28,585	426,373
Ag Growth International, Inc.	6,460	141,978
Alamos Gold, Inc., Class A	27,844	206,535
Algonquin Power & Utilities Corp.	20	288
Allied Properties Real Estate Investment Trust	12,007	414,948
Altus Group Ltd.	3,617	189,705
Artis Real Estate Investment Trust	44,864	424,859
ATS Automation Tooling Systems, Inc. *	8,580	291,939
AutoCanada, Inc. *(b)	9,069	326,751
B2Gold Corp.	101,980	421,071
Badger Infrastructure Solutions Ltd.	6,882	189,900
Baytex Energy Corp. *(b)	414,443	1,389,737
Birchcliff Energy Ltd.	110,260	592,460
BlackBerry Ltd. *	46,346	500,684
Boardwalk Real Estate Investment Trust (b)	8,855	382,004
Boralex, Inc., Class A	4,317	133,598
Boyd Group Services, Inc.	1,743	338,291
Brookfield Infrastructure Corp., Class A	7,991	484,393
BRP, Inc.	4,656	409,394
CAE, Inc. *	32,870	996,777
Cameco Corp.	59,518	1,446,110
Canadian Apartment Properties REIT	13,515	659,916
Canadian Utilities Ltd., Class A	35,272	1,021,737
Canadian Western Bank	16,171	517,300
Canfor Corp. *	28,647	593,495
Capital Power Corp.	23,101	758,772
Cascades, Inc.	55,750	645,972
Celestica Inc. *	107,962	1,064,267
Centerra Gold, Inc.	50,745	380,505
Chartwell Retirement Residences	38,545	371,871
Chemtrade Logistics Income Fund (b)	80,976	517,550
Choice Properties Real Estate Investment Trust	25,425	305,897
Chorus Aviation, Inc. *	103,187	300,156
Cineplex, Inc. *(b)	48,659	521,346
Cogeco Communications, Inc.	2,583	221,838
Cogeco, Inc.	6,097	405,843
Colliers International Group, Inc.	2,755	399,671
Cominar Real Estate Investment Trust	84,581	789,359
Constellation Software, Inc.	649	1,140,569
Corus Entertainment, Inc., B Shares	161,091	730,220
SECURITY	NUMBER OF SHARES	VALUE ($)
Crombie Real Estate Investment Trust	15,111	225,639
Dorel Industries, Inc., Class B *	33,120	596,781
Dream Office Real Estate Investment Trust	21,280	401,493
ECN Capital Corp.	16,491	143,377
Element Fleet Management Corp.	37,612	408,760
Enerflex Ltd.	72,604	618,917
Enerplus Corp.	141,987	1,344,609
Exchange Income Corp. (b)	10,011	344,593
Extendicare, Inc. (b)	26,560	155,377
First Capital Real Estate Investment Trust	41,277	589,671
FirstService Corp.	1,420	283,220
Franco-Nevada Corp.	5,905	842,569
Gibson Energy, Inc.	52,065	1,049,209
Granite Real Estate Investment Trust	3,463	280,711
Home Capital Group, Inc. *	14,109	457,836
Hudbay Minerals, Inc.	67,522	470,843
IAMGOLD Corp. *	141,237	389,155
IGM Financial, Inc.	21,083	837,119
Innergex Renewable Energy, Inc.	12,076	201,006
Interfor Corp.	23,782	544,588
Intertape Polymer Group, Inc.	12,252	278,383
Just Energy Group, Inc. *(b)	16,771	17,752
Killam Apartment Real Estate Investment Trust	8,365	153,701
Kirkland Lake Gold Ltd.	14,277	601,835
Laurentian Bank of Canada	12,471	419,899
LifeWorks, Inc.	8,085	208,984
Lundin Mining Corp.	98,140	854,046
Maple Leaf Foods, Inc.	27,483	599,137
Martinrea International, Inc.	68,552	636,443
MEG Energy Corp. *	143,604	1,286,820
Mullen Group Ltd.	43,587	450,803
NFI Group, Inc.	27,774	562,841
Northland Power, Inc.	17,495	562,481
NorthWest Healthcare Properties Real Estate Investment Trust	14,915	160,045
NuVista Energy Ltd. *	102,820	509,281
OceanaGold Corp. *	301,496	562,747
Pan American Silver Corp.	14,622	374,175
Parex Resources, Inc.	32,809	637,040
Pason Systems, Inc.	30,744	228,543
Peyto Exploration & Development Corp.	149,215	1,176,744
PrairieSky Royalty Ltd.	27,373	336,854
Precision Drilling Corp. *(b)	17,166	759,959
Premium Brands Holdings Corp.	3,839	414,889
Primo Water Corp.	34,435	548,133
Richelieu Hardware Ltd.	9,767	344,797
Ritchie Bros. Auctioneers, Inc.	7,766	530,806
Russel Metals, Inc.	34,378	906,395
Secure Energy Services, Inc.	178,928	828,424
ShawCor Ltd. *	115,084	495,635
Shopify, Inc., Class A *	129	188,353
Sienna Senior Living, Inc. (b)	15,916	182,489
Sleep Country Canada Holdings, Inc.	7,519	211,001
SmartCentres Real Estate Investment Trust	23,601	594,792
SSR Mining, Inc.	14,316	225,799
Stantec, Inc.	18,915	1,045,399
Stelco Holdings, Inc.	4,463	154,957
Stella-Jones, Inc.	14,897	534,804
Superior Plus Corp.	50,734	564,485
The Descartes Systems Group, Inc. *	1,794	146,509
The North West Co., Inc.	13,712	372,604
TMX Group Ltd.	4,196	454,284
Torex Gold Resources, Inc. *	13,374	155,504
Toromont Industries Ltd.	8,592	764,435
Tourmaline Oil Corp.	44,243	1,599,054
TransAlta Corp.	115,151	1,291,448

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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Transat AT, Inc. *(b)	81,555	289,291
Transcontinental, Inc., Class A	35,024	554,679
Tricon Residential, Inc.	10,489	152,640
Turquoise Hill Resources Ltd. *	22,101	280,013
Westshore Terminals Investment Corp.	14,191	306,959
Wheaton Precious Metals Corp.	19,846	801,152
Whitecap Resources, Inc.	184,955	1,110,388
Winpak Ltd.	7,741	242,250
Yamana Gold, Inc.	90,125	353,917
		59,264,350

Denmark 1.3%
Chr. Hansen Holding A/S	7,181	571,356
D/S Norden A/S	12,174	293,803
Demant A/S *	9,180	445,028
Dfds A/S *	8,694	449,899
Drilling Co. of 1972 A/S *	7,802	279,665
FLSmidth & Co. A/S	20,426	776,602
Genmab A/S *	712	319,867
GN Store Nord A/S	7,185	436,612
H. Lundbeck A/S	10,889	303,252
Jyske Bank A/S *	16,268	793,667
Matas A/S	13,770	269,408
NKT A/S *	6,113	294,678
Per Aarsleff Holding A/S	6,973	300,701
Ringkjoebing Landbobank A/S	1,804	229,039
Rockwool International A/S, B Shares	961	439,480
Royal Unibrew A/S	4,682	581,623
Scandinavian Tobacco Group A/S	19,051	428,093
Schouw & Co. A/S	3,710	360,852
SimCorp A/S	2,135	258,536
Sydbank A/S	23,314	801,188
Topdanmark A/S	5,394	286,265
Tryg A/S	23,872	566,557
		9,486,171

Finland 1.1%
Aktia Bank Oyj	14,670	210,023
Cargotec Oyj, B Shares	15,249	789,661
Finnair Oyj *(b)	346,125	264,417
Huhtamaki Oyj	18,618	811,802
Kemira Oyj	33,939	521,231
Kojamo Oyj	13,840	310,079
Konecranes Oyj	18,411	765,799
Metsa Board Oyj	38,863	359,680
Neles Oyj	19,873	297,799
Orion Oyj, Class B	17,801	770,847
Sanoma Oyj	16,862	262,485
TietoEVRY Oyj	16,765	514,137
Tokmanni Group Corp.	8,096	184,207
Uponor Oyj	11,707	285,959
Valmet Oyj	22,464	911,949
Yit Oyj	61,988	365,340
		7,625,415

France 3.9%
Aeroports de Paris *	6,292	839,506
Albioma S.A.	4,335	170,535
Alten S.A.	5,251	846,148
Amundi S.A.	7,889	702,887
Beneteau S.A. *	13,698	209,116
BioMerieux	3,118	397,135
CGG S.A. *	480,505	347,499
Cie Plastic Omnium S.A.	22,799	632,942
Coface S.A.	23,724	339,201
SECURITY	NUMBER OF SHARES	VALUE ($)
Covivio	7,779	673,769
Dassault Aviation S.A.	3,390	354,268
Derichebourg S.A. *	48,509	552,046
Edenred	16,337	884,015
Elior Group S.A. *	108,437	857,931
Eramet S.A. *	4,004	334,615
Eurofins Scientific SE	5,561	656,281
Euronext N.V.	5,147	579,060
Fnac Darty S.A.	9,762	633,773
Gaztransport Et Technigaz S.A.	2,248	185,821
Gecina S.A.	4,560	638,120
Getlink SE	49,788	766,293
ICADE	7,472	585,968
Imerys S.A.	16,398	710,777
Ipsen S.A.	4,271	442,022
IPSOS	14,396	674,705
JCDecaux S.A. *	22,182	578,735
Kaufman & Broad S.A.	6,622	265,672
Korian S.A.	16,642	554,397
La Francaise des Jeux SAEM	5,059	262,691
Maisons du Monde S.A.	17,180	389,756
Mercialys S.A.	26,770	290,807
Mersen S.A.	6,407	240,354
Metropole Television S.A.	24,594	541,888
Nexans S.A.	8,932	896,179
Nexity S.A.	16,467	752,825
Orpea S.A.	6,305	658,582
Quadient S.A.	25,658	613,402
Remy Cointreau S.A.	1,694	342,204
Sartorius Stedim Biotech	416	229,287
SEB S.A.	5,356	839,228
Societe BIC S.A.	12,581	730,818
Sopra Steria Group SACA	3,804	747,934
SPIE S.A.	36,685	892,071
Tarkett S.A. *	8,268	190,538
Technicolor S.A. *	127,775	409,567
Television Francaise	59,003	631,678
Trigano S.A.	1,380	259,044
UbiSoft Entertainment S.A. *	11,085	580,453
Vallourec S.A. *	32,987	263,699
Verallia S.A.	5,260	194,739
Vicat S.A.	8,291	353,849
Virbac S.A.	329	166,754
Worldline S.A. *	8,929	520,705
		27,412,289

Germany 4.0%
1&1 AG	14,876	432,966
Aareal Bank AG	31,517	1,007,453
ADVA Optical Networking SE *	8,662	114,839
Alstria Office REIT AG	14,277	266,863
Aroundtown S.A.	69,305	481,636
Bechtle AG	9,607	720,657
Befesa S.A.	4,258	316,794
Bilfinger SE	15,665	550,545
Borussia Dortmund GmbH & Co. KGaA *	16,487	90,980
CANCOM SE	5,510	380,933
Carl Zeiss Meditec AG, Class B	1,656	333,502
CECONOMY AG *	120,142	586,166
Cewe Stiftung & Co. KGaA	1,391	194,246
CTS Eventim AG & Co. KGaA *	4,443	323,142
Deutsche Euroshop AG	11,142	226,786
Deutsche Pfandbriefbank AG	88,722	1,100,850
Deutz AG *	66,380	556,367
Duerr AG	15,969	723,762
DWS Group GmbH & Co. KGaA	7,817	338,128
ElringKlinger AG *	15,315	216,363

65
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Fielmann AG	3,802	250,718
Fraport AG Frankfurt Airport Services Worldwide *	12,118	867,303
Gerresheimer AG	5,295	485,830
Grand City Properties S.A.	13,160	337,076
GRENKE AG (b)	4,413	172,072
Hamburger Hafen und Logistik AG	8,933	200,232
Hella GmbH & Co. KGaA	15,328	1,065,609
HelloFresh SE *	1,422	115,237
HOCHTIEF AG	7,707	594,597
Hornbach Holding AG & Co. KGaA	5,333	674,397
Hornback Baumarkt Aktiengesellschaft	3,696	165,990
Jenoptik AG	9,615	368,043
JOST Werke AG	3,656	211,739
Kloeckner & Co. SE *	84,538	1,135,815
Krones AG	5,653	582,568
KWS Saat SE & Co. KGaA	1,246	106,300
LEG Immobilien SE	4,818	716,644
Leoni AG *(b)	68,642	1,063,292
Nordex SE *	12,737	234,072
Norma Group SE	8,764	376,511
Pfeiffer Vacuum Technology AG	982	245,201
Puma SE	7,336	910,029
QIAGEN N.V. *	11,172	614,617
Rational AG	190	188,584
RTL Group S.A.	16,566	956,823
S&T AG (b)	4,662	112,029
SAF-Holland SE *	20,465	283,890
Scout24 AG	4,805	334,649
Siltronic AG	2,434	384,358
Siltronic AG - Tender Offer	880	137,289
Sixt SE *	3,361	579,477
Software AG	8,845	363,781
Stabilus S.A.	4,173	313,559
Stroeer SE & Co. KGaA	3,258	276,308
Suedzucker AG	38,961	618,082
TAG Immobilien AG	14,713	446,997
Takkt AG	20,428	333,811
Talanx AG *	17,683	850,379
Wacker Chemie AG	4,329	782,280
Wacker Neuson SE	10,492	344,404
Zalando SE *	7,986	754,522
zooplus AG *	339	187,477
		28,705,569

Greece 0.0%
TT Hellenic Postbank S.A. (a)	24,275	0

Hong Kong 3.4%
Asia Cement China Holdings Corp.	241,000	183,642
ASM Pacific Technology Ltd.	59,800	647,060
BOC Aviation Ltd.	34,900	305,402
Brightoil Petroleum Holdings Ltd. (a)	1,150,000	0
Budweiser Brewing Co. APAC Ltd.	141,700	388,655
Cafe De Coral Holdings Ltd.	124,000	226,273
Cathay Pacific Airways Ltd. *	585,363	540,030
Champion REIT	195,000	102,283
Chow Sang Sang Holdings International Ltd.	205,000	291,239
Chow Tai Fook Jewellery Group Ltd. *	349,200	712,228
CITIC Telecom International Holdings Ltd.	688,000	243,743
CK Infrastructure Holdings Ltd.	41,000	247,189
Cowell e Holdings, Inc. *(b)	316,000	245,725
Dairy Farm International Holdings Ltd.	110,920	396,297
FIH Mobile Ltd. *	3,521,000	547,717
FIT Hon Teng Ltd. *	436,000	87,425
SECURITY	NUMBER OF SHARES	VALUE ($)
Fortune REIT	232,000	240,642
Haitong International Securities Group Ltd.	887,904	204,098
Hang Lung Group Ltd.	300,000	702,465
Hang Lung Properties Ltd.	297,000	689,293
HKBN Ltd.	147,000	176,124
Huabao International Holdings Ltd.	190,000	355,407
Hysan Development Co., Ltd.	95,000	330,281
IGG, Inc.	262,900	244,437
Johnson Electric Holdings Ltd.	175,188	387,771
JS Global Lifestyle Co., Ltd.	41,500	76,853
K Wah International Holdings Ltd.	738,000	295,210
Kerry Logistics Network Ltd.	70,000	169,736
Kerry Properties Ltd.	279,000	788,649
Lee & Man Paper Manufacturing Ltd.	582,000	437,434
Luk Fook Holdings International Ltd.	185,000	504,196
Man Wah Holdings Ltd.	126,000	195,003
Melco International Development Ltd. *	390,000	506,535
MGM China Holdings Ltd. *	142,800	104,775
Minth Group Ltd.	123,500	490,843
MMG Ltd. *	780,000	360,284
NagaCorp Ltd.	342,000	313,900
Nexteer Automotive Group Ltd.	374,000	461,586
NWS Holdings Ltd.	771,000	765,631
Pacific Basin Shipping Ltd.	1,390,000	641,494
Pacific Textile Holdings Ltd.	283,000	141,333
Power Assets Holdings Ltd.	27,143	165,879
Powerlong Real Estate Holdings Ltd.	566,000	387,750
Prada S.p.A.	74,800	471,469
Shangri-La Asia Ltd. *	328,000	267,273
Shui On Land Ltd.	3,122,000	461,449
Shun Tak Holdings Ltd. *	1,030,000	281,572
SITC International Holdings Co., Ltd.	117,000	395,441
SJM Holdings Ltd. *	555,000	412,764
Stella International Holdings Ltd.	340,500	405,685
Swire Properties Ltd.	162,200	434,853
The Bank of East Asia Ltd.	385,667	633,369
Tingyi Holding Corp.	482,000	899,645
Towngas China Co., Ltd.	317,470	217,949
Truly International Holdings Ltd.	1,548,000	504,688
Uni-President China Holdings Ltd.	328,000	279,551
Value Partners Group Ltd.	294,000	150,503
Vitasoy International Holdings Ltd.	78,000	188,016
VSTECS Holdings Ltd.	392,000	369,929
VTech Holdings Ltd.	67,300	518,241
Want Want China Holdings Ltd.	1,235,000	957,798
Wynn Macau Ltd. *(b)	352,400	315,141
Xinyi Glass Holdings Ltd.	213,000	600,222
		24,068,075

Ireland 0.2%
AIB Group plc *	269,429	729,203
Dalata Hotel Group plc *	30,813	131,794
Glanbia plc	51,738	844,938
Irish Continental Group plc *	35,021	172,058
		1,877,993

Israel 1.7%
Arad Investment & Industrial Development Ltd.	1,155	130,827
Azrieli Group Ltd.	2,970	277,764
Bezeq The Israeli Telecommunication Corp., Ltd. *	950,717	1,192,543
Cellcom Israel Ltd. *	48,541	183,679
Clal Insurance Enterprise Holdings Ltd. *	9,581	236,727
Delek Group Ltd. *	9,085	756,629

66
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
El Al Israel Airlines *	141,998	159,376
Elbit Systems Ltd.	3,780	595,847
Equital Ltd. *	5,280	162,120
First International Bank of Israel Ltd.	8,805	353,108
Gazit-Globe Ltd.	39,298	318,480
Harel Insurance Investments & Finances Service Ltd.	24,991	279,405
Isracard Ltd.	39,145	157,346
Israel Discount Bank Ltd., Class A *	212,336	1,282,983
Mizrahi Tefahot Bank Ltd.	17,013	619,018
Nice Ltd. *	2,606	736,714
Norstar Holdings, Inc.	15,370	132,066
Oil Refineries Ltd. *	2,582,376	698,746
Partner Communications Co., Ltd. *	36,456	184,340
Paz Oil Co., Ltd. *	7,650	975,022
Shikun & Binui Ltd. *	32,115	191,014
Shufersal Ltd.	30,957	256,387
Strauss Group Ltd.	4,297	126,301
The Israel Corp., Ltd. *	3,059	1,128,703
The Phoenix Holdings Ltd.	21,462	271,278
Tower Semiconductor Ltd. *	23,018	753,652
		12,160,075

Italy 2.7%
ACEA S.p.A.	13,160	285,395
Alitalia - Linee Aeree Italiane S.p.A. (a)	14,782	0
Amplifon S.p.A.	4,989	253,881
Anima Holding S.p.A.	81,598	433,566
Autogrill S.p.A. *	80,101	628,833
Azimut Holding S.p.A.	23,726	683,268
Banca Generali S.p.A. *	7,843	368,972
Banca IFIS S.p.A.	17,612	325,675
Banca Mediolanum S.p.A.	44,222	445,630
Banca Monte dei Paschi di Siena S.p.A. *	224,751	268,566
Banca Popolare Di Sondrio Scarl	183,423	797,068
BFF Bank S.p.A.	30,204	270,448
BPER Banca	400,837	878,862
Brembo S.p.A.	35,701	468,920
Buzzi Unicem S.p.A.	22,932	534,853
Cerved Group S.p.A. *	7,430	89,197
Davide Campari-Milano N.V.	33,094	470,072
De'Longhi S.p.A.	9,813	383,884
DiaSorin S.p.A.	1,135	256,583
Enav S.p.A. *	73,820	323,939
ERG S.p.A.	11,371	410,765
Esprinet S.p.A.	17,313	224,889
Fincantieri S.p.A. *(b)	201,192	158,208
FinecoBank Banca Fineco S.p.A. *	38,127	728,141
Hera S.p.A.	233,914	956,998
Infrastrutture Wireless Italiane S.p.A.	16,730	184,835
Interpump Group S.p.A.	8,231	606,312
Iren S.p.A.	240,655	747,880
Italgas S.p.A.	114,189	725,498
Maire Tecnimont S.p.A.	63,777	274,819
MARR S.p.A.	9,264	218,285
Mediaset NV	183,457	515,356
Moncler S.p.A.	11,573	832,844
Nexi S.p.A. *	7,415	128,926
OVS S.p.A. *	215,518	619,080
Piaggio & C. S.p.A.	50,212	168,328
Recordati Industria Chimica e Farmaceutica S.p.A.	8,701	545,178
Reply S.p.A.	1,510	293,096
Saipem S.p.A. *(b)	401,097	878,793
Salvatore Ferragamo S.p.A. *	15,443	328,598
Societa Cattolica Di Assicurazione S.p.A. *	49,364	375,486
Technogym S.p.A.	9,197	96,667
SECURITY	NUMBER OF SHARES	VALUE ($)
Tod's S.p.A. *	4,482	247,219
UnipolSai Assicurazioni S.p.A.	153,689	445,037
Webuild S.p.A.	96,471	238,826
		19,117,676

Japan 31.3%
ABC-Mart, Inc.	7,400	355,673
Achilles Corp.	10,500	120,992
Acom Co., Ltd.	61,100	203,776
Adastria Co., Ltd.	21,280	394,748
ADEKA Corp.	42,400	943,203
Advance Residence Investment Corp.	71	232,981
Aeon Delight Co., Ltd.	8,500	261,051
AEON Financial Service Co., Ltd.	47,700	606,034
Aeon Mall Co., Ltd.	37,930	555,663
Aica Kogyo Co., Ltd.	14,300	438,306
Aichi Steel Corp.	13,000	302,857
Aida Engineering Ltd.	27,100	246,012
Aiful Corp.	39,100	130,263
Ain Holdings, Inc.	8,500	501,708
Alpen Co., Ltd.	7,700	187,822
Amano Corp.	20,300	502,337
Anritsu Corp. (b)	18,400	305,117
AOKI Holdings, Inc.	50,100	305,883
Aoyama Trading Co., Ltd. *	113,300	779,075
Aozora Bank Ltd.	38,200	873,824
Arata Corp.	15,200	538,057
Arcland Sakamoto Co., Ltd.	17,500	261,763
Arcs Co., Ltd.	36,600	703,352
Ariake Japan Co., Ltd.	2,100	136,727
As One Corp.	840	115,149
Asahi Holdings, Inc.	15,900	283,785
Asahi Intecc Co., Ltd.	6,300	166,064
Asanuma Corp.	4,500	179,963
Asics Corp.	49,800	1,241,087
ASKUL Corp.	11,900	161,635
Autobacs Seven Co., Ltd.	34,600	447,497
Avex, Inc.	18,700	255,326
Axial Retailing, Inc.	9,100	289,433
Azbil Corp.	20,600	878,236
Belc Co., Ltd.	4,200	207,339
Belluna Co., Ltd.	21,100	148,167
Benesse Holdings, Inc.	28,400	649,740
BML, Inc.	5,400	189,809
Bunka Shutter Co., Ltd.	28,400	276,834
Calbee, Inc.	22,100	569,417
Canon Electronics, Inc.	11,500	158,293
Canon Marketing Japan, Inc.	26,200	519,031
Capcom Co., Ltd.	10,700	287,995
Cawachi Ltd.	10,400	202,858
Central Glass Co., Ltd.	28,300	526,992
Chudenko Corp.	12,400	242,799
Chugoku Marine Paints Ltd.	22,800	176,488
Citizen Watch Co., Ltd.	259,400	1,131,259
CKD Corp.	13,700	271,605
Colowide Co., Ltd. (b)	10,600	153,238
Cosmos Pharmaceutical Corp.	3,270	499,712
Create SD Holdings Co., Ltd.	6,800	209,046
Credit Saison Co., Ltd.	77,200	946,450
CyberAgent, Inc.	36,600	613,253
Daifuku Co., Ltd.	9,100	837,740
Daihen Corp.	6,300	262,971
Daiho Corp.	7,500	252,643
Daiichikosho Co., Ltd.	15,000	544,641
Daikyonishikawa Corp.	61,200	367,771
Daio Paper Corp.	25,000	439,914
Daiseki Co., Ltd.	7,460	348,209

67
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Daishi Hokuetsu Financial Group, Inc.	11,300	253,068
Daiwa House REIT Investment Corp.	72	206,614
Daiwabo Holdings Co., Ltd.	55,000	968,273
DCM Holdings Co., Ltd.	60,300	587,932
Dena Co., Ltd.	23,586	435,685
Descente Ltd. *	11,100	420,746
Dexerials Corp.	12,700	256,911
Disco Corp.	2,575	694,214
DMG Mori Co., Ltd.	30,000	516,624
Doshisha Co., Ltd.	13,100	205,258
Doutor Nichires Holdings Co., Ltd.	19,100	273,976
Dowa Holdings Co., Ltd.	24,600	1,027,392
DTS Corp.	11,500	255,170
Duskin Co., Ltd.	18,200	438,435
DyDo Group Holdings, Inc.	4,700	223,939
Eagle Industry Co., Ltd.	22,700	242,473
Earth Corp.	3,500	214,779
Eizo Corp.	6,950	265,795
Elecom Co., Ltd.	6,800	104,010
Exedy Corp.	41,900	624,133
Ezaki Glico Co., Ltd.	18,500	671,429
F.C.C. Co., Ltd.	26,500	366,887
Fancl Corp.	7,000	212,226
Food & Life Cos., Ltd.	8,900	385,756
Foster Electric Co., Ltd.	35,100	250,218
FP Corp.	7,260	246,528
Fuji Co., Ltd.	17,300	304,878
Fuji Corp.	19,738	460,410
Fuji Media Holdings, Inc.	32,000	331,696
Fuji Oil Holdings, Inc.	15,400	361,406
Fuji Seal International, Inc.	17,000	373,855
Fuji Soft, Inc.	5,800	295,357
Fujibo Holdings, Inc.	2,900	105,180
Fujimori Kogyo Co., Ltd.	6,400	263,152
Fujitec Co., Ltd.	20,000	454,312
Fujitsu General Ltd.	13,800	338,404
Fukuoka Financial Group, Inc.	40,300	724,003
Fukuyama Transporting Co., Ltd.	11,100	442,168
Furukawa Co., Ltd.	25,200	278,862
Furuno Electric Co., Ltd.	11,300	120,919
Futaba Industrial Co., Ltd.	90,900	355,873
Fuyo General Lease Co., Ltd.	3,500	227,470
Geo Holdings Corp.	43,600	463,205
Glory Ltd.	34,500	742,621
GLP J-REIT	134	218,562
GMO Internet, Inc.	4,200	115,980
Godo Steel Ltd.	10,100	133,540
Goldwin, Inc.	2,400	145,222
Gree, Inc.	27,500	231,931
GS Yuasa Corp.	36,700	798,946
GungHo Online Entertainment, Inc.	17,450	327,377
Gunze Ltd.	9,500	366,151
H.I.S. Co., Ltd. *	16,800	377,780
H.U. Group Holdings, Inc.	23,700	584,472
Hamakyorex Co., Ltd.	8,100	224,567
Hamamatsu Photonics K.K.	9,900	587,589
Hazama Ando Corp.	112,200	759,785
Heiwa Corp.	24,500	436,861
Heiwa Real Estate Co., Ltd.	5,200	164,169
Heiwado Co., Ltd.	24,300	420,637
Hikari Tsushin, Inc.	2,950	454,754
Hirata Corp.	2,000	121,943
Hirose Electric Co., Ltd.	5,039	842,676
Hisamitsu Pharmaceutical Co., Inc.	12,700	433,281
Hitachi Transport System Ltd.	11,700	460,935
Hitachi Zosen Corp.	94,900	744,104
Hogy Medical Co., Ltd.	5,400	148,051
Hokkoku Financial Holdings, Inc.	8,500	148,146
SECURITY	NUMBER OF SHARES	VALUE ($)
Hokuetsu Corp.	111,100	734,093
Hokuhoku Financial Group, Inc.	56,300	402,756
Hokuriku Electric Power Co.	158,300	753,788
Horiba Ltd.	10,000	655,611
Hoshizaki Corp.	8,300	697,955
Hosiden Corp.	52,400	552,479
House Foods Group, Inc.	19,800	568,098
Hulic Co., Ltd.	52,400	503,852
Ibiden Co., Ltd.	17,900	1,075,538
Ichikoh Industries Ltd.	17,500	86,817
IDOM, Inc.	26,200	179,449
Iino Kaiun Kaisha Ltd.	49,100	236,804
Inaba Denki Sangyo Co., Ltd.	28,200	676,450
Inabata & Co., Ltd.	48,500	717,981
Inageya Co., Ltd.	11,700	141,410
INFRONEER Holdings, Inc.	127,284	1,054,232
Internet Initiative Japan, Inc.	10,700	374,375
Iriso Electronics Co., Ltd.	4,200	192,950
Ishihara Sangyo Kaisha Ltd.	30,400	335,191
Ito En Ltd.	10,200	679,378
Itochu Enex Co., Ltd.	51,800	457,053
Itochu Techno-Solutions Corp.	17,000	537,017
Itoham Yonekyu Holdings, Inc.	130,000	792,684
Iwatani Corp.	17,100	1,010,018
Izumi Co., Ltd.	22,800	691,267
Jaccs Co., Ltd.	13,500	360,050
JAFCO Group Co., Ltd.	4,200	266,100
Japan Airport Terminal Co., Ltd. *	6,900	342,292
Japan Aviation Electronics Industry Ltd.	27,300	452,656
Japan Display, Inc. *(b)	847,500	253,681
Japan Lifeline Co., Ltd.	9,200	99,067
Japan Metropolitan Fund Invest	518	475,793
Japan Petroleum Exploration Co., Ltd.	23,200	422,186
Japan Post Bank Co., Ltd.	81,800	638,205
Japan Prime Realty Investment Corp.	53	194,399
Japan Real Estate Investment Corp.	73	447,434
JEOL Ltd.	2,400	181,892
J-Oil Mills, Inc.	14,800	238,548
Joshin Denki Co., Ltd.	18,700	389,229
Joyful Honda Co., Ltd.	30,300	416,720
Juki Corp.	30,800	229,931
Juroku Financial Group, Inc.	10,900	197,966
JVCKenwood Corp.	236,700	408,359
Kadokawa Corp.	7,000	369,604
Kaga Electronics Co., Ltd.	13,400	368,326
Kagome Co., Ltd.	15,700	398,400
Kakaku.com, Inc.	9,000	298,664
Kaken Pharmaceutical Co., Ltd.	11,100	437,826
Kameda Seika Co., Ltd.	4,000	156,442
Kamigumi Co., Ltd.	44,100	887,951
Kanamoto Co., Ltd.	18,900	404,853
Kandenko Co., Ltd.	74,300	575,961
Kanematsu Corp.	64,500	749,050
Kansai Paint Co., Ltd.	30,900	715,520
Kanto Denka Kogyo Co., Ltd.	14,200	130,615
Kato Sangyo Co., Ltd.	20,600	580,810
Kawasaki Kisen Kaisha Ltd. *	31,700	1,527,952
Keihan Holdings Co., Ltd.	22,900	602,421
Keikyu Corp.	56,500	637,682
Keisei Electric Railway Co., Ltd.	23,100	743,377
Keiyo Co., Ltd.	26,400	192,268
KH Neochem Co., Ltd.	9,800	251,868
Kintetsu World Express, Inc.	16,700	401,078
Kissei Pharmaceutical Co., Ltd.	9,300	186,031
Kitz Corp.	53,700	359,243
Kobayashi Pharmaceutical Co., Ltd.	5,900	472,389
Koei Tecmo Holdings Co., Ltd.	2,480	115,440
Kohnan Shoji Co., Ltd.	14,600	456,591

68
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Kokuyo Co., Ltd.	40,800	620,930
Komeri Co., Ltd.	16,900	390,276
Konami Holdings Corp.	13,400	737,409
Kose Corp.	4,000	464,503
Kumagai Gumi Co., Ltd.	22,300	551,957
Kumiai Chemical Industry Co., Ltd.	20,900	155,850
Kura Sushi, Inc.	5,000	161,779
Kurabo Industries Ltd.	17,800	296,566
Kureha Corp.	7,900	513,404
Kurita Water Industries Ltd.	22,300	1,101,431
Kusuri no Aoki Holdings Co., Ltd.	2,800	186,383
KYB Corp.	14,700	393,384
Kyoei Steel Ltd.	19,600	241,843
KYORIN Holdings, Inc.	17,500	268,816
Kyoritsu Maintenance Co., Ltd.	6,600	247,311
Kyowa Exeo Corp.	36,500	843,664
Kyowa Kirin Co., Ltd.	29,700	976,775
Kyudenko Corp.	17,600	558,274
Kyushu Financial Group, Inc.	85,600	288,264
Lawson, Inc.	16,300	788,261
Leopalace21 Corp. *	325,100	700,327
Life Corp.	9,600	315,114
Lintec Corp.	24,400	544,692
Lion Corp.	45,300	754,444
M3, Inc.	4,600	271,079
Mabuchi Motor Co., Ltd.	15,100	520,622
Macnica Fuji Electronics Holdings, Inc.	30,700	721,746
Makino Milling Machine Co., Ltd.	11,650	419,145
Mandom Corp.	14,800	215,145
Maruha Nichiro Corp.	32,300	728,712
Marui Group Co., Ltd.	40,900	802,610
Maruichi Steel Tube Ltd.	20,800	472,612
Max Co., Ltd.	14,400	229,337
Maxell Holdings Ltd.	28,900	347,761
MCJ Co., Ltd.	22,200	249,943
Mebuki Financial Group, Inc.	276,100	565,319
Megmilk Snow Brand Co., Ltd.	35,300	683,051
Meidensha Corp.	19,900	418,881
Meitec Corp.	5,600	336,826
Menicon Co., Ltd.	3,400	127,650
Ministop Co., Ltd.	11,400	138,950
Mirait Holdings Corp.	39,400	757,769
Mitsubishi HC Capital, Inc.	144,500	724,552
Mitsubishi Logisnext Co., Ltd.	31,000	285,085
Mitsubishi Logistics Corp.	18,400	513,828
Mitsui E&S Holdings Co., Ltd. *	90,700	462,551
Mitsui-Soko Holdings Co., Ltd.	12,600	252,722
Miura Co., Ltd.	7,600	292,337
Mixi, Inc.	25,800	591,189
Mizuho Leasing Co., Ltd.	7,000	216,277
Mizuno Corp.	16,600	386,335
Modec, Inc.	10,400	178,881
MonotaRO Co., Ltd.	4,700	107,121
Morinaga & Co., Ltd.	13,000	459,403
Morinaga Milk Industry Co., Ltd.	17,700	1,037,303
MOS Food Services, Inc.	6,400	178,460
Musashi Seimitsu Industry Co., Ltd.	21,200	399,007
Nabtesco Corp.	20,500	665,298
Nachi-Fujikoshi Corp.	10,700	405,318
Nankai Electric Railway Co., Ltd.	30,900	613,265
NEC Networks & System Integration Corp.	16,200	260,666
NET One Systems Co., Ltd.	12,300	403,358
Nexon Co., Ltd.	28,322	482,073
Nichias Corp.	22,300	546,015
Nichicon Corp.	23,800	225,231
Nichiha Corp.	11,300	324,838
Nichi-iko Pharmaceutical Co., Ltd.	29,200	221,680
Nichireki Co., Ltd.	8,700	103,235
SECURITY	NUMBER OF SHARES	VALUE ($)
Nifco, Inc.	23,200	740,069
Nihon Kohden Corp.	17,500	556,837
Nihon M&A Center Holdings, Inc.	4,500	138,170
Nihon Parkerizing Co., Ltd.	33,200	331,248
Nihon Unisys Ltd.	16,200	455,168
Nikkiso Co., Ltd.	26,900	238,201
Nikkon Holdings Co., Ltd.	26,600	519,693
Nippn Corp.	31,900	457,086
Nippo Corp.	21,300	753,507
Nippon Building Fund, Inc.	82	532,749
Nippon Chemi-Con Corp. *	11,900	223,628
Nippon Denko Co., Ltd.	62,100	200,450
Nippon Densetsu Kogyo Co., Ltd.	17,400	268,202
Nippon Gas Co., Ltd.	23,900	296,446
Nippon Kayaku Co., Ltd.	79,000	832,034
Nippon Koei Co., Ltd.	7,200	218,677
Nippon Paint Holdings Co., Ltd.	38,600	413,013
Nippon Prologis REIT, Inc.	73	243,822
Nippon Sanso Holdings Corp.	28,100	663,401
Nippon Sheet Glass Co., Ltd. *	130,900	731,540
Nippon Shinyaku Co., Ltd.	5,200	416,605
Nippon Signal Co., Ltd.	27,800	240,399
Nippon Soda Co., Ltd.	13,800	414,631
Nippon Suisan Kaisha Ltd.	190,100	1,080,396
Nippon Television Holdings, Inc.	12,700	136,825
Nippon Thompson Co., Ltd.	20,400	104,961
Nippon Yakin Kogyo Co., Ltd.	10,510	253,927
Nipro Corp.	49,000	497,922
Nishimatsu Construction Co., Ltd.	28,100	810,549
Nishimatsuya Chain Co., Ltd.	16,300	207,977
Nishi-Nippon Financial Holdings, Inc.	59,700	348,107
Nishi-Nippon Railroad Co., Ltd.	26,100	642,929
Nishio Rent All Co., Ltd.	11,500	284,370
Nissan Chemical Corp.	16,300	907,236
Nissha Co., Ltd.	19,900	326,004
Nisshinbo Holdings, Inc.	110,200	850,581
Nissin Electric Co., Ltd.	17,300	214,401
Nitta Corp.	7,700	176,524
Nittetsu Mining Co., Ltd.	5,100	293,760
Nitto Boseki Co., Ltd.	6,200	198,726
Nitto Kogyo Corp.	13,800	205,336
Noevir Holdings Co., Ltd	2,300	112,504
NOF Corp.	12,300	617,295
Nojima Corp.	17,600	385,986
Nomura Co., Ltd.	26,000	256,345
Nomura Real Estate Master Fund, Inc.	258	386,346
Nomura Research Institute Ltd.	25,380	1,016,064
North Pacific Bank Ltd.	85,800	177,569
NS Solutions Corp.	9,100	305,881
NSD Co., Ltd.	12,200	232,465
Obic Co., Ltd.	2,300	425,324
Ohsho Food Service Corp.	2,700	141,784
Okamoto Industries, Inc.	5,800	203,533
Okamura Corp.	41,400	546,351
Okasan Securities Group, Inc.	59,800	204,536
Oki Electric Industry Co., Ltd.	75,800	622,631
OKUMA Corp.	11,900	567,018
Okumura Corp.	20,900	539,732
Okuwa Co., Ltd.	23,800	228,652
Onward Holdings Co., Ltd.	163,600	483,860
Open House Co., Ltd.	9,700	618,599
Oracle Corp., Japan	3,300	312,261
Orient Corp.	193,800	265,959
Orix JREIT, Inc.	149	247,207
Osaka Soda Co., Ltd.	9,800	249,048
OSG Corp.	26,800	445,870
Outsourcing, Inc.	17,200	329,953
Pacific Industrial Co., Ltd.	28,300	288,250

69
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Paramount Bed Holdings Co., Ltd.	12,500	233,239
Park24 Co., Ltd. *	31,000	474,851
Pasona Group, Inc.	5,800	161,969
Penta-Ocean Construction Co., Ltd.	126,100	868,946
Pigeon Corp.	13,500	312,608
Pilot Corp.	12,100	443,753
Piolax, Inc.	13,603	195,685
Plenus Co., Ltd.	13,800	234,926
Pola Orbis Holdings, Inc.	17,400	371,520
Press Kogyo Co., Ltd.	139,700	407,051
Prima Meat Packers Ltd.	15,300	359,603
Qol Holdings Co., Ltd.	13,600	202,027
Raito Kogyo Co., Ltd.	15,800	280,958
Raiznext Corp.	23,700	256,158
Relia, Inc.	17,400	178,304
Relo Group, Inc.	12,300	255,838
Rengo Co., Ltd.	112,500	853,102
Resorttrust, Inc.	18,000	318,981
Restar Holdings Corp.	17,000	284,141
Retail Partners Co., Ltd.	21,900	228,932
Rinnai Corp.	8,400	862,449
Rohto Pharmaceutical Co., Ltd.	18,300	559,132
Round One Corp.	23,100	277,956
Royal Holdings Co., Ltd. *	11,800	214,195
Ryobi Ltd.	39,300	411,997
Ryosan Co., Ltd.	28,300	583,401
Ryoyo Electro Corp.	6,500	135,356
S Foods, Inc.	11,400	330,111
Saibu Gas Co., Ltd.	8,000	163,354
Saizeriya Co., Ltd.	12,600	340,119
Sakata INX Corp.	26,100	252,131
Sakata Seed Corp.	5,200	156,884
SAMTY Co., Ltd.	6,000	133,425
San-A Co., Ltd.	8,800	317,094
Sanden Holdings Corp. *	56,100	138,340
Sangetsu Corp.	27,600	379,789
Sanken Electric Co., Ltd.	6,700	352,247
Sanki Engineering Co., Ltd.	27,300	343,854
Sankyo Co., Ltd.	15,800	383,496
Sanoh Industrial Co., Ltd.	17,900	158,556
Sanrio Co., Ltd.	11,100	248,703
Sanwa Holdings Corp.	73,300	854,946
Sanyo Chemical Industries Ltd.	5,250	259,952
Sanyo Denki Co., Ltd.	3,200	183,841
Sanyo Special Steel Co., Ltd.	14,600	240,770
Sapporo Holdings Ltd.	33,700	731,194
Sato Holdings Corp.	9,500	218,972
Sawai Group Holdings Co., Ltd.	12,940	570,838
SCREEN Holdings Co., Ltd.	8,800	817,953
SCSK Corp.	25,428	514,588
Sega Sammy Holdings, Inc.	67,900	965,567
Seiko Holdings Corp.	20,600	434,437
Seiren Co., Ltd.	15,500	312,825
Sekisui Jushi Corp.	8,700	162,078
Senko Group Holdings Co., Ltd.	63,900	568,367
Senshu Ikeda Holdings, Inc.	132,900	186,717
Seven Bank Ltd.	184,500	390,023
Sharp Corp.	36,100	425,806
Shibaura Machine Co., Ltd.	10,200	237,772
Shibuya Corp.	5,900	155,871
Shima Seiki Manufacturing Ltd.	11,000	211,514
Shindengen Electric Manufacturing Co., Ltd. *	6,200	220,766
Shinko Electric Industries Co., Ltd.	11,100	447,187
Shinmaywa Industries Ltd.	48,400	395,577
Shinsei Bank Ltd.	37,200	614,346
Ship Healthcare Holdings, Inc.	22,000	577,860
SHO-BOND Holdings Co., Ltd.	5,000	209,447
SECURITY	NUMBER OF SHARES	VALUE ($)
Shochiku Co., Ltd. *	1,450	157,778
Shoei Foods Corp.	4,900	168,925
Showa Sangyo Co., Ltd.	14,200	353,255
Siix Corp.	21,000	232,637
SKY Perfect JSAT Holdings, Inc.	76,300	286,146
Skylark Holdings Co., Ltd. *	64,700	876,659
Sodick Co., Ltd.	13,000	100,215
Sohgo Security Services Co., Ltd.	17,600	752,993
Sotetsu Holdings, Inc.	25,000	483,571
Square Enix Holdings Co., Ltd.	12,100	662,839
St. Marc Holdings Co., Ltd.	12,100	162,685
Star Micronics Co., Ltd.	11,900	156,183
Starts Corp., Inc.	10,800	259,532
Sugi Holdings Co., Ltd.	10,100	723,173
Sumitomo Bakelite Co., Ltd.	11,500	516,841
Sumitomo Dainippon Pharma Co., Ltd.	40,300	569,905
Sumitomo Densetsu Co., Ltd.	5,400	103,656
Sumitomo Mitsui Construction Co., Ltd.	145,380	616,940
Sumitomo Osaka Cement Co., Ltd.	27,300	764,970
Sundrug Co., Ltd.	26,300	769,698
Suruga Bank Ltd.	136,200	499,637
Swcc Showa Holdings Co., Ltd.	10,800	210,437
Tadano Ltd.	59,200	646,468
Taikisha Ltd.	14,900	425,553
Taisho Pharmaceutical Holdings Co., Ltd.	10,900	584,905
Taiyo Holdings Co., Ltd.	6,200	165,753
Takara Holdings, Inc.	46,500	636,039
Takara Leben Co., Ltd.	38,800	105,735
Takara Standard Co., Ltd.	26,100	346,987
Takasago Thermal Engineering Co., Ltd.	32,700	598,205
Takeuchi Manufacturing Co., Ltd.	11,500	295,255
Takuma Co., Ltd.	17,200	225,000
Tamura Corp. (b)	37,000	254,248
Tanseisha Co., Ltd.	14,200	116,447
TBS Holdings, Inc.	14,600	230,936
TechnoPro Holdings, Inc.	12,200	389,903
T-Gaia Corp.	14,700	261,926
The 77 Bank Ltd.	21,500	219,333
The Awa Bank Ltd.	9,300	173,235
The Bank of Kyoto Ltd.	8,000	359,786
The Chiba Bank Ltd.	120,000	743,785
The Chugoku Bank Ltd.	43,400	314,831
The Gunma Bank Ltd.	143,500	443,026
The Hachijuni Bank Ltd.	131,400	439,164
The Hyakugo Bank Ltd.	53,200	154,216
The Iyo Bank Ltd.	63,700	311,654
The Japan Steel Works Ltd.	19,400	569,919
The Japan Wool Textile Co., Ltd.	27,800	222,021
The Kiyo Bank Ltd.	15,400	202,234
The Musashino Bank Ltd.	13,700	215,197
The Nanto Bank Ltd.	11,400	196,530
The Nisshin Oillio Group Ltd.	18,000	477,146
The Ogaki Kyoritsu Bank Ltd.	10,300	171,166
The Okinawa Electric Power Co., Inc.	33,182	407,090
The San-in Godo Bank Ltd.	49,200	240,782
The Shiga Bank Ltd.	11,900	192,559
The Shizuoka Bank Ltd.	95,800	771,418
The Sumitomo Warehouse Co., Ltd.	24,400	392,272
THK Co., Ltd.	30,100	647,259
TKC Corp.	6,400	196,200
Toa Corp. (b)	10,200	223,846
Toagosei Co., Ltd.	52,500	586,744
Tocalo Co., Ltd.	8,600	105,460
Toda Corp.	102,400	645,084
Toei Co., Ltd.	1,100	215,778
Toho Co., Ltd.	19,300	906,794
Toho Zinc Co., Ltd.	12,800	349,880
Tokai Carbon Co., Ltd.	41,800	546,775

70
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
TOKAI Holdings Corp.	48,400	367,516
Tokai Rika Co., Ltd.	50,100	701,284
Tokai Tokyo Financial Holdings, Inc.	65,100	225,682
Token Corp.	4,450	362,856
Tokuyama Corp.	40,400	691,824
Tokyo Century Corp.	8,500	486,675
Tokyo Ohka Kogyo Co., Ltd.	6,100	387,804
Tokyo Seimitsu Co., Ltd.	8,400	342,015
Tokyo Steel Manufacturing Co., Ltd.	39,900	443,997
Tokyo Tatemono Co., Ltd.	54,900	806,942
Tokyu Construction Co., Ltd.	67,900	480,114
Tomy Co., Ltd.	46,000	436,597
Topcon Corp.	27,300	486,732
Toppan Forms Co., Ltd.	29,600	284,570
Topre Corp.	39,500	456,898
Toshiba TEC Corp.	9,200	362,217
Totetsu Kogyo Co., Ltd.	13,900	302,429
Towa Pharmaceutical Co., Ltd.	9,000	231,379
Toyo Construction Co., Ltd.	49,500	247,780
Toyo Ink SC Holdings Co., Ltd.	30,000	528,334
Toyo Tire Corp.	44,000	731,650
Toyobo Co., Ltd.	62,200	746,856
Toyota Boshoku Corp.	53,900	1,036,338
TPR Co., Ltd.	31,100	396,297
Trancom Co., Ltd.	2,900	203,478
Transcosmos, Inc.	11,300	340,719
Trend Micro, Inc.	15,300	864,762
Trusco Nakayama Corp.	14,100	340,937
TSI Holdings Co., Ltd. *	130,500	395,766
Tsubaki Nakashima Co., Ltd.	15,800	221,247
Tsubakimoto Chain Co.	24,700	729,819
Tsumura & Co.	14,200	442,549
TV Asahi Holdings Corp.	12,000	182,102
UACJ Corp. *	26,230	607,939
Uchida Yoko Co., Ltd.	4,100	173,447
Ulvac, Inc.	14,200	796,691
Unipres Corp.	84,800	691,858
United Arrows Ltd.	23,400	468,725
United Super Markets Holdings, Inc.	59,900	546,758
United Urban Investment Corp.	211	263,024
Unitika Ltd. *	31,000	99,026
Ushio, Inc.	36,900	660,155
USS Co., Ltd.	26,500	427,135
V Technology Co., Ltd.	2,300	86,735
Valor Holdings Co., Ltd.	30,800	652,314
Valqua Ltd.	5,500	110,994
VT Holdings Co., Ltd.	54,900	245,649
Wacoal Holdings Corp.	28,900	578,759
Wacom Co., Ltd.	26,300	170,136
Wakita & Co., Ltd.	23,000	208,105
Warabeya Nichiyo Holdings Co., Ltd.	20,000	392,520
Welcia Holdings Co., Ltd.	18,900	705,564
World Co., Ltd. *	19,600	240,568
Xebio Holdings Co., Ltd.	33,800	314,113
Yamabiko Corp.	19,700	214,685
Yamaguchi Financial Group, Inc.	73,100	408,082
Yamato Kogyo Co., Ltd.	12,100	405,717
Yamazen Corp.	58,100	538,310
Yaoko Co., Ltd.	6,500	386,902
Yellow Hat Ltd.	15,200	247,651
Yokogawa Bridge Holdings Corp.	12,800	258,000
Yokohama Reito Co., Ltd.	26,600	203,404
Yondoshi Holdings, Inc.	11,100	168,384
Yoshinoya Holdings Co., Ltd.	19,000	370,469
Yuasa Trading Co., Ltd.	16,700	446,315
Zenkoku Hosho Co., Ltd.	4,700	227,126
Zenrin Co., Ltd.	14,300	131,851
Zensho Holdings Co., Ltd.	18,700	431,907
SECURITY	NUMBER OF SHARES	VALUE ($)
Zeon Corp.	51,300	608,622
ZERIA Pharmaceutical Co., Ltd.	9,200	164,701
Zojirushi Corp.	11,800	163,667
ZOZO, Inc.	5,600	179,752
		221,592,942

Luxembourg 0.0%
Espirito Santo Financial Group S.A. *(a)	69,773	0

Netherlands 1.7%
Accell Group N.V. *	5,537	228,280
Adyen N.V. *	107	322,852
AMG Advanced Metallurgical Group N.V.	5,869	173,107
Arcadis N.V.	17,159	836,341
ASM International N.V.	2,640	1,194,823
BE Semiconductor Industries N.V.	6,130	560,072
Corbion N.V.	8,905	422,831
Eurocommercial Properties N.V. CVA *	13,532	315,832
Flow Traders	4,255	144,415
Fugro NV *	31,190	264,351
GrandVision N.V. *	7,814	256,537
Heijmans N.V. CVA	7,379	102,722
IMCD N.V.	4,054	900,169
Intertrust N.V. *	19,761	298,796
JDE Peet's N.V.	6,749	196,523
Koninklijke BAM Groep N.V *	208,972	606,530
Koninklijke Vopak N.V.	13,642	542,923
OCI N.V. *	14,720	417,290
PostNL N.V.	112,269	487,261
Royal Boskalis Westminster N.V.	33,991	1,013,755
SBM Offshore N.V.	47,695	753,022
Sligro Food Group N.V. *	20,905	560,023
TKH Group N.V.	11,053	629,657
TomTom N.V. *	19,730	169,552
Van Lanschot Kempen N.V. CVA	7,359	204,168
Wereldhave N.V.	18,662	289,691
		11,891,523

New Zealand 0.9%
Air New Zealand Ltd. *	564,000	675,467
Auckland International Airport Ltd. *	85,161	488,133
Chorus Ltd.	90,404	412,840
EBOS Group Ltd.	26,444	687,481
Fisher & Paykel Healthcare Corp., Ltd.	22,269	498,904
Freightways Ltd.	25,447	236,147
Genesis Energy Ltd.	148,385	346,644
Infratil Ltd.	63,621	377,492
Mercury NZ Ltd.	99,138	435,995
Meridian Energy Ltd.	186,306	667,403
Ryman Healthcare Ltd.	16,878	174,674
SKYCITY Entertainment Group Ltd.	211,721	485,501
The a2 Milk Co., Ltd. *	35,496	167,202
Z Energy Ltd.	269,289	694,701
		6,348,584

Norway 1.7%
Aker A.S.A., A Shares	6,374	587,495
Aker BP A.S.A.	21,493	824,727
Aker Solutions A.S.A. *	150,484	427,036
Austevoll Seafood A.S.A.	34,946	473,120
Bakkafrost P/F	4,490	415,343
Bank Norwegian ASA	22,253	275,532
Borregaard A.S.A.	15,233	369,910
BW LPG Ltd.	41,207	220,229

71
Schwab Fundamental Index Funds  |  Annual Report
See financial notes

Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
BW Offshore Ltd.	51,788	168,651
DNO A.S.A. *	221,155	322,481
Elkem A.S.A. *	93,430	371,372
Entra A.S.A.	14,502	361,868
Europris A.S.A.	35,163	260,381
Fjordkraft Holding A.S.A.	16,799	100,018
Frontline Ltd/Bermuda	28,357	252,053
Gjensidige Forsikring A.S.A.	25,929	645,597
Grieg Seafood A.S.A. *	13,078	145,287
Kongsberg Automotive A.S.A. *	760,816	271,895
Kongsberg Gruppen A.S.A.	11,441	375,460
Leroy Seafood Group A.S.A.	56,768	516,117
PGS A.S.A. *	788,190	321,972
Salmar A.S.A.	7,019	535,483
Schibsted A.S.A., A Shares	3,944	203,767
Schibsted A.S.A., B Shares	5,571	251,516
SpareBank 1 Nord Norge	33,467	405,810
SpareBank 1 SMN	30,463	507,402
SpareBank 1 SR Bank A.S.A.	30,834	472,892
Storebrand A.S.A.	67,654	725,598
TGS A.S.A.	43,059	397,117
Tomra Systems A.S.A.	6,603	426,757
Veidekke A.S.A.	34,131	491,285
XXL A.S.A.	80,307	132,896
		12,257,067

Poland 1.0%
Alior Bank S.A. *	56,221	887,214
Asseco Poland S.A.	29,595	728,815
Bank Millennium S.A. *	175,183	401,771
Cyfrowy Polsat S.A.	79,645	712,276
Enea S.A. *	281,930	715,714
Eurocash S.A.	72,714	179,523
Jastrzebska Spolka Weglowa S.A. *	45,106	586,973
LPP S.A.	102	366,363
mBank S.A. *	3,138	444,111
Orange Polska S.A. *	359,980	702,429
Santander Bank Polska S.A.	6,966	646,900
Tauron Polska Energia S.A. *	1,089,802	898,775
		7,270,864

Portugal 0.4%
Banco Espirito Santo S.A. *(a)	320,558	0
CTT-Correios de Portugal S.A.	67,668	371,871
EDP Renovaveis S.A.	11,500	320,385
Mota-Engil SGPS, S.A. *	108,842	169,907
NOS SGPS, S.A.	129,147	503,718
Redes Energeticas Nacionais SGPS, S.A.	119,843	365,049
Sonae SGPS, S.A.	609,841	671,303
The Navigator Co., S.A.	133,474	521,691
		2,923,924

Republic of Korea 7.7%
AJ Networks Co., Ltd.	25,670	123,204
AK Holdings, Inc.	8,452	192,103
AMOREPACIFIC Group	11,099	472,402
Asiana Airlines, Inc. *	22,950	443,335
BGF retail Co., Ltd.	2,634	365,915
Binggrae Co., Ltd.	2,919	139,186
Celltrion, Inc. *	1,706	293,705
Cheil Worldwide, Inc.	22,054	450,646
Chong Kun Dang Pharmaceutical Corp.	1,017	102,143
CJ CGV Co., Ltd. *	5,236	143,141
CJ ENM Co., Ltd.	3,401	514,407
CJ Logistics Corp. *	2,559	311,151
SECURITY	NUMBER OF SHARES	VALUE ($)
Com2uS Corp.	2,036	224,302
Daehan Flour Mill Co., Ltd.	892	125,320
Daesang Corp.	13,689	280,048
Daewoo Engineering & Construction Co., Ltd. *	107,208	573,983
Daewoo Shipbuilding & Marine Engineering Co., Ltd. *	23,158	514,362
Daou Technology Inc.	8,857	177,197
DB HiTek Co., Ltd.	5,934	293,307
DGB Financial Group, Inc.	84,071	744,938
DL Holdings Co., Ltd.	8,208	462,776
Dongkuk Steel Mill Co., Ltd.	56,988	831,772
Dongwon Industries Co., Ltd.	767	149,681
Doosan Bobcat, Inc. *	8,851	289,274
Doosan Co., Ltd.	7,950	703,406
Doosan Heavy Industries & Construction Co., Ltd. *	102,139	2,136,637
Doosan Infracore Co., Ltd. *	33,612	302,543
Easy Holdings Co., Ltd.	26,242	100,874
Fila Holdings Corp.	9,020	287,385
Global & Yuasa Battery Co., Ltd.	2,109	148,273
Green Cross Corp.	528	124,222
Green Cross Holdings Corp.	4,921	123,526
GS Global Corp. *	54,859	121,367
GS Retail Co., Ltd.	23,195	640,386
Halla Holdings Corp.	4,605	201,142
Handsome Co., Ltd.	5,964	215,494
Hanjin Transportation Co., Ltd.	7,229	215,147
Hanmi Pharm Co., Ltd.	445	100,590
Hanon Systems	31,555	390,906
Hansol Chemical Co., Ltd.	478	134,896
Hansol Paper Co., Ltd.	18,098	223,551
Hanssem Co., Ltd.	2,336	203,399
Hanwha Aerospace Co., Ltd.	11,599	448,006
Hanwha General Insurance Co., Ltd. *	135,507	524,974
Hanwha Life Insurance Co., Ltd.	302,419	901,130
Harim Holdings Co., Ltd.	35,454	294,086
HDC Holdings Co., Ltd.	23,232	210,223
HDC Hyundai Development Co-Engineering & Construction, Class E	22,931	502,861
Hite Jinro Co., Ltd.	7,297	217,761
HMM Co., Ltd. *	16,188	370,386
Hotel Shilla Co., Ltd.	6,885	515,735
HS Industries Co., Ltd.	19,132	110,227
Huchems Fine Chemical Corp.	8,370	189,707
Hyosung Advanced Materials Corp. *	1,287	786,091
Hyosung Chemical Corp. *	1,113	275,651
Hyosung Corp.	3,443	304,833
Hyosung Heavy Industries Corp. *	4,996	288,934
Hyosung TNC Co., Ltd.	1,106	568,613
Hyundai Construction Equipment Co., Ltd. *	12,287	425,284
Hyundai Corp.	15,986	252,311
Hyundai Department Store Co., Ltd.	7,544	535,655
Hyundai Elevator Co., Ltd.	5,400	224,239
Hyundai Greenfood Co., Ltd.	40,451	336,329
Hyundai Home Shopping Network Corp.	2,993	179,663
Hyundai Mipo Dockyard Co., Ltd. *	6,768	440,156
Hyundai Wia Corp.	14,597	1,054,134
Innocean Worldwide, Inc.	2,203	110,894
Interpark Holdings Corp.	66,634	382,299
INTOPS Co., Ltd.	4,102	81,819
IS Dongseo Co., Ltd.	4,852	188,134
JB Financial Group Co., Ltd.	70,489	535,857
Kakao Corp.	4,063	437,115
Kangwon Land, Inc. *	29,198	694,752

72
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
KCC Corp.	2,250	643,268
KEPCO Plant Service & Engineering Co., Ltd.	9,468	338,905
KIWOOM Securities Co., Ltd.	1,075	96,913
Kolon Corp.	8,358	253,748
Kolon Industries, Inc.	12,953	991,104
Korea Aerospace Industries Ltd.	12,789	336,024
Korea Electric Terminal Co., Ltd.	3,124	202,161
Korea Investment Holdings Co., Ltd.	6,012	449,646
Korea Petrochemical Ind Co., Ltd.	1,660	263,866
Korean Reinsurance Co.	55,046	455,834
Kumho Petrochemical Co., Ltd.	4,242	624,156
Kumho Tire Co., Inc. *	59,164	270,512
KUMHOE&C Co., Ltd.	11,954	123,562
Kwang Dong Pharmaceutical Co., Ltd.	14,950	99,486
LF Corp.	19,597	307,103
LG Hausys Ltd.	5,315	316,919
LG HelloVision Co., Ltd.	37,872	224,516
LG Innotek Co., Ltd.	5,151	925,926
Lotte Chilsung Beverage Co., Ltd.	1,604	200,282
Lotte Corp.	6,801	190,495
LOTTE Fine Chemical Co., Ltd.	6,696	488,861
Lotte Food Co., Ltd.	293	95,755
LOTTE Himart Co., Ltd.	17,954	426,721
LS Corp.	13,881	744,225
LS Electric Co., Ltd.	6,607	334,385
LX International Corp.	30,667	714,836
Mando Corp. *	14,362	770,896
Meritz Financial Group, Inc.	18,044	516,117
Meritz Fire & Marine Insurance Co., Ltd.	41,082	976,508
Meritz Securities Co., Ltd.	79,794	318,847
Mirae Asset Daewoo Co., Ltd.	39,356	293,617
NCSoft Corp.	919	493,786
Netmarble Corp.	1,007	106,635
Nexen Tire Corp.	32,497	210,685
NH Investment & Securities Co., Ltd.	29,180	329,581
NHN Corp. *	1,731	118,607
NICE Holdings Co., Ltd.	7,923	114,712
NongShim Co., Ltd.	1,476	357,890
OCI Co., Ltd. *	7,891	874,271
Orion Corp/Republic of Korea	4,035	408,075
Ottogi Corp.	444	182,895
Pan Ocean Co., Ltd.	51,875	268,422
Partron Co., Ltd.	22,562	181,180
Poongsan Corp.	15,800	447,660
S&T Motiv Co., Ltd.	3,395	146,587
S-1 Corp.	5,987	426,850
Samsung Card Co., Ltd.	14,041	412,269
Samsung Engineering Co., Ltd. *	28,661	609,591
Samsung Heavy Industries Co., Ltd. *	155,944	852,204
Samsung Securities Co., Ltd.	10,124	411,576
SAMT Co., Ltd.	39,059	175,604
Samyang Corp.	2,229	130,425
Samyang Holding Corp.	4,299	378,970
Seah Besteel Corp.	13,562	251,624
Seohan Co., Ltd.	80,744	133,426
Seoul Semiconductor Co., Ltd.	13,226	169,368
Seoyon Co., Ltd.	11,302	152,182
Seoyon E-Hwa Co., Ltd.	28,533	189,066
SFA Engineering Corp.	6,183	186,999
Shinsegae, Inc.	2,914	619,843
SK Chemicals Co., Ltd.	1,194	184,481
SK Dicovery Co., Ltd.	4,821	196,783
SK Gas Ltd.	3,088	365,072
SK Materials Co., Ltd.	389	127,344
SK Networks Co., Ltd.	218,326	951,047
SKC Co., Ltd.	3,121	479,829
SL Corp.	7,659	215,800
SECURITY	NUMBER OF SHARES	VALUE ($)
SSANGYONG C&E Co., Ltd.	31,049	209,275
Sungwoo Hitech Co., Ltd.	71,073	367,721
Taekwang Industrial Co., Ltd.	601	514,480
Tongyang, Inc.	147,067	211,029
Unid Co., Ltd.	1,513	151,299
WONIK IPS Co., Ltd.	4,811	166,974
Young Poong Corp.	413	242,506
Youngone Corp.	12,145	464,850
Yuhan Corp.	5,664	290,575
		54,455,143

Singapore 1.5%
Ascendas Real Estate Investment Trust	262,121	600,370
Ascott Residence Trust	280,200	214,257
CapitaLand Integrated Commercial Trust	398,301	634,277
City Developments Ltd.	134,900	732,299
First Resources Ltd.	136,700	180,332
Genting Singapore Ltd.	1,329,500	768,720
Golden Agri-Resources Ltd.	6,523,200	1,279,360
Keppel Infrastructure Trust	712,700	280,112
Mapletree Commercial Trust	155,392	251,350
Mapletree Industrial Trust	106,966	218,357
Mapletree Logistics Trust	159,530	239,221
Mapletree North Asia Commercial Trust	294,162	222,894
NetLink NBN Trust	215,200	162,709
SATS Ltd. *	140,449	436,815
Sembcorp Industries Ltd.	426,700	636,840
Sembcorp Marine Ltd. *	2,983,860	174,909
Singapore Exchange Ltd.	74,800	536,818
Singapore Press Holdings Ltd. (a)	711,700	1,053,679
Singapore Technologies Engineering Ltd.	279,200	792,879
StarHub Ltd.	334,700	307,933
Suntec Real Estate Investment Trust	207,900	230,174
UOL Group Ltd.	82,401	441,952
		10,396,257

Spain 1.4%
Abengoa S.A., B Shares *(a)	66,135,341	0
Acerinox S.A.	75,459	1,050,564
Almirall S.A.	10,798	160,574
Applus Services S.A.	51,215	463,572
Atresmedia Corp de Medios de Comunicaion S.A. *	28,081	114,465
Caja de Ahorros del Mediterraneo *(a)	5,382	0
Cellnex Telecom S.A.	6,165	379,146
Cia de Distribucion Integral Logista Holdings S.A.	17,469	372,311
Cie Automotive S.A.	11,295	307,448
Construcciones y Auxiliar de Ferrocarriles S.A. *	4,657	205,151
Ebro Foods S.A.	26,067	517,090
Ence Energia y Celulosa S.A. *	53,319	137,080
FAES FARMA S.A.	47,987	195,709
Gestamp Automocion S.A. *	98,106	438,639
Grupo Catalana Occidente S.A.	10,798	383,836
Indra Sistemas S.A. *	25,096	303,519
Inmobiliaria Colonial Socimi S.A.	22,046	214,330
Mediaset Espana Comunicacion S.A. *	93,115	484,384
Melia Hotels International S.A. *	42,691	315,129
Merlin Properties Socimi S.A.	37,778	409,124
Obrascon Huarte Lain S.A. *	319,685	260,167
Prosegur Cash S.A.	171,787	117,994
Prosegur Cia de Seguridad S.A.	157,878	448,012
Sacyr S.A.	145,320	414,226
Siemens Gamesa Renewable Energy S.A. *	19,105	518,425
Tecnicas Reunidas S.A. *(b)	18,374	166,165

73
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Unicaja Banco S.A.	569,609	609,463
Viscofan S.A.	7,065	483,086
Zardoya Otis S.A.	36,169	290,826
		9,760,435

Sweden 3.4%
AAK AB	25,115	549,320
AddTech AB, B Shares	12,419	277,840
AFRY AB	13,769	409,725
Arjo AB, B Shares	29,238	398,726
Attendo AB *	39,138	168,164
Axfood AB	23,993	588,264
Beijer Ref AB	13,166	270,179
Betsson AB, Class B	36,451	254,429
Bilia AB, A Shares	24,792	440,838
BillerudKorsnas AB	46,726	978,721
Bonava AB, B Shares	33,625	332,188
Bravida Holding AB	31,833	478,811
Castellum AB	24,763	660,024
Clas Ohlson AB, B Shares	19,825	213,450
Cloetta AB, B Shares	67,876	215,613
Concentric AB	8,182	240,809
Coor Service Management Holding AB	27,490	267,057
Dometic Group AB	44,628	650,920
Dustin Group AB	11,057	135,316
Electrolux Professional AB, B Shares *	42,910	331,524
Elekta AB, B Shares	33,525	390,380
Evolution AB	786	127,601
Fabege AB	16,955	286,989
Fastighets AB Balder, B Shares *	3,555	257,766
Fingerprint Cards AB, Class B *	37,213	89,133
Getinge AB, B Shares	26,672	1,193,621
Granges AB	27,077	295,326
Hexpol AB	47,975	561,435
Holmen AB, B Shares	14,322	635,841
Indutrade AB	18,601	542,246
International Petroleum Corp. *	36,511	203,908
Intrum AB	12,524	355,487
Inwido AB	12,612	231,226
JM AB	18,160	735,781
Kinnevik AB, B Shares *	16,865	661,965
Kungsleden AB	19,822	272,356
LE Lundbergfortagen AB, B Shares	9,136	526,720
Lifco AB	11,467	334,358
Lindab International AB	12,213	400,132
Loomis AB	26,083	704,314
Mekonomen AB *	11,994	247,198
Modern Times Group MTG AB, B Shares *	11,385	130,550
Mycronic AB	4,272	99,136
NCC AB, B Shares	29,283	507,368
Nibe Industrier AB, B Shares	49,329	733,703
Nobia AB	51,150	315,259
Nolato AB, B Shares	18,542	244,837
Nordic Entertainment Group AB, B Shares *	4,268	247,492
Pandox AB *	13,300	234,469
Peab AB, Class B	64,585	811,810
Ratos AB, B Shares	86,786	499,645
Resurs Holding AB	38,769	208,923
Saab AB, B Shares	23,249	648,140
SAS AB *	1,633,969	284,346
Scandic Hotels Group AB *(b)	79,073	382,475
Sweco AB, B Shares	19,137	304,725
Swedish Orphan Biovitrum AB *	13,106	356,160
Tethys Oil AB	17,374	126,493
Thule Group AB	8,405	485,645
SECURITY	NUMBER OF SHARES	VALUE ($)
Wallenstam AB	10,753	188,729
Wihlborgs Fastigheter AB	11,125	263,754
		23,989,360

Switzerland 3.1%
Allreal Holding AG	2,184	461,798
ALSO Holding AG	942	279,552
ams AG *	21,119	418,121
Arbonia AG	14,264	310,125
Aryzta AG *	629,700	823,406
Autoneum Holding AG *	1,692	264,860
Banque Cantonale Vaudoise	3,229	259,974
Belimo Holding AG	690	400,917
BKW AG	3,306	438,002
Bobst Group S.A. *	2,474	201,573
Bucher Industries AG	1,271	641,463
Burckhardt Compression Holding AG	482	202,676
Bystronic AG	283	389,121
Cembra Money Bank AG	4,339	289,648
Daetwyler Holding AG	783	304,616
dormakaba Holding AG	566	419,521
Emmi AG	390	406,570
EMS-Chemie Holding AG	605	600,114
Flughafen Zuerich AG *	3,341	603,341
Forbo Holding AG	179	348,243
Galenica AG	12,667	927,818
GAM Holding AG *	198,956	320,511
Helvetia Holding AG	8,110	965,016
Huber & Suhner AG	4,155	369,394
Implenia AG *	11,856	241,885
Inficon Holding AG	186	238,658
Interroll Holding AG	30	145,545
Komax Holding AG *	713	181,599
Landis+Gyr Group AG	7,298	501,720
Logitech International S.A.	8,819	737,735
Medmix AG *	4,734	226,333
Mobimo Holding AG	813	273,930
OC Oerlikon Corp. AG	50,165	510,765
PSP Swiss Property AG	2,909	363,642
Rieter Holding AG *	1,431	297,044
Schweiter Technologies AG	196	281,284
SFS Group AG	2,978	401,120
Siegfried Holding AG *	306	294,324
SIG Combibloc Group AG *	34,257	895,913
Softwareone Holding AG *	8,265	191,516
St. Galler Kantonalbank AG	359	165,463
Stadler Rail AG (b)	6,156	270,283
Straumann Holding AG	311	647,408
Sulzer AG	4,734	465,376
Tecan Group AG	552	338,212
Temenos AG	2,445	374,321
u-blox Holding AG *	2,677	195,892
Valiant Holding AG	2,645	261,808
Valora Holding AG *	2,069	393,750
VAT Group AG	1,314	628,132
Vetropack Holding AG	3,208	197,457
Vifor Pharma AG	6,772	874,440
Vontobel Holding AG	3,588	332,281
Zehnder Group AG	3,150	339,063
Zur Rose Group AG *	413	146,598
		22,059,877

United Kingdom 10.7%
4imprint Group plc	3,414	133,626
888 Holdings plc	38,395	201,144
AG Barr plc	22,762	154,664

74
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Airtel Africa plc	361,963	542,920
Ascential plc *	40,248	222,245
Ashmore Group plc	53,452	246,966
Auto Trader Group plc	40,708	337,487
Avast plc	30,564	234,072
AVEVA Group plc	6,718	327,139
B&M European Value Retail S.A.	118,287	1,024,806
Babcock International Group plc *	226,561	989,435
Bank of Georgia Group plc	11,485	238,341
Beazley plc *	133,495	712,509
Biffa plc *	66,014	359,567
Big Yellow Group plc	10,492	212,367
Bodycote plc	51,972	569,270
Brewin Dolphin Holdings plc	57,302	295,254
Britvic plc	49,750	604,598
C&C Group plc *	98,103	347,999
Capita plc *	913,891	593,170
Card Factory plc *	517,449	335,311
Centamin plc	406,752	519,675
Chemring Group plc	58,553	233,474
Cineworld Group plc *(b)	794,962	665,721
Clarkson plc	4,305	235,664
Close Brothers Group plc	33,886	667,796
Coats Group plc	359,975	317,263
Computacenter plc	13,506	496,545
ConvaTec Group plc	212,978	623,165
Costain Group plc *(b)	352,397	258,016
Countryside Properties plc *	71,852	462,521
Cranswick plc	12,701	601,416
Crest Nicholson Holdings plc	128,727	627,163
De La Rue plc *	102,756	235,675
Dechra Pharmaceuticals plc	3,434	240,620
Derwent London plc	7,139	330,220
Diploma plc	8,364	343,736
Domino's Pizza Group plc	44,103	233,634
Dunelm Group plc	15,119	264,639
Electrocomponents plc	51,727	795,850
Elementis plc *	200,180	382,169
Endeavour Mining plc	7,707	195,087
Entain plc *	36,942	1,035,157
Equiniti Group plc *	109,816	268,115
Essentra plc	116,730	464,912
Euromoney Institutional Investor plc	22,952	328,288
Ferrexpo plc	89,752	382,873
Flutter Entertainment plc *	5,974	1,127,336
Forterra plc	54,904	194,610
Frasers Group plc *	55,381	488,161
Fresnillo plc	29,886	351,715
Games Workshop Group plc	1,590	209,875
Genuit Group plc	29,102	264,060
Genus plc	3,383	256,539
Grafton Group plc	66,255	1,216,939
Grainger plc	64,025	269,279
Great Portland Estates plc	30,885	308,833
Greencore Group plc *	221,710	392,020
Greggs plc	17,343	724,884
Halfords Group plc	109,302	398,495
Halma plc	21,811	884,508
Hammerson plc (b)	738,579	324,292
Harbour Energy plc *	115,434	552,507
Hargreaves Lansdown plc	22,792	479,611
Hikma Pharmaceuticals plc	20,157	664,413
Hill & Smith Holdings plc	14,105	354,024
Hilton Food Group plc	15,803	252,606
Hiscox Ltd.	55,531	631,798
Hochschild Mining plc	75,118	146,597
HomeServe plc	33,217	388,676
Howden Joinery Group plc	90,021	1,133,206
SECURITY	NUMBER OF SHARES	VALUE ($)
Hunting plc	83,672	193,979
Ibstock plc	115,583	315,678
IG Group Holdings plc	72,430	786,550
IMI plc	50,093	1,118,670
Indivior plc *	179,972	599,004
Intermediate Capital Group plc	23,189	695,553
Intu Properties plc *(a)(b)	4,024,942	0
Investec plc	116,597	529,450
IWG plc *	151,941	644,439
J.D. Wetherspoon plc *	22,439	314,932
JD Sports Fashion plc	40,309	600,801
John Menzies plc *	41,568	169,440
Jupiter Fund Management plc	147,825	506,309
Just Group plc *	459,730	575,217
Kier Group plc *	519,487	759,289
Lancashire Holdings Ltd.	45,362	314,126
Man Group plc	435,143	1,385,764
Mapeley Ltd. (a)	2,199	0
Marshalls plc	26,278	254,796
Marston's plc *	408,703	444,668
Mediclinic International plc *	130,617	597,615
Mitchells & Butlers plc *	124,570	431,656
Moneysupermarket.com Group plc	104,713	304,007
Morgan Advanced Materials plc	88,372	418,458
Morgan Sindall Group plc	16,883	523,059
National Express Group plc *	223,081	698,075
NewRiver REIT plc	104,620	111,535
Ocado Group plc *	8,620	212,747
OSB Group plc	44,802	309,635
Oxford Instruments plc	4,053	127,522
Pagegroup plc	94,166	855,703
Paragon Banking Group plc	50,349	377,945
PayPoint plc	22,914	216,377
Petrofac Ltd. *(b)	279,641	495,600
Petropavlovsk plc *	653,625	211,786
Pets at Home Group plc	84,959	560,890
Phoenix Group Holdings plc	70,547	633,408
Playtech plc *	121,957	1,161,654
Plus500 Ltd.	25,810	464,659
Premier Foods plc	288,538	433,577
Provident Financial plc *	172,343	870,670
PZ Cussons plc	51,201	150,422
QinetiQ Group plc	129,369	477,364
Quilter plc	121,653	259,015
Rathbone Brothers plc	8,105	217,914
Reach plc	133,215	577,736
Redde Northgate plc	126,922	691,323
Redrow plc	81,680	719,171
Renishaw plc	3,061	210,624
Rhi Magnesita N.V.	6,153	282,767
Rightmove plc	34,354	324,733
Rotork plc	115,350	557,614
Sabre Insurance Group plc	41,212	110,391
Safestore Holdings plc	14,467	237,982
Saga plc *	115,961	493,487
Savills plc	30,821	598,114
Schroders plc	15,794	782,337
Segro plc	39,976	706,558
Senior plc *	356,015	780,534
Serco Group plc	255,441	441,252
SIG plc *	676,518	480,979
Softcat plc	8,647	229,932
Spectris plc	21,526	1,107,559
Spirax-Sarco Engineering plc	4,173	890,808
Spirent Communications plc	64,221	253,122
SSP Group plc *	193,732	682,533
St. James's Place plc	50,314	1,086,925
Stagecoach Group plc *	362,223	394,841

75
Schwab Fundamental Index Funds  |  Annual Report
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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Sthree plc	51,656	416,387
Superdry plc *	56,443	223,238
Synthomer plc	64,364	446,153
TBC Bank Group plc	7,914	170,042
Ted Baker plc *	83,119	153,566
Telecom Plus plc	16,961	289,686
The British Land Co., plc	149,452	1,009,096
The Go-Ahead Group plc *	45,857	492,647
The Restaurant Group plc *	217,640	263,003
The Unite Group plc	13,319	198,863
The Weir Group plc	37,683	893,869
TP ICAP Group plc	152,079	323,223
Tritax Big Box REIT plc	45,666	140,534
Tullow Oil plc *	401,338	252,036
Tyman plc	52,478	268,243
Ultra Electronics Holdings plc	12,921	572,550
Vesuvius plc	81,540	525,750
Victrex plc	14,100	440,914
Virgin Money UK plc *	260,839	724,691
Vistry Group plc	52,083	872,167
WH Smith plc *	27,565	590,067
Wizz Air Holdings plc *	3,925	248,229
Workspace Group plc	15,507	174,446
		75,567,948
Total Common Stocks (Cost $498,910,901)		699,468,545

PREFERRED STOCKS 0.4% OF NET ASSETS

Germany 0.3%
Draegerwerk AG & Co. KGaA	5,247	413,063
Jungheinrich AG	10,642	539,683
Sartorius AG	570	369,210
Schaeffler AG	62,425	496,038
Sixt SE	4,139	410,089
		2,228,083

Italy 0.1%
Danieli & C Officine Meccaniche S.p.A.	23,720	512,211

Republic of Korea 0.0%
Mirae Asset Securities Co., Ltd.	7,252	30,083
Total Preferred Stocks (Cost $1,714,210)		2,770,377

RIGHTS 0.0% OF NET ASSETS

United Kingdom 0.0%
Petrofac Ltd.
expires 11/15/21, strike GBP 1.15 (a)	87,797	17,423
Total Rights (Cost $0)		17,423

WARRANTS 0.0% OF NET ASSETS

Italy 0.0%
Webuild S.p.A.
expires 08/02/30 (a)(b)	9,323	23,080
Total Warrants (Cost $0)		23,080

SECURITY	NUMBER OF SHARES/ FACE AMOUNT	VALUE ($)
SHORT-TERM INVESTMENTS 1.5% OF NET ASSETS

Money Market Funds 1.4%
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)(d)	9,698,730	9,698,730

Time Deposits 0.1%
BNP Paribas SA
Swiss Franc
(1.41%), 11/01/21 (e)(f)	12,466	13,615
U.S. Dollar
0.01%, 11/01/21 (e)	600,610	600,610
Brown Brothers Harriman & Co.
Australian Dollar
(0.21%), 11/01/21 (e)(f)	24,610	18,513
Canadian Dollar
0.01%, 11/01/21 (e)	47,386	38,289
Danish Krone
(0.61%), 11/01/21 (e)(f)	188,024	29,219
Hong Kong Dollar
0.00%, 11/01/21 (e)	156,151	20,069
New Zealand Dollar
0.20%, 11/01/21 (e)	899	644
Norwegian Krone
0.01%, 11/01/21 (e)	4,557	539
Singapore Dollar
0.01%, 11/01/21 (e)	20,957	15,541
Swedish Krona
(0.35%), 11/01/21 (e)(f)	122,747	14,293
Citibank NA
British Pound
0.01%, 11/01/21 (e)	31,867	43,611
Euro
(0.79%), 11/01/21 (e)(f)	30,472	35,226
Sumitomo Mitsui Banking Corp.
Japanese Yen
(0.28%), 11/01/21 (e)(f)	2,657,069	23,313
		853,482
Total Short-Term Investments (Cost $10,552,212)		10,552,212
Total Investments in Securities (Cost $511,177,323)		712,831,637

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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED APPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI EAFE Index, expires 12/17/21	42	4,913,160	89,858

*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $8,743,701.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.
(e)	The rate shown is the current daily overnight rate. Face amount is disclosed in local currency.
(f)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust
GBP —	British Pound

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Schwab Fundamental International Small Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$62,080,558	$—	$62,080,558
Australia	—	36,847,921	0*	36,847,921
Austria	1,907,051	3,868,855	—	5,775,906
Belgium	657,077	7,956,104	—	8,613,181
Canada	59,264,350	—	—	59,264,350
Denmark	2,836,977	6,649,194	—	9,486,171
France	1,272,706	26,139,583	—	27,412,289
Germany	3,586,543	25,119,026	—	28,705,569
Greece	—	—	0*	0
Hong Kong	1,464,688	22,603,387	0*	24,068,075
Ireland	303,852	1,574,141	—	1,877,993
Israel	162,120	11,997,955	—	12,160,075
Italy	660,881	18,456,795	0*	19,117,676
Japan	1,505,775	220,087,167	—	221,592,942
Luxembourg	—	—	0*	0
Netherlands	1,219,748	10,671,775	—	11,891,523
New Zealand	2,140,485	4,208,099	—	6,348,584
Norway	1,658,384	10,598,683	—	12,257,067
Poland	3,896,476	3,374,388	—	7,270,864
Portugal	1,189,152	1,734,772	0*	2,923,924
Singapore	280,112	9,062,466	1,053,679	10,396,257
Spain	3,139,254	6,621,181	0*	9,760,435
Sweden	2,380,133	21,609,227	—	23,989,360
Switzerland	4,346,706	17,713,171	—	22,059,877
United Kingdom	28,767,844	46,800,104	0*	75,567,948
Preferred Stocks[1]	—	30,083	—	30,083
Germany	413,063	1,815,020	—	2,228,083
Italy	512,211	—	—	512,211
Rights [1]	—	—	17,423	17,423
Warrants [1]	—	—	23,080	23,080
Short-Term Investments[1]	—	853,482	—	853,482
Money Market Funds	9,698,730	—	—	9,698,730
Futures Contracts[2]	89,858	—	—	89,858
Total	$133,354,176	$578,473,137	$1,094,182	$712,921,495

*	Level 3 amount shown includes securities determined to have no value at October 31, 2021.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Fundamental International Small Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $511,177,323) including securities on loan of $8,743,701		$712,831,637
Foreign currency, at value (cost $62,464)		62,818
Deposit with broker for futures contracts		199,955
Receivables:
Dividends		1,708,199
Fund shares sold		1,639,387
Foreign tax reclaims		1,081,490
Investments sold		975,441
Income from securities on loan	+	16,650
Total assets		718,515,577
Liabilities
Collateral held for securities on loan		9,698,730
Payables:
Investment adviser fees		236,642
Fund shares redeemed		209,956
Variation margin on futures contracts	+	21,300
Total liabilities		10,166,628
Net assets		$708,348,949
Net Assets by Source
Capital received from investors		$522,013,305
Total distributable earnings	+	186,335,644
Net assets		$708,348,949

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$708,348,949		45,931,717		$15.42

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Schwab Fundamental International Small Company Index Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $2,197,640)		$15,509,760
Securities on loan, net	+	577,106
Total investment income		16,086,866
Expenses
Investment adviser fees		2,803,590
Professional fees	+	3,769*
Total expenses		2,807,359
Expense reduction by investment adviser	–	3,769*
Net expenses	–	2,803,590
Net investment income		13,283,276
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - unaffiliated		50,823,483
Net realized gains on futures contracts		964,576
Net realized gains on foreign currency transactions	+	79,515
Net realized gains		51,867,574
Net change in unrealized appreciation (depreciation) on securities - unaffiliated		149,164,663
Net change in unrealized appreciation (depreciation) on futures contracts		228,345
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(59,583)
Net change in unrealized appreciation (depreciation)	+	149,333,425
Net realized and unrealized gains		201,200,999
Increase in net assets resulting from operations		$214,484,275

*	Professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 (d) and 4 for additional information.
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Schwab Fundamental International Small Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$13,283,276	$12,343,035
Net realized gains (losses)		51,867,574	(48,515,613)
Net change in unrealized appreciation (depreciation)	+	149,333,425	(13,051,655)
Increase (decrease) in net assets from operations		$214,484,275	($49,224,233)
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($13,332,524)	($21,815,081)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		11,598,667	$168,880,238	18,584,362	$193,918,636
Shares reinvested		772,628	10,453,657	1,327,830	17,115,730
Shares redeemed	+	(16,773,053)	(249,085,119)	(31,234,955)	(338,304,616)
Net transactions in fund shares		(4,401,758)	($69,751,224)	(11,322,763)	($127,270,250)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		50,333,475	$576,948,422	61,656,238	$775,257,986
Total increase (decrease)	+	(4,401,758)	131,400,527	(11,322,763)	(198,309,564)
End of period		45,931,717	$708,348,949	50,333,475	$576,948,422
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Schwab Fundamental Emerging Markets Large Company Index Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$7.51	$9.25	$8.60	$9.38	$7.86
Income (loss) from investment operations:
Net investment income (loss)[1]	0.36	0.27	0.35	0.27	0.22
Net realized and unrealized gains (losses)	2.63	(1.65)	0.54	(0.83)	1.47
Total from investment operations	2.99	(1.38)	0.89	(0.56)	1.69
Less distributions:
Distributions from net investment income	(0.26)	(0.36)	(0.24)	(0.22)	(0.17)
Net asset value at end of period	$10.24	$7.51	$9.25	$8.60	$9.38
Total return	40.39%	(15.68%)	10.73%	(6.09%)	21.96%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39%	0.39%	0.39%	0.39%	0.57% [2]
Net operating expenses	N/A	N/A	N/A	N/A [3]	0.43% [2]
Net investment income (loss)	3.75%	3.32%	3.93%	2.92%	2.62%
Portfolio turnover rate	32%	32%	38%	19%	18%
Net assets, end of period (x 1,000,000)	$708	$550	$671	$548	$554

[1]	Calculated based on the average shares outstanding during the period.
[2]	Effective May 1, 2017, the annual operating expense ratio was reduced. The ratio presented for period ended 10/31/17 is a blended ratio.
[3]	Effective May 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 94.8% OF NET ASSETS

Brazil 5.2%
Ambev S.A.	846,950	2,549,644
B3 S.A. - Brasil Bolsa Balcao	298,599	630,128
Banco Bradesco S.A.	407,450	1,227,303
Banco do Brasil S.A.	548,615	2,770,390
BRF S.A. *	236,818	974,748
CCR S.A.	359,700	728,476
Centrais Eletricas Brasileiras S.A.	106,616	639,076
Cia Brasileira de Distribuicao	59,099	267,337
Cia Energetica de Minas Gerais	69,126	203,565
Cielo S.A.	1,134,734	440,318
Cogna Educacao *	1,079,600	474,398
Companhia de Saneamento Basico do Estado de Sao Paulo	121,610	758,473
Embraer S.A. *	348,451	1,353,969
IRB Brasil Resseguros S.A. *	755,811	628,079
Itau Unibanco Holding S.A.	165,600	617,061
JBS S.A.	443,200	3,066,544
Petroleo Brasileiro S.A.	1,434,765	7,034,258
Sendas Distribuidora S.A.	203,195	550,489
Suzano S.A. *	66,700	581,814
Telefonica Brasil S.A.	146,072	1,178,142
TIM S.A.	326,047	648,189
Ultrapar Participacoes S.A.	630,928	1,458,877
Vale S.A.	483,698	6,137,301
Vibra Energia S.A.	443,400	1,648,275
		36,566,854

Chile 0.7%
Banco de Chile	8,159,356	707,790
Cencosud S.A.	687,837	1,006,178
Empresas CMPC S.A.	299,515	552,639
Empresas Copec S.A.	158,582	1,247,603
Enel Americas S.A.	6,584,759	749,314
Falabella S.A.	195,804	541,464
		4,804,988

China 24.3%
Agile Group Holdings Ltd.	636,000	498,588
Agricultural Bank of China Ltd., A Shares	2,963,000	1,358,844
Agricultural Bank of China Ltd., H Shares	9,388,600	3,190,314
Alibaba Group Holding Ltd. *	341,292	7,017,871
Anhui Conch Cement Co., Ltd., A Shares	49,400	292,661
Anhui Conch Cement Co., Ltd., H Shares	207,000	1,023,595
BAIC Motor Corp., Ltd., H Shares	2,806,000	929,487
Baidu, Inc. ADR *	18,759	3,043,460
Bank of China Ltd., A Shares	1,886,400	897,460
Bank of China Ltd., H Shares	25,955,234	9,185,598
Bank of Communications Co., Ltd., A Shares	1,091,200	769,442
SECURITY	NUMBER OF SHARES	VALUE ($)
Bank of Communications Co., Ltd., H Shares	2,775,000	1,650,800
Beijing Enterprises Holdings Ltd.	210,500	809,139
BYD Co., Ltd., A Shares	4,100	200,129
BYD Co., Ltd., H Shares	22,500	860,571
China Cinda Asset Management Co., Ltd., H Shares	4,426,000	738,903
China CITIC Bank Corp., Ltd., A Shares	276,700	196,009
China CITIC Bank Corp., Ltd., H Shares	3,783,000	1,659,411
China Communications Services Corp., Ltd., H Shares	1,574,000	870,138
China Construction Bank Corp., A Shares	225,300	208,535
China Construction Bank Corp., H Shares	30,671,960	20,874,743
China Everbright Bank Co., Ltd., A Shares	950,800	510,447
China Everbright Bank Co., Ltd., H Shares	967,000	340,056
China Evergrande Group	1,911,000	567,088
China Gas Holdings Ltd.	226,000	564,100
China Hongqiao Group Ltd.	734,500	816,067
China Huarong Asset Management Co., Ltd., H Shares *(a)	11,177,000	732,635
China Jinmao Holdings Group Ltd.	1,988,000	580,791
China Life Insurance Co., Ltd., A Shares	23,200	107,483
China Life Insurance Co., Ltd., H Shares	547,000	950,286
China Longyuan Power Group Corp., Ltd., H Shares	522,000	1,220,977
China Mengniu Dairy Co., Ltd. *	180,000	1,145,261
China Merchants Bank Co., Ltd., A Shares	158,100	1,329,966
China Merchants Bank Co., Ltd., H Shares	393,150	3,294,651
China Minsheng Banking Corp., Ltd., A Shares	1,133,800	687,718
China Minsheng Banking Corp., Ltd., H Shares	3,146,300	1,247,497
China National Building Material Co., Ltd., H Shares	1,598,000	2,002,762
China Oriental Group Co., Ltd.	2,852,000	802,682
China Overseas Land & Investment Ltd.	1,363,500	3,007,275
China Pacific Insurance Group Co., Ltd., A Shares	43,200	184,289
China Pacific Insurance Group Co., Ltd., H Shares	238,000	727,774
China Petroleum & Chemical Corp., A Shares	2,120,100	1,406,825
China Petroleum & Chemical Corp., H Shares	23,798,400	11,595,359
China Railway Group Ltd., A Shares	491,500	402,585
China Railway Group Ltd., H Shares	1,702,000	831,419
China Resources Land Ltd.	573,000	2,226,373
China Resources Power Holdings Co., Ltd.	1,102,000	2,852,221
China Shenhua Energy Co., Ltd., A Shares	177,000	550,284

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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
China Shenhua Energy Co., Ltd., H Shares	1,163,500	2,501,868
China State Construction Engineering Corp., Ltd., A Shares	1,303,400	947,036
China Taiping Insurance Holdings Co., Ltd.	430,400	654,936
China Tower Corp., Ltd., H Shares	7,688,000	996,355
China Vanke Co., Ltd., A Shares	141,600	402,080
China Vanke Co., Ltd., H Shares	394,900	922,656
CITIC Ltd.	2,982,000	2,987,354
Country Garden Holdings Co., Ltd.	1,960,114	1,844,481
Dongfeng Motor Group Co., Ltd., H Shares	1,043,000	971,405
ENN Energy Holdings Ltd.	57,500	990,637
Fosun International Ltd.	683,000	800,215
Geely Automobile Holdings Ltd.	498,000	1,728,379
Guangzhou R&F Properties Co., Ltd., H Shares (b)	1,208,000	755,669
Hengan International Group Co., Ltd.	130,000	679,371
Huaneng Power International, Inc., A Shares	289,700	349,017
Huaneng Power International, Inc., H Shares	2,528,000	1,308,388
Industrial & Commercial Bank of China Ltd., A Shares	1,504,900	1,097,267
Industrial & Commercial Bank of China Ltd., H Shares	22,679,172	12,431,862
Industrial Bank Co., Ltd., A Shares	318,900	926,892
JD.com, Inc., A Shares *	64,800	2,536,725
Jiangxi Copper Co., Ltd., A Shares	60,400	219,782
Jiangxi Copper Co., Ltd., H Shares	520,000	908,086
Kingboard Holdings Ltd.	248,500	1,082,914
Kunlun Energy Co., Ltd.	1,140,000	1,038,289
Legend Holdings Corp., H Shares	483,000	848,956
Longfor Group Holdings Ltd.	217,000	1,049,828
Meituan, B Shares *	17,200	585,292
NetEase, Inc.	87,343	1,694,252
PetroChina Co., Ltd., H Shares	12,546,000	6,049,022
PICC Property & Casualty Co., Ltd., H Shares	2,580,000	2,401,839
Ping An Insurance Group Co. of China Ltd., A Shares	97,500	752,157
Ping An Insurance Group Co. of China Ltd., H Shares	736,000	5,271,769
Postal Savings Bank of China Co., Ltd., H Shares	1,570,000	1,141,065
SAIC Motor Corp., Ltd., A Shares	279,700	886,469
Shanghai Pudong Development Bank Co., Ltd., A Shares	693,100	966,780
Shenzhou International Group Holdings Ltd.	32,200	693,723
Shimao Group Holdings Ltd.	470,000	737,280
Sinopec Shanghai Petrochemical Co., Ltd., A Shares	283,700	172,669
Sinopec Shanghai Petrochemical Co., Ltd., H Shares	2,590,000	604,339
Sinopharm Group Co., Ltd., H Shares	595,600	1,414,260
Sunac China Holdings Ltd.	383,000	819,055
Tencent Holdings Ltd.	127,700	7,767,965
Vipshop Holdings Ltd., ADR *	43,715	487,859
Weichai Power Co., Ltd., A Shares	55,400	130,620
Weichai Power Co., Ltd., H Shares	271,000	485,081
Yanzhou Coal Mining Co., Ltd., A Shares	28,900	102,425
Yanzhou Coal Mining Co., Ltd., H Shares	618,000	916,653
		172,021,591

SECURITY	NUMBER OF SHARES	VALUE ($)
Colombia 0.3%
Bancolombia S.A.	84,417	755,009
Ecopetrol S.A.	1,622,175	1,226,409
		1,981,418

Czech Republic 0.2%
CEZ A/S	40,694	1,343,411

Egypt 0.1%
Commercial International Bank Egypt S.A.E. GDR *	267,317	828,683

Greece 0.5%
Alpha Services and Holdings S.A. *	1,087,494	1,386,404
Hellenic Telecommunications Organization S.A.	49,194	873,381
Motor Oil Hellas Corinth Refineries S.A.	51,523	874,553
		3,134,338

Hungary 0.5%
MOL Hungarian Oil & Gas plc	234,208	2,001,382
OTP Bank Nyrt *	25,182	1,513,121
		3,514,503

India 9.8%
Axis Bank Ltd. *	157,077	1,563,067
Bharat Petroleum Corp., Ltd.	364,028	2,035,143
Bharti Airtel Ltd. *	185,803	1,704,434
Coal India Ltd.	689,005	1,516,317
GAIL India Ltd.	453,518	902,409
Grasim Industries Ltd.	55,803	1,285,656
HCL Technologies Ltd.	103,735	1,588,406
Hero MotoCorp Ltd.	22,501	799,948
Hindalco Industries Ltd.	330,254	2,035,079
Hindustan Petroleum Corp., Ltd.	504,225	2,092,724
Hindustan Unilever Ltd.	24,695	790,416
Housing Development Finance Corp., Ltd.	73,987	2,820,877
ICICI Bank Ltd.	81,239	874,709
Indian Oil Corp., Ltd.	1,929,422	3,303,134
Infosys Ltd.	294,081	6,581,184
ITC Ltd.	396,141	1,182,784
JSW Steel Ltd.	149,277	1,337,000
Larsen & Toubro Ltd.	50,302	1,191,568
Mahindra & Mahindra Ltd.	102,095	1,209,624
Maruti Suzuki India Ltd.	15,322	1,534,156
NTPC Ltd.	954,463	1,694,580
Oil & Natural Gas Corp., Ltd.	2,292,380	4,561,688
Power Grid Corp. of India Ltd.	312,236	773,418
Reliance Industries Ltd.	246,230	8,355,854
State Bank of India	319,412	2,149,034
Sun Pharmaceutical Industries Ltd.	96,684	1,028,098
Tata Consultancy Services Ltd.	68,752	3,125,087
Tata Motors Ltd. *	618,285	3,977,435
Tata Motors Ltd., Class A *	178,290	589,474
Tata Steel Ltd.	122,830	2,165,593
Tech Mahindra Ltd.	54,439	1,077,570
Vedanta Ltd.	603,861	2,457,408
Wipro Ltd.	134,746	1,166,839
		69,470,713

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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Indonesia 1.5%
PT Astra International Tbk	5,190,100	2,210,529
PT Bank Central Asia Tbk	2,198,000	1,162,252
PT Bank Mandiri (Persero) Tbk	3,039,600	1,536,736
PT Bank Rakyat Indonesia (Persero) Tbk	6,060,396	1,819,232
PT Telkom Indonesia (Persero) Tbk	11,144,200	2,978,684
PT United Tractors Tbk	457,800	761,555
		10,468,988

Kuwait 0.6%
Kuwait Finance House KSCP	357,854	989,022
Mobile Telecommunications Co. KSCP	509,987	1,010,003
National Bank of Kuwait SAKP	742,541	2,441,532
		4,440,557

Malaysia 1.7%
Axiata Group Berhad	1,222,413	1,166,030
CIMB Group Holdings Berhad	1,584,571	1,999,306
Genting Berhad	931,300	1,164,969
Malayan Banking Berhad	1,111,997	2,161,694
Petronas Chemicals Group Berhad	460,700	966,791
Public Bank Berhad	1,754,325	1,766,611
Tenaga Nasional Berhad	1,310,500	3,057,196
		12,282,597

Mexico 3.8%
Alfa S.A.B. de C.V., Class A	2,061,500	1,492,955
America Movil S.A.B. de C.V., Series L	8,860,319	7,897,166
Cemex S.A.B. de C.V., Series CPO *	4,498,156	2,892,733
Coca-Cola Femsa S.A.B. de C.V.	148,650	801,084
Fomento Economico Mexicano S.A.B. de C.V.	402,815	3,311,661
Grupo Bimbo S.A.B. de C.V., Series A	525,900	1,556,652
Grupo Financiero Banorte S.A.B. de C.V., Class O	475,800	3,012,460
Grupo Mexico S.A.B. de C.V., Series B	480,736	2,108,999
Grupo Televisa S.A.B., Series CPO	482,917	980,471
Wal-Mart de Mexico S.A.B. de C.V.	837,237	2,920,244
		26,974,425

Philippines 0.1%
SM Investments Corp. (a)	39,275	751,842

Qatar 0.5%
Ooredoo QPSC	444,324	844,472
Qatar National Bank QPSC	475,296	2,676,069
		3,520,541

Russia 13.4%
Alrosa PJSC	751,250	1,326,351
Gazprom PJSC	6,369,060	31,382,485
Inter RAO UES PJSC	20,360,701	1,380,303
LUKOIL PJSC	228,315	23,299,970
Magnit PJSC	31,080	2,836,411
MMC Norilsk Nickel PJSC	7,414	2,314,404
Mobile TeleSystems PJSC	364,352	1,596,546
Novatek PJSC	121,334	3,080,842
Novolipetsk Steel PJSC	304,220	960,353
Rosneft Oil Co. PJSC	642,852	5,775,446
ROSSETI PJSC	37,186,000	730,733
Sberbank of Russia PJSC	2,061,300	10,369,970
SECURITY	NUMBER OF SHARES	VALUE ($)
Severstal PAO	54,557	1,239,857
Sistema PJSFC	1,704,000	648,450
Surgutneftegas PJSC	3,267,805	1,572,332
Tatneft PJSC	602,358	4,602,890
VTB Bank PJSC	1,999,810,000	1,493,789
		94,611,132

Saudi Arabia 2.9%
Al Rajhi Bank	70,567	2,607,531
Banque Saudi Fransi	57,327	645,729
Riyad Bank	155,399	1,224,250
Saudi Arabian Oil Co.	161,374	1,624,109
Saudi Basic Industries Corp.	191,422	6,597,636
Saudi Electricity Co.	174,788	1,329,702
Saudi Telecom Co.	81,946	2,559,882
The Saudi British Bank	73,960	653,605
The Saudi National Bank	198,185	3,481,935
		20,724,379

South Africa 6.2%
Absa Group Ltd.	267,376	2,445,852
AngloGold Ashanti Ltd.	65,282	1,204,370
Aspen Pharmacare Holdings Ltd.	73,122	1,164,447
Barloworld Ltd.	164,935	1,385,238
Bid Corp., Ltd.	76,543	1,642,806
FirstRand Ltd.	852,575	3,238,654
Gold Fields Ltd.	129,036	1,199,032
MTN Group Ltd. *	843,890	7,567,269
MultiChoice Group	106,712	848,596
Naspers Ltd., N Shares	8,151	1,380,403
Nedbank Group Ltd.	144,433	1,645,820
Old Mutual Ltd.	1,470,886	1,501,218
Sanlam Ltd.	282,062	1,158,716
Sappi Ltd. *	439,506	1,350,072
Sasol Ltd. *	395,432	6,641,663
Shoprite Holdings Ltd.	142,475	1,692,818
Sibanye Stillwater Ltd.	186,875	654,016
Standard Bank Group Ltd.	370,109	3,279,692
The Bidvest Group Ltd.	81,326	1,018,298
The SPAR Group Ltd.	52,578	671,140
Thungela Resources Ltd. *	28,634	136,300
Vodacom Group Ltd.	138,380	1,228,253
Woolworths Holdings Ltd.	283,826	999,076
		44,053,749

Taiwan 17.0%
Acer, Inc.	966,496	904,622
ASE Technology Holding Co., Ltd.	685,000	2,450,256
Asustek Computer, Inc.	243,041	3,089,978
AU Optronics Corp.	4,405,800	3,027,767
Catcher Technology Co., Ltd.	237,000	1,374,223
Cathay Financial Holding Co., Ltd.	1,145,599	2,387,992
Cheng Shin Rubber Industry Co., Ltd.	479,000	587,896
China Steel Corp.	2,449,198	2,952,891
Chunghwa Telecom Co., Ltd.	598,906	2,376,610
Compal Electronics, Inc.	3,208,305	2,823,499
CTBC Financial Holding Co., Ltd.	2,504,201	2,091,156
Delta Electronics, Inc.	191,590	1,691,237
E.Sun Financial Holding Co., Ltd.	859,261	821,043
Far Eastern New Century Corp.	1,276,817	1,337,269
Far EasTone Telecommunications Co., Ltd.	339,622	747,314
First Financial Holding Co., Ltd.	1,131,312	931,427
Formosa Chemicals & Fibre Corp.	844,442	2,450,305
Formosa Petrochemical Corp.	351,330	1,264,894

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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES	VALUE ($)
Formosa Plastics Corp.	708,732	2,745,245
Foxconn Technology Co., Ltd.	384,317	954,225
Fubon Financial Holding Co., Ltd.	1,350,749	3,570,600
Hon Hai Precision Industry Co., Ltd.	5,211,572	20,118,430
Innolux Corp.	5,093,357	3,063,811
Inventec Corp.	1,544,639	1,477,304
Largan Precision Co., Ltd.	9,050	674,399
Lite-On Technology Corp.	551,167	1,216,304
MediaTek, Inc.	79,838	2,627,683
Mega Financial Holding Co., Ltd.	1,236,340	1,485,758
Nan Ya Plastics Corp.	1,027,622	3,153,628
Pegatron Corp.	1,301,264	3,185,545
Pou Chen Corp.	1,140,267	1,398,444
President Chain Store Corp.	77,000	778,242
Quanta Computer, Inc.	695,500	1,954,008
Synnex Technology International Corp.	572,850	1,109,924
Taiwan Cement Corp.	777,452	1,349,055
Taiwan Mobile Co., Ltd.	236,334	833,592
Taiwan Semiconductor Manufacturing Co., Ltd.	1,140,803	24,208,170
Uni-President Enterprises Corp.	880,678	2,112,678
United Microelectronics Corp.	1,261,965	2,619,806
Walsin Lihwa Corp.	1,322,000	1,234,948
Wistron Corp.	1,780,682	1,871,408
WPG Holdings Ltd.	879,880	1,643,721
Yageo Corp.	47,000	735,631
Yuanta Financial Holding Co., Ltd.	1,085,840	965,185
		120,398,123

Thailand 3.1%
Advanced Info Service PCL NVDR	188,075	1,072,565
Bangkok Bank PCL NVDR	260,700	964,776
Charoen Pokphand Foods PCL NVDR	1,057,200	804,871
CP ALL PCL NVDR	621,500	1,200,772
IRPC PCL	5,962,300	772,457
Kasikornbank PCL NVDR	239,900	1,022,724
Krung Thai Bank PCL NVDR	2,495,700	866,260
PTT Exploration & Production PCL NVDR	322,400	1,140,442
PTT Global Chemical PCL NVDR	877,200	1,660,114
PTT PCL NVDR	5,738,570	6,570,478
Thai Oil PCL NVDR	601,400	1,009,198
The Siam Cement PCL NVDR	218,300	2,598,598
The Siam Commercial Bank PCL NVDR	611,300	2,324,265
		22,007,520

Turkey 1.4%
Akbank T.A.S.	1,652,793	1,007,423
BIM Birlesik Magazalar A/S	86,182	557,126
Eregli Demir ve Celik Fabrikalari T.A.S.	478,431	998,963
Haci Omer Sabanci Holding A/S	660,320	768,727
KOC Holding A/S	474,171	1,162,986
Turk Hava Yollari AO *	553,769	843,972
Turkcell Iletisim Hizmetleri A/S	559,163	889,287
Turkiye Garanti Bankasi A/S	1,225,189	1,255,264
Turkiye Is Bankasi A/S, Class C	1,080,069	633,609
Turkiye Petrol Rafinerileri A/S *	100,298	1,443,391
		9,560,748

United Arab Emirates 1.0%
Abu Dhabi Commercial Bank PJSC	462,542	1,045,179
Emaar Properties PJSC	1,164,006	1,274,272
Emirates NBD Bank PJSC	290,512	1,103,315
SECURITY	NUMBER OF SHARES	VALUE ($)
Emirates Telecommunications Group Co. PJSC	265,543	1,852,276
First Abu Dhabi Bank PJSC	381,998	1,854,082
		7,129,124
Total Common Stocks (Cost $493,707,401)		670,590,224

PREFERRED STOCKS 4.8% OF NET ASSETS

Brazil 3.3%
Banco Bradesco S.A.	1,407,816	4,963,950
Centrais Eletricas Brasileiras S.A., Class B	67,620	405,447
Cia Energetica de Minas Gerais	441,133	1,006,733
Gerdau S.A.	310,606	1,480,439
Itau Unibanco Holding S.A.	1,677,579	6,928,730
Petroleo Brasileiro S.A.	1,801,454	8,697,973
		23,483,272

Colombia 0.2%
Bancolombia S.A.	141,223	1,267,571

Russia 1.3%
Surgutneftegas PJSC	3,186,700	1,736,116
Tatneft PJSC	62,167	428,023
Transneft PJSC	3,177	6,817,762
		8,981,901
Total Preferred Stocks (Cost $31,801,636)		33,732,744

RIGHTS 0.0% OF NET ASSETS

Brazil 0.0%
Ultrapar Participacoes S.A.
expires 11/03/21 *(a)	38,547	0

India 0.0%
Reliance Industries Ltd. (Partly Paid Up)
expires 11/15/21 *	9,054	230,771
Total Rights (Cost $204,021)		230,771

SECURITY	NUMBER OF SHARES/ FACE AMOUNT	VALUE ($)
SHORT-TERM INVESTMENTS 0.6% OF NET ASSETS

Money Market Funds 0.1%
Wells Fargo Government Money Market Fund, Select Class 0.03% (c)(d)	757,337	757,337

Time Deposits 0.5%
Brown Brothers Harriman & Co.
Hong Kong Dollar
0.00%, 11/01/21 (e)	2,383,995	306,407
South African Rand
2.15%, 11/02/21 (e)	618,074	40,463
Citibank NA
Euro
(0.79%), 11/01/21 (e)(f)	6,389	7,386

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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

SECURITY	NUMBER OF SHARES/ FACE AMOUNT	VALUE ($)
Royal Bank of Canada
U.S. Dollar
0.01%, 11/01/21 (e)	3,341,690	3,341,690
		3,695,946
Total Short-Term Investments (Cost $4,453,283)		4,453,283
Total Investments in Securities (Cost $530,166,341)		709,007,022

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT ($)	CURRENT VALUE/ UNREALIZED DEPRECIATION ($)
FUTURES CONTRACTS
Long
MSCI Emerging Markets Index, expires 12/17/21	40	2,524,000	(15,698)

*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $717,811.
(c)	The rate shown is the 7-day yield.
(d)	Security purchased with cash collateral received for securities on loan.
(e)	The rate shown is the current daily overnight rate. Face amount is disclosed in local currency.
(f)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.
ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt

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Schwab Fundamental Emerging Markets Large Company Index Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$—	$328,045,874	$—	$328,045,874
Brazil	36,566,854	—	—	36,566,854
Chile	3,347,884	1,457,104	—	4,804,988
China	3,531,319	167,757,637	732,635	172,021,591
Colombia	1,981,418	—	—	1,981,418
Czech Republic	1,343,411	—	—	1,343,411
Egypt	828,683	—	—	828,683
Malaysia	7,226,095	5,056,502	—	12,282,597
Mexico	26,974,425	—	—	26,974,425
Philippines	—	—	751,842	751,842
Qatar	3,520,541	—	—	3,520,541
Saudi Arabia	9,583,554	11,140,825	—	20,724,379
South Africa	11,429,532	32,624,217	—	44,053,749
Turkey	4,872,086	4,688,662	—	9,560,748
United Arab Emirates	2,148,494	4,980,630	—	7,129,124
Preferred Stocks[1]	—	—	—	—
Brazil	23,483,272	—	—	23,483,272
Colombia	1,267,571	—	—	1,267,571
Russia	1,736,116	7,245,785	—	8,981,901
Rights [1]	—	230,771	—	230,771
Brazil	—	—	0*	0
Short-Term Investments[1]	—	3,695,946	—	3,695,946
Money Market Funds	757,337	—	—	757,337
Liabilities
Futures Contracts[2]	(15,698)	—	—	(15,698)
Total	$140,582,894	$566,923,953	$1,484,477	$708,991,324

*	Level 3 amount shown includes securities determined to have no value at October 31, 2021.
[1]	As categorized in the Portfolio Holdings.
[2]	Futures contracts are reported at cumulative unrealized appreciation or depreciation.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - unaffiliated (cost $530,166,341) including securities on loan of $717,811		$709,007,022
Foreign currency, at value (cost $767,832)		767,064
Deposit with broker for futures contracts		390,443
Receivables:
Fund shares sold		1,369,832
Dividends		620,718
Investments sold		48,059
Income from securities on loan	+	5,983
Total assets		712,209,121
Liabilities
Collateral held for securities on loan		757,337
Payables:
Foreign capital gains tax		3,392,759
Investment adviser fees		238,369
Fund shares redeemed		142,988
Variation margin on futures contracts	+	25,865
Total liabilities		4,557,318
Net assets		$707,651,803
Net Assets by Source
Capital received from investors		$617,356,908
Total distributable earnings	+	90,294,895
Net assets		$707,651,803

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$707,651,803		69,096,118		$10.24

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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - unaffiliated (net of foreign withholding tax of $3,608,321)		$29,158,489
Interest received from securities - unaffiliated		1,176
Securities on loan, net	+	66,535
Total investment income		29,226,200
Expenses
Investment adviser fees	+	2,744,178
Total expenses	–	2,744,178
Net investment income		26,482,022
Realized and Unrealized Gains (Losses)
Net realized gains on sales of securities - unaffiliated (net of foreign capital gains tax paid of $806,009)		11,562,634
Net realized losses on futures contracts		(390,608)
Net realized losses on foreign currency transactions	+	(178,319)
Net realized gains		10,993,707
Net change in unrealized appreciation (depreciation) on securities - unaffiliated (net of change in foreign capital gains tax of ($3,081,675))		184,427,045
Net change in unrealized appreciation (depreciation) on futures contracts		17,283
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	27,016
Net change in unrealized appreciation (depreciation)	+	184,471,344
Net realized and unrealized gains		195,465,051
Increase in net assets resulting from operations		$221,947,073
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Schwab Fundamental Emerging Markets Large Company Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$26,482,022	$19,610,903
Net realized gains (losses)		10,993,707	(42,020,057)
Net change in unrealized appreciation (depreciation)	+	184,471,344	(86,035,304)
Increase (decrease) in net assets from operations		$221,947,073	($108,444,458)
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($18,875,238)	($26,542,518)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		19,964,352	$189,960,789	36,046,335	$278,152,407
Shares reinvested		1,622,720	14,425,984	2,049,543	19,245,216
Shares redeemed	+	(25,791,975)	(249,940,985)	(37,357,533)	(283,186,415)
Net transactions in fund shares		(4,204,903)	($45,554,212)	738,345	$14,211,208
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		73,301,021	$550,134,180	72,562,676	$670,909,948
Total increase (decrease)	+	(4,204,903)	157,517,623	738,345	(120,775,768)
End of period		69,096,118	$707,651,803	73,301,021	$550,134,180
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Schwab Fundamental Index Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Fundamental US Large Company Index Fund	Schwab Target 2015 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2030 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2035 Fund
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2040 Fund
Schwab S&P 500 Index Fund	Schwab Target 2045 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2050 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2060 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2065 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2010 Index Fund
Schwab International Index Fund®	Schwab Target 2015 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2020 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2025 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2030 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2035 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2040 Index Fund
Schwab Balanced Fund	Schwab Target 2045 Index Fund
Schwab Core Equity Fund	Schwab Target 2050 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2055 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2060 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2065 Index Fund
Schwab Health Care Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab International Core Equity Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Target 2010 Fund	Schwab Monthly Income Fund - Maximum Payout
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain mutual funds and exchange-traded funds (ETFs) referred to as "underlying funds". For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
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Schwab Fundamental Index Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates fair value.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical securities— Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)— Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)— Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2021 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their value may change daily.
Passive Foreign Investment Companies: Certain funds may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a Passive Foreign Investment Company (PFIC). The funds may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender), may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating pursuant to Rule 2a-7 under the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by the investment adviser or any of its affiliates.
As of October 31, 2021, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund had securities on loan, all of which were classified as
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
common stocks and rights. The value of the securities on loan and the related collateral as of October 31, 2021, if any, are disclosed in each fund’s Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are disclosed in each fund’s Statement of Assets and Liabilities.
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances, however, interest rates may be negative due to overnight rates at the central bank of the denominated currency. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends, in the form of cash or non-cash income such as in the form of additional securities, and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the date the ex-dividend date is confirmed. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. A non-recurring dividend with a payable date of October 29, 2021 and an ex-date of November 1, 2021 is presented in the Statements of Assets and Liabilities as Deferred dividend income payable.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
The Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. For additional details see Affiliates and Affiliated Transactions in financial note 4, Other Affiliated Transactions.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between the investment adviser and the trust, the investment adviser pays the operating expenses of each fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes accrued as of October 31, 2021, if any, are reflected in each fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Tracking Error Risk. As an index fund, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
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Financial Notes (continued)

3. Risk Factors (continued):
Investment Style Risk. The funds are index funds. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, a fund’s performance may be below that of the index. Errors relating to the index may occur from time to time and may not be identified by the index provider for a period of time. In addition, market disruptions could cause delays in an index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for a fund.
Sampling Index Tracking Risk. To the extent a fund uses a sampling method, the fund may not fully replicate its respective index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Concentration Risk. To the extent that a fund’s or its respective index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, a fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
ETF Risk. Certain funds may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When a fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.
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Financial Notes (continued)

3. Risk Factors (continued):
Derivatives Risk. Each fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere. A fund’s use of derivatives is also subject to lack of availability risk, credit risk, leverage risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Advisory Agreement between it and the trust.
For its advisory services to the funds, the investment adviser is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
SCHWAB FUNDAMENTAL US LARGE COMPANY INDEX FUND	SCHWAB FUNDAMENTAL US SMALL COMPANY INDEX FUND	SCHWAB FUNDAMENTAL INTERNATIONAL LARGE COMPANY INDEX FUND	SCHWAB FUNDAMENTAL INTERNATIONAL SMALL COMPANY INDEX FUND	SCHWAB FUNDAMENTAL EMERGING MARKETS LARGE COMPANY INDEX FUND
0.25%	0.25%	0.25%	0.39%	0.39%
The investment adviser has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The funds have entered into a sub-license agreement with the investment adviser pursuant to which the investment adviser has agreed to sub-license certain Russell indices and trademarks to the funds. The investment adviser pays all applicable licensing fees.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentages of shares of each fund in this report that are owned by other funds in the Fund Complex as of October 31, 2021, as applicable:
	UNDERLYING FUNDS
	SCHWAB FUNDAMENTAL US LARGE COMPANY INDEX FUND	SCHWAB FUNDAMENTAL US SMALL COMPANY INDEX FUND	SCHWAB FUNDAMENTAL INTERNATIONAL LARGE COMPANY INDEX FUND	SCHWAB FUNDAMENTAL INTERNATIONAL SMALL COMPANY INDEX FUND	SCHWAB FUNDAMENTAL EMERGING MARKETS LARGE COMPANY INDEX FUND
Schwab MarketTrack All Equity Portfolio	1.7%	2.0%	3.6%	6.0%	6.0%
Schwab MarketTrack Balanced Portfolio	0.9%	0.9%	1.4%	2.3%	2.2%
Schwab MarketTrack Conservative Portfolio	0.3%	0.3%	0.5%	0.8%	0.8%
Schwab MarketTrack Growth Portfolio	1.7%	1.9%	2.8%	4.5%	4.7%
Schwab Target 2010 Fund	0.0%*	—%	—%	—%	—%
Schwab Target 2015 Fund	0.0%*	—%	—%	—%	—%
Schwab Target 2020 Fund	0.0%*	—%	—%	—%	—%
Schwab Target 2025 Fund	0.0%*	—%	—%	—%	—%
Schwab Target 2030 Fund	0.1%	—%	—%	—%	—%
Schwab Target 2035 Fund	0.1%	—%	—%	—%	—%
Schwab Target 2040 Fund	0.3%	—%	—%	—%	—%
Schwab Target 2045 Fund	0.1%	—%	—%	—%	—%
Schwab Target 2050 Fund	0.1%	—%	—%	—%	—%
Schwab Target 2055 Fund	0.1%	—%	—%	—%	—%
Schwab Target 2060 Fund	0.0%*	—%	—%	—%	—%
Schwab Target 2065 Fund	0.0%*	—%	—%	—%	—%

*	Less than 0.05%
Other Affiliated Transactions
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. The investment adviser agreed to pay these professional fees, on behalf of the funds, subject to reimbursement by the funds to the extent the funds are able to successfully recover taxes withheld in the future.
During the year ended October 31, 2021, the professional fees incurred by the Schwab Fundamental International Large Company Index Fund and Schwab Fundamental International Small Company Index Fund and paid by the investment adviser were $12,454 and $3,769, respectively.
During the year ended October 31, 2021, the Schwab Fundamental International Small Company Index Fund received a positive judgment of previously withheld foreign taxes from Finland. The Schwab Fundamental International Small Company Index Fund has recorded $141,664 (including $1,891 in interest) in income and receivable while awaiting payment from Finland. In addition, the Schwab Fundamental International Small Company Index Fund recorded a payable of $3,769 due to the investment adviser for professional fees that were subject to reimbursement. The above amounts are reflected in the Schwab Fundamental International Small Company Index Fund’s Statement of Assets and Liabilities and Statement of Operations. Amounts recorded as receivable and payable will be extinguished upon receipt of payment from Finland.
As of October 31, 2021, there are no additional professional fees related to foreign withholding tax subject to future reimbursement to the investment adviser for the Schwab Fundamental International Small Company Index Fund. The balance of professional fees related to foreign withholding tax subject to future reimbursement by the Schwab Fundamental International Large Company Index Fund is $82,994.
No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
Interfund Transactions
The funds may engage in transactions with certain other funds in the Fund Complex in accordance with procedures adopted by the Board pursuant to Rule 17a-7 under the 1940 Act. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended October 31, 2021, each fund’s total aggregate security transactions with other funds in the Fund Complex as well as any realized gains (losses) were as follows:
	TOTAL AGGREGATE TRANSACTIONS	REALIZED GAINS (LOSSES)
Schwab Fundamental US Large Company Index Fund	$512,803,821	$43,176,409
Schwab Fundamental US Small Company Index Fund	404,569,359	68,757,266
Schwab Fundamental International Large Company Index Fund	68,443,512	2,519,920
Schwab Fundamental International Small Company Index Fund	103,986,072	17,585,226
Schwab Fundamental Emerging Markets Large Company Index Fund	25,810,848	2,688,602

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The funds do not pay any interested or non-interested (independent trustees) trustees. The independent trustees are paid by the investment adviser. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 30, 2021. On September 30, 2021, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Syndicated Credit Facility, in addition to the investment adviser paying the interest charged on any borrowings by a fund, the investment adviser paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 30, 2021. On September 30, 2021, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Uncommitted Credit Facility, the investment adviser pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is paid by the investment adviser. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
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Financial Notes (continued)

7. Derivatives:
The funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The value and variation margin for futures contracts held at October 31, 2021 are presented in the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized gains (losses) and net change in unrealized appreciation (depreciation) on futures contracts are presented in the Statement of Operations, if any. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended October 31, 2021, the month-end average notional amounts of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	NOTIONAL AMOUNTS	NUMBER OF CONTRACTS
Schwab Fundamental US Large Company Index Fund	$33,988,055	167
Schwab Fundamental US Small Company Index Fund	9,383,113	88
Schwab Fundamental International Large Company Index Fund	8,305,481	75
Schwab Fundamental International Small Company Index Fund	4,133,060	37
Schwab Fundamental Emerging Markets Large Company Index Fund	3,082,090	48

8. Purchases and Sales of Investment Securities:
For the period ended October 31, 2021, purchases and sales of securities (excluding in-kind transactions and short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab Fundamental US Large Company Index Fund	$1,191,974,664	$957,139,479
Schwab Fundamental US Small Company Index Fund	666,889,330	793,998,506
Schwab Fundamental International Large Company Index Fund	320,911,262	262,921,735
Schwab Fundamental International Small Company Index Fund	245,489,306	314,549,393
Schwab Fundamental Emerging Markets Large Company Index Fund	222,334,788	267,707,653
During the period ended October 31, 2021, the Schwab Fundamental US Large Company Index Fund and the Schwab Fundamental US Small Company Index Fund sold securities in connection with in-kind redemptions in the amounts of $136,957,846 and $111,293,679, respectively, resulting in realized gains of $122,294,000 and $88,127,743, respectively. The realized gains on sales of securities — unaffiliated are included in the Statement of Operations.

9. Federal Income Taxes:
As of October 31, 2021, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab Fundamental US Large Company Index Fund	$3,645,594,426	$3,349,221,565	($181,344,182)	$3,167,877,383
Schwab Fundamental US Small Company Index Fund	1,249,085,572	812,250,648	(103,072,398)	709,178,250
Schwab Fundamental International Large Company Index Fund	1,207,890,590	368,370,700	(167,248,878)	201,121,822
Schwab Fundamental International Small Company Index Fund	564,268,105	235,483,653	(86,830,263)	148,653,390
Schwab Fundamental Emerging Markets Large Company Index Fund	582,816,349	211,507,088	(85,332,113)	126,174,975
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Financial Notes (continued)

9. Federal Income Taxes (continued):
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	NET OTHER UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARDS	TOTAL
Schwab Fundamental US Large Company Index Fund	$110,946,354	$187,778,508	$3,167,877,383	$—	$—	$3,466,602,245
Schwab Fundamental US Small Company Index Fund	41,271,208	155,433,634	709,178,250	(8)	—	905,883,084
Schwab Fundamental International Large Company Index Fund	44,691,528	—	201,121,822	18,631	(29,187,856)	216,644,125
Schwab Fundamental International Small Company Index Fund	18,160,118	19,542,009	148,653,390	(19,873)	—	186,335,644
Schwab Fundamental Emerging Markets Large Company Index Fund	25,185,156	—	126,174,975	(3,396,661)	(57,668,575)	90,294,895
The primary differences between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, realization for tax purposes of unrealized gains (losses) on futures contracts, the realization for tax purposes of unrealized appreciation on investments in Passive Foreign Investment Companies (PFIC) and partnership investments. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2021, the funds had capital loss carryforwards available as follows:
NO EXPIRATION
Schwab Fundamental US Large Company Index Fund	$—
Schwab Fundamental US Small Company Index Fund	—
Schwab Fundamental International Large Company Index Fund	29,187,856
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	57,668,575
For the fiscal year ended October 31, 2021, the funds had capital loss carryforwards utilized as follows:
CAPITAL LOSS CARRYFORWARDS UTILIZED
Schwab Fundamental US Large Company Index Fund	$—
Schwab Fundamental US Small Company Index Fund	30,790,317
Schwab Fundamental International Large Company Index Fund	26,611,717
Schwab Fundamental International Small Company Index Fund	29,274,468
Schwab Fundamental Emerging Markets Large Company Index Fund	14,166,883
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Financial Notes (continued)

9. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab Fundamental US Large Company Index Fund	$121,671,839	$186,884,443	$135,286,528	$145,433,758
Schwab Fundamental US Small Company Index Fund	24,462,415	—	27,292,972	43,502,511
Schwab Fundamental International Large Company Index Fund	28,299,152	—	48,541,581	—
Schwab Fundamental International Small Company Index Fund	13,332,524	—	21,815,081	—
Schwab Fundamental Emerging Markets Large Company Index Fund	18,875,238	—	26,542,518	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2021, the funds did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, and Schwab Fundamental Emerging Markets Large Company Index Fund (the “Funds”), five of the funds constituting Schwab Capital Trust, as of October 31, 2021, and the related statements of operations for the year then ended, the related statements of changes in net assets and the financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2021
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

The funds elect to pass through under section 853 of the Internal Revenue Code foreign tax credit to its shareholders for the fiscal year ended October 31, 2021, and the respective foreign source income on the funds as follows.
	FOREIGN TAX CREDIT	FOREIGN SOURCE INCOME
Schwab Fundamental US Large Company Index Fund	$—	$—
Schwab Fundamental US Small Company Index Fund	—	—
Schwab Fundamental International Large Company Index Fund	3,811,448	47,314,015
Schwab Fundamental International Small Company Index Fund	1,824,604	17,566,253
Schwab Fundamental Emerging Markets Large Company Index Fund	4,377,852	32,748,108
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2021, qualify for the corporate dividends received deduction:
PERCENTAGE
Schwab Fundamental US Large Company Index Fund	95.18
Schwab Fundamental US Small Company Index Fund	66.55
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—
For the fiscal year ended October 31, 2021, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS Form 1099 of the amounts for use in preparing their 2021 income tax return.
Schwab Fundamental US Large Company Index Fund	$120,504,610
Schwab Fundamental US Small Company Index Fund	16,826,848
Schwab Fundamental International Large Company Index Fund	30,538,514
Schwab Fundamental International Small Company Index Fund	11,790,597
Schwab Fundamental Emerging Markets Large Company Index Fund	15,458,756
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2021:
Schwab Fundamental US Large Company Index Fund	$186,884,443
Schwab Fundamental US Small Company Index Fund	—
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—
For the fiscal year ended October 31, 2021, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS form 1099 of the amounts for use in preparing their 2021 income tax return.
Schwab Fundamental US Large Company Index Fund	$321,633
Schwab Fundamental US Small Company Index Fund	716,434
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—
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Liquidity Risk Management Program  (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Funds’ Board of Trustees (the “Board”) has designated the Funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Funds’ Board reviewed a report at its meeting held on September 20, 2021 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2020, through May 31, 2021, which included individual Fund liquidity risk metrics. No significant liquidity events impacting any of the Funds were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each Fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 12, 2021 and June 8, 2021, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 8, 2021 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk

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oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered the investment adviser’s effective implementation of its business continuity plan in response to the COVID-19 pandemic and government-mandated restrictions during the prior year. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, portfolio yield (if applicable) and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and such Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although the Schwab Fundamental Emerging Markets Large Company Index Fund had performance that lagged that of a relevant peer group for certain periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Fund including that the underperformance was attributable, to a significant extent, to investment decisions by the investment adviser that were reasonable and consistent with the Fund’s investment objective and policies and that the investment adviser had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by the investment adviser to ETFs, other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.

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Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in the investment adviser’s infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by the investment adviser and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has shared any economies of scale with the Funds by investing in the investment adviser’s infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. The Trustees considered that the investment adviser and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 8, 2021 was held by means of videoconference in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 103 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	103	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	103	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	103	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	103	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	103	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	103	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	103	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	103	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director and Chief Executive Officer (Oct. 2008 – present) and President (Oct. 2008 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	103	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	103	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present) and Chief Operating Officer (Jan. 2020 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
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Schwab Fundamental Index Funds
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of Schwab.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Schwab Fundamental Index Funds
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
Fundamental Developed ex-U.S. Large Company Spliced Index  An internally calculated index comprised of the FTSE RAFI Developed ex-US 1000 Index from inception of the Schwab Fundamental International Large Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI Developed ex US Large Company Index (Net) from October 19, 2012 forward, when the Fund began tracking the index. The FTSE RAFI Developed ex-US 1000 Index is composed of the largest 1,000 listed companies incorporated outside the United States, ranked by four fundamental financial measures of size: sales, cash flows, book value and dividends. The index is rebalanced and reconstituted annually.
Fundamental Developed ex-U.S. Small Company Spliced Index  An internally calculated index comprised of the FTSE RAFI Developed ex US Mid Small 1500 Index from inception of the Schwab Fundamental International Small Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI Developed ex US Small Company Index (Net) from October 19, 2012 forward, when the Fund began tracking the index. The FTSE RAFI Developed ex US Mid Small 1500 Index is designed to track the performance of small- and mid-capitalization equities of companies domiciled in developed international markets (excluding the U.S.), selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities with the highest fundamental strength are weighted according to their fundamental scores. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
Fundamental Emerging Markets Large Company Spliced Index  An internally calculated index comprised of the FTSE RAFI Emerging Index from inception of the Schwab Fundamental Emerging Markets Large Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI Emerging Markets Large Company Index (Net) from October 19, 2012 forward, when the Fund began tracking the index. The FTSE RAFI Emerging Index is designed to track the performance of the largest emerging market equities, selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities with the highest fundamental strength are weighted according to their fundamental scores. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
Fundamental U.S. Large Company Spliced Index  An internally calculated index comprised of the FTSE RAFI US 1000 Index from inception of the Schwab Fundamental US Large Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI US Large Company Index from October 19, 2012 forward, when the Fund began tracking the index. The FTSE RAFI US 1000 Index is designed to track the performance of the largest U.S. equities, selected based on the following four fundamental measures of firm size: book value, income, sales and dividends. The 1,000 equities with the highest fundamental strength are weighted by their fundamental scale. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
Fundamental U.S. Small Company Spliced Index  An internally calculated index comprised of the FTSE RAFI US Mid Small 1500 Index from inception of the Schwab Fundamental US Small Company Index Fund until the close of business on October 18, 2012 and the Russell RAFI US Small Company Index from October 19, 2012 forward, when the Fund began tracking the index. The FTSE RAFI US Mid Small 1500 Index is composed of approximately 1,500 listed small and medium sized companies incorporated in the United States, ranked by fundamental value. The fundamentally weighted portfolio is rebalanced and reconstituted annually.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

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MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
restricted and illiquid securities  Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores rank below the 87.5% threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the smallest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net)  An index that ranks emerging market companies in the FTSE Global Total Cap Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the emerging companies in the FTSE Global Total Cap Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Large Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Large Company Index includes only those securities that are members of the U.S. portion whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
Russell RAFI US Small Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Small Company Index includes only those securities that are members of the U.S. portion and rank below the 87.5% fundamental score threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
S&P Developed ex-U.S. Small Cap Index (Net)  An index composed of the stocks representing the lowest 15% of float-adjusted market cap in each developed market country, excluding the U.S. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Schwab Fundamental Index Funds
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2021 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR39592-14
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Annual Report  |  October 31, 2021
Schwab MarketTrack Portfolios®

Schwab MarketTrack
All Equity Portfolio™
Schwab MarketTrack
Growth Portfolio™
Schwab MarketTrack
Balanced Portfolio™
Schwab MarketTrack
Conservative Portfolio™

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Schwab MarketTrack Portfolios
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Portfolios
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2021
Schwab MarketTrack All Equity Portfolio (Ticker Symbol: SWEGX)	43.90%
All Equity Composite Index	44.56%
Fund Category: Morningstar Allocation—85%+ Equity[1]	38.54%
Performance Details	pages 7-9

Schwab MarketTrack Growth Portfolio (Ticker Symbol: SWHGX)	34.32%
Growth Composite Index	35.01%
Fund Category: Morningstar Allocation—70% to 85% Equity[1]	31.63%
Performance Details	pages 10-12

Schwab MarketTrack Balanced Portfolio (Ticker Symbol: SWBGX)	24.66%
Balanced Composite Index	25.26%
Fund Category: Morningstar Allocation—50% to 70% Equity[1]	25.43%
Performance Details	pages 13-15

Schwab MarketTrack Conservative Portfolio (Ticker Symbol: SWCGX)	15.50%
Conservative Composite Index	16.15%
Fund Category: Morningstar Allocation—30% to 50% Equity[1]	16.46%
Performance Details	pages 16-18
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
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Schwab MarketTrack Portfolios
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the funds
covered in this report.
Dear Shareholder,
During the 12-month reporting period ended October 31, 2021, global equity markets generally gained ground as economies began to recover from COVID-19 pandemic lockdowns and corporations generally posted stronger-than-expected profits. The S&P 500® Index, a bellwether for the overall U.S. stock market, rose 42.9%, reaching record territory as the period ended, while the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 34.2%. A far more complex story lay beneath those broad gains. Skyrocketing oil and gas prices propelled the energy sector ahead of other sectors, while the financials sector sharply outperformed on strong earnings and rising interest rates. Other cyclically sensitive sectors, such as the information technology and real estate sectors, also outperformed, while more traditionally defensive sectors, such as the utilities and consumer staples sectors, trailed by comparison. U.S. fixed-income markets produced mixed results in the face of inflationary pressures, with high returns among lower-rated bonds compared to their investment-grade counterparts and corporates over government-issued securities.
While there are always winners and losers among various markets, sectors, and individual stocks, today’s top performers are rarely the same as yesterday’s or tomorrow’s. At Schwab Asset Management, we believe the best defense against a shifting investment landscape is a portfolio that’s diversified across a wide variety of asset classes and geographical regions. The Schwab MarketTrack Portfolios offer a convenient way of implementing a diversified, long-term plan based on your risk tolerance and investment goals, combining investments in Schwab Fundamental Index Funds, which select and weight stocks based on fundamental measures of company size rather than market capitalization, traditional market-cap index strategies, and bond funds. In addition, all four funds invest solely in passive strategies, which keeps costs down. For those with a longer time horizon and a greater tolerance for volatility, the Schwab MarketTrack All Equity Portfolio provides a diversified all-stock solution. At the other end of the risk spectrum, the Schwab MarketTrack Conservative Portfolio has a larger allocation to bond holdings for investors who are more risk averse or seeking short-term stability of their investment. The Schwab MarketTrack Growth Portfolio and the Schwab MarketTrack Balanced Portfolio fill out the offerings in between.
Thank you for investing with Schwab Asset Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab MarketTrack Portfolios, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabassetmanagement.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ At Schwab Asset Management, we believe the best defense against a shifting investment landscape is a portfolio that’s diversified across a wide variety of asset classes and geographical regions.”
Fundamental Index is a registered trademark of Research Affiliates LLC.
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds, Laudus Funds, and Schwab ETFs.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab MarketTrack Portfolios
The Investment Environment

For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 42.91% with cyclically sensitive sectors, such as the energy, financials, information technology, and real estate sectors outperforming traditionally defensive sectors, such as the utilities and consumer staples sectors. U.S. small-cap stocks outperformed U.S. large-cap stocks, with the Russell 2000® Index and the Russell 1000® Index returning 50.80% and 43.51%, respectively. Among U.S. large-caps, value stocks slightly outperformed growth stocks, with the Russell 1000® Value Index and Russell 1000® Growth Index returning 43.76% and 43.21%, respectively. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. Among international markets, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 34.18% and the MSCI Emerging Markets Index (Net)* returned 16.96%. The Bloomberg US Aggregate Bond Index returned -0.48% and the FTSE non-US Dollar World Government Bond Index returned -4.32%.
Bolstered by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Congress and U.S. Federal Reserve (Fed) beginning in March 2020, the U.S. economy began to recover from the dramatic impact of the COVID-19 pandemic beginning in the third quarter of 2020. U.S. gross domestic product (GDP) rose at an annualized rate of 4.3% for the fourth quarter of 2020, 6.4% for the first quarter of 2021, and 6.7% for the second quarter of 2021 before falling back to 2.0% for the third quarter of 2021 amid fading government stimuli, persistent inflation, and a new surge in COVID-19 cases. Unemployment, which skyrocketed in April 2020, fell over the reporting period. Inflation, which had remained well below the Fed’s traditional 2% target until it jumped in March 2021, continued to rise through June 2021 and remained elevated through October 2021, largely due to imbalances in the labor market, supply chain bottlenecks, increased consumer demand, particularly for travel-related services early in the reporting period, and higher energy costs.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2021

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab MarketTrack Portfolios
The Investment Environment (continued)

Outside the United States, global economies also displayed resilience but were somewhat more constrained amid continuing struggles against COVID-19 and the emergence and spread of the Delta variant. Oil prices rose through most of the reporting period, except for a dip in July and August, on growing demand and reduced production. In the eurozone, GDP growth jumped in the third quarter of 2020, regaining much of its losses from the second quarter, but turned slightly negative for both the fourth quarter of 2020 and the first quarter of 2021. GDP growth turned positive for the second and third quarters of 2021. The United Kingdom, which was particularly hard-hit by the COVID-19 pandemic, suffered its biggest slump in more than three centuries over the course of 2020, effectively wiping out its growth over the past seven years, but posted a small positive gain in GDP for the first quarter of 2021. The United Kingdom removed many of the country’s stringent restrictions during the summer and posted a strong gain in GDP growth for the second quarter of 2021. Japan’s economy, after rebounding sharply in the third quarter of 2020, posted a positive, albeit smaller, gain in the fourth quarter of 2020. Japan’s economy subsequently contracted in the first quarter of 2021 on a resurgence of COVID-19 cases and slow COVID-19 vaccine rollouts but posted a small gain for the second quarter of 2021. China, the only major economy to avoid contraction in the face of COVID-19 pandemic-related shocks, maintained positive GDP growth in the fourth quarter of 2020. China’s GDP growth accelerated sharply for the first quarter of 2021 before easing for the subsequent two quarters in part because of the political landscape and an emphasis on domestic consumption over globalization. India, after plunging into one of the worst recessions of any major economy, saw its first positive gain in GDP in the fourth quarter of 2020 and posted a sharp jump in GDP growth for the second quarter of 2021.
For the most part, central banks around the world, including the Fed, maintained the low—and for some international central banks, negative—interest rates instituted prior to, and in response to, the COVID-19 pandemic. In the United States, despite improving economic data, the Fed reiterated several times during the reporting period its intention to continue its support of the economy for as long as needed to achieve a full recovery. The Fed maintained the federal funds rate in a range of 0.00% to 0.25% throughout the reporting period. However, as inflation continued to rise for most of 2021, the Fed tightened its stance, signaling that—due to significant progress made on its twin goals of maximum employment and price stability—it could start to reduce its bond-buying program as soon as late 2021 and could begin to raise interest rates in the next 18 months. In developed international markets, most central banks were similarly accommodative while acknowledging that conditions were changing. The European Central Bank held interest rates at 0.00%, unchanged since March 2016, but reduced the pace of its asset purchase program instituted to help counter the economic impacts of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and—despite citing moderately improving conditions—vowed to continue to maintain stability in its financial markets through its ongoing programs. The Bank of England maintained its key official bank rate at 0.1% and continued to support its bond-buying program. Emerging markets were mixed. Central banks in China, India, and Indonesia maintained their low rates to help counter the ongoing effects of the COVID-19 pandemic. Mexico, Brazil, Russia, and Pakistan raised their rates, citing a stronger-than-expected recovery or to counteract the impacts of inflation.
U.S. bond prices drifted lower early in the reporting period, driving yields higher, in anticipation of a new fiscal aid package and hope for economic improvement in 2021. (Bond yields and bond prices typically move in opposite directions.) After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns. The yield on the 10-year U.S. Treasury, which began the reporting period at 0.88%, ended the period at 1.55%. Short-term rates, which have also remained historically low, fell further over the reporting period, with three-month U.S. Treasury yields beginning the period at 0.09% and ending it at 0.05%.
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Schwab MarketTrack Portfolios
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the co-management of the funds. Prior to joining Schwab in 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors (now known as BlackRock).

Patrick Kwok, CFA, Portfolio Manager, is responsible for the co-management of the funds. Previously, Mr. Kwok served as an associate portfolio manager from 2012 to 2016. Prior to that, he worked as a fund administration manager, where he was responsible for oversight of sub-advisers, trading, cash management, and fund administration supporting the Charles Schwab Trust Bank Collective Investment Trusts and multi-asset Schwab Funds. Prior to joining Schwab Asset Management in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also worked for one year at State Street Bank & Trust as a portfolio accountant and pricing specialist.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack All Equity Portfolio as of October 31, 2021

The Schwab MarketTrack All Equity Portfolio (the fund) seeks high capital growth through an all-stock portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. For the 12-month reporting period ended October 31, 2021, the fund remained close to the target allocations of 50% in U.S. large-cap, 30% in international, and 15% in U.S. small cap-stocks. The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way.
Performance. For the 12-month reporting period ended October 31, 2021, the fund returned 43.90%. The fund’s custom blended comparative index, the All Equity Composite Index (the composite index), returned 44.56%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s U.S. equity allocations contributed the most to the total return of the fund. The Schwab S&P 500 Index Fund contributed to the total return of the fund, returning approximately 43% for the reporting period. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the fund, largely due to the Schwab S&P 500 Index Fund’s large position within the fund. The Schwab Fundamental US Large Company Index Fund also contributed to the total return of the fund, returning approximately 51% for the reporting period. The Schwab Small-Cap Index Fund and Schwab Fundamental US Small Company Index Fund also contributed to the total return of the fund, returning approximately 51% and 64%, respectively, for the reporting period. The Schwab U.S. Large-Cap Growth Index Fund also contributed to the total return of the fund, returning approximately 43% for the reporting period.
The fund’s international equity allocations also contributed to the total return of the fund, with the Schwab International Index Fund returning approximately 34% for the reporting period. The Schwab Fundamental International Large Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund also contributed to the total return of the fund, returning approximately 44% and 41%, respectively, for the reporting period, but both detracted from the relative performance of the fund. The Schwab Fundamental International Small Company Index Fund also contributed to the total return of the fund, returning approximately 37% for the reporting period.
The fund’s real estate allocation, Schwab U.S. REIT ETF, also contributed to the total return of the fund, returning approximately 46% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack All Equity Portfolio (5/19/98)	43.90%	14.17%	12.15%
S&P 500® Index	42.91%	18.93%	16.21%
All Equity Composite Index	44.56%	14.70%	12.69%
Fund Category: Morningstar Allocation—85%+ Equity[2]	38.54%	13.79%	11.74%
Fund Expense Ratio[3]: 0.53%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.13% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack All Equity Portfolio
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	11
Portfolio Turnover Rate	6%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Growth Portfolio as of October 31, 2021

The Schwab MarketTrack Growth Portfolio (the fund) seeks high capital growth with less volatility than an all-stock portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes stock, bond, and cash investments. For the 12-month reporting period ended October 31, 2021, the fund remained close to the target allocations of 80% equity, 16% fixed income, and 4% cash and cash equivalents (including money market funds). The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the 12-month reporting period ended October 31, 2021, the fund returned 34.32%. The fund’s custom blended comparative index, the Growth Composite Index (the composite index), returned 35.01%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s U.S. equity allocations contributed the most to the total return of the fund. The Schwab S&P 500 Index Fund contributed to the total return of the fund, returning approximately 43% for the reporting period. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the fund, largely due to the Schwab S&P 500 Index Fund’s large position within the fund. The Schwab Fundamental US Large Company Index Fund also contributed to the total return of the fund, returning approximately 51% for the reporting period. The Schwab Small-Cap Index Fund and Schwab Fundamental US Small Company Index Fund also contributed to the total return of the fund, returning approximately 51% and 64%, respectively, for the reporting period. The Schwab U.S. Large-Cap Growth Index Fund also contributed to the total return of the fund, returning approximately 43% for the reporting period.
The fund’s international equity allocations also contributed to the total return of the fund, with the Schwab International Index Fund returning approximately 34% for the reporting period. The Schwab Fundamental International Large Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund also contributed to the total return of the fund, returning approximately 44% and 41%, respectively, for the reporting period, but both detracted from the relative performance of the fund. The Schwab Fundamental International Small Company Index Fund also contributed to the total return of the fund, returning approximately 37% for the reporting period.
The fund’s real estate allocation, Schwab U.S. REIT ETF, also contributed to the total return of the fund, returning approximately 46% for the reporting period.
The fund’s fixed-income allocation, Schwab U.S. Aggregate Bond Index Fund, detracted from the total return of the fund, returning approximately -1% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack Growth Portfolio (11/20/95)	34.32%	12.28%	10.56%
S&P 500® Index	42.91%	18.93%	16.21%
Bloomberg US Aggregate Bond Index	-0.48%	3.10%	3.00%
Growth Composite Index	35.01%	12.79%	11.07%
Fund Category: Morningstar Allocation—70% to 85% Equity[2]	31.63%	11.72%	9.88%
Fund Expense Ratio[3]: 0.51%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.11% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Growth Portfolio
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	14
Portfolio Turnover Rate	8%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Balanced Portfolio as of October 31, 2021

The Schwab MarketTrack Balanced Portfolio (the fund) seeks both capital growth and income. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes bond, stock and cash investments. For the 12-month reporting period ended October 31, 2021, the fund remained close to the target allocations of 60% equity, 36% fixed income, and 4% cash and cash equivalents (including money market funds). The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the 12-month reporting period ended October 31, 2021, the fund returned 24.66%. The fund’s custom blended comparative index, the Balanced Composite Index (the composite index), returned 25.26%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s U.S. equity allocations contributed the most to the total return of the fund. The Schwab S&P 500 Index Fund contributed to the total return of the fund, returning approximately 43% for the reporting period. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the fund, largely due to the Schwab S&P 500 Index Fund’s large position within the fund. The Schwab Fundamental US Large Company Index Fund also contributed to the total return of the fund, returning approximately 51% for the reporting period. The Schwab Small-Cap Index Fund and Schwab Fundamental US Small Company Index Fund also contributed to the total return of the fund, returning approximately 51% and 64%, respectively, for the reporting period. The Schwab U.S. Large-Cap Growth Index Fund also contributed to the total return of the fund, returning approximately 43% for the reporting period.
The fund’s international equity allocations also contributed to the total return of the fund, with the Schwab International Index Fund returning approximately 34% for the reporting period. The Schwab Fundamental International Large Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund also contributed to the total return of the fund, returning approximately 44% and 41%, respectively, for the reporting period, but both detracted from the relative performance of the fund. The Schwab Fundamental International Small Company Index Fund also contributed to the total return of the fund, returning approximately 37% for the reporting period.
The fund’s real estate allocation, Schwab U.S. REIT ETF, also contributed to the total return of the fund, returning approximately 46% for the reporting period.
The fund’s fixed-income allocation detracted from the total return of the fund. The Schwab U.S. Aggregate Bond Index Fund returned approximately -1% for the reporting period and was the largest detractor from the total return of the fund. The Schwab Short-Term Bond Index Fund also detracted from the total return of the fund, returning approximately -1% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Portfolios  |  Annual Report

Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack Balanced Portfolio (11/20/95)	24.66%	9.93%	8.57%
S&P 500® Index	42.91%	18.93%	16.21%
Bloomberg US Aggregate Bond Index	-0.48%	3.10%	3.00%
Balanced Composite Index	25.26%	10.45%	9.11%
Fund Category: Morningstar Allocation—50% to 70% Equity[2]	25.43%	10.66%	9.15%
Fund Expense Ratio[3]: 0.49%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.09% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Balanced Portfolio
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	15
Portfolio Turnover Rate	10%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Conservative Portfolio as of October 31, 2021

The Schwab MarketTrack Conservative Portfolio (the fund) seeks income and more growth potential than an all-bond portfolio. To pursue its goal, the fund maintains a defined asset allocation. The fund’s target allocation includes bond, stock and cash investments. For the 12-month reporting period ended October 31, 2021, the fund remained close to the target allocations of 56% fixed income, 40% equity, and 4% cash and cash equivalents (including money market funds). The fund invests mainly in other affiliated Schwab Funds, including index funds and exchange-traded funds (ETFs), which seek to track or replicate the total returns of various market indices. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the 12-month reporting period ended October 31, 2021, the fund returned 15.50%. The fund’s custom blended comparative index, the Conservative Composite Index (the composite index), returned 16.15%.
Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the composite index.
The fund’s U.S. equity allocations contributed the most to the total return of the fund. The Schwab S&P 500 Index Fund contributed to the total return of the fund, returning approximately 43% for the reporting period. The Schwab S&P 500 Index Fund was the largest contributor to the total return of the fund, largely due to the Schwab S&P 500 Index Fund’s large position within the fund. The Schwab Fundamental US Large Company Index Fund also contributed to the total return of the fund, returning approximately 51% for the reporting period. The Schwab Small-Cap Index Fund and Schwab Fundamental US Small Company Index Fund also contributed to the total return of the fund, returning approximately 51% and 64%, respectively, for the reporting period. The Schwab U.S. Large-Cap Growth Index Fund also contributed to the total return of the fund, returning approximately 43% for the reporting period.
The fund’s international equity allocations also contributed to the total return of the fund, with the Schwab International Index Fund returning approximately 34% for the reporting period. The Schwab Fundamental International Large Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund also contributed to the total return of the fund, returning approximately 44% and 41%, respectively, for the reporting period, but both detracted from the relative performance of the fund. The Schwab Fundamental International Small Company Index Fund also contributed to the total return of the fund, returning approximately 37% for the reporting period.
The fund’s real estate allocation, Schwab U.S. REIT ETF, also contributed to the total return of the fund, returning approximately 46% for the reporting period.
The fund’s fixed-income allocation detracted from the total return of the fund. The Schwab U.S. Aggregate Bond Index Fund returned approximately -1% for the reporting period and was the largest detractor from the total return of the fund. The Schwab Short-Term Bond Index Fund also detracted from the total return of the fund, returning approximately -1% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab MarketTrack Conservative Portfolio (11/20/95)	15.50%	7.45%	6.47%
S&P 500® Index	42.91%	18.93%	16.21%
Bloomberg US Aggregate Bond Index	-0.48%	3.10%	3.00%
Conservative Composite Index	16.15%	8.03%	7.08%
Fund Category: Morningstar Allocation—30% to 50% Equity[2]	16.46%	7.43%	6.59%
Fund Expense Ratio[3]: 0.50%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.08% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Reflects the total annual fund operating expenses without contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab MarketTrack Conservative Portfolio
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	15
Portfolio Turnover Rate	13%
Asset Class Weightings % of Investments1

Top Holdings % of Net Assets2,3

Portfolio holdings may have changed since the report date.
Small-company stocks are subject to greater volatility than many other asset classes.
International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.
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Schwab MarketTrack Portfolios
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2021 and held through October 31, 2021.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED)[1,2]	EFFECTIVE EXPENSE RATIO (ANNUALIZED)[3,4]	BEGINNING ACCOUNT VALUE AT 5/1/21	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/21	EXPENSES PAID DURING PERIOD 5/1/21-10/31/21[2,5]	EFFECTIVE EXPENSES PAID DURING PERIOD 5/1/21-10/31/21[4,5]
Schwab MarketTrack All Equity Portfolio
Actual Return	0.38%	0.50%	$1,000.00	$1,070.30	$1.98	$2.61
Hypothetical 5% Return	0.38%	0.50%	$1,000.00	$1,023.29	$1.94	$2.55
Schwab MarketTrack Growth Portfolio
Actual Return	0.38%	0.48%	$1,000.00	$1,058.60	$1.97	$2.49
Hypothetical 5% Return	0.38%	0.48%	$1,000.00	$1,023.29	$1.94	$2.45
Schwab MarketTrack Balanced Portfolio
Actual Return	0.39%	0.48%	$1,000.00	$1,046.70	$2.01	$2.48
Hypothetical 5% Return	0.39%	0.48%	$1,000.00	$1,023.24	$1.99	$2.45
Schwab MarketTrack Conservative Portfolio
Actual Return	0.40%	0.47%	$1,000.00	$1,033.40	$2.05	$2.41
Hypothetical 5% Return	0.40%	0.47%	$1,000.00	$1,023.19	$2.04	$2.40

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expenses and the expense ratio; may differ from the acquired fund fees and expenses and the expense ratio in the prospectus.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab MarketTrack All Equity Portfolio
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$17.73	$19.15	$18.33	$18.76	$15.90
Income (loss) from investment operations:
Net investment income (loss)[1]	0.29	0.37	0.31	0.28	0.27
Net realized and unrealized gains (losses)	7.21	(0.54)	1.30	(0.05)	3.33
Total from investment operations	7.50	(0.17)	1.61	0.23	3.60
Less distributions:
Distributions from net investment income	(0.21)	(0.53)	(0.36)	(0.33)	(0.30)
Distributions from net realized gains	(1.13)	(0.72)	(0.43)	(0.33)	(0.44)
Total distributions	(1.34)	(1.25)	(0.79)	(0.66)	(0.74)
Net asset value at end of period	$23.89	$17.73	$19.15	$18.33	$18.76
Total return	43.90%	(1.35%)	9.58%	1.10%	23.33%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.38%	0.40%	0.40%	0.39%	0.40%
Gross operating expenses[2]	0.38%	0.40%	0.40%	0.39%	0.40%
Net investment income (loss)	1.33%	2.08%	1.72%	1.46%	1.56%
Portfolio turnover rate	6%	18%	6%	5%	5%
Net assets, end of period (x 1,000,000)	$861	$623	$691	$660	$662

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
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Schwab MarketTrack All Equity Portfolio
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 99.6% OF NET ASSETS

U.S. Stocks 65.0%
Large-Cap 50.3%
Schwab Fundamental US Large Company Index Fund	5,034,773	116,756,387
Schwab S&P 500 Index Fund	3,824,107	272,314,653
Schwab U.S. Large-Cap Growth Index Fund	489,481	43,676,384
		432,747,424
Small-Cap 14.7%
Schwab Fundamental US Small Company Index Fund	1,998,504	38,611,103
Schwab Small-Cap Index Fund	2,207,906	88,250,003
		126,861,106
		559,608,530

International Stocks 29.6%
Developed Markets 24.6%
Schwab Fundamental International Large Company Index Fund	4,842,648	51,138,365
Schwab Fundamental International Small Company Index Fund	2,740,475	42,258,117
Schwab International Index Fund	4,846,368	118,493,690
		211,890,172
Emerging Markets 5.0%
Schwab Fundamental Emerging Markets Large Company Index Fund	4,151,170	42,507,983
		254,398,155

SECURITY	NUMBER OF SHARES	VALUE ($)
Real Estate 5.0%
U.S. REITs 5.0%
Schwab U.S. REIT ETF	885,552	43,312,349
Total Affiliated Underlying Funds (Cost $423,956,518)		857,319,034

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 0.3% OF NET ASSETS

Time Deposits 0.3%
Citibank NA
0.01%, 11/01/21 (a)	2,909,552	2,909,552
Total Short-Term Investments (Cost $2,909,552)		2,909,552
Total Investments in Securities (Cost $426,866,070)		860,228,586

(a)	The rate shown is the current daily overnight rate.

ETF —	Exchange traded fund
REIT —	Real Estate Investment Trust

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Schwab MarketTrack All Equity Portfolio
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 99.6% OF NET ASSETS

U.S. Stocks 65.0%
Large-Cap 50.3%
Schwab Fundamental US Large Company Index Fund	$83,840,241	$5,809,078	($9,023,034)	$1,497,534	$34,632,568	$116,756,387	5,034,773	$5,809,078
Schwab S&P 500 Index Fund	194,769,310	11,458,503	(14,513,290)	2,795,951	77,804,179	272,314,653	3,824,107	4,038,503
Schwab U.S. Large-Cap Growth Index Fund	31,408,980	691,223	(1,818,224)	579,278	12,815,127	43,676,384	489,481	241,223
						432,747,424
Small-Cap 14.7%
Schwab Fundamental US Small Company Index Fund	29,146,693	483,721	(7,360,000)	1,306,868	15,033,821	38,611,103	1,998,504	483,721
Schwab Small-Cap Index Fund	64,874,595	6,894,039	(12,432,294)	5,444,986	23,468,677	88,250,003	2,207,906	1,985,899
						126,861,106
						559,608,530

International Stocks 29.6%
Developed Markets 24.6%
Schwab Fundamental International Large Company Index Fund	37,247,617	3,890,964	(4,890,810)	307,658	14,582,936	51,138,365	4,842,648	1,066,811
Schwab Fundamental International Small Company Index Fund	31,385,635	1,852,182	(1,713,277)	44,891	10,688,686	42,258,117	2,740,475	735,350
Schwab International Index Fund	84,989,194	10,570,346	(4,540,700)	141,418	27,333,432	118,493,690	4,846,368	1,897,604
						211,890,172
Emerging Markets 5.0%
Schwab Fundamental Emerging Markets Large Company Index Fund	31,985,158	2,019,621	(2,870,000)	(84,839)	11,458,043	42,507,983	4,151,170	1,095,412
						254,398,155

Real Estate 5.0%
U.S. REITs 5.0%
Schwab U.S. REIT ETF	30,585,050	2,213,138	(3,095,984)	286,380	13,323,765	43,312,349	885,552	864,725
Total Affiliated Underlying Funds	$620,232,473	$45,882,815	($62,257,613)	$12,320,125	$241,141,234	$857,319,034		$18,218,326

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$857,319,034	$—	$—	$857,319,034
Short-Term Investments[1]	—	2,909,552	—	2,909,552
Total	$857,319,034	$2,909,552	$—	$860,228,586

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
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Schwab MarketTrack All Equity Portfolio
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $423,956,518)		$857,319,034
Investments in securities, at value - unaffiliated (cost $2,909,552)		2,909,552
Receivables:
Investments sold		6,127,869
Fund shares sold		287,018
Prepaid expenses	+	15,663
Total assets		866,659,136
Liabilities
Payables:
Investments bought		4,866,075
Fund shares redeemed		189,877
Shareholder service fees		170,296
Investment adviser and administrator fees		93,308
Accrued expenses	+	72,367
Total liabilities		5,391,923
Net assets		$861,267,213
Net Assets by Source
Capital received from investors		$421,662,211
Total distributable earnings	+	439,605,002
Net assets		$861,267,213

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$861,267,213		36,054,376		$23.89

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Schwab MarketTrack All Equity Portfolio
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$13,587,159
Interest received from securities - unaffiliated	+	1,249
Total investment income		13,588,408
Expenses
Shareholder service fees		1,886,223
Investment adviser and administrator fees		1,029,414
Registration fees		32,012
Portfolio accounting fees		27,730
Shareholder reports		27,172
Professional fees		21,290
Independent trustees’ fees		9,514
Transfer agent fees		6,599
Other expenses	+	9,439
Total expenses		3,049,393
Expense reduction by investment adviser and its affiliates	–	6,599
Net expenses	–	3,042,794
Net investment income		10,545,614
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		4,631,167
Net realized gains on sales of securities - affiliated	+	12,320,125
Net realized gains		16,951,292
Net change in unrealized appreciation (depreciation) on securities - affiliated	+	241,141,234
Net realized and unrealized gains		258,092,526
Increase in net assets resulting from operations		$268,638,140
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Schwab MarketTrack All Equity Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$10,545,614	$13,459,757
Net realized gains		16,951,292	40,017,288
Net change in unrealized appreciation (depreciation)	+	241,141,234	(65,160,116)
Increase (decrease) in net assets from operations		$268,638,140	($11,683,071)
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($46,815,289)	($44,690,295)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,230,265	$70,646,900	4,011,146	$68,570,719
Shares reinvested		2,118,421	41,923,540	2,115,919	40,244,771
Shares redeemed	+	(4,430,219)	(96,220,989)	(7,060,916)	(120,148,036)
Net transactions in fund shares		918,467	$16,349,451	(933,851)	($11,332,546)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,135,909	$623,094,911	36,069,760	$690,800,823
Total increase (decrease)	+	918,467	238,172,302	(933,851)	(67,705,912)
End of period		36,054,376	$861,267,213	35,135,909	$623,094,911
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Schwab MarketTrack Growth Portfolio
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$22.42	$23.54	$22.67	$23.47	$20.54
Income (loss) from investment operations:
Net investment income (loss)[1]	0.35	0.43	0.41	0.37	0.34
Net realized and unrealized gains (losses)	7.03	(0.20)	1.62	(0.04)	3.37
Total from investment operations	7.38	0.23	2.03	0.33	3.71
Less distributions:
Distributions from net investment income	(0.39)	(0.47)	(0.45)	(0.40)	(0.36)
Distributions from net realized gains	(1.57)	(0.88)	(0.71)	(0.73)	(0.42)
Total distributions	(1.96)	(1.35)	(1.16)	(1.13)	(0.78)
Net asset value at end of period	$27.84	$22.42	$23.54	$22.67	$23.47
Total return	34.32%	0.74%	9.86%	1.28%	18.52%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.39%	0.39%	0.40%	0.39%	0.40%
Gross operating expenses[2]	0.39%	0.40%	0.40%	0.39%	0.40%
Net investment income (loss)	1.33%	1.92%	1.82%	1.59%	1.57%
Portfolio turnover rate	8%	19%	7%	7%	20% [3]
Net assets, end of period (x 1,000,000)	$982	$748	$817	$783	$804

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 6% without including these transactions. There were no transaction costs associated with these transactions.
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Schwab MarketTrack Growth Portfolio
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 98.5% OF NET ASSETS

U.S. Stocks 56.4%
Large-Cap 43.7%
Schwab Fundamental US Large Company Index Fund	5,090,233	118,042,501
Schwab S&P 500 Index Fund	3,896,924	277,499,962
Schwab U.S. Large-Cap Growth Index Fund	371,182	33,120,533
		428,662,996
Small-Cap 12.7%
Schwab Fundamental US Small Company Index Fund	1,945,207	37,581,408
Schwab Small-Cap Index Fund	2,184,857	87,328,739
		124,910,147
		553,573,143

International Stocks 19.7%
Developed Markets 16.4%
Schwab Fundamental International Large Company Index Fund	3,693,588	39,004,287
Schwab Fundamental International Small Company Index Fund	2,083,766	32,131,665
Schwab International Index Fund	3,673,839	89,825,363
		160,961,315
Emerging Markets 3.3%
Schwab Fundamental Emerging Markets Large Company Index Fund	3,227,899	33,053,688
		194,015,003

Real Estate 4.1%
U.S. REITs 4.1%
Schwab U.S. REIT ETF	822,870	40,246,572

SECURITY	NUMBER OF SHARES	VALUE ($)
Fixed Income 15.8%
Intermediate-Term Bond 15.8%
Schwab U.S. Aggregate Bond Index Fund	14,886,314	155,413,117

Money Market Funds 2.5%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	24,565,322	24,572,691
Total Affiliated Underlying Funds (Cost $517,809,496)		967,820,526

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 1.3% OF NET ASSETS

Time Deposits 1.3%
Barclays Capital, Inc.
0.01%, 11/01/21 (b)	2,319,235	2,319,235
Royal Bank of Canada
0.01%, 11/01/21 (b)	9,841,779	9,841,779
Total Short-Term Investments (Cost $12,161,014)		12,161,014
Total Investments in Securities (Cost $529,970,510)		979,981,540

(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

ETF —	Exchange traded fund
REIT —	Real Estate Investment Trust

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Schwab MarketTrack Growth Portfolio
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 98.5% OF NET ASSETS

U.S. Stocks 56.4%
Large-Cap 43.7%
Schwab Fundamental US Large Company Index Fund	$89,154,595	$6,035,161	($14,473,030)	$2,565,609	$34,760,166	$118,042,501	5,090,233	$6,035,161
Schwab S&P 500 Index Fund	208,797,893	4,769,428	(19,882,484)	12,247,085	71,568,040	277,499,962	3,896,924	4,269,428
Schwab U.S. Large-Cap Growth Index Fund	25,481,188	195,697	(3,115,000)	1,182,062	9,376,586	33,120,533	371,182	195,697
						428,662,996
Small-Cap 12.7%
Schwab Fundamental US Small Company Index Fund	29,234,040	482,019	(8,190,000)	1,365,390	14,689,959	37,581,408	1,945,207	482,019
Schwab Small-Cap Index Fund	67,813,605	7,394,969	(17,475,000)	9,067,968	20,527,197	87,328,739	2,184,857	1,994,969
						124,910,147
						553,573,143

International Stocks 19.7%
Developed Markets 16.4%
Schwab Fundamental International Large Company Index Fund	30,102,153	1,561,877	(4,320,001)	250,380	11,409,878	39,004,287	3,693,588	831,876
Schwab Fundamental International Small Company Index Fund	25,073,791	575,777	(1,970,000)	163,242	8,288,855	32,131,665	2,083,766	575,777
Schwab International Index Fund	69,700,927	3,524,557	(5,300,000)	669,751	21,230,128	89,825,363	3,673,839	1,504,558
						160,961,315
Emerging Markets 3.3%
Schwab Fundamental Emerging Markets Large Company Index Fund	24,569,478	1,108,894	(1,545,000)	(278)	8,920,594	33,053,688	3,227,899	848,893
						194,015,003

Real Estate 4.1%
U.S. REITs 4.1%
Schwab U.S. REIT ETF	27,689,578	1,682,639	(1,439,682)	162,649	12,151,388	40,246,572	822,870	784,661

Fixed Income 15.8%
Intermediate-Term Bond 15.8%
Schwab U.S. Aggregate Bond Index Fund	121,379,029	39,769,374	(1,800,000)	(18,453)	(3,916,833)	155,413,117	14,886,314	3,082,091

Money Market Funds 2.5%
Schwab Variable Share Price Money Fund, Ultra Shares	19,567,411	5,007,237	—	—	(1,957)	24,572,691	24,565,322	7,287
Total Affiliated Underlying Funds	$738,563,688	$72,107,629	($79,510,197)	$27,655,405	$209,004,001	$967,820,526		$20,612,417

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
28
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$967,820,526	$—	$—	$967,820,526
Short-Term Investments[1]	—	12,161,014	—	12,161,014
Total	$967,820,526	$12,161,014	$—	$979,981,540

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
29
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $517,809,496)		$967,820,526
Investments in securities, at value - unaffiliated (cost $12,161,014)		12,161,014
Receivables:
Investments sold		5,717,749
Fund shares sold		307,422
Dividends		258,596
Prepaid expenses	+	24,088
Total assets		986,289,395
Liabilities
Payables:
Investments bought		3,259,098
Fund shares redeemed		405,158
Shareholder service fees		197,977
Investment adviser and administrator fees		106,638
Accrued expenses	+	74,642
Total liabilities		4,043,513
Net assets		$982,245,882
Net Assets by Source
Capital received from investors		$501,453,349
Total distributable earnings	+	480,792,533
Net assets		$982,245,882

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$982,245,882		35,275,579		$27.84

30
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$15,696,180
Interest received from securities - unaffiliated	+	1,881
Total investment income		15,698,061
Expenses
Shareholder service fees		2,200,153
Investment adviser and administrator fees		1,183,320
Registration fees		35,322
Portfolio accounting fees		28,947
Shareholder reports		26,407
Professional fees		21,547
Independent trustees’ fees		9,898
Transfer agent fees		6,236
Custodian fees		66
Other expenses	+	10,548
Total expenses		3,522,444
Expense reduction by investment adviser and its affiliates	–	6,236
Net expenses	–	3,516,208
Net investment income		12,181,853
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		4,916,237
Net realized gains on sales of securities - affiliated	+	27,655,405
Net realized gains		32,571,642
Net change in unrealized appreciation (depreciation) on securities - affiliated	+	209,004,001
Net realized and unrealized gains		241,575,643
Increase in net assets resulting from operations		$253,757,496
31
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Growth Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$12,181,853	$14,877,513
Net realized gains		32,571,642	51,128,856
Net change in unrealized appreciation (depreciation)	+	209,004,001	(62,556,859)
Increase in net assets from operations		$253,757,496	$3,449,510
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($64,608,050)	($46,215,156)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,644,847	$94,749,475	3,194,314	$69,920,922
Shares reinvested		2,487,105	59,466,671	1,816,570	42,344,247
Shares redeemed	+	(4,239,705)	(109,611,696)	(6,318,253)	(137,539,154)
Net transactions in fund shares		1,892,247	$44,604,450	(1,307,369)	($25,273,985)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		33,383,332	$748,491,986	34,690,701	$816,531,617
Total increase (decrease)	+	1,892,247	233,753,896	(1,307,369)	(68,039,631)
End of period		35,275,579	$982,245,882	33,383,332	$748,491,986
32
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$18.38	$18.75	$18.24	$19.12	$17.35
Income (loss) from investment operations:
Net investment income (loss)[1]	0.28	0.35	0.36	0.34	0.30
Net realized and unrealized gains (losses)	4.11	0.10	1.32	(0.24)	2.02
Total from investment operations	4.39	0.45	1.68	0.10	2.32
Less distributions:
Distributions from net investment income	(0.32)	(0.39)	(0.39)	(0.33)	(0.30)
Distributions from net realized gains	(0.92)	(0.43)	(0.78)	(0.65)	(0.25)
Total distributions	(1.24)	(0.82)	(1.17)	(0.98)	(0.55)
Net asset value at end of period	$21.53	$18.38	$18.75	$18.24	$19.12
Total return	24.66%	2.37%	10.14%	0.44%	13.71%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.39%	0.40%	0.40%	0.40%	0.40%
Gross operating expenses[2]	0.39%	0.40%	0.40%	0.40%	0.40%
Net investment income (loss)	1.39%	1.91%	1.99%	1.79%	1.67%
Portfolio turnover rate	10%	22%	11%	8%	46% [3]
Net assets, end of period (x 1,000,000)	$655	$518	$545	$515	$551

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 10% without including these transactions. There were no transaction costs associated with these transactions.
33
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 98.6% OF NET ASSETS

U.S. Stocks 42.3%
Large-Cap 33.3%
Schwab Fundamental US Large Company Index Fund	2,547,903	59,085,860
Schwab S&P 500 Index Fund	1,955,041	139,218,494
Schwab U.S. Large-Cap Growth Index Fund	222,559	19,858,952
		218,163,306
Small-Cap 9.0%
Schwab Fundamental US Small Company Index Fund	943,019	18,219,135
Schwab Small-Cap Index Fund	1,017,190	40,657,077
		58,876,212
		277,039,518

International Stocks 14.8%
Developed Markets 12.4%
Schwab Fundamental International Large Company Index Fund	1,899,784	20,061,722
Schwab Fundamental International Small Company Index Fund	1,034,050	15,945,045
Schwab International Index Fund	1,842,192	45,041,593
		81,048,360
Emerging Markets 2.4%
Schwab Fundamental Emerging Markets Large Company Index Fund	1,554,074	15,913,718
		96,962,078

Real Estate 3.1%
U.S. REITs 3.1%
Schwab U.S. REIT ETF	414,670	20,281,510

SECURITY	NUMBER OF SHARES	VALUE ($)
Fixed Income 35.8%
Intermediate-Term Bond 34.9%
Schwab U.S. Aggregate Bond Index Fund	21,871,439	228,337,823
Short-Term Bond 0.9%
Schwab Short-Term Bond Index Fund	607,755	6,193,020
		234,530,843

Money Market Funds 2.6%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	16,766,005	16,771,034
Total Affiliated Underlying Funds (Cost $412,716,247)		645,584,983

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 1.4% OF NET ASSETS

Time Deposits 1.4%
JPMorgan Chase Bank NA
0.01%, 11/01/21 (b)	6,553,618	6,553,618
Skandinaviska Enskilda Banken AB
0.01%, 11/01/21 (b)	2,572,500	2,572,500
Total Short-Term Investments (Cost $9,126,118)		9,126,118
Total Investments in Securities (Cost $421,842,365)		654,711,101

(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

ETF —	Exchange traded fund
REIT —	Real Estate Investment Trust

34
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 98.6% OF NET ASSETS

U.S. Stocks 42.3%
Large-Cap 33.3%
Schwab Fundamental US Large Company Index Fund	$46,214,451	$3,052,690	($9,150,224)	$1,606,224	$17,362,719	$59,085,860	2,547,903	$3,052,690
Schwab S&P 500 Index Fund	108,431,681	5,685,618	(17,638,660)	8,798,840	33,941,015	139,218,494	1,955,041	2,185,619
Schwab U.S. Large-Cap Growth Index Fund	16,142,289	117,843	(2,919,139)	1,073,078	5,444,881	19,858,952	222,559	117,843
						218,163,306
Small-Cap 9.0%
Schwab Fundamental US Small Company Index Fund	14,419,988	229,901	(4,260,000)	691,344	7,137,902	18,219,135	943,019	229,901
Schwab Small-Cap Index Fund	33,339,271	2,396,832	(9,430,000)	5,256,327	9,094,647	40,657,077	1,017,190	966,833
						58,876,212
						277,039,518

International Stocks 14.8%
Developed Markets 12.4%
Schwab Fundamental International Large Company Index Fund	15,545,027	1,544,291	(2,970,000)	267,766	5,674,638	20,061,722	1,899,784	424,291
Schwab Fundamental International Small Company Index Fund	13,085,236	558,030	(2,040,060)	429,631	3,912,208	15,945,045	1,034,050	288,030
Schwab International Index Fund	35,858,755	2,447,304	(4,413,757)	536,458	10,612,833	45,041,593	1,842,192	767,029
						81,048,360
Emerging Markets 2.4%
Schwab Fundamental Emerging Markets Large Company Index Fund	12,691,376	477,486	(1,830,000)	302,450	4,272,406	15,913,718	1,554,074	427,486
						96,962,078

Real Estate 3.1%
U.S. REITs 3.1%
Schwab U.S. REIT ETF	13,880,515	1,943,511	(1,907,942)	132,241	6,233,185	20,281,510	414,670	406,407

Fixed Income 35.8%
Intermediate-Term Bond 34.9%
Schwab U.S. Aggregate Bond Index Fund	182,212,199	58,294,764	(6,220,000)	(184,273)	(5,764,867)	228,337,823	21,871,439	4,584,041
Short-Term Bond 0.9%
Schwab Short-Term Bond Index Fund	5,403,247	889,040	—	—	(99,267)	6,193,020	607,755	69,052
						234,530,843

Money Market Funds 2.6%
Schwab Variable Share Price Money Fund, Ultra Shares	13,767,457	3,004,953	—	—	(1,376)	16,771,034	16,766,005	4,981
Total Affiliated Underlying Funds	$510,991,492	$80,642,263	($62,779,782)	$18,910,086	$97,820,924	$645,584,983		$13,524,203

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
35
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$645,584,983	$—	$—	$645,584,983
Short-Term Investments[1]	—	9,126,118	—	9,126,118
Total	$645,584,983	$9,126,118	$—	$654,711,101

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the underlying mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
36
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $412,716,247)		$645,584,983
Investments in securities, at value - unaffiliated (cost $9,126,118)		9,126,118
Receivables:
Investments sold		6,363,746
Dividends		384,121
Fund shares sold		111,995
Prepaid expenses	+	20,924
Total assets		661,591,887
Liabilities
Payables:
Investments bought		6,342,109
Shareholder service fees		133,284
Fund shares redeemed		110,772
Investment adviser and administrator fees		71,348
Accrued expenses	+	58,331
Total liabilities		6,715,844
Net assets		$654,876,043
Net Assets by Source
Capital received from investors		$402,686,535
Total distributable earnings	+	252,189,508
Net assets		$654,876,043

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$654,876,043		30,416,020		$21.53

37
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$10,904,235
Interest received from securities - unaffiliated	+	1,261
Total investment income		10,905,496
Expenses
Shareholder service fees		1,484,127
Investment adviser and administrator fees		794,727
Registration fees		34,803
Portfolio accounting fees		25,972
Professional fees		20,944
Shareholder reports		15,028
Independent trustees’ fees		8,960
Transfer agent fees		4,654
Other expenses	+	8,221
Total expenses		2,397,436
Expense reduction by investment adviser and its affiliates	–	4,654
Net expenses	–	2,392,782
Net investment income		8,512,714
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		2,619,968
Net realized gains on sales of securities - affiliated	+	18,910,086
Net realized gains		21,530,054
Net change in unrealized appreciation (depreciation) on securities - affiliated	+	97,820,924
Net realized and unrealized gains		119,350,978
Increase in net assets resulting from operations		$127,863,692
38
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Balanced Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$8,512,714	$10,037,628
Net realized gains		21,530,054	25,599,831
Net change in unrealized appreciation (depreciation)	+	97,820,924	(23,944,151)
Increase in net assets from operations		$127,863,692	$11,693,308
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($34,781,810)	($23,741,670)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,679,194	$95,523,630	3,534,438	$63,437,613
Shares reinvested		1,640,068	31,604,119	1,162,605	21,612,831
Shares redeemed	+	(4,058,104)	(82,952,722)	(5,586,534)	(99,936,630)
Net transactions in fund shares		2,261,158	$44,175,027	(889,491)	($14,886,186)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		28,154,862	$517,619,134	29,044,353	$544,553,682
Total increase (decrease)	+	2,261,158	137,256,909	(889,491)	(26,934,548)
End of period		30,416,020	$654,876,043	28,154,862	$517,619,134
39
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Conservative Portfolio
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$16.50	$16.43	$15.63	$16.27	$15.31
Income (loss) from investment operations:
Net investment income (loss)[1]	0.26	0.30	0.35	0.31	0.27
Net realized and unrealized gains (losses)	2.27	0.27	1.18	(0.38)	1.09
Total from investment operations	2.53	0.57	1.53	(0.07)	1.36
Less distributions:
Distributions from net investment income	(0.27)	(0.31)	(0.36)	(0.32)	(0.28)
Distributions from net realized gains	(0.29)	(0.19)	(0.37)	(0.25)	(0.12)
Total distributions	(0.56)	(0.50)	(0.73)	(0.57)	(0.40)
Net asset value at end of period	$18.47	$16.50	$16.43	$15.63	$16.27
Total return	15.50%	3.57%	10.31%	(0.49%)	9.07%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.41%	0.42%	0.43%	0.41%	0.42%
Gross operating expenses[2]	0.41%	0.42%	0.43%	0.41%	0.42%
Net investment income (loss)	1.45%	1.84%	2.19%	1.93%	1.71%
Portfolio turnover rate	13%	35%	26%	9%	74% [3]
Net assets, end of period (x 1,000,000)	$335	$279	$263	$239	$251

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 23% without including these transactions. There were no transaction costs associated with these transactions.
40
Schwab MarketTrack Portfolios  |  Annual Report
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Schwab MarketTrack Conservative Portfolio
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 98.8% OF NET ASSETS

U.S. Stocks 28.2%
Large-Cap 22.2%
Schwab Fundamental US Large Company Index Fund	864,566	20,049,297
Schwab S&P 500 Index Fund	665,701	47,404,594
Schwab U.S. Large-Cap Growth Index Fund	77,981	6,958,268
		74,412,159
Small-Cap 6.0%
Schwab Fundamental US Small Company Index Fund	306,249	5,916,724
Schwab Small-Cap Index Fund	355,706	14,217,551
		20,134,275
		94,546,434

International Stocks 9.9%
Developed Markets 8.3%
Schwab Fundamental International Large Company Index Fund	633,584	6,690,648
Schwab Fundamental International Small Company Index Fund	372,511	5,744,117
Schwab International Index Fund	636,685	15,566,944
		28,001,709
Emerging Markets 1.6%
Schwab Fundamental Emerging Markets Large Company Index Fund	520,385	5,328,747
		33,330,456

Real Estate 2.1%
U.S. REITs 2.1%
Schwab U.S. REIT ETF	141,329	6,912,401

SECURITY	NUMBER OF SHARES	VALUE ($)
Fixed Income 55.8%
Intermediate-Term Bond 54.9%
Schwab U.S. Aggregate Bond Index Fund	17,615,000	183,900,598
Short-Term Bond 0.9%
Schwab Short-Term Bond Index Fund	312,258	3,181,909
		187,082,507

Money Market Funds 2.8%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	9,218,067	9,220,832
Total Affiliated Underlying Funds (Cost $249,460,306)		331,092,630

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 1.3% OF NET ASSETS

Time Deposits 1.3%
Barclays Bank PLC
0.01%, 11/01/21 (b)	919,551	919,551
Citibank NA
0.01%, 11/01/21 (b)	3,347,646	3,347,646
Total Short-Term Investments (Cost $4,267,197)		4,267,197
Total Investments in Securities (Cost $253,727,503)		335,359,827

(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

ETF —	Exchange traded fund
REIT —	Real Estate Investment Trust

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Schwab MarketTrack Conservative Portfolio
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 98.8% OF NET ASSETS

U.S. Stocks 28.2%
Large-Cap 22.2%
Schwab Fundamental US Large Company Index Fund	$16,751,890	$1,945,348	($5,129,236)	$718,411	$5,762,884	$20,049,297	864,566	$1,050,414
Schwab S&P 500 Index Fund	39,174,699	5,407,255	(11,802,513)	5,662,573	8,962,580	47,404,594	665,701	742,125
Schwab U.S. Large-Cap Growth Index Fund	5,642,623	40,130	(941,452)	306,418	1,910,549	6,958,268	77,981	40,130
						74,412,159
Small-Cap 6.0%
Schwab Fundamental US Small Company Index Fund	4,832,284	499,002	(2,056,929)	431,574	2,210,793	5,916,724	306,249	79,002
Schwab Small-Cap Index Fund	11,934,226	1,266,909	(3,924,616)	2,164,787	2,776,245	14,217,551	355,706	326,907
						20,134,275
						94,546,434

International Stocks 9.9%
Developed Markets 8.3%
Schwab Fundamental International Large Company Index Fund	5,488,699	735,584	(1,610,000)	238,321	1,838,044	6,690,648	633,584	145,584
Schwab Fundamental International Small Company Index Fund	4,866,268	738,092	(1,340,000)	199,904	1,279,853	5,744,117	372,511	98,092
Schwab International Index Fund	12,901,329	861,112	(1,987,433)	217,584	3,574,352	15,566,944	636,685	261,112
						28,001,709
Emerging Markets 1.6%
Schwab Fundamental Emerging Markets Large Company Index Fund	4,603,691	151,585	(1,033,458)	174,532	1,432,397	5,328,747	520,385	151,585
						33,330,456

Real Estate 2.1%
U.S. REITs 2.1%
Schwab U.S. REIT ETF	5,577,477	174,795	(1,030,561)	(94,305)	2,284,995	6,912,401	141,329	137,693

Fixed Income 55.8%
Intermediate-Term Bond 54.9%
Schwab U.S. Aggregate Bond Index Fund	153,199,010	45,136,539	(9,772,590)	(93,771)	(4,568,590)	183,900,598	17,615,000	3,657,325
Short-Term Bond 0.9%
Schwab Short-Term Bond Index Fund	2,968,009	265,013	—	—	(51,113)	3,181,909	312,258	36,019
						187,082,507

Money Market Funds 2.8%
Schwab Variable Share Price Money Fund, Ultra Shares	9,218,973	2,780	—	—	(921)	9,220,832	9,218,067	2,772
Total Affiliated Underlying Funds	$277,159,178	$57,224,144	($40,628,788)	$9,926,028	$27,412,068	$331,092,630		$6,728,760

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
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Schwab MarketTrack Conservative Portfolio
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$331,092,630	$—	$—	$331,092,630
Short-Term Investments[1]	—	4,267,197	—	4,267,197
Total	$331,092,630	$4,267,197	$—	$335,359,827

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds and ETFs are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds and ETFs, which could be Level 1, Level 2 or Level 3.
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Schwab MarketTrack Conservative Portfolio
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $249,460,306)		$331,092,630
Investments in securities, at value - unaffiliated (cost $4,267,197)		4,267,197
Receivables:
Investments sold		2,399,573
Fund shares sold		604,756
Dividends		303,546
Prepaid expenses	+	18,411
Total assets		338,686,113
Liabilities
Payables:
Investments bought		3,333,414
Fund shares redeemed		90,985
Shareholder service fees		67,485
Investment adviser and administrator fees		35,851
Accrued expenses	+	48,572
Total liabilities		3,576,307
Net assets		$335,109,806
Net Assets by Source
Capital received from investors		$245,706,471
Total distributable earnings	+	89,403,335
Net assets		$335,109,806

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$335,109,806		18,138,912		$18.47

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Schwab MarketTrack Conservative Portfolio
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$5,728,339
Interest received from securities - unaffiliated	+	575
Total investment income		5,728,914
Expenses
Shareholder service fees		754,640
Investment adviser and administrator fees		401,039
Registration fees		34,467
Portfolio accounting fees		23,163
Professional fees		20,335
Independent trustees’ fees		8,002
Shareholder reports		7,837
Transfer agent fees		2,804
Custodian fees		471
Other expenses	+	5,853
Total expenses		1,258,611
Expense reduction by investment adviser and its affiliates	–	2,804
Net expenses	–	1,255,807
Net investment income		4,473,107
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		1,000,421
Net realized gains on sales of securities - affiliated	+	9,926,028
Net realized gains		10,926,449
Net change in unrealized appreciation (depreciation) on securities - affiliated	+	27,412,068
Net realized and unrealized gains		38,338,517
Increase in net assets resulting from operations		$42,811,624
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Schwab MarketTrack Conservative Portfolio
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$4,473,107	$5,082,111
Net realized gains		10,926,449	4,125,240
Net change in unrealized appreciation (depreciation)	+	27,412,068	(555,553)
Increase in net assets from operations		$42,811,624	$8,651,798
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($9,242,129)	($8,266,008)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		4,868,387	$87,446,661	5,944,934	$97,316,710
Shares reinvested		450,769	7,876,623	435,195	7,084,017
Shares redeemed	+	(4,084,996)	(72,665,622)	(5,509,526)	(89,276,819)
Net transactions in fund shares		1,234,160	$22,657,662	870,603	$15,123,908
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		16,904,752	$278,882,649	16,034,149	$263,372,951
Total increase	+	1,234,160	56,227,157	870,603	15,509,698
End of period		18,138,912	$335,109,806	16,904,752	$278,882,649
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Schwab MarketTrack Portfolios
Financial Notes

1. Business Structure of the Funds:
Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (the funds) are each a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab MarketTrack All Equity Portfolio	Schwab Target 2045 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2050 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2055 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2060 Fund
Schwab S&P 500 Index Fund	Schwab Target 2065 Fund
Schwab Small-Cap Index Fund®	Schwab Fundamental US Large Company Index Fund
Schwab Total Stock Market Index Fund®	Schwab Fundamental US Small Company Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Fundamental International Small Company Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab International Index Fund®	Schwab Fundamental Global Real Estate Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2010 Index Fund
Schwab Balanced Fund	Schwab Target 2015 Index Fund
Schwab Core Equity Fund	Schwab Target 2020 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2025 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2030 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2035 Index Fund
Schwab Health Care Fund	Schwab Target 2040 Index Fund
Schwab International Core Equity Fund	Schwab Target 2045 Index Fund
Schwab Target 2010 Fund	Schwab Target 2050 Index Fund
Schwab Target 2015 Fund	Schwab Target 2055 Index Fund
Schwab Target 2020 Fund	Schwab Target 2060 Index Fund
Schwab Target 2025 Fund	Schwab Target 2065 Index Fund
Schwab Target 2030 Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Target 2035 Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Target 2040 Fund	Schwab Monthly Income Fund - Maximum Payout
The Schwab MarketTrack Portfolios are primarily “funds of funds.” Each of the funds seeks to achieve its investment objective by investing mainly in a combination of other Schwab Funds (underlying funds) in accordance with its target portfolio allocation. The funds may also invest directly in equity or fixed-income securities, other mutual funds, exchange-traded funds (ETFs) and cash equivalents, including money market securities, to achieve their investment objectives.
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
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Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates fair value.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mututal funds and ETFs. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of
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Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2021 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date). Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets. Each fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year, except for the Schwab MarketTrack Conservative Portfolio, which makes distributions from net investment income quarterly.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
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Schwab MarketTrack Portfolios
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of a fund. However, the investment adviser is a fiduciary to each fund and is legally obligated to act in each fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Exchange-Traded Fund (ETF) Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Direct Investment Risk. The funds may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain their allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Underlying Fund Investment Risk. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest, which include any combination of the risks described below.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Investment Style Risk. Certain underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Such underlying funds follow these stocks during upturns as well as downturns. Because of their indexing strategy, these underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index. Errors relating to an index may occur from time to time and may not be identified by the underlying fund’s index provider for a period of time. In addition, market disruptions could cause delays in an underlying fund’s index’s rebalancing schedule. Such errors and/or market disruptions may result in losses for an underlying fund.
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Financial Notes (continued)

3. Risk Factors (continued):
•   Tracking Error Risk. Each underlying index fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of an underlying fund and its index, positive or negative, is called "tracking error." Tracking error can be caused by many factors and it may be significant. If an underlying fund utilizes a sampling approach, it may not track the return of the index as well as it would if the underlying fund purchased all of the securities in the index.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•   Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Real Estate Investment Risk. An underlying fund that has a policy of concentrating its investments in real estate companies and companies related to the real estate industry is subject to risks associated with the direct ownership of real estate securities. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
•   Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   Concentration Risk. To the extent that an underlying fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country or asset class, the underlying fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political, or regulatory occurrences affecting that market, industry, group of industries, sector, country or asset class.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recordkeeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more
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Financial Notes (continued)

3. Risk Factors (continued):
precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, liquidity risk and market risk are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the underlying fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•   Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust.
For its advisory and administrative services to the funds, the investment adviser is entitled to receive an annual fee of 0.13%, payable monthly, based on a percentage of each fund’s average daily net assets.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (Schwab), a broker-dealer affiliate of the investment adviser, (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee of up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Expense Limitation
Although these agreements specify certain fees for these services, the investment adviser and its affiliates have agreed with the funds, for so long as the investment adviser serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses as a percentage of average daily net assets as follows:
SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO	SCHWAB MARKETTRACK GROWTH PORTFOLIO	SCHWAB MARKETTRACK BALANCED PORTFOLIO	SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO
0.50%	0.50%	0.50%	0.50%
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by each fund through its investments in the underlying funds.
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2021, each Schwab MarketTrack Portfolio’s ownership percentages of other related funds’ shares are:
UNDERLYING FUNDS	SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO	SCHWAB MARKETTRACK GROWTH PORTFOLIO	SCHWAB MARKETTRACK BALANCED PORTFOLIO	SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO
Schwab Fundamental Emerging Markets Large Company Index Fund	6.0%	4.7%	2.2%	0.8%
Schwab Fundamental International Large Company Index Fund	3.6%	2.8%	1.4%	0.5%
Schwab Fundamental International Small Company Index Fund	6.0%	4.5%	2.3%	0.8%
Schwab Fundamental US Large Company Index Fund	1.7%	1.7%	0.9%	0.3%
Schwab Fundamental US Small Company Index Fund	2.0%	1.9%	0.9%	0.3%
Schwab International Index Fund	1.3%	1.0%	0.5%	0.2%
Schwab S&P 500 Index Fund	0.4%	0.4%	0.2%	0.1%
Schwab Short-Term Bond Index Fund	—%	—%	0.3%	0.1%
Schwab Small-Cap Index Fund	1.3%	1.3%	0.6%	0.2%
Schwab U.S. Aggregate Bond Index Fund	—%	2.9%	4.2%	3.4%
Schwab U.S. Large-Cap Growth Index Fund	5.0%	3.8%	2.3%	0.8%
Schwab U.S. REIT ETF	0.6%	0.6%	0.3%	0.1%
Schwab Variable Share Price Money Fund, Ultra Shares	—%	0.9%	0.6%	0.3%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.
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Financial Notes (continued)

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The funds did not pay any of these interested persons for their services as trustees, but they did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 30, 2021. On September 30, 2021, the Syndicated Credit Facility was amended to run for a new 364 day period with a line of credit remaining unchanged, maturing on September 29, 2022. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 30, 2021. On September 30, 2021, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Uncommitted Credit Facility, each fund pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on each fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2021, purchases and sales of securities (excluding short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab MarketTrack All Equity Portfolio	$45,882,815	$62,257,613
Schwab MarketTrack Growth Portfolio	72,107,629	79,510,197
Schwab MarketTrack Balanced Portfolio	80,642,263	62,779,782
Schwab MarketTrack Conservative Portfolio	57,224,144	40,628,788

8. Federal Income Taxes:
As of October 31, 2021, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab MarketTrack All Equity Portfolio	$438,801,066	$433,362,516	($11,934,996)	$421,427,520
Schwab MarketTrack Growth Portfolio	531,679,019	450,011,030	(1,708,509)	448,302,521
Schwab MarketTrack Balanced Portfolio	426,097,199	232,896,380	(4,282,478)	228,613,902
Schwab MarketTrack Conservative Portfolio	256,761,888	81,648,103	(3,050,164)	78,597,939
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Financial Notes (continued)

8. Federal Income Taxes (continued):
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	TOTAL
Schwab MarketTrack All Equity Portfolio	$4,418,108	$13,759,374	$421,427,520	$439,605,002
Schwab MarketTrack Growth Portfolio	1,204,288	31,285,724	448,302,521	480,792,533
Schwab MarketTrack Balanced Portfolio	3,127,120	20,448,486	228,613,902	252,189,508
Schwab MarketTrack Conservative Portfolio	431,778	10,373,618	78,597,939	89,403,335
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2021, the funds had no capital loss carryforwards.
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab MarketTrack All Equity Portfolio	$7,460,784	$39,354,505	$19,507,535	$25,182,760
Schwab MarketTrack Growth Portfolio	12,895,152	51,712,898	16,953,005	29,262,151
Schwab MarketTrack Balanced Portfolio	9,583,547	25,198,263	12,876,300	10,865,370
Schwab MarketTrack Conservative Portfolio	5,222,343	4,019,786	5,723,865	2,542,143
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2021, the funds did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (the “Funds”), four of the funds constituting Schwab Capital Trust, as of October 31, 2021, and the related statements of operations for the year then ended, the related statements of changes in net assets and the financial highlights for the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2021
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to their shareholders for the fiscal year ended October 31, 2021. The foreign tax credit and the foreign source income amounts are as follows:
	FOREIGN TAX CREDIT	FOREIGN SOURCE INCOME
Schwab MarketTrack All Equity Portfolio	$590,127	$4,767,644
Schwab MarketTrack Growth Portfolio	462,090	3,739,535
Schwab MarketTrack Balanced Portfolio	234,115	1,896,037
Schwab MarketTrack Conservative Portfolio	80,841	652,694
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2021, qualify for the corporate dividends received deduction:
PERCENTAGE
Schwab MarketTrack All Equity Portfolio	53.65
Schwab MarketTrack Growth Portfolio	49.65
Schwab MarketTrack Balanced Portfolio	35.24
Schwab MarketTrack Conservative Portfolio	24.51
For the fiscal year ended October 31, 2021, the fund designates the following amounts of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS Form 1099 of the amounts for use in preparing their 2021 income tax return.
Schwab MarketTrack All Equity Portfolio	$7,769,771
Schwab MarketTrack Growth Portfolio	10,836,488
Schwab MarketTrack Balanced Portfolio	5,686,566
Schwab MarketTrack Conservative Portfolio	2,131,127
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2021:
Schwab MarketTrack All Equity Portfolio	$39,354,505
Schwab MarketTrack Growth Portfolio	51,712,898
Schwab MarketTrack Balanced Portfolio	25,198,263
Schwab MarketTrack Conservative Portfolio	4,019,786
For the fiscal year ended October 31, 2021, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS form 1099 of the amounts for use in preparing their 2021 income tax return.
Schwab MarketTrack All Equity Portfolio	$281,140
Schwab MarketTrack Growth Portfolio	500,698
Schwab MarketTrack Balanced Portfolio	200,416
Schwab MarketTrack Conservative Portfolio	87,834
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Liquidity Risk Management Program  (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Funds’ Board of Trustees (the “Board”) has designated the Funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Funds’ Board reviewed a report at its meeting held on September 20, 2021 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2020, through May 31, 2021, which included individual Fund liquidity risk metrics. No significant liquidity events impacting any of the Funds were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each Fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (each, a Fund and collectively, the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 12, 2021 and June 8, 2021, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 8, 2021 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including

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modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered the investment adviser’s effective implementation of its business continuity plan in response to the COVID-19 pandemic and government-mandated restrictions during the prior year. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, portfolio yield (if applicable) and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although Schwab MarketTrack All Equity Portfolio had performance that lagged that of a relevant peer group for certain periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by the investment adviser that were reasonable and consistent with the Fund’s investment objective and policies and that the investment adviser had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by the investment adviser to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because each Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered the indirect benefits from such Fund’s investments in other underlying funds managed by the investment adviser. The Trustees considered whether the compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser

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with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in the investment adviser’s infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by the investment adviser and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has shared any economies of scale with the Funds by investing in the investment adviser’s infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. The Trustees considered that the investment adviser and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 8, 2021 was held by means of videoconference in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 103 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	103	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	103	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	103	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	103	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	103	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	103	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	103	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	103	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director and Chief Executive Officer (Oct. 2008 – present) and President (Oct. 2008 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	103	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	103	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present) and Chief Operating Officer (Jan. 2020 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of Schwab.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

All Equity Composite Index  A custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2020, the index is composed of 31.33% S&P 500 Index, 5.0% Russell 1000 Growth Index, 13.5% Russell RAFI US Large Company Index, 10.33% Russell 2000 Index, 4.5% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6.0% Russell RAFI Developed ex US Large Company Index (Net), 5.0% Russell RAFI Developed ex US Small Company Index (Net), 5.0% Russell RAFI Emerging Markets Large Company Index (Net), 5.0% Dow Jones Equity All REIT Capped Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 31.33% S&P 500 Index, 5.0% Russell 1000 Growth Index, 13.5% Russell RAFI US Large Company Index, 10.33% Russell 2000 Index, 4.5% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6.0% Russell RAFI Developed ex US Large Company Index (Net), 5.0% Russell RAFI Developed ex US Small Company Index (Net), 5.0% Russell RAFI Emerging Markets Large Company Index (Net), 5.0% Dow Jones U.S. Select REIT Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014 through February 27, 2020, the index was composed of 31.33% S&P 500 Index, 17.33% Russell 2000 Index, 13.50% Russell RAFI US Large Company Index, 7.50% Russell RAFI US Small Company Index, 13.83% MSCI EAFE Index (Net), 6% Russell RAFI Developed ex US Large Company Index (Net), 5% Russell RAFI Developed ex US Small Company Index (Net), 5% Russell RAFI Emerging Markets Large Company Index (Net), and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 45% S&P 500 Index, 25% Russell 2000 Index and 30% MSCI EAFE Index (Net). On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was composed of 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index (Net). Percentages listed may not total to 100% due to rounding.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Balanced Composite Index  A custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2020 the index is composed of 21.0% S&P 500 Index, 3.0% Russell 1000 Growth Index, 9.0% Russell RAFI US Large Company Index, 6.3% Russell 2000 Index, 2.7% Russell RAFI US Small Company Index, 7.0% MSCI EAFE Index (Net), 3.0% Russell RAFI Developed ex US Large Company Index (Net), 2.5% Russell RAFI Developed ex US Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 3.0% Dow Jones Equity All REIT Capped Index, 35.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 21% S&P 500 Index, 3.0% Russell 1000 Growth Index, 9.0% Russell RAFI US Large Company Index, 6.3% Russell 2000 Index, 2.7% Russell RAFI US Small Company Index, 7.0% MSCI EAFE Index (Net), 3.0% Russell RAFI Developed ex US Large Company Index (Net), 2.5% Russell RAFI Developed ex US Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 3.0% Dow Jones U.S. Select REIT Index, 35.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014
through February 27, 2020, the Balanced Composite Index was composed of 21% S&P 500 Index, 10.5% Russell 2000 Index, 9% Russell RAFI US Large Company Index, 4.5% Russell RAFI US Small Company Index, 7% MSCI EAFE Index (Net), 3% Russell RAFI Developed ex US Large Company Index (Net), 2.5% Russell RAFI Developed ex US Small Company Index (Net), 2.5% Russell RAFI Emerging Markets Large Company Index (Net), 35% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 30% S&P 500 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index (Net), 35% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was composed of 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE Index (Net), 35% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. Percentages listed may not total to 100% due to rounding.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Government/Credit 1–5 Year Index  An index that is a broad-based benchmark measuring the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have a remaining maturity greater than or equal to one year and less than five years. The index excludes certain types of securities, including, bonds with equity type features (e.g., warrants, convertibles and preferreds), tax-exempt municipal securities, inflation-linked bonds, floating rate issues, strips, private placements, U.S. dollar-denominated 25 and 50 par retail bonds, structured notes and pass-through certificates. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.

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bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Conservative Composite Index  A custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2020, the index is composed of 14.0% S&P 500 Index, 2.0% Russell 1000 Growth Index, 6.0% Russell RAFI US Large Company Index, 4.67% MSCI EAFE Index (Net), 4.2% Russell 2000 Index, 1.8% Russell RAFI US Small Company Index, 2.0% Russell RAFI Developed ex US Large Company Index (Net), 1.67% Russell RAFI Developed ex US Small Company Index (Net), 1.67% Russell RAFI Emerging Markets Large Company Index (Net), 2.0% Dow Jones Equity All REIT Capped Index, 55.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 14.0% S&P 500 Index, 2.0% Russell 1000 Growth Index, 6.0% Russell RAFI US Large Company Index, 4.67% MSCI EAFE Index (Net), 4.2% Russell 2000 Index, 1.8% Russell RAFI US Small Company Index, 2.0% Russell RAFI Developed ex US Large Company Index (Net), 1.67% Russell RAFI Developed ex US Small Company Index (Net), 1.67% Russell RAFI Emerging Markets Large Company Index (Net), 2.0% Dow Jones U.S. Select REIT Index, 55.0% Bloomberg US Aggregate Bond Index, 1.0% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014, through February 27, 2020, the index was composed of 14.0% S&P 500 Index, 7.0% Russell 2000 Index, 6.0% Russell RAFI US Large Company Index, 3.0% Russell RAFI US Small Company Index, 4.67% MSCI EAFE Index (Net), 2.0% Russell RAFI Developed ex US Large Company Index (Net), 1.67% Russell RAFI Developed ex US Small Company Index (Net), 1.67% Russell RAFI Emerging Markets Large Company Index (Net), 55.0% Bloomberg US Aggregate Bond Index, and 5.0% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 20% S&P 500 Index, 10% Russell 2000 Index, 10% MSCI EAFE Index (Net), 55% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. On March 1, 2014, the combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014, the index was composed of 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE Index (Net), 55% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. Percentages listed may not total to 100% due to rounding.
Dow Jones Equity All REIT Capped Index  A float-adjusted market cap weighted index that is designed to measure all equity real estate investment trusts (REITs) in the Dow Jones U.S. Total Stock Market Index, as defined by the S&P Dow Jones Indices REIT/RESI Industry Classification Hierarchy, that meet the minimum float market capitalization (FMC) and liquidity thresholds. The aggregate weight of all companies weighing more than 4.5% cannot exceed 22.5%, and no single company’s weight can exceed 10%. The index is reviewed daily based on each company’s capped market capitalization weight. Daily capping is only performed when the sum of companies with weights great than 5% exceeds 25%.
Dow Jones U.S. Select REIT Index  An index that is a float-adjusted market-capitalization weighted index comprised of income-producing commercial and/or residential real estate investment trusts (REITs). The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub-dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
Dow Jones U.S. Total Stock Market Index  An index which includes all U.S. equity issues with readily available prices. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE non-US Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
Growth Composite Index  A custom blended index developed by Schwab Asset Management based on a comparable portfolio asset allocation. Effective July 1, 2020 the index is composed of 28.0% S&P 500 Index, 3.3% Russell 1000 Growth Index, 12.0% Russell RAFI US Large Company Index, 8.9% Russell 2000 Index, 3.8% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4.0% Russell RAFI Developed ex US Large Company Index (Net), 3.33% Russell RAFI Developed ex US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 4.0% Dow Jones Equity All REIT Capped Index, 16.0% Bloomberg US Aggregate Bond Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From February 28, 2020 through June 30, 2020, the index was composed of 28.0% S&P 500 Index, 3.3% Russell 1000 Growth Index, 12.0% Russell RAFI US Large Company Index, 8.9% Russell 2000 Index, 3.8% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4.0% Russell RAFI Developed ex US Large Company Index (Net), 3.33% Russell RAFI Developed ex US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 4.0% Dow Jones U.S. Select REIT Index, 16.0% Bloomberg US Aggregate Bond Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. From December 1, 2014 through February 27, 2020, the Growth Composite Index was composed of 28% S&P 500 Index, 14% Russell 2000 Index, 12% Russell RAFI US Large Company Index, 6% Russell RAFI US Small Company Index, 9.33% MSCI EAFE Index (Net), 4% Russell RAFI Developed ex US Large Company Index (Net), 3.33% Russell RAFI Developed ex US Small Company Index (Net), 3.33% Russell RAFI Emerging Markets Large Company Index (Net), 15% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. From March 1, 2014 through November 30, 2014, the index was composed of 40% S&P 500 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index (Net), 15% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. On March 1, 2014, the

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Schwab MarketTrack Portfolios
combination of the S&P 500 Index and Russell 2000 Index replaced the Dow Jones U.S. Total Stock Market Index in the custom index. Prior to March 1, 2014 the index was composed of 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE Index (Net), 15% Bloomberg US Aggregate Bond Index, and 5% Bloomberg US Treasury Bills 1-3 Month Index. Percentages listed may not total to 100% due to rounding.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell RAFI Developed ex US Large Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Developed ex US Small Company Index (Net)  An index that ranks developed ex-U.S. companies in the FTSE Global Total Cap Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores rank below the 87.5% threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the developed ex-U.S. companies in the FTSE Global Total Cap Index measures the performance of the smallest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell RAFI Emerging Markets Large Company Index (Net)  An index that ranks emerging market companies in the FTSE Global Total Cap Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. Selecting the emerging companies in the FTSE Global Total Cap Index measures the performance of the investable securities in emerging countries globally.
Russell RAFI US Large Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Large Company Index includes only those securities that are members of the U.S. portion whose fundamental scores are in the top 87.5%. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
Russell RAFI US Small Company Index  An index that ranks U.S. companies in the FTSE Global Total Cap Index. The Russell RAFI US Small Company Index includes only those securities that are members of the U.S. portion and rank below the 87.5% fundamental score threshold. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Notes

Notes

Notes

Schwab MarketTrack Portfolios
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab Opportunistic Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2021 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR13813-24
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Annual Report  |  October 31, 2021
Schwab Target Funds

Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab Target 2060 Fund
Schwab Target 2065 Fund

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Schwab Target Funds
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc., dba Schwab Asset ManagementTM
Distributor: Charles Schwab & Co., Inc. (Schwab)
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Schwab Target Funds  |  Annual Report

Schwab Target Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.
Total Return for the 12 Months Ended October 31, 2021
Schwab Target 2010 Fund (Ticker Symbol: SWBRX)	13.46%
Target 2010 Composite Index	13.22%
Fund Category: Morningstar Target-Date 2000-2010[1]	13.51%
Performance Details	pages 8-10

Schwab Target 2015 Fund (Ticker Symbol: SWGRX)	14.54%
Target 2015 Composite Index	14.34%
Fund Category: Morningstar Target-Date 2015[1]	15.87%
Performance Details	pages 11-13

Schwab Target 2020 Fund (Ticker Symbol: SWCRX)	15.27%
Target 2020 Composite Index	15.10%
Fund Category: Morningstar Target-Date 2020[1]	17.49%
Performance Details	pages 14-16

Schwab Target 2025 Fund (Ticker Symbol: SWHRX)	20.25%
Target 2025 Composite Index	20.08%
Fund Category: Morningstar Target-Date 2025[1]	20.05%
Performance Details	pages 17-19

Schwab Target 2030 Fund (Ticker Symbol: SWDRX)	24.38%
Target 2030 Composite Index	24.32%
Fund Category: Morningstar Target-Date 2030[1]	23.89%
Performance Details	pages 20-22

Schwab Target 2035 Fund (Ticker Symbol: SWIRX)	27.76%
Target 2035 Composite Index	27.66%
Fund Category: Morningstar Target-Date 2035[1]	28.05%
Performance Details	pages 23-25
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

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Schwab Target Funds
Performance at a Glance (continued)

Total Return for the 12 Months Ended October 31, 2021
Schwab Target 2040 Fund (Ticker Symbol: SWERX)	30.57%
Target 2040 Composite Index	30.55%
Fund Category: Morningstar Target-Date 2040[1]	31.45%
Performance Details	pages 26-28

Schwab Target 2045 Fund (Ticker Symbol: SWMRX)	33.13%
Target 2045 Composite Index	33.27%
Fund Category: Morningstar Target-Date 2045[1]	33.77%
Performance Details	pages 29-31

Schwab Target 2050 Fund (Ticker Symbol: SWNRX)	34.83%
Target 2050 Composite Index	34.85%
Fund Category: Morningstar Target-Date 2050[1]	34.78%
Performance Details	pages 32-34

Schwab Target 2055 Fund (Ticker Symbol: SWORX)	35.79%
Target 2055 Composite Index	35.90%
Fund Category: Morningstar Target-Date 2055[1]	35.28%
Performance Details	pages 35-37

Schwab Target 2060 Fund (Ticker Symbol: SWPRX)	36.89%
Target 2060 Composite Index	36.95%
Fund Category: Morningstar Target-Date 2060[1]	35.67%
Performance Details	pages 38-40

Schwab Target 2065 Fund (Ticker Symbol: SWQRX)	13.30% [2]
Target 2065 Composite Index	12.73% [2]
Fund Category: Morningstar Target-Date 2065+[1]	N/A
Performance Details	pages 41-43
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	Total returns shown are since the fund’s inception date of February 25, 2021.
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Schwab Target Funds
From the President

Jonathan de St. Paer
President of Schwab Asset
Management and the funds
covered in this report.
Dear Shareholder,
During the 12-month reporting period ended October 31, 2021, global equity markets generally gained ground as economies began to recover from COVID-19 pandemic lockdowns and corporations generally posted stronger-than-expected profits. The S&P 500® Index, a bellwether for the overall U.S. stock market, rose 42.9%, reaching record territory as the period ended, while the MSCI EAFE® Index (Net)*, a broad measure of developed individual equity performance, returned 34.2%. A far more complex story lay beneath those broad gains. Skyrocketing oil and gas prices propelled the energy sector ahead of other sectors, while the financials sector sharply outperformed on strong earnings and rising interest rates. Other cyclically sensitive sectors, such as the information technology and real estate sectors, also outperformed, while more traditionally defensive sectors, such as the utilities and consumer staples sectors, trailed by comparison. U.S. fixed-income markets produced mixed results in the face of increasing inflationary pressures, with higher returns for lower-rated bonds compared to their investment-grade counterparts and corporates over government-issued securities.
While there are always winners and losers among various markets, sectors, and individual stocks, today’s top performers are rarely the same as yesterday’s or tomorrow’s. At Schwab Asset Management, we believe the best defense against a shifting investment landscape is a portfolio that’s diversified across a wide variety of asset classes and geographical areas. For investors who don’t have the time or desire to take on managing ongoing asset allocation and diversification decisions—and making changes as they approach retirement—the Schwab Target Funds offer an all-in-one portfolio solution. Each of the funds—including the Schwab Target 2065 Fund, which launched on February 25, 2021—is designed to reflect an investor’s risk tolerance and investment goals as they change over time. As your target retirement date approaches, allocations shift from equity funds to fixed-income funds and from actively managed strategies to index strategies. The funds can help you maintain a diversified portfolio that reflects your evolving risk appetite at every stage of your investment lifecycle up to and through retirement.
Thank you for investing with Schwab Asset Management. For more information about the Schwab Target Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabassetmanagement.com . We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ For investors who don’t have the time or desire to take on managing ongoing asset allocation and diversification decisions—and making changes as they approach retirement—the Schwab Target Funds offer an all-in-one portfolio solution.”
Past performance is no guarantee of future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
Schwab Asset Management is the dba name for Charles Schwab Investment Management, Inc., the investment adviser for Schwab Funds, Laudus Funds, and Schwab ETFs.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Target Funds
The Investment Environment

For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. For the reporting period, the S&P 500® Index, a bellwether for the overall U.S. stock market, returned 42.91% with cyclically sensitive sectors, such as the energy, financials, information technology, and real estate sectors, outperforming traditionally defensive sectors, such as the utilities and consumer staples sectors. U.S. small-cap stocks outperformed U.S. large-cap stocks, with the Russell 2000® Index and the Russell 1000® Index returning 50.80% and 43.51%, respectively. Among U.S. large-caps, value stocks slightly outperformed growth stocks, with the Russell 1000® Value Index and Russell 1000® Growth Index returning 43.76% and 43.21%, respectively. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. Among international markets, the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, returned 34.18% and the MSCI Emerging Markets Index (Net)* returned 16.96%. The Bloomberg US Aggregate Bond Index returned -0.48% and the FTSE non-US Dollar World Government Bond Index returned -4.32%.
Bolstered by the extensive emergency rescue and fiscal stimulus measures passed by the U.S. Congress and U.S. Federal Reserve (Fed) beginning in March 2020, the U.S. economy began to recover from the dramatic impact of the COVID-19 pandemic beginning in the third quarter of 2020. U.S. gross domestic product (GDP) rose at an annualized rate of 4.3% for the fourth quarter of 2020, 6.4% for the first quarter of 2021, and 6.7% for the second quarter of 2021 before falling back to 2.0% for the third quarter of 2021 amid fading government stimuli, persistent inflation, and a new surge in COVID-19 cases. Unemployment, which skyrocketed in April 2020, fell over the reporting period. Inflation, which had remained well below the Fed’s traditional 2% target until it jumped in March 2021, continued to rise through June 2021 and remained elevated through October 2021, largely due to imbalances in the labor market, supply chain bottlenecks, increased consumer demand, particularly for travel-related services early in the reporting period, and higher energy costs.
Asset Class Performance Comparison % returns during the 12 months ended October 31, 2021

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and Schwab Asset Management.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
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Schwab Target Funds
The Investment Environment (continued)

Outside the United States, global economies also displayed resilience but were somewhat more constrained amid continuing struggles against COVID-19 and the emergence and spread of the Delta variant. Oil prices rose through most of the reporting period, except for a dip in July and August, on growing demand and reduced production. In the eurozone, GDP growth jumped in the third quarter of 2020, regaining much of its losses from the second quarter, but turned slightly negative for both the fourth quarter of 2020 and the first quarter of 2021. GDP growth turned positive for the second and third quarters of 2021. The United Kingdom, which was particularly hard-hit by the COVID-19 pandemic, suffered its biggest slump in more than three centuries over the course of 2020, effectively wiping out its growth over the past seven years, but posted a small positive gain in GDP for the first quarter of 2021. The United Kingdom removed many of the country’s stringent restrictions during the summer and posted a strong gain in GDP growth for the second quarter of 2021. Japan’s economy, after rebounding sharply in the third quarter of 2020, posted a positive, albeit smaller, gain in the fourth quarter of 2020. Japan’s economy subsequently contracted in the first quarter of 2021 on a resurgence of COVID-19 cases and slow COVID-19 vaccine rollouts but posted a small gain for the second quarter of 2021. China, the only major economy to avoid contraction in the face of COVID-19 pandemic-related shocks, maintained positive GDP growth in the fourth quarter of 2020. China’s GDP growth accelerated sharply for the first quarter of 2021 before easing for the subsequent two quarters in part because of the political landscape and an emphasis on domestic consumption over globalization. India, after plunging into one of the worst recessions of any major economy, saw its first positive gain in GDP in the fourth quarter of 2020 and posted a sharp jump in GDP growth for the second quarter of 2021.
For the most part, central banks around the world, including the Fed, maintained the low—and for some international central banks, negative—interest rates instituted prior to, and in response to, the COVID-19 pandemic. In the United States, despite improving economic data, the Fed reiterated several times during the reporting period its intention to continue its support of the economy for as long as needed to achieve a full recovery. The Fed maintained the federal funds rate in a range of 0.00% to 0.25% throughout the reporting period. However, as inflation continued to rise for most of 2021, the Fed tightened its stance, signaling that—due to significant progress made on its twin goals of maximum employment and price stability—it could start to reduce its bond-buying program as soon as late 2021 and could begin to raise interest rates in the next 18 months. In developed international markets, most central banks were similarly accommodative while acknowledging that conditions were changing. The European Central Bank held interest rates at 0.00%, unchanged since March 2016, but reduced the pace of its asset purchase program instituted to help counter the economic impacts of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and—despite citing moderately improving conditions—vowed to continue to maintain stability in its financial markets through its ongoing programs. The Bank of England maintained its key official bank rate at 0.1% and continued to support its bond-buying program. Emerging markets were mixed. Central banks in China, India, and Indonesia maintained their low rates to help counter the ongoing effects of the COVID-19 pandemic. Mexico, Brazil, Russia, and Pakistan raised their rates, citing a stronger-than-expected recovery or to counteract the impacts of inflation.
U.S. bond prices drifted lower early in the reporting period, driving yields higher, in anticipation of a new fiscal aid package and hope for economic improvement in 2021. (Bond yields and bond prices typically move in opposite directions.) After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns. The yield on the 10-year U.S. Treasury, which began the reporting period at 0.88%, ended the period at 1.55%. Short-term rates, which have also remained historically low, fell further over the reporting period, with three-month U.S. Treasury yields beginning the period at 0.09% and ending it at 0.05%.
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Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Management

Zifan Tang, Ph.D., CFA, Senior Portfolio Manager, is responsible for the co-management of the funds. Prior to joining Schwab in 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors (now known as BlackRock).

Patrick Kwok, CFA, Portfolio Manager, is responsible for the co-management of the funds. Previously, Mr. Kwok served as an associate portfolio manager from 2012 to 2016. Prior to that, he worked as a fund administration manager, where he was responsible for oversight of sub-advisers, trading, cash management, and fund administration supporting the Charles Schwab Trust Bank Collective Investment Trusts and multi-asset Schwab Funds. Prior to joining Schwab Asset Management in 2008, Mr. Kwok spent two years as an asset operations specialist at Charles Schwab Trust Company. He also worked for one year at State Street Bank & Trust as a portfolio accountant and pricing specialist.
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Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund as of October 31, 2021

The Schwab Target 2010 Fund (the 2010 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2010 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2010 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2021, the 2010 Fund’s asset allocation was approximately 34.6% equity securities, 60.7% fixed-income securities, and 4.7% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2010 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the 12-month reporting period ended October 31, 2021, the 2010 Fund returned 13.46%. The 2010 Fund’s internally calculated comparative index, the Target 2010 Composite Index (the composite index), returned 13.22%.
Positioning and Strategies. The 2010 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2010 Fund’s U.S. equity allocations, particularly the 2010 Fund’s U.S. large-cap equity allocations, provided the largest contribution to the total return of the 2010 Fund. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2010 Fund, returning approximately 43% for the reporting period and generally tracking its comparative index, the S&P 500® Index.
The 2010 Fund’s international equity allocations also contributed to the total return of the 2010 Fund but detracted from relative performance. The Laudus International MarketMasters Fund contributed to the total return of the 2010 Fund, returning approximately 34% for the reporting period and slightly underperforming its comparative index, the MSCI EAFE® Index (Net).
The 2010 Fund’s real estate allocation also contributed to the total return of the 2010 Fund. The Schwab Global Real Estate Fund returned approximately 38% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately 37% for the reporting period.
The 2010 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2010 Fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the 2010 Fund and returned approximately -1% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The Schwab Short-Term Bond Index Fund also detracted from the total return of the 2010 Fund and generally tracked its comparative index, the Bloomberg US Government/Credit 1-5 Year Index.

Management views and portfolio holdings may have changed since the report date.
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Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2010 Fund (7/1/05)	13.46%	7.67%	6.62%
Dow Jones U.S. Total Stock Market IndexSM	44.07%	18.87%	16.04%
Bloomberg US Aggregate Bond Index	-0.48%	3.10%	3.00%
Target 2010 Composite Index	13.22%	7.62%	6.67%
Fund Category: Morningstar Target-Date 2000-2010[2]	13.51%	7.52%	6.53%
Fund Expense Ratios[3]: Net 0.32%; Gross 0.46%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.32% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	21%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
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Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund as of October 31, 2021

The Schwab Target 2015 Fund (the 2015 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2015 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2015 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2021, the 2015 Fund’s asset allocation was approximately 37.6% equity securities, 58.1% fixed-income securities and 4.3% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2015 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the 12-month reporting period ended October 31, 2021, the 2015 Fund returned 14.54%. The 2015 Fund’s internally calculated comparative index, the Target 2015 Composite Index (the composite index), returned 14.34%.
Positioning and Strategies. The 2015 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2015 Fund’s U.S. equity allocations, particularly the 2015 Fund’s U.S. large-cap equity allocations, provided the largest contribution to the total return of the 2015 Fund. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2015 Fund, returning approximately 43% for the reporting period and generally tracking its comparative index, the S&P 500® Index.
The 2015 Fund’s international equity allocations also contributed to the total return of the 2015 Fund but detracted from relative performance. The Laudus International MarketMasters Fund contributed to the total return of the 2015 Fund, returning approximately 34% for the reporting period and slightly underperforming its comparative index, the MSCI EAFE® Index (Net).
The 2015 Fund’s real estate allocation also contributed to the total return of the 2015 Fund. The Schwab Global Real Estate Fund returned approximately 38% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately 37% for the reporting period.
The 2015 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2015 Fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the 2015 Fund and returned approximately -1% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The Schwab Short-Term Bond Index Fund also detracted from the total return of the 2015 Fund and generally tracked its comparative index, the Bloomberg US Government/Credit 1-5 Year Index.

Management views and portfolio holdings may have changed since the report date.
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Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2015 Fund (3/12/08)	14.54%	7.99%	7.12%
Dow Jones U.S. Total Stock Market IndexSM	44.07%	18.87%	16.04%
Bloomberg US Aggregate Bond Index	-0.48%	3.10%	3.00%
Target 2015 Composite Index	14.34%	7.93%	7.17%
Fund Category: Morningstar Target-Date 2015[2]	15.87%	8.31%	7.41%
Fund Expense Ratios[3]: Net 0.33%; Gross 0.43%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.33% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Target Funds  |  Annual Report

Schwab Target 2015 Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	14%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
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Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund as of October 31, 2021

The Schwab Target 2020 Fund (the 2020 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2020 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2020 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2021, the 2020 Fund’s asset allocation was approximately 39.7% equity securities, 56.3% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2020 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the 12-month reporting period ended October 31, 2021, the 2020 Fund returned 15.27%. The 2020 Fund’s internally calculated comparative index, the Target 2020 Composite Index (the composite index), returned 15.10%.
Positioning and Strategies. The 2020 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2020 Fund’s U.S. equity allocations, particularly the 2020 Fund’s U.S. large-cap equity allocations, provided the largest contribution to the total return of the 2020 Fund. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2020 Fund, returning approximately 43% for the reporting period and generally tracking its comparative index, the S&P 500® Index.
The 2020 Fund’s international equity allocations also contributed to the total return of the 2020 Fund but detracted from relative performance. The Laudus International MarketMasters Fund contributed to the total return of the 2020 Fund, returning approximately 34% for the reporting period and slightly underperforming its comparative index, the MSCI EAFE® Index (Net).
The 2020 Fund’s real estate allocation also contributed to the total return of the 2020 Fund. The Schwab Global Real Estate Fund returned approximately 38% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately 37% for the reporting period.
The 2020 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2020 Fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the 2020 Fund and returned approximately -1% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The Schwab Short-Term Bond Index Fund also detracted from the total return of the 2020 Fund and generally tracked its comparative index, the Bloomberg US Government/Credit 1-5 Year Index.

Management views and portfolio holdings may have changed since the report date.
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Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2020 Fund (7/1/05)	15.27%	8.69%	8.01%
Dow Jones U.S. Total Stock Market IndexSM	44.07%	18.87%	16.04%
Bloomberg US Aggregate Bond Index	-0.48%	3.10%	3.00%
Target 2020 Composite Index	15.10%	8.67%	8.10%
Fund Category: Morningstar Target-Date 2020[2]	17.49%	8.85%	7.97%
Fund Expense Ratios[3]: Net 0.35%; Gross 0.37%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.35% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Target Funds  |  Annual Report

Schwab Target 2020 Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	10%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
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Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund as of October 31, 2021

The Schwab Target 2025 Fund (the 2025 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2025 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2025 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2021, the 2025 Fund’s asset allocation was approximately 51.9% equity securities, 44.9% fixed-income securities, and 3.2% cash and cash equivalents (including money market funds). At its target date, the 2025 Fund’s allocation will be approximately 40.0% equity securities, 56.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2025 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the 12-month reporting period ended October 31, 2021, the 2025 Fund returned 20.25%. The 2025 Fund’s internally calculated comparative index, the Target 2025 Composite Index (the composite index), returned 20.08%.
Positioning and Strategies. The 2025 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2025 Fund’s U.S. equity allocations, particularly the 2025 Fund’s U.S. large-cap equity allocations, provided the largest contribution to the total return of the 2025 Fund. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2025 Fund, returning approximately 43% for the reporting period and generally tracking its comparative index, the S&P 500® Index.
The 2025 Fund’s international equity allocations also contributed to the total return of the 2025 Fund but detracted from relative performance. The Laudus International MarketMasters Fund contributed to the total return of the 2025 Fund, returning approximately 34% for the reporting period and slightly underperforming its comparative index, the MSCI EAFE® Index (Net).
The 2025 Fund’s real estate allocation also contributed to the total return of the 2025 Fund. The Schwab Global Real Estate Fund returned approximately 38% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately 37% for the reporting period.
The 2025 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2025 Fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the 2025 Fund and returned approximately -1% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The Schwab Short-Term Bond Index Fund also detracted from the total return of the 2025 Fund and generally tracked its comparative index, the Bloomberg US Government/Credit 1-5 Year Index.

Management views and portfolio holdings may have changed since the report date.
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Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2025 Fund (3/12/08)	20.25%	10.09%	9.11%
Dow Jones U.S. Total Stock Market IndexSM	44.07%	18.87%	16.04%
Bloomberg US Aggregate Bond Index	-0.48%	3.10%	3.00%
Target 2025 Composite Index	20.08%	10.14%	9.25%
Fund Category: Morningstar Target-Date 2025[2]	20.05%	9.82%	8.58%
Fund Expense Ratios[3]: Net 0.46%; Gross 0.48%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.46% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Target Funds  |  Annual Report

Schwab Target 2025 Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	16%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
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Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund as of October 31, 2021

The Schwab Target 2030 Fund (the 2030 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2030 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2030 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2021, the 2030 Fund’s asset allocation was approximately 63.1% equity securities, 34.3% fixed-income securities, and 2.5% cash and cash equivalents (including money market funds).1 At its target date, the 2030 Fund’s allocation will be approximately 40.0% equity securities, 56.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2030 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the 12-month reporting period ended October 31, 2021, the 2030 Fund returned 24.38%. The 2030 Fund’s internally calculated comparative index, the Target 2030 Composite Index (the composite index), returned 24.32%.
Positioning and Strategies. The 2030 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2030 Fund’s U.S. equity allocations, particularly the 2030 Fund’s U.S. large-cap equity allocations, provided the largest contribution to the total return of the 2030 Fund. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2030 Fund, returning approximately 43% for the reporting period and generally tracking its comparative index, the S&P 500® Index.
The 2030 Fund’s international equity allocations also contributed to the total return of the 2030 Fund but detracted from relative performance. The Laudus International MarketMasters Fund contributed to the total return of the 2030 Fund, returning approximately 34% for the reporting period and slightly underperforming its comparative index, the MSCI EAFE® Index (Net).
The 2030 Fund’s real estate allocation also contributed to the total return of the 2030 Fund. The Schwab Global Real Estate Fund returned approximately 38% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately 37% for the reporting period.
The 2030 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2030 Fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the 2030 Fund and returned approximately -1% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The PIMCO International Bond Fund (U.S. Dollar-Hedged) also detracted from the total return of the 2030 Fund but contributed to relative return, outperforming its comparative index, the Bloomberg Global Aggregate ex-USD (USD Hedged) Index.

Management views and portfolio holdings may have changed since the report date.
[1]	Percentages may not add up to 100% due to rounding.
20
Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2030 Fund (7/1/05)	24.38%	11.23%	9.95%
Dow Jones U.S. Total Stock Market IndexSM	44.07%	18.87%	16.04%
Bloomberg US Aggregate Bond Index	-0.48%	3.10%	3.00%
Target 2030 Composite Index	24.32%	11.28%	10.13%
Fund Category: Morningstar Target-Date 2030[2]	23.89%	11.11%	9.43%
Fund Expense Ratios[3]: Net 0.53%; Gross 0.55%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.53% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
21
Schwab Target Funds  |  Annual Report

Schwab Target 2030 Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	23
Portfolio Turnover Rate	14%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
22
Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund as of October 31, 2021

The Schwab Target 2035 Fund (the 2035 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2035 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2035 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2021, the 2035 Fund’s asset allocation was approximately 71.6% equity securities, 26.4% fixed-income securities, and 2.0% cash and cash equivalents (including money market funds). At its target date, the 2035 Fund’s allocation will be approximately 40.0% equity securities, 56.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2035 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the 12-month reporting period ended October 31, 2021, the 2035 Fund returned 27.76%. The 2035 Fund’s internally calculated comparative index, the Target 2035 Composite Index (the composite index), returned 27.66%.
Positioning and Strategies. The 2035 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2035 Fund’s U.S. equity allocations, particularly the 2035 Fund’s U.S. large-cap equity allocations, provided the largest contribution to the total return of the 2035 Fund. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2035 Fund, returning approximately 43% for the reporting period and generally tracking its comparative index, the S&P 500® Index.
The 2035 Fund’s international equity allocations also contributed to the total return of the 2035 Fund but detracted from relative performance. The Laudus International MarketMasters Fund contributed to the total return of the 2035 Fund, returning approximately 34% for the reporting period and slightly underperforming its comparative index, the MSCI EAFE® Index (Net).
The 2035 Fund’s real estate allocation also contributed to the total return of the 2035 Fund. The Schwab Global Real Estate Fund returned approximately 38% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately 37% for the reporting period.
The 2035 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2035 Fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the 2035 Fund and returned approximately -1% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The PIMCO International Bond Fund (U.S. Dollar-Hedged) also detracted from the total return of the 2035 Fund but contributed to relative return, outperforming its comparative index, the Bloomberg Global Aggregate ex-USD (USD Hedged) Index.

Management views and portfolio holdings may have changed since the report date.
23
Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2035 Fund (3/12/08)	27.76%	12.05%	10.64%
Dow Jones U.S. Total Stock Market IndexSM	44.07%	18.87%	16.04%
Bloomberg US Aggregate Bond Index	-0.48%	3.10%	3.00%
Target 2035 Composite Index	27.66%	12.18%	10.87%
Fund Category: Morningstar Target-Date 2035[2]	28.05%	12.25%	10.27%
Fund Expense Ratios[3]: Net 0.59%; Gross 0.62%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.59% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
24
Schwab Target Funds  |  Annual Report

Schwab Target 2035 Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	14%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
25
Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund as of October 31, 2021

The Schwab Target 2040 Fund (the 2040 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2040 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2040 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2021, the 2040 Fund’s asset allocation was approximately 78.7% equity securities, 19.7% fixed-income securities, and 1.5% cash and cash equivalents including money market funds).1 At its target date, the 2040 Fund’s allocation will be approximately 40.0% equity securities, 56.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2040 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the 12-month reporting period ended October 31, 2021, the 2040 Fund returned 30.57%. The 2040 Fund’s internally calculated comparative index, the Target 2040 Composite Index (the composite index), returned 30.55%.
Positioning and Strategies. The 2040 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2040 Fund’s U.S. equity allocations, particularly the 2040 Fund’s U.S. large-cap equity allocations, provided the largest contribution to the total return of the 2040 Fund. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2040 Fund, returning approximately 43% for the reporting period and generally tracking its comparative index, the S&P 500® Index.
The 2040 Fund’s international equity allocations also contributed to the total return of the 2040 Fund but detracted from relative performance. The Laudus International MarketMasters Fund contributed to the total return of the 2040 Fund, returning approximately 34% for the reporting period and slightly underperforming its comparative index, the MSCI EAFE® Index (Net).
The 2040 Fund’s real estate allocation also contributed to the total return of the 2040 Fund. The Schwab Global Real Estate Fund returned approximately 38% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately 37% for the reporting period.
The 2040 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2040 Fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the 2040 Fund and returned approximately -1% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The PIMCO International Bond Fund (U.S. Dollar-Hedged) also detracted from the total return of the 2040 Fund but contributed to relative return, outperforming its comparative index, the Bloomberg Global Aggregate ex-USD (USD Hedged) Index.

Management views and portfolio holdings may have changed since the report date.
[1]	Percentages may not add up to 100% due to rounding.
26
Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2011 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Target 2040 Fund (7/1/05)	30.57%	12.77%	11.21%
Dow Jones U.S. Total Stock Market IndexSM	44.07%	18.87%	16.04%
Bloomberg US Aggregate Bond Index	-0.48%	3.10%	3.00%
Target 2040 Composite Index	30.55%	12.96%	11.45%
Fund Category: Morningstar Target-Date 2040[2]	31.45%	13.04%	10.83%
Fund Expense Ratios[3]: Net 0.64%; Gross 0.66%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.64% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
27
Schwab Target Funds  |  Annual Report

Schwab Target 2040 Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	22
Portfolio Turnover Rate	14%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
28
Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund as of October 31, 2021

The Schwab Target 2045 Fund (the 2045 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2045 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2045 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2021, the 2045 Fund’s asset allocation was approximately 85.4% equity securities, 13.5% fixed-income securities, and 1.1% cash and cash equivalents (including money market funds). At its target date, the 2045 Fund’s allocation will be approximately 40.0% equity securities, 56.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2045 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the 12-month reporting period ended October 31, 2021, the 2045 Fund returned 33.13%. The 2045 Fund’s internally calculated comparative index, the Target 2045 Composite Index (the composite index), returned 33.27%.
Positioning and Strategies. The 2045 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2045 Fund’s U.S. equity allocations, particularly the 2045 Fund’s U.S. large-cap equity allocations, provided the largest contribution to the total return of the 2045 Fund. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2045 Fund, returning approximately 43% for the reporting period and generally tracking its comparative index, the S&P 500® Index.
The 2045 Fund’s international equity allocations also contributed to the total return of the 2045 Fund but detracted from relative performance. The Laudus International MarketMasters Fund contributed to the total return of the 2045 Fund, returning approximately 34% for the reporting period and slightly underperforming its comparative index, the MSCI EAFE® Index (Net).
The 2045 Fund’s real estate allocation also contributed to the total return of the 2045 Fund. The Schwab Global Real Estate Fund returned approximately 38% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately 37% for the reporting period.
The 2045 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2045 Fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the 2045 Fund and returned approximately -1% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The PIMCO International Bond Fund (U.S. Dollar-Hedged) also detracted from the total return of the 2045 Fund but contributed to relative return, outperforming its comparative index, the Bloomberg Global Aggregate ex-USD (USD Hedged) Index.

Management views and portfolio holdings may have changed since the report date.
29
Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2045 Fund (1/23/13)	33.13%	13.31%	10.98%
Dow Jones U.S. Total Stock Market IndexSM	44.07%	18.87%	15.74%
Bloomberg US Aggregate Bond Index	-0.48%	3.10%	2.84%
Target 2045 Composite Index	33.27%	13.56%	11.34%
Fund Category: Morningstar Target-Date 2045[2]	33.77%	13.61%	N/A
Fund Expense Ratios[3]: Net 0.68%; Gross 0.73%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.68% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Target Funds  |  Annual Report

Schwab Target 2045 Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	22
Portfolio Turnover Rate	12%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
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Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund as of October 31, 2021

The Schwab Target 2050 Fund (the 2050 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2050 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2050 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2021, the 2050 Fund’s asset allocation was approximately 89.4% equity securities, 9.7% fixed-income securities, and 0.9% cash and cash equivalents (including money market funds). At its target date, the 2050 Fund’s allocation will be approximately 40.0% equity securities, 56.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2050 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the 12-month reporting period ended October 31, 2021, the 2050 Fund returned 34.83%. The 2050 Fund’s internally calculated comparative index, the Target 2050 Composite Index (the composite index), returned 34.85%.
Positioning and Strategies. The 2050 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2050 Fund’s U.S. equity allocations, particularly the 2050 Fund’s U.S. large-cap equity allocations, provided the largest contribution to the total return of the 2050 Fund. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2050 Fund, returning approximately 43% for the reporting period and generally tracking its comparative index, the S&P 500® Index.
The 2050 Fund’s international equity allocations also contributed to the total return of the 2050 Fund but detracted from relative performance. The Laudus International MarketMasters Fund contributed to the total return of the 2050 Fund, returning approximately 34% for the reporting period and slightly underperforming its comparative index, the MSCI EAFE® Index (Net).
The 2050 Fund’s real estate allocation also contributed to the total return of the 2050 Fund. The Schwab Global Real Estate Fund returned approximately 38% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately 37% for the reporting period.
The 2050 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2050 Fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the 2050 Fund and returned approximately -1% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The PIMCO International Bond Fund (U.S. Dollar-Hedged) also detracted from the total return of the 2050 Fund but contributed to relative return, outperforming its comparative index, the Bloomberg Global Aggregate ex-USD (USD Hedged) Index.

Management views and portfolio holdings may have changed since the report date.
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Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2050 Fund (1/23/13)	34.83%	13.65%	11.25%
Dow Jones U.S. Total Stock Market IndexSM	44.07%	18.87%	15.74%
Bloomberg US Aggregate Bond Index	-0.48%	3.10%	2.84%
Target 2050 Composite Index	34.85%	13.90%	11.60%
Fund Category: Morningstar Target-Date 2050[2]	34.78%	13.78%	N/A
Fund Expense Ratios[3]: Net 0.70%; Gross 0.76%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.70% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Target Funds  |  Annual Report

Schwab Target 2050 Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	21
Portfolio Turnover Rate	19%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
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Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund as of October 31, 2021

The Schwab Target 2055 Fund (the 2055 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2055 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2055 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2021, the 2055 Fund’s asset allocation was approximately 92.0% equity securities, 7.3% fixed-income securities, and 0.7% cash and cash equivalents (including money market funds). At its target date, the 2055 Fund’s allocation will be approximately 40.0% equity securities, 56.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2055 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the 12-month reporting period ended October 31, 2021, the 2055 Fund returned 35.79%. The 2055 Fund’s internally calculated comparative index, the Target 2055 Composite Index (the composite index), returned 35.90%.
Positioning and Strategies. The 2055 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2055 Fund’s U.S. equity allocations, particularly the 2055 Fund’s U.S. large-cap equity allocations, provided the largest contribution to the total return of the 2055 Fund. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2055 Fund, returning approximately 43% for the reporting period and generally tracking its comparative index, the S&P 500® Index.
The 2055 Fund’s international equity allocations also contributed to the total return of the 2055 Fund but detracted from relative performance. The Laudus International MarketMasters Fund contributed to the total return of the 2055 Fund, returning approximately 34% for the reporting period and slightly underperforming its comparative index, the MSCI EAFE® Index (Net).
The 2055 Fund’s real estate allocation also contributed to the total return of the 2055 Fund. The Schwab Global Real Estate Fund returned approximately 38% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately 37% for the reporting period.
The 2055 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2055 Fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the 2055 Fund and returned approximately -1% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The PIMCO International Bond Fund (U.S. Dollar-Hedged) also detracted from the total return of the 2055 Fund but contributed to relative return, outperforming its comparative index, the Bloomberg Global Aggregate ex-USD (USD Hedged) Index.

Management views and portfolio holdings may have changed since the report date.
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Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (January 23, 2013 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2055 Fund (1/23/13)	35.79%	13.89%	11.40%
Dow Jones U.S. Total Stock Market IndexSM	44.07%	18.87%	15.74%
Bloomberg US Aggregate Bond Index	-0.48%	3.10%	2.84%
Target 2055 Composite Index	35.90%	14.17%	11.79%
Fund Category: Morningstar Target-Date 2055[2]	35.28%	13.94%	N/A
Fund Expense Ratios[3]: Net 0.72%; Gross 0.81%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.72% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Target Funds  |  Annual Report

Schwab Target 2055 Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	11%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
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Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund as of October 31, 2021

The Schwab Target 2060 Fund (the 2060 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2060 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2060 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment at the beginning of February 2021, the 2060 Fund’s asset allocation was approximately 94.5% equity securities, 5.0% fixed-income securities, and 0.5% cash and cash equivalents (including money market funds). At its target date, the 2060 Fund’s allocation will be approximately 40.0% equity securities, 56.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2060 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the 12-month reporting period ended October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, equity markets rose through most of the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. small-cap stocks outperformed U.S. large-cap stocks. Among U.S. large-caps, value stocks slightly outperformed growth stocks. The U.S. dollar, as measured against a basket of foreign currencies, ended the reporting period essentially where it began, despite exhibiting volatility along the way. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the 12-month reporting period ended October 31, 2021, the 2060 Fund returned 36.89%. The 2060 Fund’s internally calculated comparative index, the Target 2060 Composite Index (the composite index), returned 36.95%.
Positioning and Strategies. The 2060 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2060 Fund’s U.S. equity allocations, particularly the 2060 Fund’s U.S. large-cap equity allocations, provided the largest contribution to the total return of the 2060 Fund. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2060 Fund, returning approximately 43% for the reporting period and generally tracking its comparative index, the S&P 500® Index.
The 2060 Fund’s international equity allocations also contributed to the total return of the 2060 Fund but detracted from relative performance. The Laudus International MarketMasters Fund contributed to the total return of the 2060 Fund, returning approximately 34% for the reporting period and slightly underperforming its comparative index, the MSCI EAFE® Index (Net).
The 2060 Fund’s real estate allocation also contributed to the total return of the 2060 Fund. The Schwab Global Real Estate Fund returned approximately 38% for the reporting period, slightly outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately 37% for the reporting period.
The 2060 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2060 Fund. The Schwab U.S. Aggregate Bond Index Fund was the largest detractor from the total return of the 2060 Fund and returned approximately -1% for the reporting period, generally tracking its comparative index, the Bloomberg US Aggregate Bond Index. The PIMCO International Bond Fund (U.S. Dollar-Hedged) also detracted from the total return of the 2060 Fund but contributed to relative return, outperforming its comparative index, the Bloomberg Global Aggregate ex-USD (USD Hedged) Index.

Management views and portfolio holdings may have changed since the report date.
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Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 25, 2016 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Target 2060 Fund (8/25/16)	36.89%	14.08%	13.18%
Dow Jones U.S. Total Stock Market IndexSM	44.07%	18.87%	17.68%
Bloomberg US Aggregate Bond Index	-0.48%	3.10%	2.83%
Target 2060 Composite Index	36.95%	14.34	13.34%
Fund Category: Morningstar Target-Date 2060[2]	35.67%	14.01%	N/A
Fund Expense Ratios[3]: Net 0.74%; Gross 1.15%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.74% of acquired fund fees and expenses (AFFE), which are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Target Funds  |  Annual Report

Schwab Target 2060 Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	11%
Asset Class Weightings % of Investments1,2

Top Holdings % of Net Assets1,3,4

Portfolio holdings may have changed since the report date.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[2]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.
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Schwab Target Funds  |  Annual Report

Schwab Target 2065 Fund as of October 31, 2021

The Schwab Target 2065 Fund (the 2065 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation. The 2065 Fund seeks to achieve its investment objective by investing primarily in a combination of other affiliated Schwab Funds and Laudus Funds. The 2065 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; at the fund’s inception, February 25, 2021, the 2065 Fund’s asset allocation was approximately 95.0% equity securities, 4.5% fixed-income securities, and 0.5% cash and cash equivalents (including money market funds). At its target date, the 2065 Fund’s allocation will be approximately 40.0% equity securities, 56.0% fixed-income securities, and 4.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2065 Fund’s Portfolio Holdings included in this report.)
Market Highlights. For the reporting period of fund inception, February 25, 2021, to October 31, 2021, U.S. and international equity markets generated solid returns. Despite persisting COVID-19 pandemic-driven stresses on the global economy and the emergence and rapid spread of the Delta variant during the summer, many equity markets rose through the period on strong earnings, ongoing fiscal stimulus measures, and optimism related to increased COVID-19 vaccination rates. In September, global equities weakened amid growing evidence of a slowing economy and concerns that higher inflation may be more persistent than previously anticipated, but they regained momentum in October to end the reporting period at or near record highs. U.S. large-cap stocks outperformed U.S. small-cap stocks. Among U.S. large-caps, growth stocks outperformed value stocks. The U.S. dollar, as measured against a basket of foreign currencies, rose over the reporting period, generally reducing the return of overseas investments in U.S. dollar terms. After hitting a 12-month low in mid-March 2021, bond prices rose during the summer but slid again over the final three months of the reporting period on tepid employment reports and growing inflation concerns.
Performance. For the reporting period of fund inception of February 25, 2021 through October 31, 2021, the 2065 Fund returned 13.30%. The 2065 Fund’s internally calculated comparative index, the Target 2065 Composite Index (the composite index), returned 12.73%.
Positioning and Strategies. The 2065 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.
The 2065 Fund’s U.S. equity allocations, particularly the 2065 Fund’s U.S. large-cap equity allocations, provided the largest contribution to the total return of the 2065 Fund. The Schwab S&P 500 Index Fund was the top contributor to the total return of the 2065 Fund, returning approximately 21% for the reporting period and generally tracking its comparative index, the S&P 500® Index. The Schwab Core Equity Fund also contributed to the total return of the 2065 Fund, returning approximately 20% for the reporting period.
The 2065 Fund’s international equity allocations also contributed to the total return of the 2065 Fund but detracted from relative performance. The Laudus International MarketMasters Fund contributed to the total return of the 2065 Fund, returning approximately 7% for the reporting period and slightly underperforming its comparative index, the MSCI EAFE® Index (Net). The Goldman Sachs Emerging Markets Equity Insights Fund was the largest detractor from total return of the 2065 Fund, returning approximately -6% for the reporting period.
The 2065 Fund’s real estate allocation also contributed to the total return of the 2065 Fund. The Schwab Global Real Estate Fund returned approximately 15% for the reporting period, outperforming its comparative index, the FTSE EPRA Nareit Global Index (Net), which returned approximately 12% for the reporting period.
The 2065 Fund’s fixed-income allocations provided the smallest contribution to the total return of the 2065 Fund. The PIMCO International Bond Fund (U.S. Dollar-Hedged) detracted slightly from the total return of the 2065 Fund, returning approximately -1% for the reporting period.

Management views and portfolio holdings may have changed since the report date.
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Schwab Target Funds  |  Annual Report

Schwab Target 2065 Fund
Performance and Fund Facts as of October 31, 2021

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabassetmanagement.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (February 25, 2021 – October 31, 2021)1

Average Annual Total Returns1
Fund and Inception Date	Since Inception
Fund: Schwab Target 2065 Fund (2/25/21)	13.30%
Dow Jones U.S. Total Stock Market IndexSM	19.07%
Bloomberg US Aggregate Bond Index	1.42%
Target 2065 Composite Index	12.73%
Fund Category: Morningstar Target-Date 2065+[2]	N/A
Fund Expense Ratios[3]: Net 0.69%; Gross 3.18%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes 0.69% of acquired fund fees and expenses (AFFE), which are based on estimated amounts for the current fiscal year and are indirect expenses incurred by the fund through its investments in the underlying funds. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as Schwab Asset Management serves as the investment adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers and is estimated based on the expenses the fund expects to incur for its first full fiscal year. For actual expense ratios during the period, not including AFFE, refer to the financial highlights section of the financial statements.
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Schwab Target Funds  |  Annual Report

Schwab Target 2065 Fund
Performance and Fund Facts as of October 31, 2021 (continued)

Statistics
Number of Holdings	20
Portfolio Turnover Rate	34% [1]
Asset Class Weightings % of Investments2,3

Top Holdings % of Net Assets2,4,5

Portfolio holdings may have changed since the report date.
[1]	Not annualized.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed-income securities, exchange-traded funds, and cash equivalents, including money market securities.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[4]	This list is not a recommendation of any security by the investment adviser.
[5]	The holdings listed exclude any temporary liquidity investments.
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Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including transfer agent fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2021 and held through October 31, 2021.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	EXPENSE RATIO (ANNUALIZED)[1,2]	EFFECTIVE EXPENSE RATIO (ANNUALIZED)[3,4]	BEGINNING ACCOUNT VALUE AT 5/1/21	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/21[2]	EXPENSES PAID DURING PERIOD 5/1/21-10/31/21[2,5]	EFFECTIVE EXPENSES PAID DURING PERIOD 5/1/21-10/31/21[4,5]
Schwab Target 2010 Fund
Actual Return	0.00%	0.30%	$1,000.00	$1,034.70	$0.00	$1.54
Hypothetical 5% Return	0.00%	0.30%	$1,000.00	$1,025.21	$0.00	$1.53
Schwab Target 2015 Fund
Actual Return	0.00%	0.32%	$1,000.00	$1,037.30	$0.00	$1.64
Hypothetical 5% Return	0.00%	0.32%	$1,000.00	$1,025.21	$0.00	$1.63
Schwab Target 2020 Fund
Actual Return	0.00%	0.33%	$1,000.00	$1,037.90	$0.00	$1.70
Hypothetical 5% Return	0.00%	0.33%	$1,000.00	$1,025.21	$0.00	$1.68
Schwab Target 2025 Fund
Actual Return	0.00%	0.42%	$1,000.00	$1,044.10	$0.00	$2.16
Hypothetical 5% Return	0.00%	0.42%	$1,000.00	$1,025.21	$0.00	$2.14
Schwab Target 2030 Fund
Actual Return	0.00%	0.49%	$1,000.00	$1,048.90	$0.00	$2.53
Hypothetical 5% Return	0.00%	0.49%	$1,000.00	$1,025.21	$0.00	$2.50
Schwab Target 2035 Fund
Actual Return	0.00%	0.54%	$1,000.00	$1,053.10	$0.00	$2.79
Hypothetical 5% Return	0.00%	0.54%	$1,000.00	$1,025.21	$0.00	$2.75
Schwab Target 2040 Fund
Actual Return	0.00%	0.59%	$1,000.00	$1,056.60	$0.00	$3.06
Hypothetical 5% Return	0.00%	0.59%	$1,000.00	$1,025.21	$0.00	$3.01
Schwab Target 2045 Fund
Actual Return	0.00%	0.63%	$1,000.00	$1,059.60	$0.00	$3.27
Hypothetical 5% Return	0.00%	0.63%	$1,000.00	$1,025.21	$0.00	$3.21
Schwab Target 2050 Fund
Actual Return	0.00%	0.65%	$1,000.00	$1,061.50	$0.00	$3.38
Hypothetical 5% Return	0.00%	0.65%	$1,000.00	$1,025.21	$0.00	$3.31
Schwab Target 2055 Fund
Actual Return	0.00%	0.67%	$1,000.00	$1,062.40	$0.00	$3.48
Hypothetical 5% Return	0.00%	0.67%	$1,000.00	$1,025.21	$0.00	$3.41
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Schwab Target Funds  |  Annual Report

Schwab Target Funds
Fund Expenses (Unaudited) (continued)

	EXPENSE RATIO (ANNUALIZED)[1,2]	EFFECTIVE EXPENSE RATIO (ANNUALIZED)[3,4]	BEGINNING ACCOUNT VALUE AT 5/1/21	ENDING ACCOUNT VALUE (NET OF EXPENSES) AT 10/31/21[2]	EXPENSES PAID DURING PERIOD 5/1/21-10/31/21[2,5]	EFFECTIVE EXPENSES PAID DURING PERIOD 5/1/21-10/31/21[4,5]
Schwab Target 2060 Fund
Actual Return	0.00%	0.68%	$1,000.00	$1,063.50	$0.00	$3.54
Hypothetical 5% Return	0.00%	0.68%	$1,000.00	$1,025.21	$0.00	$3.47
Schwab Target 2065 Fund
Actual Return	0.00%	0.68%	$1,000.00	$1,062.90	$0.00	$3.54
Hypothetical 5% Return	0.00%	0.68%	$1,000.00	$1,025.21	$0.00	$3.47

[1]	Based on the most recent six-month expense ratio.
[2]	Excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Based on the most recent six-month acquired fund fees and expenses and the expense ratio; may differ from the acquired fund fees and expenses and the expense ratio in the prospectus.
[4]	Includes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
45
Schwab Target Funds  |  Annual Report

Schwab Target 2010 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$13.76	$13.57	$13.06	$13.42	$12.52
Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.27	0.30	0.29	0.22
Net realized and unrealized gains (losses)	1.61	0.57	0.97	(0.35)	0.90
Total from investment operations	1.83	0.84	1.27	(0.06)	1.12
Less distributions:
Distributions from net investment income	(0.27)	(0.34)	(0.34)	(0.30)	(0.22)
Distributions from net realized gains	(0.11)	(0.31)	(0.42)	—	—
Total distributions	(0.38)	(0.65)	(0.76)	(0.30)	(0.22)
Net asset value at end of period	$15.21	$13.76	$13.57	$13.06	$13.42
Total return	13.46%	6.38%	10.42%	(0.52%)	9.11%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00% [3]	0.00%
Gross operating expenses[2]	0.12%	0.14%	0.17%	0.12%	0.14%
Net investment income (loss)	1.50%	2.03%	2.33%	2.15%	1.75%
Portfolio turnover rate	21%	27%	13%	16%	51% [4]
Net assets, end of period (x 1,000,000)	$65	$56	$51	$52	$59

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
[4]	The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 30% without including these transactions. There were no transaction costs associated with these transactions.
46
Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 73.9% OF NET ASSETS

U.S. Stocks 17.3%
Large-Cap 15.4%
Schwab Core Equity Fund	53,695	1,568,956
Schwab Fundamental US Large Company Index Fund	5,931	137,540
Schwab S&P 500 Index Fund	117,730	8,383,553
		10,090,049
Mid-Cap 0.7%
Schwab U.S. Mid-Cap Index Fund	7,201	464,029
Small-Cap 1.2%
Schwab Small-Cap Equity Fund	32,885	781,673
		11,335,751

International Stocks 8.9%
Developed Markets 8.9%
Laudus International MarketMasters Fund *	125,492	3,840,054
Schwab International Core Equity Fund	171,710	1,983,253
		5,823,307

Real Estate 2.1%
Global Real Estate 2.1%
Schwab Global Real Estate Fund	166,893	1,350,166

Fixed Income 42.5%
Inflation-Protected Bond 6.7%
Schwab Treasury Inflation Protected Securities Index Fund	346,772	4,365,856
Intermediate-Term Bond 25.9%
Schwab U.S. Aggregate Bond Index Fund	1,622,934	16,943,429
Short-Term Bond 9.9%
Schwab Short-Term Bond Index Fund	637,872	6,499,915
		27,809,200

Money Market Funds 3.1%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	2,040,481	2,041,093
Total Affiliated Underlying Funds (Cost $38,586,562)		48,359,517

UNAFFILIATED UNDERLYING FUNDS 24.5% OF NET ASSETS

U.S. Stocks 7.1%
Large-Cap 6.3%
ClearBridge Large Cap Growth Fund, Class IS	26,042	2,128,655
Dodge & Cox Stock Fund	7,945	1,958,914
		4,087,569
SECURITY	NUMBER OF SHARES	VALUE ($)
Small-Cap 0.8%
ClearBridge Small Cap Growth Fund, Class IS *	8,966	540,220
		4,627,789

Fixed Income 17.4%
Intermediate-Term Bond 15.4%
Baird Aggregate Bond Fund, Institutional Class	316,753	3,617,321
Loomis Sayles Investment Grade Bond Fund, Class Y	57,255	656,147
Metropolitan West Total Return Bond Fund, Class I	534,765	5,850,327
		10,123,795
International Bond 2.0%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	122,061	1,310,931
		11,434,726
Total Unaffiliated Underlying Funds (Cost $14,266,502)		16,062,515

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 1.5% OF NET ASSETS

Time Deposits 1.5%
BNP Paribas SA
0.01%, 11/01/21 (b)	655,045	655,045
Skandinaviska Enskilda Banken AB
0.01%, 11/01/21 (b)	335,469	335,469
Total Short-Term Investments (Cost $990,514)		990,514
Total Investments in Securities (Cost $53,843,578)		65,412,546

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

47
Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 73.9% OF NET ASSETS

U.S. Stocks 17.3%
Large-Cap 15.4%
Schwab Core Equity Fund	$2,540,417	$188,494	($1,759,736)	$404,793	$194,988	$1,568,956	53,695	$108,495
Schwab Dividend Equity Fund	76,027	—	(90,894)	(9,881)	24,748	—	—	557
Schwab Fundamental US Large Company Index Fund	—	125,000	—	—	12,540	137,540	5,931	—
Schwab S&P 500 Index Fund	5,731,755	1,730,356	(1,356,000)	170,901	2,106,541	8,383,553	117,730	116,356
						10,090,049
Mid-Cap 0.7%
Schwab U.S. Mid-Cap Index Fund	406,110	6,933	(108,999)	25,904	134,081	464,029	7,201	6,933
Small-Cap 1.2%
Schwab Small-Cap Equity Fund	608,229	1,413	(164,000)	13,174	322,857	781,673	32,885	1,413
						11,335,751

International Stocks 8.9%
Developed Markets 8.9%
Laudus International MarketMasters Fund	3,453,864	293,769	(777,000)	101,446	767,975	3,840,054	125,492	243,769
Schwab International Core Equity Fund	1,781,129	790,393	(1,016,000)	30,111	397,620	1,983,253	171,710	20,392
						5,823,307

Real Estate 2.1%
Global Real Estate 2.1%
Schwab Global Real Estate Fund	847,973	228,644	—	—	273,549	1,350,166	166,893	50,644

Fixed Income 42.5%
Inflation-Protected Bond 6.7%
Schwab Treasury Inflation Protected Securities Index Fund	3,472,960	935,176	(170,000)	(2,301)	130,021	4,365,856	346,772	129,176
Intermediate-Term Bond 25.9%
Schwab U.S. Aggregate Bond Index Fund	14,401,866	5,419,953	(2,416,925)	(59,645)	(401,820)	16,943,429	1,622,934	336,776
Short-Term Bond 9.9%
Schwab Short-Term Bond Index Fund	5,538,328	1,451,224	(386,962)	(2,992)	(99,683)	6,499,915	637,872	70,236
						27,809,200

Money Market Funds 3.1%
Schwab Variable Share Price Money Fund, Ultra Shares	2,040,684	600,613	(600,000)	38	(242)	2,041,093	2,040,481	611
Total Affiliated Underlying Funds	$40,899,342	$11,771,968	($8,846,516)	$671,548	$3,863,175	$48,359,517		$1,085,358

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
48
Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$48,359,517	$—	$—	$48,359,517
Unaffiliated Underlying Funds[1]	16,062,515	—	—	16,062,515
Short-Term Investments[1]	—	990,514	—	990,514
Total	$64,422,032	$990,514	$—	$65,412,546

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
49
Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $38,586,562)		$48,359,517
Investments in securities, at value - unaffiliated (cost $15,257,016)		17,053,029
Receivables:
Investments sold		544,176
Dividends		41,088
Fund shares sold		13,177
Due from investment adviser		6,252
Prepaid expenses	+	11,450
Total assets		66,028,689
Liabilities
Payables:
Investments bought		517,611
Accrued expenses	+	33,691
Total liabilities		551,302
Net assets		$65,477,387
Net Assets by Source
Capital received from investors		$51,891,085
Total distributable earnings	+	13,586,302
Net assets		$65,477,387

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$65,477,387		4,304,687		$15.21

50
Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$699,209
Dividends received from securities - unaffiliated		199,656
Interest received from securities - unaffiliated	+	45
Total investment income		898,910
Expenses
Professional fees		21,745
Registration fees		21,550
Portfolio accounting fees		11,911
Independent trustees’ fees		7,216
Shareholder reports		2,210
Transfer agent fees		1,047
Custodian fees		198
Other expenses	+	3,785
Total expenses		69,662
Expense reduction by investment adviser	–	69,662
Net expenses	–	—
Net investment income		898,910
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		386,149
Realized capital gain distributions received from underlying funds - unaffiliated		540,290
Net realized gains on sales of securities - affiliated		671,548
Net realized gains on sales of securities - unaffiliated	+	367,381
Net realized gains		1,965,368
Net change in unrealized appreciation (depreciation) on securities - affiliated		3,863,175
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	614,458
Net change in unrealized appreciation (depreciation)	+	4,477,633
Net realized and unrealized gains		6,443,001
Increase in net assets resulting from operations		$7,341,911
51
Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2010 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$898,910	$1,088,288
Net realized gains		1,965,368	391,654
Net change in unrealized appreciation (depreciation)	+	4,477,633	1,752,405
Increase in net assets from operations		$7,341,911	$3,232,347
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($1,544,083)	($2,519,058)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,210,571	$17,923,236	1,235,019	$16,620,379
Shares reinvested		94,692	1,353,144	172,129	2,273,818
Shares redeemed	+	(1,035,698)	(15,103,593)	(1,139,051)	(15,206,801)
Net transactions in fund shares		269,565	$4,172,787	268,097	$3,687,396
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,035,122	$55,506,772	3,767,025	$51,106,087
Total increase	+	269,565	9,970,615	268,097	4,400,685
End of period		4,304,687	$65,477,387	4,035,122	$55,506,772
52
Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$12.18	$12.07	$11.49	$12.21	$11.72
Income (loss) from investment operations:
Net investment income (loss)[1]	0.19	0.25	0.27	0.25	0.20
Net realized and unrealized gains (losses)	1.54	0.50	0.86	(0.30)	0.88
Total from investment operations	1.73	0.75	1.13	(0.05)	1.08
Less distributions:
Distributions from net investment income	(0.24)	(0.31)	(0.30)	(0.27)	(0.22)
Distributions from net realized gains	(0.31)	(0.33)	(0.25)	(0.40)	(0.37)
Total distributions	(0.55)	(0.64)	(0.55)	(0.67)	(0.59)
Net asset value at end of period	$13.36	$12.18	$12.07	$11.49	$12.21
Total return	14.54%	6.41%	10.48%	(0.57%)	9.67%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00% [3]	0.00%
Gross operating expenses[2]	0.08%	0.10%	0.11%	0.07%	0.09%
Net investment income (loss)	1.47%	2.07%	2.35%	2.12%	1.74%
Portfolio turnover rate	14%	15%	10%	14%	52% [4]
Net assets, end of period (x 1,000,000)	$81	$77	$81	$90	$103

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
[4]	The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 33% without including these transactions. There were no transaction costs associated with these transactions.
53
Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 74.3% OF NET ASSETS

U.S. Stocks 18.7%
Large-Cap 16.5%
Schwab Core Equity Fund	77,929	2,277,077
Schwab Fundamental US Large Company Index Fund	3,623	84,013
Schwab S&P 500 Index Fund	155,775	11,092,729
		13,453,819
Mid-Cap 0.9%
Schwab U.S. Mid-Cap Index Fund	10,762	693,518
Small-Cap 1.3%
Schwab Small-Cap Equity Fund	45,943	1,092,075
		15,239,412

International Stocks 10.1%
Developed Markets 10.1%
Laudus International MarketMasters Fund *	196,705	6,019,167
Schwab International Core Equity Fund	188,550	2,177,755
		8,196,922

Real Estate 2.2%
Global Real Estate 2.2%
Schwab Global Real Estate Fund	216,114	1,748,366

Fixed Income 40.1%
Inflation-Protected Bond 6.3%
Schwab Treasury Inflation Protected Securities Index Fund	406,581	5,118,855
Intermediate-Term Bond 24.5%
Schwab U.S. Aggregate Bond Index Fund	1,915,309	19,995,824
Short-Term Bond 9.3%
Schwab Short-Term Bond Index Fund	741,970	7,560,669
		32,675,348

Money Market Funds 3.2%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	2,589,665	2,590,441
Total Affiliated Underlying Funds (Cost $44,980,491)		60,450,489

UNAFFILIATED UNDERLYING FUNDS 24.6% OF NET ASSETS

U.S. Stocks 7.4%
Large-Cap 6.6%
ClearBridge Large Cap Growth Fund, Class IS	34,255	2,799,999
Dodge & Cox Stock Fund	10,414	2,567,698
		5,367,697
SECURITY	NUMBER OF SHARES	VALUE ($)
Small-Cap 0.8%
ClearBridge Small Cap Growth Fund, Class IS *	11,462	690,605
		6,058,302

Fixed Income 17.2%
Intermediate-Term Bond 15.1%
Baird Aggregate Bond Fund, Institutional Class	342,832	3,915,142
Loomis Sayles Investment Grade Bond Fund, Class Y	95,653	1,096,180
Metropolitan West Total Return Bond Fund, Class I	660,818	7,229,352
		12,240,674
International Bond 2.1%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	160,237	1,720,949
		13,961,623
Total Unaffiliated Underlying Funds (Cost $17,366,057)		20,019,925

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 1.0% OF NET ASSETS

Time Deposits 1.0%
Australia & New Zealand Banking Group Ltd.
0.01%, 11/01/21 (b)	35,063	35,063
BNP Paribas SA
0.01%, 11/01/21 (b)	814,804	814,804
Total Short-Term Investments (Cost $849,867)		849,867
Total Investments in Securities (Cost $63,196,415)		81,320,281

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

54
Schwab Target Funds  |  Annual Report
See financial notes

Schwab Target 2015 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 74.3% OF NET ASSETS

U.S. Stocks 18.7%
Large-Cap 16.5%
Schwab Core Equity Fund	$3,737,720	$162,388	($2,514,000)	$1,033,450	($142,481)	$2,277,077	77,929	$162,388
Schwab Dividend Equity Fund	89,000	—	(102,487)	22,866	(9,379)	—	—	652
Schwab Fundamental US Large Company Index Fund	—	68,000	—	—	16,013	84,013	3,623	—
Schwab S&P 500 Index Fund	8,418,126	874,772	(1,582,588)	438,914	2,943,505	11,092,729	155,775	169,065
						13,453,819
Mid-Cap 0.9%
Schwab U.S. Mid-Cap Index Fund	608,622	10,392	(165,000)	39,235	200,269	693,518	10,762	10,392
Small-Cap 1.3%
Schwab Small-Cap Equity Fund	1,003,720	2,332	(450,000)	136,784	399,239	1,092,075	45,943	2,332
						15,239,412

International Stocks 10.1%
Developed Markets 10.1%
Laudus International MarketMasters Fund	5,392,510	761,965	(1,492,000)	164,857	1,191,835	6,019,167	196,705	366,965
Schwab International Core Equity Fund	2,755,151	30,691	(1,286,000)	157,527	520,386	2,177,755	188,550	30,691
						8,196,922

Real Estate 2.2%
Global Real Estate 2.2%
Schwab Global Real Estate Fund	1,318,093	134,117	(114,000)	12,729	397,427	1,748,366	216,114	74,116

Fixed Income 40.1%
Inflation-Protected Bond 6.3%
Schwab Treasury Inflation Protected Securities Index Fund	4,745,389	455,791	(260,000)	5,220	172,455	5,118,855	406,581	163,791
Intermediate-Term Bond 24.5%
Schwab U.S. Aggregate Bond Index Fund	19,039,900	3,486,403	(1,981,431)	(44,611)	(504,437)	19,995,824	1,915,309	433,050
Short-Term Bond 9.3%
Schwab Short-Term Bond Index Fund	7,265,534	773,551	(354,128)	(1,677)	(122,611)	7,560,669	741,970	89,559
						32,675,348

Money Market Funds 3.2%
Schwab Variable Share Price Money Fund, Ultra Shares	2,289,929	300,771	—	—	(259)	2,590,441	2,589,665	774
Total Affiliated Underlying Funds	$56,663,694	$7,061,173	($10,301,634)	$1,965,294	$5,061,962	$60,450,489		$1,503,775

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
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Schwab Target 2015 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$60,450,489	$—	$—	$60,450,489
Unaffiliated Underlying Funds[1]	20,019,925	—	—	20,019,925
Short-Term Investments[1]	—	849,867	—	849,867
Total	$80,470,414	$849,867	$—	$81,320,281

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Target 2015 Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $44,980,491)		$60,450,489
Investments in securities, at value - unaffiliated (cost $18,215,924)		20,869,792
Receivables:
Investments sold		627,898
Dividends		48,999
Fund shares sold		21,276
Due from investment adviser		6,002
Prepaid expenses	+	4,650
Total assets		82,029,106
Liabilities
Payables:
Investments bought		596,144
Accrued expenses	+	34,278
Total liabilities		630,422
Net assets		$81,398,684
Net Assets by Source
Capital received from investors		$59,533,419
Total distributable earnings	+	21,865,265
Net assets		$81,398,684

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$81,398,684		6,092,558		$13.36

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Schwab Target 2015 Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$929,862
Dividends received from securities - unaffiliated		270,399
Interest received from securities - unaffiliated	+	54
Total investment income		1,200,315
Expenses
Professional fees		21,740
Registration fees		20,071
Portfolio accounting fees		12,122
Independent trustees’ fees		7,288
Shareholder reports		2,321
Transfer agent fees		1,431
Other expenses	+	3,952
Total expenses		68,925
Expense reduction by investment adviser	–	68,925
Net expenses	–	—
Net investment income		1,200,315
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		573,913
Realized capital gain distributions received from underlying funds - unaffiliated		752,439
Net realized gains on sales of securities - affiliated		1,965,294
Net realized gains on sales of securities - unaffiliated	+	510,795
Net realized gains		3,802,441
Net change in unrealized appreciation (depreciation) on securities - affiliated		5,061,962
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	956,315
Net change in unrealized appreciation (depreciation)	+	6,018,277
Net realized and unrealized gains		9,820,718
Increase in net assets resulting from operations		$11,021,033
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Schwab Target 2015 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$1,200,315	$1,605,087
Net realized gains		3,802,441	1,910,607
Net change in unrealized appreciation (depreciation)	+	6,018,277	1,251,931
Increase in net assets from operations		$11,021,033	$4,767,625
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($3,467,726)	($4,189,125)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		645,653	$8,261,663	767,274	$9,075,200
Shares reinvested		263,836	3,295,303	335,649	3,930,448
Shares redeemed	+	(1,161,720)	(14,985,882)	(1,481,051)	(17,448,525)
Net transactions in fund shares		(252,231)	($3,428,916)	(378,128)	($4,442,877)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,344,789	$77,274,293	6,722,917	$81,138,670
Total increase (decrease)	+	(252,231)	4,124,391	(378,128)	(3,864,377)
End of period		6,092,558	$81,398,684	6,344,789	$77,274,293
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Schwab Target 2020 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$14.55	$14.46	$13.87	$14.71	$13.84
Income (loss) from investment operations:
Net investment income (loss)[1]	0.23	0.30	0.32	0.30	0.23
Net realized and unrealized gains (losses)	1.94	0.58	1.04	(0.33)	1.39
Total from investment operations	2.17	0.88	1.36	(0.03)	1.62
Less distributions:
Distributions from net investment income	(0.29)	(0.36)	(0.35)	(0.33)	(0.24)
Distributions from net realized gains	(0.29)	(0.43)	(0.42)	(0.48)	(0.51)
Total distributions	(0.58)	(0.79)	(0.77)	(0.81)	(0.75)
Net asset value at end of period	$16.14	$14.55	$14.46	$13.87	$14.71
Total return	15.27%	6.33%	10.58%	(0.32%)	12.28%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.02%	0.02%	0.03%	0.02%	0.03%
Net investment income (loss)	1.47%	2.13%	2.28%	2.07%	1.67%
Portfolio turnover rate	10%	17%	14%	18%	47% [3]
Net assets, end of period (x 1,000,000)	$531	$525	$549	$542	$579

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 31% without including these transactions. There were no transaction costs associated with these transactions.
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Schwab Target 2020 Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 74.4% OF NET ASSETS

U.S. Stocks 19.5%
Large-Cap 17.1%
Schwab Core Equity Fund	516,779	15,100,292
Schwab Fundamental US Large Company Index Fund	27,171	630,096
Schwab S&P 500 Index Fund	1,054,062	75,059,726
		90,790,114
Mid-Cap 0.8%
Schwab U.S. Mid-Cap Index Fund	69,229	4,461,137
Small-Cap 1.6%
Schwab Small-Cap Equity Fund	346,183	8,228,779
		103,480,030

International Stocks 11.0%
Developed Markets 11.0%
Laudus International MarketMasters Fund *	1,333,393	40,801,835
Schwab International Core Equity Fund	1,533,477	17,711,654
		58,513,489

Real Estate 2.3%
Global Real Estate 2.3%
Schwab Global Real Estate Fund	1,507,016	12,191,759

Fixed Income 38.6%
Inflation-Protected Bond 6.2%
Schwab Treasury Inflation Protected Securities Index Fund	2,604,447	32,789,992
Intermediate-Term Bond 23.6%
Schwab U.S. Aggregate Bond Index Fund	12,002,635	125,307,510
Short-Term Bond 8.8%
Schwab Short-Term Bond Index Fund	4,586,263	46,734,024
		204,831,526

Money Market Funds 3.0%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	15,946,819	15,951,603
Total Affiliated Underlying Funds (Cost $287,535,320)		394,968,407

UNAFFILIATED UNDERLYING FUNDS 24.5% OF NET ASSETS

U.S. Stocks 7.6%
Large-Cap 6.9%
ClearBridge Large Cap Growth Fund, Class IS	229,758	18,780,433
Dodge & Cox Stock Fund	72,517	17,880,599
		36,661,032
SECURITY	NUMBER OF SHARES	VALUE ($)
Small-Cap 0.7%
ClearBridge Small Cap Growth Fund, Class IS *	63,847	3,846,774
		40,507,806

Fixed Income 16.9%
Intermediate-Term Bond 14.7%
Baird Aggregate Bond Fund, Institutional Class	2,131,824	24,345,431
Loomis Sayles Investment Grade Bond Fund, Class Y	653,765	7,492,149
Metropolitan West Total Return Bond Fund, Class I	4,241,871	46,406,068
		78,243,648
International Bond 2.2%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	1,075,849	11,554,619
		89,798,267
Total Unaffiliated Underlying Funds (Cost $112,669,369)		130,306,073

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 0.7% OF NET ASSETS

Time Deposits 0.7%
Sumitomo Mitsui Banking Corp.
0.01%, 11/01/21 (b)	3,762,370	3,762,370
Total Short-Term Investments (Cost $3,762,370)		3,762,370
Total Investments in Securities (Cost $403,967,059)		529,036,850

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

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Schwab Target 2020 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 74.4% OF NET ASSETS

U.S. Stocks 19.5%
Large-Cap 17.1%
Schwab Core Equity Fund	$26,819,643	$1,271,702	($19,117,999)	$7,066,384	($939,438)	$15,100,292	516,779	$1,271,702
Schwab Dividend Equity Fund	494,768	—	(569,758)	128,535	(53,545)	—	—	3,627
Schwab Fundamental US Large Company Index Fund	—	510,000	—	—	120,096	630,096	27,171	—
Schwab S&P 500 Index Fund	60,049,369	3,290,415	(11,710,699)	3,929,265	19,501,376	75,059,726	1,054,062	1,180,417
						90,790,114
Mid-Cap 0.8%
Schwab U.S. Mid-Cap Index Fund	4,522,092	65,662	(1,770,000)	399,805	1,243,578	4,461,137	69,229	65,662
Small-Cap 1.6%
Schwab Small-Cap Equity Fund	7,030,894	15,715	(2,547,504)	600,735	3,128,939	8,228,779	346,183	15,715
						103,480,030

International Stocks 11.0%
Developed Markets 11.0%
Laudus International MarketMasters Fund	40,299,521	2,654,741	(12,027,943)	2,077,390	7,798,126	40,801,835	1,333,393	2,654,741
Schwab International Core Equity Fund	20,415,732	226,200	(7,913,000)	808,767	4,173,955	17,711,654	1,533,477	226,200
						58,513,489

Real Estate 2.3%
Global Real Estate 2.3%
Schwab Global Real Estate Fund	9,469,280	526,744	(730,000)	(54,303)	2,980,038	12,191,759	1,507,016	526,744

Fixed Income 38.6%
Inflation-Protected Bond 6.2%
Schwab Treasury Inflation Protected Securities Index Fund	30,768,451	2,969,051	(2,063,330)	4,432	1,111,388	32,789,992	2,604,447	1,049,050
Intermediate-Term Bond 23.6%
Schwab U.S. Aggregate Bond Index Fund	125,652,527	19,795,768	(16,556,724)	(347,675)	(3,236,386)	125,307,510	12,002,635	2,747,610
Short-Term Bond 8.8%
Schwab Short-Term Bond Index Fund	47,708,605	3,062,107	(3,250,000)	(25,117)	(761,571)	46,734,024	4,586,263	570,180
						204,831,526

Money Market Funds 3.0%
Schwab Variable Share Price Money Fund, Ultra Shares	14,748,426	1,204,771	—	—	(1,594)	15,951,603	15,946,819	4,772
Total Affiliated Underlying Funds	$387,979,308	$35,592,876	($78,256,957)	$14,588,218	$35,064,962	$394,968,407		$10,316,420

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
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Schwab Target 2020 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$394,968,407	$—	$—	$394,968,407
Unaffiliated Underlying Funds[1]	130,306,073	—	—	130,306,073
Short-Term Investments[1]	—	3,762,370	—	3,762,370
Total	$525,274,480	$3,762,370	$—	$529,036,850

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Target 2020 Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $287,535,320)		$394,968,407
Investments in securities, at value - unaffiliated (cost $116,431,739)		134,068,443
Receivables:
Investments sold		3,916,832
Fund shares sold		409,064
Dividends		309,969
Due from investment adviser		7,265
Prepaid expenses	+	16,699
Total assets		533,696,679
Liabilities
Payables:
Investments bought		2,472,633
Fund shares redeemed		159,385
Accrued expenses	+	52,899
Total liabilities		2,684,917
Net assets		$531,011,762
Net Assets by Source
Capital received from investors		$377,208,242
Total distributable earnings	+	153,803,520
Net assets		$531,011,762

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$531,011,762		32,890,315		$16.14

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Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$6,120,144
Dividends received from securities - unaffiliated		1,779,354
Interest received from securities - unaffiliated	+	310
Total investment income		7,899,808
Expenses
Registration fees		33,175
Portfolio accounting fees		25,678
Professional fees		22,546
Shareholder reports		9,741
Independent trustees’ fees		8,757
Transfer agent fees		4,521
Custodian fees		10
Other expenses	+	7,874
Total expenses		112,302
Expense reduction by investment adviser	–	112,302
Net expenses	–	—
Net investment income		7,899,808
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		4,196,276
Realized capital gain distributions received from underlying funds - unaffiliated		5,149,139
Net realized gains on sales of securities - affiliated		14,588,218
Net realized gains on sales of securities - unaffiliated	+	3,893,370
Net realized gains		27,827,003
Net change in unrealized appreciation (depreciation) on securities - affiliated		35,064,962
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	5,815,992
Net change in unrealized appreciation (depreciation)	+	40,880,954
Net realized and unrealized gains		68,707,957
Increase in net assets resulting from operations		$76,607,765
65
Schwab Target Funds  |  Annual Report
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Schwab Target 2020 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$7,899,808	$11,277,294
Net realized gains		27,827,003	10,062,566
Net change in unrealized appreciation (depreciation)	+	40,880,954	9,049,897
Increase in net assets from operations		$76,607,765	$30,389,757
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($20,699,693)	($29,966,408)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,640,033	$56,415,138	5,736,654	$81,673,353
Shares reinvested		1,291,646	19,426,353	1,985,761	27,880,086
Shares redeemed	+	(8,142,847)	(126,181,394)	(9,574,984)	(133,223,621)
Net transactions in fund shares		(3,211,168)	($50,339,903)	(1,852,569)	($23,670,182)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		36,101,483	$525,443,593	37,954,052	$548,690,426
Total increase (decrease)	+	(3,211,168)	5,568,169	(1,852,569)	(23,246,833)
End of period		32,890,315	$531,011,762	36,101,483	$525,443,593
66
Schwab Target Funds  |  Annual Report
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Schwab Target 2025 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$14.81	$14.74	$14.10	$14.71	$13.45
Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.31	0.30	0.28	0.22
Net realized and unrealized gains (losses)	2.74	0.55	1.10	(0.34)	1.73
Total from investment operations	2.96	0.86	1.40	(0.06)	1.95
Less distributions:
Distributions from net investment income	(0.28)	(0.35)	(0.34)	(0.34)	(0.23)
Distributions from net realized gains	(0.19)	(0.44)	(0.42)	(0.21)	(0.46)
Total distributions	(0.47)	(0.79)	(0.76)	(0.55)	(0.69)
Net asset value at end of period	$17.30	$14.81	$14.74	$14.10	$14.71
Total return	20.25%	5.98%	10.79%	(0.53%)	15.17%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.02%	0.02%	0.03%	0.02%	0.03%
Net investment income (loss)	1.33%	2.14%	2.10%	1.88%	1.59%
Portfolio turnover rate	16%	16%	15%	13%	36% [3]
Net assets, end of period (x 1,000,000)	$662	$572	$577	$531	$521

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	The portfolio turnover rate increased due to the in-kind transactions relating to Schwab Total Bond Market Fund and Schwab U.S. Aggregate Bond Index Fund. For comparison purposes, the portfolio turnover rate would have been 26% without including these transactions. There were no transaction costs associated with these transactions.
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Schwab Target 2025 Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 72.3% OF NET ASSETS

U.S. Stocks 26.0%
Large-Cap 22.6%
Laudus U.S. Large Cap Growth Fund *	154,193	5,443,022
Schwab Core Equity Fund	1,054,445	30,810,897
Schwab Fundamental US Large Company Index Fund	49,307	1,143,426
Schwab S&P 500 Index Fund	1,576,116	112,235,211
		149,632,556
Mid-Cap 1.1%
Schwab U.S. Mid-Cap Index Fund	109,795	7,075,174
Small-Cap 2.3%
Schwab Small-Cap Equity Fund	638,447	15,175,891
		171,883,621

International Stocks 14.6%
Developed Markets 14.6%
Laudus International MarketMasters Fund *	2,147,013	65,698,592
Schwab International Core Equity Fund	2,678,831	30,940,500
		96,639,092

Real Estate 2.9%
Global Real Estate 2.9%
Schwab Global Real Estate Fund	2,390,689	19,340,678

Fixed Income 26.9%
Inflation-Protected Bond 2.9%
Schwab Treasury Inflation Protected Securities Index Fund	1,514,442	19,066,823
Intermediate-Term Bond 17.6%
Schwab U.S. Aggregate Bond Index Fund	11,160,840	116,519,168
Short-Term Bond 6.4%
Schwab Short-Term Bond Index Fund	4,183,625	42,631,137
		178,217,128

Money Market Funds 1.9%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	12,649,578	12,653,373
Total Affiliated Underlying Funds (Cost $345,737,386)		478,733,892

SECURITY	NUMBER OF SHARES	VALUE ($)
UNAFFILIATED UNDERLYING FUNDS 26.4% OF NET ASSETS

U.S. Stocks 8.7%
Large-Cap 7.7%
ClearBridge Large Cap Growth Fund, Class IS	283,165	23,145,909
Dodge & Cox Stock Fund	114,407	28,209,235
		51,355,144
Small-Cap 1.0%
ClearBridge Small Cap Growth Fund, Class IS *	107,133	6,454,792
		57,809,936

International Stocks 0.5%
Emerging Markets 0.5%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	256,102	3,034,803

Fixed Income 17.2%
Intermediate-Term Bond 13.3%
Baird Aggregate Bond Fund, Institutional Class	1,651,344	18,858,351
Loomis Sayles Investment Grade Bond Fund, Class Y	1,325,740	15,192,979
Metropolitan West Total Return Bond Fund, Class I	4,911,783	53,734,911
		87,786,241
International Bond 3.9%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	2,418,775	25,977,638
		113,763,879
Total Unaffiliated Underlying Funds (Cost $151,131,714)		174,608,618

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 1.2% OF NET ASSETS

Time Deposits 1.2%
Australia & New Zealand Banking Group Ltd.
0.01%, 11/01/21 (b)	6,635,222	6,635,222

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Schwab Target 2025 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

ISSUER	FACE AMOUNT ($)	VALUE ($)
JPMorgan Chase Bank
0.01%, 11/01/21 (b)	1,399,224	1,399,224
Total Short-Term Investments (Cost $8,034,446)		8,034,446
Total Investments in Securities (Cost $504,903,546)		661,376,956

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.
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Schwab Target 2025 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 72.3% OF NET ASSETS

U.S. Stocks 26.0%
Large-Cap 22.6%
Laudus U.S. Large Cap Growth Fund	$7,470,645	$383,139	($3,920,000)	$1,974,880	($465,642)	$5,443,022	154,193	$383,139
Schwab Core Equity Fund	46,480,332	2,304,654	(28,877,649)	5,710,875	5,192,685	30,810,897	1,054,445	2,304,654
Schwab Dividend Equity Fund	930,257	—	(1,071,251)	303,691	(162,697)	—	—	6,820
Schwab Fundamental US Large Company Index Fund	—	970,000	—	—	173,426	1,143,426	49,307	—
Schwab S&P 500 Index Fund	77,105,046	11,094,640	(8,210,000)	703,539	31,541,986	112,235,211	1,576,116	1,554,640
						149,632,556
Mid-Cap 1.1%
Schwab U.S. Mid-Cap Index Fund	6,590,860	97,533	(2,059,998)	417,514	2,029,265	7,075,174	109,795	97,533
Small-Cap 2.3%
Schwab Small-Cap Equity Fund	12,279,447	28,532	(3,720,000)	485,154	6,102,758	15,175,891	638,447	28,532
						171,883,621

International Stocks 14.6%
Developed Markets 14.6%
Laudus International MarketMasters Fund	57,737,488	6,947,890	(13,416,000)	1,471,251	12,957,963	65,698,592	2,147,013	3,897,890
Schwab International Core Equity Fund	32,272,214	1,623,533	(10,804,000)	511,299	7,337,454	30,940,500	2,678,831	363,532
						96,639,092

Real Estate 2.9%
Global Real Estate 2.9%
Schwab Global Real Estate Fund	14,248,053	1,897,884	(1,170,000)	(89,234)	4,453,975	19,340,678	2,390,689	797,886

Fixed Income 26.9%
Inflation-Protected Bond 2.9%
Schwab Treasury Inflation Protected Securities Index Fund	12,560,445	5,911,997	—	—	594,381	19,066,823	1,514,442	553,995
Intermediate-Term Bond 17.6%
Schwab U.S. Aggregate Bond Index Fund	93,421,065	31,090,903	(4,900,000)	(140,943)	(2,951,857)	116,519,168	11,160,840	2,356,430
Short-Term Bond 6.4%
Schwab Short-Term Bond Index Fund	36,034,341	8,968,911	(1,700,000)	(12,552)	(659,563)	42,631,137	4,183,625	468,514
						178,217,128

Money Market Funds 1.9%
Schwab Variable Share Price Money Fund, Ultra Shares	10,650,887	2,003,751	—	—	(1,265)	12,653,373	12,649,578	3,767
Total Affiliated Underlying Funds	$407,781,080	$73,323,367	($79,848,898)	$11,335,474	$66,142,869	$478,733,892		$12,817,332

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
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Schwab Target 2025 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$478,733,892	$—	$—	$478,733,892
Unaffiliated Underlying Funds[1]	174,608,618	—	—	174,608,618
Short-Term Investments[1]	—	8,034,446	—	8,034,446
Total	$653,342,510	$8,034,446	$—	$661,376,956

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Target 2025 Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $345,737,386)		$478,733,892
Investments in securities, at value - unaffiliated (cost $159,166,160)		182,643,064
Receivables:
Investments sold		3,621,913
Dividends		316,796
Fund shares sold		214,953
Due from investment adviser		7,620
Prepaid expenses	+	13,376
Total assets		665,551,614
Liabilities
Payables:
Investments bought		2,981,935
Fund shares redeemed		279,733
Accrued expenses	+	54,170
Total liabilities		3,315,838
Net assets		$662,235,776
Net Assets by Source
Capital received from investors		$478,969,957
Total distributable earnings	+	183,265,819
Net assets		$662,235,776

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$662,235,776		38,289,713		$17.30

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Schwab Target 2025 Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$6,119,535
Dividends received from securities - unaffiliated		2,345,972
Interest received from securities - unaffiliated	+	469
Total investment income		8,465,976
Expenses
Registration fees		35,815
Portfolio accounting fees		26,556
Professional fees		22,987
Shareholder reports		11,424
Independent trustees’ fees		9,041
Transfer agent fees		6,379
Other expenses	+	8,507
Total expenses		120,709
Expense reduction by investment adviser	–	120,709
Net expenses	–	—
Net investment income		8,465,976
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		6,697,797
Realized capital gain distributions received from underlying funds - unaffiliated		6,003,462
Net realized gains on sales of securities - affiliated		11,335,474
Net realized gains on sales of securities - unaffiliated	+	3,651,132
Net realized gains		27,687,865
Net change in unrealized appreciation (depreciation) on securities - affiliated		66,142,869
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	11,487,253
Net change in unrealized appreciation (depreciation)	+	77,630,122
Net realized and unrealized gains		105,317,987
Increase in net assets resulting from operations		$113,783,963
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Schwab Target 2025 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$8,465,976	$12,235,811
Net realized gains		27,687,865	6,167,034
Net change in unrealized appreciation (depreciation)	+	77,630,122	11,665,987
Increase in net assets from operations		$113,783,963	$30,068,832
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($17,910,599)	($31,204,773)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,926,067	$114,143,701	6,665,930	$96,099,310
Shares reinvested		1,088,638	17,189,589	2,073,359	29,960,039
Shares redeemed	+	(8,322,542)	(136,708,712)	(9,291,366)	(130,280,378)
Net transactions in fund shares		(307,837)	($5,375,422)	(552,077)	($4,221,029)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		38,597,550	$571,737,834	39,149,627	$577,094,804
Total increase (decrease)	+	(307,837)	90,497,942	(552,077)	(5,356,970)
End of period		38,289,713	$662,235,776	38,597,550	$571,737,834
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Schwab Target 2030 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$15.67	$15.79	$15.24	$16.10	$14.51
Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.33	0.30	0.29	0.23
Net realized and unrealized gains (losses)	3.54	0.57	1.21	(0.38)	2.18
Total from investment operations	3.76	0.90	1.51	(0.09)	2.41
Less distributions:
Distributions from net investment income	(0.27)	(0.37)	(0.37)	(0.39)	(0.24)
Distributions from net realized gains	(0.28)	(0.65)	(0.59)	(0.38)	(0.58)
Total distributions	(0.55)	(1.02)	(0.96)	(0.77)	(0.82)
Net asset value at end of period	$18.88	$15.67	$15.79	$15.24	$16.10
Total return	24.38%	5.81%	10.94%	(0.75%)	17.47%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.01%	0.02%	0.02%	0.02%	0.02%
Net investment income (loss)	1.21%	2.15%	2.00%	1.79%	1.53%
Portfolio turnover rate	14%	13%	17%	14%	30%
Net assets, end of period (x 1,000,000)	$1,166	$965	$999	$958	$966

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
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Schwab Target 2030 Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 71.5% OF NET ASSETS

U.S. Stocks 31.7%
Large-Cap 27.3%
Laudus U.S. Large Cap Growth Fund *	668,100	23,583,922
Schwab Core Equity Fund	2,426,768	70,910,149
Schwab Fundamental US Large Company Index Fund	254,129	5,893,250
Schwab S&P 500 Index Fund	3,056,999	217,688,882
		318,076,203
Mid-Cap 1.3%
Schwab U.S. Mid-Cap Index Fund	232,696	14,994,937
Small-Cap 3.1%
Schwab Small-Cap Equity Fund	1,526,551	36,286,126
		369,357,266

International Stocks 17.6%
Developed Markets 17.6%
Laudus International MarketMasters Fund *	4,352,439	133,184,630
Schwab International Core Equity Fund	6,267,155	72,385,637
		205,570,267

Real Estate 3.3%
Global Real Estate 3.3%
Schwab Global Real Estate Fund	4,789,369	38,745,994

Fixed Income 17.7%
Inflation-Protected Bond 0.8%
Schwab Treasury Inflation Protected Securities Index Fund	711,917	8,963,030
Intermediate-Term Bond 12.4%
Schwab U.S. Aggregate Bond Index Fund	13,890,043	145,012,045
Short-Term Bond 4.5%
Schwab Short-Term Bond Index Fund	5,117,734	52,149,714
		206,124,789

Money Market Funds 1.2%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	14,655,204	14,659,600
Total Affiliated Underlying Funds (Cost $535,539,611)		834,457,916

SECURITY	NUMBER OF SHARES	VALUE ($)
UNAFFILIATED UNDERLYING FUNDS 27.2% OF NET ASSETS

U.S. Stocks 10.0%
Large-Cap 8.8%
ClearBridge Large Cap Growth Fund, Class IS	536,888	43,885,249
Dodge & Cox Stock Fund	236,516	58,317,755
		102,203,004
Small-Cap 1.2%
ClearBridge Small Cap Growth Fund, Class IS *	239,494	14,429,524
		116,632,528

International Stocks 1.3%
Emerging Markets 1.3%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	1,263,429	14,971,636

Fixed Income 15.9%
Intermediate-Term Bond 11.4%
Baird Aggregate Bond Fund, Institutional Class	1,940,242	22,157,568
Loomis Sayles Investment Grade Bond Fund, Class Y	2,894,674	33,172,967
Metropolitan West Total Return Bond Fund, Class I	7,041,455	77,033,520
		132,364,055
International Bond 4.5%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	4,932,277	52,972,651
		185,336,706
Total Unaffiliated Underlying Funds (Cost $270,051,034)		316,940,870

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 1.2% OF NET ASSETS

Time Deposits 1.2%
BNP Paribas SA
0.01%, 11/01/21 (b)	11,687,717	11,687,717

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Schwab Target 2030 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

ISSUER	FACE AMOUNT ($)	VALUE ($)
Citibank NA
0.01%, 11/01/21 (b)	1,815,176	1,815,176
Total Short-Term Investments (Cost $13,502,893)		13,502,893
Total Investments in Securities (Cost $819,093,538)		1,164,901,679

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.
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Schwab Target 2030 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 71.5% OF NET ASSETS

U.S. Stocks 31.7%
Large-Cap 27.3%
Laudus U.S. Large Cap Growth Fund	$23,072,141	$1,298,085	($6,600,000)	$3,712,958	$2,100,738	$23,583,922	668,100	$1,298,085
Schwab Core Equity Fund	92,635,966	4,671,441	(48,880,431)	11,824,336	10,658,837	70,910,149	2,426,768	4,671,441
Schwab Dividend Equity Fund	7,754,406	—	(8,910,071)	1,860,615	(704,950)	—	—	52,968
Schwab Fundamental US Large Company Index Fund	—	4,770,000	—	—	1,123,250	5,893,250	254,129	—
Schwab S&P 500 Index Fund	142,592,653	26,363,956	(12,980,000)	1,398,787	60,313,486	217,688,882	3,056,999	2,843,956
						318,076,203
Mid-Cap 1.3%
Schwab U.S. Mid-Cap Index Fund	11,503,681	196,417	(1,490,000)	332,885	4,451,954	14,994,937	232,696	196,417
Small-Cap 3.1%
Schwab Small-Cap Equity Fund	28,900,959	65,408	(7,921,601)	1,255,243	13,986,117	36,286,126	1,526,551	65,408
						369,357,266

International Stocks 17.6%
Developed Markets 17.6%
Laudus International MarketMasters Fund	112,996,078	7,775,592	(16,124,000)	1,632,463	26,904,497	133,184,630	4,352,439	7,775,592
Schwab International Core Equity Fund	66,512,210	741,111	(11,581,000)	88,930	16,624,386	72,385,637	6,267,155	741,111
						205,570,267

Real Estate 3.3%
Global Real Estate 3.3%
Schwab Global Real Estate Fund	28,896,417	1,649,288	(920,000)	(85,831)	9,206,120	38,745,994	4,789,369	1,649,288

Fixed Income 17.7%
Inflation-Protected Bond 0.8%
Schwab Treasury Inflation Protected Securities Index Fund	4,607,974	4,786,411	(702,353)	(10,965)	281,963	8,963,030	711,917	246,411
Intermediate-Term Bond 12.4%
Schwab U.S. Aggregate Bond Index Fund	112,389,577	41,152,410	(4,771,835)	(120,895)	(3,637,212)	145,012,045	13,890,043	2,910,330
Short-Term Bond 4.5%
Schwab Short-Term Bond Index Fund	43,172,563	9,799,457	—	—	(822,306)	52,149,714	5,117,734	569,554
						206,124,789

Money Market Funds 1.2%
Schwab Variable Share Price Money Fund, Ultra Shares	12,656,711	2,004,354	—	—	(1,465)	14,659,600	14,655,204	4,370
Total Affiliated Underlying Funds	$687,691,336	$105,273,930	($120,881,291)	$21,888,526	$140,485,415	$834,457,916		$23,024,931

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
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Schwab Target 2030 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$834,457,916	$—	$—	$834,457,916
Unaffiliated Underlying Funds[1]	316,940,870	—	—	316,940,870
Short-Term Investments[1]	—	13,502,893	—	13,502,893
Total	$1,151,398,786	$13,502,893	$—	$1,164,901,679

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Target 2030 Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $535,539,611)		$834,457,916
Investments in securities, at value - unaffiliated (cost $283,553,927)		330,443,763
Receivables:
Investments sold		5,480,221
Fund shares sold		486,399
Dividends		429,027
Due from investment adviser		8,369
Prepaid expenses	+	23,103
Total assets		1,171,328,798
Liabilities
Payables:
Investments bought		4,438,954
Fund shares redeemed		431,050
Accrued expenses	+	69,114
Total liabilities		4,939,118
Net assets		$1,166,389,680
Net Assets by Source
Capital received from investors		$771,966,272
Total distributable earnings	+	394,423,408
Net assets		$1,166,389,680

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,166,389,680		61,773,307		$18.88

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Schwab Target 2030 Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$9,243,084
Dividends received from securities - unaffiliated		4,128,288
Interest received from securities - unaffiliated	+	754
Total investment income		13,372,126
Expenses
Registration fees		37,448
Portfolio accounting fees		31,313
Professional fees		23,816
Shareholder reports		20,100
Independent trustees’ fees		10,538
Transfer agent fees		6,870
Other expenses	+	12,395
Total expenses		142,480
Expense reduction by investment adviser	–	142,480
Net expenses	–	—
Net investment income		13,372,126
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		13,781,847
Realized capital gain distributions received from underlying funds - unaffiliated		10,186,371
Net realized gains on sales of securities - affiliated		21,888,526
Net realized gains on sales of securities - unaffiliated	+	5,545,910
Net realized gains		51,402,654
Net change in unrealized appreciation (depreciation) on securities - affiliated		140,485,415
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	27,833,660
Net change in unrealized appreciation (depreciation)	+	168,319,075
Net realized and unrealized gains		219,721,729
Increase in net assets resulting from operations		$233,093,855
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Schwab Target 2030 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$13,372,126	$20,928,995
Net realized gains		51,402,654	16,570,661
Net change in unrealized appreciation (depreciation)	+	168,319,075	11,397,857
Increase in net assets from operations		$233,093,855	$48,897,513
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($33,685,506)	($64,665,015)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,679,574	$154,456,722	8,331,450	$126,649,806
Shares reinvested		1,918,145	32,455,024	4,044,928	62,251,430
Shares redeemed	+	(10,436,498)	(185,218,592)	(14,016,675)	(206,526,474)
Net transactions in fund shares		161,221	$1,693,154	(1,640,297)	($17,625,238)
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		61,612,086	$965,288,177	63,252,383	$998,680,917
Total increase (decrease)	+	161,221	201,101,503	(1,640,297)	(33,392,740)
End of period		61,773,307	$1,166,389,680	61,612,086	$965,288,177
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Schwab Target 2035 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$15.34	$15.46	$14.94	$15.58	$13.82
Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.31	0.28	0.27	0.21
Net realized and unrealized gains (losses)	3.99	0.53	1.19	(0.38)	2.32
Total from investment operations	4.19	0.84	1.47	(0.11)	2.53
Less distributions:
Distributions from net investment income	(0.24)	(0.34)	(0.36)	(0.39)	(0.22)
Distributions from net realized gains	(0.24)	(0.62)	(0.59)	(0.14)	(0.55)
Total distributions	(0.48)	(0.96)	(0.95)	(0.53)	(0.77)
Net asset value at end of period	$19.05	$15.34	$15.46	$14.94	$15.58
Total return	27.76%	5.51%	10.90%	(0.88%)	19.19%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00% [3]	0.00%
Gross operating expenses[2]	0.02%	0.03%	0.03%	0.03%	0.04%
Net investment income (loss)	1.11%	2.06%	1.87%	1.70%	1.48%
Portfolio turnover rate	14%	12%	15%	14%	24%
Net assets, end of period (x 1,000,000)	$612	$477	$483	$447	$440

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
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Schwab Target 2035 Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 72.7% OF NET ASSETS

U.S. Stocks 35.9%
Large-Cap 30.7%
Laudus U.S. Large Cap Growth Fund *	574,129	20,266,768
Schwab Core Equity Fund	1,433,759	41,894,424
Schwab Fundamental US Large Company Index Fund	311,135	7,215,216
Schwab S&P 500 Index Fund	1,666,858	118,696,941
		188,073,349
Mid-Cap 1.5%
Schwab U.S. Mid-Cap Index Fund	140,455	9,050,934
Small-Cap 3.7%
Schwab Small-Cap Equity Fund	952,940	22,651,391
		219,775,674

International Stocks 19.9%
Developed Markets 19.9%
Laudus International MarketMasters Fund *	2,619,975	80,171,247
Schwab International Core Equity Fund	3,593,900	41,509,544
		121,680,791

Real Estate 3.8%
Global Real Estate 3.8%
Schwab Global Real Estate Fund	2,868,159	23,203,409

Fixed Income 12.1%
Intermediate-Term Bond 9.0%
Schwab U.S. Aggregate Bond Index Fund	5,286,264	55,188,599
Short-Term Bond 3.1%
Schwab Short-Term Bond Index Fund	1,866,094	19,015,497
		74,204,096

Money Market Funds 1.0%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	6,014,702	6,016,506
Total Affiliated Underlying Funds (Cost $295,029,890)		444,880,476

UNAFFILIATED UNDERLYING FUNDS 26.3% OF NET ASSETS

U.S. Stocks 10.7%
Large-Cap 9.2%
ClearBridge Large Cap Growth Fund, Class IS	279,382	22,836,688
Dodge & Cox Stock Fund	136,734	33,714,610
		56,551,298
SECURITY	NUMBER OF SHARES	VALUE ($)
Small-Cap 1.5%
ClearBridge Small Cap Growth Fund, Class IS *	151,417	9,122,858
		65,674,156

International Stocks 2.1%
Emerging Markets 2.1%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	1,084,737	12,854,140

Fixed Income 13.5%
Intermediate-Term Bond 9.6%
Baird Aggregate Bond Fund, Institutional Class	698,983	7,982,391
Loomis Sayles Investment Grade Bond Fund, Class Y	1,583,359	18,145,299
Metropolitan West Total Return Bond Fund, Class I	2,985,964	32,666,444
		58,794,134
International Bond 3.9%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	2,215,800	23,797,696
		82,591,830
Total Unaffiliated Underlying Funds (Cost $135,091,636)		161,120,126

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 0.9% OF NET ASSETS

Time Deposits 0.9%
BNP Paribas SA
0.01%, 11/01/21 (b)	5,759,593	5,759,593
Total Short-Term Investments (Cost $5,759,593)		5,759,593
Total Investments in Securities (Cost $435,881,119)		611,760,195

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

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Schwab Target 2035 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 72.7% OF NET ASSETS

U.S. Stocks 35.9%
Large-Cap 30.7%
Laudus U.S. Large Cap Growth Fund	$16,683,899	$938,670	($2,230,001)	$763,290	$4,110,910	$20,266,768	574,129	$938,670
Schwab Core Equity Fund	51,276,494	3,259,778	(25,310,000)	3,443,927	9,224,225	41,894,424	1,433,759	2,582,087
Schwab Dividend Equity Fund	7,043,705	—	(8,111,279)	738,519	329,055	—	—	51,638
Schwab Fundamental US Large Company Index Fund	—	5,840,000	—	—	1,375,216	7,215,216	311,135	—
Schwab S&P 500 Index Fund	71,231,322	18,935,736	(4,210,001)	235,257	32,504,627	118,696,941	1,666,858	1,460,277
						188,073,349
Mid-Cap 1.5%
Schwab U.S. Mid-Cap Index Fund	7,118,767	121,549	(1,060,001)	180,921	2,689,698	9,050,934	140,455	121,549
Small-Cap 3.7%
Schwab Small-Cap Equity Fund	17,736,031	449,881	(4,930,000)	(242,007)	9,637,486	22,651,391	952,940	39,882
						219,775,674

International Stocks 19.9%
Developed Markets 19.9%
Laudus International MarketMasters Fund	63,600,010	8,630,508	(8,580,000)	586,171	15,934,558	80,171,247	2,619,975	4,321,507
Schwab International Core Equity Fund	36,326,402	3,507,886	(7,820,001)	133,247	9,362,010	41,509,544	3,593,900	427,886
						121,680,791

Real Estate 3.8%
Global Real Estate 3.8%
Schwab Global Real Estate Fund	16,026,608	1,898,373	—	—	5,278,428	23,203,409	2,868,159	968,372

Fixed Income 12.1%
Intermediate-Term Bond 9.0%
Schwab U.S. Aggregate Bond Index Fund	40,060,770	18,318,702	(1,800,000)	(40,602)	(1,350,271)	55,188,599	5,286,264	1,089,938
Short-Term Bond 3.1%
Schwab Short-Term Bond Index Fund	15,108,866	4,205,074	—	—	(298,443)	19,015,497	1,866,094	205,111
						74,204,096

Money Market Funds 1.0%
Schwab Variable Share Price Money Fund, Ultra Shares	4,015,524	2,001,583	—	—	(601)	6,016,506	6,014,702	1,607
Total Affiliated Underlying Funds	$346,228,398	$68,107,740	($64,051,283)	$5,798,723	$88,796,898	$444,880,476		$12,208,524

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
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Schwab Target 2035 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$444,880,476	$—	$—	$444,880,476
Unaffiliated Underlying Funds[1]	161,120,126	—	—	161,120,126
Short-Term Investments[1]	—	5,759,593	—	5,759,593
Total	$606,000,602	$5,759,593	$—	$611,760,195

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Target 2035 Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $295,029,890)		$444,880,476
Investments in securities, at value - unaffiliated (cost $140,851,229)		166,879,719
Receivables:
Fund shares sold		1,430,004
Investments sold		1,175,429
Dividends		170,214
Due from investment adviser		6,625
Prepaid expenses	+	9,379
Total assets		614,551,846
Liabilities
Payables:
Investments bought		2,284,861
Fund shares redeemed		18,010
Accrued expenses	+	54,465
Total liabilities		2,357,336
Net assets		$612,194,510
Net Assets by Source
Capital received from investors		$416,933,766
Total distributable earnings	+	195,260,744
Net assets		$612,194,510

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$612,194,510		32,129,899		$19.05

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Schwab Target 2035 Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$4,385,996
Dividends received from securities - unaffiliated		1,979,068
Interest received from securities - unaffiliated	+	362
Total investment income		6,365,426
Expenses
Registration fees		30,467
Portfolio accounting fees		25,781
Professional fees		22,869
Shareholder reports		12,067
Independent trustees’ fees		8,836
Transfer agent fees		5,323
Other expenses	+	7,598
Total expenses		112,941
Expense reduction by investment adviser	–	112,941
Net expenses	–	—
Net investment income		6,365,426
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		7,822,528
Realized capital gain distributions received from underlying funds - unaffiliated		4,907,393
Net realized gains on sales of securities - affiliated		5,798,723
Net realized gains on sales of securities - unaffiliated	+	1,795,719
Net realized gains		20,324,363
Net change in unrealized appreciation (depreciation) on securities - affiliated		88,796,898
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	17,594,264
Net change in unrealized appreciation (depreciation)	+	106,391,162
Net realized and unrealized gains		126,715,525
Increase in net assets resulting from operations		$133,080,951
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Schwab Target 2035 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$6,365,426	$9,814,349
Net realized gains		20,324,363	7,393,258
Net change in unrealized appreciation (depreciation)	+	106,391,162	5,898,345
Increase in net assets from operations		$133,080,951	$23,105,952
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($15,121,800)	($30,104,205)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,580,980	$98,912,959	4,950,446	$73,475,207
Shares reinvested		875,675	14,737,609	1,911,963	29,023,597
Shares redeemed	+	(5,406,863)	(96,325,760)	(7,041,886)	(101,780,856)
Net transactions in fund shares		1,049,792	$17,324,808	(179,477)	$717,948
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		31,080,107	$476,910,551	31,259,584	$483,190,856
Total increase (decrease)	+	1,049,792	135,283,959	(179,477)	(6,280,305)
End of period		32,129,899	$612,194,510	31,080,107	$476,910,551
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Schwab Target 2040 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$16.24	$16.61	$16.27	$17.14	$15.12
Income (loss) from investment operations:
Net investment income (loss)[1]	0.20	0.32	0.28	0.28	0.23
Net realized and unrealized gains (losses)	4.68	0.56	1.28	(0.45)	2.78
Total from investment operations	4.88	0.88	1.56	(0.17)	3.01
Less distributions:
Distributions from net investment income	(0.24)	(0.35)	(0.39)	(0.44)	(0.24)
Distributions from net realized gains	(0.36)	(0.90)	(0.83)	(0.26)	(0.75)
Total distributions	(0.60)	(1.25)	(1.22)	(0.70)	(0.99)
Net asset value at end of period	$20.52	$16.24	$16.61	$16.27	$17.14
Total return	30.57%	5.31%	10.90%	(1.17%)	21.02%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00% [3]	0.00%
Gross operating expenses[2]	0.01%	0.02%	0.02%	0.02%	0.02%
Net investment income (loss)	1.05%	2.01%	1.78%	1.65%	1.44%
Portfolio turnover rate	14%	10%	15%	17%	21%
Net assets, end of period (x 1,000,000)	$1,236	$985	$1,012	$962	$998

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
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Schwab Target 2040 Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 74.4% OF NET ASSETS

U.S. Stocks 39.7%
Large-Cap 33.8%
Laudus U.S. Large Cap Growth Fund *	1,664,634	58,761,596
Schwab Core Equity Fund	3,123,257	91,261,565
Schwab Fundamental US Large Company Index Fund	940,181	21,802,800
Schwab S&P 500 Index Fund	3,457,138	246,182,829
		418,008,790
Mid-Cap 1.5%
Schwab U.S. Mid-Cap Index Fund	294,308	18,965,177
Small-Cap 4.4%
Schwab Small-Cap Equity Fund	2,269,490	53,945,780
		490,919,747

International Stocks 21.8%
Developed Markets 21.8%
Laudus International MarketMasters Fund *	5,688,732	174,075,204
Schwab International Core Equity Fund	8,227,830	95,031,438
		269,106,642

Real Estate 4.2%
Global Real Estate 4.2%
Schwab Global Real Estate Fund	6,388,313	51,681,449

Fixed Income 8.3%
Intermediate-Term Bond 6.1%
Schwab U.S. Aggregate Bond Index Fund	7,250,743	75,697,757
Short-Term Bond 2.2%
Schwab Short-Term Bond Index Fund	2,603,435	26,529,002
		102,226,759

Money Market Funds 0.4%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	4,876,634	4,878,097
Total Affiliated Underlying Funds (Cost $547,860,278)		918,812,694

UNAFFILIATED UNDERLYING FUNDS 24.5% OF NET ASSETS

U.S. Stocks 10.9%
Large-Cap 9.2%
ClearBridge Large Cap Growth Fund, Class IS	513,475	41,971,410
Dodge & Cox Stock Fund	292,127	72,029,631
		114,001,041
SECURITY	NUMBER OF SHARES	VALUE ($)
Small-Cap 1.7%
ClearBridge Small Cap Growth Fund, Class IS *	340,962	20,542,976
		134,544,017

International Stocks 2.9%
Emerging Markets 2.9%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	3,039,727	36,020,760

Fixed Income 10.7%
Intermediate-Term Bond 7.8%
Baird Aggregate Bond Fund, Institutional Class	943,906	10,779,410
Loomis Sayles Investment Grade Bond Fund, Class Y	3,011,255	34,508,986
Metropolitan West Total Return Bond Fund, Class I	4,609,183	50,424,466
		95,712,862
International Bond 2.9%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	3,389,428	36,402,458
		132,115,320
Total Unaffiliated Underlying Funds (Cost $248,308,990)		302,680,097

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 1.0% OF NET ASSETS

Time Deposits 1.0%
BNP Paribas SA
0.01%, 11/01/21 (b)	12,395,303	12,395,303
Skandinaviska Enskilda Banken AB
0.01%, 11/01/21 (b)	17,589	17,589
Total Short-Term Investments (Cost $12,412,892)		12,412,892
Total Investments in Securities (Cost $808,582,160)		1,233,905,683

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

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Schwab Target 2040 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 74.4% OF NET ASSETS

U.S. Stocks 39.7%
Large-Cap 33.8%
Laudus U.S. Large Cap Growth Fund	$45,866,279	$3,737,247	($4,690,001)	$646,097	$13,201,974	$58,761,596	1,664,634	$2,637,247
Schwab Core Equity Fund	114,355,888	5,759,619	(56,925,455)	11,792,894	16,278,619	91,261,565	3,123,257	5,759,619
Schwab Dividend Equity Fund	19,513,656	—	(22,554,863)	2,216,161	825,046	—	—	143,057
Schwab Fundamental US Large Company Index Fund	—	18,520,000	(910,000)	37,200	4,155,600	21,802,800	940,181	—
Schwab S&P 500 Index Fund	148,784,034	38,660,146	(9,525,000)	721,875	67,541,774	246,182,829	3,457,138	3,050,146
						418,008,790
Mid-Cap 1.5%
Schwab U.S. Mid-Cap Index Fund	15,436,223	263,561	(2,890,000)	556,563	5,598,830	18,965,177	294,308	263,561
Small-Cap 4.4%
Schwab Small-Cap Equity Fund	42,629,978	94,900	(11,260,000)	1,178,477	21,302,425	53,945,780	2,269,490	94,900
						490,919,747

International Stocks 21.8%
Developed Markets 21.8%
Laudus International MarketMasters Fund	139,977,655	15,921,427	(18,210,000)	1,755,658	34,630,464	174,075,204	5,688,732	9,721,427
Schwab International Core Equity Fund	83,622,077	969,793	(11,100,001)	(390,864)	21,930,433	95,031,438	8,227,830	969,793
						269,106,642

Real Estate 4.2%
Global Real Estate 4.2%
Schwab Global Real Estate Fund	36,808,630	2,914,080	—	—	11,958,739	51,681,449	6,388,313	2,164,081

Fixed Income 8.3%
Intermediate-Term Bond 6.1%
Schwab U.S. Aggregate Bond Index Fund	58,368,806	22,601,587	(3,300,000)	(123,181)	(1,849,455)	75,697,757	7,250,743	1,538,435
Short-Term Bond 2.2%
Schwab Short-Term Bond Index Fund	21,554,981	5,379,345	—	—	(405,324)	26,529,002	2,603,435	285,214
						102,226,759

Money Market Funds 0.4%
Schwab Variable Share Price Money Fund, Ultra Shares	4,877,113	1,472	—	—	(488)	4,878,097	4,876,634	1,466
Total Affiliated Underlying Funds	$731,795,320	$114,823,177	($141,365,320)	$18,390,880	$195,168,637	$918,812,694		$26,628,946

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
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Schwab Target 2040 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$918,812,694	$—	$—	$918,812,694
Unaffiliated Underlying Funds[1]	302,680,097	—	—	302,680,097
Short-Term Investments[1]	—	12,412,892	—	12,412,892
Total	$1,221,492,791	$12,412,892	$—	$1,233,905,683

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Target 2040 Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $547,860,278)		$918,812,694
Investments in securities, at value - unaffiliated (cost $260,721,882)		315,092,989
Receivables:
Investments sold		5,793,044
Fund shares sold		161,063
Interest		146,240
Dividends		98,918
Due from investment adviser		7,532
Prepaid expenses	+	19,691
Total assets		1,240,132,171
Liabilities
Payables:
Investments bought		4,132,632
Fund shares redeemed		382,259
Accrued expenses	+	79,088
Total liabilities		4,593,979
Net assets		$1,235,538,192
Net Assets by Source
Capital received from investors		$764,420,825
Total distributable earnings	+	471,117,367
Net assets		$1,235,538,192

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,235,538,192		60,221,295		$20.52

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Schwab Target 2040 Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$8,630,781
Dividends received from securities - unaffiliated		3,652,849
Interest received from securities - unaffiliated	+	712
Total investment income		12,284,342
Expenses
Registration fees		35,720
Portfolio accounting fees		31,947
Shareholder reports		28,005
Professional fees		23,994
Independent trustees’ fees		10,711
Transfer agent fees		8,372
Other expenses	+	12,713
Total expenses		151,462
Expense reduction by investment adviser	–	151,462
Net expenses	–	—
Net investment income		12,284,342
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		17,998,165
Realized capital gain distributions received from underlying funds - unaffiliated		9,789,923
Net realized gains on sales of securities - affiliated		18,390,880
Net realized gains on sales of securities - unaffiliated	+	5,218,021
Net realized gains		51,396,989
Net change in unrealized appreciation (depreciation) on securities - affiliated		195,168,637
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	38,889,787
Net change in unrealized appreciation (depreciation)	+	234,058,424
Net realized and unrealized gains		285,455,413
Increase in net assets resulting from operations		$297,739,755
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Schwab Target 2040 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$12,284,342	$19,809,310
Net realized gains		51,396,989	20,142,431
Net change in unrealized appreciation (depreciation)	+	234,058,424	7,925,275
Increase in net assets from operations		$297,739,755	$47,877,016
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($36,450,563)	($75,661,959)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,151,395	$135,282,209	7,287,918	$111,975,602
Shares reinvested		1,997,627	35,757,521	4,584,013	74,123,497
Shares redeemed	+	(9,615,839)	(182,116,086)	(12,097,184)	(184,546,752)
Net transactions in fund shares		(466,817)	($11,076,356)	(225,253)	$1,552,347
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		60,688,112	$985,325,356	60,913,365	$1,011,557,952
Total increase (decrease)	+	(466,817)	250,212,836	(225,253)	(26,232,596)
End of period		60,221,295	$1,235,538,192	60,688,112	$985,325,356
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Schwab Target 2045 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$13.83	$13.88	$13.35	$13.92	$12.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.16	0.25	0.22	0.21	0.17
Net realized and unrealized gains (losses)	4.36	0.46	1.09	(0.39)	2.37
Total from investment operations	4.52	0.71	1.31	(0.18)	2.54
Less distributions:
Distributions from net investment income	(0.18)	(0.28)	(0.31)	(0.36)	(0.18)
Distributions from net realized gains	(0.20)	(0.48)	(0.47)	(0.03)	(0.44)
Total distributions	(0.38)	(0.76)	(0.78)	(0.39)	(0.62)
Net asset value at end of period	$17.97	$13.83	$13.88	$13.35	$13.92
Total return	33.13%	5.10%	10.91%	(1.43%)	22.11%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00% [3]	0.00%
Gross operating expenses[2]	0.04%	0.05%	0.08%	0.06%	0.10%
Net investment income (loss)	0.96%	1.87%	1.65%	1.52%	1.31%
Portfolio turnover rate	12%	6%	8%	12%	11%
Net assets, end of period (x 1,000,000)	$252	$178	$162	$139	$121

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
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Schwab Target 2045 Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 76.6% OF NET ASSETS

U.S. Stocks 43.0%
Large-Cap 36.5%
Laudus U.S. Large Cap Growth Fund *	425,759	15,029,286
Schwab Core Equity Fund	681,534	19,914,426
Schwab Fundamental US Large Company Index Fund	288,561	6,691,733
Schwab S&P 500 Index Fund	710,160	50,570,503
		92,205,948
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	65,038	4,191,025
Small-Cap 4.8%
Schwab Small-Cap Equity Fund	508,293	12,082,130
		108,479,103

International Stocks 23.8%
Developed Markets 23.8%
Laudus International MarketMasters Fund *	1,222,267	37,401,355
Schwab International Core Equity Fund	1,965,842	22,705,478
		60,106,833

Real Estate 4.5%
Global Real Estate 4.5%
Schwab Global Real Estate Fund	1,406,482	11,378,442

Fixed Income 5.1%
Intermediate-Term Bond 3.8%
Schwab U.S. Aggregate Bond Index Fund	914,577	9,548,183
Short-Term Bond 1.3%
Schwab Short-Term Bond Index Fund	318,816	3,248,739
		12,796,922

Money Market Funds 0.2%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	425,289	425,417
Total Affiliated Underlying Funds (Cost $137,556,799)		193,186,717

UNAFFILIATED UNDERLYING FUNDS 22.4% OF NET ASSETS

U.S. Stocks 11.0%
Large-Cap 9.1%
ClearBridge Large Cap Growth Fund, Class IS	91,036	7,441,250
Dodge & Cox Stock Fund	62,835	15,493,133
		22,934,383
SECURITY	NUMBER OF SHARES	VALUE ($)
Small-Cap 1.9%
ClearBridge Small Cap Growth Fund, Class IS *	81,629	4,918,162
		27,852,545

International Stocks 3.8%
Emerging Markets 3.8%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	799,662	9,475,993

Fixed Income 7.6%
Intermediate-Term Bond 5.6%
Baird Aggregate Bond Fund, Institutional Class	130,504	1,490,358
Loomis Sayles Investment Grade Bond Fund, Class Y	517,299	5,928,252
Metropolitan West Total Return Bond Fund, Class I	626,716	6,856,269
		14,274,879
International Bond 2.0%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	460,270	4,943,305
		19,218,184
Total Unaffiliated Underlying Funds (Cost $45,789,114)		56,546,722

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 1.0% OF NET ASSETS

Time Deposits 1.0%
Skandinaviska Enskilda Banken AB
0.01%, 11/01/21 (b)	138,467	138,467
Sumitomo Mitsui Banking Corp.
0.01%, 11/01/21 (b)	2,528,126	2,528,126
Total Short-Term Investments (Cost $2,666,593)		2,666,593
Total Investments in Securities (Cost $186,012,506)		252,400,032

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

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Schwab Target 2045 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 76.6% OF NET ASSETS

U.S. Stocks 43.0%
Large-Cap 36.5%
Laudus U.S. Large Cap Growth Fund	$10,802,694	$1,755,333	($1,000,000)	$28,679	$3,442,580	$15,029,286	425,759	$609,923
Schwab Core Equity Fund	22,076,096	1,503,552	(9,294,682)	638,881	4,990,579	19,914,426	681,534	1,120,680
Schwab Dividend Equity Fund	3,996,168	—	(4,601,847)	(391,953)	997,632	—	—	29,295
Schwab Fundamental US Large Company Index Fund	—	5,540,000	—	—	1,151,733	6,691,733	288,561	—
Schwab S&P 500 Index Fund	27,015,854	11,929,027	(1,510,000)	59,074	13,076,548	50,570,503	710,160	577,624
						92,205,948
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	2,782,886	447,515	(239,999)	45,373	1,155,250	4,191,025	65,038	47,516
Small-Cap 4.8%
Schwab Small-Cap Equity Fund	8,281,447	458,836	(1,249,999)	(141,252)	4,733,098	12,082,130	508,293	18,836
						108,479,103

International Stocks 23.8%
Developed Markets 23.8%
Laudus International MarketMasters Fund	27,175,788	4,941,715	(1,979,998)	114,568	7,149,282	37,401,355	1,222,267	1,909,428
Schwab International Core Equity Fund	16,458,791	4,715,552	(2,880,000)	(65,730)	4,476,865	22,705,478	1,965,842	191,831
						60,106,833

Real Estate 4.5%
Global Real Estate 4.5%
Schwab Global Real Estate Fund	7,063,252	1,925,452	—	—	2,389,738	11,378,442	1,406,482	446,000

Fixed Income 5.1%
Intermediate-Term Bond 3.8%
Schwab U.S. Aggregate Bond Index Fund	6,574,580	3,410,100	(200,000)	(4,292)	(232,205)	9,548,183	914,577	178,619
Short-Term Bond 1.3%
Schwab Short-Term Bond Index Fund	2,462,881	833,846	—	—	(47,988)	3,248,739	318,816	32,585
						12,796,922

Money Market Funds 0.2%
Schwab Variable Share Price Money Fund, Ultra Shares	425,331	129	—	—	(43)	425,417	425,289	129
Total Affiliated Underlying Funds	$135,115,768	$37,461,057	($22,956,525)	$283,348	$43,283,069	$193,186,717		$5,162,466

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
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Schwab Target 2045 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$193,186,717	$—	$—	$193,186,717
Unaffiliated Underlying Funds[1]	56,546,722	—	—	56,546,722
Short-Term Investments[1]	—	2,666,593	—	2,666,593
Total	$249,733,439	$2,666,593	$—	$252,400,032

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Target 2045 Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $137,556,799)		$193,186,717
Investments in securities, at value - unaffiliated (cost $48,455,707)		59,213,315
Receivables:
Investments sold		514,682
Fund shares sold		268,879
Dividends		31,622
Due from investment adviser		9,615
Prepaid expenses	+	6,715
Total assets		253,231,545
Liabilities
Payables:
Investments bought		721,118
Fund shares redeemed		169,609
Accrued expenses	+	46,878
Total liabilities		937,605
Net assets		$252,293,940
Net Assets by Source
Capital received from investors		$179,922,192
Total distributable earnings	+	72,371,748
Net assets		$252,293,940

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$252,293,940		14,038,771		$17.97

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Schwab Target 2045 Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$1,553,626
Dividends received from securities - unaffiliated		610,545
Interest received from securities - unaffiliated	+	121
Total investment income		2,164,292
Expenses
Registration fees		24,865
Professional fees		22,203
Portfolio accounting fees		21,632
Shareholder reports		8,127
Independent trustees’ fees		7,732
Transfer agent fees		2,655
Other expenses	+	4,964
Total expenses		92,178
Expense reduction by investment adviser	–	92,178
Net expenses	–	—
Net investment income		2,164,292
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		3,608,840
Realized capital gain distributions received from underlying funds - unaffiliated		1,655,948
Net realized gains on sales of securities - affiliated		283,348
Net realized gains on sales of securities - unaffiliated	+	429,784
Net realized gains		5,977,920
Net change in unrealized appreciation (depreciation) on securities - affiliated		43,283,069
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	8,646,037
Net change in unrealized appreciation (depreciation)	+	51,929,106
Net realized and unrealized gains		57,907,026
Increase in net assets resulting from operations		$60,071,318
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Schwab Target 2045 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$2,164,292	$3,165,797
Net realized gains		5,977,920	2,612,624
Net change in unrealized appreciation (depreciation)	+	51,929,106	2,859,982
Increase in net assets from operations		$60,071,318	$8,638,403
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($4,963,016)	($8,999,527)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,403,163	$56,732,083	2,950,192	$38,924,237
Shares reinvested		312,568	4,851,051	634,950	8,781,363
Shares redeemed	+	(2,547,667)	(42,389,208)	(2,390,959)	(31,369,522)
Net transactions in fund shares		1,168,064	$19,193,926	1,194,183	$16,336,078
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		12,870,707	$177,991,712	11,676,524	$162,016,758
Total increase	+	1,168,064	74,302,228	1,194,183	15,974,954
End of period		14,038,771	$252,293,940	12,870,707	$177,991,712
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Schwab Target 2050 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$14.03	$14.03	$13.49	$14.07	$12.08
Income (loss) from investment operations:
Net investment income (loss)[1]	0.16	0.25	0.21	0.21	0.16
Net realized and unrealized gains (losses)	4.66	0.45	1.11	(0.41)	2.47
Total from investment operations	4.82	0.70	1.32	(0.20)	2.63
Less distributions:
Distributions from net investment income	(0.17)	(0.27)	(0.31)	(0.36)	(0.18)
Distributions from net realized gains	(0.20)	(0.43)	(0.47)	(0.02)	(0.46)
Total distributions	(0.37)	(0.70)	(0.78)	(0.38)	(0.64)
Net asset value at end of period	$18.48	$14.03	$14.03	$13.49	$14.07
Total return	34.83%	4.96%	10.87%	(1.50%)	22.68%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00% [3]	0.00%
Gross operating expenses[2]	0.04%	0.06%	0.08%	0.07%	0.11%
Net investment income (loss)	0.93%	1.83%	1.54%	1.45%	1.27%
Portfolio turnover rate	19%	5%	7%	10%	10%
Net assets, end of period (x 1,000,000)	$245	$181	$161	$122	$104

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
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Schwab Target 2050 Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 78.2% OF NET ASSETS

U.S. Stocks 45.5%
Large-Cap 38.6%
Laudus U.S. Large Cap Growth Fund *	477,680	16,862,105
Schwab Core Equity Fund	708,902	20,714,110
Schwab Fundamental US Large Company Index Fund	323,467	7,501,204
Schwab S&P 500 Index Fund	696,335	49,586,015
		94,663,434
Mid-Cap 1.6%
Schwab U.S. Mid-Cap Index Fund	61,485	3,962,121
Small-Cap 5.3%
Schwab Small-Cap Equity Fund	539,520	12,824,393
		111,449,948

International Stocks 24.8%
Developed Markets 24.8%
Laudus International MarketMasters Fund *	1,244,860	38,092,718
Schwab International Core Equity Fund	1,956,479	22,597,338
		60,690,056

Real Estate 4.7%
Global Real Estate 4.7%
Schwab Global Real Estate Fund	1,431,364	11,579,737

Fixed Income 3.2%
Intermediate-Term Bond 2.4%
Schwab U.S. Aggregate Bond Index Fund	576,451	6,018,149
Short-Term Bond 0.8%
Schwab Short-Term Bond Index Fund	188,456	1,920,368
		7,938,517

Money Market Funds 0.0%
Schwab Variable Share Price Money Fund, Ultra Shares 0.03% (a)	28,047	28,055
Total Affiliated Underlying Funds (Cost $135,595,667)		191,686,313

UNAFFILIATED UNDERLYING FUNDS 21.0% OF NET ASSETS

U.S. Stocks 11.0%
Large-Cap 9.0%
ClearBridge Large Cap Growth Fund, Class IS	82,982	6,782,984
Dodge & Cox Stock Fund	61,891	15,260,554
		22,043,538
SECURITY	NUMBER OF SHARES	VALUE ($)
Small-Cap 2.0%
ClearBridge Small Cap Growth Fund, Class IS *	80,621	4,857,389
		26,900,927

International Stocks 4.3%
Emerging Markets 4.3%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	896,358	10,621,843

Fixed Income 5.7%
Intermediate-Term Bond 4.3%
Baird Aggregate Bond Fund, Institutional Class	83,732	956,222
Loomis Sayles Investment Grade Bond Fund, Class Y	422,703	4,844,179
Metropolitan West Total Return Bond Fund, Class I	430,210	4,706,496
		10,506,897
International Bond 1.4%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	309,531	3,324,366
		13,831,263
Total Unaffiliated Underlying Funds (Cost $40,796,969)		51,354,033

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 0.8% OF NET ASSETS

Time Deposits 0.8%
Citibank NA
0.01%, 11/01/21 (b)	1,980,121	1,980,121
Total Short-Term Investments (Cost $1,980,121)		1,980,121
Total Investments in Securities (Cost $178,372,757)		245,020,467

*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	The rate shown is the current daily overnight rate.

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Schwab Target 2050 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 78.2% OF NET ASSETS

U.S. Stocks 45.5%
Large-Cap 38.6%
Laudus U.S. Large Cap Growth Fund	$12,216,880	$3,159,689	($2,400,000)	$272,646	$3,612,890	$16,862,105	477,680	$724,098
Schwab Core Equity Fund	23,187,335	1,177,090	(9,449,998)	581,786	5,217,897	20,714,110	708,902	1,177,090
Schwab Dividend Equity Fund	4,987,939	—	(5,743,936)	(316,062)	1,072,059	—	—	36,567
Schwab Fundamental US Large Company Index Fund	—	6,140,000	—	—	1,361,204	7,501,204	323,467	—
Schwab S&P 500 Index Fund	27,248,154	13,533,636	(4,165,002)	229,497	12,739,730	49,586,015	696,335	573,635
						94,663,434
Mid-Cap 1.6%
Schwab U.S. Mid-Cap Index Fund	3,036,218	51,841	(399,999)	86,118	1,187,943	3,962,121	61,485	51,841
Small-Cap 5.3%
Schwab Small-Cap Equity Fund	9,203,031	471,385	(1,950,000)	(132,490)	5,232,467	12,824,393	539,520	21,384
						111,449,948

International Stocks 24.8%
Developed Markets 24.8%
Laudus International MarketMasters Fund	29,200,634	6,267,718	(5,200,000)	567,773	7,256,593	38,092,718	1,244,860	2,060,939
Schwab International Core Equity Fund	17,195,358	4,115,467	(3,310,000)	(56,166)	4,652,679	22,597,338	1,956,479	205,552
						60,690,056

Real Estate 4.7%
Global Real Estate 4.7%
Schwab Global Real Estate Fund	7,584,737	2,243,739	(740,000)	(89,243)	2,580,504	11,579,737	1,431,364	453,739

Fixed Income 3.2%
Intermediate-Term Bond 2.4%
Schwab U.S. Aggregate Bond Index Fund	4,740,365	1,414,178	—	—	(136,394)	6,018,149	576,451	114,220
Short-Term Bond 0.8%
Schwab Short-Term Bond Index Fund	1,709,365	241,069	—	—	(30,066)	1,920,368	188,456	21,072
						7,938,517

Money Market Funds 0.0%
Schwab Variable Share Price Money Fund, Ultra Shares	28,050	8	—	—	(3)	28,055	28,047	6
Total Affiliated Underlying Funds	$140,338,066	$38,815,820	($33,358,935)	$1,143,859	$44,747,503	$191,686,313		$5,440,143

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
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Schwab Target 2050 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$191,686,313	$—	$—	$191,686,313
Unaffiliated Underlying Funds[1]	51,354,033	—	—	51,354,033
Short-Term Investments[1]	—	1,980,121	—	1,980,121
Total	$243,040,346	$1,980,121	$—	$245,020,467

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Target 2050 Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $135,595,667)		$191,686,313
Investments in securities, at value - unaffiliated (cost $42,777,090)		53,334,154
Receivables:
Fund shares sold		173,188
Dividends		20,569
Due from investment adviser		9,175
Prepaid expenses	+	7,719
Total assets		245,231,118
Liabilities
Payables:
Fund shares redeemed		108,975
Investments bought		15,162
Accrued expenses	+	48,244
Total liabilities		172,381
Net assets		$245,058,737
Net Assets by Source
Capital received from investors		$171,259,323
Total distributable earnings	+	73,799,414
Net assets		$245,058,737

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$245,058,737		13,261,388		$18.48

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Schwab Target 2050 Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$1,518,341
Dividends received from securities - unaffiliated		535,565
Interest received from securities - unaffiliated	+	120
Total investment income		2,054,026
Expenses
Registration fees		24,425
Professional fees		22,262
Portfolio accounting fees		21,708
Shareholder reports		9,751
Independent trustees’ fees		7,720
Transfer agent fees		2,996
Other expenses	+	4,952
Total expenses		93,814
Expense reduction by investment adviser	–	93,814
Net expenses	–	—
Net investment income		2,054,026
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		3,921,802
Realized capital gain distributions received from underlying funds - unaffiliated		1,558,744
Net realized gains on sales of securities - affiliated		1,143,859
Net realized gains on sales of securities - unaffiliated	+	765,161
Net realized gains		7,389,566
Net change in unrealized appreciation (depreciation) on securities - affiliated		44,747,503
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	8,771,760
Net change in unrealized appreciation (depreciation)	+	53,519,263
Net realized and unrealized gains		60,908,829
Increase in net assets resulting from operations		$62,962,855
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Schwab Target 2050 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$2,054,026	$3,085,100
Net realized gains		7,389,566	2,499,877
Net change in unrealized appreciation (depreciation)	+	53,519,263	2,239,611
Increase in net assets from operations		$62,962,855	$7,824,588
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($4,905,042)	($8,146,453)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,400,099	$58,030,659	3,278,640	$44,358,522
Shares reinvested		302,276	4,791,072	564,445	7,947,390
Shares redeemed	+	(3,366,800)	(57,211,988)	(2,395,025)	(31,595,800)
Net transactions in fund shares		335,575	$5,609,743	1,448,060	$20,710,112
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		12,925,813	$181,391,181	11,477,753	$161,002,934
Total increase	+	335,575	63,667,556	1,448,060	20,388,247
End of period		13,261,388	$245,058,737	12,925,813	$181,391,181
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Schwab Target 2055 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$14.11	$14.15	$13.60	$14.18	$12.09
Income (loss) from investment operations:
Net investment income (loss)[1]	0.15	0.24	0.21	0.20	0.16
Net realized and unrealized gains (losses)	4.83	0.45	1.10	(0.39)	2.55
Total from investment operations	4.98	0.69	1.31	(0.19)	2.71
Less distributions:
Distributions from net investment income	(0.16)	(0.27)	(0.31)	(0.37)	(0.17)
Distributions from net realized gains	(0.19)	(0.46)	(0.45)	(0.02)	(0.45)
Total distributions	(0.35)	(0.73)	(0.76)	(0.39)	(0.62)
Net asset value at end of period	$18.74	$14.11	$14.15	$13.60	$14.18
Total return	35.79%	4.86%	10.73%	(1.49%)	23.35%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00% [3]	0.00%
Gross operating expenses[2]	0.06%	0.09%	0.13%	0.11%	0.19%
Net investment income (loss)	0.88%	1.78%	1.53%	1.41%	1.24%
Portfolio turnover rate	11%	6%	6%	10%	9%
Net assets, end of period (x 1,000,000)	$158	$107	$94	$73	$60

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[3]	Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.
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Schwab Target 2055 Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 79.2% OF NET ASSETS

U.S. Stocks 46.8%
Large-Cap 39.5%
Laudus U.S. Large Cap Growth Fund *	341,613	12,058,925
Schwab Core Equity Fund	452,719	13,228,444
Schwab Fundamental US Large Company Index Fund	232,746	5,397,376
Schwab S&P 500 Index Fund	446,044	31,762,806
		62,447,551
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	42,588	2,744,354
Small-Cap 5.6%
Schwab Small-Cap Equity Fund	372,688	8,858,802
		74,050,707

International Stocks 25.3%
Developed Markets 25.3%
Laudus International MarketMasters Fund *	828,184	25,342,418
Schwab International Core Equity Fund	1,267,473	14,639,313
		39,981,731

Real Estate 4.9%
Global Real Estate 4.9%
Schwab Global Real Estate Fund	963,590	7,795,440

Fixed Income 2.2%
Intermediate-Term Bond 1.6%
Schwab U.S. Aggregate Bond Index Fund	245,690	2,564,999
Short-Term Bond 0.6%
Schwab Short-Term Bond Index Fund	85,915	875,475
		3,440,474
Total Affiliated Underlying Funds (Cost $89,281,215)		125,268,352

UNAFFILIATED UNDERLYING FUNDS 20.1% OF NET ASSETS

U.S. Stocks 11.0%
Large-Cap 8.9%
ClearBridge Large Cap Growth Fund, Class IS	46,521	3,802,660
Dodge & Cox Stock Fund	41,979	10,350,739
		14,153,399
SECURITY	NUMBER OF SHARES	VALUE ($)
Small-Cap 2.1%
ClearBridge Small Cap Growth Fund, Class IS *	54,854	3,304,980
		17,458,379

International Stocks 4.8%
Emerging Markets 4.8%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	645,976	7,654,815

Fixed Income 4.3%
Intermediate-Term Bond 3.3%
Baird Aggregate Bond Fund, Institutional Class	41,089	469,232
Loomis Sayles Investment Grade Bond Fund, Class Y	209,077	2,396,027
Metropolitan West Total Return Bond Fund, Class I	212,295	2,322,509
		5,187,768
International Bond 1.0%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	146,043	1,568,504
		6,756,272
Total Unaffiliated Underlying Funds (Cost $24,992,823)		31,869,466

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 0.8% OF NET ASSETS

Time Deposits 0.8%
DnB Bank ASA
0.01%, 11/01/21 (a)	1,286,013	1,286,013
Total Short-Term Investments (Cost $1,286,013)		1,286,013
Total Investments in Securities (Cost $115,560,051)		158,423,831

*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

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Schwab Target 2055 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 79.2% OF NET ASSETS

U.S. Stocks 46.8%
Large-Cap 39.5%
Laudus U.S. Large Cap Growth Fund	$8,126,767	$1,807,229	($621,290)	$30,954	$2,715,265	$12,058,925	341,613	$457,228
Schwab Core Equity Fund	13,835,514	702,351	(4,959,999)	331,787	3,318,791	13,228,444	452,719	702,351
Schwab Dividend Equity Fund	3,126,027	—	(3,599,823)	(234,162)	707,958	—	—	22,917
Schwab Fundamental US Large Company Index Fund	—	4,470,000	—	—	927,376	5,397,376	232,746	—
Schwab S&P 500 Index Fund	16,166,175	7,978,612	(516,273)	11,990	8,122,302	31,762,806	446,044	347,611
						62,447,551
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	1,888,066	32,237	—	—	824,051	2,744,354	42,588	32,237
Small-Cap 5.6%
Schwab Small-Cap Equity Fund	5,575,641	813,955	(730,000)	(55,514)	3,254,720	8,858,802	372,688	12,956
						74,050,707

International Stocks 25.3%
Developed Markets 25.3%
Laudus International MarketMasters Fund	17,531,912	4,284,004	(1,300,000)	138,830	4,687,672	25,342,418	828,184	1,237,377
Schwab International Core Equity Fund	10,523,299	1,990,064	(750,000)	6,941	2,869,009	14,639,313	1,267,473	125,794
						39,981,731

Real Estate 4.9%
Global Real Estate 4.9%
Schwab Global Real Estate Fund	4,687,042	1,490,981	—	—	1,617,417	7,795,440	963,590	300,982

Fixed Income 2.2%
Intermediate-Term Bond 1.6%
Schwab U.S. Aggregate Bond Index Fund	1,909,309	920,016	(200,000)	(4,154)	(60,172)	2,564,999	245,690	50,033
Short-Term Bond 0.6%
Schwab Short-Term Bond Index Fund	729,579	159,431	—	—	(13,535)	875,475	85,915	9,431
						3,440,474
Total Affiliated Underlying Funds	$84,099,331	$24,648,880	($12,677,385)	$226,672	$28,970,854	$125,268,352		$3,298,917

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
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Schwab Target 2055 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$125,268,352	$—	$—	$125,268,352
Unaffiliated Underlying Funds[1]	31,869,466	—	—	31,869,466
Short-Term Investments[1]	—	1,286,013	—	1,286,013
Total	$157,137,818	$1,286,013	$—	$158,423,831

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Target 2055 Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $89,281,215)		$125,268,352
Investments in securities, at value - unaffiliated (cost $26,278,836)		33,155,479
Receivables:
Fund shares sold		94,076
Dividends		9,208
Due from investment adviser		7,507
Prepaid expenses	+	6,291
Total assets		158,540,913
Liabilities
Payables:
Fund shares redeemed		151,415
Investments bought		126,543
Accrued expenses	+	39,664
Total liabilities		317,622
Net assets		$158,223,291
Net Assets by Source
Capital received from investors		$112,064,941
Total distributable earnings	+	46,158,350
Net assets		$158,223,291

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$158,223,291		8,444,175		$18.74

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Schwab Target 2055 Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$920,420
Dividends received from securities - unaffiliated		316,928
Interest received from securities - unaffiliated	+	61
Total investment income		1,237,409
Expenses
Registration fees		22,781
Professional fees		22,025
Portfolio accounting fees		12,668
Shareholder reports		10,518
Independent trustees’ fees		7,465
Transfer agent fees		2,095
Other expenses	+	4,343
Total expenses		81,895
Expense reduction by investment adviser	–	81,895
Net expenses	–	—
Net investment income		1,237,409
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		2,378,497
Realized capital gain distributions received from underlying funds - unaffiliated		899,150
Net realized gains on sales of securities - affiliated		226,672
Net realized gains on sales of securities - unaffiliated	+	175,164
Net realized gains		3,679,483
Net change in unrealized appreciation (depreciation) on securities - affiliated		28,970,854
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	5,768,762
Net change in unrealized appreciation (depreciation)	+	34,739,616
Net realized and unrealized gains		38,419,099
Increase in net assets resulting from operations		$39,656,508
116
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Schwab Target 2055 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$1,237,409	$1,785,195
Net realized gains		3,679,483	1,028,863
Net change in unrealized appreciation (depreciation)	+	34,739,616	2,151,448
Increase in net assets from operations		$39,656,508	$4,965,506
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($2,778,154)	($4,969,426)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,415,853	$41,626,853	2,219,735	$29,888,670
Shares reinvested		169,303	2,710,532	340,618	4,836,775
Shares redeemed	+	(1,750,620)	(30,393,721)	(1,576,305)	(21,062,762)
Net transactions in fund shares		834,536	$13,943,664	984,048	$13,662,683
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,609,639	$107,401,273	6,625,591	$93,742,510
Total increase	+	834,536	50,822,018	984,048	13,658,763
End of period		8,444,175	$158,223,291	7,609,639	$107,401,273
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Schwab Target 2060 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
	11/1/20– 10/31/21	11/1/19– 10/31/20	11/1/18– 10/31/19	11/1/17– 10/31/18	11/1/16– 10/31/17
Per-Share Data
Net asset value at beginning of period	$12.21	$12.16	$11.53	$12.02	$9.83
Income (loss) from investment operations:
Net investment income (loss)[1]	0.12	0.20	0.16	0.14	0.08
Net realized and unrealized gains (losses)	4.34	0.38	0.99	(0.32)	2.22
Total from investment operations	4.46	0.58	1.15	(0.18)	2.30
Less distributions:
Distributions from net investment income	(0.13)	(0.22)	(0.26)	(0.29)	(0.11)
Distributions from net realized gains	(0.12)	(0.31)	(0.26)	(0.02)	—
Total distributions	(0.25)	(0.53)	(0.52)	(0.31)	(0.11)
Net asset value at end of period	$16.42	$12.21	$12.16	$11.53	$12.02
Total return	36.89%	4.73%	10.85%	(1.64%)	23.63%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Gross operating expenses[2]	0.22%	0.41%	0.67%	0.73%	1.89%
Net investment income (loss)	0.80%	1.67%	1.42%	1.18%	0.75%
Portfolio turnover rate	11%	8%	13%	22%	7%
Net assets, end of period (x 1,000,000)	$40	$22	$16	$10	$6

[1]	Calculated based on the average shares outstanding during the period.
[2]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
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Schwab Target 2060 Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 80.1% OF NET ASSETS

U.S. Stocks 47.7%
Large-Cap 40.4%
Laudus U.S. Large Cap Growth Fund *	94,124	3,322,582
Schwab Core Equity Fund	111,529	3,258,883
Schwab Fundamental US Large Company Index Fund	63,600	1,474,879
Schwab S&P 500 Index Fund	114,186	8,131,219
		16,187,563
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	10,613	683,890
Small-Cap 5.6%
Schwab Small-Cap Equity Fund	94,291	2,241,296
		19,112,749

International Stocks 26.2%
Developed Markets 26.2%
Laudus International MarketMasters Fund *	204,887	6,269,552
Schwab International Core Equity Fund	365,547	4,222,062
		10,491,614

Real Estate 5.0%
Global Real Estate 5.0%
Schwab Global Real Estate Fund	251,159	2,031,876

Fixed Income 1.2%
Intermediate-Term Bond 0.9%
Schwab U.S. Aggregate Bond Index Fund	35,603	371,694
Short-Term Bond 0.3%
Schwab Short-Term Bond Index Fund	10,577	107,781
		479,475
Total Affiliated Underlying Funds (Cost $24,836,055)		32,115,714

UNAFFILIATED UNDERLYING FUNDS 19.4% OF NET ASSETS

U.S. Stocks 10.9%
Large-Cap 8.6%
ClearBridge Large Cap Growth Fund, Class IS	10,341	845,244
Dodge & Cox Stock Fund	10,616	2,617,552
		3,462,796
SECURITY	NUMBER OF SHARES	VALUE ($)
Small-Cap 2.3%
ClearBridge Small Cap Growth Fund, Class IS *	15,150	912,782
		4,375,578

International Stocks 5.5%
Emerging Markets 5.5%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	185,541	2,198,658

Fixed Income 3.0%
Intermediate-Term Bond 2.4%
Baird Aggregate Bond Fund, Institutional Class	12,729	145,363
Loomis Sayles Investment Grade Bond Fund, Class Y	38,946	446,316
Metropolitan West Total Return Bond Fund, Class I	32,545	356,039
		947,718
International Bond 0.6%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	22,464	241,261
		1,188,979
Total Unaffiliated Underlying Funds (Cost $6,298,095)		7,763,215

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 0.5% OF NET ASSETS

Time Deposits 0.5%
Citibank NA
0.01%, 11/01/21 (a)	216,616	216,616
Total Short-Term Investments (Cost $216,616)		216,616
Total Investments in Securities (Cost $31,350,766)		40,095,545

*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

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Schwab Target 2060 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 10/31/20	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 80.1% OF NET ASSETS

U.S. Stocks 47.7%
Large-Cap 40.4%
Laudus U.S. Large Cap Growth Fund	$1,763,036	$1,051,080	($170,000)	$5,722	$672,744	$3,322,582	94,124	$102,187
Schwab Core Equity Fund	2,819,014	327,364	(690,000)	25,463	777,042	3,258,883	111,529	143,106
Schwab Dividend Equity Fund	677,221	—	(785,181)	(19,295)	127,255	—	—	4,965
Schwab Fundamental US Large Company Index Fund	—	1,300,000	(50,000)	331	224,548	1,474,879	63,600	—
Schwab S&P 500 Index Fund	3,253,286	3,484,231	(431,000)	10,160	1,814,542	8,131,219	114,186	70,978
						16,187,563
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	377,955	131,453	—	—	174,482	683,890	10,613	6,453
Small-Cap 5.6%
Schwab Small-Cap Equity Fund	1,201,420	401,792	(80,000)	(880)	718,964	2,241,296	94,291	2,791
						19,112,749

International Stocks 26.2%
Developed Markets 26.2%
Laudus International MarketMasters Fund	3,562,611	2,080,573	(421,000)	30,272	1,017,096	6,269,552	204,887	257,246
Schwab International Core Equity Fund	2,127,378	1,670,272	(194,998)	(5,430)	624,840	4,222,062	365,547	26,168
						10,491,614

Real Estate 5.0%
Global Real Estate 5.0%
Schwab Global Real Estate Fund	944,042	773,645	(40,000)	(6,298)	360,487	2,031,876	251,159	69,197

Fixed Income 1.2%
Intermediate-Term Bond 0.9%
Schwab U.S. Aggregate Bond Index Fund	232,349	237,105	(90,000)	(1,436)	(6,324)	371,694	35,603	6,108
Short-Term Bond 0.3%
Schwab Short-Term Bond Index Fund	78,241	30,952	—	—	(1,412)	107,781	10,577	951
						479,475
Total Affiliated Underlying Funds	$17,036,553	$11,488,467	($2,952,179)	$38,609	$6,504,264	$32,115,714		$690,150

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
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Schwab Target 2060 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$32,115,714	$—	$—	$32,115,714
Unaffiliated Underlying Funds[1]	7,763,215	—	—	7,763,215
Short-Term Investments[1]	—	216,616	—	216,616
Total	$39,878,929	$216,616	$—	$40,095,545

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Target 2060 Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $24,836,055)		$32,115,714
Investments in securities, at value - unaffiliated (cost $6,514,711)		7,979,831
Receivables:
Fund shares sold		10,466
Due from investment adviser		5,941
Dividends		1,380
Prepaid expenses	+	11,117
Total assets		40,124,449
Liabilities
Payables:
Fund shares redeemed		10,893
Investments bought		971
Accrued expenses	+	35,959
Total liabilities		47,823
Net assets		$40,076,626
Net Assets by Source
Capital received from investors		$30,792,808
Total distributable earnings	+	9,283,818
Net assets		$40,076,626

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$40,076,626		2,440,778		$16.42

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Schwab Target 2060 Fund
Statement of Operations

For the period November 1, 2020 through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$191,110
Dividends received from securities - unaffiliated		63,324
Interest received from securities - unaffiliated	+	10
Total investment income		254,444
Expenses
Professional fees		21,654
Registration fees		20,296
Portfolio accounting fees		11,571
Independent trustees’ fees		7,122
Shareholder reports		5,114
Transfer agent fees		817
Custodian fees		259
Other expenses	+	3,531
Total expenses		70,364
Expense reduction by investment adviser	–	70,364
Net expenses	–	—
Net investment income		254,444
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - affiliated		499,040
Realized capital gain distributions received from underlying funds - unaffiliated		170,008
Net realized gains on sales of securities - affiliated		38,609
Net realized gains on sales of securities - unaffiliated	+	24,599
Net realized gains		732,256
Net change in unrealized appreciation (depreciation) on securities - affiliated		6,504,264
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	1,274,277
Net change in unrealized appreciation (depreciation)	+	7,778,541
Net realized and unrealized gains		8,510,797
Increase in net assets resulting from operations		$8,765,241
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Schwab Target 2060 Fund
Statement of Changes in Net Assets

For the current and prior report periods
OPERATIONS
	11/1/20-10/31/21		11/1/19-10/31/20
Net investment income		$254,444	$303,465
Net realized gains		732,256	84,396
Net change in unrealized appreciation (depreciation)	+	7,778,541	471,488
Increase in net assets from operations		$8,765,241	$859,349
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions		($458,337)	($715,136)

TRANSACTIONS IN FUND SHARES
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,163,081	$17,567,794	930,416	$10,935,135
Shares reinvested		31,814	444,437	55,993	689,274
Shares redeemed	+	(515,554)	(7,751,420)	(521,878)	(6,024,879)
Net transactions in fund shares		679,341	$10,260,811	464,531	$5,599,530
SHARES OUTSTANDING AND NET ASSETS
	11/1/20-10/31/21			11/1/19-10/31/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,761,437	$21,508,911	1,296,906	$15,765,168
Total increase	+	679,341	18,567,715	464,531	5,743,743
End of period		2,440,778	$40,076,626	1,761,437	$21,508,911
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Schwab Target 2065 Fund
Financial Statements
FINANCIAL HIGHLIGHTS
2/26/21 [1]– 10/31/21
Per-Share Data
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.03
Net realized and unrealized gains (losses)	1.30
Total from investment operations	1.33
Net asset value at end of period	$11.33
Total return	13.30% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses[4]	0.00% [5]
Gross operating expenses[4]	1.90% [5]
Net investment income (loss)[4]	0.35% [5]
Portfolio turnover rate	34% [3]
Net assets, end of period (x 1,000,000)	$4

[1]	Commencement of operations.
[2]	Calculated based on the average shares outstanding during the period.
[3]	Not annualized.
[4]	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the fund through its investments in underlying funds.
[5]	Annualized.
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Schwab Target 2065 Fund
Portfolio Holdings  as of October 31, 2021

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. You can also obtain this information at no cost on the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus, by calling 1-866-414-6349, or by sending an email request to orders@mysummaryprospectus.com.The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website.

SECURITY	NUMBER OF SHARES	VALUE ($)
AFFILIATED UNDERLYING FUNDS 80.2% OF NET ASSETS

U.S. Stocks 48.0%
Large-Cap 40.7%
Laudus U.S. Large Cap Growth Fund *	10,633	375,362
Schwab Core Equity Fund	12,392	362,105
Schwab Fundamental US Large Company Index Fund	7,167	166,209
Schwab S&P 500 Index Fund	12,988	924,860
		1,828,536
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	1,199	77,292
Small-Cap 5.6%
Schwab Small-Cap Equity Fund	10,524	250,158
		2,155,986

International Stocks 26.2%
Developed Markets 26.2%
Laudus International MarketMasters Fund *	21,084	645,158
Schwab International Core Equity Fund	46,025	531,592
		1,176,750

Real Estate 5.0%
Global Real Estate 5.0%
Schwab Global Real Estate Fund	27,629	223,516

Fixed Income 1.0%
Intermediate-Term Bond 0.7%
Schwab U.S. Aggregate Bond Index Fund	2,939	30,682
Short-Term Bond 0.3%
Schwab Short-Term Bond Index Fund	1,474	15,020
		45,702
Total Affiliated Underlying Funds (Cost $3,379,640)		3,601,954

UNAFFILIATED UNDERLYING FUNDS 19.1% OF NET ASSETS

U.S. Stocks 11.1%
Large-Cap 8.7%
ClearBridge Large Cap Growth Fund, Class IS	1,105	90,303
Dodge & Cox Stock Fund	1,214	299,287
		389,590
SECURITY	NUMBER OF SHARES	VALUE ($)
Small-Cap 2.4%
ClearBridge Small Cap Growth Fund, Class IS *	1,835	110,555
		500,145

International Stocks 5.5%
Emerging Markets 5.5%
Goldman Sachs Emerging Markets Equity Insights Fund, Institutional Class	20,686	245,129

Fixed Income 2.5%
Intermediate-Term Bond 2.1%
Baird Aggregate Bond Fund, Institutional Class	793	9,053
Loomis Sayles Investment Grade Bond Fund, Class Y	4,172	47,816
Metropolitan West Total Return Bond Fund, Class I	3,305	36,160
		93,029
International Bond 0.4%
PIMCO International Bond Fund (U.S. Dollar-Hedged), Institutional Class	1,778	19,091
		112,120
Total Unaffiliated Underlying Funds (Cost $836,822)		857,394

ISSUER	FACE AMOUNT ($)	VALUE ($)
SHORT-TERM INVESTMENTS 0.9% OF NET ASSETS

Time Deposits 0.9%
DnB Bank ASA
0.01%, 11/01/21 (a)	40,394	40,394
Total Short-Term Investments (Cost $40,394)		40,394
Total Investments in Securities (Cost $4,256,856)		4,499,742

*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

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Schwab Target 2065 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2021:
	VALUE AT 2/26/21(a)	PURCHASES	SALES	REALIZED GAINS (LOSSES)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE AT 10/31/21	BALANCE OF SHARES HELD AT 10/31/21	DISTRIBUTIONS RECEIVED*
AFFILIATED UNDERLYING FUNDS 80.2% OF NET ASSETS

U.S. Stocks 48.0%
Large-Cap 40.7%
Laudus U.S. Large Cap Growth Fund	$—	$348,198	($11,462)	$120	$38,506	$375,362	10,633	$—
Schwab Core Equity Fund	—	350,272	(17,164)	199	28,798	362,105	12,392	—
Schwab Fundamental US Large Company Index Fund	—	156,062	—	—	10,147	166,209	7,167	—
Schwab S&P 500 Index Fund	—	943,549	(102,841)	541	83,611	924,860	12,988	—
Schwab U.S. Large-Cap ETF	—	341,250	(338,083)	(3,167)	—	—	—	—
						1,828,536
Mid-Cap 1.7%
Schwab U.S. Mid-Cap Index Fund	—	71,704	—	—	5,588	77,292	1,199	—
Small-Cap 5.6%
Schwab Small-Cap Equity Fund	—	248,124	(12,617)	84	14,567	250,158	10,524	—
Schwab U.S. Small-Cap ETF	—	51,887	(51,638)	(249)	—	—	—	—
						250,158
						2,155,986

International Stocks 26.2%
Developed Markets 26.2%
Laudus International MarketMasters Fund	—	664,385	(40,090)	(67)	20,930	645,158	21,084	—
Schwab International Core Equity Fund	—	559,248	(38,330)	(142)	10,816	531,592	46,025	—
Schwab International Equity ETF	—	173,354	(173,063)	(291)	—	—	—	—
						1,176,750
Emerging Markets 0.0%
Schwab Emerging Markets Equity ETF	—	30,976	(30,976)	—	—	—	—	—
						1,176,750

Real Estate 5.0%
Global Real Estate 5.0%
Schwab Global Real Estate Fund	—	221,392	(7,409)	(81)	9,614	223,516	27,629	3,405

Fixed Income 1.0%
Intermediate-Term Bond 0.7%
Schwab U.S. Aggregate Bond Index Fund	—	30,824	—	—	(142)	30,682	2,939	244
Short-Term Bond 0.3%
Schwab Short-Term Bond Index Fund	—	15,141	—	—	(121)	15,020	1,474	38
						45,702
Total Affiliated Underlying Funds	$—	$4,206,366	($823,673)	($3,053)	$222,314	$3,601,954		$3,687

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
(a)	Commencement of operations.
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Schwab Target 2065 Fund
Portfolio Holdings  as of October 31, 2021 (continued)

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2021 (see financial note 2(a) for additional information):
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Affiliated Underlying Funds[1]	$3,601,954	$—	$—	$3,601,954
Unaffiliated Underlying Funds[1]	857,394	—	—	857,394
Short-Term Investments[1]	—	40,394	—	40,394
Total	$4,459,348	$40,394	$—	$4,499,742

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.
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Schwab Target 2065 Fund
Statement of Assets and Liabilities

As of October 31, 2021
Assets
Investments in securities, at value - affiliated (cost $3,379,640)		$3,601,954
Investments in securities, at value - unaffiliated (cost $877,216)		897,788
Receivables:
Fund shares sold		6,931
Due from investment adviser		4,059
Dividends	+	125
Total assets		4,510,857
Liabilities
Payables:
Investments bought		84
Accrued expenses	+	21,638
Total liabilities		21,722
Net assets		$4,489,135
Net Assets by Source
Capital received from investors		$4,242,783
Total distributable earnings	+	246,352
Net assets		$4,489,135

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,489,135		396,121		$11.33

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Schwab Target 2065 Fund
Statement of Operations

For the period February 26, 2021* through October 31, 2021
Investment Income
Dividends received from securities - affiliated		$3,687
Dividends received from securities - unaffiliated	+	2,194
Total investment income		5,881
Expenses
Professional fees		10,754
Portfolio accounting fees		8,127
Independent trustees’ fees		5,395
Custodian fees		2,594
Registration fees		1,408
Shareholder reports		1,045
Transfer agent fees		403
Other expenses	+	2,286
Total expenses		32,012
Expense reduction by investment adviser	–	32,012
Net expenses	–	—
Net investment income		5,881
Realized and Unrealized Gains (Losses)
Realized capital gain distributions received from underlying funds - unaffiliated		380
Net realized losses on sales of securities - affiliated		(3,053)
Net realized gains on sales of securities - unaffiliated	+	258
Net realized losses		(2,415)
Net change in unrealized appreciation (depreciation) on securities - affiliated		222,314
Net change in unrealized appreciation (depreciation) on securities - unaffiliated	+	20,572
Net change in unrealized appreciation (depreciation)	+	242,886
Net realized and unrealized gains		240,471
Increase in net assets resulting from operations		$246,352

*	Commencement of operations.
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Schwab Target 2065 Fund
Statement of Changes in Net Assets

For the current period only
OPERATIONS
	2/26/21*-10/31/21
Net investment income		5,881
Net realized losses		(2,415)
Net change in unrealized appreciation (depreciation)	+	242,886
Increase in net assets from operations		$246,352

TRANSACTIONS IN FUND SHARES
	2/26/21*-10/31/21
		SHARES	VALUE
Shares sold		$438,998	$4,713,650
Shares redeemed	+	(42,877)	(470,867)
Net transactions in fund shares		396,121	$4,242,783
SHARES OUTSTANDING AND NET ASSETS
	2/26/21*-10/31/21
		SHARES	NET ASSETS
Beginning of period		—	—
Total increase or decrease	+	396,121	4,489,135
End of period		396,121	$4,489,135

*	Commencement of operations.
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Schwab Target Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Target 2010 Fund	Schwab Dividend Equity Fund
Schwab Target 2015 Fund	Schwab Large-Cap Growth Fund
Schwab Target 2020 Fund	Schwab Small-Cap Equity Fund
Schwab Target 2025 Fund	Schwab Health Care Fund
Schwab Target 2030 Fund	Schwab International Core Equity Fund
Schwab Target 2035 Fund	Schwab Fundamental US Large Company Index Fund
Schwab Target 2040 Fund	Schwab Fundamental US Small Company Index Fund
Schwab Target 2045 Fund	Schwab Fundamental International Large Company Index Fund
Schwab Target 2050 Fund	Schwab Fundamental International Small Company Index Fund
Schwab Target 2055 Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Target 2060 Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab Target 2065 Fund	Schwab Target 2010 Index Fund
Schwab S&P 500 Index Fund	Schwab Target 2015 Index Fund
Schwab Small-Cap Index Fund®	Schwab Target 2020 Index Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2025 Index Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2030 Index Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2035 Index Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Target 2040 Index Fund
Schwab International Index Fund®	Schwab Target 2045 Index Fund
Schwab MarketTrack All Equity Portfolio™	Schwab Target 2050 Index Fund
Schwab MarketTrack Growth Portfolio™	Schwab Target 2055 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2060 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2065 Index Fund
Laudus International MarketMasters Fund™	Schwab Monthly Income Fund - Moderate Payout
Schwab Balanced Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Core Equity Fund	Schwab Monthly Income Fund - Maximum Payout
The Schwab Target Funds are "funds of funds." Each of the funds seeks to achieve its investment objective by investing in a combination of other affiliated Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, (all such mutual funds referred to as “underlying funds”), in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed-income securities, exchange-traded funds (ETFs), and cash and cash equivalents, including money market securities.
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The Schwab Target 2065 Fund commenced operations on February 26, 2021.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The financial statements of the funds should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes.
•   Mutual funds: Mutual funds are valued at their respective NAVs.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates fair value.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and mutual funds. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the underlying securities held by an underlying fund.
•   Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets,
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2. Significant Accounting Policies (continued):
completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds’ investments as of October 31, 2021 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Cash Management Transactions: The funds may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the funds to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The funds bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date). Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to more than one fund in the trusts generally are allocated among those funds in proportion to their average daily net assets. The fund bears its share of the acquired fund fees and expenses of the underlying funds, which are indirect expenses incurred by the fund through its investments in the underlying funds. Such expenses are reflected in the net asset values of the underlying funds.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
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Financial Notes (continued)

2. Significant Accounting Policies (continued):
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Asset Allocation Risk. The funds are subject to the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments may cause the fund to underperform other funds with a similar investment objective.
Conflicts of Interest Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds and ETFs may create a conflict of interest because the fees paid to it and its affiliates by some underlying funds are higher than the fees paid by other underlying funds. The investment adviser also may have an incentive to select an affiliated underlying fund for other reasons, including to increase assets under management or to support new investment strategies. In addition, other conflicts of interest may exist where the best interests of the affiliated underlying fund may not be aligned with those of a fund. However, the investment adviser is a fiduciary to each fund and is legally obligated to act in each fund’s best interests when selecting underlying funds.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Direct Investment Risk. The funds may invest directly in cash, cash equivalents and equity and fixed-income securities, including money market securities, to maintain their allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same securities.
Underlying Fund Investment Risk. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest, which include any combination of the risks described below.
•   Investment Risk. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•   Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the underlying fund, but there can be no guarantee that they will produce the desired results.
•   Fixed-Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or economic conditions, among other things, may result in a change in interest rates. A rise in interest rates could cause an underlying fund’s share price to fall. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed-income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt an underlying fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.
•   Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
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3. Risk Factors (continued):
•   Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, an underlying fund’s performance could be impacted.
•   Money Market Fund Risk. The funds may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.
•   ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
•   Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of an underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar.
•   Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and recording requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
•   Derivatives Risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right, but not the obligation, to buy or sell an instrument at a specific price on or before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.
An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, liquidity risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause an underlying fund to realize higher amounts of short-term capital gains. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase its volatility, and could cause the underlying fund to lose more than the initial amount invested. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) by an underlying fund could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
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3. Risk Factors (continued):
•   Leverage Risk. Certain underlying fund transactions, such as derivatives transactions, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the underlying fund.
•   Liquidity Risk. An underlying fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the underlying fund may have to sell them at a loss.
•   Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gains distributions.
•   Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust. The investment adviser does not receive a fee for the services it performs for the funds. However, the investment adviser is entitled to receive an annual management fee from each of the affiliated Schwab Funds and/or Laudus Funds that serve as underlying funds.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc., a broker-dealer affiliate of the investment adviser (together, service providers), of certain shareholder services to the current shareholders of the funds. The funds are not subject to any fee under the Plan.
Expense Limitation
The investment adviser and its affiliates have agreed with the funds, for so long as the investment adviser serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%.
The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Investments in Affiliates
The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2021, each Schwab Target Fund’s ownership percentages of other related funds’ shares are:
UNDERLYING FUNDS	SCHWAB TARGET 2010 FUND	SCHWAB TARGET 2015 FUND	SCHWAB TARGET 2020 FUND	SCHWAB TARGET 2025 FUND	SCHWAB TARGET 2030 FUND	SCHWAB TARGET 2035 FUND	SCHWAB TARGET 2040 FUND	SCHWAB TARGET 2045 FUND	SCHWAB TARGET 2050 FUND	SCHWAB TARGET 2055 FUND	SCHWAB TARGET 2060 FUND	SCHWAB TARGET 2065 FUND
Laudus International MarketMasters Fund	0.3%	0.4%	2.7%	4.4%	8.9%	5.4%	11.6%	2.5%	2.5%	1.7%	0.4%	0.0%*
Laudus U.S. Large Cap Growth Fund	—%	—%	—%	0.2%	0.7%	0.6%	1.7%	0.4%	0.5%	0.3%	0.1%	0.0%*
Schwab Core Equity Fund	0.1%	0.1%	0.8%	1.7%	3.8%	2.3%	4.9%	1.1%	1.1%	0.7%	0.2%	0.0%*
Schwab Fundamental US Large Company Index Fund	0.0%*	0.0%*	0.0%*	0.0%*	0.1%	0.1%	0.3%	0.1%	0.1%	0.1%	0.0%*	0.0%*
Schwab Global Real Estate Fund	0.4%	0.5%	3.7%	5.9%	11.8%	7.1%	15.7%	3.5%	3.5%	2.4%	0.6%	0.1%
Schwab International Core Equity Fund	0.3%	0.3%	2.6%	4.5%	10.5%	6.0%	13.7%	3.3%	3.3%	2.1%	0.6%	0.1%
Schwab S&P 500 Index Fund	0.0%*	0.0%*	0.1%	0.2%	0.3%	0.2%	0.4%	0.1%	0.1%	0.0%*	0.0%*	0.0%*
Schwab Short-Term Bond Index Fund	0.3%	0.3%	2.1%	1.9%	2.3%	0.8%	1.2%	0.1%	0.1%	0.0%*	0.0%*	0.0%*
Schwab Small-Cap Equity Fund	0.1%	0.2%	1.2%	2.3%	5.4%	3.4%	8.1%	1.8%	1.9%	1.3%	0.3%	0.0%*
Schwab Treasury Inflation Protected Securities Index Fund	0.2%	0.2%	1.3%	0.7%	0.3%	—%	—%	—%	—%	—%	—%	—%
Schwab U.S. Aggregate Bond Index Fund	0.3%	0.4%	2.3%	2.1%	2.7%	1.0%	1.4%	0.2%	0.1%	0.0%*	0.0%*	0.0%*
Schwab U.S. Mid Cap Index Fund	0.1%	0.1%	0.5%	0.8%	1.7%	1.0%	2.1%	0.5%	0.4%	0.3%	0.1%	0.0%*
Schwab Variable Share Price Money Fund, Ultra Shares	0.1%	0.1%	0.6%	0.5%	0.6%	0.2%	0.2%	0.0%*	0.0%*	—%	—%	—%

*	Less than 0.05%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of the investment adviser or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trusts were in compliance with these limitations throughout the report period. The funds did not pay any of these interested persons for their services as trustees, but they did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
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Financial Notes (continued)

6. Borrowing from Banks:
During the period, the funds were participants with other funds in the Fund Complex in a joint, syndicated, committed $850 million line of credit (the Syndicated Credit Facility), which matured on September 30, 2021. On September 30, 2021, the Syndicated Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by a fund, CSIM paid a commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the funds were participants with other funds in the Fund Complex in a joint, unsecured, uncommitted $400 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matured on September 30, 2021. On September 30, 2021, the Uncommitted Credit Facility was amended to run for a new 364 day period with the line of credit amount remaining unchanged, maturing on September 29, 2022. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount a fund borrows. There were no borrowings from either line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales of Investment Securities:
For the period ended October 31, 2021, purchases and sales of securities (excluding short-term obligations) were as follows:
	PURCHASES OF SECURITIES	SALES OF SECURITIES
Schwab Target 2010 Fund	$16,630,428	$12,703,276
Schwab Target 2015 Fund	10,900,029	15,209,278
Schwab Target 2020 Fund	50,641,203	103,922,137
Schwab Target 2025 Fund	100,857,309	104,806,159
Schwab Target 2030 Fund	154,617,308	153,754,496
Schwab Target 2035 Fund	98,329,752	78,546,707
Schwab Target 2040 Fund	161,037,059	173,482,903
Schwab Target 2045 Fund	47,746,515	27,236,521
Schwab Target 2050 Fund	48,925,738	41,233,935
Schwab Target 2055 Fund	30,166,139	14,841,559
Schwab Target 2060 Fund	13,959,846	3,327,178
Schwab Target 2065 Fund	5,076,576	857,329
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8. Federal Income Taxes:
As of October 31, 2021, the tax basis cost of the funds’ investments and gross unrealized appreciation and depreciation were as follows:
	TAX COST	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Schwab Target 2010 Fund	$54,202,827	$11,576,286	($366,567)	$11,209,719
Schwab Target 2015 Fund	63,728,563	18,134,620	(542,902)	17,591,718
Schwab Target 2020 Fund	406,293,457	125,172,044	(2,428,651)	122,743,393
Schwab Target 2025 Fund	508,372,891	156,721,216	(3,717,151)	153,004,065
Schwab Target 2030 Fund	825,573,394	346,215,320	(6,887,035)	339,328,285
Schwab Target 2035 Fund	438,293,670	176,049,706	(2,583,181)	173,466,525
Schwab Target 2040 Fund	816,533,844	425,644,764	(8,272,925)	417,371,839
Schwab Target 2045 Fund	186,549,119	66,436,368	(585,455)	65,850,913
Schwab Target 2050 Fund	179,009,851	66,683,855	(673,239)	66,010,616
Schwab Target 2055 Fund	116,239,136	42,885,170	(700,475)	42,184,695
Schwab Target 2060 Fund	31,599,622	8,749,372	(253,449)	8,495,923
Schwab Target 2065 Fund	4,257,483	257,744	(15,485)	242,259
As of October 31, 2021, the components of distributable earnings on a tax basis were as follows:
	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	CAPITAL LOSS CARRYFORWARDS	TOTAL
Schwab Target 2010 Fund	$637,140	$1,739,443	$11,209,719	$—	$13,586,302
Schwab Target 2015 Fund	835,811	3,437,736	17,591,718	—	21,865,265
Schwab Target 2020 Fund	5,506,414	25,553,713	122,743,393	—	153,803,520
Schwab Target 2025 Fund	5,928,180	24,333,574	153,004,065	—	183,265,819
Schwab Target 2030 Fund	8,586,443	46,508,680	339,328,285	—	394,423,408
Schwab Target 2035 Fund	3,963,724	17,830,495	173,466,525	—	195,260,744
Schwab Target 2040 Fund	6,975,431	46,770,097	417,371,839	—	471,117,367
Schwab Target 2045 Fund	1,052,953	5,467,882	65,850,913	—	72,371,748
Schwab Target 2050 Fund	1,161,532	6,627,266	66,010,616	—	73,799,414
Schwab Target 2055 Fund	546,377	3,427,278	42,184,695	—	46,158,350
Schwab Target 2060 Fund	144,363	643,532	8,495,923	—	9,283,818
Schwab Target 2065 Fund	5,900	—	242,259	(1,807)	246,352
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds’ investments, disclosed above, have been adjusted from their book amounts to reflect these unrealized appreciation or depreciation differences, as applicable.
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Financial Notes (continued)

8. Federal Income Taxes (continued):
Capital loss carryforwards have no expiration and may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2021, the fund had capital loss carryforwards available as follows:
NO EXPIRATION
Schwab Target 2010 Fund	$—
Schwab Target 2015 Fund	—
Schwab Target 2020 Fund	—
Schwab Target 2025 Fund	—
Schwab Target 2030 Fund	—
Schwab Target 2035 Fund	—
Schwab Target 2040 Fund	—
Schwab Target 2045 Fund	—
Schwab Target 2050 Fund	—
Schwab Target 2055 Fund	—
Schwab Target 2060 Fund	—
Schwab Target 2065 Fund	1,807
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	CURRENT FISCAL YEAR END DISTRIBUTIONS		PRIOR FISCAL YEAR END DISTRIBUTIONS
	ORDINARY INCOME	LONG-TERM CAPITAL GAINS	ORDINARY INCOME	LONG-TERM CAPITAL GAINS
Schwab Target 2010 Fund	$1,158,878	$385,205	$1,314,831	$1,204,227
Schwab Target 2015 Fund	1,603,533	1,864,193	2,018,665	2,170,460
Schwab Target 2020 Fund	10,442,930	10,256,763	13,636,822	16,329,586
Schwab Target 2025 Fund	10,641,524	7,269,075	13,898,587	17,306,186
Schwab Target 2030 Fund	16,741,235	16,944,271	23,515,128	41,149,887
Schwab Target 2035 Fund	7,639,008	7,482,792	10,709,488	19,394,717
Schwab Target 2040 Fund	14,499,604	21,950,959	21,322,805	54,339,154
Schwab Target 2045 Fund	2,368,978	2,594,038	3,301,292	5,698,235
Schwab Target 2050 Fund	2,230,995	2,674,047	3,187,945	4,958,508
Schwab Target 2055 Fund	1,270,190	1,507,964	1,817,735	3,151,691
Schwab Target 2060 Fund	239,872	218,465	302,277	412,859
Schwab Target 2065 Fund	—	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations.
As of October 31, 2021, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2021, the funds did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Capital Trust and Shareholders of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund, Schwab Target 2060 Fund, and Schwab Target 2065 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities, including the portfolio holdings, of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund, Schwab Target 2060 Fund, and Schwab Target 2065 Fund (the “Funds”), twelve of the funds constituting Schwab Capital Trust, as of October 31, 2021, the related statements of operations for the year then ended, the related statements of changes in net assets and the financial highlights for the two years in the period then ended (excluding Schwab Target 2065 Fund); the related statement of operations, statement of changes in net assets, and the financial highlights for the period from February 26, 2021 (commencement of operations) through October 31, 2021 for Schwab Target 2065 Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds (excluding Schwab Target 2065 Fund) as of October 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Schwab Target 2065 Fund as of October 31, 2021, and the results of its operations, changes in net assets, and financial highlights for the period from February 26, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America. For each of the Funds (excluding Schwab Target 2065 Fund), the financial highlights for each of the three years in the period ended October 31, 2019 were audited by other auditors, whose report, dated December 16, 2019, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
Deloitte & Touche LLP
Denver, Colorado
December 16, 2021
We have served as the auditor of one or more investment companies in the Schwab Funds Complex since 2020.
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Other Federal Tax Information (unaudited)

The funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the fiscal year ended October 31, 2021, and the respective foreign source income on the funds as follows:
	FOREIGN TAX CREDIT	FOREIGN SOURCE INCOME
Schwab Target 2010 Fund	$11,872	$287,409
Schwab Target 2015 Fund	18,019	431,529
Schwab Target 2020 Fund	131,135	3,121,000
Schwab Target 2025 Fund	217,935	4,700,401
Schwab Target 2030 Fund	458,778	9,505,082
Schwab Target 2035 Fund	269,929	5,367,668
Schwab Target 2040 Fund	628,100	12,165,942
Schwab Target 2045 Fund	127,386	2,416,881
Schwab Target 2050 Fund	137,058	2,597,345
Schwab Target 2055 Fund	85,795	1,584,889
Schwab Target 2060 Fund	18,085	333,894
Schwab Target 2065 Fund	—	—
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the fiscal year ended October 31, 2021, qualify for the corporate dividends received deduction:
PERCENTAGE
Schwab Target 2010 Fund	16.63
Schwab Target 2015 Fund	18.13
Schwab Target 2020 Fund	19.04
Schwab Target 2025 Fund	22.74
Schwab Target 2030 Fund	26.30
Schwab Target 2035 Fund	28.90
Schwab Target 2040 Fund	31.40
Schwab Target 2045 Fund	34.34
Schwab Target 2050 Fund	34.05
Schwab Target 2055 Fund	36.88
Schwab Target 2060 Fund	34.77
Schwab Target 2065 Fund	—
For the fiscal year ended October 31, 2021, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS form 1099 of the amount for use in preparing their 2021 income tax return.
Schwab Target 2010 Fund	$305,635
Schwab Target 2015 Fund	466,632
Schwab Target 2020 Fund	3,277,417
Schwab Target 2025 Fund	4,136,469
Schwab Target 2030 Fund	7,672,433
Schwab Target 2035 Fund	3,905,971
Schwab Target 2040 Fund	8,166,816
Schwab Target 2045 Fund	1,457,330
Schwab Target 2050 Fund	1,370,748
Schwab Target 2055 Fund	841,686
Schwab Target 2060 Fund	149,597
Schwab Target 2065 Fund	—
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Other Federal Tax Information (unaudited) (continued)

Under section 852(b)(3)(C) of the Internal Revenue Code, the fund hereby designates the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2021.
Schwab Target 2010 Fund	$385,205
Schwab Target 2015 Fund	1,864,193
Schwab Target 2020 Fund	10,256,763
Schwab Target 2025 Fund	7,269,075
Schwab Target 2030 Fund	16,944,271
Schwab Target 2035 Fund	7,482,792
Schwab Target 2040 Fund	21,950,959
Schwab Target 2045 Fund	2,594,038
Schwab Target 2050 Fund	2,674,047
Schwab Target 2055 Fund	1,507,964
Schwab Target 2060 Fund	218,465
Schwab Target 2065 Fund	—
For the fiscal year ended October 31, 2021, the funds designate the following amounts as dividends eligible for the 20% qualified business income deduction under section 199A of the Internal Revenue Code. Shareholders will be notified in January 2022 via IRS form 1099 of the amounts for use in preparing their 2021 income tax return.
Schwab Target 2010 Fund	$11,029
Schwab Target 2015 Fund	16,894
Schwab Target 2020 Fund	122,837
Schwab Target 2025 Fund	195,100
Schwab Target 2030 Fund	436,297
Schwab Target 2035 Fund	264,337
Schwab Target 2040 Fund	629,303
Schwab Target 2045 Fund	138,684
Schwab Target 2050 Fund	135,070
Schwab Target 2055 Fund	97,993
Schwab Target 2060 Fund	20,098
Schwab Target 2065 Fund	—
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Liquidity Risk Management Program  (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The Funds’ Board of Trustees (the “Board”) has designated the Funds’ investment adviser, Charles Schwab Investment Management, Inc., dba Schwab Asset Management, as the administrator of the program. Personnel of the investment adviser or its affiliates conduct the day-to-day operation of the program.
Under the program, the investment adviser manages a Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The program is reasonably designed to assess and manage a Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its historical redemption history and shareholder concentrations; and its cash holdings and access to other funding sources, including the custodian overdraft facility and lines of credit. The investment adviser’s process of determining the degree of liquidity of each Fund’s investments is supported by third-party liquidity assessment vendors.
The Funds’ Board reviewed a report at its meeting held on September 20, 2021 prepared by the investment adviser regarding the operation and effectiveness of the program for the period June 1, 2020, through May 31, 2021, which included individual Fund liquidity risk metrics. No significant liquidity events impacting any of the Funds were noted in the report. In addition, the investment adviser provided its assessment that the program had been operating effectively in managing each Fund’s liquidity risk.
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Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (dba Schwab Asset Management) (the investment adviser) with respect to the existing funds in the Trust, including Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund, Schwab Target 2055 Fund, Schwab Target 2060 Fund and Schwab Target 2065 Fund (the Funds), and to review certain other agreements pursuant to which the investment adviser provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by the investment adviser, including information about the investment adviser’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to the investment adviser seeking certain relevant information. The responses by the investment adviser are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of the investment adviser and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Funds at meetings held on May 12, 2021 and June 8, 2021, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting on June 8, 2021 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to each Fund under the Agreement, including the resources of the investment adviser and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	each Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of the investment adviser and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to the investment adviser and its affiliates; and
5.	the extent to which economies of scale would be realized as each Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, the investment adviser’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by the investment adviser relating to services and support provided with respect to each Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk

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oversight. The Trustees also considered investments the investment adviser has made in its infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Funds and their shareholders. The Trustees considered the investment adviser’s effective implementation of its business continuity plan in response to the COVID-19 pandemic and government-mandated restrictions during the prior year. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage clients of Schwab. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition, including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by the investment adviser to the Funds and the resources of the investment adviser and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to such Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, portfolio yield (if applicable) and market trends, as well as in consideration of each Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Although the Schwab Target 2040 Fund and Schwab Target 2045 Fund each had performance that lagged that of a relevant peer group for certain periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to each Fund including that the underperformance was attributable, to a significant extent, to investment decisions by the investment adviser that were reasonable and consistent with each Fund’s investment objectives and policies and that the investment adviser had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of each Fund supported renewal of the Agreement with respect to such Fund.
Fund Expenses. With respect to each Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The investment adviser reported to the Board, and the Board took into account, the risk assumed by the investment adviser in the development of the Funds and provision of services as well as the competitive marketplace for financial products. The Trustees considered the effects of the investment adviser’s and Schwab’s practice of waiving certain fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered the investment adviser’s contractual commitment to keep each Fund’s expense cap for so long as the investment adviser serves as the adviser to such Fund. The Trustees also considered fees charged by the investment adviser to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services the investment adviser provides to these other accounts, as well as differences in the market for these types of accounts. The Trustees noted that shareholders of the Funds indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of each Fund are reasonable and supported renewal of the Agreement with respect to such Fund.
Profitability. The Trustees considered the compensation flowing to the investment adviser and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of the investment adviser relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Funds and other funds in the complex. The Trustees also considered any other benefits derived by the investment adviser from its relationship with the Funds, such as whether, by virtue of its management of the Funds, the investment adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. Also, because each Fund invests a portion of its assets in other funds within the Schwab fund complex, the Trustees considered the indirect benefits to the investment adviser from such Fund’s investments in other underlying funds managed by the investment adviser. The Trustees considered whether the compensation and profitability with respect to the Funds

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under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by the investment adviser and its affiliates. The Trustees noted that the investment adviser continues to invest substantial sums in its business in order to provide enhanced research capabilities, services and systems to benefit the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the investment adviser with respect to each Fund is reasonable and supported renewal of the Agreement with respect to such Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale and whether those are passed along to a Fund’s shareholders through (i) the enhancement of services provided to the Funds in return for fees paid, including through investments by the investment adviser in the investment adviser’s infrastructure, including modernizing the investment adviser’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence and information security programs, which are designed to provide enhanced services to the Funds and their shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by the investment adviser and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that the investment adviser has shared any economies of scale with the Funds by investing in the investment adviser’s infrastructure, as discussed above, over time and that the investment adviser’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Funds continue to increase as a result of regulatory or other developments. The Trustees considered that the investment adviser and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that each Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of the services provided and the related expenses borne by the investment adviser and its affiliates and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 8, 2021 was held by means of videoconference in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.
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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 103 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	103	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	103	Director (2005 – 2020), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	103	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	103	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	103	None
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	103	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	103	None
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	103	None

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director and Chief Executive Officer (Oct. 2008 – present) and President (Oct. 2008 – Oct. 2021), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – Oct. 2021) and Director (May 2008 – Oct. 2021), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – Oct. 2021), Charles Schwab Investment Management, Inc.	103	Director (2008 – present), The Charles Schwab Corporation
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Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	103	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), Chief Operating Officer (Jan. 2020 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present) and Chief Operating Officer (Jan. 2020 – present), Charles Schwab Investment Advisory, Inc.; Chief Executive Officer (Apr. 2019 – present), President (Nov. 2018 – present) and Trustee (Apr. 2019 – Dec. 2020), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer, Chief Financial Officer and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present) and Chief Operating Officer (Dec. 2020 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
William P. McMahon, Jr.
1972
Vice President and Chief Investment Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Senior Vice President and Chief Investment Officer (Jan. 2020 – present), Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer (June 2021 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Vice President and Chief Investment Officer – ThomasPartners Strategies (Apr. 2018 – Dec. 2019), Charles Schwab Investment Advisory, Inc.; Senior Vice President and Chief Investment Officer (May 2001 – Apr. 2018), ThomasPartners, Inc.
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Catherine MacGregor
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President (Nov. 2005 – Oct. 2021) and Assistant Secretary (June 2007 – Oct. 2021), Schwab Funds; Chief Legal Officer and Secretary (Oct. 2021 – present), Vice President and Assistant Secretary (Oct. 2009 – Oct. 2021), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc., the investment adviser for the trusts in the Fund Complex, and is an employee of Charles Schwab & Co., Inc. (Schwab), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of Schwab.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
Bloomberg US Aggregate Bond Index  An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Government/Credit 1–5 Year Index  An index that is a broad-based benchmark measuring the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have a remaining maturity greater than or equal to one year and less than five years. The index excludes certain types of securities, including, bonds with equity type features (e.g., warrants, convertibles and preferreds), tax-exempt municipal securities, inflation-linked bonds, floating rate issues, strips, private placements, U.S. dollar-denominated 25 and 50 par retail bonds, structured notes and pass-through certificates. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
Bloomberg US Treasury Bills 1–3 Month Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months but more than 1 month, are rated investment grade and have $300 million or more of outstanding face value. It excludes zero-coupon STRIPS.
Bloomberg US Treasury Inflation-Linked Bond Index (Series-L)  An index which includes all publicly-issued U.S. Treasury Inflation-Protected Securities (TIPS) that have at least one year remaining to maturity, are rated investment grade and have $500 million or more of outstanding face value. The TIPS in the index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The index is market capitalization weighted and the TIPS in the index are updated on the last business day of each month. TIPS are publicly issued, dollar denominated U.S. Government securities issued by the U.S. Treasury that have principal and interest payments linked to an official inflation measure (as measured by the Consumer Price Index, or CPI) and their payments are supported by the full faith and credit of the United States.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed-income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
cap, capitalization  See “market cap.”
capital gain, capital loss  the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.
Dow Jones U.S. Total Stock Market Index  An index which includes all U.S. equity issues with readily available prices. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
FTSE non-US Dollar World Government Bond Index  A market capitalization index that measures the total rate of return performance for the government bonds of 22 countries, excluding the U.S., with a remaining maturity of at least 1 year.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

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MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
Russell 1000 Growth Index  An index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000 Index  An index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell 1000 Value Index  An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000 Index  An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap Index   An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
Target 2010 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2010 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2021, the composite is derived using the following portion allocations: 21.1% S&P 500 Index, 0.7% Russell Midcap Index, 1.9% Russell 2000 Index, 9.1% MSCI EAFE Index (Net), 40.8% Bloomberg US Aggregate Bond Index, 1.7% FTSE EPRA Nareit Global Index (Net), 6.5% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.3% Bloomberg Global Aggregate ex-US Hedged Index, 0.9% Bloomberg US Government/Credit Index, 10.2% Bloomberg US Government/Credit 1-5 Year Index, and 4.7% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2021. Percentages listed may not total to 100% due to rounding.
Target 2015 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2015 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index
was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2021, the composite is derived using the following portion allocations: 22.7% S&P 500 Index, 0.8% Russell Midcap Index, 2.0% Russell 2000 Index, 10.2% MSCI EAFE Index (Net), 38.8% Bloomberg US Aggregate Bond Index, 1.9% FTSE EPRA Nareit Global Index (Net), 6.2% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.3% Bloomberg Global Aggregate ex-US Hedged Index, 1.2% Bloomberg US Government/Credit Index, 9.6% Bloomberg US Government/Credit 1-5 Year Index, and 4.3% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2021. Percentages listed may not total to 100% due to rounding.
Target 2020 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2020 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2021, the composite is derived using the following portion allocations: 23.6% S&P 500 Index, 0.8% Russell Midcap Index, 2.1% Russell 2000 Index, 11.1% MSCI EAFE Index (Net), 37.4% Bloomberg US Aggregate Bond Index, 2.0% FTSE EPRA Nareit Global Index (Net), 6.0% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 2.4% Bloomberg Global Aggregate ex-US Hedged Index, 1.3% Bloomberg US Government/Credit Index, 9.1% Bloomberg US Government/Credit 1-5 Year Index, and 4.0% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2021. Percentages listed may not total to 100% due to rounding.
Target 2025 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2025 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000® Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2021, the composite is derived using the following portion allocations: 29.8% S&P 500 Index, 1.0% Russell Midcap Index, 3.1% Russell 2000 Index, 14.8% MSCI EAFE Index (Net), 29% Bloomberg US Aggregate Bond Index, 2.6% FTSE EPRA Nareit Global Index (Net), 0.6% MSCI Emerging Markets Index (Net), 2.9% Bloomberg US Treasury Inflation-Linked Bond Index (Series-L), 4.1% Bloomberg Global Aggregate ex-US Hedged Index, 2.2% Bloomberg US Government/Credit Index, 6.7% Bloomberg US Government/Credit 1-5 Year Index, and 3.2% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2021. Percentages listed may not total to 100% due to rounding.
Target 2030 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2030 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2021, the composite is derived using the following portion allocations: 35.2% S&P 500 Index, 1.2% Russell Midcap Index, 4.2% Russell 2000 Index, 17.9% MSCI EAFE Index (Net), 21.3% Bloomberg US Aggregate Bond Index,

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3.2% FTSE EPRA Nareit Global Index (Net), 1.5% MSCI Emerging Markets Index (Net), 0.8% Bloomberg US Treasury Inflation-Linked Bond Index (Series L), 4.7% Bloomberg Global Aggregate ex-US Hedged Index, 2.7% Bloomberg US Government/Credit Index, 4.8% Bloomberg US Government/Credit 1-5 Year Index, and 2.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2021. Percentages listed may not total to 100% due to rounding.
Target 2035 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2035 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2021, the composite is derived using the following portion allocations: 39.0% S&P 500 Index, 1.4% Russell Midcap Index, 5.1% Russell 2000 Index, 20.2% MSCI EAFE Index (Net), 16.0% Bloomberg US Aggregate Bond Index, 3.6% FTSE EPRA Nareit Global Index (Net), 2.3% MSCI Emerging Markets Index (Net), 4.1% Bloomberg Global Aggregate ex-US Hedged Index, 2.9% Bloomberg US Government/Credit Index, 3.4% Bloomberg US Government/Credit 1-5 Year Index, and 2.0% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2021. Percentages listed may not total to 100% due to rounding.
Target 2040 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2040 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2021, the composite is derived using the following portion allocations: 42.1% S&P 500 Index, 1.5% Russell Midcap Index, 5.9% Russell 2000 Index, 22.2% MSCI EAFE Index (Net), 11.5% Bloomberg US Aggregate Bond Index, 3.9% FTSE EPRA Nareit Global Index (Net), 3.2% MSCI Emerging Markets Index (Net), 3.1% Bloomberg Global Aggregate ex-US Hedged Index, 2.7% Bloomberg US Government/Credit Index, 2.4% Bloomberg US Government/Credit 1-5 Year Index, and 1.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2021. Percentages listed may not total to 100% due to rounding.
Target 2045 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2045 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2021, the composite is derived using the following portion allocations: 44.7% S&P 500 Index, 1.6% Russell Midcap Index, 6.6% Russell 2000 Index, 24.0% MSCI EAFE Index (Net), 7.5% Bloomberg US Aggregate Bond Index, 4.3% FTSE EPRA Nareit Global Index (Net), 4.2% MSCI Emerging Markets Index (Net), 2.1% Bloomberg Global Aggregate ex-US Hedged Index, 2.2% Bloomberg US Government/Credit Index, 1.6% Bloomberg
US Government/Credit 1-5 Year Index, and 1.1% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2021. Percentages listed may not total to 100% due to rounding.
Target 2050 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2050 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2021, the composite is derived using the following portion allocations: 46.3% S&P 500 Index, 1.7% Russell Midcap Index, 7.1% Russell 2000 Index, 25.1% MSCI EAFE Index (Net), 5.2% Bloomberg US Aggregate Bond Index, 4.5% FTSE EPRA Nareit Global Index (Net), 4.8% MSCI Emerging Markets Index (Net), 1.6% Bloomberg Global Aggregate ex-US Hedged Index, 1.8% Bloomberg US Government/Credit Index, 1.1% Bloomberg US Government/Credit 1-5 Year Index, and 0.9% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2021. Percentages listed may not total to 100% due to rounding.
Target 2055 Composite Index  A custom blended index developed by Schwab Asset Management based on the 2055 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index was replaced by a combination of the S&P 500 Index and the Russell 2000 Index. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2021, the composite is derived using the following portion allocations: 47.2% S&P 500 Index, 1.7% Russell Midcap Index, 7.4% Russell 2000 Index, 25.8% MSCI EAFE Index (Net), 3.8% Bloomberg US Aggregate Bond Index, 4.6% FTSE EPRA Nareit Global Index (Net), 5.3% MSCI Emerging Markets Index (Net), 1.2% Bloomberg Global Aggregate ex-US Hedged Index, 1.5% Bloomberg US Government/Credit Index, 0.8% Bloomberg US Government/Credit 1-5 Year Index, and 0.7% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2021. Percentages listed may not total to 100% due to rounding.
Target 2060 Composite Index: A custom blended index developed by Schwab Asset Management based on the 2060 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective August 24, 2018, the FTSE non-US Dollar World Government Bond Index was replaced by the Bloomberg Global Aggregate ex-US Hedged Index. Effective February 1, 2021, the composite is derived using the following portion allocations: 48.1% S&P 500 Index, 1.7% Russell Midcap Index, 7.7% Russell 2000 Index, 26.5% MSCI EAFE Index (Net), 2.5% Bloomberg US Aggregate Bond Index, 4.7% FTSE EPRA Nareit Global Index (Net), 5.7% MSCI Emerging Markets Index (Net), 0.8% Bloomberg Global Aggregate ex-US Hedged Index, 1.1% Bloomberg US Government/Credit Index, 0.6% Bloomberg US Government/Credit 1-5 Year Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2021. Percentages listed may not total to 100% due to rounding.
Target 2065 Composite Index: A custom blended index developed by Schwab Asset Management based on the 2065 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective February 25, 2021, the composite is derived using the

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following portion allocations: 48.3% S&P 500 Index, 1.7% Russell Midcap Index, 7.8% Russell 2000 Index, 26.6% MSCI EAFE Index (Net), 2.3% Bloomberg US Aggregate Bond Index, 4.8% FTSE EPRA Nareit Global Index (Net), 5.8% MSCI Emerging Markets Index (Net), 0.8% Bloomberg Global Aggregate ex-US Hedged Index, 1.0% Bloomberg US Government/Credit Index, 0.5% Bloomberg US Government/Credit 1-5 Year Index, and 0.5% Bloomberg US Treasury Bills 1-3 Month Index. The components that make up the composite index may vary over time. The composite index represents target allocations for 2021. Percentages listed may not total to 100% due to rounding.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Notes

Notes

Notes

Schwab Target Funds
Schwab Asset Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Schwab Asset Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabassetmanagement.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabassetmanagement.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
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Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc., dba Schwab Asset Management
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
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¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR33732-16
00266993

Item 2: Code of Ethics.

(a)

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Kimberly S. Patmore and J. Derek Penn, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Ms. Patmore and Mr. Penn as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of fifty-two operational series. Thirty-six series have a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, three series have a fiscal year-end of December 31, twelve series have a fiscal year-end of March 31, and one series has a fiscal year-end of the last day of February. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to the fifty-two operational series during 2021/2022 and the fifty-one operational series during 2020/2021, based on their respective 2021/2022 and 2020/2021 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Fiscal Year 2021/2022	Fiscal Year 2020/2021	Fiscal Year 2021/2022	Fiscal Year 2020/2021	Fiscal Year 2021/2022	Fiscal Year 2020/2021	Fiscal Year 2021/2022	Fiscal Year 2020/2021
$1,187,075	$1,203,450	$96,000	$90,000	$161,200	$158,100	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.

(e) (1)	Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2020/2021: $3,309,631	2019/2020: $3,570,594

(h)

During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	December 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	December 16, 2021

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	December 16, 2021